As filed with the Securities and Exchange Commission on November 25, 2009

Registration Nos. 033-12608 and 811-05059

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 61	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 63	☒

HIGHMARK FUNDS

(Exact Name of Registrant as Specified in Charter)

350 California Street, Suite 1600

San Francisco, CA 94104

(Address of principal executive offices) (zip)

Registrant’s telephone number, including area code: (800) 433-6884

Name and address of agent for service:

John M. Loder, Esq.

Ropes & Gray LLP

One Embarcadero Center, Suite 2200

San Francisco, CA 94111

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Amendment.

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☒	on November 30, 2009 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on [date] pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

DECEMBER 1, 2009

HighMark

The smarter approach to investing.

equity

fixed income

asset allocation

FIDUCIARY SHARES

■	Balanced Fund

■	Cognitive Value Fund

■	Core Equity Fund

■	Enhanced Growth Fund

■	Equity Income Fund

■	Fundamental Equity Fund

■	Geneva Mid Cap Growth Fund (formerly Geneva Growth Fund)

■	Geneva Small Cap Growth Fund

■	International Opportunities Fund

■	Large Cap Growth Fund

■	Large Cap Value Fund

■	NYSE Arca Tech 100 Index Fund

■	Small Cap Advantage Fund

■	Small Cap Value Fund

■	Value Momentum Fund

■	Bond Fund

■	California Intermediate Tax-Free Bond Fund

■	National Intermediate Tax-Free Bond Fund

■	Short Term Bond Fund

■	Wisconsin Tax-Exempt Fund

■	Income Plus Allocation Fund

■	Growth & Income Allocation Fund

■	Capital Growth Allocation Fund

■	Diversified Equity Allocation Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is unlawful. As with other investments, you could lose money on your investment in a mutual fund. Your investment in the Funds is not a deposit or an obligation of Union Bank, N.A., its affiliates or any bank. It is not insured by the FDIC or any other government agency.

PROSPECTUS

1

HOW TO READ THIS PROSPECTUS

HighMark Funds is a mutual fund family that offers different classes of Shares in separate investment portfolios. The funds have various investment goals and strategies. This prospectus gives you important information about the Fiduciary Shares of HighMark’s Equity and Fixed-Income Funds and Asset Allocation Portfolios (the “Funds”) that you should know before investing. Certain Funds also offer additional classes of Shares called Class A, Class B, Class C and Class M Shares, which are offered in separate prospectuses. Each of the Asset Allocation Portfolios described in this prospectus is a “fund-of-funds” that invests primarily in other mutual funds within HighMark Funds family and unaffiliated mutual funds, as well as directly in securities. As such, each Asset Allocation Portfolio’s investment strategy is intended to determine the mix of that Fund’s indirect investments as made through the underlying funds and direct investments.

Please read this prospectus and keep it for future reference. The prospectus is arranged into different sections so that you can easily review this important information. The next column contains general information you should know about investing in the Funds.

Individual HighMark Fund Profiles

Capital Growth Allocation Fund	82
Diversified Equity Allocation Fund	86

Shareowner Guide — How to Invest in HighMark Funds

More About HighMark Funds

Investment Management	99
Financial Highlights	108
Other Investment Matters	112
Instruments, Investment Techniques and Risks	115
Glossary of Investment Risks	122

FOR MORE INFORMATION ABOUT HIGHMARK FUNDS, PLEASE SEE THE BACK COVER OF THE PROSPECTUS

Union Bank, N.A., is the parent company of HighMark Capital Management, Inc. (the “Adviser”), the investment adviser of the Funds.

INTRODUCTION

Each Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities such as stocks and bonds. Before you look at specific Funds, you should know a few basics about investing in mutual funds.

The value of your investment in a mutual fund is based on the market prices of the securities the mutual fund holds. These prices change daily due to economic trends and other developments that generally affect securities markets, as well as those that affect particular firms and other types of issuers. These price movements, also called volatility, vary depending on the types of securities a mutual fund owns and the markets where these securities trade.

Each Fund has its own investment goal and strategies for reaching that goal. There is no guarantee that a Fund will achieve its goal. Before investing, make sure that the Fund’s goal matches your own.

The portfolio manager invests each Fund’s assets in a way that he or she believes will help the Fund achieve its goal. A manager’s judgments about the securities markets, economy and companies, and his or her method of investment selection, may cause a Fund to underperform other funds with similar objectives.

FUND SUMMARY	PERFORMANCE INFORMATION

INVESTMENT STRATEGY	DID YOU KNOW?

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?	FUND INFORMATION
FEES AND EXPENSES

PROSPECTUS

HIGHMARK EQUITY FUNDS

Balanced Fund

2

FUND SUMMARY

Investment Goal	To seek capital appreciation and income; conservation of capital is a secondary consideration
Investment Focus	U.S. common stocks and investment grade bonds
Principal Investment Strategy	Diversifies across market segments and investment styles, including value and growth stocks as well as various types of bonds
Share Price Volatility	Moderate
Investor Profile	Investors seeking the growth potential of stocks with the diversification value of bonds

INVESTMENT STRATEGY

HighMark Balanced Fund seeks capital appreciation and income. Conservation of capital is a secondary consideration. To pursue these goals, the Fund normally invests between 50% and 70% of its assets in equity securities, primarily common stocks, and at least 25% of its assets in fixed-income securities, primarily bonds. Within these ranges, the Fund’s specific allocation among stocks, bonds and other securities will vary depending on the portfolio managers’ assessment of business, economic and market conditions.

The Fund may invest in bonds of various maturities and types, including those issued by U.S. and foreign governments or companies, mortgage-backed securities and asset-backed securities. At least 90% of the bonds will be investment grade at the time of purchase.

To select bonds for the Fund, the portfolio managers consider such factors as the potential direction of interest rates and the U.S. economy, the outlook for one sector of the bond market versus another and the value that one bond may represent versus another. They also consider the financial strength of each issuer and the possibility that its credit rating may be upgraded or downgraded. The Fund may continue to hold a bond that has been downgraded if the managers believe it is in shareholders’ best interest to do so.

The Fund invests its equity security allocation primarily in common stocks of large U.S. companies. In particular, the portfolio managers look for companies with certain key attributes, which may include strong or improving profitability, sustainable competitive advantage, a healthy balance sheet and quality management. As part of this process, the portfolio managers engage in a fundamental analysis of candidate companies that seeks to determine the sustainability of these key attributes and to determine the company’s long-term earnings growth potential. Successful candidates are those whose key attributes are believed to be sustainable and whose earnings growth is determined to be underappreciated based on current valuation.

Portfolio holdings are reviewed for possible sale if the stock is no longer considered undervalued, the stock price declines materially, one or more of the company’s key attributes fails to be sustainable or there are unexpected changes in company management or strategy.

In addition to the securities described above, the Fund may invest up to 10% of the Fund’s assets in foreign securities (which may include up to 5% of the Fund’s assets in emerging market securities), including ADRs and locally traded securities. The Fund may also invest in other types of securities. In an effort to preserve the value of your investment under volatile market conditions, the managers may invest more than 20% of the Fund’s assets in very short-term debt obligations called money market securities. Such a strategy could make it more difficult for the Fund to achieve its objective of capital appreciation and income.

For a more complete description of the securities in which the Fund can invest, please see “Other Investment Matters” and “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a general decline in the stock market. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Foreign Securities and Currency Risks: Investing in foreign markets involves greater risk than investing in the

PROSPECTUS

3

United States, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities may be affected by such factors as fluctuations in currency exchange rates, accounting and financial reporting standards that differ from those in the U.S. and that they could convey incomplete or inaccurate financial information on companies, smaller and less liquid securities markets, social upheavals and political actions ranging from tax code changes to governmental collapse. Emerging market securities may be even more susceptible to these risks.

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decline in interest rates. Generally, the longer the average maturity of the Fund’s fixed-income portion, the greater its interest rate risk.

Credit Risk: The possibility that a bond issuer cannot make timely interest and principal payments on its obligations. In general, the lower a bond’s rating, the greater its credit risk.

Investment Style Risk: The possibility that the kinds of securities on which this Fund focuses will underperform other types of investments or the market as a whole.

If the Fund invests in securities with additional risks, its share price volatility could be greater and its performance lower. In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay on your investment.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how it will perform in the future.

This bar chart shows changes in the performance of the Fund’s Fiduciary Shares from year to year.*

Best Quarter	Worst Quarter
9.57%	-14.47%
(06/30/03)	(12/31/08)

*The performance information above is based on a calendar year. The Fund’s total return from 1/1/2009 to 9/30/2009 was 21.43%.

DID YOU KNOW?

Value Stocks are those that the managers believe may be undervalued relative to their earnings, financial strength or other qualities.

Growth Stocks are those that the managers believe have a record of achieving consistent earnings and sales growth.

PROSPECTUS

HIGHMARK EQUITY FUNDS

Balanced Fund

4

This table compares the Fund’s average annual total returns for periods ending 12/31/08 to those of the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index and a blended index.

	1 Year	5 Years	10 Years	Since Inception*
Balanced Fund[1]
Fiduciary Shares[2]
Return Before Taxes	-26.95%	-1.36%	-0.60%	5.30%
Return After Taxes on Distributions	-27.37%	-2.19%	-1.71%	3.76%
Return After Taxes on Distributions and Sale of Fund Shares	-17.34%	-1.22%	-0.84%	3.93%
S&P 500 Index[3] (reflects no deduction for fees, expenses or taxes)	-37.00%	-2.19%	-1.38%	7.73%
Barclays Capital U.S. Aggregate Bond Index[4] (reflects no deduction for fees, expenses or taxes)	5.24%	4.65%	5.63%	6.92%†
Blended Index[5] (reflects no deduction for fees, expenses or taxes)	-20.10%	0.55%	1.42%	7.39%†

1Performance data includes the performance of the Stepstone Balanced Fund for the period prior to its consolidation with the HighMark Balanced Fund on 4/25/97.

2After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

3The unmanaged S&P 500 Index generally reflects the performance of large companies in the U.S. stock market. You cannot invest directly in an index.

4The unmanaged Barclays Capital U.S. Aggregate Bond Index is generally representative of the bond market as a whole. You cannot invest directly in an index.

5The blended index, administered by the sub-administrator, PNC Global Investment Servicing (U.S.) Inc., is 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index. You cannot invest directly in an index.

*Since 2/1/91.

†Since 1/31/91.

FUND INFORMATION

Class	CUSIP	Ticker
Fiduciary	431114792	HMBAX

PROSPECTUS

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FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)*	0.00%

Annual Fund Operating Expenses
Fiduciary Shares
Investment Advisory Fees	0.60%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.96%

Total Annual Fund Operating Expenses	1.56%
Fee Waivers	0.57%
Net Expenses†	0.99%

*Does not include any wire transfer fees, if applicable.

†The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) for Fiduciary Shares from exceeding 0.99% for the period beginning December 1, 2009 and ending on November 30, 2010. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$101	$437	$796	$1,808

PROSPECTUS

HIGHMARK EQUITY FUNDS

Cognitive Value Fund

6

FUND SUMMARY

Investment Goal	To seek long-term capital appreciation
Investment Focus	Common stocks of small U.S. companies
Principal Investment Strategy	Seeks undervalued small company stocks
Share Price Volatility	Moderate to High
Investor Profile	Risk-tolerant investors seeking high long-term returns

INVESTMENT STRATEGY

HighMark Cognitive Value Fund seeks long-term capital appreciation. To pursue this goal, the Fund will, under normal market conditions, invest its assets primarily in common and preferred stocks of small capitalization value companies similar to those found in the S&P SmallCap 600/Citigroup Value Index and, to a lesser extent, in common and preferred stocks of microcap companies whose market capitalization is less than the minimum market capitalization of companies included in the S&P SmallCap 600/Citigroup Value Index. As of September 30, 2009, the market capitalization of companies that issue stocks included in the S&P Small Cap 600/Citigroup Value Index ranged from approximately $45 million to $2.6 billion. The Fund’s sub-adviser seeks to add value to the Fund’s portfolio through stock selection while maintaining an appropriate risk profile generally relative to the S&P SmallCap 600/Citigroup Value Index. The sub-adviser uses both quantitative and qualitative techniques to identify stocks it believes are currently undervalued by the market. Criteria that the sub-adviser may consider in determining stock selection include: low relative valuation, earnings purity, earnings predictability, earnings estimate revision, high profile negative news, market volatility and aberrant price movement. Since these factors have a varying influence on the performance of stock prices, the sub-adviser evaluates the relative importance of each factor on a regular basis to determine the attractiveness of a particular security. The sub-adviser may also consider market indices and its own estimates of competitor portfolio weightings in managing the Fund’s investment portfolio.

As part of the portfolio management of the Fund, the sub-adviser employs Behavioral Finance techniques in an attempt to capitalize on investors’ behavioral biases and mental errors that can result in securities being mispriced. Behavioral Finance is the study of why people do not always behave in an economically rational manner. Economic irrationality typically arises from investors maximizing personal benefit (not wealth), emotional investing, heuristic biases (or “rule of thumb” biases) and cognitive errors. The sub-adviser attempts to exploit investors’ biases and errors that it believes to be recurring and predictable, and to minimize its own susceptibility to these same biases and errors.

An example of applying Behavioral Finance techniques to the Fund’s investment process is when investors over-emphasize recent, vivid events. The term used to describe this error is Availability Bias. Investors often oversell stocks of companies that are faced with a highly publicized negative event, such as a product tampering recall, a lawsuit or a government investigation. While news of this type is bad, it often has a smaller impact on a company’s earnings than is initially feared. As time passes, if investors’ initial worst fears do not materialize, the stock is likely to trade back into a more normal relationship to its earnings stream. The Fund attempts to exploit Availability Bias errors by comparing the stock of a company facing current negative publicity with others that have faced similar situations in the past. A worst-case scenario and likely corresponding stock price is projected and compared to the stock’s current market price. If the comparison is favorable, the stock may be purchased.

The Fund may invest up to 25% of its assets in U.S. dollar-denominated stocks and bonds of foreign companies, including up to 5% of its assets in securities of emerging market companies.

The Fund may also invest in hedging instruments, such as options, futures and certain other derivative instruments, to manage investment risk or to serve as a substitute for underlying securities positions. In addition, the Fund may invest up to 10% of its assets in exchange-traded funds, commonly called “ETFs,” to provide liquidity and diversified exposure to the small cap value markets and sectors.

For a more complete description of the securities in which the Fund can invest, please see “Other Investment Matters” and “Instruments, Investment Techniques and Risks.”

PROSPECTUS

7

WHAT ARE THE MAIN RISKS OF IN VESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a general decline in the stock market. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Small Company Risk: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company’s financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks, as compared to those of larger firms.

Microcap Company Risk: Investing in microcap companies involves greater risk than investing in small, medium or large capitalization companies because the stocks of microcap companies tend to have greater price volatility and less liquidity than the stocks of larger companies. In addition, microcap companies tend to have smaller financial resources, less information available, more limited business lines and more geographic area concentration.

Investment Style Risk: The possibility that the kinds of securities on which this Fund focuses will underperform other types of investments or the market as a whole.

Non-Diversification Risk: The risk that, as a “non-diversified” fund under the Investment Company Act of 1940, the Fund may hold more concentrated positions in individual issuers than diversified mutual funds, and thereby have greater exposure to risks associated with an individual issuer.

Foreign Securities and Currency Risks: Investing in foreign markets involves greater risk than investing in the United States, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities may be affected by such factors as fluctuations in currency exchange rates, accounting and financial reporting standards that differ from those in the U.S. and that could convey incomplete or inaccurate financial information on companies, smaller and less liquid securities markets, social upheavals and political actions ranging from tax code changes to governmental collapse. Emerging market securities may be even more susceptible to these risks.

Exchange-Traded Funds Risk: Exchange-traded funds charge their own fees and expenses; thus, shareholders of the Fund may bear extra costs, such as duplicative management fees, brokerage commissions and related charges.

If the Fund invests in securities with additional risks, its share price volatility could be greater and its performance lower. In addition, the Fund may trade securities actively,

which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay on your investment.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Pursuant to an agreement and plan of reorganization between the Fund and Bailard Cognitive Value Fund (the “Predecessor Fund”), on April 3, 2006 the Fund acquired all the assets and all of the identified liabilities of the Predecessor Fund in exchange for Class M Shares of the Fund (the “Reorganization”). As a result of the Reorganization, the Class M Shares of the Fund are the accounting successor of the Predecessor Fund. In the case of Fiduciary Shares, the historical information shown below for periods prior to April 3, 2006 reflects the Class M Shares (which reflect the historical performance of the Predecessor Fund) adjusted for shareholder servicing fees and expenses applicable to Fiduciary Shares of the Fund. Historical performance of the Predecessor Fund is shown because the Fund did not have any operating history prior to the date of the Reorganization. Of course, the Fund’s past performance does not necessarily indicate how it will perform in the future.

PROSPECTUS

HIGHMARK EQUITY FUNDS

Cognitive Value Fund

8

This bar chart shows changes in the performance of the Fund’s Fiduciary Shares1 from year to year.*

Best Quarter	Worst Quarter
21.10%	-24.11%
(06/30/03)	(09/30/02)

*The performance information above is based on a calendar year. The Fund’s total return from 1/1/2009 to 9/30/2009 was 16.53%.

1The performance shown includes the performance of shares of the Predecessor Fund. The Predecessor Fund was reorganized into the Fund on April 3, 2006. The performance of the Fiduciary Shares has been adjusted to reflect shareholder servicing fees and expenses applicable to the Fund.

This table compares the Fund’s average annual total returns for periods ending 12/31/08 to those of the S&P SmallCap 600/Citigroup Value Index.

	1 Year	5 Years		Since Inception*
Cognitive Value Fund[1]
Fiduciary Shares[2]
Return Before Taxes	-32.99%	-0.91	%(a)	2.01	%(a)
Return After Taxes on Distributions	-33.12%	-2.75	%(a)	0.74	%(a)
Return After Taxes on Distributions and Sale of Fund Shares	-21.29%	-0.81	%(a)	1.69	%(a)
S&P SmallCap 600/ Citigroup Value Index[3] (reflects no deduction for fees, expenses or taxes)	-29.51%	0.83%		3.67%

1The performance shown includes the performance of shares of the Predecessor Fund. The Predecessor Fund was reorganized into the Fund on April 3, 2006.

2After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

3The S&P SmallCap 600/Citigroup Value Index is an index that measures the performance of a selection of stocks from the S&P SmallCap 600 Index (which is composed of 600 U.S. stocks with market capitalizations of $200 million to $1.0 billion upon inclusion in the index and that meet certain investability and financial viability standards) that meet certain value criteria as determined by Standard & Poor’s Corporation and Citigroup, Inc. on the basis of seven value and growth criteria. The Fund’s sub-adviser does not currently use a single index internally to evaluate the performance of the Fund. Instead, a dynamic subset of Morningstar’s universe of small cap stock mutual funds (as well as the S&P SmallCap 600/Citigroup Value Index) is used for performance comparison purposes. You cannot invest directly in an index.

(a) Prior to 4/04/06, performance data for Fiduciary Shares is based on the performance of shares of the Predecessor Fund, adjusted to reflect shareholder servicing fees and expenses applicable to the Fund.

*Since 5/30/01.

FUND INFORMATION

Class	CUSIP	Ticker
Fiduciary	431112390	HCLFX

DID YOU KNOW?

Value Stocks are those that the managers believe may be undervalued relative to their earnings, financial strength or other qualities.

The managers consider small capitalization companies to be those companies with market capitalizations within the range of those companies in the S&P SmallCap 600/Citigroup Value Index, although the Fund may invest in companies with market capitalizations that fall outside that range.

The managers consider microcap stocks to be those issued by companies with market capitalizations equal to or smaller than the smallest 15% of those in the S&P SmallCap 600/Citigroup Value Index.

PROSPECTUS

9

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%
Exchange Fee (as a percentage of amount exchanged, if applicable)*	2.00%

Annual Fund Operating Expenses
Fiduciary Shares
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.59%
Acquired Fund Fees and Expenses†	0.01%

Total Annual Fund Operating Expenses††	1.35%
Fee Waivers	0.12%
Net Expenses†††	1.23%

*Applicable to Fiduciary Shares held 30 days or less. Does not include any wire transfer fees, if applicable.

†The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) for the fiscal year ended July 31, 2009.

††The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

†††The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in Acquired Funds) for Fiduciary Shares from exceeding 1.22% for the period beginning December 1, 2009 and ending on November 30, 2010. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$125	$416	$728	$1,613

PROSPECTUS

HIGHMARK EQUITY FUNDS

Core Equity Fund

10

FUND SUMMARY

Investment Goal	To seek long-term capital appreciation
Investment Focus	U.S. common stocks
Principal Investment Strategy	Attempts to identify companies with strong earnings growth selling at attractive values
Share Price Volatility	Moderate to high
Investor Profile	Long-term investors seeking capital appreciation

INVESTMENT STRATEGY

HighMark Core Equity Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests primarily in the stocks of U.S. companies with capitalization similar to stocks in the Standard & Poor’s S&P 500 Index (“S&P 500 Index”). As of September 30, 2009, the market capitalization of companies that issue stocks included in the S&P 500 Index ranged from approximately $1.17 billion to $329 billion. Risk characteristics, such as sector exposure, dividend yield and other descriptors, should be relatively similar to the S&P 500 Index on average, as well.

The Adviser uses an actively managed bottom-up stock selection process for choosing securities across a large-cap equity market universe that primarily includes companies represented in the Russell 1000 Index. The Fund seeks to identify those securities most attractive from a fundamental perspective, based on certain valuation factors and management criteria, and the potential for price appreciation. Portfolio risk is managed using a portfolio construction process that imposes active security and sector exposure limits while balancing overall portfolio risk versus expected excess return. This portfolio management process determines buy and sell decisions in an effort to maintain an equity portfolio that is diversified across sectors. Risk characteristics of the portfolio are monitored in an effort to minimize return volatility relative to the S&P 500 Index. Investments are sold when, as determined by the Adviser, relative fundamentals deteriorate or alternative investments become sufficiently more attractive.

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities and generally will tend to keep cash exposure as low as practical to manage the Fund efficiently. The Fund may invest up to 20% of the Fund’s assets in foreign securities (which may include up to 5% of the Fund’s assets in emerging market securities), including ADRs and locally traded securities. The Fund may also invest in other types of securities, including bonds, as appropriate, to meet the Fund’s objective. Under volatile market conditions or extraordinary cash flow situations, the managers may invest up to 20% of the Fund’s assets in very short-term debt obligations called money market securities. Such a strategy could make it more difficult for the Fund to achieve its goals.

For a more complete description of the securities in which the Fund can invest, please see “Other Investment Matters” and “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a general decline in the stock market. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Foreign Securities and Currency Risks: Investing in foreign markets involves greater risk than investing in the United States, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities may be affected by such factors as fluctuations in currency exchange rates, accounting and financial reporting standards that differ from those in the U.S. and that could convey incomplete or inaccurate financial information on companies, smaller and less liquid securities markets, social upheavals and political actions ranging from tax code changes to governmental collapse. Emerging market securities may be even more susceptible to these risks.

Investment Style Risk: The possibility that the kinds of securities on which this Fund focuses will underperform other type of investments or the market as a whole.

If the Fund invests in securities with additional risks, its share price volatility could be greater and its performance lower. In

PROSPECTUS

11

addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes you pay.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PERFORMANCE IN FORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Fiduciary Shares from year to year.*

Best Quarter	Worst Quarter
14.06%	-22.48%
(06/30/03)	(12/31/08)

*The performance information above is based on a calendar year. The Fund’s total return from 1/1/2009 to 9/30/2009 was 20.81%.

This table compares the Fund’s average annual total returns for periods ending 12/31/08 to those of the S&P 500 Index.

	1 Year	5 Years	Since Inception*
Core Equity Fund
Fiduciary Shares[1]
Return Before Taxes	-35.88%	-3.47%	-4.96%
Return After Taxes on Distributions	-36.05%	-3.75%	-5.20%
Return After Taxes on Distributions and Sale of Fund Shares	-23.02%	-2.81%	-4.06%
S&P 500 Index[2] (reflects no deduction for fees, expenses or taxes)	-37.00%	-2.19%	-3.45%

1After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

2The unmanaged S&P 500 Index generally reflects the performance of large companies in the U.S. stock market. You cannot invest directly in an index.

*Since 5/31/00.

FUND INFORMATION

Class	CUSIP	Ticker
Fiduciary	431112788	HMCFX

PROSPECTUS

HIGHMARK EQUITY FUNDS

Core Equity Fund

12

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)*	0.00%

Annual Fund Operating Expenses
Fiduciary Shares
Investment Advisory Fees	0.60%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.59%

Total Annual Fund Operating Expenses	1.19%
Fee Waivers	0.19%
Net Expenses†	1.00%

*Does not include any wire transfer fees, if applicable.

†The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) for Fiduciary Shares from exceeding 1.00% for the period beginning December 1, 2009 and ending on November 30, 2010. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$102	$359	$636	$1,426

PROSPECTUS

HIGHMARK EQUITY FUNDS

Enhanced Growth Fund

13

FUND SUMMARY

Investment Goal	To seek long-term capital appreciation
Investment Focus	Common and preferred securities of companies located in the U.S. and abroad
Principal Investment Strategy	Seeks companies with superior sales and earnings growth potential
Share Price Volatility	High
Investor Profile	Long-term investors seeking capital appreciation

INVESTMENT STRATEGY

HighMark Enhanced Growth Fund seeks long-term capital appreciation. To pursue this goal, the Fund will, under normal market conditions, invest its assets primarily in common and preferred securities that the sub-adviser believes have superior sales and earnings growth potential located in the U.S. and abroad. It is expected that, under normal market conditions, the Fund will invest in established companies in the semiconductor, semiconductor equipment, hardware, software, services, communications, and biotechnology sub sectors of the market, and in other industries as needed. The Fund may also invest up to 25% of its assets in U.S. dollar-denominated stocks and bonds of foreign companies, including up to 5% of its assets in securities of emerging market companies.

Using a combination of qualitative and quantitative techniques, the Fund seeks to identify and invest in companies that offer superior sales and earnings growth prospects. The sub-adviser seeks to add value to the Fund’s portfolio through stock selection while maintaining an appropriate risk profile generally relative to the NASDAQ-100 Index. As of September 30, 2009, the market capitalization of companies that issue stocks included in the NASDAQ-100 Index ranged from approximately $2.4 billion to $231 billion. Valuation, earnings growth, revenue growth and earnings sustainability and predictability are the primary factors used in determining stock selection. Since these factors have a varying influence on the performance of stock prices, the sub-adviser evaluates the relative importance of each factor on a regular basis to determine the attractiveness of a particular security. The sub-adviser may also consider market indices and its own estimates of competitor portfolio weightings in managing the Fund’s portfolio.

The Fund may also invest opportunistically in initial public offerings, also called IPOs, and in securities of new public companies that have had their IPO within the last six months. In choosing these companies, the sub-adviser will utilize both public and private information sources to identify attractive candidates. The Fund looks to invest in opportunities to penetrate new and existing markets specifically within the technology, biotechnology and other growth industries. In looking at particular companies, the sub-adviser evaluates the scope of business of a company and its competitive landscape, as well as its management team’s experience.

The Fund may also invest in hedging instruments, such as options, futures and certain other derivative instruments, to manage investment risk or to serve as a substitute for underlying security positions.

For a more complete description of the securities in which the Fund can invest, please see “Other Investment Matters” and “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a general decline in the stock market. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk: The possibility that the kinds of securities on which this Fund focuses will underperform other types of investments or the market as a whole.

Industry/Sector Risk: The risk associated with excessive exposure to any one industry or sector. Because the Fund’s investment universe is currently mainly comprised of securities in the technology and healthcare sectors, the Fund has a heavy weighting in these sectors.

New Public Company Risk: The risks associated with investing in new public companies. These risks include small size, limited financial resources and operating history, dependence on a limited number of products and markets, and lack of management depth.

PROSPECTUS

HIGHMARK EQUITY FUNDS

Enhanced Growth Fund

14

Non-Diversification Risk: The risk that, as a “non-diversified” fund under the Investment Company Act of

1940, the Fund may hold more concentrated positions in individual issuers than diversified mutual funds, and thereby have greater exposure to risks associated with an individual issuer.

Foreign Securities and Currency Risks: Investing in foreign markets involves greater risk than investing in the United States, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities may be affected by such factors as fluctuations in currency exchange rates, accounting and financial reporting standards that differ from those in the U.S. and that could convey incomplete or inaccurate financial information on companies, smaller and less liquid securities markets, social upheavals and political actions ranging from tax code changes to governmental collapse. Emerging market securities may be even more susceptible to these risks.

If the Fund invests in securities with additional risks, its share price volatility could be greater and its performance lower. In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes you pay.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Pursuant to an agreement and plan of reorganization between the Fund and Bailard Enhanced Growth Fund (the “Predecessor Fund”), on April 3, 2006 the Fund acquired all the assets and all of the identified liabilities of the Predecessor Fund in exchange for Class M Shares of the Fund (the “Reorganization”). As a result of the Reorganization, the Class M Shares of the Fund are the accounting successor of the Predecessor Fund. In the case of Fiduciary Shares, the historical information shown below for periods prior to April 3, 2006 reflects the Class M Shares (which reflect the historical performance of the Predecessor Fund) adjusted for shareholder servicing fees and expenses applicable to Fiduciary Shares of the Fund. Historical performance of the Predecessor Fund is shown because the Fund did not have any operating history prior to the date of the Reorganization. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Fiduciary Shares1 from year to year.*

Best Quarter	Worst Quarter
17.36%	-26.40%
(12/31/02)	(06/30/02)

*The performance information above is based on a calendar year. The Fund’s total return from 1/1/2009 to 9/30/2009 was 44.09%.

1The performance shown includes the performance of shares of the Predecessor Fund. The Predecessor Fund was reorganized into the Fund on April 3, 2006. The performance of the Fiduciary Shares has been adjusted to reflect shareholder servicing fees and expenses applicable to the Fund.

PROSPECTUS

15

This table compares the Fund’s average annual total returns for periods ending 12/31/08 to those of the NASDAQ-100 Index.

	1 Year	5 Years		Since Inception*
Enhanced Growth Fund[1]
Fiduciary Shares[2]
Return Before Taxes	-43.94%	-5.99	%(a)	-6.48	%(a)
Return After Taxes on Distributions	-43.94%	-6.04	%(a)	-6.51	%(a)
Return After Taxes on Distributions and Sale of Fund Shares	-28.56%	-5.01	%(a)	-5.32	%(a)
NASDAQ-100 Index[3] (reflects no deduction for fees, expenses or taxes)	-41.89%	-3.76%		-4.94%

1The performance shown includes the performance of shares of the Predecessor Fund. The Predecessor Fund was reorganized into the Fund on April 3, 2006.

2After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

3The NASDAQ-100 Index is a modified capitalization-weighted index that measures the performance of the 100 largest domestic and international non-financial stocks listed on the NASDAQ Stock Market. The Fund’s sub-adviser does not currently use a single index internally to evaluate the performance of the Fund. Instead, a dynamic subset of Morningstar’s universe of specialty technology mutual funds (as well as the NASDAQ-100 Index) is used for performance comparison purposes. You cannot invest directly in an index.

(a) Prior to 4/04/06, performance data for Fiduciary Shares is based on the performance of shares of the Predecessor Fund, adjusted to reflect shareholder servicing fees and expenses applicable to the Fund.

*Since 5/30/01.

FUND INFORMATION

Class	CUSIP	Ticker
Fiduciary	431112358	HEGFX

PROSPECTUS

HIGHMARK EQUITY FUNDS

Enhanced Growth Fund

16

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)*	0.00%

Annual Fund Operating Expenses
Fiduciary Shares
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.56%

Total Annual Fund Operating Expenses	1.31%
Fee Waivers	0.11%
Net Expenses†	1.20%

*Does not include any wire transfer fees, if applicable.

†The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) for Fiduciary Shares from exceeding 1.20% for the period beginning December 1, 2009 and ending on November 30, 2010. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$122	$404	$708	$1,569

PROSPECTUS

HIGHMARK EQUITY FUNDS

Equity Income Fund

17

FUND SUMMARY

Investment Goal	To seek total return from income and capital appreciation
Investment Focus	U.S. dividend-paying common stocks
Principal Investment Strategy	Create a sector-diversified portfolio of U.S. dividend-paying stocks
Share Price Volatility	Moderate
Investor Profile	Long-term investors seeking both capital appreciation and income

INVESTMENT STRATEGY

HighMark Equity Income Fund seeks a total return from income and capital appreciation. To pursue this goal, the Fund seeks to invest in stocks that provide a dividend yield that is generally greater than the average yield for each stock’s representative Global Industry Classification Standard (“GICS”) sector and provide exposure across major sectors of the domestic equity market, as defined by GICS.

The sub-adviser uses a stock selection process that begins by identifying U.S. dividend paying stocks within a market capitalization range that reflects that of the Russell 1000 Value Index (the “investable universe”). As of September 30, 2009, the market capitalization of companies that issue stocks included in the Russell 1000 Value Index ranged from approximately $362 million to $329 billion. The sub-adviser then assigns each stock within the investable universe into its appropriate GICS industry sector. The sub-adviser ranks each stock within each of the GICS industry sectors by its dividend yield — highest dividend yield to lowest dividend yield. The sub-adviser seeks to invest in stocks that provide a yield that exceeds the average yield of its representative industry sector. The sub-adviser uses additional screens throughout the stock selection process to attempt to select stocks with more favorable valuation and higher quality of earnings characteristics, such as stronger cash flows, growth potential, dividends and other favorable investment characteristics.

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities.

Under normal circumstances, the Fund may invest up to 20% of its assets in various other instruments, including, but not limited to, ADRs and index futures contracts and index options, including options on futures contracts, and other derivatives.

The Fund also may invest up to 10% of its assets in exchange-traded funds and in options on exchange-traded funds. From time to time, the sub-adviser may elect to invest more than 25% of the Fund’s assets in the common stocks of companies which operate in the financial services sector.

For a more complete description of the securities in which the Fund can invest, please see “Other Investment Matters” and “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a general decline in the stock market. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of an investment will tend to go up or down in response to these movements.

Options and Futures Strategies Risk: Losses associated with index futures contracts and index options in which the Fund may invest sometimes can be substantial. This partly is because a relatively small price movement in an index option or an index futures contract could result in an immediate and substantial loss or gain for the Fund. Also, there is a possibility that active trading may decline or cease altogether in the secondary market for a futures contract or an option held by the Fund. The Fund consequently might be unable to close out a position prior to its maturity date, which could limit its ability to avoid further loss on the position.

Exchange-Traded Funds Risk: Exchange-traded funds charge their own fees and expenses; thus, shareholders of the Fund will, through the Fund’s investment in exchange-traded funds, bear extra costs, such as duplicative management fees, brokerage commissions and other charges.

Industry/Sector Risk: The risk associated with excessive exposure to any one industry or sector. Because the Fund seeks to invest in stocks that provide a yield that exceeds the average yield of its representative industry sector and because a high percentage of these stocks are financial

PROSPECTUS

HIGHMARK EQUITY FUNDS

Equity Income Fund

18

services based companies, the Fund, from time to time, focuses its investments (i.e., invests more than 25% of its assets) in the financial services sector. This sector concentration exposes the Fund to risks associated with economic conditions in the financial services sector. Those risks include the following, among others:

•

Government Regulation. Companies in the financial services sector are subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. There is also the risk of government intervention in the sector, including such activities as forced receivership or restructuring of companies which could severely adversely affect the values of an investment in company stock.

•	Interest Rate Increases. The profitability of companies in this sector is adversely affected by increases in interest rates.

•	Loan Losses. The profitability of companies in this sector is adversely affected by loan losses, which usually increase in economic downturns.

•	Consolidation and Competition. Newly enacted laws may result in increased inter-industry consolidation and competition in the financial sector.

Investment Style Risk: The possibility that the kinds of securities on which a Fund focuses will underperform other types of investments or the market as a whole.

If the Fund invests in securities with additional risks, its share price volatility could be greater and its performance lower. In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay on your investment.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Pursuant to an agreement and plan of reorganization between the Fund and North Track Equity Income Fund (the “Predecessor Fund”) on June 8, 2009, the Fund acquired all the assets and all of the identified liabilities of the Predecessor Fund in exchange for Class A, Class B and Class C Shares of the Fund (the “Reorganization”). As a result of the Reorganization, the Fund is the accounting successor of the Predecessor Fund. In the case of Fiduciary Shares, the historical performance information shown below reflects the Class A shares of the Predecessor Fund. Historical performance of the Predecessor Fund is shown because the Fund did not have any operating history prior to the date of the Reorganization. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Fiduciary Shares1 from year to year.*

Best Quarter	Worst Quarter
7.88%	-21.86%
(03/31/06)	(12/31/08)

*The performance information above is based on a calendar year. The Fund’s total return from 01/01/2009 to 09/30/2009 was 10.99%.

1See footnote 1 to performance table on the next page.

PROSPECTUS

19

This table compares the Fund’s average annual total returns for periods ending 12/31/08 to those of the Russell 1000 Value Index.

	1 Year	Since Inception*
Equity Income Fund[1]
Fiduciary Shares[2]
Return Before Taxes	-34.80%	-5.74%
Return After Taxes on Distributions	-35.12%	-6.46%
Return After Taxes on Distributions and Sale of Fund Shares	-22.22%	-4.74%
Russell 1000 Value Index[3] (reflects no deduction for fees, expenses or taxes)	-36.85%	-4.94%

1The performance shown includes the performance of Class A shares of the Predecessor Fund. The Predecessor Fund was reorganized into the Fund on June 8, 2009.

2After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

3The unmanaged Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

*Since 4/1/05.

FUND INFORMATION

Class	CUSIP	Ticker
Fiduciary	431113109	NJPFX

PROSPECTUS

HIGHMARK EQUITY FUNDS

Equity Income Fund

20

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)*	0.00%
Annual Fund Operating Expenses
Fiduciary Shares
Investment Advisory Fees	0.55%
Distribution (12b-1) Fees	0.00%
Other Expenses†	0.68%

Total Annual Fund Operating Expenses	1.23%
Fee Waivers	0.33%
Net Expenses††	0.90%

*Does not include any wire transfer fees, if applicable.

†Other Expenses are based on estimated amounts for the current fiscal year.

††The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) for Fiduciary Shares from exceeding 0.90% for the period beginning December 1, 2009 and ending on November 30, 2010. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$92	$358	$644	$1,460

PROSPECTUS

HIGHMARK EQUITY FUNDS

Fundamental Equity Fund

21

FUND SUMMARY

Investment Goal	To seek long-term capital appreciation through investments in U.S. equity securities
Investment Focus	U.S. common stocks
Principal Investment Strategy	Seeks to invest in high-quality companies that are priced below their intrinsic value
Share Price Volatility	Moderate to High
Investor Profile	Long-term investors seeking capital appreciation

INVESTMENT STRATEGY

HighMark Fundamental Equity Fund seeks long-term capital appreciation through investments in U.S. equity securities.

To pursue its goal, the Fund invests primarily in common stocks of large U.S. companies. In particular, the portfolio managers look for companies with certain key attributes, which may include strong or improving profitability, sustainable competitive advantage, a healthy balance sheet and quality management. As part of this process, the portfolio managers engage in a fundamental analysis of candidate companies that seeks to determine the sustainability of these key attributes and to determine the company’s long-term earnings growth potential. Successful candidates are those whose key attributes are believed to be sustainable and whose earnings growth is determined to be underappreciated based on current valuation.

Portfolio holdings are reviewed for possible sale if the stock is no longer considered undervalued, the stock price declines materially, one or more of the company’s key attributes fails to be sustainable or there are unexpected changes in company management or strategy.

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities.

In addition to the securities described above, the Fund may invest up to 20% of the Fund’s assets in foreign securities (which may include up to 10% of the Fund’s assets in emerging market securities), including ADRs and securities traded in foreign markets. The Fund may also invest in other types of securities, including bonds. In an effort to preserve the value of your investment under volatile market conditions, the Fund may invest more than 20% of its assets in very short-term debt obligations called money market securities. Such investments could make it more difficult for the Fund to achieve its goals.

For a more complete description of the securities in which the Fund can invest, please see “Other Investment Matters” and “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a general decline in the stock market. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk: The possibility that the kinds of securities on which this Fund focuses will underperform other types of investments on the market as a whole.

Foreign Securities and Currency Risks: Investing in foreign markets involves greater risk than investing in the United States, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities may be affected by such factors as fluctuations in currency exchange rates, accounting and financial reporting standards that differ from those in the U.S. and that could convey incomplete or inaccurate financial information on companies, smaller and less liquid securities markets, social upheavals and political actions ranging from tax code changes to governmental collapse. Emerging market securities may be even more susceptible to these risks.

If the Fund invests in securities with additional risks, its share price volatility could be greater and its performance lower. In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes you pay.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PROSPECTUS

HIGHMARK EQUITY FUNDS

Fundamental Equity Fund

22

PERFORMANCE INFORMATION

This section would normally include a bar chart and a table showing how the Fund has performed and how its performance has varied from year to year. Because the Fund had less than a full calendar year of performance as of the date of this prospectus, the bar chart and table are not shown.

FUND INFORMATION

Class	CUSIP	Ticker
Fiduciary	431112267	HMFFX

PROSPECTUS

23

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)*	0.00%

Annual Fund Operating Expenses
Fiduciary Shares
Investment Advisory Fees	0.60%
Distribution (12b-1) Fees	0.00%
Other Expenses	1.21%
Acquired Fund Fees and Expenses†	0.01%

Total Annual Fund Operating Expenses††	1.82%
Fee Waivers	0.84%
Net Expenses†††	0.98%

*Does not include any wire transfer fees, if applicable.

†The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) for the fiscal year ended July 31, 2009.

††The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

†††The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in Acquired Funds) for Fiduciary Shares from exceeding 0.97% for the period beginning December 1, 2009 and ending on November 30, 2010. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$100	$491	$907	$2,068

PROSPECTUS

HIGHMARK EQUITY FUNDS

Geneva Mid Cap Growth Fund

24

FUND SUMMARY

Investment Goal	To seek long-term capital appreciation
Investment Focus	Common stocks of medium-sized U.S. companies
Principal Investment Strategy	Seeks high-quality mid cap growth stocks
Share Price Volatility	Moderate to High
Investor Profile	Risk-tolerant investors seeking high long-term returns

INVESTMENT STRATEGY

HighMark Geneva Mid Cap Growth Fund seeks long-term capital appreciation. To pursue this goal, the Fund seeks to invest under normal market conditions in common stocks of publicly traded companies that the sub-adviser believes demonstrate, at the time of a stock’s purchase, strong growth characteristics such as a leadership position in the relevant industry, a sustainable advantage, the ability to increase market share, strong earnings growth potential and experienced management.

The Fund’s investment focus is on U.S. companies whose market capitalization is generally within the market capitalization range of the companies represented in the Russell Midcap Index at time of purchase, although the Fund may invest in companies outside this range. As of September 30, 2009, the market capitalization of companies that issue stocks included in the Russell Midcap Index ranged from approximately $361 million to $15.7 billion. Under normal circumstances, the Fund will invest at least 80% of its assets in medium capitalization U.S. companies. In selecting growth stocks for the Fund, the sub-adviser emphasizes a “bottom-up” fundamental analysis (i.e., developing an understanding of the specific company through any of research, meetings with management and analysis of the company’s financial statements and public disclosures). The sub-adviser’s “bottom-up” approach is supplemented by “top-down” considerations (i.e., reviewing general economic conditions and analyzing their effect on various industries). The sub-adviser also seeks to screen out high risk ideas, such as turnaround stories, initial public offerings and companies that have less than three years of operating history or do not have earnings.

The sub-adviser then focuses on companies that it believes are outperforming or growing faster than others in their industry and applies a proprietary valuation model to determine their values compared to the broader securities markets. Stocks that meet the above criteria are reviewed and approved by the portfolio management team before they are purchased for the Fund. The sub-adviser also seeks industry diversification in its investment approach and seeks to invest in companies that it believes have leading positions in industries that offer growth potential. While it may not always do so, the sub-adviser generally will sell some or all of a company’s stock if: (a) the sub-adviser perceives a major change in the long-term outlook for the company or its industry, (b) the stock becomes extremely overvalued based on the sub-adviser’s proprietary valuation model, (c) the market value of the particular holding represents more than 5% of the Fund’s total assets or (d) more than 25% of the Fund’s total assets are invested in a single industry.

The Fund may also invest up to 10% of its assets in exchange-traded funds.

For a more complete description of the securities in which the Fund can invest, please see “Other Investment Matters” and “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a general decline in the stock market. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of an investment will tend to go up or down in response to these movements.

Small and Medium-Sized Company Stock Risk: Investing in small- and medium-sized companies is generally more risky than investing in large companies, for a variety of reasons. Many small- and medium-sized companies are young and have limited track records. They also may have limited product lines, markets or financial resources. They may, in addition, be more vulnerable to adverse business or economic developments than larger companies. Stocks

PROSPECTUS

25

issued by small- and medium-sized companies tend to be less liquid and more volatile than stocks of larger companies or the market averages in general. In addition, small- and medium-sized companies may not be well-known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects. The performance of a fund that concentrates on small- or medium-sized companies may be more volatile than that of a fund that invests primarily in larger companies.

Investment Style Risk: The possibility that the kinds of securities on which the Fund focuses will underperform other types of investments or the market as a whole.

Exchange-Traded Funds Risk: Exchange-traded funds charge their own fees and expenses; thus, shareholders of the Fund will, through the Fund’s investment in exchange-traded funds, bear extra costs, such as duplicative management fees, brokerage commissions and other charges.

If the Fund invests in securities with additional risks, its share price volatility could be greater and its performance lower. In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes you pay on your investment.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Pursuant to an agreement and plan of reorganization between the Fund and North Track Geneva Growth Fund (the “Predecessor Fund”) on June 8, 2009, the Fund acquired all the assets and all of the identified liabilities of the Predecessor Fund in exchange for Class A, Class B and Class C Shares of the Fund (the “Reorganization”). As a result of the Reorganization, the Fund is the accounting successor of the Predecessor Fund. In the case of Fiduciary Shares, the historical performance information shown below reflects the Class A shares of the Predecessor Fund. Historical performance of the Predecessor Fund is shown because the Fund did not have any operating history prior to the date of the Reorganization. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Fiduciary Shares1 from year to year.*

Best Quarter	Worst Quarter
18.60%	-24.61%
(12/31/01)	(12/31/08)

*The performance information above is based on a calendar year. The Fund’s total return from 01/01/2009 to 09/30/2009 was 26.31%.

1See footnote 1 to performance table below.

This table compares the Fund’s average annual total returns for periods ending 12/31/08 to those of the Russell Midcap Growth Index.

	1 Year	5 Years	Since Inception*
Geneva Mid Cap Growth Fund[1]
Fiduciary Shares[2]
Return Before Taxes	-36.07%	0.95%	2.98%
Return After Taxes on Distributions	-36.07%	0.77%	2.89%
Return After Taxes on Distributions and Sale of Fund Shares	-23.44%	0.90%	2.63%
Russell Midcap Growth Index[3] (reflects no deduction for fees, expenses or taxes)	-44.32%	-2.33%	-0.16%

1The performance shown includes the performance of Class A shares of the Predecessor Fund. The Predecessor Fund was reorganized into the Fund on June 8, 2009.

2After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

3The unmanaged Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index which have higher price-to-book ratios and higher forecasted growth rates. You cannot invest directly in an index.

*Since 1/4/99.

FUND INFORMATION

Class	CUSIP	Ticker
Fiduciary	431113505	PNMFX

PROSPECTUS

HIGHMARK EQUITY FUNDS

Geneva Mid Cap Growth Fund

26

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)*	0.00%
Annual Fund Operating Expenses
Fiduciary Shares
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.00%
Other Expenses†	0.52%
Acquired Fund Fees and Expenses††	0.02%

Total Annual Fund Operating Expenses	1.29%
Fee Waivers	0.14%
Net Expenses†††	1.15%

*Does not include any wire transfer fees, if applicable.

†Other Expenses are based on estimated amounts for the current fiscal year.

††Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year and reflect estimated indirect expenses associated with investments in certain pooled investment vehicles (“Acquired Funds”).

†††The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in Acquired Funds) for Fiduciary Shares from exceeding 1.13% for the period beginning December 1, 2009 and ending on November 30, 2010. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$117	$395	$694	$1,544

PROSPECTUS

HIGHMARK EQUITY FUNDS

Geneva Small Cap Growth Fund

27

FUND SUMMARY

Investment Goal	To seek long-term capital appreciation
Investment Focus	Common stocks of small U.S. companies
Principal Investment Strategy	Seeks high-quality small cap growth stocks
Share Price Volatility	Moderate to High
Investor Profile	Risk-tolerant investors seeking high long-term returns

INVESTMENT STRATEGY

HighMark Geneva Small Cap Growth Fund seeks long-term capital appreciation. To pursue this goal, the Fund seeks to invest under normal market conditions in common stocks of publicly traded companies that the sub-adviser believes demonstrate, at the time of a stock’s purchase, strong growth characteristics such as a leadership position in the relevant industry, a sustainable advantage, the ability to increase market share, strong earnings growth potential and experienced management.

The Fund’s investment focus is on U.S. companies whose market capitalization is generally within the market capitalization range of the companies represented in the Russell 2000 Index at time of purchase, although the Fund may invest in companies outside this range. As of September 30, 2009, the market capitalization of companies that issue stocks included in the Russell 2000 Index ranged from approximately $15 million to $3.6 billion. Under normal circumstances, the Fund will invest at least 80% of its assets in small capitalization U.S. companies. In selecting growth stocks for the Fund, the sub-adviser emphasizes a “bottom-up” fundamental analysis (i.e., developing an understanding of the specific company through any of research, meetings with management and analysis of the company‘s financial statements and public disclosures). The sub-adviser’s “bottom-up” approach is supplemented by “top-down” considerations (i.e., reviewing general economic conditions and analyzing their effect on various industries). The sub-adviser also seeks to screen out high risk ideas, such as turnaround stories, initial public offerings and companies that do not have earnings.

The sub-adviser then focuses on companies that it believes are outperforming or growing faster than others in their industry and applies a proprietary valuation model to determine their values compared to the broader securities markets. Stocks that meet the above criteria are reviewed and approved by the portfolio management team before they are purchased for the

Fund. The sub-adviser also seeks industry diversification in its investment approach and seeks to invest in companies that offer niche products or services in growing industries. While it may not always do so, the sub-adviser generally will sell some or all of a company’s stock if: (a) the sub-adviser perceives a major change in the long-term outlook for the company or its industry, (b) the stock becomes extremely overvalued based on the sub-adviser’s proprietary valuation model, (c) the market value of the particular holding represents more than 5% of the Fund’s total assets or (d) more than 25% of the Fund’s total assets are invested in a single industry.

The Fund may also invest up to 10% of its assets in exchange-traded funds.

For a more complete description of the securities in which the Fund can invest, please see “Other Investment Matters” and “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a general decline in the stock market. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of an investment will tend to go up or down in response to these movements.

Investment Style Risk: The possibility that the kinds of securities on which the Fund focuses will underperform other types of investments or the market as a whole.

Small Company Stock Risk: Investing in small companies is generally more risky than investing in large companies, for a variety of reasons. Many small companies are young and have limited track records. They also may have limited product lines, markets or financial resources. They may, in addition, be more vulnerable to adverse business or economic developments than larger companies. Stocks

PROSPECTUS

HIGHMARK EQUITY FUNDS

Geneva Small Cap Growth Fund

28

issued by small companies tend to be less liquid and more volatile than stocks of larger companies or the market averages in general. In addition, small companies may not be well-known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects. Companies that offer niche products or services may be especially vulnerable to declines in market demand for those products or services. The performance of a fund that concentrates on small companies may be more volatile than that of a fund that invests primarily in larger companies.

Exchange-Traded Funds Risk: Exchange-traded funds charge their own fees and expenses; thus, shareholders of the Fund will, through the Fund’s investment in exchange-traded funds, bear extra costs, such as duplicative management fees, brokerage commissions and other charges.

If the Fund invests in securities with additional risks, its share price volatility could be greater and its performance lower. In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay on your investment.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PERFORMANCE INFORMATION

This section would normally include a bar chart and a table showing how the Fund has performed and how its performance has varied from year to year. Because the Fund had less than a full calendar year of performance as of the date of this Prospectus, the bar chart and table are not shown.

FUND INFORMATION

Class	CUSIP	Ticker
Fiduciary	431113885	HGFSX

PROSPECTUS

29

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%
Exchange Fee (as a percentage of amount exchanged, as applicable)*	2.00%
Annual Fund Operating Expenses
Fiduciary Shares
Investment Advisory Fees	1.00%
Distribution (12b-1) Fees	0.00%
Other Expenses†	0.54%
Acquired Fund Fees and Expenses††	0.02%

Total Annual Fund Operating Expenses	1.56%
Fee Waivers	0.17%
Net Expenses†††	1.39%

*Applicable to Fiduciary Shares held 30 days or less. Does not include any wire transfer fees, if applicable.

†Other Expenses are based on estimated amounts for the current fiscal year.

††Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year and reflect estimated indirect expenses associated with investments in certain pooled investment vehicles (“Acquired Funds”).

†††The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in Acquired Funds) for Fiduciary Shares from exceeding 1.37% for the period beginning December 1, 2009 and ending on November 30, 2010. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$142	$476	$834	$1,842

PROSPECTUS

HIGHMARK EQUITY FUNDS

International Opportunities Fund

30

FUND SUMMARY

Investment Goal	To seek long-term capital appreciation
Investment Focus	Common stocks of foreign companies
Principal Investment Strategy	Top-down country and stock selection using a multifactor approach
Share Price Volatility	Moderate to High
Investor Profile	Long-term investors seeking capital appreciation

INVESTMENT STRATEGY

HighMark International Opportunities Fund seeks long-term capital appreciation. To pursue this goal, the Fund will, under normal market conditions, invest its assets primarily in the equity securities of issuers located in developed and, to a lesser extent, emerging market countries around the world. It will normally invest in established companies in Europe, the United Kingdom, Japan, Asia, Australia and Canada, among other areas. Under normal market conditions, the Fund’s holdings will be spread across multiple industries and geographic regions.

The Fund employs a disciplined, quantitative approach that focuses first on country selection and then on stock selection within individual countries. A multifactor model is used to rank countries according to their characteristics, including various measures of value, growth, momentum and risk. The relative weighting among these characteristics changes over time according to changes in the overall conditions across global markets. The Fund’s sub-adviser systematically tracks these changes in overall conditions using various measures of monetary liquidity, sentiment, risk aversion and risk premia. As conditions change, the model changes the relative weights of the selection factors that generate the rankings. The sub-adviser’s stock selection models are based on the same principles, but instead of looking at global conditions to set the relative weights of selection factors, the models use local conditions. Because economies are not synchronized, different types of stocks will be preferred in different countries, according to local conditions, such as the stage of the business cycle. The sub-adviser generally overweights those countries and companies that appear to be the most attractive and underweights those countries and companies that appear to be the least attractive. The sub-adviser aims to remain broadly neutral with respect to sectors. In overweighting and underweighting, the sub-adviser may consider global market indices and its own estimates of competitor portfolio weightings.

In addition to the foregoing, the Fund may invest in:

•

Equity securities, such as common and preferred stocks, of foreign issuers. The Fund may also invest in equity securities of U.S. companies. Ordinarily, the Fund will invest at least 65% of its assets in equity securities of companies from at least three countries other than the U.S.

•

Hedging instruments, such as forward foreign currency contracts (including forward foreign currency cross hedges, options, futures and certain other derivative instruments), to manage investment risks or to serve as a substitute for underlying securities or currency positions. Such instruments will principally be used for hedging and risk management purposes.

The Fund may also invest up to 10% of its assets in exchange-traded funds, commonly called “ETFs,” to provide diversified exposure to different international markets and sectors.

The Fund may engage in currency hedging to help protect its international stock investments from the risk of a strong U.S. dollar.

For a more complete description of the securities in which the Fund can invest, please see “Other Investment Matters” and “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a general decline in the stock markets. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Foreign Securities and Currency Risks: Investing in foreign markets involves greater risk than investing in the United States, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies.

PROSPECTUS

31

of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities may be affected by such factors as fluctuations in currency exchange rates, accounting and financial reporting standards that differ from those in the U.S. and that could convey incomplete or inaccurate financial information on companies, smaller and less liquid securities markets, social upheavals and political actions ranging from tax code changes to governmental collapse. Emerging market securities may be even more susceptible to these risks.

Hedging Risk: The risk that derivative instruments, to the extent employed to protect against the increase or decrease in the value of a particular currency (“cross hedging”), will not have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. The use of derivatives in cross hedging transactions may also increase losses in the event of imperfect correlation between the change in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge. In addition, it is not always possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Investment Style Risk: The possibility that the kinds of securities on which this Fund focuses will underperform other types of investments or the market as a whole.

Non-Diversification Risk: The risk that, as a “non-diversified” fund under the Investment Company Act of 1940, the Fund may hold more concentrated positions in individual issuers than diversified mutual funds, and thereby have greater exposure to risks associated with an individual issuer.

Exchange-Traded Funds Risk: Exchange-traded funds charge their own fees and expenses; thus, shareholders of the Fund may bear extra costs, such as duplicative management fees, brokerage commissions and related charges.

If the Fund invests in securities with additional risks, its share price volatility could be greater and its performance lower. In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Pursuant to an agreement and plan of reorganization between the Fund and Bailard International Equity Fund (the “Predecessor Fund”), on April 3, 2006 the Fund acquired all the assets and all of the identified liabilities of the Predecessor Fund in exchange for Class M Shares of the Fund (the “Reorganization”). As a result of the Reorganization, the Class M Shares of the Fund are the accounting successor of the Predecessor Fund. In the case of Fiduciary Shares, the historical information shown below for periods prior to April 3, 2006 reflects the Class M Shares (which reflect the historical performance of the Predecessor Fund) adjusted for shareholder servicing fees and expenses applicable to Fiduciary Shares of the Fund. Historical performance of the Predecessor Fund is shown because the Fund did not have any operating history prior to the date of the Reorganization. Of course, the Fund’s past performance does not necessarily indicate how it will perform in the future.

This bar chart shows changes in the performance of the Fund’s Fiduciary Shares1 from year to year.*

Best Quarter	Worst Quarter
24.33%	-22.29%
(12/31/99)	(09/30/08)

*The performance information above is based on a calendar year. The Fund’s total return from 1/1/2009 to 9/30/2009 was 26.11%.

1The performance shown includes the performance of shares of the Predecessor Fund. The Predecessor Fund was reorganized into the Fund on April 3, 2006. The performance of the Fiduciary Shares has been adjusted to reflect shareholder servicing fees and expenses applicable to the Fund.

PROSPECTUS

HIGHMARK EQUITY FUNDS

International Opportunities Fund

32

This table compares the Fund’s average annual total returns for periods ending 12/31/08 to those of the MSCI All Country World ex-U.S. Index.

	1 Year	5 Years		10 Years		Since Inception*
International Opportunities Fund[1]
Fiduciary Shares[2]
Return Before Taxes	-44.84%	3.69	%(a)	2.28	%(a)	6.77	%(a)
Return After Taxes on Distributions	-45.25%	2.66	%(a)	1.30	%(a)	4.51	%(a)
Return After Taxes on Distributions and Sale of Fund Shares	-28.64%	3.17	%(a)	1.76	%(a)	4.79	%(a)
MSCI All Country World ex-U.S. Index[3] (reflects no deduction for fees, expenses or taxes)	-45.24%	3.00%		2.27%		—	**

1The performance shown includes the performance of shares of the Predecessor Fund. The Predecessor Fund was reorganized into the Fund on April 3, 2006.

2After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

3The MSCI All Country World ex-U.S. Index is an index that measures the performance of equities available to foreign investors in 44 developed and emerging market countries outside of the United States. The returns for this index are given in U.S. dollar terms, gross of withholding taxes on foreign income. The Fund’s sub-adviser does not currently use a single index internally to evaluate the performance of the Fund. Instead, a dynamic subset of Morningstar’s universe of large cap blended value/growth international stock mutual funds (as well as the MSCI All Country World ex-U.S. Index) is used for performance comparison purposes. You cannot invest directly in an index.

(a) Prior to 4/04/06, performance data for Fiduciary Shares is based on the performance of shares of the Predecessor Fund, adjusted to reflect shareholder servicing fees and expenses applicable to the Fund.

*Since 9/04/79. The performance figures have been restated to reflect the deduction of an advisory fee at an assumed 1% annual rate from inception to 9/30/93.

**Index did not exist.

FUND INFORMATION

Class	CUSIP	Ticker
Fiduciary	431112341	HIOFX

PROSPECTUS

33

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%
Exchange Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses
Fiduciary Shares
Investment Advisory Fees	0.95%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.61%
Acquired Fund Fees and Expenses†	0.01%

Total Annual Fund Operating Expenses††	1.57%
Fee Waivers	0.09%
Net Expenses†††	1.48%

*Applicable to Fiduciary Shares held 30 days or less. Does not include any wire transfer fees, if applicable.

†The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) for the fiscal year ended July 31, 2009.

††The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

†††The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in Acquired Funds) for Fiduciary Shares from exceeding 1.47% for the period beginning December 1, 2009 and ending on November 30, 2010. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$151	$487	$847	$1,860

PROSPECTUS

HIGHMARK EQUITY FUNDS

Large Cap Growth Fund

34

FUND SUMMARY

Investment Goal	To seek long-term capital appreciation through investments in U.S. equity securities; current income is incidental
Investment Focus	U.S. common stocks of large-cap companies
Principal Investment Strategy	Seeks to invest in companies offering above-average growth potential
Share Price Volatility	Moderate to High
Investor Profile	Long-term investors seeking capital appreciation

INVESTMENT STRATEGY

HighMark Large Cap Growth Fund seeks long-term capital appreciation through investments in U.S. equity securities.

To pursue its goal, the Fund invests primarily in common stocks of large U.S. growth companies. In particular, the portfolio managers look for companies with certain key attributes, which may include strong or improving profitability, sustainable competitive advantage, a healthy balance sheet and quality management. As part of this process, the portfolio managers engage in a fundamental analysis of candidate companies that seeks to determine the sustainability of these key attributes and to determine the company’s long-term earnings growth potential. Successful candidates are those whose key attributes are believed to be sustainable and whose earnings growth is determined to be underappreciated based on current valuation.

Portfolio holdings are reviewed for possible sale if the stock is no longer considered undervalued, the stock price declines materially, one or more of the company’s key attributes fails to be sustainable or there are unexpected changes in company management or strategy.

Under normal circumstances, the Fund will invest at least 80% of its assets in large capitalization companies.

In addition to the securities described above, the Fund may invest up to 20% of the Fund’s assets in foreign securities (which may include up to 10% of the Fund’s assets in emerging market securities), including ADRs and locally traded securities. The Fund may also invest in other types of securities, including bonds. In an effort to preserve the value of your investment under volatile market conditions, the managers may invest more than 20% of the Fund’s assets in very short-term debt obligations called money market securities. Such a strategy could make it more difficult for the Fund to achieve its goals.

For a more complete description of the securities in which the Fund can invest, please see “Other Investment Matters” and “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a general decline in the stock market. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Foreign Securities and Currency Risks: Investing in foreign markets involves greater risk than investing in the United States, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities may be affected by such factors as fluctuations in currency exchange rates, accounting and financial reporting standards that differ from those in the U.S. and that they could convey incomplete or inaccurate financial information on companies, smaller and less liquid securities markets, social upheavals and political actions ranging from tax code changes to governmental collapse. Emerging market securities may be even more susceptible to these risks.

Investment Style Risk: The possibility that the kinds of securities on which this Fund focuses will underperform other types of investments or the market as a whole. If the Fund invests in securities with additional risks, its share price volatility could be greater and its performance lower. In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay.

PROSPECTUS

35

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how it will perform in the future.

This bar chart shows changes in the performance of the Fund’s Fiduciary Shares from year to year.*

Best Quarter	Worst Quarter
18.42%	-31.39%
(12/31/99)	(03/31/01)

*The performance information above is based on a calendar year. The Fund’s total return from 1/1/2009 to 9/30/2009 was 26.17%.

This table compares the Fund’s average annual total returns for periods ending 12/31/08 to those of the Russell 1000 Growth Index.

	1 Year	5 Years	10 Years	Since Inception*
Large Cap Growth Fund
Fiduciary Shares[1]
Return Before Taxes	-36.07%	-3.19%	-6.69%	2.22%
Return After Taxes on Distributions	-36.14%	-3.24%	-7.18%	1.01%
Return After Taxes on Distributions and Sale of Fund Shares	-23.35%	-2.67%	-5.25%	1.75%
Russell 1000 Growth Index[2] (reflects no deduction for fees, expenses or taxes)	-38.44%	-3.42%	-4.27%	4.89%

1After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

2The unmanaged Russell 1000 Growth Index is generally representative of the performance of those large capitalization U.S. companies in the Russell 1000 Index with higher forecasted earnings and higher revenue growth rates than the broad stock market. You cannot invest directly in an index.

*Since 11/18/93.

FUND INFORMATION

Class	CUSIP	Ticker
Fiduciary	431114818	HMGRX

DID YOU KNOW?

The managers consider large capitalization companies to be those companies with market capitalizations within the range of those companies in the Russell 1000 Index.

PROSPECTUS

HIGHMARK EQUITY FUNDS

Large Cap Growth Fund

36

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)*	0.00%

Annual Fund Operating Expenses
Fiduciary Shares
Investment Advisory Fees	0.60%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.57%
Acquired Fund Fees and Expenses†	0.01%

Total Annual Fund Operating Expenses††	1.18%
Fee Waivers	0.15%
Net Expenses†††	1.03%

*Does not include any wire transfer fees, if applicable.

†The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) for the fiscal year ended July 31, 2009.

††The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

†††The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in Acquired Funds) for Fiduciary Shares from exceeding 1.02% for the period beginning December 1, 2009 and ending on November 30, 2010. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$105	$360	$635	$1,418

PROSPECTUS

HIGHMARK EQUITY FUNDS

Large Cap Value Fund

37

FUND SUMMARY

Investment Goal	To seek long-term capital appreciation
Investment Focus	U.S. common stocks
Principal Investment Strategy	Attempts to identify undervalued large-capitalization stocks that will appreciate in value
Share Price Volatility	Moderate
Investor Profile	Investors seeking capital appreciation potential with higher current income and lower volatility than the average stock fund

INVESTMENT STRATEGY

HighMark Large Cap Value Fund seeks long-term capital appreciation. To pursue this goal, the portfolio managers attempt to position the Fund at the optimal point between excess return and risk, after consideration of trading costs. The portfolio managers utilize a disciplined and systematic quantitative investment process, attempting to identify undervalued stocks of large-capitalization, U.S. companies, favoring those that seem inexpensive compared to their relative level of assets, earnings, momentum, and strength of management. Stocks are evaluated relative to their industry peers; sector weights generally match those of the benchmark. Potentially profitable stocks are purchased in relation to risk and transaction cost posed to the Fund. Securities are evaluated for sale the same way they are for purchase. A sale or purchase of a security will occur only if a candidate has an advantageous combination of expected return, risk characteristics, and estimated round-trip transaction costs. Individual positions are normally pared back if they exceed the benchmark weight by 1.2% or more. Portfolio turnover is expected to be approximately 100% annually.

Under normal circumstances, the Fund will invest at least 80% of its assets in large capitalization companies.

The Fund may invest up to 20% of the Fund’s assets in foreign securities, including ADRs and locally traded securities. The Fund may also invest in convertible bonds and other types of securities in addition to those described above. In an effort to preserve the value of your investment under volatile market conditions, the managers may invest more than 20% of the Fund’s assets in very short-term debt obligations called money market securities. Such a strategy could make it more difficult for the Fund to achieve its goals.

For a more complete description of the securities in which the Fund can invest, please see “Other Investment Matters” and “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a general decline in the stock market. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Foreign Securities and Currency Risks: Investing in foreign markets involves greater risk than investing in the United States, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities may be affected by such factors as fluctuations in currency exchange rates, accounting and financial reporting standards that differ from those in the U.S. and that they could convey incomplete or inaccurate financial information on companies, smaller and less liquid securities markets, social upheavals and political actions ranging from tax code changes to governmental collapse.

Investment Style Risk: The possibility that the kinds of securities on which this Fund focuses will underperform other types of investments or the market as a whole.

If the Fund invests in securities with additional risks, its share price volatility could be greater and its performance lower. In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes that you pay.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PROSPECTUS

HIGHMARK EQUITY FUNDS

Large Cap Value Fund

38

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how it will perform in the future.

This bar chart shows changes in the performance of the Fund’s Fiduciary Shares from year to year.*

Best Quarter	Worst Quarter
16.75%	-19.30%
(06/30/03)	(09/30/02)

*The performance information above is based on a calendar year. The Fund’s total return from 1/1/2009 to 9/30/2009 was 10.93%.

This table compares the Fund’s average annual total returns for periods ending 12/31/08 to those of the Russell 1000 Value Index.

	1 Year	5 Years	10 Years	Since Inception*
Large Cap Value Fund[1]
Fiduciary Shares[2]
Return Before Taxes	-33.14%	0.51%	-0.98%	8.80%
Return After Taxes on Distributions	-33.32%	0.12%	-2.07%	6.63%
Return After Taxes on Distributions and Sale of Fund Shares	-21.24%	0.56%	-1.10%	6.75%
Russell 1000 Value Index[3] (reflects no deduction for fees, expenses or taxes)	-36.85%	-0.79%	1.36%	10.49%†

1Performance data includes the performance of the IRA Fund Income Equity Portfolio for the period prior to its consolidation with the HighMark Large Cap Value Fund (formerly the HighMark Income Equity Fund) on 6/23/88.

2After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

3The unmanaged Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

*Since 2/9/84.

†Since 1/31/84.

FUND INFORMATION

Class	CUSIP	Ticker
Fiduciary	431114206	HMIEX

DID YOU KNOW?

The managers consider large capitalization companies to be those companies with market capitalizations within the range of those companies in the Russell 1000 Index.

PROSPECTUS

39

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)*	0.00%

Annual Fund Operating Expenses
Fiduciary Shares
Investment Advisory Fees	0.60%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.51%

Total Annual Fund Operating Expenses	1.11%
Fee Waivers	0.11%
Net Expenses†	1.00%

*Does not include any wire transfer fees, if applicable.

†The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) for Fiduciary Shares from exceeding 1.00% for the period beginning December 1, 2009 and ending on November 30, 2010. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$102	$342	$601	$1,342

PROSPECTUS

HIGHMARK EQUITY FUNDS

NYSE Arca Tech 100 Index Fund

40

FUND SUMMARY

Investment Goal	To seek long-term capital appreciation
Investment Focus	Common stocks of technology companies, as defined by the NYSE Arca Tech 100 Index
Principal Investment Strategy	To seek a total return, before deducting operating expenses, that tracks the total return of the NYSE Arca Tech 100 Index
Share Price Volatility	Moderate to High
Investor Profile	Risk-tolerant investors seeking high long-term returns

INVESTMENT STRATEGY

HighMark NYSE Arca Tech 100 Index Fund seeks long-term capital appreciation. To pursue this goal, the Fund seeks to have a total return, before deducting operating expenses, that tracks the total return of the NYSE Arca Tech 100 Index. The NYSE Arca Tech 100 Index, which consists of at least 100 individual technology-related securities, is a price-weighted index of stocks of companies from different industries that produce or deploy innovative technologies to conduct their business. As of September 30, 2009, the market capitalization of companies that issue stocks included in the NYSE Arca Tech 100 Index ranged from approximately $278 million to $231 billion.

To pursue its principal investment strategy, the Fund invests under normal market conditions primarily in substantially all of the component securities included in the NYSE Arca Tech 100 Index in approximately the same proportions as they are represented in the NYSE Arca Tech 100 Index. The Fund will seek to invest its assets such that its coefficient of correlation to the NYSE Arca Tech 100 Index will be approximately 90%. The Fund will also under normal market conditions maintain at least 90% of its assets in securities that are included in the NYSE Arca Tech 100 Index, except that the Fund may fall temporarily (i.e. up to five trading days) below 90% if the Fund receives cash inflows that it cannot, or it is imprudent, in the judgment of the sub-adviser, to, invest immediately in securities included in the NYSE Arca Tech 100 Index.

The largest component of the NYSE Arca Tech 100 Index consists of companies in the technology sector, such as companies in the software, hardware and semiconductor industries. However, the NYSE Arca Tech 100 Index also includes companies in numerous other industries, such as aerospace and defense, health care equipment, biotechnology and others. Because the NYSE Arca Tech 100 Index includes securities from several technology industries, the Fund will invest more than 25% of its total assets in securities of companies in the technology sector.

From time to time, under normal market conditions, up to 5% of the Fund’s assets may be held in cash, cash equivalents or certain short-term, fixed-income securities. These investments will not perform the same as the NYSE Arca Tech 100 Index. In order to achieve performance that more closely replicates the performance of the NYSE Arca Tech 100 Index, the Fund may invest up to 10% of its total assets in exchange-traded index futures contracts and index options, including futures contracts and options on the NASDAQ-100 Index. Subject to regulatory limitations, the Fund may also invest up to 10% of its assets in exchange-traded funds that are based on the NASDAQ-100 Index or, should they become available, on the NYSE Arca Tech 100 Index, or that otherwise track closely to the NYSE Arca Tech 100 Index, and in options on such exchange-traded funds.

For a more complete description of the securities in which the Fund can invest, please see “Other Investment Matters” and “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a general decline in the stock market. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of an investment will tend to go up or down in response to these movements.

Investment Style Risk: The possibility that the kinds of securities on which the Fund focuses will underperform other types of investments or the market as a whole.

Correlation Risk: Although the sub-adviser will attempt to track the performance of the NYSE Arca Tech 100 Index, there can be no assurance that it will be able to do so in all market conditions. For example, the index options and

PROSPECTUS

41

futures used by the sub-adviser to equitize the Fund’s cash positions and short-term investments may not precisely track the performance of the NYSE Arca Tech 100 Index. Also, the Fund will incur brokerage commissions and other transaction costs in order to maintain investments that mirror the NYSE Arca Tech 100 Index, and will incur advisory and other service fees and operating costs and expenses that will reduce the total return of a Fund as compared to that of the NYSE Arca Tech 100 Index.

Industry/Sector Risk: The risk associated with excessive exposure to any one industry or sector. Because the Fund structures its investment portfolio to correspond to the composition of the NYSE Arca Tech 100 Index, a significant portion of the Fund’s investments will consist of securities within the technology sector. Generally, more than 25% of the assets of the Fund will be invested in equity securities within that sector, and therefore, the Fund is concentrated in the technology sector.

The Fund’s investments in technology related companies expose the Fund to risks associated with economic conditions in the technology market to a greater extent than funds not concentrated in the technology sector. Due to intense global competition, a less diversified product line, and other factors, companies that develop and/or rely on technology could become increasingly sensitive to downswings in the economy. In the past, such companies have also experienced volatile swings in demand for their products and services due to changing economic conditions, rapid technological advances and shorter product lifespans.

In addition, there may be times when one or more industries may be over-represented on the NYSE Arca Tech 100 Index (i.e., the industry represents greater than 25% of the NYSE Arca Tech 100 Index), which may expose the Fund during such periods to risks associated with industry concentration. The types of industries that are over-represented, if any, may vary from time to time.

Options and Futures Strategies Risk: Losses associated with index futures contracts and index options in which the Fund may invest sometimes can be substantial. This partly is because a relatively small price movement in an index option or an index futures contract could result in an immediate and substantial loss or gain for the Fund. Also, there is a possibility that active trading may decline or cease all together in the secondary market for a futures contract or an option held by the Fund. The Fund consequently might be unable to close out a position prior to its maturity date, which could limit its ability to avoid further loss on the position. Finally, the Fund’s options and futures strategies expose it to the correlation risks discussed above.

Exchange-Traded Funds Risk: Exchange-traded funds charge their own fees and expenses; thus, shareholders of the Fund will, through the Fund’s investment inexchange-traded funds, bear extra costs, such as duplicative management fees, brokerage commissions and other charges.

If the Fund invests in securities with additional risks, its share price volatility could be greater and its performance lower. In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes that you pay on your investment.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Pursuant to an agreement and plan of reorganization between the Fund and North Track NYSE Arca Tech 100 Index Fund (the “Predecessor Fund”) on June 8, 2009, the Fund acquired all the assets and all of the identified liabilities of the Predecessor Fund in exchange for Class A, Class B and Class C Shares of the Fund (the “Reorganization”). As a result of the Reorganization, the Fund is the accounting successor of the Predecessor Fund. In the case of Fiduciary Shares, the historical performance information shown below reflects the Class A shares of the Predecessor Fund. Historical performance of the Predecessor Fund is shown because the Fund did not have any operating history prior to the date of the Reorganization. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Fiduciary Shares1 from year to year.*

Best Quarter	Worst Quarter
54.45%	-28.94%
(12/31/99)	(09/30/01)

*The performance information above is based on a calendar year. The Fund’s total return from 01/01/2009 to 09/30/2009 was 34.80%.

1See footnote 1 to performance table on the next page.

PROSPECTUS

HIGHMARK EQUITY FUNDS

NYSE Arca Tech 100 Index Fund

42

This table compares the Fund’s average annual total returns for periods ending 12/31/08 to those of the NYSE Arca Tech 100 Index.

	1 Year	5 Years	10 Years	Since Inception*
NYSE Arca Tech 100 Index Fund[1]
Fiduciary Shares[2]
Return Before Taxes	-35.17%	-3.11%	2.39%	7.83%
Return After Taxes on Distributions	-35.17%	-3.11%	1.58%	6.91%
Return After Taxes on Distributions and Sale of Fund Shares	-22.86%	-2.61%	1.82%	6.63%
NYSE Arca Tech 100 Index[3] (reflects no deduction for fees, expenses or taxes)	-34.99%	-2.62%	3.11%	8.51%

1The performance shown includes the performance of Class A shares of the Predecessor Fund. The Predecessor Fund was reorganized into the Fund on June 8, 2009.

2After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

3The unmanaged NYSE Arca Tech 100 Index consists of at least 100 individual securities of companies in numerous different industries. The NYSE Arca Tech 100 Index is widely recognized as a benchmark for the technology sector of the United States stock market. You cannot invest directly in an index.

*Since 6/10/1996

FUND INFORMATION

Class	CUSIP	Ticker
Fiduciary	431113844	PTSFX

PROSPECTUS

43

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)*	0.00%
Annual Fund Operating Expenses
Fiduciary Shares
Investment Advisory Fees	0.37%
Distribution (12b-1) Fees	0.00%
Other Expenses†	0.57%

Total Annual Fund Operating Expenses	0.94%
Fee Waivers	0.11%
Net Expenses††	0.83%

*Does not include any wire transfer fees, if applicable.

†Other Expenses are based on estimated amounts for the current fiscal year.

††The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) for Fiduciary Shares from exceeding 0.83% for the period beginning December 1, 2009 and ending on November 30, 2010. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$85	$289	$509	$1,145

PROSPECTUS

HIGHMARK EQUITY FUNDS

Small Cap Advantage Fund

44

FUND SUMMARY

Investment Goal	To seek long-term capital appreciation
Investment Focus	U.S. common stocks of small-cap companies
Principal Investment Strategy	Seeks to identify companies with strong earnings growth and that are selling at an attractive valuation
Share Price Volatility	Moderate to High
Investor Profile	Risk tolerant investors seeking long-term capital appreciation

INVESTMENT STRATEGY

HighMark Small Cap Advantage Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests primarily in the stocks of U.S. small capitalization companies that the adviser believes have improving earnings growth potential and attractive valuation. Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of small capitalization companies.

The adviser uses an actively managed bottom-up stock selection process for choosing securities across a small-cap equity market universe that primarily includes companies represented in the Russell 2000 Index. As of September 30, 2009, the market capitalization of companies that issue stocks included in the Russell 2000 Index ranged from approximately $15 million to $3.6 billion. The Fund seeks to identify those securities most attractive from a fundamental perspective, based on favorable valuation factors, supportive management criteria, and potential for price appreciation to allocate security holdings. The Fund will tend to show a preference for inexpensive stocks characterized by favorable valuation characteristics and improving catalysts. Portfolio risk is managed using a portfolio construction process that imposes active security and sector exposure limits while balancing overall portfolio risk versus expected excess return. This portfolio management process determines buy and sell decisions in an effort to maintain an equity portfolio that is diversified across sectors. Risk characteristics of the portfolio are monitored in an effort to minimize return volatility relative to the Russell 2000 Index. Investments are sold when, as determined by the Fund’s adviser, relative fundamentals deteriorate or alternative investments become sufficiently more attractive.

In addition to holdings in primarily small-cap equity securities, the Fund may invest up to 20% of the Fund’s assets in foreign securities (which may include up to 5% of the Fund’s assets in emerging market securities), including ADRs and locally traded securities. The Fund may also invest in derivatives including equity index futures and exchange traded funds (“ETF” securities) as warranted. Derivatives, particularly index futures and options, may be used by the Fund to shift style or size exposure, as well as efficiently manage cash flow from shareholder redemptions or subscriptions. The Fund may invest in other investment companies, including closed-end funds that invest in securities from a single sector, country or region. Fixed income and cash equivalent assets will generally not exceed 10% of the total assets of the Fund under normal market conditions. In addition to those securities described above, the Fund may invest in other types of securities including fixed income securities and very short-term debt obligations called money market securities. Investment in such securities could make it more difficult for the Fund to achieve its goals.

For a more complete description of the securities in which the Fund can invest, please see “Other Investment Matters” and “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a general decline in the stock market. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Foreign Securities and Currency Risks: Investing in foreign markets involves greater risk than investing in the United States, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies.

PROSPECTUS

45

Foreign securities may be affected by such factors as fluctuations in currency exchange rates, accounting and financial reporting standards that differ from those in the U.S. and that they could convey incomplete or inaccurate financial information on companies, smaller and less liquid securities markets, social upheavals and political actions ranging from tax code changes to governmental collapse. Emerging market securities may be even more susceptible to these risks.

Investment Style Risk: The possibility that the kinds of securities on which this Fund focuses will underperform other types of investments or the market as a whole.

Small Company Risk: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company’s financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks, as compared to those of larger firms.

If the Fund invests in securities with additional risks, its share price volatility could be greater and its performance lower. In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes you pay.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PERFORMANCE INFORMATION

The following bar chart and performance table give some indication of the risks of an investment in the Fund by comparing the performance of the Fund’s Fiduciary Shares with a broad measure of market performance. Of course, the Fund’s past performance does not necessarily indicate how it will perform in the future.

This bar chart shows the performance of the Fund’s Fiduciary Shares for the 2008 calendar year.*

Best Quarter	Worst Quarter
2.12%	-26.91%
(09/30/08)	(12/31/08)

*The performance information above is based on a calendar year. The Fund’s total return from 1/1/2009 to 9/30/2009 was 14.13%.

DID YOU KNOW?

The managers consider small capitalization companies to be those companies with market capitalizations within the range of those companies in the Russell 2000® Index.

PROSPECTUS

HIGHMARK EQUITY FUNDS

Small Cap Advantage Fund

46

This table compares the Fund’s average annual total returns for periods ending 12/31/08 to those of the Russell 2000 Index.

	1 Year	Since Inception*
Small Cap Advantage Fund
Fiduciary Shares[1]
Return Before Taxes	-31.74%	-26.31%
Return After Taxes on Distributions	-31.76%	-26.41%
Return After Taxes on Distributions and Sale of Fund Shares	-20.61%	-21.88%
Russell 2000 Index[2] (reflects no deduction for fees, expenses or taxes)	-33.79%	-21.10%

1After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

2The unmanaged Russell 2000 Index measures the Performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. You cannot invest directly in an index.

*Since 3/1/07.

FUND INFORMATION

Class	CUSIP	Ticker
Fiduciary	431112465	HSAFX

PROSPECTUS

47

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you bought or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%
Exchange Fee (as a percentage of amount exchanged, if applicable)*	2.00%

Annual Fund Operating Expenses
Fiduciary Shares
Investment Advisory Fees	0.95%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.90%

Total Annual Fund Operating Expenses	1.85%
Fee Waiver	0.48%
Net Expenses†	1.37%

*Applicable to Fiduciary Shares held 30 days or less. Does not include any wire transfer fees, if applicable.

†The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) for Fiduciary Shares from exceeding 1.37% for the period beginning December 1, 2009 and ending on November 30, 2010. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$139	$535	$956	$2,130

PROSPECTUS

HIGHMARK EQUITY FUNDS

Small Cap Value Fund

48

FUND SUMMARY

Investment Goal	To seek long-term capital appreciation
Investment Focus	Stocks of small U.S. companies
Principal Investment Strategy	Seeks undervalued small company stocks
Share Price Volatility	Moderate to High
Investor Profile	Risk-tolerant investors seeking high long-term returns

INVESTMENT STRATEGY

HighMark Small Cap Value Fund seeks to provide long-term capital appreciation. To pursue this goal, the Fund invests primarily in the stocks of small capitalization U.S. companies that the portfolio managers believe are undervalued.

Under normal circumstances, the Fund will invest at least 80% of its assets in small capitalization companies.

The Fund’s portfolio managers seek companies that they believe are both fundamentally strong and undervalued relative to current market averages and/or the stock’s own historic norms. Of these, the portfolio managers favor companies exhibiting positive momentum in their share price or earnings.

In addition to the securities described above, the Fund may invest up to 20% of the Fund’s assets in foreign securities, including ADRs and locally traded securities. The Fund may also invest in other types of securities. In an effort to preserve the value of your investment under volatile market conditions, the managers may invest more than 20% of the Fund’s assets in very short-term debt obligations called money market securities. Such a strategy could make it more difficult for the Fund to achieve its goals.

For a more complete description of the securities in which the Fund can invest, please see “Other Investment Matters” and “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a general decline in the stock market. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices.

The value of your investment will tend to increase or decrease in response to these movements.

Small Company Risk: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company’s financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks compared to those of larger firms.

Foreign Securities and Currency Risks: Investing in foreign markets involves greater risk than investing in the United States, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities may be affected by such factors as fluctuations in currency exchange rates, accounting and financial reporting standards that differ from those in the U.S. and that they could convey incomplete or inaccurate financial information on companies, smaller and less liquid securities markets, social upheavals and political actions ranging from tax code changes to governmental collapse.

Investment Style Risk: The possibility that the kinds of securities on which this Fund focuses will underperform other types of investments or the market as a whole.

If the Fund invests in securities with additional risks, its share price volatility could be greater and its performance lower. In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes you pay.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PROSPECTUS

49

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how it will perform in the future.

This bar chart shows changes in the performance of the Fund’s Fiduciary Shares from year to year.*

Best Quarter	Worst Quarter
22.21%	-26.59%
(06/30/03)	(12/31/08)

*The performance information above is based on a calendar year. The Fund’s total return from 1/1/2009 to 9/30/2009 was 31.39%.

This table compares the Fund’s average annual total returns for periods ending 12/31/08 to those of the Russell 2000 Value Index.

	1 Year	5 Years	10 Years	Since Inception*
Small Cap Value Fund
Fiduciary Shares[1]
Return Before Taxes	-31.60%	-3.16%	4.36%	5.51%
Return After Taxes on Distributions	-32.01%	-4.70%	2.80%	3.97%
Return After Taxes on Distributions and Sale of Fund Shares	-20.23%	-2.22%	3.62%	4.66%
Russell 2000 Value Index[2] (reflects no deduction for fees, expenses or taxes)	-28.92%	0.27%	6.11%	7.08%

1After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

2The unmanaged Russell 2000 Value Index is generally representative of the performance of those small capitalization U.S. companies in the Russell 2000 Index with lower price to book ratios and lower forecasted growth values. You cannot invest directly in an index.

*Since 9/17/98.

FUND INFORMATION

Class	CUSIP	Ticker
Fiduciary	431112101	HMSCX

DID YOU KNOW?

The managers generally consider small capitalization companies to be those companies with market capitalizations within the range of those companies in the Russell 2000 Index.

PROSPECTUS

HIGHMARK EQUITY FUNDS

Small Cap Value Fund

50

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%
Exchange Fee (as a percentage of amount exchanged, if applicable)*	2.00%

Annual Fund Operating Expenses
Fiduciary Shares
Investment Advisory Fees	1.00%
Distribution (12b–1) Fees	0.00%
Other Expenses	0.58%

Total Annual Fund Operating Expenses	1.58%
Fee Waivers	0.21%
Net Expenses†	1.37%

*Applicable to Fiduciary Shares held 30 days or less. Does not include any wire transfer fees, if applicable.

†The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) for Fiduciary Shares from exceeding 1.37% for the period beginning December 1, 2009 and ending on November 30, 2010. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$139	$478	$841	$1,861

PROSPECTUS

HIGHMARK EQUITY FUNDS

Value Momentum Fund

51

FUND SUMMARY

Investment Goal	To seek long-term capital growth; current income is a secondary objective
Investment Focus	U.S. common stocks
Principal Investment Strategy	Seeks undervalued stocks showing signs of improved momentum
Share Price Volatility	Moderate
Investor Profile	Investors seeking the potential for a long-term increase in the value of their investment with capital appreciation at potentially lower volatility than the average stock fund

INVESTMENT STRATEGY

The Value Momentum Fund seeks to provide long-term capital growth with a secondary objective of income. To pursue this goal, the Fund invests primarily in U.S. stocks that the portfolio managers believe are undervalued.

The portfolio managers emphasize a value-oriented approach to selecting stocks for the Fund’s portfolio. They first identify stocks that they believe are undervalued relative to the market and to the security’s historic valuation. The portfolio managers then screen these stocks to eliminate those that demonstrate excessive negative price or earnings momentum. The Fund generally will invest in companies with a medium to large market capitalization and a majority of them will pay dividends.

In addition to U.S. common stocks, the Fund may invest up to 20% of the Fund’s assets in foreign securities (which may include up to 5% of the Fund’s assets in emerging market securities), including ADRs and locally traded securities. The Fund may also invest in other types of securities. In an effort to preserve the value of your investment under volatile market conditions, the portfolio managers may invest more than 35% of the Fund’s assets in very short-term bonds called money market securities. In these and other cases, the Fund may not achieve its total return and income objectives.

For a description of the securities the Fund invests in, please see “Other Investment Matters” and “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a general decline in the stock market. Stock markets generally move in cycles, with periods rising prices followed by periods of falling prices. The value of your investment will tend to go up or down in response to these movements.

Foreign Securities and Currency Risks: Investing in foreign markets involves greater risk than investing in the United States, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities may be affected by such factors as fluctuations in currency exchange rates, accounting and financial reporting standards that differ from those in the U.S. and that they could convey incomplete or inaccurate financial information on companies, smaller and less liquid securities markets, social upheavals and political actions ranging from tax code changes to governmental collapse. Emerging market securities may be even more susceptible to these risks.

Investment Style Risk: The possibility that the kinds of securities on which this Fund focuses will underperform other types of investments or the market as a whole.

If the Fund invests in securities with additional risks, its share price volatility could be greater and its performance lower. In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay.

PROSPECTUS

HIGHMARK EQUITY FUNDS

Value Momentum Fund

52

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PERFORMANCE INFORMATION

The following bar chart and the performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how it will perform in the future.

This bar chart shows changes in the performance of the Fund’s Fiduciary Shares from year to year.*

]

Best Quarter	Worst Quarter
17.47%	-24.06%
(06/30/03)	(12/31/08)

*The performance information above is based on a calendar year. The Fund’s total return from 1/1/2009 to 9/30/2009 was 17.04%.

This table compares the Fund’s average annual total returns for periods ending 12/31/08 to those of the S&P 500 Index and the Russell 1000 Value Index.

	1 Year	5 Years	10 Years	Since Inception*
Value Momentum Fund[1]
Fiduciary Shares[2]
Return Before Taxes	-38.20%	-1.30%	0.39%	7.75%
Return After Taxes on Distributions	-39.09%	-3.02%	-1.18%	6.26%
Return After Taxes on Distributions and Sale of Fund Shares	-23.60%	-0.58%	0.37%	6.67%
S&P 500 Index[3] (reflects no deduction for fees, expenses or taxes)	-37.00%	-2.19%	-1.38%	7.73%
Russell 1000 Value Index[4] (reflects no deduction for fees, expenses or taxes)	-36.85%	-0.79%	1.36%	9.05%

1Performance data includes the performance of the Stepstone Value Momentum Fund for the period prior to its consolidation with the HighMark Value Momentum Fund on 4/25/97.

2After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

3The unmanaged S&P 500 Index generally reflects the performance of large companies in the U.S. stock market. You cannot invest directly in an index.

4The unmanaged Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

*Since 2/1/91.

FUND INFORMATION

Class	CUSIP	Ticker
Fiduciary	431114677	HMVMX

DID YOU KNOW?

The managers consider companies to have a medium market capitalization if their capitalization is within the range of those companies in the S&P 400 Mid-Cap Index.

The managers consider companies to have a large market capitalization if their capitalization is within the range of those companies in the S&P 500 Index.

PROSPECTUS

53

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)*	0.00%

Annual Fund Operating Expenses
Fiduciary Shares
Investment Advisory Fees	0.60%
Distribution (12b–1) Fees	0.00%
Other Expenses	0.49%

Total Annual Fund Operating Expenses	1.09%
Fee Waivers	0.07%
Net Expenses†	1.02%

*Does not include any wire transfer fees, if applicable.

†The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) for Fiduciary Shares from exceeding 1.02% for the period beginning December 1, 2009 and ending on November 30, 2010. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$104	$340	$594	$1,322

PROSPECTUS

HIGHMARK FIXED-INCOME FUNDS

Bond Fund

54

FUND SUMMARY

Investment Goal	To seek total return through investments in fixed-income securities
Investment Focus	U.S. government obligations, corporate debt securities, mortgage and other asset-backed securities
Principal Investment Strategy	Focuses on sectors of the bond market that the portfolio managers believe are undervalued
Share Price Volatility	Moderate
Investor Profile	Investors willing to accept the risk of a moderate amount of fluctuation in the value of their investment for the benefit of a higher total return potential

INVESTMENT STRATEGY

HighMark Bond Fund seeks to provide total return through investments in fixed-income securities. To pursue this goal, the Fund invests primarily in bonds which include:

•	Debt obligations issued or guaranteed by the U.S. government or its agencies.

•	Corporate debt securities issued by U.S. or foreign companies that nationally recognized rating agencies such as Moody’s or S&P recognize as investment-grade.

•	Investment-grade bonds backed by the interest and principal payments of various types of mortgages, known as mortgage-backed securities.

•	Investment-grade bonds backed by the interest and principal payments on loans for other types of assets, such as automobiles, houses, or credit cards, known as asset-backed securities.

Under normal circumstances, the Fund will invest at least 80% of its assets in bonds.

The Fund may also invest up to 10% of its assets in issues which are rated below BBB but have a minimum rating of B by Moody’s and/or S&P at the time of investment.

In addition to these, the Fund may invest in other types of debt securities. In an effort to preserve the value of your investment under volatile market conditions, the portfolio managers also may invest more than 20% of the Fund’s assets in very short-term investments called money market securities. Such a defensive strategy could make it more difficult for the Fund to achieve its income and total return objectives.

The Fund will maintain an average duration of between 3 and 6 years, which the managers expect to be within one year of the duration of the Barclays Capital U.S. Aggregate Bond Index.

The portfolio managers consider several factors when selecting securities for the Fund’s portfolio, including:

•	An assessment of the future level of interest rates and inflation.
•	Expectations for U.S. and global economic growth.

•	Relative yields among securities in various market sectors.

•	The yield to maturity, quality, liquidity and capital appreciation potential of individual securities.

The Fund managers also consider the current state of a bond’s issuer and the possibility that an improvement or deterioration in its financial health may result in, respectively, an upgrade or downgrade of the issuer’s credit rating. The portfolio managers may continue to hold a bond that has been downgraded if they believe it is in the best interest of the Fund’s shareholders.

For a more complete description of the securities in which the Fund can invest, please see “Other Investment Matters” and “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decrease in interest rates. Generally, the longer the average maturity of the Fund’s fixed income portion, the greater its interest rate risk.

Credit Risk: The possibility that a bond issuer cannot make timely interest and principal payments on its obligations. In general, the lower a bond’s rating, the greater its credit risk.

Prepayment/Call Risk: If a significant number of the mortgages underlying a mortgage-backed bond are refinanced, the bond may be prepaid. Call risk is the possibility that, during periods of declining interest rates, a bond issuer will “call”—or repay—higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to

PROSPECTUS

55

reinvest it in bonds that pay lower interest rates. Rapid changes in prepayment and call rates can cause bond prices and yields to be volatile.

If the Fund invests in securities with additional risks, its share price volatility could be greater and its performance lower. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PERFORMANCE INFORMATION

The following bar chart and the performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how it will perform in the future.

This bar chart shows changes in the performance of the Fund’s Fiduciary Shares from year to year.*

Best Quarter	Worst Quarter
4.14%	-2.95%
(12/31/00)	(09/30/08)

*The performance information above is based on a calendar year. The Fund’s total return from 1/1/2009 to 9/30/2009 was 10.33%.

This table compares the Fund’s average annual total returns for periods ending 12/31/08 to those of the Barclays Capital U.S. Aggregate Bond Index.

	1 Year	5 Years	10 Years	Since Inception*
Bond Fund[1]
Fiduciary Shares[2]
Return Before Taxes	1.41%	3.48%	4.64%	7.45%
Return After Taxes on Distributions	-0.32%	1.77%	2.65%	4.80%
Return After Taxes on Distributions and Sale of Fund Shares	0.91%	1.96%	2.74%	4.78%
Barclays Capital U.S. Aggregate Bond Index[3] (reflects no deduction for fees, expenses or taxes)	5.24%	4.65%	5.63%	8.40%†

1Performance data includes the performance of the IRA Fund Bond Portfolio for the period prior to its consolidation with the HighMark Bond Fund on 6/23/88.

2After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

3The unmanaged Barclays Capital U.S. Aggregate Bond Index is generally representative of the bond market as a whole. You cannot invest directly in an index.

*Since 2/15/84.

†Since 2/29/84.

FUND INFORMATION

Class	CUSIP	Ticker
Fiduciary	431114305	HMBDX

DID YOU KNOW?

One of the most significant factors affecting the performance of a bond fund is the rise and fall of interest rates. When interest rates rise, a bond’s value generally declines. When interest rates fall, its value generally increases. As a result, the greater a Fund’s exposure to interest rates, the greater its risk and return potential.

Duration is an indication of how sensitive a bond or mutual fund portfolio may be to changes in interest rates. Generally speaking, the longer a fund’s duration, the more dramatically it will react to interest rate fluctuations and the greater its long-term risk/return potential. Due to their high yields, noninvestment grade bonds are typically less sensitive to interest rates than investment grade bonds.

PROSPECTUS

HIGHMARK FIXED-INCOME FUNDS

Bond Fund

56

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)*	0.00%

Annual Fund Operating Expenses
Fiduciary Shares
Investment Advisory Fees	0.50%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.49%

Total Annual Fund Operating Expenses	0.99%
Fee Waivers	0.20%
Net Expenses†	0.79%

*Does not include any wire transfer fees, if applicable.

†The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) for Fiduciary Shares from exceeding 0.79% for the period beginning December 1, 2009 and ending on November 30, 2010. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$81	$295	$528	$1,195

PROSPECTUS

HIGHMARK FIXED-INCOME FUNDS

California Intermediate Tax-Free Bond Fund

57

FUND SUMMARY

Investment Goal	To seek high current income that is exempt from federal income tax and California state personal income tax
Investment Focus	California municipal securities
Principal Investment Strategy	Invests primarily in investment grade California municipal securities
Share Price Volatility	Low to Moderate
Investor Profile	California residents seeking income exempt from federal income tax and state personal income tax

INVESTMENT STRATEGY

HighMark California Intermediate Tax-Free Bond Fund seeks high current income that is exempt from federal income tax and State of California personal income tax. To pursue this goal, the Fund invests primarily in investment-grade municipal bonds and notes that are tax-exempt in California.

Under normal circumstances, the Fund will invest at least 80% of its assets in bonds the income from which is exempt from both federal income tax and California personal income tax. This policy is fundamental and cannot be changed without shareholder approval.

Although the Fund will invest primarily in California municipal bonds, it may also invest in municipal bonds from other states, territories and possessions of the United States if the income from these bonds is exempt from U.S. federal income taxes. In addition, the Fund may invest in shares of money market funds and other investment companies that have similar investment objectives.

Under certain conditions, the Fund may temporarily invest more than 20% of its assets in bonds not exempt from federal or California state taxes, which would make it more difficult for the Fund to achieve its goals. Investors who may be subject to the alternative minimum tax (AMT) should note that the portfolio managers will invest at least 80% of the Fund’s assets in bonds that pay interest exempt from the AMT under normal circumstances.

The Fund expects to maintain an average portfolio maturity of between 3 and 10 years.

In selecting bonds for the Fund’s portfolio, the portfolio managers consider factors such as:

•	The potential direction of interest rate changes.

•	Their expectations for the U.S. economy in general and California’s economy in particular.

•	The credit rating and stability of the issuers.

The Fund also may invest in futures and options on futures for the purpose of achieving the Fund’s objectives and for adjusting portfolio duration. The Fund may invest in futures and related options based on any type of security or index traded on U.S. or foreign exchanges or over the counter, as long as the underlying security, or securities represented by an index are permitted investments of the Fund. The Fund may enter into futures contracts and related options only to the extent that obligations under such contracts or transactions represent not more than 10% of the Fund’s assets.

For a more complete description of the securities in which the Fund can invest, please see “Other Investment Matters” and “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

California State Specific Risk: By concentrating its investments in California, the Fund may be more susceptible to factors adversely affecting issuers of California municipal bonds than a comparable fund that does not concentrate in a single state. For example, the Fund may be affected significantly by economic, regulatory, or political developments affecting the ability of California municipal issuers to pay interest or repay principal. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulation, litigation and voter initiatives could have an adverse effect on the debt obligations of California municipal issuers. By concentrating its investments in bonds issued in California, the Fund’s credit risk is dependent on the ability of the state and its cities and municipalities to make timely payments on their obligations.

PROSPECTUS

HIGHMARK FIXED-INCOME FUNDS

California Intermediate Tax-Free Bond Fund

58

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decrease in interest rates. Generally, the longer the average maturity of the Fund’s fixed income portion, the greater its interest rate risk.

Credit Risk: The possibility that a bond issuer cannot make timely interest and principal payments on its obligations. In general, the lower a bond’s rating, the greater its credit risk.

Call Risk: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will “call”—or repay—higher-yielding bonds before their stated maturity date. Investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in call rates can cause bond prices and yields to be volatile.

If the Fund invests in securities with additional risks, its Share price volatility could be greater and its performance lower. The Fund may trade securities actively, which could increase its transaction costs and thereby lower its performance.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how it will perform in the future.

This bar chart shows changes in the performance of the Fund’s Fiduciary Shares from year to year.*

Best Quarter	Worst Quarter
4.51%	-2.08%
(09/30/02)	(06/30/99)

*The performance information above is based on a calendar year. The Fund’s total return from 1/1/2009 to 9/30/2009 was 7.50%.

DID YOU KNOW?

One of the most significant factors affecting the performance of a bond fund is the rise and fall of interest rates. When interest rates rise, a bond’s value generally declines. When interest rates fall, its value generally increases. As a result, the greater a Fund’s exposure to interest rates, the greater its risk and return potential.

Duration is an indication of how sensitive a bond or mutual fund portfolio may be to changes in interest rates. Generally speaking, the longer a fund’s duration, the more dramatically it will react to interest rate fluctuations and the greater its long-term risk/return potential. Due to their high yields, non-investment grade bonds are typically less sensitive to interest rates than investment grade bonds.

Municipal Bonds are issued by states, cities and municipalities to help finance utilities, schools, public works projects and facilities, among other things.

Investment-Grade Bonds are generally those whose issuers the managers consider to have fairly solid financial health by nationally recognized rating agencies such as S&P.

PROSPECTUS

59

This table compares the Fund’s average annual total returns for periods ending 12/31/08 to those of the Barclays Capital 7-Year Municipal Bond Index.

	1 Year	5 Years	10 Years	Since Inception*
California Intermediate Tax-Free Bond Fund[1]
Fiduciary Shares[2]
Return Before Taxes	3.59%	2.82%	3.86%	4.31%
Return After Taxes on Distributions	3.56%	2.73%	3.81%	4.27%
Return After Taxes on Distributions and Sale of Fund Shares	3.59%	2.92%	3.86%	4.29%
Barclays Capital 7-Year Municipal Bond Index[3] (reflects no deduction for fees, expenses or taxes)	4.59%	3.69%	4.80%	5.13%†

1Performance data includes the performance of the Stepstone California Intermediate Tax-Free Bond Fund for the period prior to its consolidation with the HighMark California Intermediate Tax-Free Bond Fund on 4/25/97.

2After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

3The unmanaged Barclays Capital 7-Year Municipal Bond Index comprises intermediate-term, investment-grade tax-exempt bonds with maturities between 6 and 8 years. You cannot invest directly in an index.

*Since 10/15/93.

†Since 10/31/93.

FUND INFORMATION

Class	CUSIP	Ticker
Fiduciary	431114644	HMITX

PROSPECTUS

HIGHMARK FIXED-INCOME FUNDS

California Intermediate Tax-Free Bond Fund

60

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)*	0.00%

Annual Fund Operating Expenses
Fiduciary Shares
Investment Advisory Fees	0.50%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.53%

Total Annual Fund Operating Expenses	1.03%
Fee Waivers	0.49%
Net Expenses†	0.54%

*Does not include any wire transfer fees, if applicable.

†The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) for Fiduciary Shares from exceeding 0.54% for the period beginning December 1, 2009 and ending on November 30, 2010. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$55	$279	$521	$1,215

PROSPECTUS

HIGHMARK FIXED-INCOME FUNDS

National Intermediate Tax-Free Bond Fund

61

FUND SUMMARY

Investment Goal	To seek to provide high current income that is exempt from federal income tax
Investment Focus	Municipal securities
Principal Investment Strategy	Invests primarily in municipal securities providing an average intermediate maturity
Share Price Volatility	Low to Moderate
Investor Profile	Investors seeking income exempt from federal income tax

INVESTMENT STRATEGY

HighMark National Intermediate Tax-Free Bond Fund seeks to provide high current income that is exempt from federal income taxes. To pursue this goal, the Fund invests primarily in municipal bonds and notes of states, territories and possessions of the United States that are exempt from federal income tax.

Under normal circumstances, the Fund will invest at least 80% of its assets in bonds the income from which is exempt from federal income tax. This policy is fundamental and will not be changed without shareholder approval.

Under normal circumstances, the Fund will invest at least 65% of its assets in municipal securities. This policy is non-fundamental and may be changed without shareholder approval.

Under certain conditions, the Fund may temporarily invest more than 20% of its assets in bonds not exempt from federal income taxes, which would make it more difficult for the Fund to achieve its goals. Investors who may be subject to the alternative minimum tax (AMT) should note that the portfolio managers will invest at least 80% of the Fund’s assets in bonds that pay interest exempt from the AMT under normal circumstances.

The Fund expects to maintain an average portfolio maturity of between 3 and 10 years.

In selecting bonds for the Fund’s portfolio, the portfolio managers consider factors such as:

•	The potential direction of interest rate changes.

•	Their expectations for the U.S. economy in general.

•	The credit rating and stability of the issuers.

The Fund also may invest in futures and options on futures for the purpose of achieving the Fund’s objectives and for adjusting portfolio duration. The Fund may invest in futures and related options based on any type of security or index traded on U.S. or foreign exchanges or over the counter, as long as the underlying security, or securities represented by an index are permitted investments of the Fund. The Fund may enter into futures contracts and related options only to the extent that obligations under such contracts or transactions represent not more than 10% of the Fund’s assets. In addition, the Fund may invest in Shares of money market funds and other investment companies that have similar investment objectives.

For a more complete description of the securities in which the Fund can invest, please see “Other Investment Matters” and “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decrease in interest rates. Generally, the longer the average maturity of the Fund’s fixed income portion, the greater its interest rate risk.

Credit Risk: The possibility that a bond issuer cannot make timely interest and principal payments on its obligations. In general, the lower a bond’s rating, the greater its credit risk.

Call Risk: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will “call”—or repay—higher-yielding bonds before their stated maturity date. Investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in call rates can cause bond prices and yields to be volatile.

If the Fund invests in securities with additional risks, its share price volatility could be greater and its performance

PROSPECTUS

HIGHMARK FIXED-INCOME FUNDS

National Intermediate Tax-Free Bond Fund

62

lower. The Fund may trade securities actively, which could increase its transaction costs and thereby lower its performance.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Fiduciary Shares1 from year to year.*

Best Quarter	Worst Quarter
3.49%	-1.94%
(06/30/02)	(06/30/99)

*The performance information above is based on a calendar year. The Fund’s total return from 1/1/2009 to 9/30/2009 was 6.75%.

1See footnote 1 to performance table on the next page.

DID YOU KNOW?

One of the most significant factors affecting the performance of a bond fund is the rise and fall of interest rates. When interest rates rise, a bond’s value generally declines. When interest rates fall, its value generally increases. As a result, the greater a fund’s exposure to interest rates, the greater its risk and return potential.

Duration is an indication of how sensitive a bond or mutual fund portfolio may be to changes in interest rates. Generally speaking, the longer a fund’s duration, the more dramatically it will react to interest rate fluctuations and the greater its long-term risk/return potential. Due to their high yields, non-investment grade bonds are typically less sensitive to interest rates than investment grade bonds.

Municipal Bonds are issued by states, cities and municipalities to help finance utilities, schools, public works projects and facilities, among other things.

PROSPECTUS

63

This table compares the Fund’s average annual total returns for periods ending 12/31/08 to those of the Barclays Capital 7-Year Municipal Bond Index.

	1 Year	5 Years	10 Years	Since Inception*
National Intermediate Tax-Free Bond Fund[1]
Fiduciary Shares[2]
Return Before Taxes	4.10%	3.05%	3.69%	4.86%
Return After Taxes on Distributions	4.09%	2.98%	3.66%	4.84%
Return After Taxes on Distributions and Sale of Fund Shares	3.99%	3.17%	3.75%	4.88%
Barclays Capital 7-Year Municipal Bond Index[3] (reflects no deduction for fees, expenses or taxes)	4.59%	3.69%	4.80%	— **

1Performance data includes the performance of a common trust fund for the period prior to its consolidation with the National Intermediate Tax-Free Bond Fund on October 18, 2002. The National Intermediate Tax-Free Bond Fund commenced operations as of October 18, 2002 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of Fiduciary Shares of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the Fund as adjusted to reflect the fees and expenses associated with the Fiduciary Shares of the Fund. The common trust fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and therefore was not subject to the investment restrictions, limitations, and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered, its returns may have been lower.

2After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

3The unmanaged Barclays Capital 7-Year Municipal Bond Index generally comprises intermediate-term, investment-grade tax-exempt bonds with maturities between 6 and 8 years. You cannot invest directly in an index.

*Since 2/17/89.

**Index did not exist.

FUND INFORMATION

Class	CUSIP	Ticker
Fiduciary	431112655	HMNTX

PROSPECTUS

HIGHMARK FIXED-INCOME FUNDS

National Intermediate Tax-Free Bond Fund

64

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)*	0.00%

Annual Fund Operating Expenses
Fiduciary Shares
Investment Advisory Fees	0.50%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.58%
Acquired Fund Fees and Expenses†	0.01%

Total Annual Fund Operating Expenses††	1.09%
Fee Waivers	0.56%
Net Expenses†††	0.53%

*Does not include any wire transfer fees, if applicable.

†The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) for the fiscal year ended July 31, 2009.

††The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

†††The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in Acquired Funds) for Fiduciary Shares from exceeding 0.52% for the period beginning December 1, 2009 and ending on November 30, 2010. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$54	$291	$547	$1,278

PROSPECTUS

HIGHMARK FIXED-INCOME FUNDS

Short Term Bond Fund

65

FUND SUMMARY

Investment Goal	To seek total return through investments in fixed-income securities
Investment Focus	U.S. government obligations, corporate debt securities, mortgage and other asset-backed securities
Principal Investment Strategy	Focuses on sectors of the bond market that the portfolio managers believe are undervalued
Share Price Volatility	Low
Investor Profile	Investors willing to accept the risk of a small amount of fluctuation in the value of their investment for the benefit of a higher total return potential than a money market fund

INVESTMENT STRATEGY

HighMark Short Term Bond Fund seeks to provide total return through investments in fixed-income securities. To pursue this goal, the Fund invests primarily in bonds which include:

•	Debt obligations issued or guaranteed by the U.S. government or its agencies.

•	Corporate debt securities issued by U.S. or foreign companies that nationally recognized rating agencies such as Moody’s or S&P recognize as investment-grade.

•	Investment-grade bonds backed by the interest and principal payments of various types of mortgages, known as mortgage-backed securities.

•	Investment-grade bonds backed by the interest and principal payments on loans for other types of assets, such as automobiles, houses, or credit cards, known as asset-backed securities.

Under normal circumstances, the Fund will invest at least 80% of its assets in bonds. The Fund will maintain an average duration of between 1 and 3 years.

The Fund may also invest up to 10% of its assets in issues which are rated below BBB but have a minimum rating of B by Moody’s and/or S&P at the time of investment.

In addition to these, the Fund may invest in other types of debt securities. In an effort to preserve the value of your investment under volatile market conditions, the portfolio managers also may invest more than 20% of the Fund’s assets in very short-term investments called money market securities. Such a defensive strategy could make it more difficult for the Fund to achieve its goals.

The portfolio managers consider several factors when selecting securities for the Fund’s portfolio, including:

•	An assessment of the future level of interest rates and inflation.
•	Expectations for U.S. and global economic growth.

•	Relative yields among securities in various market sectors.

•	The yield to maturity, quality, liquidity and capital appreciation potential of individual securities.

The Fund managers also consider the current state of a bond’s issuer and the possibility that an improvement or deterioration in its financial health may result in, respectively, an upgrade or downgrade of the issuer’s credit rating. The portfolio managers may continue to hold a bond that has been downgraded if they believe it is in the best interest of the Fund’s shareholders.

For a more complete description of the various securities in which the Fund can invest, please see “Other Investment Matters” and “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decrease in interest rates. Generally, the longer the average maturity of the Fund’s fixed income portion, the greater its interest rate risk.

Credit Risk: The possibility that a bond issuer cannot make timely interest and principal payments on its obligations. In general, the lower a bond’s rating, the greater its credit risk.

Prepayment/Call Risk: If a significant number of the mortgages underlying a mortgage-backed bond are refinanced, the bond may be “prepaid.” Call risk is the possibility that, during periods of declining interest rates, a bond issuer will “call”—or repay—higher-yielding bonds before their stated maturity date. In both cases, investors

PROSPECTUS

HIGHMARK FIXED-INCOME FUNDS

Short Term Bond Fund

66

receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in prepayment and call rates can cause bond prices and yields to be volatile.

If the Fund invests in securities with additional risks, its share price volatility could be greater and its performance lower. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks of volatility of investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how it will perform in the future.

This bar chart shows changes in the performance of the Fund’s Fiduciary Shares from year to year.*

Best Quarter	Worst Quarter
1.93%	-0.62%
(09/30/06)	(09/30/08)

*The performance information above is based on a calendar year. The Fund’s total return from 1/1/2009 to 9/30/2009 was 6.17%.

DID YOU KNOW?

One of the most significant factors affecting the performance of a bond fund is the rise and fall of interest rates. When interest rates rise, a bond’s value generally declines. When interest rates fall, its value generally increases. As a result, the greater a fund’s exposure to interest rates, the greater its risk and return potential.

Duration is an indication of how sensitive a bond or mutual fund portfolio may be to changes in interest rates. Generally speaking, the longer a fund’s duration, the more dramatically it will react to interest rate fluctuations and the greater its long-term risk/return potential. Due to their high yields, non-investment grade bonds are typically less sensitive to interest rates than investment grade bonds.

PROSPECTUS

67

This table compares the Fund’s average annual total returns for periods ending 12/31/08 to those of the Barclays Capital 1-3 Year U.S. Government/Credit Bond Index.

	1 Year	Since Inception*
Short Term Bond Fund
Fiduciary Shares[1]
Return Before Taxes	2.37%	3.16%
Return After Taxes on Distributions	0.82%	1.80%
Return After Taxes on Distributions and Sale of Fund Shares	1.53%	1.90%
Barclays Capital 1-3 Year U.S. Government/ Credit Bond Index[2] (reflects no deduction for fees, expenses or taxes)	4.97%	4.20%†

1After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

2The unmanaged Barclays Capital 1-3 Year U.S. Government/Credit Bond Index includes securities in the Government and Credit Indices. The Government Index includes treasuries (i.e. public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e. publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. You cannot invest directly in an index.

*Since 11/2/04.

†Since 10/31/04.

FUND INFORMATION

Class	CUSIP	Ticker
Fiduciary	431112549	HMSFX

PROSPECTUS

HIGHMARK FIXED-INCOME FUNDS

Short Term Bond Fund

68

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)*	0.00%

Annual Fund Operating Expenses
Fiduciary Shares
Investment Advisory Fees	0.40%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.67%
Acquired Fund Fees and Expenses†	0.01%

Total Annual Fund Operating Expenses††	1.08%
Fee Waivers	0.37%
Net Expenses†††	0.71%

*Does not include any wire transfer fees, if applicable.

†The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) for the fiscal year ended July 31, 2009.

††The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

†††The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in Acquired Funds) for Fiduciary Shares from exceeding 0.70% for the period beginning December 1, 2009 and ending on November 30, 2010. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that you redeem all of your Shares at the end of these periods, that each year your investment has a 5% return, and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$73	$307	$560	$1,284

PROSPECTUS

HIGHMARK FIXED-INCOME FUNDS

Wisconsin Tax-Exempt Fund

69

FUND SUMMARY

Investment Goal	To seek to provide investors with a high level of current income that is exempt from federal income tax and Wisconsin personal income tax
Investment Focus	Municipal debt securities, with a high concentration of Wisconsin issued bonds
Principal Investment Strategy	Invests primarily in Wisconsin and U.S. territory municipal securities
Share Price Volatility	Low to Moderate
Investor Profile	Investors seeking income exempt from federal income tax and Wisconsin personal income tax

INVESTMENT STRATEGY

HighMark Wisconsin Tax-Exempt Fund seeks to provide investors with a high level of current income that is exempt from U.S. federal income tax and Wisconsin personal income tax. To pursue its goal, the Fund invests primarily in municipal bonds and other debt securities that pay interest that, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Wisconsin personal income tax.

Under normal market conditions, the Fund invests primarily in municipal bonds issued by the State of Wisconsin, its municipalities, other political subdivisions and public authorities of Wisconsin and similar obligations of other agencies and entities that pay interest that is exempt, from federal income tax and Wisconsin personal income tax (including territories and possessions of the United States and their political subdivisions and public authorities, and certain other governmental issuers).

As a matter of fundamental policy, under normal market conditions, the Fund invests its assets so that at least 80% of the income earned on those investments will be exempt, in the opinion of bond counsel to the issuer, from federal income tax and Wisconsin personal income tax and also from federal and applicable Wisconsin alternative minimum taxes.

Debt obligations issued by or on behalf of a state or territory or its agencies, instrumentalities, municipalities and political subdivisions and certain other governmental issuers, the interest on which is exempt from federal income tax, are referred to as “tax exempt obligations.” These entities issue (sell) tax exempt obligations primarily to finance various public purposes, such as constructing public facilities and making loans to public institutions. Tax exempt obligations may be either general obligation bonds or revenue bonds. General obligation bonds normally are secured by the full faith and credit of an agency with taxing power. The taxing authority makes interest and principal payments on these bonds from its general unrestricted revenues. The issuer of a revenue bond, on the other hand, makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. An issuer may also sometimes issue short term notes in anticipation of its sale of bonds, collection of taxes or receipt of other revenue (anticipation notes).

Only limited categories of tax exempt obligations are exempt from Wisconsin personal income taxes. These include:

•	Higher education bonds issued by the State of Wisconsin

•	Public housing bonds issued by Wisconsin municipal housing authorities

•	Development/Redevelopment bonds issued by Wisconsin municipal development authorities

•	Certain bonds issued by the Wisconsin Housing and Economic Development Authority

•	Wisconsin Housing Finance Authority Bonds

•	Certain general obligation bonds issued by the District of Columbia, Puerto Rico, the U.S. Virgin Islands and Guam

•	Certain public housing agency bonds issued by agencies located outside of Wisconsin

•	Certain bonds issued by the Wisconsin Health and Educational Facilities Authority

•	Local exposition district bonds

•	Wisconsin professional baseball park district and professional football stadium district bonds

•	Local cultural arts district bonds

•	Wisconsin Aerospace Authority bonds

•	Southeastern Regional Transit Authority bonds

Because of these limited categories of double tax exempt bonds, the Fund may not always be able to invest its assets in tax exempt obligations issued in Wisconsin. When the sub-adviser is unable to find a sufficient supply of qualifying tax exempt obligations issued in Wisconsin that the sub-adviser believes could be good investments for the Fund, the

PROSPECTUS

HIGHMARK FIXED-INCOME FUNDS

Wisconsin Tax-Exempt Fund

70

sub-adviser may invest more than 25% of the Fund’s assets in debt obligations issued by or on behalf of Puerto Rico, Guam or the U.S. Virgin Islands and their municipalities and other political subdivisions and public authorities. The income from such securities is exempt from federal and Wisconsin personal income taxes. Under certain circumstances, tax exempt obligations held in the Fund may be subject to the alternative minimum tax. For more information about the potential tax consequences of investment in the Fund, please see “Taxes.”

The Fund invests primarily in tax exempt obligations that are rated investment grade at the time of purchase (i.e., rated “Baa” or higher by Moody’s or “BBB-” or higher by S&P) or that are unrated but that the sub-adviser determines, at the time of purchase, are of comparable quality to obligations rated investment grade.

The Fund may invest up to 20% of its assets in tax exempt obligations that are rated below investment grade, (but not rated below “B” by Moody’s or S&P) and in unrated bonds that the sub-adviser determines, at the time of purchase, to be of comparable quality. These below investment grade obligations (sometimes referred to as junk bonds) carry a higher risk of nonpayment and tend to fluctuate more in market price than higher rated obligations.

It is possible that, after the Fund purchases a tax exempt obligation that meets its credit quality standards, Moody’s or S&P may downgrade the obligation, or the sub-adviser may reassess its view of the issuer’s credit quality. The sub-adviser will consider such an event in determining whether the Fund should continue to hold the obligation, but will not automatically dispose of the obligation solely because it has been downgraded. However, if such a downgrade causes more than 5% of the Fund’s total assets to be invested in tax exempt obligations that do not meet the Fund’s minimum credit standards, then the sub-adviser intends to sell some of the lower quality tax exempt obligations so that less than 5% of the Fund’s total assets are invested in such obligations.

In analyzing rated and unrated tax exempt obligations, the sub-adviser obtains and reviews available information on the creditworthiness of the parties obligated to make principal and interest payments (including any parties who guarantee the borrower’s payment obligations). The sub-adviser also considers various qualitative factors and trends that affect tax exempt obligations generally. A significant portion of the credit ratings of the tax exempt obligations held by the Fund are enhanced by insurance, although the ability of the insurer to pay principal and interest in the event of a default by the issuer cannot be assured.

For a more complete description of the securities in which the Fund can invest, please see “Other Investment Matters” and “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Market Risk: The risk that a security’s market value may decline, especially rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the investor originally paid for it. Market risk may affect a single issuer, an industrial sector or the market as a whole. For fixed income securities, market risk is largely influenced by changes in interest rates. Rising interest rates typically cause the value of bonds to decrease, while falling rates typically cause the value of bonds to increase.

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decrease in interest rates. Generally, the longer the average maturity of the Fund’s fixed income portion, the greater its interest rate risk.

Credit Risk: The possibility that a bond issuer cannot make timely interest and principal payments on its obligations. In general, the lower a bond’s rating, the greater its credit risk.

Junk Bond Risk: Below investment grade bonds offer higher yields than investment grade bonds, but also carry greater risk. They are more vulnerable to default than higher grade bonds, and are more susceptible to adverse business, financial and economic conditions that impair the capacity and willingness of borrowers to make scheduled interest and principal payments. The market prices of these bonds tend to fluctuate more in times of economic uncertainty than is the case for higher rated bonds. The Fund attempts to minimize its exposure to this risk by limiting its investments in junk bonds to those rated in the fifth and sixth highest categories (“Ba” or “B” by Moody’s or “BB” or “B” by S&P), and unrated bonds that the sub-adviser determines are of comparable quality. The Fund may also invest in bonds rated in the fourth highest category (“Baa” by Moody’s or “BBB-” by S&P). Bonds in this category, although rated investment grade, have some of the speculative characteristics referenced above.

Liquidity Risk: The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forgo a more attractive investment opportunity. Any or all of these limitations could hamper the management or performance of the Fund.

Geographic Concentration Risk: The Fund normally will invest significant portions of its assets in several specific geographic areas. Political, legislative, business and

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71

economic conditions and developments within Wisconsin and, to a lesser extent, Puerto Rico and Guam (and perhaps the U.S. Virgin Islands) will affect the Fund’s performance, because the Fund’s investments primarily will be made in those geographic territories. For example, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of municipal issuers in these jurisdictions to pay interest or repay principal. Future political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulation, litigation and voter initiatives could have an adverse effect on the debt obligations of municipal issuers. By concentrating its investments in bonds issued in specific geographic areas, the Fund’s credit risk is more dependent on the ability of the territory or state and its cities and municipalities to make timely payments on their obligations.

Industry/Sector Risk: The risk associated with excessive exposure to any one industry or sector. The Fund does not seek to concentrate its investments in any particular industry, and generally will not invest more than 25% of its assets in tax exempt obligations payable from the revenues of any single industry. However, when the sub-adviser or is unable to find a sufficient supply of other appropriate tax exempt obligations, it may invest more than 25% of the Fund’s assets in bonds payable from the revenues of any of the housing, healthcare or utilities industries. Any economic, business, political and other changes that affect one such revenue bond potentially could affect other revenue bonds in the same industry segment. The resulting industry concentration could increase the Fund’s market risk or credit risk, or both.

Alternative Minimum Tax Risk: The Fund may invest up to 10% of its total assets in municipal securities that generate interest which is subject to alternative minimum tax. As a result, taxpayers who are subject to the alternative minimum tax potentially could earn a lower after-tax return.

Loss of Tax Exemption Risk: As discussed above, the Fund may invest more than 25% of its assets in any or all of the housing, healthcare and utilities industries. Like most revenue bonds, the federal and Wisconsin tax-exempt status of these bonds depends upon compliance with certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”), as well as Wisconsin statutes and regulations. If the project or facility being financed, the obligor of the revenue bond, some feature or attribute of the revenue bond itself or some other factor or participant fails to comply with these provisions of the Code or related regulations or state laws, then interest on the bonds may become taxable (possibly retroactive to the date of issuance). Changes to the tax laws also could eliminate or restrict the availability of tax-exempt treatment on the income earned on municipal securities. Either event would reduce the value of the bonds, subject shareholders (including the Fund) to unanticipated tax liabilities and possibly force the Fund to sell the bonds at a reduced value. In addition, changes to the tax laws that eliminate or reduce individual income taxes on corporate dividends or that make other investments more attractive could reduce demand for municipal securities and thus the value of the Fund.

Non-Diversification Risk: The risk that, as a “non-diversified” fund under the Investment Company Act of 1940, as amended, the Fund may hold more concentrated positions in individual issuers than diversified mutual funds, and thereby have greater exposure to risks associated with an individual issuer.

If the Fund invests in securities with additional risks, its share price volatility could be greater and its performance lower. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay on your investment.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PROSPECTUS

HIGHMARK FIXED-INCOME FUNDS

Wisconsin Tax-Exempt Fund

72

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Pursuant to an agreement and plan of reorganization between the Fund and North Track Wisconsin Tax-Exempt Fund (the “Predecessor Fund”) on June 8, 2009, the Fund acquired all the assets and all of the identified liabilities of the Predecessor Fund in exchange for Class A, Class B and Class C Shares of the Fund (the “Reorganization”). As a result of the Reorganization, the Fund is the accounting successor of the Predecessor Fund. In the case of Fiduciary Shares, the historical performance information shown below reflects the Class A shares of the Predecessor Fund. Historical performance of the Predecessor Fund is shown because the Fund did not have any operating history prior to the date of the Reorganization. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Fiduciary Shares1 from year to year.*

Best Quarter	Worst Quarter
4.41%	-3.17%
(09/30/02)	(09/30/08)

*The performance information above is based on a calendar year. The Fund’s total return from 01/01/2009 to 09/30/2009 was 11.67%.

1See footnote 1 to performance table.

This table compares the Fund’s average annual total returns for periods ending 12/31/08 to those of the Barclays Capital Municipal Bond Index.

	1 Year	5 Years	10 Years
Wisconsin Tax-Exempt Fund[1]
Fiduciary Shares[2]
Return Before Taxes	-3.16%	1.87%	3.31%
Return After Taxes on Distributions	-3.16%	1.86%	3.31%
Return After Taxes on Distributions and Sale of Fund Shares	-0.78%	2.13%	3.40%
Barclays Capital Municipal Bond Index[3] (reflects no deduction for fees, expenses or taxes)	-2.47%	2.71%	4.26%

1The performance shown includes the performance of Class A shares of the Predecessor Fund. The Predecessor Fund was reorganized into the Fund on June 8, 2009.

2After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

3The unmanaged Barclays Capital Municipal Bond Index is a broad-based index containing more than 37,000 issues with an average maturity of 13.03 years. You cannot invest directly in an index.

FUND INFORMATION

Class	CUSIP	Ticker
Fiduciary	431113794	WTEFX

PROSPECTUS

73

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)*	0.00%
Annual Fund Operating Expenses
Fiduciary Shares
Investment Advisory Fees	0.50%
Distribution (12b-1) Fees	0.00%
Other Expenses†	0.51%
Acquired Fund Fees and Expenses††	0.03%

Total Annual Fund Operating Expenses	1.04%
Fee Waivers	0.36%
Net Expenses†††	0.68%

*Does not include any wire transfer fees, if applicable.

†Other Expenses are based on estimated amounts for the current fiscal year.

††Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year and reflect estimated indirect expenses associated with investments in certain pooled investment vehicles (“Acquired Funds”).

†††The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in Acquired Funds) for Fiduciary Shares from exceeding 0.65% for the period beginning December 1, 2009 and ending on November 30, 2010. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$69	$295	$539	$1,238

PROSPECTUS

HIGHMARK ASSET ALLOCATION PORTFOLIOS

Income Plus Allocation Fund

74

FUND SUMMARY

Investment Goal	Primarily to seek income and secondarily to seek capital appreciation
Investment Focus	HighMark and other fixed income and equity funds that invest in investment grade bonds as well as U.S. and/or foreign equity securities
Principal Investment Strategy	Invests in a diversified portfolio of mutual funds with a strategic allocation of 70% fixed income securities and 30% equity securities
Share Price Volatility	Low
Investor Profile	Investors seeking conservative, professionally managed asset allocation with an income focus using primarily fixed income securities

INVESTMENT STRATEGY

HighMark Income Plus Allocation Fund primarily seeks income and secondarily seeks capital appreciation. To pursue this goal, the Fund, under normal circumstances, will invest, either directly or through its investments in underlying funds, between 55% and 85% of its assets in fixed income securities, and between 15% and 45% of its assets in equity securities. The Fund’s strategic allocation target is 70% fixed income securities and 30% equity securities.

The Fund is the most conservative of the Asset Allocation Portfolio series. The Asset Allocation Portfolios seek to add value over the long-term through a combination of top-down tactical asset allocation and bottom-up security selection. The mix of equity and fixed income investments for the Fund will vary depending on the portfolio managers’ outlook on the expected return and risk of each selected investment. The portfolio managers determine the percentage of assets that will be invested in various securities and funds, as well as market sectors, using a fund-of-funds approach. Such decisions are based on a tactical fundamental investment outlook with a time horizon of 12-18 months.

The Asset Allocation Portfolios’ investment discipline emphasizes valuation, economic conditions, interest rates, and other market factors such as investor sentiment and currency influences. Asset allocation exposures are determined by a disciplined portfolio management system that balances expected return and risks.

The Fund may invest in other HighMark funds and in equity and fixed income funds that are not affiliated with HighMark Funds. For more information about the percentage of its assets that the Fund may allocate to other HighMark funds and other investments, please see “Other Investment Matters.” The Fund may invest directly in equity securities (including but not limited to real estate investment trust securities), fixed income securities (including but not limited to high-yield securities and U.S. government securities), derivatives (including but not limited to futures, forwards and options), cash and cash equivalents. In addition, the Fund may invest in exchange traded funds.

For a more complete description of the underlying HighMark funds and of the securities in which the underlying HighMark funds may invest, please see “Other Investment Matters” and “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Investing in Mutual Funds Risk: The Fund’s investments are primarily concentrated in the underlying funds, so a substantial portion of the Fund’s investment performance is directly related to the performance of those underlying funds. Before investing in the Fund, investors should assess the risks associated with the underlying funds in which the Fund may invest and the types of investments made by those underlying funds. You could lose money by investing in the Fund if there is a decline in the value of the underlying funds’ holdings. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the Fund’s allocations among the underlying funds change, or to the extent that the expense ratios of the underlying funds change, the weighted average operating expenses borne by the Fund may increase or decrease. Investing in a fund of funds, like the Fund, entails higher expenses than if you invested in the underlying fund directly.

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Fixed Income Risk: The Fund invests a portion of its assets in underlying funds that invest primarily in fixed income securities, and may also invest directly in such securities.

Fixed income securities are subject to interest rate risk, credit risk, prepayment risk and call risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will “call”—or repay—a high-yielding bond before the bond’s maturity date. In the case of both prepayments and calls, the Fund is usually forced to reinvest the proceeds in a security with a lower yield.

Equity Risk: The Fund invests a portion of its assets in underlying funds that invest primarily in equity securities, and may also invest directly in such securities. Equity securities are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers’ value, and such fluctuations can be pronounced. Equity securities may also be subject to investment style risk, which is the risk that the particular market segment on which a fund focuses will underperform other kinds of investments. Equity securities issued by smaller capitalization companies are also subject to additional risks. Many small companies have limited track records and may also have limited product lines, markets or financial resources. Compared with larger companies, they may be more vulnerable to adverse business or economic developments, and their stocks tend to be less liquid and more volatile.

Foreign Securities and Currency Risks: The Fund may invest in underlying funds that invest in securities issued by foreign issuers and may also invest directly in such securities. Investing in foreign markets involves greater risk than investing in the United States, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities may be affected by such factors as fluctuations in currency exchange rates, accounting and financial reporting standards that differ from those in the U.S. and that could convey incomplete or inaccurate financial information on companies, smaller and less liquid securities markets, social upheavals and political actions ranging from tax code changes to governmental collapse. Emerging market securities may be even more susceptible to these risks.

If the Fund invests in securities with additional risks, its share price volatility could be greater and its performance lower. The Fund and the underlying funds may trade securities actively, which could increase transaction costs, thereby lowering return, and could also increase the amount of taxes you pay.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. In the case of Fiduciary Shares, the historical performance information shown below reflects the performance of the Class A Shares but does not reflect the impact of sales charges. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Fiduciary Shares1 from year to year.*

Best Quarter	Worst Quarter
3.50%	-9.27%
(12/31/06)	(12/31/08)

*The performance information above is based on a calendar year. The Fund’s total return from 1/1/2009 to 9/30/2009 was 15.08%.

1See footnote (a) to performance table on the next page.

PROSPECTUS

HIGHMARK ASSET ALLOCATION PORTFOLIOS

Income Plus Allocation Fund

76

This table compares the Fund’s average annual total returns for periods ending 12/31/08 to those of the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Citigroup 3-Month Treasury Bill Index and a blended index.

	1 Year	Since Inception*
Income Plus Allocation Fund
Fiduciary Shares[1]
Return Before Taxes	-16.19%	-0.15	%(a)
Return After Taxes on Distributions	-17.29%	-1.12	%(a)
Return After Taxes on Distributions and Sale of Fund Shares	-9.75%	-0.45	%(a)
S&P 500 Index[2] (reflects no deduction for fees, expenses or taxes)	-37.00%	-3.10%
Barclays Capital U.S. Aggregate Bond Index[3] (reflects no deduction for fees, expenses or taxes)	5.24%	4.68	%†
Citigroup 3-Month Treasury Bill Index[4] (reflects no deduction for fees, expenses or taxes)	1.80%	3.46	%†
Blended Index[5] (reflects no deduction for fees, expenses or taxes)	-7.77%	2.28	%†

1After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

2The unmanaged S&P 500 Index generally reflects the performance of large companies in the U.S. stock market. You cannot invest directly in an index.

3The unmanaged Barclays Capital U.S. Aggregate Bond Index is generally representative of the bond market as a whole. You cannot invest directly in an index.

4The unmanaged Citigroup 3-Month Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market. The Citigroup 3-Month Treasury Bill Index consists of the last three three-month Treasury bill issues. You cannot invest directly in an index.

5The blended benchmark, administered by the sub-administrator, PNC Global Investment Servicing (U.S.) Inc., is 30% S&P 500 Index, 60% Barclays Capital U.S. Aggregate Bond Index and 10% Citigroup 3-Month Treasury Bill Index. You cannot invest directly in an index.

(a) Prior to 11/15/06, performance for Fiduciary Shares is based on the performance of Class A Shares of the Fund. Class A Shares of the Fund, which were first offered 10/12/04, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered shares, the annual returns for the classes would be substantially similar. The performance of the Class A Shares has been adjusted because Class A Shares bear a sales charge while Fiduciary Shares do not bear a sales charge; however, the performance shown does not reflect Fiduciary Shares’ fees and expenses. With those adjustments, performance would be higher than that shown.

*Since 10/12/04.

†Since 9/30/04.

FUND INFORMATION

Class	CUSIP	Ticker
Fiduciary	431112333	HPAFX

PROSPECTUS

77

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)*	0.00%

Annual Fund Operating Expenses
Fiduciary Shares
Investment Advisory Fees	0.18%
Distribution (12b-1) Fees	0.00%
Other Expenses	1.31%
Acquired Fund Fees and Expenses†	0.82%

Total Annual Fund Operating Expenses††	2.31%
Fee Waiver	1.16%
Net Expenses†††	1.15%

*Does not include any wire transfer fees, if applicable.

†The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) for the fiscal year ended July 31, 2009. Actual Acquired Fund Fees and Expenses will vary depending on the Acquired Funds in which the Fund’s portfolio is invested.

††The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

†††The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in Acquired Funds) for Fiduciary Shares from exceeding 0.33% for the period beginning December 1, 2009 and ending on November 30, 2010. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$117	$610	$1,130	$2,556

PROSPECTUS

HIGHMARK ASSET ALLOCATION PORTFOLIOS

Growth & Income Allocation Fund

78

FUND SUMMARY

Investment Goal	To seek capital appreciation and income
Investment Focus	HighMark and other equity and fixed income funds that invest in U.S. and/or foreign equity securities as well as investment grade bonds
Principal Investment Strategy	Invests in a diversified portfolio of mutual funds with a strategic allocation target of 60% equity securities and 40% fixed income securities
Share Price Volatility	Low to Moderate
Investor Profile	Investors seeking professionally managed asset allocation with a balanced focus using both equity and fixed income securities

INVESTMENT STRATEGY

HighMark Growth & Income Allocation Fund seeks capital appreciation and income. To pursue this goal, the Fund, under normal circumstances, will invest, either directly or through its investments in underlying funds, between 45% and 75% of its assets in equity securities and between 25% and 55% of its assets in fixed income securities. The Fund’s strategic allocation target is 60% equity securities and 40% fixed income securities.

HighMark Growth & Income Allocation Fund is a balanced option within the Asset Allocation Portfolio series. The Asset Allocation Portfolios seek to add value over the long-term through a combination of top-down tactical asset allocation and bottom-up security selection. The mix of equity and fixed income investments for the Fund will vary depending on the portfolio managers’ outlook on the expected return and risk of each selected investment. The portfolio managers determine the percentage of assets that will be invested in various securities and funds, as well as market sectors, using a fund-of-funds approach. Such decisions are based on a tactical fundamental investment outlook with a time horizon of 12-18 months.

The Asset Allocation Portfolios’ investment discipline emphasizes valuation, economic conditions, interest rates, and other market factors such as investor sentiment and currency influences. Asset allocation exposures are determined by a disciplined portfolio management system that balances expected return and risks.

The Fund may allocate to other HighMark funds and equity and fixed income funds that are not affiliated with HighMark Funds. For more information about the percentage of its assets that the Fund may allocate to other HighMark funds and other investments, please see “Other Investment Matters.”

The Fund may invest directly in equity securities (including but not limited to real estate investment trust securities), fixed income securities (including but not limited to high-yield securities and U.S. government securities), derivatives (including but not limited to futures, forwards and options), cash and cash equivalents. In addition, the Fund may invest in exchange traded funds.

For a more complete description of the underlying HighMark funds and of the securities in which the underlying HighMark funds may invest, please see “Other Investment Matters” and “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Investing in Mutual Funds Risk: The Fund’s investments are primarily concentrated in the underlying funds, so a substantial portion of the Fund’s investment performance is directly related to the performance of those underlying funds. Before investing in the Fund, investors should assess the risks associated with the underlying funds in which the Fund may invest and the types of investments made by those underlying funds. You could lose money by investing in the Fund if there is a decline in the value of the underlying funds’ holdings. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the Fund’s allocations among the underlying funds change, or to the extent that the expense ratios of the underlying funds change, the weighted average operating expenses borne by the Fund may increase or decrease. Investing in a fund of funds, like the Fund, entails higher expenses than if you invested in the underlying fund directly.

Fixed Income Risk: The Fund invests a portion of its assets in underlying funds that invest primarily in fixed income securities, and may also invest directly in such securities. Fixed income securities are subject to interest rate risk,

PROSPECTUS

79

credit risk, prepayment risk and call risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will “call”—or repay—a high-yielding bond before the bond’s maturity date. In the case if both prepayments and calls, the Fund is usually forced to reinvest the proceeds in a security with a lower yield.

Equity Risk: The Fund invests a portion of its assets in underlying funds that invest primarily in equity securities, and may also invest directly in such securities. Equity securities are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers’ value, and such fluctuations can be pronounced. Equity securities may also be subject to investment style risk, which is the risk that the particular market segment on which a fund focuses will underperform other kinds of investments. Equity securities issued by smaller capitalization companies are also subject to additional risks. Many small companies have limited track records and may also have limited product lines, markets or financial resources. Compared with larger companies, they may be more vulnerable to adverse business or economic developments, and their stocks tend to be less liquid and more volatile.

Foreign Securities and Currency Risks: The Fund may invest in underlying funds that invest in securities issued by foreign issuers and may also invest directly in such securities. Investing in foreign markets involves greater risk than investing in the United States, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities may be affected by such factors as fluctuations in currency exchange rates, accounting and financial reporting standards that differ from those in the U.S. and that could convey incomplete or inaccurate financial information on companies, smaller and less liquid securities markets, social upheavals and political actions ranging from tax code changes to governmental collapse. Emerging market securities may be even more susceptible to these risks.

If the Fund invests in securities with additional risks, its share price volatility could be greater and its performance lower. The Fund and the underlying funds may trade securities actively, which could increase transaction costs, thereby lowering return, and could also increase the amount of taxes you pay.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. In the case of Fiduciary Shares, the historical performance information shown below reflects the performance of the Class A Shares but does not reflect the impact of sales charges. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Fiduciary Shares1 from year to year.*

Best Quarter	Worst Quarter
5.76%	-15.86%
(12/31/06)	(12/31/08)

*The performance information above is based on a calendar year. The Fund’s total return from 1/1/2009 to 9/30/2009 was 19.08%.

1See footnote (a) to performance table on the next page.

PROSPECTUS

HIGHMARK ASSET ALLOCATION PORTFOLIOS

Growth & Income Allocation Fund

80

This table compares the Fund’s average annual total returns for periods ending 12/31/08 to those of the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Citigroup 3-Month Treasury Bill Index and a blended index.

	1 Year	Since Inception*
Growth & Income Allocation Fund
Fiduciary Shares[1]
Return Before Taxes	-27.58%	-1.78	%(a)
Return After Taxes on Distributions	-28.54%	-2.53	%(a)
Return After Taxes on Distributions and Sale of Fund Shares	-16.77%	-1.56	%(a)
S&P 500 Index[2] (reflects no deduction for fees, expenses or taxes)	-37.00%	-3.10%
Barclays Capital U.S. Aggregate Bond Index[3] (reflects no deduction for fees, expenses or taxes)	5.24%	4.68	%†
Citigroup 3-Month Treasury Bill Index[4] (reflects no deduction for fees, expenses or taxes)	1.80%	3.46	%†
Blended Index[5] (reflects no deduction for fees, expenses or taxes)	-20.27%	0.06	%†

1After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

2The unmanaged S&P 500 Index generally reflects the performance of large companies in the U.S. stock market. You cannot invest directly in an index.

3The unmanaged Barclays Capital U.S. Aggregate Bond Index is generally representative of the bond market as a whole. You cannot invest directly in an index.

4The unmanaged Citigroup 3-Month Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market. The Citigroup 3-Month Treasury Bill Index consists of the last three three-month Treasury bill issues. You cannot invest directly in an index.

5The blended index, administered by the sub-administrator, PNC Global Investment Servicing (U.S.) Inc., is 60% S&P 500 Index, 35% Barclays Capital U.S. Aggregate Bond Index and 5% Citigroup 3-Month Treasury Bill Index. You cannot invest directly in an index.

(a) Prior to 11/15/06, performance for Fiduciary Shares is based on the performance of Class A Shares of the Fund. Class A Shares of the Fund, which were first offered 10/12/04, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered shares, the annual returns for the classes would be substantially similar. The performance of the Class A Shares has been adjusted because Class A Shares bear a sales charge while Fiduciary Shares do not bear a sales charge; however, the performance shown does not reflect Fiduciary Shares’ fees and expenses. With those adjustments, performance would be higher than that shown.

*Since 10/12/04.

†Since 9/30/04.

FUND INFORMATION

Class	CUSIP	Ticker
Fiduciary	431112325	HGIFX

PROSPECTUS

81

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)*	0.00%

Annual Fund Operating Expenses
Fiduciary Shares
Investment Advisory Fees	0.18%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.63%
Acquired Fund Fees and Expenses†	0.93%

Total Annual Fund Operating Expenses††	1.74%
Fee Waiver	0.48%
Net Expenses†††	1.26%

*Does not include any wire transfer fees, if applicable.

†The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) for the fiscal year ended July 31, 2009. Actual Acquired Fund Fees and Expenses will vary depending on the Acquired Funds in which the Fund’s portfolio is invested.

††The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

†††The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in Acquired Funds) for Fiduciary Shares from exceeding 0.33% for the period beginning December 1, 2009 and ending on November 30, 2010. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$128	$501	$899	$2,012

PROSPECTUS

HIGHMARK ASSET ALLOCATION PORTFOLIOS

Capital Growth Allocation Fund

82

FUND SUMMARY

Investment Goal	Primarily to seek capital appreciation
Investment Focus	HighMark and other equity and fixed income funds that invest in U.S. and/or foreign equity securities as well as investment grade bonds
Principal Investment Strategy	Invests in a diversified portfolio of mutual funds with a strategic allocation target of 80% equity securities and 20% fixed income securities
Share Price Volatility	Moderate to High
Investor Profile	Investors seeking professionally managed asset allocation with a growth-oriented focus using primarily equity securities

INVESTMENT STRATEGY

HighMark Capital Growth Allocation Fund primarily seeks capital appreciation. To pursue this goal, the Fund, under normal circumstances, will invest, either directly or through its investments in underlying funds, between 65% and 95% of its assets in equity securities and between 5% and 35% of its assets in fixed income securities. The Fund’s strategic allocation target is 80% equity securities and 20% fixed income securities.

The Fund is a growth-oriented option within the Asset Allocation Portfolio series. The Asset Allocation Portfolios seek to add value over the long-term through a combination of top-down tactical asset allocation and bottom-up security selection. The mix of equity and fixed income investments for the Fund will vary depending on the portfolio managers’ outlook on the expected return and risk of each selected investment. The portfolio managers determine the percentage of assets that will be invested in various securities and funds, as well as market sectors, using a fund-of-funds approach. Such decisions are based on a tactical fundamental investment outlook with a time horizon of 12-18 months.

The Asset Allocation Portfolios’ investment discipline emphasizes valuation, economic conditions, interest rates, and other market factors such as investor sentiment and currency influences. Asset allocation exposures are determined by a disciplined portfolio management system that balances expected return and risks.

The Fund may invest in other HighMark funds and in equity and fixed income funds that are not affiliated with HighMark Funds. For more information about the percentage of its assets that the Fund may allocate to other HighMark funds and other investments, please see “Other Investment Matters.”

The Fund may invest directly in equity securities (including but not limited to real estate investment trust securities), fixed income securities (including but not limited to high-yield securities and U.S. government securities), derivatives (including but not limited to futures, forwards and options), cash and cash equivalents. In addition, the Fund may invest in exchange traded funds.

For a more complete description of the underlying HighMark funds and of the securities in which the underlying HighMark funds may invest, please see “Other Investment Matters” and “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Investing in Mutual Funds Risk: The Fund’s investments are primarily concentrated in the underlying funds, so a substantial portion of the Fund’s investment performance is directly related to the performance of those underlying funds. Before investing in the Fund, investors should assess the risks associated with the underlying funds in which the Fund may invest and the types of investments made by those underlying funds. You could lose money by investing in the Fund if there is a decline in the value of the underlying funds’ holdings. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the Fund’s allocations among the underlying funds change, or to the extent that the expense ratios of the underlying funds change, the weighted average operating expenses borne by the Fund may increase or decrease. Investing in a fund of funds, like the Fund, entails higher expenses than if you invested in the underlying fund directly.

Fixed Income Risk: The Fund invests a portion of its assets in underlying funds that invest primarily in fixed income securities, and may also invest directly in such securities.

PROSPECTUS

83

Fixed income securities are subject to interest rate risk, credit risk, prepayment risk and call risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will “call”—or repay—a high-yielding bond before the bond’s maturity date. In the case of both prepayments and calls, the Fund is usually forced to reinvest the proceeds in a security with a lower yield.

Equity Risk: The Fund invests a portion of its assets in underlying funds that invest primarily in equity securities, and may also invest directly in such securities. Equity securities are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers’ value, and such fluctuations can be pronounced. Equity securities may also be subject to investment style risk, which is the risk that the particular market segment on which a fund focuses will underperform other kinds of investments. Equity securities issued by smaller capitalization companies are also subject to additional risks. Many small companies have limited track records and may also have limited product lines, markets or financial resources. Compared with larger companies, they may be more vulnerable to adverse business or economic developments, and their stocks tend to be less liquid and more volatile.

Foreign Securities and Currency Risks: The Fund may invest in underlying funds that invest in securities issued by foreign issuers and may also invest directly in such securities. Investing in foreign markets involves greater risk than investing in the United States, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities may be affected by such factors as fluctuations in currency exchange rates, accounting and financial reporting standards that differ from those in the U.S. and that could convey incomplete or inaccurate financial information on companies, smaller and less liquid securities markets, social upheavals and political actions ranging from tax code changes to governmental collapse. Emerging market securities may be even more susceptible to these risks.

If the Fund invests in securities with additional risks, its share price volatility could be greater and its performance lower. The Fund and the underlying funds may trade securities actively, which could increase transaction costs, thereby lowering return, and could also increase the amount of taxes you pay.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. In the case of Fiduciary Shares, the historical performance information shown below reflects the performance of the Class A Shares but does not reflect the impact of sales charges. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Fiduciary Shares1 from year to year.*

Best Quarter	Worst Quarter
7.12%	-20.50%
(12/31/06)	(12/31/08)

*The performance information above is based on a calendar year. The Fund’s total return from 1/1/2009 to 9/30/2009 was 21.54%.

1See footnote (a) to performance table on the next page.

PROSPECTUS

HIGHMARK ASSET ALLOCATION PORTFOLIOS

Capital Growth Allocation Fund

84

This table compares the Fund’s average annual total returns for periods ending 12/31/08 to those of the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Citigroup 3-Month Treasury Bill Index and a blended index.

	1 Year	Since Inception*
Capital Growth Allocation Fund
Fiduciary Shares[1]
Return Before Taxes	-34.52%	-3.20	%(a)
Return After Taxes on Distributions	-35.52%	-3.90	%(a)
Return After Taxes on Distributions and Sale of Fund Shares	-21.17%	-2.63	%(a)
S&P 500 Index[2] (reflects no deduction for fees, expenses or taxes)	-37.00%	-3.10%
Barclays Capital U.S. Aggregate Bond Index[3] (reflects no deduction for fees, expenses or taxes)	5.24%	4.68	%†
Citigroup 3-Month Treasury Bill Index[4] (reflects no deduction for fees, expenses or taxes)	1.80%	3.46	%†
Blended Index[5] (reflects no deduction for fees, expenses or taxes)	-28.72%	-1.46	%†

1After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

2The unmanaged S&P 500 Index generally reflects the performance of large companies in the U.S. stock market. You cannot invest directly in an index.

3The unmanaged Barclays Capital U.S. Aggregate Bond Index is generally representative of the bond market as a whole. You cannot invest directly in an index.

4The unmanaged Citigroup 3-Month Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market. The Citigroup 3-Month Treasury Bill Index consists of the last three three-month Treasury bill issues. You cannot invest directly in an index.

5The blended index, administered by the sub-administrator, PNC Global Investment Servicing (U.S.) Inc., is 80% S&P 500 Index, 15% Barclays Capital U.S. Aggregate Bond Index and 5% Citigroup 3-Month Treasury Bill Index. You cannot invest directly in an index.

(a) Prior to 11/15/06, performance for Fiduciary Shares is based on the performance of Class A Shares of the Fund. Class A Shares of the Fund, which were first offered 10/12/04, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered shares, the annual returns for the classes would be substantially similar. The performance of the Class A Shares has been adjusted because Class A Shares bear a sales charge while Fiduciary Shares do not bear a sales charge; however, the performance shown does not reflect Fiduciary Shares’ fees and expenses. With those adjustments, performance would be higher than that shown.

*Since 10/12/04.

†Since 9/30/04.

FUND INFORMATION

Class	CUSIP	Ticker
Fiduciary	431112283	HGAFX

PROSPECTUS

85

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)*	0.00%

Annual Fund Operating Expenses
Fiduciary Shares
Investment Advisory Fees	0.18%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.63%
Acquired Fund Fees and Expenses†	0.99%

Total Annual Fund Operating Expenses††	1.80%
Fee Waiver	0.48%
Net Expenses†††	1.32%

*Does not include any wire transfer fees, if applicable.

†The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) for the fiscal year ended July 31, 2009. Actual Acquired Fund Fees and Expenses will vary depending on the Acquired Funds in which the Fund’s portfolio is invested.

††The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

†††The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in Acquired Funds) for Fiduciary Shares from exceeding 0.33% for the period beginning December 1, 2009 and ending on November 30, 2010. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$134	$520	$930	$2,076

PROSPECTUS

HIGHMARK ASSET ALLOCATION PORTFOLIOS

Diversified Equity Allocation Fund

86

FUND SUMMARY

Investment Goal	To seek capital appreciation
Investment Focus	HighMark and other equity funds that invest in U.S. and/or foreign equity securities
Principal Investment Strategy	Invests in a diversified portfolio of mutual funds with a strategic allocation target of 100% equity securities in both U.S. and non-U.S. markets
Share Price Volatility	Moderate to High
Investor Profile	Investors seeking professionally managed asset allocation with a capital growth-oriented focus using primarily equity securities

INVESTMENT STRATEGY

HighMark Diversified Equity Allocation Fund seeks capital appreciation. To pursue this goal, the Fund, under normal circumstances, will invest, either directly or through its investments in underlying funds, between 95% and 100% of its assets in equity securities and up to 5% of its assets in cash equivalent or short-term fixed income securities. The Fund’s strategic allocation target is 100% equity securities in both the U.S. and non-U.S. markets.

HighMark Diversified Equity Allocation Fund is a growth-oriented option within the Asset Allocation Portfolio series. The Asset Allocation Portfolios seek to add value over the long-term through a combination of top-down tactical asset allocation and bottom-up security selection. The mix of equity investments for the Fund will vary depending on the portfolio managers’ outlook on the expected return and risk of each selected investment. The portfolio managers determine the percentage of assets that will be invested in various securities and funds, as well as market sectors, using a fund-of-funds approach. Such decisions are based on a tactical fundamental investment outlook with a time horizon of 12-18 months.

The Asset Allocation Portfolios’ investment discipline emphasizes valuation, economic conditions, interest rates, and other market factors such as investor sentiment and currency influences. Asset allocation exposures are determined by a disciplined portfolio management system that balances expected return and risks.

The Fund may invest in other HighMark funds and in equity and fixed income funds that are not affiliated with HighMark Funds. For more information about the percentage of its assets that the Fund may allocate to other HighMark funds and other investments, please see “Other Investment Matters.”

The Fund may invest directly in equity securities (including but not limited to real estate investment trust securities), fixed income securities (including but not limited to high-yield securities and U.S. government securities), derivatives (including but not limited to futures, forwards and options), cash and cash equivalents. In addition, the Fund may invest in exchange traded funds.

For a more complete description of the underlying HighMark funds and of the securities in which the underlying HighMark funds may invest, please see “Other Investment Matters” and “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Investing in Mutual Funds Risk: The Fund’s investments are primarily concentrated in the underlying funds, so a substantial portion of the Fund’s investment performance is directly related to the performance of those underlying funds. Before investing in the Fund, investors should assess the risks associated with the underlying funds in which the Fund may invest and the types of investments made by those underlying funds. You could lose money by investing in the Fund if there is a decline in the value of the underlying funds’ holdings. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the Fund’s allocations among the underlying funds change, or to the extent that the expense ratios of the underlying funds change, the weighted average operating expenses borne by the Fund may increase or decrease. Investing in a fund of funds, like the Fund, entails higher expenses than if you invested in the underlying fund directly.

Equity Risk: The Fund invests a portion of its assets in underlying funds that invest primarily in equity securities, and may also invest directly in such securities. Equity

PROSPECTUS

87

securities are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers’ value, and such fluctuations can be pronounced. Equity securities may also be subject to investment style risk, which is the risk that the particular market segment on which a fund focuses will underperform other kinds of investments. Equity securities issued by smaller capitalization companies are also subject to additional risks. Many small companies have limited track records and may also have limited product lines, markets or financial resources. Compared with larger companies, they may be more vulnerable to adverse business or economic developments, and their stocks tend to be less liquid and more volatile.

Fixed Income Risk: The Fund invests a portion of its assets in underlying funds that invest primarily in fixed income securities, and may also invest directly in such securities. Fixed income securities are subject to interest rate risk, credit risk, prepayment risk and call risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will “call”—or repay—a high-yielding bond before the bond’s maturity date. In the case of both prepayments and calls, the Fund is usually forced to reinvest the proceeds in a security with a lower yield.

Foreign Securities and Currency Risks: The Fund may invest in underlying funds that invest in securities issued by foreign issuers and may also invest directly in such securities. Investing in foreign markets involves greater risk than investing in the United States, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities may be affected by such factors as fluctuations in currency exchange rates, accounting and financial reporting standards that differ from those in the U.S. and that could convey incomplete or inaccurate financial information on companies, smaller and less liquid securities markets, social upheavals and political actions ranging from tax code changes to governmental collapse. Emerging market securities may be even more susceptible to these risks.

If the Fund invests in securities with additional risks, its share price volatility could be greater and its performance lower. The Fund and the underlying funds may trade securities actively, which could increase its transaction costs, thereby lowering return, and could also increase the amount of taxes you pay.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the Future.

This bar chart shows changes in the performance of the Fund’s Fiduciary Shares from year to year.*

Best Quarter	Worst Quarter
6.14%	-22.19%
(06/30/07)	(12/31/08)

*The performance information above is based on a calendar year. The Fund’s total return from 1/1/2009 to 9/30/2009 was 22.37%.

PROSPECTUS

HIGHMARK ASSET ALLOCATION PORTFOLIOS

Diversified Equity Allocation Fund

88

This table compares the Fund’s average annual total returns for periods ending 12/31/08 to those of the S&P 500 Index.

	1 Year	Since Inception*
Diversified Equity Allocation Fund
Fiduciary Shares[1]
Return Before Taxes	-37.46%	-17.97%
Return After Taxes on Distributions	-37.76%	-18.41%
Return After Taxes on Distributions and Sale of Fund Shares	-23.97%	-15.02%
S&P 500 Index[2] (reflects no deduction for fees, expenses or taxes)	-37.00%	-16.80%

1After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an Investor’s tax situation and may difffer from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

2The unmanaged S&P 500 Index generally reflects the performance of large companies in the U.S. stock market. You cannot invest directly in an index.

*Since 11/15/06.

FUND INFORMATION

Class	CUSIP	Ticker
Fiduciary	431112317	HEAFX

PROSPECTUS

89

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)*	0.00%

Annual Fund Operating Expenses
Fiduciary Shares
Investment Advisory Fees	0.18%
Distribution (12b-1) Fees	0.00%
Other Expenses	2.02%
Acquired Fund Fees and Expenses†	1.02%

Total Annual Fund Operating Expenses††	3.22%
Fee Waiver	1.87%
Net Expenses†††	1.35%

*Does not include any wire transfer fees, if applicable.

†The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) for the fiscal year ended July 31, 2009. Actual Acquired Fund Fees and Expenses will vary depending on the Acquired Funds in which the Fund’s portfolio is invested.

††The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

†††The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in Acquired Funds) for Fiduciary Shares from exceeding 0.33% for the period beginning December 1, 2009 and ending on November 30, 2010. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$137	$817	$1,521	$3,393

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SHAREOWNER GUIDE – HOW TO INVEST IN THE HIGHMARK FUNDS

Before you invest, we encourage you to carefully read the Fund profiles included in this prospectus and consider which Funds are appropriate for your particular financial situation, risk tolerance and goals. As always, your financial representative can provide you with valuable assistance in making this decision. He or she can also help you choose which of the Fund Share classes we offer is right for you.

Choosing a Share Class

HighMark Funds offers different classes of Fund Shares, each of which has different expenses and other characteristics. Only one class of Fund Shares, Fiduciary Shares, is offered in this prospectus. To choose the one that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. The following are some of the main characteristics of HighMark’s Fiduciary Shares.

Fiduciary Shares

•	No sales charge.

•	No Distribution (12b-1) fees.

•	Available only to the following investors and accounts:

1	Fiduciary, advisory, agency, custodial and other similar accounts maintained with Union Bank, N.A., or its affiliates;

2	Non-fiduciary IRA accounts investing in a HighMark Equity or Fixed Income Fund that were established with Union Bank, N.A., prior to June 20, 1994, and have remained open since then;

3	Investors who currently own Shares of a HighMark Equity or Fixed Income Fund that they purchased prior to June 20, 1994 in an account registered in their name with the Funds;

4	Union Bank, N.A., and its affiliates, for their own accounts; HighMark Capital Management, Inc. employees (and their spouses and children under the age of 21), current and retired trustees of HighMark Funds (and their spouses and children under the age of 21), provided that they purchase the Shares directly from HighMark Funds’ Transfer Agent; current and retired trustees of HighMark Funds, directors, officers and employees (and their spouses and children under the age of 21) of Union Bank, N.A., who currently own Shares of HighMark Funds that they purchased before April 30, 1997; and directors, officers and employees (and their spouses and children under the age of 21) of HighMark Funds’ former distributors who currently own Shares of HighMark Funds that they purchased before April 30, 1997;

5	Registered investment advisers who are regulated by a federal or state governmental authority, or financial planners who are purchasing Fiduciary Shares for an account for which they are authorized to make investment decisions (i.e., a discretionary account) and who are compensated by their clients on the basis of an ad valorem fee;

6	Qualified retirement plans; and

7.	Investors approved by HighMark Capital Management, Inc. to provide capital to a Fund.

For the actual past expenses of the Fiduciary Shares, see the individual Fund profiles earlier in this prospectus.

The Funds also offer Class A, Class B and Class C Shares (collectively Retail Shares). Each of these Classes has its own expense structure. Retail Shares are available to non-fiduciary clients of Union Bank, N.A., who are not otherwise eligible for Fiduciary Shares. The Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund also offer Class M Shares. Class M shares are available only to clients of Bailard, Inc., employees and officers of Bailard, Inc. and their families and friends, and investors who at the time of the proposed purchase are existing Class M shareholders of a Fund. Call us at 1-800-433-6884 for more details.

Payments to Financial Firms

Your broker, dealer, financial adviser or other financial intermediaries may receive certain payments and compensation described below. These arrangements may apply to any or all of your Shares, including but not limited to, Shares held through retirement plans. For purposes of the following, “financial firms” means brokers, dealers, financial advisers and other financial intermediaries, including UnionBanc Investment Services LLC and other affiliates of HighMark Capital Management, Inc., through which you purchase your Shares.

A Fund may make payments under HighMark Funds’ shareholder services plans relating to the Fiduciary Shares to financial firms that agree to provide certain shareholder support services for their customers or account holders who are the beneficial or record owners of Shares of the Fund. In consideration for such services, a financial firm is compensated by the applicable Fund at a maximum annual rate of up to 0.25% of the average daily net asset value of the applicable class(es) of Shares of such Fund. The shareholder services plans are more fully described in the Statement of Additional Information (SAI). Financial firms may also receive sales charges, distribution fees, servicing fees and other compensation relating to other classes of Shares and other series of HighMark Funds not offered in this prospectus.

Revenue Sharing Payments. HighMark Capital Management, Inc. makes revenue sharing payments, out of its own assets, to financial firms for the sale of Shares of the Asset Allocation Portfolios and/or the maintenance of share balances. These payments are made at an annual rate of up to 0.50% of the average daily net assets of the Asset Allocation Portfolios for purchases made prior to or on October 31, 2006, and at an annual rate of up to 0.25% of the average daily net assets of

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the Asset Allocation Portfolios for purchases made after October 31, 2006. These payments may be passed on to your financial adviser at the discretion of his or her financial firm. These payments may create an incentive for the financial adviser or his or her financial firm to recommend or offer shares of the Asset Allocation Portfolios over other investment alternatives.

Marketing Support Payments. HighMark Capital Management, Inc. may also make payments from its own assets to financial firms that sell HighMark Funds. The amounts of these payments may vary from time to time. Speak with your financial adviser to learn more about these payments.

Payments for Distribution and Shareholder Services. In addition to the foregoing revenue sharing and marketing support payments, HighMark Capital Management, Inc., directly or through an agent, also pays out of its own assets compensation to financial firms for the sale and distribution of the Shares of any of the Funds and/or for the servicing of Shares of any of the Funds. These payments made by HighMark Capital Management, Inc. may be made to supplement commissions paid to financial firms, and may take the form of (1) due diligence payments for a financial firm’s examination of the Funds and payments for employee training and education relating to the Funds; (2) listing fees for the placement of the Funds on a financial firm’s list of mutual funds available for purchase by its clients; (3) fees for providing the Funds with “shelf space” and/or a higher profile for a financial firm’s financial consultants and their customers and/or placing the Funds on the financial firm’s preferred or recommended list; (4) marketing support fees for providing assistance in promoting the sale of Shares; (5) payments in connection with attendance at sales meetings for the promotion of the sale of Shares; (6) payments for maintaining shareholder accounts on a financial firm’s platform; and (7) payments for the sale of Shares and/or the maintenance of share balances.

Payments made by HighMark Capital Management, Inc. or its agents to a financial firm also may be used by the financial firm to pay for the travel expenses, meals, lodging and entertainment of the firm’s salespersons and guests in connection with education, sales and promotional programs. These programs, which may be different for different financial firms, will not change the price an investor will pay for Shares or the amount that a Fund will receive for the sale of Shares.

A number of factors are considered in determining the amount of these additional payments, including each financial firm’s HighMark Funds sales and total assets, and the financial firm’s willingness to give HighMark Capital Management, Inc. or the Funds’ distributor access to its financial advisers for educational purposes. At times, the financial firm might include the Funds on a “select” or “preferred” list. HighMark Capital Management, Inc.’s goals include educating the investment advisers about the Funds so that they can provide suitable information and advice to prospective investors and shareholders of the Funds.

For the calendar year 2008, the financial firms that received these additional payments, which totaled approximately $3.0 million, from HighMark Capital Management, Inc. include (but are not necessarily limited to) the following:

AIG Financial Advisors, Inc.	Managed Financial Broker Service
American Investors Co.	Managed Financial Services Corp.
American Portfolio Financial Services	Mesirow Financial
Amprise Advisor Services Inc.	Meyers Meighan Wealth Mgmt Group
Ameriprise Financial Services, Inc.	MG Trust Co LLC
Ameritrade Inc.	Mid Atlantic Inst’l Shares, Inc.
AXA Advisors, LLC	Money Concepts Capital Corp.
Bogacz Tax & Financial Services	Morgan Keegan & Co.
Brookstreet Securities Corp.	Morgan Peabody
Capital Financial Group	Morgan Stanley Dean Witter
Capital Financial Services	MS & Co. Inc.
Centaurus Financial, Inc.	Mutual Service Corp.
Charles Schwab	National Financial Services, Corp.
Citigroup Global Markets, Inc.	National Planning Corp.
Commonwealth Financial Network	National Securities Corporation
Comprehensive Financial Advisors	Nationwide Planning Assoc., Inc.
Crowell, Weeden & Co	New England Securities
Crown Capital Securities, LP	Next Financial Group, Inc.
D A Davidson	OFG Financial Services Inc.
E*Trade	Oppenheimer & Co. Inc.
Emmett A Larkin	Pacific West Sec Inc.
Ensemble Financial Services, Inc.	Penson Financial Services
ePlanning Securities, Inc.	Pershing LLC
Express Securities Inc.	Pitcarin
Farmers Financial Solutions LLC	Portfolio Borkerage Services Inc.
Ferris, Baker Watts, Inc.	Prime Vest Financial Services
Financial Advisors of America LLC	ProEquities Inc.
Financial Network Investment Corp.	Prudential Investment Mgmt Srvcs
Financial Services Corporation	Prudential Insurance Co of America
Fintegra Financial Solutions	QA3 Financial Corp.
Fintegra LLC	Questar Capital Corporation
First Allied Securities, Inc.	Raymond James & Associates, Inc.
First Clearing LLC	Raymond James Financial Services
First Southwest Company	RBC Capital Markets Corporation
Fitzgerald Financial Services	RBC Dain Rauscher, Inc.
Foothill Securities, Inc.	RBC Wealth Management
Fortune Financial Services, Inc.	Ridge Clearing & Outsourcing
FSC Securities Corporation	Robert W. Baird & Co.
Geneos Wealth Management, Inc.	Royal Alliance Associates
Girard Securities, Inc.	Scottrade, Inc.
Green Wealth Management	Sears Investment Services, Inc.
Gunn Allen Financial	Securities America
H&R Block Financial Advisors, Inc.	Securities Services Network, Inc.
H. Beck, Inc.	SEI Investments Distribution Co
Harvest Capital LLC	SII Investments Inc.
Heritage Financial	Silver Oaks Securities Inc.
Independent Financial Group LLC	Southwest Securities
Invest Financial Corporation	Sterne Agee & Leach
Investacorp, Inc.	Stifel, Nicolaus & Co., Inc.
Investors Capital Corp.	Sympro
Investors Security Co., Inc.	TCAdvisors Network
J P Turner & Co LLC	The Musuneggi Financial Group
J. W. Cole Financial, Inc.	UBS Financial Services, Inc.
Janney Montgomery Scott	UnionBanc Investment Services LLC
Jefferson Pilot Securities Corp.	United Equity Securities Inc.
Legend Equities Corporation	United Planners Financial
Legent Clearing Corp.	USA Financial Securities Corp.
Lincoln Financial Securities	VSR Financial Services
Linsco Private Ledger	Wachovia Securities LLC

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Wedbush Morgan Securities	Western International Securities
Wells Fargo Bank	WRP Investments, Inc.
Wells Fargo Investments LLC

HighMark Capital Management, Inc. may have established relationships with other financial firms since the end of 2008 in which these additional payments are made. Speak with your financial adviser to learn whether his or her firm has such a relationship.

Pursuant to the terms of an agreement between HighMark Capital Management, Inc. and HighMark Funds’ distributor, HighMark Capital Management, Inc. makes payments to the distributor for distribution services related to the Funds.

If investment advisers, administrators, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular Share class over other Share classes. Speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Funds, HighMark Capital Management, Inc. and by sponsors of other mutual funds he or she may recommend to you. You should also consider disclosures made by your financial adviser at the time of purchase. HighMark Capital Management, Inc. and/or a Fund’s sub-adviser do not consider sales of Shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. However, some broker-dealers that sell Shares of the Funds may receive commissions from a Fund in connection with the execution of the Fund’s portfolio transactions.

Opening an Account

1.	Read this prospectus carefully.

2.	Determine how much money you want to invest. The minimum investments for the Fiduciary Shares of HighMark Funds are as follows:

• Initial Purchase:	$1,000 for each Fund
$100 for each Fund for Automatic Investment Plan
• Additional Purchases:	$100 for each Fund
$100 monthly minimum per HighMark Fund for Automatic Investment Plan

We may waive these initial and additional investment minimums for purchases made in connection with Individual Retirement Accounts, Keoghs, payroll deduction plans or 401(k) or similar plans, or for accounts held through a financial intermediary that has an agreement with HighMark Capital Management, Inc. or HighMark Funds’ distributor to waive these minimums. Financial intermediaries may aggregate accounts to meet investment minimum.

3.	Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. For more information, please contact your financial representative or call us at 1-800-433-6884.

4.	You and your financial representative can initiate any purchase, exchange or sale of Shares.

5.	Customer Identification and Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you, which information may include your social security number or taxpayer identification number. This information will be verified to ensure the identity of all persons opening an account.

HighMark Funds is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, HighMark Funds is required to collect documents to fulfill its legal obligations. Documents provided in connection with your application will be used solely to establish and verify customer identity, and HighMark Funds shall have no obligation with respect to the terms of any such document.

Attempts to collect the missing information required on the application will be performed by contacting either you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of HighMark Funds (e.g., 72 hours), which may change from time to time, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.

However, HighMark Funds reserves the right to close your account at the then-current day’s price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of HighMark Funds (e.g., 96 hours), which may change from time to time. If HighMark Funds is unable to verify your identity, it reserves the right to liquidate your account at the then-current day’s price and remit proceeds to you via check. HighMark Funds reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund Shares and will be subject to corresponding tax implications.

HighMark Funds and the Funds’ Adviser reserve the right, in their sole discretion, to reject any purchase order for any reason.

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BUYING SHARES

By Check

Opening an account

•	Make out a check for the investment amount, payable to “HighMark Funds.”

•	Deliver the check and your completed application to your financial representative, or mail them to our Transfer Agent (see address below).

Adding to an account

•	Make out a check for the investment amount, payable to “HighMark Funds.”

•	Include a note specifying the fund name, your share class, your account number and the name(s) in which the account is registered.

•	Deliver the check and your note to your financial representative, or mail them to our Transfer Agent.

Transfer Agent Address:

HighMark Funds

P.O. Box 8416

Boston, MA 02266-8416

Phone Number: 1-800-433-6884

All purchases made by check should be in U.S. dollars.

Third party checks, credit card checks, traveler’s checks, starter checks, money orders or cash will not be accepted.

By Wire

Opening an account

•	Deliver your completed application to your financial representative, or mail it to our Transfer Agent (address below).

•	Obtain your Fund account number by calling your financial representative or our Transfer Agent.

•	Instruct your bank to wire the amount of your investment to:

State Street Bank and Trust Company

225 Franklin Street Boston,

MA 02101

ABA# 011000028

DDA# 9905-194-8

Specify the Fund name, your choice of share class, the new Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

Adding to an account

•	Call our Transfer Agent before wiring any funds.

•	Instruct your bank to wire the amount of your investment to:

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02101

ABA# 011000028

DDA# 9905-194-8

Specify the Fund name, your share class, your Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

Transfer Agent Address:

HighMark Funds

P.O. Box 8416

Boston, MA 02266-8416

Phone Number: 1-800-433-6884

Through Financial Institutions

•	Call your financial institution for information on their procedures for transmitting orders to HighMark Funds.

By Exchange

•	Call us at 1-800-433-6884 or contact your financial representative to request an exchange.

Contact your financial representative for instructions and assistance.

To add to an account using the Automatic Investment Plan, see “Investor Services.”

SELLING SHARES

Through Financial Institutions

•	Contact your financial institution to find out more about their procedures for transmitting orders to HighMark Funds.

By Exchange

•	Obtain a current prospectus for the Fund into which you are exchanging by calling us or contacting your financial representative.

•	Call us or contact your financial representative to request an exchange.

Contact your financial representative for instructions and assistance.

To make systematic withdrawals from an account, see “Investor Services.”

Selling Shares in Writing. In certain circumstances, you may need to include a medallion guarantee, which protects you against fraudulent orders. You will need a medallion guarantee if:

•	you are selling more than $50,000 worth of Shares.

•

you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s) or by wire or the Automated Clearing House (ACH) to a bank account other than that on record.

•	you changed your address of record within the last 30 days.

You should be able to obtain a medallion guarantee from a bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. A notary public CANNOT provide a medallion guarantee.

Receiving Your Money. Normally, we will send you a check for your proceeds as promptly as possible, at the latest within seven calendar days of receiving your redemption order in good order.

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If, however, you recently purchased Shares in a Fund by check or through the Automatic Investment Plan, you may not receive your redemption proceeds from such Fund until after the check or debit clears, which may take up to 15 days following purchase. While the Fund will delay the processing of your redemption payment until after the check or debit clears, the Shares will be valued at the next determined net asset value after receipt of your redemption order in good order.

Redemption in Kind. The Funds reserve the right to make payment on redemptions in securities rather than cash. If a Fund makes payment on redemptions in securities, you may incur brokerage costs when selling those securities.

Involuntary Sales of Your Shares. Due to the relatively high costs of handling small investments, each Fund reserves the right to redeem your Shares at net asset value (less any applicable contingent deferred sales charge) if your account balance in any Fund drops below the minimum initial purchase amount for any reason other than market fluctuation. This is more likely to occur if you invest only the minimum amount in a Fund and then sell some of your Shares within a fairly short period of time. Before any Fund exercises its right to redeem your Shares, we will notify you in writing at least 60 days in advance to give you time to bring your balance up to or above the minimum.

EXCHANGING SHARES

How to Exchange Your Shares. You may exchange Fiduciary Shares of one HighMark Fund for Fiduciary Shares of another HighMark Fund (the “new HighMark Fund”), provided that you:

•	Are qualified to invest in the new HighMark Fund.

•	Satisfy the initial and additional investment minimums for the new HighMark Fund.

•	Maintain the minimum account balance for each HighMark Fund in which you invest.

Your cost for buying shares in the new HighMark Fund is based on the relative net asset values of the shares you are exchanging. You may also exchange your Fiduciary Shares of a Fund for Class A or Class C Shares of another HighMark Fund. In that case, your cost for buying Shares in the new HighMark Fund is based on the relative net asset value of the Shares you are exchanging plus any applicable sales charge. In addition, you may be subject to an exchange fee. See “Redemption Fees and Exchange Fees” below.

An exchange will be treated as a sale for tax purposes.

TRANSACTION POLICIES

Valuation of Shares. A Fund’s net asset value per share of a class is calculated according to the following formula:

(Total market value of the Fund’s investments and other assets allocable to the class — the class’s liabilities)

÷	Total number of the Fund’s Shares outstanding in the class

=	The class’s net asset value per share

We determine the net asset value (NAV) of each HighMark Equity and Fixed-Income Fund as of the close of regular trading on the New York Stock Exchange, normally at 1:00 p.m. Pacific time (4:00 p.m. Eastern time), every business day (as defined below), based on the current market price of the Fund’s securities. If that is not available, we value its securities by using a method that HighMark Funds’ Board of Trustees believes accurately reflects fair value. HighMark Funds’ Board of Trustees reviews and approves HighMark Funds’ written fair valuation procedures in advance of their use. In addition, HighMark Funds’ Board of Trustees periodically reviews valuations to determine if any changes should be made to the fair valuation procedures.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which HighMark Funds calculates net asset value. The closing prices of such securities may no longer reflect their market value at the time HighMark Funds calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that HighMark Funds calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector.

If the Adviser or a sub-adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which HighMark Funds calculates net asset value, it shall immediately notify the sub-administrator and request that a fair value committee (the “Committee”) meeting be called.

In addition, HighMark Funds uses a third party fair valuation vendor (the “Vendor”) for equity securities that are traded primarily on non-U.S. exchanges. The Vendor provides a fair value for such securities based on certain factors and methods, which generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. The Vendor provides fair values if there is a movement in the U.S. market that exceeds a specific threshold (“trigger threshold”) that has been established by the Committee. The Committee also establishes a “confidence interval” — representing the correlation between the price of a specific foreign security and movements in the U.S. market — before the security will be fair valued based upon the trigger threshold being exceeded. If a trigger threshold is exceeded, HighMark Funds values its non-U.S. securities that exceed the applicable “confidence interval” using the fair values provided by the Vendor.

In the event that a Fund values its securities using the procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used its fair valuation procedures. For further information about how we determine the value of the Funds’ investments, see the SAI.

Buy and Sell Prices. When you buy Shares of a Fund, the amount you pay per share is based on the net asset value per share of the applicable class of Shares next determined after we

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receive your order in good order. When you sell Shares of a Fund, the amount of your proceeds are based on the net asset value per share of the applicable class of Shares next determined after we receive your order in good order.

Execution of Orders. You may buy and sell Shares of the HighMark Equity and Fixed-Income Funds on any day when the New York Stock Exchange is open for business (hereafter referred to as a “business day”). The New York Stock Exchange is closed on weekends and national holidays.

•

Purchasing Shares by Mail: If you mail us a purchase order, we will execute it as soon as we have received your payment. (Note: If your check does not clear, we will be forced to cancel your purchase and may hold you liable for any losses or fees incurred.)

•

Purchasing Shares by Wire: If you place a purchase order by wire on any business day, we will execute it that day, provided that you have wired the money you wish to invest and it is received by our Transfer Agent prior to the close of regular trading on the New York Stock Exchange, normally at 1:00 p.m. PT (4:00 p.m. ET). If our Transfer Agent does not receive the money you plan to wire by this deadline, the trade will be canceled and you must resubmit the trade at the time the wire is sent.

•

Selling Shares: To sell Shares on any one business day, you must place your redemption order before the close of regular trading on the New York Stock Exchange, normally at 1:00 p.m. PT (4:00 p.m. ET). Otherwise, we will execute your order the following business day.

Our Transfer Agent may accept telephone orders from broker-dealers, and other intermediaries designated by such broker-dealers, who have been previously approved by HighMark Funds’ distributor. A Fund will be deemed to have received a purchase order when an approved broker-dealer or its authorized designee accepts such order. It is the responsibility of such broker-dealer to promptly forward purchase or redemption orders to our Transfer Agent. Broker-dealers may charge you a transaction-based fee or other fee for their services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealers and not remitted to the Fund.

Anti-Money Laundering Program

Customer identification and verification is part of HighMark Funds’ overall obligation to deter money laundering under Federal law. HighMark Funds has adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, HighMark Funds reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of HighMark Funds management, they are deemed to be in the best interest of the Funds or other series of HighMark Funds or in cases when HighMark Funds is requested or compelled to do so by governmental or law enforcement authorities.

Frequent Purchases and Redemptions of Fund Shares

HighMark Funds’ Board of Trustees has adopted policies and procedures designed to discourage frequent purchases and redemptions of Shares of the Funds or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below.

Risks Associated with Excessive or Short-Term Trading Generally. While HighMark Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund’s Shares dilute the value of Shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund Shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund’s Shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Frequent trading can result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently. Because short-term capital gains are distributed as ordinary income, this would generally increase a shareholder’s tax liability unless the shares are held through a tax-deferred or exempt vehicle. Similarly, a Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect a Fund’s performance.

A Fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 1:00 p.m. Pacific time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in short-term trading strategy to exploit differences in Fund Share prices that are based on closing prices of foreign

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securities established some time before a Fund calculates its own share price (referred to as “time zone arbitrage”). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will reduce a shareholder’s ability to engage in time zone arbitrage to the detriment of the other shareholders of the Funds.

A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). Funds that may be adversely affected by price arbitrage include, in particular, those Funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities.

Redemption Fees and Exchange Fees. As noted in the “Shareholder Fees” table for the Cognitive Value Fund, the Geneva Small Cap Growth Fund, the International Opportunities Fund, the Small Cap Advantage Fund and the Small Cap Value Fund, such Funds impose a 2% redemption fee on the proceeds of Fiduciary Shares redeemed 30 days or less after their purchase. The Cognitive Value Fund, the Geneva Small Cap Growth Fund, the International Opportunities Fund, the Small Cap Advantage Fund and the Small Cap Value Fund, also impose a 2% exchange fee on Fiduciary Shares exchanged 30 days or less after their purchase. The redemption fee and the exchange fee are designed to discourage short-term trading and any proceeds of the fees will be credited to the assets of the applicable Fund.

The fee is imposed to the extent that the number of Fund Shares redeemed or exchanged by a shareholder exceeds the number of Fund Shares that have been held by such shareholder more than 30 days. For Shares of a Fund that were acquired by exchange, the holding period is measured from the date the Shares were acquired in the exchange transaction. Shares held the longest will be redeemed or exchanged first.

The redemption or exchange fee is not imposed on transactions by the HighMark Asset Allocation Portfolios. For all accounts, the redemption or exchange fee is not imposed on:

•	Shares redeemed due to death, disability or a qualified domestic relations order;

•	Shares redeemed pursuant to systematic withdrawal programs;

•	transactions involving Shares purchased by means of automated or pre-established purchase plans, including employer or payroll reduction plans;

•	Shares purchased through reinvested distributions;
•	Shares redeemed or exchanged due to plan or Fund terminations or restructurings;

•	Shares redeemed as part of an automated dividend exchange election established in advance of the exchange;

•	Shares redeemed or exchanged pursuant to an automatic, non-discretionary rebalancing program; and

•	Shares converted to another class of Shares within the same fund.

In addition, for retirement plans, the redemption fee is also not imposed on:

•	Shares redeemed in payment of plan/account fees;

•	Shares redeemed as a return of excess contribution amounts or to meet minimum required distributions;

•	Shares redeemed for loans and hardship withdrawals;

•	Shares redeemed due to forfeiture of assets; and

•	Shares redeemed to pay small balance account fees and involuntary redemptions resulting from failure to meet account minimums.

Although the Cognitive Value Fund, the Geneva Small Cap Growth Fund, the International Opportunities Fund, the Small Cap Advantage Fund and the Small Cap Value Fund do not normally grant individual waivers of the redemption or exchange fee, the redemption or exchange fee may be waived by HighMark Funds’ Chief Compliance Officer or her designee, based upon a review of the facts and circumstances in a written request for waiver of the redemption or exchange fee. Each Fund reserves the right to modify or eliminate redemption fees and exchange fees at any time in its discretion.

Right to Reject or Restrict Purchase and Exchange Orders. Purchases and exchanges should be made primarily for investment purposes. Each Fund and/or its principal underwriter reserves the right to refuse any purchase or exchange order at any time or to suspend redemptions with respect to any shareholder, including transactions representing excessive trading and transactions accepted by any shareholder’s financial adviser. In addition, the Funds’ Adviser will use its best efforts to detect short-term trading activity in a Fund’s Shares and reject any purchase, redemption or exchange if, in its judgment, the transaction would adversely affect the Fund or its shareholders. The Adviser, however, will not always be able to detect or prevent market timing activity or other trading activity that may disadvantage a Fund. For example, the ability to monitor trades that are placed by omnibus or other nominee accounts is limited when the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund’s underlying beneficial owners. However, each such financial intermediary is contractually obligated to implement HighMark Funds’ market timing policy and to stop a beneficial owner from trading if so requested by HighMark Funds. If the Adviser reviews a financial intermediary’s market timing policy and concludes that it sufficiently protects HighMark Funds’ shareholders, the Adviser may choose to defer to the financial intermediary’s policy rather than implement HighMark Funds’ policy through that financial intermediary. In

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the event that the Funds or their agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

Orders through Financial Intermediaries

If you are investing in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or a trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan or a 529 college savings plan that maintains a master account with the Fund for trading on behalf of its customers, the financial intermediary through whom you are investing may choose to adopt different or additional conditions on purchases, redemptions and exchanges of Fund shares to discourage frequent trading and redemptions. Consult your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what conditions may be applicable to you. The Funds are not responsible for the failure of a financial intermediary to carry out its responsibilities.

Disclosure of Portfolio Holdings

The Adviser has established a policy with respect to the disclosure of a Fund’s portfolio holdings. A description of this policy is provided in the SAI. In addition, each Fund’s complete monthly portfolio holdings are generally available to you within 10 business days after the end of the period on HighMark Funds’ web site by clicking on “Our Funds,” selecting a Fund and clicking on “Composition.”

Note that the Funds or the Adviser may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the web site until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

DISTRIBUTIONS

As a mutual fund shareholder, you may receive capital gains and/or income from your investment. Each of the HighMark Equity Funds may periodically declare and pay dividends from net investment income separately for each class of Shares. Each of the HighMark Fixed-Income Funds may declare and pay monthly dividends separately for each class of Shares from any net tax-exempt income and/or net taxable investment income. Each of the Asset Allocation Portfolios may declare and pay dividends from net investment income quarterly. Each Fund expects to distribute substantially all of its income and capital gains annually. None of the Funds has a targeted dividend rate and none of them guarantees that it will pay any dividends or other distributions.

We will automatically reinvest any income and capital gains distributions you are entitled to in additional Shares of your Fund(s) unless you notify our Transfer Agent that you want to receive your distributions in cash. If you are a shareholder of a Fixed-Income Fund, you may also notify our Transfer Agent to reinvest any income and capital gains distributions in the same class of an Equity Fund. To make either type of notification, send a letter with your request, including your name and account number to:

HighMark Funds

P.O. Box 8416

Boston, MA 02266-8416

Your request will become effective for distributions having record dates after our Transfer Agent receives your request. Note that the IRS treats dividends paid in additional Fund Shares the same as it treats dividends paid in cash.

TAXES

Your investments in the Funds may have a number of tax implications. We have summarized some of the main U.S. federal income tax considerations generally applicable to investments by U.S. persons in a Fund. Note, however, that the following is general information and your investment in a Fund may have other tax implications. The information below will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. You can find more information about the potential tax consequences of investments in the Funds in the SAI.

Important Note: if you have not done so already, be sure to provide us with your correct taxpayer identification number or certify that it is correct. Unless we have that information, we must, by law, withhold a portion of the distributions you would otherwise be entitled to receive from your Fund investments as well as a portion of any proceeds you would normally receive from selling Fund Shares.

End-of-Year Tax Statements

We will send you a statement each year showing the federal income tax status of all your distributions. The laws governing taxes change frequently, however, so please consult your tax adviser for the most up-to-date information and specific guidance regarding your particular tax situation including possible foreign, state and local taxes.

Tax Treatment of the Funds

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to U.S. federal income tax at the corporate level on income and gains from investments that are distributed to shareholders. If a Fund were to fail to qualify as a regulated investment company, it would result in fund-level taxation, and consequently, a reduction in income available for distribution to shareholders.

Taxation of Shareholder Transactions

An exchange of a HighMark Fund’s shares for shares of another HighMark Fund will be treated as a sale of the shares exchanged

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and, as with all sales and redemptions of HighMark Fund shares, any gain resulting from the transaction generally will be subject to U.S. federal income tax, typically as capital gains.

Taxes on Fund Distributions

•

Federal Taxes: For federal income tax purposes, distributions of net investment income that you receive from a Fund are generally taxable as ordinary income. Distributions of gains from the sale of investments that a Fund owned for one year or less also will be taxable as ordinary income (regardless of how long you’ve owned Shares in the Fund). For taxable years beginning before January 1, 2011, distributions of investment income properly designated by a Fund as derived from “qualified dividend income,” if any, will be taxed at the rate applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011. The Fixed-Income Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income. An Asset Allocation Portfolio will not be able to offset gains realized by one fund in which it invests against losses realized by another fund in which it invests, unless it disposes of shares of the fund that realized such losses. The use of a fund-of-funds structure could affect the amount, timing and character of distributions to shareholders, and, therefore, may increase the amount of taxes payable by the shareholders.

•

Taxation of Long-Term Capital Gains: In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains (regardless of how long you’ve owned Shares in the Fund). Long-term capital gain rates have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011.

•

“Buying a Dividend”: You may owe taxes on Fund distributions even if they represent income or capital gains the Fund earned before you invested in it and thus were likely included in the price you paid.

•	Reinvestment: A Fund’s distributions are taxable in the manner described above, whether received in cash or reinvested in additional Shares of the Fund.

•	State and Local Taxes: In addition to federal taxes, you may have to pay state and local taxes on the dividends or capital gains you receive from a Fund.

Special Considerations for Shareholders of the California Intermediate Tax-Free Bond Fund, the National Intermediate Tax-Free Bond Fund and the Wisconsin Tax-Exempt Fund: Distributions from the California Intermediate Tax-Free Bond Fund, the National Intermediate Tax-Free Bond Fund and the Wisconsin Tax-Exempt Fund that are properly designated as “exempt-interest dividends” (that is, distributions of net income from tax-exempt securities that are properly designated by the Fund) generally will be exempt from federal income tax. Distributions that are properly designated as exempt-interest dividends may be subject to state and local taxes, although exempt-interest dividends distributed by the California Intermediate Tax-Free Bond Fund will be exempt from California personal income tax, and by the Wisconsin Tax-Exempt Fund will be exempt from Wisconsin personal income tax, if (1) at the close of each quarter of such Fund’s taxable year at least 50% of the value of its total assets consists of obligations the interest from which would be exempt from California or Wisconsin taxation, respectively, if such obligations were held by an individual and (2) such dividends are properly designated as exempt-interest dividends in a written notice mailed to shareholders no later than 60 days after the close of the Fund’s taxable year. The Funds’ portfolio managers expect that substantially all of the income the California Intermediate Tax-Free Bond Fund and the Wisconsin Tax-Exempt Fund distribute will be exempt from federal and California or Wisconsin state personal income taxes respectively, and virtually all of the income the National Intermediate Tax- Free Bond Fund generates will be exempt from federal income tax. Distributions from the California Intermediate Tax-Free Bond Fund, the National Intermediate Tax-Free Bond Fund and the Wisconsin Tax-Exempt Fund, if any, that do not constitute exempt-interest dividends generally will be taxable as ordinary income, except that any distributions of net capital gains will be taxable as long-term capital gains. Gains realized by the Fund on the sale or exchange of investments that generate tax-exempt income will be taxable to shareholders. If you receive social security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, investing in these Funds may have on the federal taxation of such benefits. In addition, some of the income from these Funds may be included in the computation of federal and state alternative minimum tax liability, for both individual and corporate shareholders.

Special Considerations for Non-U.S. Shareholders: Special tax considerations may apply to foreign shareholders. Please consult the SAI and your tax adviser for additional information.

The tax considerations described above may or may not apply to you. See the SAI for further details. Please consult your tax adviser to help determine whether these considerations are relevant to your investments and tax situation.

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INVESTOR SERVICES

Automatic Investment Plan (AIP): AIP allows you to make regular investments in the HighMark Fund(s) of your choice through automatic deductions from your checking account. The monthly minimum per HighMark Fund is $100.* AIP is available only to current shareholders who wish to make additional investments to their existing account(s).

To take part in AIP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

*There is a $50 monthly minimum for current or retired trustees (as well as their spouses and children under the age of 21) of HighMark Funds and directors, officers, and employees (as well as their spouses and children under the age of 21) of Union Bank, N.A., and its affiliates who were participating in HighMark Funds’ AIP on or before December 11, 1998.

Systematic Withdrawal Plan (SWP): HighMark Funds’ Systematic Withdrawal Plan allows you to make regular withdrawals from your account. The minimum withdrawal is $100 per HighMark Fund. You can choose to make these withdrawals on a monthly, quarterly, semi-annual or annual basis. You also have the option of receiving your withdrawals by check or by automatic deposit into your bank account.

To participate in SWP, you must:

•	Have at least $5,000 in your HighMark Fund(s) account and

•	Have your dividends automatically reinvested.

Before you sign up for SWP, please note the following important considerations:

SWP via check will only run on the 25th of each month. SWP via the Automated Clearing House (“ACH”) can be run on any date. If your automatic withdrawals through SWP exceed the income your HighMark Fund(s) normally pay, your withdrawals may, over time, deplete your original investment — or exhaust it entirely if you make large and frequent withdrawals. Fluctuations in the net asset value per Share of your HighMark Fund(s) may also deplete your principal.

To take part in SWP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (which may require a medallion guarantee).

Please contact HighMark Funds at 1-800-433-6884 for more information.

Systematic Exchange Plan: HighMark Funds’ Systematic Exchange Plan allows shareholders of a class of HighMark Money Market or Fixed-Income Funds to make regular exchanges from their accounts into the same class of a HighMark Equity Fund. The minimum exchange is $100 per HighMark Equity Fund. You can choose to make these exchanges on a monthly, quarterly, semi-annual or annual basis for a fixed period of time.

To participate in the Systematic Exchange Plan, you must:

•	Have at least $5,000 in your HighMark Money Market or Fixed-Income Fund(s) account and

•	Have your dividends automatically reinvested.

To take part in the Systematic Exchange Plan, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

MORE ABOUT HIGHMARK FUNDS

INVESTMENT MANAGEMENT

Investment Adviser

HighMark Capital Management, Inc. serves as investment adviser of each series of HighMark Funds and manages its investment portfolios on a day-to-day basis under the supervision of HighMark Funds’ Board of Trustees. HighMark Capital Management, Inc. also serves as the administrator of each series of HighMark Funds.

HighMark Capital Management, Inc. is a subsidiary of Union Bank, N.A., which is a subsidiary of UnionBanCal Corporation. UnionBanCal Corporation is wholly-owned by The Bank of Tokyo-Mitsubishi UFJ, Ltd. (BTMU). BTMU is in turn a wholly-owned subsidiary of Mitsubishi UFJ Financial Group, Inc. As of September 30, 2009, HighMark Capital Management, Inc. had approximately $17.3 billion in assets under management. HighMark Capital Management, Inc. (and its predecessors) has been providing investment management services to individuals, institutions and large corporations since 1919.

Over the past fiscal year, the Funds paid the following advisory fees to HighMark Capital Management, Inc.:

Fund	% of Net Assets
Balanced Fund	0.12%
Cognitive Value Fund	0.69%	*
Core Equity Fund	0.47%
Enhanced Growth Fund	0.70%	*
Fundamental Equity Fund	—%
International Opportunities Fund	0.92%	*
Large Cap Growth Fund	0.51%
Large Cap Value Fund	0.55%	*
Small Cap Advantage Fund	0.54%
Small Cap Value Fund	0.79%	*
Value Momentum Fund	0.59%
Bond Fund	0.47%
California Intermediate Tax-Free Bond Fund	0.21%
National Intermediate Tax-Free Bond Fund	0.07%
Short Term Bond Fund	0.23%
Income Plus Allocation Fund	—%
Growth & Income Allocation Fund	—%
Capital Growth Allocation Fund	—%
Diversified Equity Allocation Fund	—%

*A portion of the advisory fee is used to pay the Fund’s sub-adviser.

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For its advisory services to the Equity Income Fund, HighMark Capital Management, Inc. is entitled to receive graduated management fees at an annual rate of 0.55% of the Equity Income Fund’s average daily net assets not in excess of $100 million, 0.50% of such net assets greater than $100 million and not in excess of $500 million and 0.45% of such net assets over $500 million. For its advisory services to the Geneva Mid Cap Growth Fund, HighMark Capital Management, Inc. is entitled to receive graduated management fees at an annual rate of 0.75% of the Geneva Mid Cap Growth Fund’s average daily net assets not in excess of $250 million, 0.70% of such net assets greater than $250 million and not in excess of $500 million and 0.65% of such net assets over $500 million. For its advisory services to the Geneva Small Cap Growth Fund, HighMark Capital Management, Inc. is entitled to receive graduated management fees at an annual rate of 1.00% of the Geneva Small Cap Growth Fund’s average daily net assets not in excess of $250 million, 0.95% of such assets greater than $250 million and not in excess of $500 million and 0.90% of such assets over $500 million. For its advisory services to the NYSE Arca Tech 100 Index Fund, HighMark Capital Management, Inc. is entitled to receive graduated management fees at an annual rate of 0.50% of the NYSE Arca Tech 100 Index Fund’s average daily net assets not in excess of $50 million, 0.30% of such net assets greater than $50 million and not in excess of $250 million, 0.25% of such net assets greater than $250 million and not in excess of $500 million and 0.20% of such net assets over $500 million. For its advisory services to the Wisconsin Tax-Exempt Fund, HighMark Capital Management, Inc. is entitled to receive graduated management fees at an annual rate of 0.50% of the Wisconsin Tax-Exempt Fund’s average daily net assets not in excess of $250 million and 0.40% of such net assets over $250 million.

A discussion regarding the basis for HighMark Funds’ Board of Trustees approving the advisory agreement between HighMark Capital Management, Inc. and HighMark Funds is available in HighMark Funds’ Annual Report to shareholders for the fiscal year ending July 31, 2009.

Sub-Advisers

Large Cap Value Fund. Aronson+Johnson+Ortiz, LP (“AJO”) serves as the sub-adviser to the Large Cap Value Fund. Under an investment sub-advisory agreement between AJO and HighMark Capital Management, Inc., AJO makes day-to-day investment decisions for the Fund, subject to the supervision of, and policies established by, HighMark Capital Management, Inc. and the Trustees of HighMark Funds.

AJO is a registered investment adviser under the Investment Advisers Act of 1940 and is organized as a Delaware limited partnership. As of September 30, 2009, AJO managed approximately $19.3 billion in assets.

Small Cap Value Fund. LSV Asset Management (“LSV”) serves as sub-adviser to the Small Cap Value Fund. Under an investment sub-advisory agreement between LSV and HighMark

Capital Management, Inc., LSV makes day-to-day investment decisions for the Fund, subject to the supervision of, and policies established by, HighMark Capital Management, Inc. and the Trustees of HighMark Funds.

LSV is a registered investment adviser under the Investment Company Act of 1940 and is organized as a Delaware partnership. As of September 30, 2009, LSV had approximately $53.0 billion in assets under management.

Cognitive Value Fund, Enhanced Growth Fund and International Opportunities Fund. Bailard, Inc. (“Bailard”) serves as the sub-adviser to the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund. Under investment sub-advisory agreements between Bailard and HighMark Capital Management, Inc., Bailard makes day-to-day investment decisions for each of the Funds, subject to the supervision of, and policies established by, HighMark Capital Management, Inc. and the Trustees of HighMark Funds. Prior to serving as sub-adviser to the Funds, Bailard was the adviser to each Fund’s Predecessor Fund.

Bailard is a registered investment adviser under the Investment Advisers Act of 1940 and is organized as a California corporation. As of September 30, 2009, Bailard had approximately $1.5 billion in assets under management.

Equity Income Fund, NYSE Arca Tech 100 Index Fund and Wisconsin Tax-Exempt Fund. Ziegler Capital Management, LLC (“ZCM”) serves as the sub-adviser to the Equity Income Fund, the NYSE Arca Tech 100 Index Fund and the Wisconsin Tax-Exempt Fund. Under investment sub-advisory agreements between ZCM and HighMark Capital Management, Inc., ZCM makes day-to-day investment decisions for the Equity Income Fund, the NYSE Arca Tech 100 Index Fund and the Wisconsin Tax-Exempt Fund, subject to the supervision of, and policies established by, HighMark Capital Management, Inc. and the Trustees of HighMark Funds. Prior to serving as sub-adviser to the Funds, ZCM served as the adviser to each Fund’s Predecessor Fund.

ZCM is a registered investment adviser under the Investment Advisers Act of 1940 and is organized as a Wisconsin limited liability company. As of September 30, 2009, ZCM had approximately $2.2 billion in assets under management.

Geneva Mid Cap Growth Fund and Geneva Small Cap Growth Fund. Geneva Capital Management Ltd. (“Geneva Capital”) serves as the sub-adviser to the Geneva Mid Cap Growth Fund and the Geneva Small Cap Growth Fund. Under investment sub-advisory agreements between Geneva Capital and HighMark Capital Management, Inc. Geneva Capital will make day-to-day investment decisions for the Geneva Mid Cap Growth Fund and the Geneva Small Cap Growth Fund, subject to the supervision of, and policies established by, HighMark Capital Management, Inc. and the Trustees of HighMark Funds. Geneva Capital previously served as sub-adviser to the Geneva Mid Cap Growth Fund’s Predecessor Fund.

Geneva Capital is a registered investment adviser under the Investment Advisers Act of 1940 and is organized as a

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Wisconsin corporation. As of September 30, 2009, Geneva Capital had approximately $1.2 billion in assets under management.

Other Arrangements

HighMark Funds and HighMark Capital Management, Inc. are in the process of seeking an exemptive order from the Securities and Exchange Commission (the “SEC”) granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which HighMark Capital Management, Inc. will, subject to the supervision and approval of HighMark Funds’ Board of Trustees, be permitted, with respect to HighMark Funds that may have sub-advisers from time to time, to enter into and materially amend sub-advisory agreements with sub-advisers unaffiliated with HighMark Capital Management, Inc. without such agreements being approved by the shareholders of the applicable Fund. HighMark Funds’ Board of Trustees and HighMark Capital Management, Inc. will therefore have the right to hire, terminate or replace sub-advisers without first obtaining shareholder approval, including in the event that a sub-advisory agreement has automatically terminated as a result of an assignment. HighMark Capital Management, Inc. will continue to have the ultimate responsibility to oversee each sub-adviser and recommend its hiring, termination and replacement. There can be no guarantee that HighMark Funds and HighMark Capital Management, Inc. will obtain this order from the SEC. Shareholders will be notified of any changes in sub-advisers. Shareholders of a Fund have the right to terminate a sub-advisory agreement for a Fund at any time by a vote of the majority of the outstanding securities of such Fund.

In addition to the asset based sub-advisory fee that it pays to Bailard, HighMark Capital Management, Inc. has agreed to make certain periodic payments, out of its own resources, to Bailard. The amount of these additional payments will be based on the average daily net assets of the Class M Shares of the Enhanced Growth Fund, the Cognitive Value Fund and the International Opportunities Fund held by Bailard’s clients. Clients of Bailard pay investment advisory fees to Bailard in connection with the management of the clients’ assets, a portion of which may be invested in one or more of the Enhanced Growth Fund, the Cognitive Value Fund and the International Opportunities Fund. Bailard has agreed with its clients that the amount of the advisory fee paid by the client (whether directly to Bailard or indirectly through Bailard’s management of investment vehicles in which the client invests) will equal a fixed percentage of the value of the client’s account with Bailard. As a result, the direct fee that Bailard receives from its clients will be reduced by the amount of the investment advisory fee (i.e., the fee paid to HighMark Capital Management, Inc.) that such clients indirectly incur as shareholders of such Funds. The additional payments by HighMark Capital Management, Inc. are intended to allow Bailard to reduce the amount of advisory fees that its clients directly incur, as it has done historically, so that these clients do not bear investment advisory fees greater than those agreed to between the client and Bailard. These periodic payments, which are solely the obligation of HighMark Capital Management, Inc., are separate from and in addition to the sub-advisory fees paid to Bailard described above. From August 1, 2008 through July 31, 2009, HighMark Capital Management, Inc. made payments of this type to Bailard totaling approximately $1,157,000.

In addition to the asset-based sub-advisory fee that it pays to ZCM, HighMark Capital Management, Inc. has agreed to make certain yearly payments, out of its own resources, to ZCM. The payments will consist of a fee from HighMark Capital Management, Inc. of up to 0.40% of the value of the shareholdings, measured annually, in the New Funds and the Operating Funds (each as defined below) of accounts that are held of record by ZCM as of the date the New Funds commence operations (the “Commencement Date”) and continue to be held of record by ZCM through the applicable measurement date, which fee is to be paid at the end of each year for five years following the Commencement Date; a fee of 0.10% of the net asset value, measured annually, of the New Funds plus 0.10% of the value of the shareholdings, measured annually, in the Operating Funds of accounts that are held of record by ZCM as of the Commencement Date and continue to be held of record by ZCM through the applicable measurement date, which fee is to be paid at the end of each year for five years following the Commencement Date; and a fee of 0.10% of the value of the shareholdings, measured annually, in all series of HighMark Funds other than series of HighMark Funds sub-advised by ZCM of accounts that are held of record by ZCM as of the applicable measurement date, which fee is to be paid each year as of the anniversary of the Commencement Date. The “New Funds” shall be HighMark Equity Income Fund, HighMark Geneva Mid Cap Growth Fund, HighMark NYSE Arca Tech 100 Index Fund and HighMark Wisconsin Tax-Exempt Fund. The “Operating Funds” shall be HighMark Large Cap Growth Fund, HighMark Large Cap Value Fund and HighMark Value Momentum Fund. These yearly payments, which are solely the obligation of HighMark Capital Management, Inc., are separate from and in addition to the sub-advisory fees paid to ZCM described above.

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Portfolio Managers

The table below tells you which portfolio managers are responsible for making the day-to-day investment decisions for each Fund. The professional biographies of the portfolio managers follow the table. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

HighMark Fund	Portfolio Manager(s)
Balanced Fund	David J. Goerz III, Kenneth Wemer, E. Jack Montgomery(1)
Cognitive Value Fund	Thomas J. Mudge*, George Sokoloff
Core Equity Fund	David J. Goerz III, Derek Izuel(2)
Enhanced Growth Fund	Sonya Thadhani
Equity Income Fund	Donald J. Nesbitt*, Mikhail I. Alkhazov
Fundamental Equity Fund	Kenneth Wemer, George Rokas, Flavia Araujo, David Dillon, Robert Kang(2)
Geneva Mid Cap Growth Fund	Amy S. Croen, William A. Priebe, Michelle J. Picard, William Scott Priebe(2)
Geneva Small Cap Growth Fund	Amy S. Croen, William A. Priebe, Michelle J. Picard, William Scott Priebe(2)
International Opportunities Fund	Peter M. Hill, Anthony Craddock, Eric P. Leve(2)
Large Cap Growth Fund	Kenneth Wemer, George Rokas, Flavia Araujo, David Dillon, Robert Kang(2)
Large Cap Value Fund	Theodore R. Aronson, Stefani Cranston, Gina Marie N. Moore, Martha E Ortiz, R. Brian Wenzinger(2)
NYSE Arca Tech 100 Index Fund	Donald J. Nesbitt*, Mikhail I. Alkhazov
Small Cap Advantage Fund	David J. Goerz III, Derek Izuel(2)
Small Cap Value Fund	Josef Lakonishok, Menno Vermeulen, Puneet Mansharamani(2)
Value Momentum Fund	Richard Earnest, Keith Stribling, Todd Lowenstein(2)
Bond Fund	E. Jack Montgomery*, Gregory Lugosi
California Intermediate Tax-Free Bond Fund	Robert Bigelow*, Raymond Mow
National Intermediate Tax-Free Bond Fund	Robert Bigelow*, Raymond Mow
Short Term Bond Fund	E. Jack Montgomery*, Gregory Lugosi
Wisconsin Tax-Exempt Fund	Richard D. Scargill, Paula M. Horn, Michael Sanders, Eric Zenner(2)
Income Plus Allocation Fund	David J. Goerz III
Growth & Income Allocation Fund	David J. Goerz III
Capital Growth Allocation Fund	David J. Goerz III
Diversified Equity Allocation Fund	David J. Goerz III

(1)	Mr. Goerz is responsible for asset allocation decisions; Mr. Wemer is responsible for the management of the equity portion of the Fund’s portfolio; Mr. Montgomery is responsible for the management of the fixed income portion of the Fund’s portfolio.
(2)	Co-managers.
*	Lead portfolio manager.

PROSPECTUS

103

Portfolio Manager	Length of Service with HighMark Fund	Business Experience During Past Five Years
Mikhail I. Alkhazov	Equity Income Fund since 2009; NYSE Arca Tech 100 Index Fund since 2009.	Vice President and portfolio manager of Ziegler Capital Management, LLC; associated with Ziegler Capital Management, LLC since 2000.
Flavia Araujo	Fundamental Equity Fund since 2008; Large Cap Equity Growth Fund since 2006.	Vice President, Senior Research Analyst and Portfolio Manager for HighMark Capital Management, Inc.; associated with HighMark Capital Management since 2004.
Theodore R. Aronson	Large Cap Value Fund since 2003.	Managing principal and portfolio manager of ARONSON+ JOHNSON+ORTIZ since 1984.
Robert Bigelow	California Intermediate Tax-Free Bond Fund since 1994; National Intermediate Tax-Free Bond Fund since 1996.*	Vice President and Director of Municipal Securities of HighMark Capital Management, Inc.; associated with HighMark Capital Management and its predecessors since 1994.
Anthony Craddock	International Opportunities Fund since 2006.	Senior Vice President of Bailard, Inc.; employee of Bailard since 1997.
Stefani Cranston	Large Cap Value Fund since 2003.	Principal of ARONSON+JOHNSON+ORTIZ (AJO); portfolio manager and portfolio and financial accountant for AJO since 1991.
Amy S. Croen	Geneva Mid Cap Growth Fund since 2009; Geneva Small Cap Growth Fund since 2009.	Director and Co-President of Geneva Capital Management Ltd.; associated with Geneva Capital Management Ltd. since 1987. Served as Chief Compliance Officer from 2004 to 2008.
David Dillon	Fundamental Equity Fund since 2008; Large Cap Equity Growth Fund since 2007.	Vice President, Senior Research Analyst and Portfolio Manager for HighMark Capital Management, Inc.; associated with HighMark Capital Management since 2007; senior analyst and portfolio manager at Wells Capital Management from 2002-2006.
Richard Earnest	Value Momentum Fund since 1991.**	Senior Vice President and Director of Value Momentum for HighMark Capital Management, Inc.; associated with HighMark Capital Management and its predecessors since 1964.

PROSPECTUS

HIGHMARK FUNDS

104

Portfolio Managers (continued)

Portfolio Manager	Length of Service with HighMark Fund	Business Experience During Past Five Years
David J. Goerz III

Balanced Fund since 2005;

Core Equity Fund since 2005;

Small Cap Advantage Fund since 2007;

Income Plus Allocation Fund since 2004;

Growth & Income Plus Allocation Fund since 2004;

Capital Growth Allocation Fund since 2004;

Diversified Equity Allocation Fund since 2006.

Senior Vice President, Chief Investment Officer and Portfolio Manager of HighMark Capital Management, Inc. since 2006; Senior Vice President, Chief Investment Officer — Equity and Portfolio Manager of HighMark Capital Management, Inc. from 2003 to 2005; Chief Investment Officer of Morningstar Associates from 2002 to 2003; Vice President and Global Asset Allocation Research and Portfolio Manager for Wellington Management Company from 1995-2002.
Peter M. Hill	International Opportunities Fund since 2006.	Chief Executive Officer of Bailard, Inc. and serves as an officer and/or director of certain affiliates of Bailard, Inc.; formerly, served as Chief Investment Officer of Bailard, Inc. and as Chairman of the Board of Directors of Bailard Opportunity Fund Group, Inc.
Paula M. Horn	Wisconsin Tax-Exempt Fund since 2009.	Managing Director and Chief Investment Officer — Fixed Income of Ziegler Capital Management, LLC; associated with Ziegler Capital Management, LLC since 2009; President of DeSari Capital from August 2007 to December 2008; associated with Deerfield Capital from February 2000 to August 2007.
Derek Izuel	Core Equity Fund since 2008; Small Cap Advantage Fund since 2008.	Director of Quantitative Strategies of HighMark Capital Management, Inc.; associated with HighMark Capital Management since 2008; senior portfolio manager for Invesco from 1997 to 2008.
Robert Kang	Fundamental Equity Fund since 2008; Large Cap Equity Growth Fund since 2006.	Vice President, Senior Research Analyst and Portfolio Manager for HighMark Capital Management, Inc.; associated with HighMark Capital Management since 2004.
Josef Lakonishok	Small Cap Value Fund since 2001.	Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager of LSV Asset Management since 1994.
Eric P. Leve	International Opportunities Fund since 2006.	Senior Vice President of Bailard, Inc. and co-manager of Bailard Inc.’s separate account bond portfolios; employee of Bailard since 1987.

PROSPECTUS

105

Portfolio Manager	Length of Service with HighMark Fund	Business Experience During Past Five Years
Todd Lowenstein	Value Momentum Fund since 2001.	Vice President and Director of Value Momentum for HighMark Capital Management, Inc. since 2001; worked at JP Morgan and as senior manager at KPMG Peat Marwick prior to joining HighMark Capital Management.
Gregory Lugosi	Bond Fund since 1994; Short Term Bond Fund since 2004.	Vice President and Fund Manager for HighMark Capital Management, Inc.; associated with HighMark Capital Management and its predecessors since 1991.
Puneet Mansharamani	Small Cap Value Fund since 2006.	Partner and Portfolio Manager of LSV since 2006; Quantitative Analyst at LSV since 2000.
E. Jack Montgomery	Balanced Fund since 2000; Bond Fund since 1994; Short Term Bond Fund since 2004.	Vice President and Director of Fixed Income of HighMark Capital Management, Inc.; associated with HighMark Capital Management and its predecessors since 1994.
Gina Marie N. Moore	Large Cap Value Fund since 2003.	Principal of ARONSON+JOHNSON+ORTIZ (AJO); portfolio manager and research analyst of AJO since 1998; also focuses on marketing for AJO.
Raymond Mow	California Intermediate Tax-Free Bond Fund since 1995; National Intermediate Tax-Free Bond Fund since 1996.***	Vice President and Fixed-Income Funds Manager of HighMark Capital Management, Inc.; associated with HighMark Capital Management and its predecessors since 1995.
Thomas J. Mudge III	Cognitive Value Fund since 2006.	Portfolio manager of Bailard Cognitive Value Fund, the Fund’s Predecessor Fund, from 2001 to 2006; lead portfolio manager of the Cognitive Value Fund’s portfolio management team since 2007; Senior Vice President of Bailard, Inc. and part of Bailard, Inc.’s domestic equity management team since 1987.
Donald J. Nesbitt	Equity Income Fund since 2009; NYSE Arca Tech 100 Index Fund since 2009.	Chief Investment Officer — Equities and a Managing Director of the Ziegler Companies, Inc., parent company of Ziegler Capital Management, LLC; associated with Ziegler Capital Management, LLC since 2002.
Martha E. Ortiz	Large Cap Value Fund since 2003.	Principal of ARONSON+JOHNSON+ORTIZ (AJO); portfolio manager of AJO since 1987; oversees trading and is in charge of portfolio implementation for AJO.

PROSPECTUS

HIGHMARK FUNDS

106

Portfolio Managers (continued)

Portfolio Manager	Length of Service with HighMark Fund	Business Experience During Past Five Years
Michelle J. Picard	Geneva Mid Cap Growth Fund since 2009; Geneva Small Cap Growth Fund since 2009.	Director and Vice President of Geneva Capital Management Ltd. Associated with Geneva Capital Management Ltd. since 1999.
William A. Priebe	Geneva Mid Cap Growth Fund since 2009; Geneva Small Cap Growth Fund since 2009.	Director and Co-President of Geneva Capital Management Ltd.; associated with Geneva Capital Management Ltd. since 1987.
William Scott Priebe	Geneva Mid Cap Growth Fund since 2009; Geneva Small Cap Growth Fund since 2009.	Director and Vice President of Geneva Capital Management Ltd.; associated with Geneva Capital Management Ltd. since 2004; Senior Financial Analyst of Elanco Animal Health prior to joining Geneva Capital Management Ltd.
George Rokas	Fundamental Equity Fund since 2008; Large Cap Growth Fund since 2006.	Vice President and Senior Equity Research Analyst/Portfolio Manager for HighMark Capital Management, Inc.; associated with HighMark Capital Management and its predecessors since 1990 (1990-1997 and 1999-present).
Michael Sanders	Wisconsin Tax-Exempt Fund since 2009.	Vice President and portfolio manager of Ziegler Capital Management, LLC; associated with Ziegler Capital Management, LLC since 2004.
Richard D. Scargill	Wisconsin Tax-Exempt Fund since 2009.	Senior Vice President of Ziegler Capital Management, LLC; associated with Ziegler Capital Management, LLC since 2002.
George Y. Sokoloff	Cognitive Value Fund since 2007.	Member of the Cognitive Value Fund’s portfolio management team since 2007; Director of Quantitative Research and a Senior Vice President of Bailard, Inc. Formerly, was a research analyst for Bailard, Inc.; developed quantative stock selection models for StarMine prior to joining Bailard, Inc.
Keith Stribling	Value Momentum Fund since 1998.	Vice President and Director of Value Momentum for HighMark Capital Management Inc.; associated with HighMark Capital Management and its predecessors since 1995.
Sonya Thadhani	Enhanced Growth Fund since 2006.	Portfolio manager of Bailard Enhanced Growth Fund, the Fund’s Predecessor Fund, from 2005 to 2006; currently Chief Investment Officer of Bailard, Inc. and joined Bailard, Inc.’s domestic equity management team in 1994.

PROSPECTUS

107

Portfolio Manager	Length of Service with HighMark Fund	Business Experience During Past Five Years
Menno Vermeulen	Small Cap Value Fund since 2001.	Partner since 1998 and Portfolio Manager and Senior Quantitative Analyst of LSV Asset Management since 1995.
Kenneth Wemer	Balanced Fund since 2005; Fundamental Equity Fund since 2008; Large Cap Growth Fund since 2006.	Vice President and Director of Equity Research for HighMark Capital Management, Inc., associated with HighMark Capital Management since 2003; Research Analyst for Jurika & Voyles from 1994 to 2003.
R. Brian Wenzinger	Large Cap Value Fund since 2003.	Principal of ARONSON+JOHNSON+ORTIZ (AJO); portfolio manager and research analyst of AJO since 2000.
Eric Zenner	Wisconsin Tax-Exempt Fund since 2009.	Vice President and Portfolio Manager of Ziegler Capital Management, LLC; associated with Ziegler Management, LLC since 2009; Managing Director and Portfolio Manager of Deerfield Capital from 2003 to 2009.

*	Mr. Bigelow was the portfolio manager of Stepstone California Intermediate Tax-Free Bond Fund prior to its consolidation with HighMark California Intermediate Tax-Free Bond Fund in 1997. Mr. Bigelow was the portfolio manager of the common trust funds prior to their consolidations with HighMark National Intermediate Tax-Free Bond Fund in 2002 and 2003.
**	Mr. Earnest was the portfolio manager of Stepstone Value Momentum Fund prior to its consolidation with HighMark Value Momentum Fund in 1997.
***	Mr. Mow was the back-up portfolio manager of Stepstone California Intermediate Tax-Free Bond Fund prior to its consolidation with HighMark California Intermediate Tax-Free Bond Fund in 1997. Mr. Mow was the back-up portfolio manager of the common trust funds prior to their consolidations with HighMark National Intermediate Tax-Free Bond Fund in 2002 and 2003.

PROSPECTUS

HIGHMARK FUNDS

108

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the past 5 years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Deloitte & Touche LLP as noted in its report dated September 25, 2009. This report, along with the Funds’ financial statements, is incorporated by reference in the SAI, which is available upon request.

		Investment Activities			Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Capital Gains	Total from Dividends and Distributions	Redemption Fees		Net Asset Value, End of Period	Total Return**	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Balanced Fund
Fiduciary Shares
For the periods ended July 31,:
2009	$12.58	$0.211	$(1.273)@	$(1.062)	$(0.208)	$—	$(0.208)	$—		$11.31	(8.24)%	$16,799	0.97%		1.56%		2.01%		48%
2008	14.95	0.292	(1.141)	(0.849)	(0.285)	(1.236)	(1.521)	—		12.58	(6.52)	22,274	0.96		1.23		2.09		28
2007	14.06	0.296	1.300	1.596	(0.301)	(0.405)	(0.706)	—		14.95	11.47	33,427	0.94		1.12		1.99		23
2006	13.81	0.257	0.258	0.515	(0.265)	—	(0.265)	—		14.06	3.77	37,571	0.92		1.10		1.85		16
2005	12.90	0.267	0.922	1.189	(0.279)	—	(0.279)	—		13.81	9.32	59,278	0.95		1.19		2.00		57
Cognitive Value Fund
Fiduciary Shares
For the periods ended July 31,:
2009	$10.23	$0.082	$(2.354)	$(2.272)	$(0.088)	$—	$(0.088)	$—	***	$7.87	(22.10)%	$1,837	1.03%		1.34%		1.11%		141%
2008	13.03	0.082	(1.405)	(1.323)	(0.097)	(1.380)	(1.477)	—	***	10.23	(10.97)	2,294	1.01		1.28		0.75		109
2007	13.03	0.078	1.475	1.553	(0.059)	(1.494)	(1.553)	—		13.03	11.97	2,270	0.94		1.23		0.58		103
2006 (1)	13.38	0.011	(0.361)	(0.350)	—	—	—	—		13.03	(2.62)	1,728	0.39	*	0.39	*	1.08	*	76
Core Equity Fund
Fiduciary Shares
For the periods ended July 31,:
2009	$8.12	$0.120	$(1.733)	$(1.613)	$(0.117)	$—	$(0.117)	$—		$6.39	(19.59)%	$60,454	0.92%		1.19%		2.00%		42%
2008	9.96	0.132	(1.502)	(1.370)	(0.133)	(0.337)	(0.470)	—		8.12	(14.35)	95,872	0.90		1.11		1.46		56
2007	8.78	0.104	1.178	1.282	(0.102)	—	(0.102)	—		9.96	14.61	127,266	0.91		1.08		1.05		79
2006	8.10	0.088	0.680	0.768	(0.088)	—	(0.088)	—		8.78	9.53	110,720	0.91		1.07		1.04		72
2005	7.36	0.101	0.738	0.839	(0.099)	—	(0.099)	—		8.10	11.47	106,413	0.93		1.18		1.31		101
Enhanced Growth Fund
Fiduciary Shares
For the periods ended July 31,:
2009	$9.26	$0.009	$(1.199)	$(1.190)	$—	$—	$—	$—		$8.07	(12.85)%	$1,996	1.00%		1.31%		0.13%		24%
2008 (2)	9.29	(0.022)	(0.008)	(0.030)	—	—	—	—		9.26	(9.57)	1,655	0.99	*	1.26	*	(0.27	)*	21
Equity Income Fund
Fiduciary Shares
For the period ended July 31,:
2009 (3)	$6.89	$0.003	$0.077	$0.080	$—	$—	$—	$—		$6.97	1.16%	$76	0.90	%*~	2.53	%*~	3.43	%*	32%
Fundamental Equity Fund
Fiduciary Shares
For the period ended July 31,:
2009 (4)	$20.00	$0.181	$(3.803)	$(3.622)	$(0.098)	$—	$(0.098)	$—		$16.28	(18.02)%	$11,450	0.82	%*	1.81	%*	1.22	%*	62%

Amounts designated as “—” are either $0 or have been rounded to $0.

*	Annualized.
**	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
***	Amount represents less than $0.001.
†	Per share amounts calculated using average shares method.
@	Includes $0.012 of Fair Funds Settlement.
~	Ratios of expenses to average net assets include interest expenses of less than 0.005% for the period ended July 31, 2009, which is not included in the contractual expense limitations.
(1)	Commenced operations on July 3, 2006.
(2)	Commenced operations on September 26, 2007.
(3)	Commenced operations on July 24, 2009.
(4)	Commenced operations on August 1, 2008.

PROSPECTUS

109

		Investment Activities			Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Capital Gains	Total from Dividends and Distributions	Redemption Fees		Net Asset Value, End of Period	Total Return**	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Geneva Mid Cap Growth Fund
Fiduciary Shares
For the period ended July 31,:
2009 (1)	$14.07	$(0.006)	$0.976	$0.970	$—	$—	$—	$—		$15.04	6.89%	$1,459	1.13	%*~	1.25	%*~	(0.50	)%*	24%
Geneva Small Cap Growth Fund
Fiduciary Shares
For the period ended July 31,:
2009 (2)	$20.00	$(0.018)	$0.718	$0.700	$—	$—	$—	$—		$20.70	3.50%	$1,598	1.37	%*	8.34	%*	(0.73	)%*	7%
International Opportunities Fund
Fiduciary Shares
For the periods ended July 31,:
2009	$8.48	$0.117	$(2.343)	$(2.226)	$(0.109)	$(0.145)	$(0.254)	$—	††	$6.00	(25.64)%	$63,644	1.39%		1.56%		2.10%		134%
2008	9.93	0.175	(1.106)	(0.931)	(0.155)	(0.364)	(0.519)	—	††	8.48	(10.10)	97,714	1.34		1.50		1.86		86
2007	8.53	0.154	2.203	2.357	(0.128)	(0.829)	(0.957)	—		9.93	29.30	60,509	1.26		1.48		1.65		32
2006 (3)	8.69	0.073	(0.233)	(0.160)	—	—	—	—		8.53	(1.84)	13,422	1.29	*	1.34	*	2.65	*	48
Large Cap Growth Fund
Fiduciary Shares
For the periods ended July 31,:
2009	$9.11	$0.072	$(1.263)^	$(1.191)	$(0.049)	$—	$(0.049)	$—		$7.87	(12.97)%	$67,051	0.93%		1.17%		0.99%		60%
2008	10.03	0.068	(0.933)	(0.865)	(0.055)	—	(0.055)	—		9.11	(8.70)	92,418	0.94		1.11		0.68		43
2007	8.77	0.040	1.231	1.271	(0.011)	—	(0.011)	—		10.03	14.50	110,600	0.93		1.09		0.42		88
2006	8.61	0.009	0.170	0.179	(0.019)	—	(0.019)	—		8.77	2.07	103,454	0.89		1.07		0.10		68
2005	7.50	0.042	1.094	1.136	(0.026)	—	(0.026)	—		8.61	15.16	129,824	0.94		1.16		0.53		73
Large Cap Value Fund
Fiduciary Shares
For the periods ended July 31,:
2009	$11.85	$0.175	$(2.489)	$(2.314)	$(0.176)	$—	$(0.176)	$—		$9.36	(19.43)%	$151,262	0.94%		1.11%		1.93%		66%
2008	15.16	0.208	(2.444)	(2.236)	(0.214)	(0.860)	(1.074)	—		11.85	(15.65)	171,314	0.90		1.09		1.53		65
2007	13.67	0.211	1.483	1.694	(0.204)	—	(0.204)	—		15.16	12.40	216,156	0.89		1.08		1.39		84
2006	12.49	0.161	1.182	1.343	(0.163)	—	(0.163)	—		13.67	10.82	168,092	0.92		1.08		1.23		81
2005	10.41	0.133	2.077	2.210	(0.130)	—	(0.130)	—		12.49	21.35	123,343	0.93		1.17		1.15		99
NYSE Arca Tech 100 Index Fund
Fiduciary Shares
For the period ended July 31,:
2009 (4)	$22.04	$0.001	$0.019	$0.020	$—	$—	$—	$—		$22.06	0.09%	$20	0.83	%*~#	0.97	%*~#	0.24	%*#	10%
Small Cap Advantage Fund
Fiduciary Shares
For the periods ended July 31,:
2009	$16.45	$0.055	$(4.636)	$(4.581)	$(0.019)	$—	$(0.019)	$—	††	$11.85	(27.90)%	$22,084	1.27%		1.85%		0.48%		61%
2008	18.83	0.089	(2.249)	(2.160)	(0.110)	(0.110)	(0.220)	—		16.45	(11.48)	26,984	1.26		1.67		0.54		87
2007 (5)	20.00	0.052	(1.222)	(1.170)	—	—	—	—		18.83	(5.85)	27,572	1.30	*	1.60	*	0.61	*	26

Amounts designated as “—” are either $0 or have been rounded to $0.

*	Annualized.
**	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
†	Per share amounts calculated using average shares method.
††	Amount represents less than $0.001.
~	Ratios of expenses to average net assets include interest expenses of less than 0.005% for the period ended July 31, 2009, which is not included in the contractual expense limitations.
^	Includes $0.017 of Fair Funds Settlement.
#	Does not reflect vendor reimbursement of 0.08%.
(1)	Commenced operations on June 26, 2009.
(2)	Commenced operations on June 12, 2009.
(3)	Commenced operations on April 4, 2006.
(4)	Commenced operations on July 23, 2009.
(5)	Commenced operations on March 1, 2007.

PROSPECTUS

HIGHMARK FUNDS

110

		Investment Activities			Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Capital Gains	Total from Dividends and Distributions	Redemption Fees		Net Asset Value, End of Period	Total Return**	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Small Cap Value Fund
Fiduciary Shares
For the periods ended July 31,:
2009	$11.52	$0.174	$(1.966)	$(1.792)	$(0.186)	$(0.062)	$(0.248)	$—	††	$9.48	(15.08)%	$32,222	1.25%	1.58%	2.01%	37%
2008	17.05	0.166	(2.630)	(2.464)	(0.190)	(2.877)	(3.067)	0.001		11.52	(15.68)	81,102	1.35	1.51	1.23	25
2007	18.12	0.215	1.128	1.343	(0.180)	(2.234)	(2.414)	0.001		17.05	6.83	178,805	1.34	1.48	1.16	46
2006	19.55	0.115	(0.156)	(0.041)	(0.080)	(1.309)	(1.389)	—		18.12	(0.01)	164,131	1.32	1.49	0.62	35
2005	16.05	0.078	4.474	4.552	(0.019)	(1.033)	(1.052)	—		19.55	29.10	135,231	1.33	1.55	0.45	27
Value Momentum Fund
Fiduciary Shares
For the periods ended July 31,:
2009	$17.53	$0.221	$(4.399)	$(4.178)	$(0.223)	$(0.959)	$(1.182)	$—		$12.17	(23.11)%	$229,771	0.96%	1.09%	1.82%	20%
2008	24.21	0.279	(2.950)	(2.671)	(0.283)	(3.726)	(4.009)	—		17.53	(12.99)	328,465	0.95	1.08	1.34	17
2007	23.25	0.343	3.381	3.724	(0.343)	(2.421)	(2.764)	—		24.21	16.38	445,763	0.94	1.08	1.41	19
2006	24.07	0.314	1.777	2.091	(0.311)	(2.600)	(2.911)	—		23.25	9.32	434,080	0.93	1.08	1.35	21
2005	22.58	0.324	3.368	3.692	(0.340)	(1.862)	(2.202)	—		24.07	16.96	430,755	0.94	1.13	1.40	18
Bond Fund
Fiduciary Shares
For the periods ended July 31,:
2009	$10.45	$0.472	$0.324	$0.796	$(0.476)	$—	$(0.476)	$—		$10.77	7.93%	$307,014	0.77%	0.99%	4.57%	41%
2008	10.40	0.512	0.048	0.560	(0.510)	—	(0.510)	—		10.45	5.42	344,350	0.76	0.98	4.83	28
2007	10.35	0.505	0.046	0.551	(0.501)	—	(0.501)	—		10.40	5.40	352,610	0.74	0.99	4.81	16
2006	10.75	0.496	(0.384)	0.112	(0.512)	—	(0.512)	—		10.35	1.08	396,003	0.74	0.99	4.71	20
2005	10.79	0.483	(0.019)	0.464	(0.504)	—	(0.504)	—		10.75	4.35	429,614	0.75	1.04	4.44	11
California Intermediate Tax-Free Bond Fund
Fiduciary Shares
For the periods ended July 31,:
2009	$9.83	$0.344	$0.216	$0.560	$(0.342)	$(0.018)	$(0.360)	$—		$10.03	5.80%	$96,420	0.52%	1.03%	3.47%	12%
2008	9.72	0.348	0.129	0.477	(0.354)	(0.013)	(0.367)	—		9.83	4.96	90,173	0.51	1.01	3.54	14
2007	9.81	0.361	(0.047)	0.314	(0.368)	(0.036)	(0.404)	—		9.72	3.24	89,852	0.49	1.00	3.67	2
2006	10.12	0.370	(0.208)	0.162	(0.372)	(0.100)	(0.472)	—		9.81	1.65	95,266	0.50	1.00	3.72	5
2005	10.32	0.381	(0.099)	0.282	(0.382)	(0.100)	(0.482)	—		10.12	2.74	102,059	0.50	1.07	3.69	6
National Intermediate Tax-Free Bond Fund
Fiduciary Shares
For the periods ended July 31,:
2009	$10.95	$0.371	$0.259	$0.630	$(0.371)	$(0.009)	$(0.380)	$—		$11.20	5.85%	$75,000	0.44%	1.08%	3.35%	35%
2008	10.84	0.420	0.122	0.542	(0.426)	(0.006)	(0.432)	—		10.95	5.06	62,883	0.29	1.05	3.82	19
2007	10.92	0.433	(0.033)	0.400	(0.441)	(0.039)	(0.480)	—		10.84	3.72	67,896	0.28	1.01	3.95	4
2006	11.25	0.442	(0.231)	0.211	(0.451)	(0.090)	(0.541)	—		10.92	1.94	75,401	0.28	1.00	4.00	7
2005	11.52	0.459	(0.182)	0.277	(0.459)	(0.088)	(0.547)	—		11.25	2.42	90,137	0.28	1.07	4.01	14

Amounts designated as “—” are either $0 or have been rounded to $0.

**	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
†	Per share amounts calculated using average shares method.
††	Amount represents less than $0.001.

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		Investment Activities			Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Capital Gains	Total from Dividends and Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return**	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets#		Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses#		Ratio of Net Investment Income (Loss) to Average Net Assets#		Portfolio Turnover Rate
Short Term Bond Fund
Fiduciary Shares
For the periods ended July 31,:
2009	$9.89	$0.392	$0.111	$0.503	$(0.393)	$—	$(0.393)	$—	$10.00	5.24%	$51,471	0.66%		1.07%		3.99%		54%
2008	9.82	0.430	0.074	0.504	(0.434)	—	(0.434)	—	9.89	5.21	52,958	0.65		0.97		4.33		43
2007	9.76	0.406	0.055	0.461	(0.401)	—	(0.401)	—	9.82	4.81	54,638	0.65		0.92		4.13		33
2006	9.84	0.346	(0.085)	0.261	(0.341)	—	(0.341)	—	9.76	2.71	36,497	0.65		0.92		3.54		27
2005 (1)	10.00	0.209	(0.176)	0.033	(0.193)	—	(0.193)	—	9.84	0.34	24,545	0.65	*	1.11	*	2.86	*	9
Income Plus Allocation Fund
Fiduciary Shares
For the periods ended July 31,:
2009	$20.30	$0.484	$(1.425)	$(0.941)	$(0.482)	$(0.647)	$(1.129)	$—	$18.23	(4.02)%	$202	0.35%		1.49%		2.78%		75%
2008	21.85	0.590	(1.088)	(0.498)	(0.630)	(0.422)	(1.052)	—	20.30	(2.43)	101	0.39		1.01		2.79		61
2007 (2)	21.86	0.409	0.348	0.757	(0.482)	(0.285)	(0.767)	—	21.85	3.52	103	0.37	*	0.77	*	2.61	*	12
Growth & Income Allocation Fund
Fiduciary Shares
For the periods ended July 31,:
2009	$21.44	$0.314	$(3.122)	$(2.808)	$(0.321)	$(1.071)	$(1.392)	$—	$17.24	(12.10)%	$114	0.33%		0.81%		1.94%		66%
2008	24.23	0.413	(2.065)	(1.652)	(0.501)	(0.637)	(1.138)	—	21.44	(7.15)	93	0.33		0.71		1.87		27
2007 (2)	23.75	0.035	1.130	1.165	(0.407)	(0.278)	(0.685)	—	24.23	4.98	1	0.31	*	0.67	*	0.21	*	13
Capital Growth Allocation Fund
Fiduciary Shares
For the periods ended July 31,:
2009	$21.86	$0.196	$(4.304)	$(4.108)	$(0.230)	$(1.372)	$(1.602)	$—	$16.15	(17.46)%	$179	0.33%		0.81%		1.31%		48%
2008	25.72	0.306	(2.894)	(2.588)	(0.360)	(0.912)	(1.272)	—	21.86	(10.56)	171	0.33		0.70		1.23		25
2007 (2)	25.10	0.140	1.218	1.358	(0.419)	(0.319)	(0.738)	—	25.72	5.50	770	0.31	*	0.70	*	0.75	*	16
Diversified Equity Allocation Fund
Fiduciary Shares
For the periods ended July 31,:
2009	$18.08	$0.117	$(3.776)	$(3.659)	$(0.060)	$(0.331)	$(0.391)	$—	$14.03	(19.81)%	$26	0.33%		2.20%		0.92%		59%
2008	20.97	0.180	(2.718)	(2.538)	(0.210)	(0.142)	(0.352)	—	18.08	(12.30)	15	0.36		1.65		0.86		68
2007 (2)	20.00	0.239	0.973	1.212	(0.242)	—	(0.242)	—	20.97	6.10	183	0.33	*	3.37	*	1.67	*	10
Amounts designated as “—” are either $0 or have been rounded to $0.

*	Annualized.
**	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
#	Ratios do not include income and expenses of the underlying funds in which the Fund invests for the Income Plus Allocation Fund, the Growth & Income Allocation Fund, the Capital Growth Allocation Fund and the Diversified Equity Allocation Fund.
†	Per share amounts calculated using average shares method.
(1)	Commenced operations on November 2, 2004.
(2)	Commenced operations on November 15, 2006.

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OTHER INVESTMENT MATTERS

No Fund is a complete investment program. The investment objectives or goals of the Funds and the investment policies of the Funds can be changed without shareholder approval, except for the policies that are identified as “fundamental” in the SAI.

Allocation of Investments of the Asset Allocation Portfolios

Each of the Asset Allocation Portfolios invests its assets primarily in other mutual funds of HighMark Funds and unaffiliated mutual funds, which in turn invest in the stocks and/or bonds of entities in different industries, economic sectors and geographic regions. A description of the investment strategies of all of the underlying mutual funds of HighMark Funds in which the Asset Allocation Portfolios invest except for HighMark Diversified Money Market Fund can be found in the individual fund profiles set forth previously in this prospectus. A description of the investment strategies of the Diversified Money Market Fund can be found immediately following the table below. In addition, a description of the securities and techniques used by the underlying mutual funds of HighMark Funds in which the Asset Allocation Portfolios invest and the other Funds offered in this prospectus, as well as the main risks they pose, may be found below. For more information about the Diversified Money Market Fund see its prospectus. In addition to the fees and expenses of the Asset Allocation Portfolios, shareholders of the Asset Allocation Portfolios will, unless otherwise waived, indirectly bear the fees and expenses of the underlying mutual funds, including, but not limited to, advisory fees, custodian fees and expenses, transfer agency fees and expenses, shareholder servicing fees and administration fees and expenses. The Asset Allocation Portfolios may also invest in equity securities, fixed income securities, derivatives, cash, cash equivalents and exchange traded funds as permitted by federal law.

The Asset Allocation Portfolios target to invest their assets in the underlying funds of HighMark Funds and other investments within the ranges set forth in the following table:

Fund Name	Percentage of Assets Invested in Fund
	Income Plus Allocation Fund	Growth & Income Allocation Fund	Capital Growth Allocation Fund	Diversified Equity Allocation Fund
Core Equity Fund	5-30%	10-50%	15-60%	20-50%
Fundamental Equity Fund	5-30%	10-50%	15-60%	20-50%
Large Cap Growth Fund	0-20%	0-25%	0-30%	0-40%
Large Cap Value Fund	0-20%	0-25%	0-30%	0-40%
Small Cap Advantage Fund	0-10%	0-15%	0-20%	0-20%
Small Cap Value Fund	0-10%	0-15%	0-20%	0-20%
Value Momentum Fund	0-20%	10-30%	15-40%	10-50%

Fund Name	Percentage of Assets Invested in Fund
	Income Plus Allocation Fund	Growth & Income Allocation Fund	Capital Growth Allocation Fund	Diversified Equity Allocation Fund
Bond Fund	15-50%	5-40%	0-30%	0%
Short Term Bond Fund	15-50%	5-40%	0-30%	0-5%
Diversified Money Market Fund	0-40%	0-30%	0-20%	0-5%
Cognitive Value Fund	0-5%	0-10%	0-10%	0-20%
Enhanced Growth Fund	0-5%	0-10%	0-10%	0-10%
International Opportunities Fund	0-10%	0-20%	0-25%	0-30%
Equity Income Fund	0-5%	0-10%	0-10%	0-10%
Geneva Mid Cap Growth Fund	0-5%	0-10%	0-10%	0-10%
Geneva Small Cap Growth Fund	0-5%	0-10%	0-10%	0-10%
NYSE Arca Tech 100 Index Fund	0-5%	0-10%	0-10%	0-10%
Non-Affiliated Funds	0-10%	0-10%	0-10%	0-10%
Other Investments	0-15%	0-15%	0-15%	0-15%

Investment Strategies of HighMark Diversified Money Market Fund. HighMark Diversified Money Market Fund seeks to generate current income with liquidity and stability of principal. To pursue this goal, the Fund invests primarily in high-quality, short-term debt securities. “High-quality” securities are those that at least one nationally recognized rating agency such as S&P has judged financially strong enough to be included in its highest credit-quality category for short-term securities. The Fund may also invest in nonrated securities if the portfolio managers believe they are of comparably high quality. In choosing investments for the Fund, the portfolio managers consider several factors, including (1) the outlook for interest rates, (2) buying and selling activity in the high-quality, short-term securities market as a whole and/or individual securities, (3) current imbalances in the supply of high-quality, short-term securities relative to demand, and (4) the appropriateness of particular securities to the Fund’s objectives. To limit the Fund’s interest rate risk, the Fund’s managers will maintain an average weighted portfolio maturity of 90 days or less. In addition, each individual security in the portfolio will have an effective maturity of no more than 397 days. Although the portfolio managers strive to ensure that the Fund is diversified, from time to time they may concentrate the Fund’s assets in certain

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securities issued by U.S. banks, U.S. branches of foreign banks and foreign branches of U.S. banks, to the extent permitted under applicable SEC guidelines, if they believe it is in the best interest of the Fund’s shareholders.

Quantitative Research Strategy

The sub-adviser actively manages the Equity Income Fund. In selecting stocks for the Fund, the sub-adviser utilizes a unique quantitative approach, referred to as the Quantitative Research Strategy (QRS). Under this strategy, potential investments are screened and ranked for certain price characteristics produced by investor over- and under-reaction. The sub-adviser then uses a portfolio optimization strategy to produce a portfolio that closely reflects the risk characteristics of the Fund’s benchmark, including similar sector and industry weightings. The objective of these optimization strategies is to provide returns that exceed those of the benchmark without significantly altering the risk profile of the Fund’s portfolio compared to its benchmark.

This quantitative research strategy groups stocks into one of three categories:

•	Bargain stocks. Those stocks which exhibit favorable value, but have been neglected by investors.

•	Glamour stocks. Those stocks which are popular with investors, but have had their growth prospects priced too expensively.

•

Neutral stocks. Those stocks in the relevant universe which are neither bargain nor glamour stocks; there is no evidence of mispricing due to investor over-reaction, as evidenced by the QRS process. Therefore these stocks are utilized for their risk management in the portfolio composition.

In the case of a specific set of “bargain” stocks, the sub-adviser’s research indicates that investors’ expectations are generally overly pessimistic when compared to the actual performance record. In the case of “glamour” stocks, the sub-adviser’s research indicates expectations are generally overly optimistic when compared to the actual performance record. As a result, “bargain” stocks are expected to outperform “glamour” stocks over future measurement periods.

To capture the effect of investor under reaction to new information, stocks within each category are ranked based on their relative standing with respect to the following momentum variables:

•	Price momentum.

•	Changes in analysts’ annual earnings estimates.

•	Earnings surprises.

Earnings-quality screens are performed across the investable universe to remove from consideration the stock of companies displaying certain inconsistencies in their accounting statements. Stocks with large negative earnings surprises are also eliminated from consideration for investment.

An assignment of expected excess return relative to the benchmark, known as “alpha,” is assigned to each of the stocks in the bargain and glamour categories. Bargain and glamour stocks are ranked and an alpha file is created. Portfolio management software is used to generate an optimal portfolio that creates a balance between risk characteristics of the benchmark and the excess return potential of the alpha file.

The portfolio optimization process seeks to construct an investment portfolio from the universe of stocks potentially appropriate for the Fund, which is similar to the benchmark, within a managed risk-tolerance range. This process tilts the portfolio’s weights (relative to the benchmark) toward bargain and away from glamour stocks, while seeking to add stocks with higher relative yields.

Stock Indexing

Index funds such as the NYSE Arca Tech 100 Index Fund are “passively managed,” meaning they try to match, as closely as possible, the performance of a target securities index by holding each security found in the index in roughly the same proportion as represented in the index itself. For example, if 5% of the NYSE Arca Tech 100 Index were made up of the assets of a specific company, the NYSE Arca Tech 100 Index Fund would normally invest 5% of its assets in that company.

Indexing appeals to many investors for a number of reasons, including its simplicity (indexing is a straightforward marketing-matching strategy); diversification (indices generally cover a wide variety of companies and industries); relative performance predictability (an index fund is expected to move in the same direction — up or down — as its target index); and comparatively low cost (index funds do not have many of the expenses of an actively-managed mutual fund, such as research and company visits). Also, assuming the composition of the relevant index remains fairly stable, index funds may experience lower portfolio turnover rates, which would result in reduced transaction costs (brokerage commissions, etc.) and capital gains. Investors in the NYSE Arca Tech 100 Index Fund should bear in mind that this latter benefit may not hold true. The Predecessor Fund to the NYSE Arca Tech 100 Index Fund has experienced rather rapid changeover at times, as a result of the volatility of the technology industry generally and of specific companies included in the Index from time to time.

The performance of an index fund generally will trail the performance of the index it attempts to replicate. This is because the mutual fund and its investors incur operating costs and expenses that are not shared by an index.

Additionally, when a mutual fund invests the cash proceeds it receives from investors in securities included in the index, the mutual fund must pay brokerage commissions, which further reduce the amount invested. As the composition of the index changes, the mutual fund must make corresponding adjustments in its holdings, which gives rise to additional brokerage commissions. Also, mutual funds incur other operating expenses, including investment management fees, custodial and transfer agent fees, legal and accounting fees and possibly 12b-1 service and distribution fees, all of which reduce

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the mutual fund’s total return. No such fees affect the total return of the index.

Finally, because of liquidity needs and other constraints under which mutual funds operate, index funds generally cannot invest their assets so that they correlate 100% at all times with the index. Although many index funds attempt to use options and futures strategies to generate returns on these assets which replicate the return on the index, these strategies are imperfect and give rise to additional transaction costs.

For these reasons, investors should expect that the performance of an index mutual fund will lag that of the index it attempts to replicate.

NYSE Arca Tech 100 Index. The NYSE Arca Tech 100 Index consists of at least 100 individual securities, which are chosen based on an assessment that the issuer of the security is a company which has, or likely will develop, products, processes, or services that will provide or will benefit significantly from technological advances and improvements. The NYSE Arca Tech 100 Index offers a broad basket of securities spanning the full spectrum of high tech industry groups. Diversity within the Index ranges from biotechnology firms to semiconductor capital equipment manufacturers and includes a cross-section of U.S. companies that are leaders in numerous different industries, including computer hardware, software, semiconductors, aerospace and defense, health care equipment and biotechnology.

The NYSE Arca Tech 100 Index is price weighted, meaning the component stocks are given a percentage weighting based on their share price. A price weighted index holds the same number of shares of each security, thus the price of the security is the influencing factor to the value of the index. Higher priced securities have a higher weight in the index than lower priced securities, as the shares of each component are equally held. Although this indexing method allows the NYSE Arca Tech 100 Index to accurately measure a broad representation of technology stocks without being dominated by a few large companies, it may result in smaller- and mid-sized companies representing a more significant portion of the Index than is the case for indices that are weighted by the market value of the companies represented on the index.

As of September 30, 2009, stocks of companies in the software industry accounted for 17.6% of the NYSE Arca Tech 100 Index.

“Archipelago®”, “ARCA®”, “ARCAEX®”, “NYSE®”, “NYSE ARCASM” and “NYSE Arca Tech 100SM” are trademarks of the NYSE Group, Inc. and Archipelago Holdings, Inc. and have been licensed for use by HighMark Funds. The NYSE Arca Tech 100 Index Fund is not sponsored, endorsed, sold or promoted by Archipelago Holdings, Inc. or by NYSE Group, Inc. Neither Archipelago Holdings, Inc. nor NYSE Group, Inc. makes any representation or warranty regarding the advisability of investing in securities generally, the NYSE Arca Tech 100 Index Fund particularly or the ability of the NYSE Arca Tech 100 Index to track general stock market performance.

Archipelago Holdings, Inc. (“Arca”) makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the NYSE Arca Tech 100 Index or any data included therein. In no event shall Arca have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Tax Management Strategy

From time to time, each of the Equity Income Fund and the NYSE Arca Tech 100 Index Fund may pursue a tax management strategy for the purpose of increasing tax efficiency recognizing capital losses and offsetting them against current and future capital gains. This strategy may involve trimming or disposing of a few depreciated positions and then reinvesting in those positions after 30 days in order to avoid loss disallowance under the “wash sale” rules under federal tax law. The tax management strategy may also involve purchasing additional securities in a company in which a Fund has a depreciated position, simultaneously selling a futures contract in the stock of that company and then selling that depreciated position more than 30 days later. The strategy could also involve purchasing an out-of-the-money call option on the stock of the company in which a Fund has a depreciated position, shortly thereafter buying additional securities in that company and then selling the depreciated position, and more than 30 days later selling the call option. The sale of the single stock future or purchase of a call option on the stock reduces potential tracking error. During the use of this tax management strategy, the Fund’s holdings will not precisely correspond to those of the relevant index. Each Fund will limit this strategy to less than 3% of its total assets.

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INSTRUMENTS, INVESTMENT TECHNIQUES AND RISKS

The Funds and HighMark Diversified Money Market Fund invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Funds and the Diversified Money Market Fund use, as well as the main risks they pose. Equity securities are subject mainly to market risk. Fixed income securities are subject primarily to market, credit and prepayment risk. Following the table is a more complete discussion of risk. You may also consult the SAI for more details about the securities in which the Funds and the Diversified Money Market Fund may invest.

FUND NAME	FUND CODE
Balanced Fund	1
Cognitive Value Fund	2
Core Equity Fund	3
Enhanced Growth Fund	4
Equity Income Fund	5
Fundamental Equity Fund	6
Geneva Mid Cap Growth Fund	7
Geneva Small Cap Growth Fund	8
International Opportunities Fund	9
Large Cap Growth Fund	10
Large Cap Value Fund	11
NYSE Arca Tech 100 Index Fund	12
Small Cap Advantage Fund	13
Small Cap Value Fund	14
Value Momentum Fund	15
Bond Fund	16
California Intermediate Tax-Free Bond Fund	17
National Intermediate Tax-Free Bond Fund	18
Short Term Bond Fund	19
Wisconsin Tax-Exempt Fund	20
Income Plus Allocation Fund	21
Growth & Income Allocation Fund	22
Capital Growth Allocation Fund	23
Diversified Equity Allocation Fund	24
Diversified Money Market Fund	25

INSTRUMENT	FUND CODE	RISK TYPE
Adjustable Rate Mortgage Loans (ARMs): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	1,16, 19-24	Prepayment/Call Market Credit Regulatory
American Depository Receipts (ADRs): ADRs are foreign shares of a company held by a U.S. bank that issues a receipt evidencing ownership. ADRs pay dividends in U.S. dollars.	1-15, 21-24	Market Political Foreign Investment
Asset-Backed Securities: Securities backed by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or assets.	1, 16-25	Prepayment/Call Market Credit Regulatory
Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. They generally have maturities of six months or less.	1-16, 19, 21-25	Credit Liquidity Market

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INSTRUMENT	FUND CODE	RISK TYPE
Bonds: Interest-bearing or discounted government or corporate securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity.	1-25	Market Credit Prepayment/Call Political Liquidity Foreign Investments
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price.	1-24	Management Liquidity Credit Market Leverage
Certificates of Deposit: Negotiable instruments with a stated maturity.	1-16, 19, 21-25	Market Credit Liquidity
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Their maturities generally vary from a few days to nine months.	1-25	Credit Liquidity Market
Common Stock: Shares of ownership of a company.	1-15, 21-24	Market
Convertible Securities: Bonds or presferred stock that convert to common stock.	1-15, 21-24	Market Credit
Demand Notes: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a fund.	1-25	Market Liquidity Management
Derivatives: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options (e.g. puts and calls), options on futures, swap agreements and some mortgage- backed securities.	1-25	Management Market Credit Liquidity Leverage Prepayment/Call Hedging
Exchange-Traded Funds: Exchange-traded funds (“ETFs”) are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks designed to track the price performance and dividend yield of a particular index. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”), NASDAQ-100 Index Tracking Stock and iShares, which may be obtained from the UIT or investment company issuing the securities or purchased in the secondary market. ETF shares traded in the secondary market may be purchased and sold at market prices in transactions on an exchange. By investing in an ETF, a fund will indirectly bear its proportionate share of any expenses paid by the ETF in addition to the expenses of the fund.	1-15, 21-24	Market Exchange-Traded Funds

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INSTRUMENT	FUND CODE	RISK TYPE
Foreign Securities: Stocks issued by foreign companies including American Depositary Receipts (ADRs) and Global Depository Receipts (GDRs), as well as commercial paper of foreign issuers and obligations of foreign governments, companies, banks, overseas branches of U.S. banks or supranational entities.	1-16, 19, 21-25	Market Political Foreign Investment Liquidity Emerging Market Prepayment/Call
Forward Foreign Currency Contracts, Including Forward Foreign Currency Cross Hedges: An obligation to purchase or sell a specific amount of a currency at a fixed future date and price set by the parties involved at the time the contract is negotiated.	1, 3, 5-16, 19, 21-24	Management Liquidity Credit Market Political Leverage Foreign Investment
Futures and Related Options: A contract providing for the future sale and purchase of a specific amount of a specific security, class of securities, or index at a specified time in the future and at a specified price.	1-24	Management Market Credit Liquidity Leverage
High-Yield/High-Risk Bonds: Bonds rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody’s). These securities are considered speculative and involve greater risk of loss than investment grade bonds. Also called “lower rated bonds,” “noninvestment grade bonds” and “junk bonds.”	1-24	Credit Market Liquidity
Illiquid Securities: Securities that ordinarily cannot be sold within seven business days at the value the fund has estimated for them. Each Fund may invest up to 15% of its net assets in illiquid securities.	1-25	Liquidity Market
Initial Public Offerings: Initial public offerings (“IPOs”) are offerings of securities registered under the Securities Act of 1933, the issuer of which, immediately before registration, was not subject to the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934. The volume of IPOs and the levels at which newly issued stocks trade in the secondary market are affected by the performance of the stock market as a whole. When an IPO is brought to the market, availability may be limited and a fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods.	1-15	Market Liquidity New Public Company Small and Medium-Sized Company Stock Microcap Company

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INSTRUMENT	FUND CODE	RISK TYPE
Investment Company Securities: Shares of registered investment companies. These may include HighMark Money Market Funds and other registered investment companies for which HighMark, its sub-advisers, or any of their affiliates serves as investment adviser, administrator or distributor. As a shareholder of an investment company, a fund will indirectly bear investment management fees of that investment company, which are in addition to the management fees the fund pays its own adviser.	1-25	Market
Investment Grade Securities: Securities rated BBB or higher by S&P; Baa or better by Moody’s; similarly rated by other nationally recognized rating organizations; or, if not rated, determined to be of comparably high quality by a fund’s adviser.	1-24	Market Credit Prepayment/Call
Money Market Instruments: Investment-grade, U.S. dollar- denominated debt securities with remaining maturities of one year or less. These may include short-term U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, bankers’ acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates.	1-25	Market Credit
Mortgage-Backed Securities: Bonds backed by real estate loans and pools of loans. These include collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).	1, 16-25	Prepayment/Call Market Credit Regulatory
Municipal Forwards: Forward commitments to purchase tax- exempt bonds with a specific coupon to be delivered by an issuer at a future date (typically more than 45 days but less than than one year). Municipal forwards are normally used as a refunding mechanism for bonds that may be redeemed only on a designated future date. Any Fund that makes use of municipal forwards will maintain liquid, high-grade securities in a segregated account in an amount at least equal to the purchase price of the municipal forward.	17, 18, 20-24	Market Leverage Liquidity Credit

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INSTRUMENT	FUND CODE	RISK TYPE

Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities may include revenue bonds, certificates of participations, both taxable and tax-exempt private activity bonds and industrial development bonds, as well as general obligation bonds, tax anticipation notes, bond anticipation notes, revenue anticipation notes, project notes, other short-term obligations such as municipal leases, and obligations of municipal housing authorities (single family revenue bonds).

There are two general types of municipal bonds: General-obligation bonds, which are secured by the taxing power of the issuer (and, in California, have the approval of voters) and revenue bonds, which take many shapes and forms but are generally backed by revenue from a specific project or tax. These include, but are not limited to, certificates of participation (COPs); utility and sales tax revenues; tax increment or tax allocations; housing and special tax, including assessment district and community facilities district (Mello-Roos) issues, which are secured by taxes on specific real estate parcels; hospital revenue; and industrial development bonds that are secured by the financial resources of a private company.

	17, 18, 20-25	Market Credit Political Tax Regulatory Prepayment/Call
Obligations of Supranational Agencies: Securities issued by supranational agencies that are chartered to promote economic development and are supported by various governments and government agencies.	1-24	Credit Foreign Investment Prepayment/Call
Participation Interests: Interests in municipal securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests are usually structured as some form of indirect ownership that allows a fund to treat the income from the investment as exempt from federal income tax. A fund invests in these interests to obtain credit enhancement on demand features that would be available through direct ownership of the underlying municipal securities.	1, 17, 18, 20-24	Market Liquidity Credit Tax
Preferred Stocks: Equity securities that generally pay dividends at a specified rate and take precedence over common stock in the payment of dividends or in the event of liquidation. Preferred stock generally does not carry voting rights.	1-15, 21-24	Market
Real Estate Investment Trusts: Real estate investment trusts (“REITs”) are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. The real estate properties in which REITs invest typically include properties such as office buildings, retail and industrial facilities, hotels, apartment buildings and healthcare facilities. The yields available from investments in REITs depend on the amount of income and capital appreciation generated by the related properties. By investing in a REIT, a fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the fund.	1-15, 21-24	Market Credit Prepayment/Call

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INSTRUMENT	FUND CODE	RISK TYPE
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan by a fund.	1-25	Market Leverage Counterparty
Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	1-25	Liquidity Market
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a fund and may have a leveraging effect.	1-25	Market Leverage Counterparty
Securities Lending: The lending of up to 33 1 /3% of a fund’s total assets. In return a fund will receive cash, other securities and/or letters of credit.	1-25	Market Leverage Liquidity Credit
Small and Medium-Sized Companies: Small and medium sized companies may have relatively lower revenues, limited product lines, less management depth and a lower share of the market for their products or services as compared to larger companies.	1-4, 6-15	Market Small and Medium-Sized Company Stock
Swap Agreements: A transaction where one security or characteristic of a security is swapped for another. An example is when one party trades newly issued stock for existing bonds with another party.	1-24	Management Market Credit Liquidity Leverage
Tax-Exempt Commercial Paper: Commercial paper issued by governments and political sub-divisions.	17, 18, 20-24	Credit Liquidity Market Tax
Tax-Exempt Obligations: Tax-exempt obligations include primary debt obligations which fund various public purposes such as constructing public facilities and making loans to public institutions, the interest on which is exempt from regular federal income tax. The two principal classifications of tax exempt obligations are general obligation bonds and revenue bonds. See “Municipal Securities” above for a description of general obligation bonds and revenue bonds.	17, 18, 20	Market Credit Political Tax Regulatory Prepayment/Call
Time Deposits: Non-negotiable receipts issued by a bank in exchange for a deposit of money.	1-16, 19, 21-25	Liquidity Credit Market
Treasury Inflation Protected Securities: Treasury inflation protected securities (“TIPS”) are fixed income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation. TIPS have varying maturities and pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these securities is fixed at issuance, but over the life of the securities, this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.	1-16, 19, 21-24	Market Interest Rate

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INSTRUMENT	FUND CODE	RISK TYPE
Treasury Receipts: Treasury receipts, Treasury investment growth receipts and certificates of accrual of Treasury securities.	1-25	Market
Unit Investment Trusts: A type of investment vehicle, registered with the Securities and Exchange Commission under the Investment Company Act of 1940, that purchases a fixed portfolio of income-producing securities, such as corporate, municipal, or government bonds, mortgage-backed securities or preferred stock. Unit holders receive an undivided interest in both the principal and the income portion of the portfolio in proportion to the amount of capital they invest. The portfolio of securities remains fixed until all the securities mature and unit holders have recovered their principal.	1-16, 19, 21-24	Market
U.S. Government-Sponsored Entity Securities: Securities issued by agencies, authorities, enterprises and instrumentalities of the U.S. government. These include Ginnie Mae, Fannie Mae and Freddie Mac. Such securities may not be guaranteed or insured by the U.S. government.	1-25	Market Credit Prepayment/Call
U.S. Treasury Obligations: Bills, notes, bonds, separately traded registered interest and principal securities, and coupons under bank entry safekeeping.	1-25	Market
Variable Amount Master Demand Notes: Unsecured demand notes that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between HighMark Funds and the issuer, they are not normally traded. Although there is no secondary market in these notes, a fund may demand payment of principal and accrued interest at specified intervals.	21-25	Credit
Variable and Floating Rate Instruments: Obligations with interest rates that are reset daily, weekly, quarterly or on some other schedule. Such instruments may be payable to a fund on demand.	1-25	Credit Liquidity Market
Warrants: Securities that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are typically issued with preferred stock and bonds.	1-15, 21-24	Market Credit
When-Issued Securities and Forward Commitments: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date.	1-25	Market Leverage Liquidity Credit
Yankee Bonds and Similar Debt Obligations: U.S. dollar denominated bonds issued by foreign corporations or governments. Sovereign bonds are those issued by the government of a foreign country. Supranational bonds are those issued by supranational entities, such as the World Bank and European Investment Bank. Canadian bonds are those issued by Canadian provinces.	1, 16-25	Market Credit Prepayment/Call
Zero-Coupon Debt Obligations: Bonds and other types of debt that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.	1-25	Credit Market Zero Coupon

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122

Other Risks

Fiduciary shares of the Cognitive Value Fund, Core Equity Fund, Enhanced Growth Fund, Equity Income Fund, Fundamental Equity Fund, Geneva Mid Cap Growth Fund, Geneva Small Cap Growth Fund, International Opportunities Fund, Large Cap Growth Fund, Large Cap Value Fund, NYSE Arca Tech 100 Index Fund, Small Cap Advantage Fund, Small Cap Value Fund, Value Momentum Fund, Bond Fund, Short Term Bond Fund and Diversified Money Market Fund (collectively the “Underlying Funds”) are offered to the Asset Allocation Portfolios. The Asset Allocation Portfolios, individually or collectively, may own significant amounts of shares of each Underlying Fund from time to time. The Asset Allocation Portfolios typically use asset allocation strategies pursuant to which they frequently may increase or decrease the amount of shares of any of the Underlying Funds they own, which could occur daily in volatile market conditions. Depending on a number of factors, including the cash flows into and out of an Underlying Fund as a result of the activity of other investors, an Underlying Fund’s asset levels and an Underlying Fund’s then-current liquidity, purchases and sales by an Asset Allocation Portfolio could require the Underlying Funds to purchase or sell portfolio securities, increasing the Underlying Funds’ transaction costs and possibly reducing the Underlying Funds’ performance.

Since it is expected that substantially all of the shareholders of the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund will be investment advisory clients of such Funds’ sub-adviser, until these Funds attract significant assets that are not attributable to clients of the sub-adviser, the total assets of the Funds may fluctuate significantly whenever the sub-adviser increases or decreases its clients’ allocation to the Funds. This fluctuation could increase the Funds’ transaction costs and possibly increase their expense ratios and reduce their performance.

GLOSSARY OF INVESTMENT RISKS

This section discusses the risks associated with the securities and investment techniques listed above, as well as certain other risks. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain types of investments and Funds are more susceptible to these risks than others.

Alternative Minimum Tax Risk: A Fund may invest up to 10% of its total assets in municipal securities that generate interest which is subject to alternative minimum tax. As a result, taxpayers who are subject to the alternative minimum tax potentially could earn a lower after-tax return.

California State Specific Risk. By concentrating its investments in California, the Fund may be more susceptible to factors adversely affecting issuers of California municipal bonds than a comparable fund that does not concentrate in a single state. For example, the Fund may be affected significantly by economic, regulatory, or political developments affecting the ability of California municipal issuers to pay interest or repay principal. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulation, litigation and voter initiatives could have an adverse effect on the debt obligations of California municipal issuers. By concentrating its investments in bonds issued in California, the Fund’s credit risk is dependent on the ability of the state and its cities and municipalities to make timely payments on their obligations.

Correlation Risk. Although the NYSE Arca Tech 100 Index Fund’s sub-adviser will attempt to track the performance of the NYSE Arca Tech 100 Index, there can be no assurance that it will be able to do so in all market conditions. For example, the index options and futures used by the NYSE Arca Tech 100 Index Fund’s sub-adviser to equitize the Fund’s cash positions and short-term investments may not precisely track the performance of the NYSE Arca Tech 100 Index. Also, the Fund will incur brokerage commissions and other transaction costs in order to maintain investments that mirror the NYSE Arca Tech 100 Index, and will incur advisory and other service fees and operating costs and expenses that will reduce the total return of the Fund as compared to that of the NYSE Arca Tech 100 Index.

Counterparty Risk. The risk that the counterparty to a repurchase agreement or reverse repurchase agreement may not fulfill its obligations under the repurchase agreement or reverse repurchase agreement. A fund’s income and the value of a fund’s investments could decline as a result.

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security’s credit rating, the higher its credit risk. If a security’s credit rating is downgraded, its price tends to decline sharply, especially as it becomes more probable that the issuer will default.

Emerging Market Risk. To the extent that a fund does invest in emerging markets to enhance overall returns, it may face higher political, foreign investment, and market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. See also Foreign Investment Risk below.

Exchange-Traded Funds Risk. Exchange-traded funds charge their own fees and expenses; thus, shareholders of the Funds may bear extra costs, such as duplicative management fees, brokerage commissions and related charges.

Foreign Investment Risk. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic

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123

developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar-denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be seriously harmed by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are greater in the emerging markets than in the developed markets of Europe and Japan.

Geographic Concentration Risk: The Wisconsin Tax-Exempt Fund normally will invest significant portions of its assets in several specific geographic areas. Political, legislative, business and economic conditions and developments within Wisconsin and, to a lesser extent, Puerto Rico and Guam (and perhaps the U.S. Virgin Islands) will affect the Fund’s performance, because the Fund’s investments primarily will be made in those geographic territories. For example, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of municipal issuers in these jurisdictions to pay interest or repay principal. Future political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulation, litigation and voter initiatives could have an adverse effect on the debt obligations of municipal issuers. By concentrating its investments in bonds issued in specific geographic areas, the Fund’s credit risk is more dependent on the ability of the territory or state and its cities and municipalities to make timely payments on their obligations.

Hedging Risk. When a derivative (a security whose value is based on that of another security or index) is used as a hedge against an opposite position that a fund holds, any loss on the derivative should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can be an effective way to reduce a fund’s risk, it may not always be possible to perfectly offset one position with another. As a result, there is no assurance that a fund’s hedging transactions will be effective.

Industry/Sector Risk. The risk involved with excessive exposure to any one industry or sector. A fund may have a heavy weighting in one or more industries or sectors, such as the technology sector or industries or sectors with low price-to-book and price-to-earnings ratios.

Interest Rate Risk. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer- term securities. Generally, an increase in a fund’s average maturity will make it more sensitive to interest rate risk.

Investment Style Risk. The risk that the particular type of investment on which a fund focuses (such as small-cap value stocks or large-cap growth stocks) may underperform other asset classes or the overall market. Individual market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing a fund that focuses on that market segment to underperform those that favor other kinds of securities.

Junk Bond Risk: Below investment grade bonds offer higher yields than investment grade bonds, but also carry greater risk. They are more vulnerable to default than higher grade bonds, and are more susceptible to adverse business, financial and economic conditions that impair the capacity and willingness of borrowers to make scheduled interest and principal payments. The market prices of these bonds tend to fluctuate more in times of economic uncertainty than is the case for higher rated bonds. The Wisconsin Tax-Exempt Fund attempts to minimize its exposure to this risk by limiting its investments in junk bonds to those rated in the fifth and sixth highest categories (“Ba” or “B” by Moody’s or “BB” or “B” by S&P), and unrated bonds that the sub-adviser determines are of comparable quality. The Fund may also invest in bonds rated in the fourth highest category (“Baa” by Moody’s or “BBB-” by S&P). Bonds in this category, although rated investment grade, have some of the speculative characteristics referenced above.

Leverage Risk. The risk associated with securities or investment practices that magnify small index or market movements into large changes in value. Leverage is often created by investing in derivatives, but it may be inherent in other types of securities as well.

Liquidity Risk. The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. Any or all of these limitations could hamper the management or performance of a fund.

Loss of Tax Exemption Risk: The Wisconsin Tax-Exempt Fund may invest more than 25% of its assets in any or all of the housing, healthcare and utilities industries. Like most revenue bonds, the federal and Wisconsin tax-exempt status of these bonds depends upon compliance with certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”), as well as Wisconsin statutes and regulations. If the project or facility being financed, the obligor of the revenue bond, some feature or attribute of the revenue bond itself or some other factor or participant fails to comply with these provisions of the Code or related regulations or state laws, then interest on the bonds may become taxable (possibly retroactive to the date of issuance). Changes to the tax laws also could eliminate or restrict the availability of tax-exempt treatment on the income earned on municipal securities. Either event would reduce the value of the bonds, subject shareholders (including the Fund) to

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124

unanticipated tax liabilities and possibly force the Fund to sell the bonds at a reduced value. In addition, changes to the tax laws that eliminate or reduce individual income taxes on corporate dividends or that make other investments more attractive could reduce demand for municipal securities and thus the value of the Fund.

Management Risk. The risk that a strategy used by a fund’s portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Market Risk. The risk that a security’s market value may decline, especially rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the investor originally paid for it. Market risk may affect a single issuer, industrial sector or the market as a whole. For fixed income securities, market risk is largely influenced by changes in interest rates. Rising interest rates typically cause the value of bonds to decrease, while falling rates typically cause the value of bonds to increase.

Microcap Company Risk. The risk involved in investing in companies with micro capitalizations. The risk associated with investing in microcap companies involves greater risk than investing in small, medium or large capitalization companies because the stocks of microcap companies tend to have greater price volatility and less liquidity than the stocks of larger companies. In addition, microcap companies tend to have smaller financial resources, less information available, more limited business lines and more geographic area concentration.

New Public Company Risk. The risks associated with investing in new public companies. These risks include small size, limited financial resources and operating history, dependence on a limited number of products and markets, and lack of management depth.

Non-Diversification Risk. The risk that, as a “non-diversified” fund under the Investment Company Act of 1940, each of the Enhanced Growth Fund, the Cognitive Value Fund, the International Opportunities Fund and the Wisconsin Tax-Exempt Fund may hold more concentrated positions in individual issuers than diversified mutual funds, and thereby have greater exposure to risks associated with an individual issuer.

Options and Futures Strategies Risk. Losses associated with index futures contracts and index options in which a fund may invest sometimes can be substantial. This partly is because a relatively small price movement in an index option or an index futures contract could result in an immediate and substantial loss or gain for a fund. Also, there is a possibility that active trading may decline or cease altogether in the secondary market for a futures contract or an option held by a fund. A fund consequently might be unable to close out a position prior to its maturity date, which could limit its ability to avoid further loss on the position.

Political Risk. The risk of investment losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

Prepayment/Call Risk. The risk that an issuer will repay a security’s principal at an unexpected time. Prepayment and call risk are related, but differ somewhat. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will “call”—or repay—a high-yielding bond before the bond’s maturity date. In both cases, the investor is usually forced to reinvest the proceeds in a security with a lower yield. This turnover may result in taxable capital gains and, in addition, may lower a portfolio’s income. If an investor paid a premium for the security, the prepayment may result in an unexpected capital loss.

Prepayment and call risk generally increase when interest rates decline, and can make a security’s yield as well as its market price more volatile. Generally speaking, the longer a security’s maturity, the greater the prepayment and call risk it poses.

Regulatory Risk. The risk that federal and state laws may restrict an investor from seeking recourse when an issuer has defaulted on the interest and/or principal payments it owes on its obligations. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

Small and Medium-Sized Company Stock Risk. Investing in small- and medium-sized companies is generally more risky than investing in large companies, for a variety of reasons. Many small- and medium-sized companies are young and have limited track records. They also may have limited product lines, markets or financial resources. They may, in addition, be more vulnerable to adverse business or economic developments than larger companies. Stocks issued by small- and medium-sized companies tend to be less liquid and more volatile than stocks of larger companies or the market averages in general. In addition, small- and medium-sized companies may not be well-known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects. Companies that offer niche products or services may be especially vulnerable to declines in market demand for those products or services. The performance of a fund that concentrates on small- or medium-sized companies may be more volatile than that of a fund that invests primarily in larger companies.

Tax Risk. The risk that the issuer of a security will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences for the issuer and potential losses for its investors.

Zero Coupon Risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically.

HighMark Funds Service Providers:

INVESTMENT ADVISER & ADMINISTRATOR

HighMark Capital Management, Inc.

350 California Street

San Francisco, CA 94104

SUB-ADVISER (Small Cap Value Fund)

LSV Asset Management

One North Wacker Drive, 40th Floor

Chicago, IL 60606

SUB-ADVISER (Large Cap Value Fund)

ARONSON+JOHNSON+ORTIZ, L.P.

230 South Broad Street, 20th Floor

Philadelphia, PA 19102

SUB-ADVISER (Cognitive Value Fund, Enhanced Growth Fund, International Opportunities Fund)

Bailard, Inc.

950 Tower Lane, Suite 1900

Foster City, CA 94404

SUB-ADVISER (Equity Income Fund, NYSE Arca Tech 100 Index Fund and Wisconsin Tax-Exempt Fund)

Ziegler Capital Management, LLC

200 South Wacker Drive, Suite 2000

Chicago, II 60606

SUB-ADVISER (Geneva Mid Cap Growth Fund and Geneva Small Cap Growth Fund)

Geneva Capital Management Ltd.

250 East Wisconsin Avenue, Suite 1050

Milwaukee, WI 53202

CUSTODIAN

Union Bank, N.A.

350 California Street

San Francisco, CA 94104

DISTRIBUTOR

HighMark Funds Distributors, Inc.

760 Moore Road

King of Prussia, PA 19406

LEGAL COUNSEL

Ropes & Gray LLP

One Embarcadero Center, Suite 2200

San Francisco, CA 94111

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

1700 Market Street

Philadelphia, PA 19103

TRANSFER AGENT

Boston Financial Data Services, Inc.

PO Box 8416

Boston, MA 02266

How to obtain more information:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

More detailed information about HighMark Funds is included in our SAI. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list the Funds’ holdings and contain information on the market conditions and investment strategies that significantly affected HighMark Funds’ performance during the last year.

To obtain the SAI, the Annual or Semi-Annual Reports free of charge, or for more information:

By Telephone:    call 1-800-433-6884

By Mail:    write to us at

HighMark Funds

c/o PNC Global Investment Servicing (U.S.) Inc.

760 Moore Road

King of Prussia, PA 19406

By Internet:    www.highmarkfunds.com

From the SEC: You can also obtain the SAI, Annual and Semi-Annual Reports, and other information about HighMark Funds from the SEC web site (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

HighMark Funds’ Investment Company Act registration number is 811-05059.

445 South Figueroa Street • Suite 306 • Los Angeles • California • 90071

www.highmarkfunds.com	HMK-PS-015-0700 84823-A (12/09)

DECEMBER 1, 2009

HighMark

The smarter approach to investing.

equity

fixed income

asset allocation

RETAIL SHARES

■	Balanced Fund

■	Cognitive Value Fund

■	Core Equity Fund

■	Enhanced Growth Fund

■	Equity Income Fund

■	Fundamental Equity Fund

■	Geneva Mid Cap Growth Fund (formerly Geneva Growth Fund)

■	Geneva Small Cap Growth Fund

■	International Opportunities Fund

■	Large Cap Growth Fund

■	Large Cap Value Fund

■	NYSE Arca Tech 100 Index Fund

■	Small Cap Advantage Fund

■	Small Cap Value Fund

■	Value Momentum Fund

■	Bond Fund

■	California Intermediate Tax-Free Bond Fund

■	National Intermediate Tax-Free Bond Fund

■	Short Term Bond Fund

■	Wisconsin Tax-Exempt Fund

■	Income Plus Allocation Fund

■	Growth & Income Allocation Fund

■	Capital Growth Allocation Fund

■	Diversified Equity Allocation Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is unlawful. As with other investments, you could lose money on your investment in a mutual fund. Your investment in the Funds is not a deposit or an obligation of Union Bank, N.A., its affiliates or any bank. It is not insured by the FDIC or any other government agency.

PROSPECTUS

1

HOW TO READ THIS PROSPECTUS

HighMark Funds is a mutual fund family that offers different classes of Shares in separate investment portfolios. The funds have various investment goals and strategies. This prospectus gives you important information about the Class A, Class B and Class C Shares of HighMark’s Equity and Fixed-Income Funds and Asset Allocation Portfolios (the “Funds”) that you should know before investing. Certain Funds also offer additional classes of Shares called Fiduciary and Class M Shares, which are offered in separate prospectuses. Each of the Asset Allocation Portfolios described in this prospectus is a “fund-of-funds” that invests primarily in other mutual funds within HighMark Funds family and unaffiliated mutual funds, as well as directly in securities. As such, each Asset Allocation Portfolio’s investment strategy is intended to determine the mix of that Fund’s indirect investments as made through the underlying funds and direct investments.

Please read this prospectus and keep it for future reference. The prospectus is arranged into different sections so that you can easily review this important information. The next column contains general information you should know about investing in the Funds.

Individual HighMark Fund Profiles

Capital Growth Allocation Fund	88
Diversified Equity Allocation Fund	92

Shareowner Guide — How to Invest in HighMark Funds

More About HighMark Funds

Investment Management	110
Financial Highlights	119
Other Investment Matters	132
Instruments, Investment Techniques and Risks	135
Glossary of Investment Risks	142

FOR MORE INFORMATION ABOUT HIGHMARK FUNDS, PLEASE SEE THE BACK COVER OF THE PROSPECTUS

Union Bank, N.A., is the parent company of HighMark Capital Management, Inc. (the “Adviser”), the investment adviser of the Funds.

INTRODUCTION

Each Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities such as stocks and bonds. Before you look at specific Funds, you should know a few basics about investing in mutual funds.

The value of your investment in a mutual fund is based on the market prices of the securities the mutual fund holds. These prices change daily due to economic trends and other developments that generally affect securities markets, as well as those that affect particular firms and other types of issuers. These price movements, also called volatility, vary depending on the types of securities a mutual fund owns and the markets where these securities trade.

Each Fund has its own investment goal and strategies for reaching that goal. There is no guarantee that a Fund will achieve its goal. Before investing, make sure that the Fund’s goal matches your own.

The portfolio manager invests each Fund’s assets in a way that he or she believes will help the Fund achieve its goal. A manager’s judgments about the securities markets, economy and companies, and his or her investment selection, may cause a Fund to underperform other funds with similar objectives.

FUND SUMMARY	PERFORMANCE INFORMATION

INVESTMENT STRATEGY	DID YOU KNOW?

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?	FUND INFORMATION
FEES AND EXPENSES

PROSPECTUS

HIGHMARK EQUITY FUNDS

Balanced Fund

2

FUND SUMMARY

Investment Goal	To seek capital appreciation and income; conservation of capital is a secondary consideration
Investment Focus	U.S. common stocks and investment grade bonds
Principal Investment Strategy	Diversifies across market segments and investment styles, including value and growth stocks as well as various types of bonds
Share Price Volatility	Moderate
Investor Profile	Investors seeking the growth potential of stocks with the diversification value of bonds

INVESTMENT STRATEGY

HighMark Balanced Fund seeks capital appreciation and income. Conservation of capital is a secondary consideration. To pursue these goals, the Fund normally invests between 50% and 70% of its assets in equity securities, primarily common stocks, and at least 25% of its assets in fixed-income securities, primarily bonds. Within these ranges, the Fund’s specific allocation among stocks, bonds and other securities will vary depending on the portfolio managers’ assessment of business, economic and market conditions.

The Fund may invest in bonds of various maturities and types, including those issued by U.S. and foreign governments or companies, mortgage-backed securities and asset-backed securities. At least 90% of the bonds will be investment grade at the time of purchase.

To select bonds for the Fund, the portfolio managers consider such factors as the potential direction of interest rates and the U.S. economy, the outlook for one sector of the bond market versus another and the value that one bond may represent versus another. They also consider the financial strength of each issuer and the possibility that its credit rating may be upgraded or downgraded. The Fund may continue to hold a bond that has been downgraded if the managers believe it is in shareholders’ best interest to do so.

The Fund invests its equity security allocation primarily in common stocks of large U.S. companies. In particular, the portfolio managers look for companies with certain key attributes, which may include strong or improving profitability, sustainable competitive advantage, a healthy balance sheet and quality management. As part of this process, the portfolio managers engage in a fundamental analysis of candidate companies that seeks to determine the sustainability of these key attributes and to determine the company’s long-term earnings growth potential. Successful candidates are those whose key attributes are believed to be sustainable and whose earnings growth is determined to be underappreciated based on current valuation.

Portfolio holdings are reviewed for possible sale if the stock is no longer considered undervalued, the stock price declines materially, one or more of the company’s key attributes fails to be sustainable or there are unexpected changes in company management or strategy.

In addition to the securities described above, the Fund may invest up to 10% of the Fund’s assets in foreign securities (which may include up to 5% of the Fund’s assets in emerging market securities), including ADRs and locally traded securities. The Fund may also invest in other types of securities. In an effort to preserve the value of your investment under volatile market conditions, the managers may invest more than 20% of the Fund’s assets in very short-term debt obligations called money market securities. Such a strategy could make it more difficult for the Fund to achieve its objective of capital appreciation and income.

For a more complete description of the securities in which the Fund can invest, please see “Other Investment Matters” and “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a general decline in the stock market. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Foreign Securities and Currency Risks: Investing in foreign markets involves greater risk than investing in the United States, including the risk that a decline in the value

PROSPECTUS

3

of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies.

Foreign securities may be affected by such factors as fluctuations in currency exchange rates, accounting and financial reporting standards that differ from those in the U.S. and that could convey incomplete or inaccurate financial information on companies, smaller and less liquid security markets, social upheavals and political actions ranging from tax code changes to governmental collapse. Emerging market securities may be even more susceptible to these risks.

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decline in interest rates. Generally, the longer the average maturity of the Fund’s fixed income portion, the greater its interest rate risk.

Credit Risk: The possibility that a bond issuer cannot make timely interest and principal payments on its obligations. In general, the lower a bond’s rating, the greater its credit risk.

Investment Style Risk: The possibility that the kinds of securities on which this Fund focuses will underperform other types of investments or the market as a whole.

If the Fund invests in securities with additional risks, its share price volatility could be greater and its performance lower. In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay on your investment.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Class A Shares from year to year. If sales charges had been reflected, the Fund’s returns would be less than those shown below.*

Best Quarter	Worst Quarter
9.52%	-14.48%
(06/30/03)	(12/31/08)

*The performance information above is based on a calendar year. The Fund’s total return from 1/1/2009 to 9/30/2009 was 21.26%.

DID YOU KNOW?

Value Stocks are those that the managers believe may be undervalued relative to their earnings, financial strength or other qualities.

Growth Stocks are those that the managers believe have a record of achieving consistent earnings and sales growth.

PROSPECTUS

HIGHMARK EQUITY FUNDS

Balanced Fund

4

This table compares the Fund’s average annual total returns for periods ending 12/31/08 to those of the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index and a blended index.

	1 Year	5 Years	10 Years		Since Inception*
Balanced Fund[1]
Class A Shares (with a 5.50% sales charge)[2]
Return Before Taxes	-31.14%	-2.70%	-1.41%		4.77	%(a)
Return After Taxes on Distributions	-31.49%	-3.46%	-2.44%		3.31	%(a)
Return After Taxes on Distributions and Sale of Fund Shares	-20.10%	-2.33%	-1.47%		3.53	%(a)
Class B Shares (with applicable Contingent Deferred Sales Charge)	-31.15%	-2.54%	-1.48%		4.73	%(a)
Class C Shares (with applicable Contingent Deferred Sales Charge)	-28.27%	-2.21%	-1.40	%(a)	4.82	%(a)
S&P 500 Index[3] (reflects no deduction for fees, expenses or taxes)	-37.00%	-2.19%	-1.38%		7.73%
Barclays Capital U.S. Aggregate Bond Index[4] (reflects no deduction for fees, expenses or taxes)	5.24%	4.65%	5.63%		6.92	%†
Blended Index[5] (reflects no deduction for fees, expenses or taxes)	-20.10%	0.55%	1.42%		7.39	%†

1The performance data includes the performance of the Stepstone Balanced Fund for the period prior to its consolidation with the HighMark Balanced Fund on 4/25/97.

2After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

3The unmanaged S&P 500 Index generally reflects the performance of large companies in the U.S. stock market. You cannot invest directly in an index.

4The unmanaged Barclays Capital U.S. Aggregate Bond Index is generally representative of the bond market as a whole. You cannot invest directly in an index.

5The blended index, administered by the sub-administrator, PNC Global Investment Servicing (U.S.) Inc., is 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index. You cannot invest directly in an index.

*Since 2/1/91.

(a)Prior to 11/13/92 for Class A Shares, 2/2/98 for Class B Shares and 11/30/99 for Class C Shares, performance data is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 2/1/91, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered shares, the annual returns for the classes would be substantially similar. The performance of the Fiduciary Shares has been adjusted for the sales charge applicable to Class A Shares and the maximum contingent sales charge applicable to Class B and Class C Shares, but does not reflect Class A, Class B or Class C Shares’ Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

†Since 1/31/91.

FUND INFORMATION

Class	CUSIP	Ticker
Class A	431114776	HMBRX
Class B	431114545	HMBBX
Class C	431112887	HMBCX

PROSPECTUS

5

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
	Class A Shares	Class B Shares#	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*	5.50%	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**	0.00%	5.00%	1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***	0.00%	0.00%	0.00%

Annual Fund Operating Expenses
	Class A Shares	Class B Shares	Class C Shares
Investment Advisory Fees	0.60%	0.60%	0.60%
Distribution (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses	0.96%	0.96%	0.71%

Total Annual Fund Operating Expenses	1.81%	2.31%	2.31%
Fee Waivers	0.57%	0.47%	0.47%
Net Expenses†	1.24%	1.84%	1.84%

#Class B Shares are only available to existing investors, either through reinvestment of dividends on previously-acquired Class B Shares or through exchange of Class B Shares of another HighMark Fund. Class B Shares automatically convert to Class A Shares 8 years after you buy them and will be subject to a lower distribution fee.

*The sales charge for Class A Shares varies depending upon how much you invest. See “How Sales Charges Are Calculated.”

**If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See “How Sales Charges are Calculated.”

***Does not include any wire transfer fees, if applicable.

†The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) for Class A, Class B and Class C Shares from exceeding 1.24%, 1.84% and 1.84%, respectively, for the period beginning December 1, 2009 and ending on November 30, 2010. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$669	$1,036	$1,426	$2,515
Class B Shares
If you do not sell your shares:	$187	$676	$1,193	$2,484
If you sell your shares at the end of the period:	$687	$976	$1,393	$2,484
Class C Shares
If you do not sell your shares:	$187	$676	$1,193	$2,610
If you sell your shares at the end of the period:	$287	$676	$1,193	$2,610

PROSPECTUS

HIGHMARK EQUITY FUNDS

Cognitive Value Fund

6

FUND SUMMARY

Investment Goal	To seek long-term capital appreciation
Investment Focus	Common stocks of small U.S. companies
Principal Investment Strategy	Seeks undervalued small company stocks
Share Price Volatility	Moderate to High
Investor Profile	Risk-tolerant investors seeking high long-term returns

INVESTMENT STRATEGY

HighMark Cognitive Value Fund seeks long-term capital appreciation. To pursue this goal, the Fund will, under normal market conditions, invest its assets primarily in common and preferred stocks of small capitalization value companies similar to those found in the S&P SmallCap 600/Citigroup Value Index and, to a lesser extent, in common and preferred stocks of microcap companies whose market capitalization is less than the minimum market capitalization of companies included in the S&P SmallCap 600/Citigroup Value Index. As of September 30, 2009, the market capitalization of companies that issue stocks included in the S&P Small Cap 600/Citigroup Value Index ranged from approximately $45 million to $2.6 billion. The Fund’s sub-adviser seeks to add value to the Fund’s portfolio through stock selection while maintaining an appropriate risk profile generally relative to the S&P SmallCap 600/Citigroup Value Index. The sub-adviser uses both quantitative and qualitative techniques to identify stocks it believes are currently undervalued by the market. Criteria that the sub-adviser may consider in determining stock selection include: low relative valuation, earnings purity, earnings predictability, earnings estimate revision, high profile negative news, market volatility and aberrant price movement. Since these factors have a varying influence on the performance of stock prices, the sub-adviser evaluates the relative importance of each factor on a regular basis to determine the attractiveness of a particular security. The sub-adviser may also consider market indices and its own estimates of competitor portfolio weightings in managing the Fund’s investment portfolio.

As part of the portfolio management of the Fund, the sub-adviser employs Behavioral Finance techniques in an attempt to capitalize on investors’ behavioral biases and mental errors that can result in securities being mispriced. Behavioral Finance is the study of why people do not always behave in an economically rational manner. Economic irrationality typically arises from investors maximizing personal benefit (not wealth), emotional investing, heuristic biases (or “rule of thumb” biases) and cognitive errors. The sub-adviser attempts to exploit investors’ biases and errors that it believes to be recurring and predictable, and to minimize its own susceptibility to these same biases and errors.

An example of applying Behavioral Finance techniques to the Fund’s investment process is when investors over-emphasize recent, vivid events. The term used to describe this error is Availability Bias. Investors often oversell stocks of companies that are faced with a highly publicized negative event, such as a product tampering recall, a lawsuit or a government investigation. While news of this type is bad, it often has a smaller impact on a company’s earnings than is initially feared. As time passes, if investors’ initial worst fears do not materialize, the stock is likely to trade back into a more normal relationship to its earnings stream. The Fund attempts to exploit Availability Bias errors by comparing the stock of a company facing current negative publicity with others that have faced similar situations in the past. A worst-case scenario and likely corresponding stock price is projected and compared to the stock’s current market price. If the comparison is favorable, the stock may be purchased.

The Fund may invest up to 25% of its assets in U.S. dollar-denominated stocks and bonds of foreign companies, including up to 5% of its assets in securities of emerging market companies.

The Fund may also invest in hedging instruments, such as options, futures and certain other derivative instruments, to manage investment risk or to serve as a substitute for underlying securities positions. In addition, the Fund may invest up to 10% of its assets in exchange-traded funds, commonly called “ETFs,” to provide liquidity and diversified exposure to the small cap value markets and sectors.

For a more complete description of the securities in which the Fund can invest, please see “Other Investment Matters” and “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a general decline in the

PROSPECTUS

7

stock market. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Small Company Risk: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company’s financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks, as compared to those of larger firms.

Microcap Company Risk: Investing in microcap companies involves greater risk than investing in small, medium or large capitalization companies because the stocks of microcap companies tend to have greater price volatility and less liquidity than the stocks of larger companies. In addition, microcap companies tend to have smaller financial resources, less information available, more limited business lines and more geographic area concentration.

Investment Style Risk: The possibility that the kinds of securities on which this Fund focuses will underperform other types of investments or the market as a whole.

Non-Diversification Risk: The risk that, as a “non-diversified” fund under the Investment Company Act of 1940, the Fund may hold more concentrated positions in individual issuers than diversified mutual funds, and thereby have greater exposure to risks associated with an individual issuer.

Foreign Securities and Currency Risks: Investing in foreign markets involves greater risk than investing in the United States, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities may be affected by such factors as fluctuations in currency exchange rates, accounting and financial reporting standards that differ from those in the U.S. and that could convey incomplete or inaccurate financial information on companies, smaller and less liquid securities markets, social upheavals and political actions ranging from tax code changes to governmental collapse. Emerging market securities may be even more susceptible to these risks.

Exchange-Traded Funds Risk: Exchange-traded funds charge their own fees and expenses; thus, shareholders of the Fund may bear extra costs, such as duplicative management fees, brokerage commissions and related charges.

If the Fund invests in securities with additional risks, its share price volatility could be greater and its performance lower. In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay on your investment.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Pursuant to an agreement and plan of reorganization between the Fund and Bailard Cognitive Value Fund (the “Predecessor Fund”), on April 3, 2006 the Fund acquired all the assets and all of the identified liabilities of the Predecessor Fund in exchange for Class M Shares of the Fund (the “Reorganization”). As a result of the Reorganization, the Class M Shares of the Fund are the accounting successor of the Predecessor Fund. In the case of Class A Shares and Class C Shares, the historical performance information shown below for periods prior to April 3, 2006 reflects the Class M Shares (which reflect the historical performance of the Predecessor Fund) adjusted for Rule 12b-1 fees, shareholder servicing fees and expenses applicable to Class A and Class C Shares of the Fund. Historical performance of the Predecessor Fund is shown because the Fund did not have any operating history prior to the date of the Reorganization. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Class A Shares1 from year to year. If sales charges had been reflected, the Fund’s returns would be less than those shown below.*

Best Quarter	Worst Quarter
21.07%	-24.07%
(06/30/03)	(09/30/02)

*The performance information above is based on a calendar year. The Fund’s total return from 1/1/2009 to 9/30/2009 was 16.32%.

1The performance shown includes the performance of shares of the Predecessor Fund. The Predecessor Fund was reorganized into the Fund on April 3, 2006. The performance of the Class A Shares shown in the bar chart has been adjusted for Rule 12b-1 fees, shareholder servicing fees and expenses applicable to the Fund and Class A Shares.

PROSPECTUS

HIGHMARK EQUITY FUNDS

Cognitive Value Fund

8

This table compares the Fund’s average annual total returns for periods ending 12/31/08 to those of the S&P SmallCap 600/Citigroup Value Index.

	1 Year	5 Years		Since Inception*
Cognitive Value Fund[1]
Class A Shares (with a 5.50% sales charge)[2]
Return Before Taxes	-36.88%	-2.32	%(a)	0.96	%(a)
Return After Taxes on Distributions	-36.90%	-4.07	%(a)	-0.26	%(a)
Return After Taxes on Distributions and Sale of Fund Shares	-23.95%	-1.97	%(a)	0.80	%(a)
Class C Shares (with applicable Contingent Deferred Sales Charge)	-34.36%	-1.81	%(a)	1.12	%(a)
S&P SmallCap 600/Citigroup Value Index[3] (reflects no deduction for fees, expenses or taxes)	-29.51%	0.83%		3.67%

1The performance shown includes the performance of shares of the Predecessor Fund. The Predecessor Fund was reorganized into the Fund on April 3, 2006.

2After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class C Shares will vary.

3The S&P SmallCap 600/Citigroup Value Index is an index that measures the performance of a selection of stocks from the S&P SmallCap 600 Index (which is composed of 600 U.S. stocks with market capitalizations of $200 million to $1.0 billion upon inclusion in the index and that meet certain investability and financial viability standards) that meet certain value criteria as determined by Standard & Poor’s Corporation and Citigroup, Inc. on the basis of seven value and growth criteria. The Fund’s sub-adviser does not currently use a single index internally to evaluate the performance of the Fund. Instead, a dynamic subset of Morningstar’s universe of small cap stock mutual funds (as well as the S&P SmallCap 600/Citigroup Value Index) is used for performance comparison purposes. You cannot invest directly in an index.

(a) Prior to 4/03/06, performance data for Class A Shares and Class C Shares is based on the performance of shares of the Predecessor Fund, adjusted for Rule 12b-1 fees, shareholder servicing fees and expenses applicable to the Fund and those classes of Shares. The performance of the Class A Shares and Class C Shares shown in the table has also been adjusted for the sales charge applicable to Class A Shares and the maximum contingent deferred sales charge applicable to Class C Shares, respectively.

*Since 5/30/01.

FUND INFORMATION

Class	CUSIP	Ticker
Class A	431112432	HCLAX
Class C	431112424	HCLCX

DID YOU KNOW?

Value stocks are those that the managers believe may be undervalued relative to their earnings, financial strength or other qualities.

The managers consider small capitalization stocks to be those issued by companies with market capitalizations similar to those in the S&P SmallCap 600/Citigroup Value Index, although the Fund may invest in companies with market capitalizations that fall outside that range.

The managers consider microcap stocks to be those issued by companies with market capitalizations equal to or smaller than the smallest 15% of those in the S&P SmallCap 600/Citigroup Value Index.

PROSPECTUS

9

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*	5.50%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**	0.00%	1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***	2.00%	0.00%
Exchange Fee (as a percentage of amount exchanged, if applicable)***	2.00%	0.00%

Annual Fund Operating Expenses
	Class A Shares	Class C Shares
Investment Advisory Fees	0.75%	0.75%
Distribution (12b-1) Fees	0.25%	1.00%
Other Expenses	0.59%	0.34%
Acquired Fund Fees and Expenses†	0.01%	0.01%

Total Annual Fund Operating Expenses††	1.60%	2.10%
Fee Waivers	0.12%	0.02%
Net Expenses†††	1.48%	2.08%

*The sales charge for Class A Shares varies depending upon how much you invest. See “How Sales Charges Are Calculated.”

**If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See “How Sales Charges are Calculated.”

***Applicable to Class A Shares held 30 days or less. Does not include any wire transfer fees, if applicable.

†The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) for the fiscal year ended July 31, 2009.

††The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

†††The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in Acquired Funds) for Class A and Class C Shares from exceeding 1.47% and 2.07%, respectively, for the period beginning December 1, 2009 and ending on November 30, 2010. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$692	$1,016	$1,362	$2,336
Class C Shares
If you do not sell your shares:	$211	$656	$1,127	$2,430
If you sell your shares at the end of the period:	$311	$656	$1,127	$2,430

PROSPECTUS

HIGHMARK EQUITY FUNDS

Core Equity Fund

10

FUND SUMMARY

Investment Goal	To seek long-term capital appreciation
Investment Focus	U.S. common stocks
Principal Investment Strategy	Attempts to identify companies with strong earnings growth selling at attractive values
Share Price Volatility	Moderate to high
Investor Profile	Long-term investors seeking capital appreciation

INVESTMENT STRATEGY

HighMark Core Equity Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests primarily in the stocks of U.S. companies with capitalization similar to stocks in the Standard & Poor’s S&P 500 Index (“S&P 500 Index”). As of September 30, 2009, the market capitalization of companies that issue stocks included in the S&P 500 Index ranged from approximately $1.17 billion to $329 billion. Risk characteristics, such as sector exposure, dividend yield and other descriptors, should be relatively similar to the S&P 500 Index on average, as well.

The Adviser uses an actively managed bottom-up stock selection process for choosing securities across a large-cap equity market universe that primarily includes companies represented in the Russell 1000 Index. The Fund seeks to identify those securities most attractive from a fundamental perspective, based on certain valuation and management criteria, and the potential for price appreciation. Portfolio risk is managed using a portfolio construction process that imposes active security and sector exposure limits while balancing overall portfolio risk versus expected excess return. This portfolio management process determines buy and sell decisions in an effort to maintain an equity portfolio that is diversified across sectors. Risk characteristics of the portfolio are monitored in an effort to minimize return volatility relative to the S&P 500 Index. Investments are sold when, as determined by the Adviser, relative fundamentals deteriorate or alternative investments become sufficiently more attractive.

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities and generally will tend to keep cash exposure as low as practical to manage the Fund efficiently. The Fund may invest up to 20% of the Fund’s assets in foreign securities (which may include up to 5% of the Fund’s assets in emerging market securities), including ADRs and locally traded securities. The Fund may also invest in other types of securities, including bonds, as appropriate, to meet the Fund’s objective. Under volatile market conditions or extraordinary cash flow situations, the managers may invest up to 20% of the Fund’s assets in very short-term debt obligations called money market securities. Such a strategy could make it more difficult for the Fund to achieve its goals.

For a more complete description of the securities in which the Fund can invest, please see “Other Investment Matters” and “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Market Risk: The possibility that the Fund’s stock holdings may decline in price because of a general decline in the stock market. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Foreign Securities and Currency Risks: Investing in foreign markets involves greater risk than investing in the United States, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities may be affected by such factors as fluctuations in currency exchange rates, accounting and financial reporting standards that differ from those in the U.S. and that could convey incomplete or inaccurate financial information on companies, smaller and less liquid security markets, social upheavals and political actions ranging from tax code changes to governmental collapse. Emerging market securities may be even more susceptible to these risks.

Investment Style Risk: The possibility that the kinds of securities on which this Fund focuses will underperform other types of investments or the market as a whole.

If the Fund invests in securities with additional risks, its share price volatility could be greater and its performance lower. In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes you pay.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PROSPECTUS

11

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Class A Shares from year to year. If sales charges had been reflected, the Fund’s returns would be less than those shown below.*

Best Quarter	Worst Quarter
13.85%	-22.46%
(06/30/03)	(12/31/08)

*The performance information above is based on a calendar year. The Fund’s total return from 1/1/2009 to 9/30/2009 was 20.60%.

This table compares the Fund’s average annual total returns for periods ending 12/31/08 to those of the S&P 500 Index.

	1 Year	5 Years	Since Inception*
Core Equity Fund Class A Shares (with a 5.50% sales charge)[1]
Return Before Taxes	-39.57%	-4.81%	-5.83	%(a)
Return After Taxes on Distributions	-39.70%	-5.05%	-6.02	%(a)
Return After Taxes on Distributions and Sale of Fund Shares	-25.49%	-3.93%	-4.73	%(a)
Class B Shares (with applicable Contingent Deferred Sales Charge)	-39.67%	-4.71%	-5.81	%(a)
Class C Shares (with applicable Contingent Deferred Sales Charge)	-37.28%	-4.40%	-5.49	%(a)
S&P 500 Index[2] (reflects no deduction for fees, expenses or taxes)	-37.00%	-2.19%	-3.45%

1After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and Class C Shares will vary.

2The unmanaged S&P 500 Index generally reflects the performance of large companies in the U.S. stock market. You cannot invest directly in an index.

*Since 5/31/00.

(a) Prior to 6/30/00 for Class A Shares and Class B Shares and 11/28/03 for Class C Shares, performance data is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 5/31/00, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered shares, the annual returns for the classes would be substantially similar. The performance of the Fiduciary Shares has been adjusted for the sales charge applicable to Class A Shares and the maximum contingent sales charge applicable to Class B and Class C Shares but does not reflect Class A, Class B and Class C Shares’ Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

FUND INFORMATION

Class	CUSIP	Ticker
Class A	431112770	HCEAX
Class B	431112762	HCEBX
Class C	431112754	HCECX

PROSPECTUS

HIGHMARK EQUITY FUNDS

Core Equity Fund

12

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
	Class A Shares	Class B Shares#	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*	5.50%	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**	0.00%	5.00%	1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***	0.00%	0.00%	0.00%

Annual Fund Operating Expenses
	Class A Shares	Class B Shares	Class C Shares
Investment Advisory Fees	0.60%	0.60%	0.60%
Distribution (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses	0.59%	0.59%	0.34%

Total Annual Fund Operating Expenses	1.44%	1.94%	1.94%
Fee Waivers	0.19%	0.09%	0.09%
Net Expenses†	1.25%	1.85%	1.85%

#Class B Shares are only available to existing investors, either through reinvestment of dividends on previously-acquired Class B Shares or through exchange of Class B Shares of another HighMark Fund. Class B Shares automatically convert to Class A Shares 8 years after you buy them and will be subject to a lower distribution fee.

*The sales charge for Class A Shares varies depending upon how much you invest. See “How Sales Charges Are Calculated.”

**If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See “How Sales Charges are Calculated.”

***Does not include any wire transfer fees, if applicable.

†The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) for Class A, Class B and Class C Shares from exceeding 1.25%, 1.85% and 1.85%, respectively, for the period beginning December 1, 2009 and ending on November 30, 2010. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$670	$963	$1,277	$2,164
Class B Shares
If you do not sell your shares:	$188	$600	$1,039	$2,128
If you sell your shares at the end of the period:	$688	$900	$1,239	$2,128
Class C Shares
If you do not sell your shares:	$188	$600	$1,039	$2,257
If you sell your shares at the end of the period:	$288	$600	$1,039	$2,257

PROSPECTUS

HIGHMARK EQUITY FUNDS

Enhanced Growth Fund

13

FUND SUMMARY

Investment Goal	To seek long-term capital appreciation
Investment Focus	Common and preferred securities of companies located in the U.S. and abroad
Principal Investment Strategy	Seeks companies with superior sales and earnings growth potential
Share Price Volatility	High
Investor Profile	Long-term investors seeking capital appreciation

INVESTMENT STRATEGY

HighMark Enhanced Growth Fund seeks long-term capital appreciation. To pursue this goal, the Fund will, under normal market conditions, invest its assets primarily in common and preferred securities that the sub-adviser believes have superior sales and earnings growth potential located in the U.S. and abroad. It is expected that under normal market conditions, the Fund will invest in established companies in the semiconductor, semiconductor equipment, hardware, software, services, communications, and biotechnology sub sectors of the market, and in other industries as needed. The Fund may also invest up to 25% of its assets in U.S. dollar-denominated stocks and bonds of foreign companies, including up to 5% of its assets in securities of emerging market companies.

Using a combination of qualitative and quantitative techniques, the Fund seeks to identify and invest in companies that offer superior sales and earnings growth prospects. The sub-adviser seeks to add value to the Fund’s portfolio through stock selection while maintaining an appropriate risk profile generally relative to the NASDAQ-100 Index. As of September 30, 2009, the market capitalization of companies that issue stocks included in the NASDAQ-100 Index ranged from approximately $2.4 billion to $231 billion. Valuation, earnings growth, revenue growth and earnings sustainability and predictability are the primary factors used in determining stock selection. Since these factors have a varying influence on the performance of stock prices, the sub-adviser evaluates the relative importance of each factor on a regular basis to determine the attractiveness of a particular security. The sub-adviser may also consider market indices and its own estimates of competitor portfolio weightings in managing the Fund’s portfolio.

The Fund may also invest opportunistically in initial public offerings, also called IPOs, and in securities of new public companies that have had their IPO within the last six months. In choosing these companies, the sub-adviser will utilize both public and private information sources to identify attractive candidates. The Fund looks to invest in opportunities to penetrate new and existing markets specifically within the technology, biotechnology and other growth industries. In looking at particular companies, the sub-adviser evaluates the scope of business of a company and its competitive landscape, as well as its management team’s experience.

The Fund may also invest in hedging instruments, such as options, futures and certain other derivative instruments, to manage investment risk or to serve as a substitute for underlying security positions.

For a more complete description of the securities in which the Fund can invest, please see “Other Investment Matters” and “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Market Risk: The possibility that the Fund’s stock holdings may decline in price because of a general decline in the stock market. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk: The possibility that the kinds of securities on which this Fund focuses will underperform other types of investments or the market as a whole.

Industry/Sector Risk: The risk associated with excessive exposure to any one industry or sector. Because the Fund’s investment universe is currently mainly comprised of securities in the technology and healthcare sectors, the Fund has a heavy weighting in these sectors.

New Public Company Risk: The risks associated with investing in new public companies. These risks include small size, limited financial resources and operating history, dependence on a limited number of products and markets, and lack of management depth.

PROSPECTUS

HIGHMARK EQUITY FUNDS

Enhanced Growth Fund

14

Non-Diversification Risk: The risk that, as a “non-diversified” fund under the Investment Company Act of 1940, the Fund may hold more concentrated positions in individual issuers than diversified mutual funds, and thereby have greater exposure to risks associated with an individual issuer.

Foreign Securities and Currency Risks: Investing in foreign markets involves greater risk than investing in the United States, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities may be affected by such factors as fluctuations in currency exchange rates, accounting and financial reporting standards that differ from those in the U.S. and that could convey incomplete or inaccurate financial information on companies, smaller and less liquid securities markets, social upheavals and political actions ranging from tax code changes to governmental collapse. Emerging market securities may be even more susceptible to these risks.

If the Fund invests in securities with additional risks, its share price volatility could be greater and its performance lower. In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes you pay.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Pursuant to an agreement and plan of reorganization between the Fund and Bailard Enhanced Growth Fund (the “Predecessor Fund”), on April 3, 2006 the Fund acquired all the assets and all of the identified liabilities of the Predecessor Fund in exchange for Class M Shares of the Fund (the “Reorganization”). As a result of the Reorganization, the Class M Shares of the Fund are the accounting successor of the Predecessor Fund. In the case of Class A Shares and Class C Shares, the historical performance information shown below for periods prior to April 3, 2006 reflects the Class M Shares (which reflect the historical performance of the Predecessor Fund) adjusted for Rule 12b-1 fees, shareholder servicing fees and expenses applicable to Class A and Class C Shares of the Fund. Historical performance of the Predecessor Fund is shown because the Fund did not have any operating history prior to the date of the Reorganization. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Class A Shares1 from year to year. If sales charges had been reflected, the Fund’s returns would be less than those shown below.*

Best Quarter	Worst Quarter
16.97%	-26.59%
(12/31/02)	(06/30/02)

*The performance information above is based on a calendar year. The Fund’s total return from 1/1/2009 to 9/30/2009 was 43.36%.

1The performance shown includes the performance of shares of the Predecessor Fund. The Predecessor Fund was reorganized into the Fund on April 3, 2006. The performance of the Class A Shares shown in the bar chart has been adjusted for Rule 12b-1 fees, shareholder servicing fees and expenses applicable to the Fund and Class A Shares.

PROSPECTUS

15

This table compares the Fund’s average annual total returns for periods ending 12/31/08 to those of the NASDAQ-100 Index.

	1 Year	5 Years		Since Inception*
Enhanced Growth Fund[1]
Class A Shares (with a 5.50% sales charge)[2]
Return Before Taxes	-47.16%	-7.39	%(a)	-7.51	%(a)
Return After Taxes on Distributions	-47.16%	-7.45	%(a)	-7.54	%(a)
Return After Taxes on Distributions and Sale of Fund Shares	-30.65%	-6.15	%(a)	-6.12	%(a)
Class C Shares (with applicable Contingent Deferred Sales Charge)	-45.01%	-6.85	%(a)	-7.29	%(a)
NASDAQ-100 Index[3]
(reflects no deduction for fees, expenses or taxes)	-41.89%	-3.76%		-4.94%

1The performance shown includes the performance of shares of the Predecessor Fund. The Predecessor Fund was reorganized into the Fund on April 3, 2006.

2After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class C Shares will vary.

3The NASDAQ-100 Index is a modified capitalization-weighted index that measures the performance of the 100 largest domestic and international non-financial stocks listed on the NASDAQ Stock Market. The Fund’s sub-adviser does not currently use a single index internally to evaluate the performance of the Fund. Instead, a dynamic subset of Morningstar’s universe of specialty technology mutual funds (as well as the NASDAQ-100 Index) is used for performance comparison purposes. You cannot invest directly in an index.

(a) Prior to 4/03/06, performance data for Class A Shares and Class C Shares is based on the performance of shares of the Predecessor Fund, adjusted for Rule 12b-1 fees, shareholder servicing fees and expenses applicable to the Fund and those classes of Shares. The performance of the Class A Shares and Class C Shares shown in the table has also been adjusted for the sales charge applicable to Class A Shares and the maximum contingent deferred sales charge applicable to Class C Shares, respectively.

*Since 5/30/01.

FUND INFORMATION

Class	CUSIP	Ticker
Class A	431112382	HEHAX
Class C	431112374	HEGCX

PROSPECTUS

HIGHMARK EQUITY FUNDS

Enhanced Growth Fund

16

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*	5.50%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**	0.00%	1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***	0.00%	0.00%

Annual Fund Operating Expenses
	Class A Shares	Class C Shares
Investment Advisory Fees	0.75%	0.75%
Distribution (12b-1) Fees	0.25%	1.00%
Other Expenses	0.56%	0.31%

Total Annual Fund Operating Expenses	1.56%	2.06%
Fee Waivers	0.11%	0.01%
Net Expenses†	1.45%	2.05%

*The sales charge for Class A Shares varies depending upon how much you invest. See “How Sales Charges Are Calculated.”

**If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See “How Sales Charges are Calculated.”

***Does not include any wire transfer fees, if applicable.

†The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) for Class A and Class C Shares from exceeding 1.45% and 2.05%, respectively, for the period beginning December 1, 2009 and ending on November 30, 2010. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$689	$1,005	$1,343	$2,296
Class C Shares
If you do not sell your shares:	$208	$645	$1,108	$2,389
If you sell your shares at the end of the period:	$308	$645	$1,108	$2,389

PROSPECTUS

HIGHMARK EQUITY FUNDS

Equity Income Fund

17

FUND SUMMARY

Investment Goal	To seek total return from income and capital appreciation
Investment Focus	U.S. dividend-paying common stocks
Principal Investment Strategy	Create a sector-diversified portfolio of U.S. dividend-paying stocks
Share Price Volatility	Moderate
Investor Profile	Long-term investors seeking both capital appreciation and income

INVESTMENT STRATEGY

HighMark Equity Income Fund seeks a total return from income and capital appreciation. To pursue this goal, the Fund seeks to invest in stocks that provide a dividend yield that is generally greater than the average yield for each stock’s representative Global Industry Classification Standard (“GICS”) sector and provide exposure across major sectors of the domestic equity market, as defined by GICS.

The sub-adviser uses a stock selection process that begins by identifying U.S. dividend paying stocks within a market capitalization range that reflects that of the Russell 1000 Value Index (the “investable universe”). As of September 30, 2009, the market capitalization of companies that issue stocks included in the Russell 1000 Value Index ranged from approximately $362 million to $329 billion. The sub-adviser then assigns each stock within the investable universe into its appropriate GICS industry sector. The sub-adviser ranks each stock within each of the GICS industry sectors by its dividend yield — highest dividend yield to lowest dividend yield. The sub-adviser seeks to invest in stocks that provide a yield that exceeds the average yield of its representative industry sector. The sub-adviser uses additional screens throughout the stock selection process to attempt to select stocks with more favorable valuation and higher quality of earnings characteristics, such as stronger cash flows, growth potential, dividends and other favorable investment characteristics.

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities.

Under normal circumstances, the Fund may invest up to 20% of its assets in various other instruments, including, but not limited to, ADRs and index futures contracts and index options, including options on futures contracts, and other derivatives.

The Fund also may invest up to 10% of its assets in exchange-traded funds and in options on exchange-traded funds. From time to time, the sub-adviser may elect to invest more than 25% of the Fund’s assets in common stocks of companies which operate in the financial services sector.

For a more complete description of the securities in which the Fund can invest, please see “Other Investment Matters” and “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a general decline in the stock market. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of an investment will tend to go up or down in response to these movements.

Options and Futures Strategies Risk: Losses associated with index futures contracts and index options in which the Fund may invest sometimes can be substantial. This partly is because a relatively small price movement in an index option or an index futures contract could result in an immediate and substantial loss or gain for the Fund. Also, there is a possibility that active trading may decline or cease altogether in the secondary market for a futures contract or an option held by the Fund. The Fund consequently might be unable to close out a position prior to its maturity date, which could limit its ability to avoid further loss on the position.

Exchange-Traded Funds Risk: Exchange-traded funds charge their own fees and expenses; thus, shareholders of the Fund will, through the Fund’s investment in exchange-traded funds, bear extra costs, such as duplicative management fees, brokerage commissions and other charges.

Industry/Sector Risk: The risk associated with excessive exposure to any one industry or sector. Because the Fund seeks to invest in stocks that provide a yield that exceeds the average yield of its representative industry sector and because a high percentage of these stocks are financial services based companies, the Fund, from time to time,

PROSPECTUS

HIGHMARK EQUITY FUNDS

Equity Income Fund

18

focuses its investments (i.e., invests more than 25% of its assets) in the financial services sector. This sector concentration exposes the Fund to risks associated with economic conditions in the financial services sector. Those risks include the following, among others:

•

Government Regulation. Companies in the financial services sector are subject to extensive government regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain. There is also the risk of government intervention in the sector, including such activities as forced receivership or restructuring of companies which could severely adversely affect the values of an investment in company stock.

•	Interest Rate Increases. The profitability of companies in this sector is adversely affected by increases in interest rates.

•	Loan Losses. The profitability of companies in this sector is adversely affected by loan losses, which usually increase in economic downturns.

•	Consolidation and Competition. Newly enacted laws may result in increased inter-industry consolidation and competition in the financial sector.

Investment Style Risk: The possibility that the kinds of securities on which a Fund focuses will underperform other types of investments or the market as a whole.

If the Fund invests in securities with additional risks, its share price volatility could be greater and its performance lower. In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay on your investment.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Pursuant to an agreement and plan of reorganization between the Fund and North Track Equity Income Fund (the “Predecessor Fund”) on June 8, 2009, the Fund acquired all the assets and all of the identified liabilities of the Predecessor Fund in exchange for Class A Shares, Class B Shares and Class C Shares of the Fund (the “Reorganization”). As a result of the Reorganization, the Fund is the accounting successor of the Predecessor Fund. The historical performance information shown below reflects the performance of the Predecessor Fund, since the Fund did not have any operating history prior to the date of the Reorganization. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Class A Shares1 from year to year. If sales charges had been reflected, the Fund’s returns would be less than those shown below.*

Best Quarter	Worst Quarter
7.88%	-21.86%
03/31/06	12/31/08

*The performance information above is based on a calendar year. The Fund’s total return from 01/01/2009 to 09/30/2009 was 10.88%.

1The performance shown includes the performance of Class A shares of the Predecessor Fund. The Predecessor Fund was reorganized into the Fund on June 8, 2009.

PROSPECTUS

19

This table compares the Fund’s average annual total returns for periods ending 12/31/08 to those of the Russell 1000 Value Index.

	1 Year	Since Inception (4/1/05)
Equity Income Fund[1]
Class A Shares (with a 5.50% sales charge)[2]
Return Before Taxes	-38.39%	-7.15%
Return After Taxes on Distributions	-38.70%	-7.86%
Return After Taxes on Distributions and Sale of Fund Shares	-24.58%	-5.90%
Class B Shares (with applicable Contingent Deferred Sales Charge)	-38.49%	-7.13%
Russell 1000 Value Index[3] (reflects no deduction for fees, expenses or taxes)	-36.85%	-4.94%

	1 Year	Since Inception (4/4/05)
Class C Shares (with applicable Contingent Deferred Sales Charge)	-35.89%	-6.19%
Russell 1000 Value Index[3] (reflects no deduction for fees, expenses or taxes)	-36.85%	-4.98%

1The performance shown includes the performance of shares of the Predecessor Fund. The Predecessor Fund was reorganized into the Fund on June 8, 2009. The performance of the Class A Shares, Class B Shares and Class C Shares shown in the table has been adjusted for the sales charge applicable to Class A Shares and the maximum contingent deferred sales charge applicable to Class B Shares and Class C Shares, respectively.

2After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

3The unmanaged Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

FUND INFORMATION

Class	CUSIP	Ticker
Class A	431113208	NJPAX
Class B	431113307	NJPBX
Class C	431113406	NJPCX

PROSPECTUS

HIGHMARK EQUITY FUNDS

Equity Income Fund

20

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
	Class A Shares	Class B Shares#	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*	5.50%	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**	0.00%	5.00%	1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***	0.00%	0.00%	0.00%
Annual Fund Operating Expenses
	Class A Shares	Class B Shares	Class C Shares
Investment Advisory Fees	0.55%	0.55%	0.55%
Distribution (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses†	0.68%	0.68%	0.43%

Total Annual Fund Operating Expenses	1.48%	1.98%	1.98%
Fee Waivers	0.33%	0.23%	0.23%
Net Expenses††	1.15%	1.75%	1.75%

#Class B Shares are only available to existing investors, either through reinvestment of dividends on previously-acquired Class B Shares or through exchange of Class B Shares of another HighMark Fund. Class B Shares automatically convert to Class A Shares 8 years after you buy them and will be subject to a lower distribution fee.

*The sales charge for Class A Shares varies depending upon how much you invest. See “How Sales Charges Are Calculated.”

**If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See “How Sales Charges are Calculated.”

***Does not include any wire transfer fees, if applicable.

†Expense information in the table has been restated to reflect current fees.

††The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) for Class A, Class B and Class C Shares from exceeding 1.15%, 1.75% and 1.75%, respectively, for the period beginning December 1, 2009 and ending on November 30, 2010. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$661	$962	$1,284	$2,194
Class B Shares
If you do not sell your shares:	$178	$599	$1,046	$2,159
If you sell your shares at the end of the period:	$678	$899	$1,246	$2,159
Class C Shares
If you do not sell your shares:	$178	$599	$1,046	$2,288
If you sell your shares at the end of the period:	$278	$599	$1,046	$2,288

PROSPECTUS

HIGHMARK EQUITY FUNDS

Fundamental Equity Fund

21

FUND SUMMARY

Investment Goal	To seek long-term capital appreciation through investments in U.S. equity securities
Investment Focus	U.S. common stocks
Principal Investment Strategy	Seeks to invest in high quality companies that are priced below their intrinsic value
Share Price Volatility	Moderate to High
Investor Profile	Long-term investors seeking capital appreciation

INVESTMENT STRATEGY

HighMark Fundamental Equity Fund seeks long-term capital appreciation through investments in U.S. equity securities.

To pursue its goal, the Fund invests primarily in common stocks of large U.S. companies. In particular, the portfolio managers look for companies with certain key attributes, which may include strong or improving profitability, sustainable competitive advantage, a healthy balance sheet and quality management. As part of this process, the portfolio managers engage in a fundamental analysis of candidate companies that seeks to determine the sustainability of these key attributes and to determine the company’s long-term earnings growth potential. Successful candidates are those whose key attributes are believed to be sustainable and whose earnings growth is determined to be underappreciated based on current valuation.

Portfolio holdings are reviewed for possible sale if the stock is no longer considered undervalued, the stock price declines materially, one or more of the company’s key attributes fails to be sustainable or there are unexpected changes in company management or strategy.

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities.

In addition to the securities described above, the Fund may invest up to 20% of the Fund’s assets in foreign securities (which may include up to 10% of the Fund’s assets in emerging market securities), including ADRs and securities traded in foreign markets. The Fund may also invest in other types of securities, including bonds. In an effort to preserve the value of your investment under volatile market conditions, the Fund may invest more than 20% of its assets in very short-term debt obligations called money market securities. Such investments could make it more difficult for the Fund to achieve its goals.

For a more complete description of the securities in which the Fund can invest, please see “Other Investment Matters” and “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a general decline in the stock market. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk: The possibility that the kinds of stocks on which this Fund focuses will underperform other types of investments or the market as a whole.

Foreign Securities and Currency Risks: Investing in foreign markets involves greater risk than investing in the United States, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities may be affected by such factors as fluctuations in currency exchange rates, accounting and financial reporting standards that differ from those in the U.S and that could convey incomplete or inaccurate financial information on companies, smaller and less liquid securities markets, social upheavals and political actions ranging from tax code changes to governmental collapse. Emerging market securities may be even more susceptible to these risks.

If the Fund invests in securities with additional risks, its share price volatility could be greater and its performance lower. In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay.

PROSPECTUS

HIGHMARK EQUITY FUNDS

Fundamental Equity Fund

22

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PERFORMANCE INFORMATION

This section would normally include a bar chart and a table showing how the Fund has performed and how its performance has varied from year to year. Because the Fund had less than a full calendar year of performance as of the date of this Prospectus, the bar chart and table are not shown.

FUND INFORMATION

Class	CUSIP	Ticker
Class A	431112259	HMFAX
Class C	431112242	HMFCX

PROSPECTUS

23

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*	5.50%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**	0.00%	1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***	0.00%	0.00%

Annual Fund Operating Expenses
	Class A Shares	Class C Shares
Investment Advisory Fees	0.60%	0.60%
Distribution (12b-1) Fees	0.25%	1.00%
Other Expenses	1.21%	0.96%
Acquired Fund Fees and Expenses†	0.01%	0.01%

Total Annual Fund Operating Expenses††	2.07%	2.57%
Fee Waivers	0.84%	0.74%
Net Expenses†††	1.23%	1.83%

*The sales charge for Class A Shares varies depending upon how much you invest. See “How Sales Charges Are Calculated.”

**If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See “How Sales Charges are Calculated.”

***Does not include any wire transfer fees, if applicable.

†The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) for the fiscal year ended July 31, 2009.

††The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

†††The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in Acquired Funds) for Class A and Class C Shares from exceeding 1.22% and 1.82%, respectively, for the period beginning December 1, 2009 and ending on November 30, 2010. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$668	$1,086	$1,529	$2,755
Class C Shares
If you do not sell your shares:	$186	$729	$1,299	$2,850
If you sell your shares at the end of the period:	$286	$729	$1,299	$2,850

PROSPECTUS

HIGHMARK EQUITY FUNDS

Geneva Mid Cap Growth Fund

24

FUND SUMMARY

Investment Goal	To seek long-term capital appreciation
Investment Focus	Common stocks of medium-sized U.S. companies
Principal Investment Strategy	Seeks high quality mid cap growth stocks
Share Price Volatility	Moderate to High
Investor Profile	Risk-tolerant investors seeking high long-term returns

INVESTMENT STRATEGY

HighMark Geneva Mid Cap Growth Fund seeks long-term capital appreciation. To pursue this goal, the Fund seeks to invest under normal market conditions in common stocks of publicly traded companies that the sub-adviser believes demonstrate, at the time of a stock’s purchase, strong growth characteristics such as a leadership position in the relevant industry, a sustainable advantage, the ability to increase market share, strong earnings growth potential and experienced management.

The Fund’s investment focus is on U.S. companies whose market capitalization is generally within the market capitalization range of the companies represented in the Russell Midcap Index at time of purchase, although the Fund may invest in companies outside this range. As of September 30, 2009, the market capitalization of companies that issue stocks included in the Russell Midcap Index ranged from approximately $361 million to $15.7 billion. Under normal circumstances, the Fund will invest at least 80% of its assets in medium capitalization U.S. companies. In selecting growth stocks for the Fund, the sub-adviser emphasizes a “bottom-up” fundamental analysis (i.e., developing an understanding of the specific company through any of research, meetings with management and analysis of the company’s financial statements and public disclosures). The sub-adviser’s “bottom-up” approach is supplemented by “top-down” considerations (i.e., reviewing general economic conditions and analyzing their effect on various industries). The sub-adviser also seeks to screen out high risk ideas, such as turnaround stories, initial public offerings and companies that have less than three years of operating history or do not have earnings.

The sub-adviser then focuses on companies that it believes are outperforming or growing faster than others in their industry and applies a proprietary valuation model to determine their values compared to the broader securities markets. Stocks that meet the above criteria are reviewed and approved by the portfolio management team before they are purchased for the

Fund. The sub-adviser also seeks industry diversification in its investment approach and seeks to invest in companies that it believes have leading positions in industries that offer growth potential. While it may not always do so, the sub-adviser generally will sell some or all of a company’s stock if: (a) the sub-adviser perceives a major change in the long-term outlook for the company or its industry, (b) the stock becomes extremely overvalued based on the sub-adviser’s proprietary valuation model, (c) the market value of the particular holding represents more than 5% of the Fund’s total assets or (d) more than 25% of the Fund’s total assets are invested in a single industry.

The Fund may also invest up to 10% of its assets in exchange-traded funds.

For a more complete description of the securities in which the Fund can invest, please see “Other Investment Matters” and “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a general decline in the stock market. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of an investment will tend to go up or down in response to these movements.

Small and Medium-Sized Company Stock Risk: Investing in small- and medium-sized companies is generally more risky than investing in large companies, for a variety of reasons. Many small- and medium-sized companies are young and have limited track records. They also may have limited product lines, markets or financial resources. They may, in addition, be more vulnerable to adverse business or economic developments than larger companies. Stocks

PROSPECTUS

25

issued by small- and medium-sized companies tend to be less liquid and more volatile than stocks of larger companies or the market averages in general. In addition, small- and medium-sized companies may not be well-known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects. The performance of a fund that concentrates on small- or medium-sized companies may be more volatile than that of a fund that invests primarily in larger companies.

Investment Style Risk: The possibility that the kinds of securities on which the Fund focuses will underperform other types of investments or the market as a whole.

Exchange-Traded Funds Risk: Exchange-traded funds charge their own fees and expenses; thus, shareholders of the Fund will, through the Fund’s investment in exchange-traded funds, bear extra costs, such as duplicative management fees, brokerage commissions and other charges.

If the Fund invests in securities with additional risks, its share price volatility could be greater and its performance lower. In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes you pay on your investment.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Pursuant to an agreement and plan of reorganization between the Fund and North Track Geneva Growth Fund (the “Predecessor Fund”) on June 8, 2009, the Fund acquired all the assets and all of the identified liabilities of the Predecessor Fund in exchange for Class A Shares, Class B Shares and Class C Shares of the Fund (the “Reorganization”). As a result of the Reorganization, the Fund is the accounting successor of the Predecessor Fund. The historical performance information shown below reflects the performance of the Predecessor Fund, since the Fund did not have any operating history prior to the date of the Reorganization. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Class A Shares1 from year to year. If sales charges had been reflected, the Fund’s returns would be less than those shown below.*

Best Quarter	Worst Quarter
18.68%	-24.61%
(12/31/01)	(12/31/08)

*The performance information above is based on a calendar year. The Fund’s total return from 01/01/2009 to 09/30/2009 was 26.23%.

1The performance shown includes the performance of Class A shares of the Predecessor Fund. The Predecessor Fund was reorganized into the Fund on June 8, 2009.

PROSPECTUS

HIGHMARK EQUITY FUNDS

Geneva Mid Cap Growth Fund

26

This table compares the Fund’s average annual total returns for periods ending 12/31/08 to those of the Russell Midcap Growth Index.

	1 Year	5 Years	Since Inception (1/4/99)
Geneva Mid Cap Growth Fund[1]
Class A Shares (with a 5.50% sales charge)[2]
Return Before Taxes	-39.59%	-0.18%	2.40%
Return After Taxes on Distributions	-39.59%	-0.36%	2.31%
Return After Taxes on Distributions and Sale of Fund Shares	-25.73%	-0.07%	2.12%
Class B Shares (with applicable Contingent Deferred Sales Charge)	-39.66%	-0.18%	2.25%
Russell Midcap Growth Index[3] (reflects no deduction for fees, expenses or taxes)	-44.32%	-2.33%	-0.16%

	1 Year	5 Years	Since Inception (5/8/00)
Class C Shares (with applicable Contingent Deferred Sales Charge)	-37.15%	0.20%	1.79%
Russell Midcap Growth Index[3] (reflects no deduction for fees, expenses or taxes)	-44.32%	-2.33%	-5.27%

1The performance shown includes the performance of shares of the Predecessor Fund. The Predecessor Fund was reorganized into the Fund on June 8, 2009. The performance of the Class A Shares, Class B Shares and Class C Shares shown in the table has been adjusted for the sales charge applicable to Class A Shares and the maximum contingent deferred sales charge applicable to Class B Shares and Class C Shares, respectively.

2After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

3The unmanaged Russell Midcap Growth Index measures the performance of those stocks of the Russell Midcap Index which have higher price-to-book ratios and higher forecasted growth rates. You cannot invest directly in an index.

FUND INFORMATION

Class	CUSIP	Ticker
Class A	431113604	PNMAX
Class B	431113703	PNMBX
Class C	431113802	MGPCX

PROSPECTUS

27

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
	Class A Shares	Class B Shares#	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*	5.50%	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**	0.00%	5.00%	1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***	0.00%	0.00%	0.00%
Annual Fund Operating Expenses
	Class A Shares	Class B Shares	Class C Shares
Investment Advisory Fees	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses†	0.52%	0.52%	0.27%
Acquired Fund Fees and Expenses††	0.02%	0.02%	0.02%

Total Annual Fund Operating Expenses†††	1.54%	2.04%	2.04%
Fee Waivers	0.14%	0.04%	0.04%
Net Expenses††††	1.40%	2.00%	2.00%

#Class B Shares are only available to existing investors, either through reinvestment of dividends on previously-acquired Class B Shares or through exchange of Class B Shares of another HighMark Fund. Class B Shares automatically convert to Class A Shares 8 years after you buy them and will be subject to a lower distribution fee.

*The sales charge for Class A Shares varies depending upon how much you invest. See “How Sales Charges Are Calculated.”

**If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See “How Sales Charges are Calculated.”

***Does not include any wire transfer fees, if applicable.

†Expense information in the table has been restated to reflect current fees.

††The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) for the fiscal year ended July 31, 2009.

†††The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

††††The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in Acquired Funds) for Class A, Class B and Class C Shares from exceeding 1.38%,1.98% and 1.98%, respectively, for the period beginning December 1, 2009 and ending on November 30, 2010. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$685	$997	$1,331	$2,272
Class B Shares
If you do not sell your shares:	$203	$636	$1,095	$2,238
If you sell your shares at the end of the period:	$703	$936	$1,295	$2,238
Class C Shares
If you do not sell your shares:	$203	$636	$1,095	$2,366
If you sell your shares at the end of the period:	$303	$636	$1,095	$2,366

PROSPECTUS

HIGHMARK EQUITY FUNDS

Geneva Small Cap Growth Fund

28

FUND SUMMARY

Investment Goal	To seek long-term capital appreciation
Investment Focus	Common stocks of small U.S. companies
Principal Investment Strategy	Seeks high quality small cap growth stocks
Share Price Volatility	Moderate to High
Investor Profile	Risk-tolerant investors seeking high long-term returns

INVESTMENT STRATEGY

HighMark Geneva Small Cap Growth Fund seeks long-term capital appreciation. To pursue this goal, the Fund seeks to invest under normal market conditions in common stocks of publicly traded companies that the sub-adviser believes demonstrate, at the time of a stock’s purchase, strong growth characteristics such as a leadership position in the relevant industry, a sustainable advantage, the ability to increase market share, strong earnings growth potential and experienced management.

The Fund’s investment focus is on U.S. companies whose market capitalization is generally within the market capitalization range of the companies represented in the Russell 2000 Index at time of purchase, although the Fund may invest in companies outside this range. As of September 30, 2009, the market capitalization of companies that issue stocks included in the Russell 2000 Index ranged from approximately $15 million to $3.6 billion. Under normal circumstances, the Fund will invest at least 80% of its assets in small capitalization U.S. companies. In selecting growth stocks for the Fund, the sub-adviser emphasizes a “bottom-up” fundamental analysis (i.e., developing an understanding of the specific company through any of research, meetings with management and analysis of the company’s financial statements and public disclosures). The sub-adviser’s “bottom-up” approach is supplemented by “top-down” considerations (i.e., reviewing general economic conditions and analyzing their effect on various industries). The sub-adviser also seeks to screen out high risk ideas, such as turnaround stories, initial public offerings and companies that do not have earnings.

The sub-adviser then focuses on companies that it believes are outperforming or growing faster than others in their industry and applies a proprietary valuation model to determine their values compared to the broader securities markets. Stocks that meet the above criteria are reviewed and approved by the portfolio management team before they are purchased for the Fund. The sub-adviser also seeks industry diversification in its investment approach and seeks to invest in companies that offer niche products or services in growing industries. While it may not always do so, the sub-adviser generally will sell some or all of a company’s stock if: (a) the sub-adviser perceives a major change in the long-term outlook for the company or its industry, (b) the stock becomes extremely overvalued based on the sub-adviser’s proprietary valuation model, (c) the market value of the particular holding represents more than 5% of the Fund’s total assets or (d) more than 25% of the Fund’s total assets are invested in a single industry.

The Fund may also invest up to 10% of its assets in exchange-traded funds.

For a more complete description of the securities in which the Fund can invest, please see “Other Investment Matters” and “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a general decline in the stock market. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of an investment will tend to go up or down in response to these movements.

Investment Style Risk: The possibility that the kinds of securities on which the Fund focuses will underperform other types of investments or the market as a whole.

Small Company Stock Risk: Investing in small companies is generally more risky than investing in large companies, for a variety of reasons. Many small companies are young

PROSPECTUS

29

and have limited track records. They also may have limited product lines, markets or financial resources. They may, in addition, be more vulnerable to adverse business or economic developments than larger companies. Stocks issued by small companies tend to be less liquid and more volatile than stocks of larger companies or the market averages in general. In addition, small companies may not be well-known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects. Companies that offer niche products or services may be especially vulnerable to declines in market demand for those products or services. The performance of a fund that concentrates on small companies may be more volatile than that of a fund that invests primarily in larger companies.

Exchange-Traded Funds Risk: Exchange-traded funds charge their own fees and expenses; thus, shareholders of the Fund will, through the Fund’s investment in exchange-traded funds, bear extra costs, such as duplicative management fees, brokerage commissions and other charges.

If the Fund invests in securities with additional risks, its share price volatility could be greater and its performance lower. In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay on your investment.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PERFORMANCE INFORMATION

This section would normally include a bar chart and a table showing how the Fund has performed and how its performance has varied from year to year. Because the Fund had less than a full calendar year of performance as of the date of this Prospectus, the bar chart and table are not shown.

FUND INFORMATION

Class	CUSIP	Ticker
Class A	431113877	HGASX
Class C	431113851	HGCSX

PROSPECTUS

HIGHMARK EQUITY FUNDS

Geneva Small Cap Growth Fund

30

 FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*	5.50%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**	0.00%	1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***	2.00%	0.00%
Exchange Fee (as a percentage of amount redeemed, if applicable)***	2.00%	0.00%
Annual Fund Operating Expenses
	Class A Shares	Class C Shares
Investment Advisory Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	1.00%
Other Expenses†	0.54%	0.29%
Acquired Fund Fees and Expenses††	0.02%	0.02%

Total Annual Fund Operating Expenses	1.81%	2.31%
Fee Waivers	0.17%	0.07%
Net Expenses†††	1.64%	2.24%

*The sales charge for Class A Shares varies depending upon how much you invest. See “How Sales Charges Are Calculated.”

**If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See “How Sales Charges are Calculated.”

***Applicable to Class A Shares held 30 days or less. Does not include any wire transfer fees, if applicable.

†Other Expenses are based on estimated amounts for the current fiscal year.

††Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year and reflect estimated indirect expenses associated with investments in certain pooled investment vehicles (“Acquired Funds”).

†††The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in Acquired Funds) for Class A and Class C Shares from exceeding 1.62% and 2.22%, respectively, for the period beginning December 1, 2009 and ending on November 30, 2010. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$708	$1,073	$1,461	$2,546
Class C Shares
If you do not sell your shares:	$227	$715	$1,229	$2,640
If you sell your shares at the end of the period:	$327	$715	$1,229	$2,640

PROSPECTUS

HIGHMARK EQUITY FUNDS

International Opportunities Fund

31

FUND SUMMARY

Investment Goal	To seek long-term capital appreciation
Investment Focus	Common stocks of foreign companies
Principal Investment Strategy	Top-down country and stock selection using a multifactor approach
Share Price Volatility	Moderate to High
Investor Profile	Long-term investors seeking capital appreciation

INVESTMENT STRATEGY

HighMark International Opportunities Fund seeks long-term capital appreciation. To pursue this goal, the Fund will, under normal market conditions, invest its assets primarily in the equity securities of issuers located in developed and, to a lesser extent, emerging market countries around the world. It will normally invest in established companies in Europe, the United Kingdom, Japan, Asia, Australia and Canada, among other areas. Under normal market conditions, the Fund’s holdings will be spread across multiple industries and geographic regions.

The Fund employs a disciplined, quantitative approach that focuses first on country selection and then on stock selection within individual countries. A multifactor model is used to rank countries according to their characteristics, including various measures of value, growth, momentum and risk. The relative weighting among these characteristics changes over time according to changes in the overall conditions across global markets. The Fund’s sub-adviser systematically tracks these changes in overall conditions using various measures of monetary liquidity, sentiment, risk aversion and risk premia. As conditions change, the model changes the relative weights of the selection factors that generate the rankings. The sub-adviser’s stock selection models are based on the same principles, but instead of looking at global conditions to set the relative weights of selection factors, the models use local conditions. Because economies are not synchronized, different types of stocks will be preferred in different countries, according to local conditions, such as the stage of the business cycle. The sub-adviser generally overweights those countries and companies that appear to be the most attractive and underweights those countries and companies that appear to be the least attractive. The sub-adviser aims to remain broadly neutral with respect to sectors. In overweighting and underweighting, the sub-adviser may consider global market indices and its own estimates of competitor portfolio weightings.

In addition to the foregoing, the Fund may invest in:

•

Equity securities, such as common and preferred stocks, of foreign issuers. The Fund may also invest in equity securities of U.S. companies. Ordinarily, the Fund will invest at least 65% of its assets in equity securities of companies from at least three countries other than the U.S.

•

Hedging instruments, such as forward foreign currency contracts (including forward foreign currency cross hedges, options, futures and certain other derivative instruments), to manage investment risks or to serve as a substitute for underlying securities or currency positions. Such instruments will principally be used for hedging and risk management purposes.

The Fund may also invest up to 10% of its assets in exchange-traded funds, commonly called “ETFs,” to provide diversified exposure to different international markets and sectors.

The Fund may engage in currency hedging to help protect its international stock investments from the risk of a strong U.S. dollar.

For a more complete description of the securities in which the Fund can invest, please see “Other Investment Matters” and “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a general decline in the stock markets. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Foreign Securities and Currency Risks: Investing in foreign markets involves greater risk than investing in the United States, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies.

PROSPECTUS

HIGHMARK EQUITY FUNDS

International Opportunities Fund

32

Foreign securities may be affected by such factors as fluctuations in currency exchange rates, accounting and financial reporting standards that differ from those in the U.S. and that could convey incomplete or inaccurate financial information on companies, smaller and less liquid securities markets, social upheavals and political actions ranging from tax code changes to governmental collapse. Emerging market securities may be even more susceptible to these risks.

Hedging Risk: The risk that derivative instruments, to the extent employed to protect against the increase or decrease in the value of a particular currency (“cross hedging”), will not have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. The use of derivatives in cross hedging transactions may also increase losses in the event of imperfect correlation between the change in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge. In addition, it is not always possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Investment Style Risk: The possibility that the kinds of stocks on which this Fund focuses will underperform other types of investments or the market as a whole.

Non-Diversification Risk: The risk that, as a “non-diversified” fund under the Investment Company Act of 1940, the Fund may hold more concentrated positions in individual issuers than diversified mutual funds, and thereby have greater exposure to risks associated with an individual issuer.

Exchange-Traded Funds Risk: Exchange-traded funds charge their own fees and expenses; thus, shareholders of the Fund may bear extra costs, such as duplicative management fees, brokerage commissions and related charges.

If the Fund invests in securities with additional risks, its share price volatility could be greater and its performance lower. In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes you pay.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Pursuant to an agreement and plan of reorganization between the Fund and Bailard International Equity Fund (the “Predecessor Fund”), on April 3, 2006 the Fund acquired all the assets and all of the identified liabilities of the Predecessor Fund in exchange for Class M Shares of the Fund (the “Reorganization”). As a result of the Reorganization, the Class M Shares of the Fund are the accounting successor of the Predecessor Fund. In the case of Class A Shares and Class C Shares, the historical performance information shown below for periods prior to April 3, 2006 reflects the Class M Shares (which reflect the historical performance of the Predecessor Fund) adjusted for Rule 12b-1 fees, shareholder servicing fees and expenses applicable to Class A and Class C Shares of the Fund. Historical performance of the Predecessor Fund is shown because the Fund did not have any operating history prior to the date of the Reorganization. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Class A Shares1 from year to year. If sales charges had been reflected, the Fund’s returns would be less than those shown below.*

Best Quarter	Worst Quarter
24.25%	-22.36%
(12/31/99)	(09/30/08)

*The performance information above is based on a calendar year. The Fund’s total return from 1/1/2009 to 9/30/2009 was 26.21%.

1The performance shown includes the performance of shares of the Predecessor Fund. The Predecessor Fund was reorganized into the Fund on April 3, 2006. The performance of the Class A Shares shown in the bar chart has been adjusted for Rule 12b-1 fees, shareholder servicing fees and expenses applicable to the Fund and Class A Shares.

PROSPECTUS

33

This table compares the Fund’s average annual total returns for periods ending 12/31/08 to those of the MSCI All Country World ex-U.S. Index.

	1 Year	5 Years		10 Years		Since Inception*
International Opportunities Fund[1]
Class A Shares (with a 5.50% sales charge)[2]
Return Before Taxes	-48.07%	2.23	%(a)	1.43	%(a)	6.29	%(a)
Return After Taxes on Distributions	-48.30%	1.30	%(a)	0.50	%(a)	4.05	%(a)
Return After Taxes on Distributions and Sale of Fund Shares	-30.67%	1.98	%(a)	1.07	%(a)	4.37	%(a)
Class C Shares (with applicable Contingent Deferred Sales Charge)	-45.87%	2.76	%(a)	1.44	%(a)	5.95	%(a)
MSCI All Country World ex-U.S. Index[3] (reflects no deduction for fees, expenses or taxes)	-45.24%	3.00%		2.27%		—	**

1The performance shown includes the performance of shares of the Predecessor Fund. The Predecessor Fund was reorganized into the Fund on April 3, 2006.

2After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class C Shares will vary.

3The MSCI All Country World ex-U.S. Index is an index that measures the performance of equities available to foreign investors in 44 developed and emerging market countries outside of the United States. The returns for this index are given in U.S. dollar terms, gross of withholding taxes on foreign income. The Fund’s sub-adviser does not currently use a single index internally to evaluate the performance of the Fund. Instead, a dynamic subset of Morningstar’s universe of large cap blended value/growth international stock mutual funds (as well as the MSCI All Country World ex-U.S. Index) is used for performance comparison purposes. You cannot invest directly in an index.

(a) Prior to 4/3/2006, performance data for Class A Shares and Class C Shares is based on the performance of shares of the Predecessor Fund, adjusted for Rule 12b-1 fees, shareholder servicing fees and expenses applicable to the Fund and those classes of Shares. The performance of the Class A Shares and Class C Shares shown in the table has been adjusted for the sales charge applicable to Class A Shares and the maximum contingent deferred sales charge applicable to Class C Shares, respectively.

*Since 9/04/79. The performance figures have been restated to reflect the deduction of an advisory fee at an assumed 1% annual rate from inception to 9/30/93.

**Index did not exist.

FUND INFORMATION

Class	CUSIP	Ticker
Class A	431112481	HIOAX
Class C	431112473	HITCX

PROSPECTUS

HIGHMARK EQUITY FUNDS

International Opportunities Fund

34

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*	5.50%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**	0.00%	1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***	2.00%	0.00%
Exchange Fee (as a percentage of amount exchanged, if applicable)***	2.00%	0.00%

Annual Fund Operating Expenses
	Class A Shares	Class C Shares
Investment Advisory Fees	0.95%	0.95%
Distribution (12b-1) Fees	0.25%	1.00%
Other Expenses	0.61%	0.36%
Acquired Fund Fees and Expenses†	0.01%	0.01%

Total Annual Fund Operating Expenses††	1.82%	2.32%
Fee Waivers	0.19%	0.00%
Net Expenses†††	1.63%	2.32%

*The sales charge for Class A Shares varies depending upon how much you invest. See “How Sales Charges Are Calculated.”

**If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See “How Sales Charges are Calculated.”

***Applicable to Class A Shares held 30 days or less. Does not include any wire transfer fees, if applicable.

†The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) for the fiscal year ended July 31, 2009.

††The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

†††The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in Acquired Funds) for Class A and Class C Shares from exceeding 1.62% and 2.32%, respectively, for the period beginning December 1, 2009 and ending on November 30, 2010. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$707	$1,074	$1,464	$2,555
Class C Shares
If you do not sell your shares:	$235	$724	$1,240	$2,656
If you sell your shares at the end of the period:	$335	$724	$1,240	$2,656

PROSPECTUS

HIGHMARK EQUITY FUNDS

Large Cap Growth Fund

35

FUND SUMMARY

Investment Goal	To seek long-term capital appreciation through investments in U.S. equity securities; current income is incidental
Investment Focus	U.S. common stocks of large companies
Principal Investment Strategy	Seeks to invest in companies offering above-average growth potential
Share Price Volatility	Moderate to High
Investor Profile	Long-term investors seeking capital appreciation

INVESTMENT STRATEGY

HighMark Large Cap Growth Fund seeks long term capital appreciation through investments in U.S. equity securities.

To pursue its goal, the Fund invests primarily in common stocks of large U.S. growth companies. In particular, the portfolio managers look for companies with certain key attributes, which may include strong or improving profitability, sustainable competitive advantage, a healthy balance sheet and quality management. As part of this process, the portfolio managers engage in a fundamental analysis of candidate companies that seeks to determine the sustainability of these key attributes and to determine the company’s long-term earnings growth potential. Successful candidates are those whose key attributes are believed to be sustainable and whose earnings growth is determined to be underappreciated based on current valuation.

Portfolio holdings are reviewed for possible sale if the stock is no longer considered undervalued, the stock price declines materially, one or more of the company’s key attributes fails to be sustainable or there are unexpected changes in company management or strategy.

Under normal circumstances, the Fund will invest at least 80% of its assets in large capitalization companies.

In addition to the securities described above, the Fund may invest up to 20% of the Fund’s assets in foreign securities (which may include up to 10% of the Fund’s assets in emerging market securities), including ADRs and locally traded securities. The Fund may also invest in other types of securities, including bonds. In an effort to preserve the value of your investment under volatile market conditions, the managers may invest more than 20% of the Fund’s assets in very short-term debt obligations called money market securities. Such a strategy could make it more difficult for the Fund to achieve its goals.

For a more complete description of the securities in which the Fund can invest, please see “Other Investment Matters” and “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a general decline in the stock market. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Foreign Securities and Currency Risks: Investing in foreign markets involves greater risk than investing in the United States, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities may be affected by such factors as fluctuations in currency exchange rates, accounting and financial reporting standards that differ from those in the U.S. and that could convey incomplete or inaccurate financial information on companies, smaller and less liquid security markets, social upheavals and political actions ranging from tax code changes to governmental collapse. Emerging market securities may be even more susceptible to these risks.

Investment Style Risk: The possibility that the kinds of stocks on which this Fund focuses will underperform other types of investments or the market as a whole.

If the Fund invests in securities with additional risks, its share price volatility could be greater and its performance lower. In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay.

PROSPECTUS

HIGHMARK EQUITY FUNDS

Large Cap Growth Fund

36

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Class A Shares from year to year. If sales charges had been reflected, the Fund’s returns would be less than those shown below.*

Best Quarter	Worst Quarter
18.36%	-31.46%
(12/31/99)	(03/31/01)

*The performance information above is based on a calendar year. The Fund’s total return from 1/1/2009 to 9/30/2009 was 25.76%.

DID YOU KNOW?

The managers consider companies to have a large market capitalization if their capitalization is within the range of those companies in the Russell 1000 Index.

PROSPECTUS

37

This table compares the Fund’s average annual total returns for periods ending 12/31/08 to those of the Russell 1000 Growth Index.

	1 Year	5 Years	10 Years		Since Inception*
Large Cap Growth Fund
Class A Shares (with a 5.50% sales charge)[1]
Return Before Taxes	-39.71%	-4.50%	-7.44%		1.66	%(a)
Return After Taxes on Distributions	-39.74%	-4.52%	-7.91%		0.48	%(a)
Return After Taxes on Distributions and Sale of Fund Shares	-25.77%	-3.77%	-5.80%		1.28	%(a)
Class B Shares (with applicable Contingent Deferred Sales Charge)	-39.72%	-4.37%	-7.49%		1.58	%(a)
Class C Shares (with applicable Contingent Deferred Sales Charge)	-37.18%	-4.01%	-7.42	%(a)	1.69	%(a)
Russell 1000 Growth Index[2] (reflects no deduction for fees, expenses or taxes)	-38.44%	-3.42%	-4.27%		4.89%

1After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

2The unmanaged Russell 1000 Growth Index is generally representative of the performance of those large capitalization U.S. companies in the Russell 1000 Index with higher forecasted earnings and higher revenue growth rates than the broad stock market. You cannot invest directly in an index.

*Since 11/18/93.

(a) Prior to 6/20/94 for Class A Shares, 2/2/98 for Class B Shares and 11/30/99 for Class C Shares, performance data is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 11/18/93, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered shares, the annual returns for the classes would be substantially similar. The performance of the Fiduciary Shares has been adjusted for the sales charge applicable to Class A Shares and the maximum contingent sales charge applicable to Class B and Class C Shares, but does not reflect Class A, Class B and Class C Shares’ Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

FUND INFORMATION

Class	CUSIP	Ticker
Class A	431114768	HMRGX
Class B	431114511	HMGBX
Class C	431112879	HGRCX

PROSPECTUS

HIGHMARK EQUITY FUNDS

Large Cap Growth Fund

38

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
	Class A Shares	Class B Shares#	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*	5.50%	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**	0.00%	5.00%	1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***	0.00%	0.00%	0.00%

Annual Fund Operating Expenses
	Class A Shares	Class B Shares	Class C Shares
Investment Advisory Fees	0.60%	0.60%	0.60%
Distribution (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses	0.57%	0.57%	0.32%
Acquired Fund Fees and Expenses†	0.01%	0.01%	0.01%

Total Annual Fund Operating Expenses††	1.43%	1.93%	1.93%
Fee Waivers	0.15%	0.05%	0.05%
Net Expenses†††	1.28%	1.88%	1.88%

#Class B Shares are only available to existing investors, either through reinvestment of dividends on previously-acquired Class B Shares or through exchange of Class B Shares of another HighMark Fund. Class B Shares automatically convert to Class A Shares 8 years after you buy them and will be subject to a lower distribution fee.

*The sales charge for Class A Shares varies depending upon how much you invest. See “How Sales Charges Are Calculated.”

**If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See “How Sales Charges are Calculated.”

***Does not include any wire transfer fees, if applicable.

†The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) for the fiscal year ended July 31, 2009.

††The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

†††The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in Acquired Funds) for Class A, Class B and Class C Shares from exceeding 1.27%, 1.87% and 1.87%, respectively, for the period beginning December 1, 2009 and ending on November 30, 2010. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$673	$964	$1,275	$2,157
Class B Shares
If you do not sell your shares:	$191	$601	$1,037	$2,120
If you sell your shares at the end of the period:	$691	$901	$1,237	$2,120
Class C Shares
If you do not sell your shares:	$191	$601	$1,037	$2,250
If you sell your shares at the end of the period:	$291	$601	$1,037	$2,250

PROSPECTUS

HIGHMARK EQUITY FUNDS

Large Cap Value Fund

39

FUND SUMMARY

Investment Goal	To seek long-term capital appreciation
Investment Focus	U.S. common stocks
Principal Investment Strategy	Attempts to identify undervalued large-capitalization stocks that will appreciate in value
Share Price Volatility	Moderate
Investor Profile	Investors seeking capital appreciation potential with higher current income and lower volatility than the average stock fund

INVESTMENT STRATEGY

HighMark Large Cap Value Fund seeks long-term capital appreciation. To pursue this goal, the portfolio managers attempt to position the Fund at the optimal point between excess return and risk, after consideration of trading costs. The portfolio managers utilize a disciplined and systematic quantitative investment process, attempting to identify undervalued stocks of large-capitalization, U.S. companies, favoring those that seem inexpensive compared to their relative level of assets, earnings, momentum, and strength of management. Stocks are evaluated relative to their industry peers; sector weights generally match those of the benchmark. Potentially profitable stocks are purchased in relation to risk and transaction cost posed to the Fund. Securities are evaluated for sale the same way they are for purchase. A sale or purchase of a security will occur only if a candidate has an advantageous combination of expected return, risk characteristics, and estimated round-trip transaction costs. Individual positions are normally pared back if they exceed the benchmark weight by 1.2% or more. Portfolio turnover is expected to be approximately 100% annually.

Under normal circumstances, the Fund will invest at least 80% of its assets in large capitalization companies.

The Fund may invest up to 20% of the Fund’s assets in foreign securities, including ADRs and locally traded securities. The Fund may also invest in convertible bonds and other types of securities in addition to those described above. In an effort to preserve the value of your investment under volatile market conditions, the managers may invest more than 20% of the Fund’s assets in very short-term debt obligations called money market securities. Such a strategy could make it more difficult for the Fund to achieve its goals.

For a more complete description of the securities in which the Fund can invest, please see “Other Investment Matters” and “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a general decline in the stock market. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Foreign Securities and Currency Risks: Investing in foreign markets involves greater risk than investing in the United States, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities may be affected by such factors as fluctuations in currency exchange rates, accounting and financial reporting standards that differ from those in the U.S. and that could convey incomplete or inaccurate financial information on companies, smaller and less liquid security markets, social upheavals and political actions ranging from tax code changes to governmental collapse.

Investment Style Risk: The possibility that the kinds of securities on which this Fund focuses will underperform other types of investments or the market as a whole.

If the Fund invests in securities with additional risks, its share price volatility could be greater and its performance lower. In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes that you pay.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PROSPECTUS

HIGHMARK EQUITY FUNDS

Large Cap Value Fund

40

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Class A Shares from year to year. If sales charges had been reflected, the Fund’s returns would be less than those shown below.*

Best Quarter	Worst Quarter
16.66%	-19.42%
(06/30/03)	(09/30/02)

*The performance information above is based on a calendar year. The Fund’s total return from 1/1/2009 to 9/30/2009 was 10.69%.

DID YOU KNOW?

The managers consider large capitalization companies to be those companies with market capitalizations within the range of those companies in the Russell 1000 Index.

PROSPECTUS

41

This table compares the Fund’s average annual total returns for periods ending 12/31/08 to those of the Russell 1000 Value Index.

	1 Year	5 Years	10 Years		Since Inception*
Large Cap Value Fund[1]
Class A Shares (with a 5.50% sales charge)[2]
Return Before Taxes	-37.05%	-0.88%	-1.79%		8.44	%(a)
Return After Taxes on Distributions	-37.19%	-1.22%	-2.81%		6.31	%(a)
Return After Taxes on Distributions and Sale of Fund Shares	-23.84%	-0.63%	-1.74%		6.43	%(a)
Class B Shares (with applicable Contingent Deferred Sales Charge)	-37.02%	-0.75%	-1.86%		8.38	%(a)
Class C Shares (with applicable Contingent Deferred Sales Charge)	-34.46%	-0.38%	-1.77	%(a)	8.45	%(a)
Russell 1000 Value Index[3] (reflects no deduction for fees, expenses or taxes)	-36.85%	-0.79%	1.36%		10.49	%†

1Performance data includes the performance of the IRA Fund Income Equity Portfolio for the period prior to its consolidation with the HighMark Large Cap Value Fund (formerly the HighMark Income Equity Fund) on 6/23/88.

2After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through taxdeferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

3The unmanaged Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

*Since 2/9/84.

(a)Prior to 6/20/94 for Class A Shares, 2/2/98 for Class B Shares and 11/30/99 for Class C Shares, performance data is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 2/9/84, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered shares, the annual returns for the classes would be substantially similar. The performance of the Fiduciary Shares has been adjusted for the sales charge applicable to Class A Shares and the maximum contingent sales charge applicable to Class B and Class C Shares, but does not reflect Class A, B and C Shares’ Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

†Since 1/31/84.

FUND INFORMATION

Class	CUSIP	Ticker
Class A	431114784	HMERX
Class B	431114537	HIEBX
Class C	431112861	HIECX

PROSPECTUS

HIGHMARK EQUITY FUNDS

Large Cap Value Fund

42

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
	Class A Shares	Class B Shares#	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*	5.50%	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**	0.00%	5.00%	1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***	0.00%	0.00%	0.00%

Annual Fund Operating Expenses
	Class A Shares	Class B Shares	Class C Shares
Investment Advisory Fees	0.60%	0.60%	0.60%
Distribution (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses	0.51%	0.51%	0.26%

Total Annual Fund Operating Expenses	1.36%	1.86%	1.86%
Fee Waivers	0.11%	0.01%	0.01%
Net Expenses†	1.25%	1.85%	1.85%

#Class B Shares are only available to existing investors, either through reinvestment of dividends on previously-acquired Class B Shares or through exchange of Class B Shares of another HighMark Fund. Class B Shares automatically convert to Class A Shares 8 years after you buy them and will be subject to a lower distribution fee.

*The sales charge for Class A Shares varies depending upon how much you invest. See “How Sales Charges Are Calculated.”

**If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See “How Sales Charges are Calculated.”

***Does not include any wire transfer fees, if applicable.

†The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) for Class A, Class B and Class C Shares from exceeding 1.25%, 1.85% and 1.85%, respectively, for the period beginning December 1, 2009 and ending on November 30, 2010. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$670	$947	$1,244	$2,086
Class B Shares
If you do not sell your shares:	$188	$584	$1,005	$2,049
If you sell your shares at the end of the period:	$688	$884	$1,205	$2,049
Class C Shares
If you do not sell your shares:	$188	$584	$1,005	$2,179
If you sell your shares at the end of the period:	$288	$584	$1,005	$2,179

PROSPECTUS

HIGHMARK EQUITY FUNDS

NYSE Arca Tech 100 Index Fund

43

FUND SUMMARY

Investment Goal	To seek long-term capital appreciation
Investment Focus	Common stocks of technology companies, as defined by the NYSE Arca Tech 100 Index
Principal Investment Strategy	To seek a total return, before deducting operating expenses, that tracks the total return of the NYSE Arca Tech 100 Index
Share Price Volatility	Moderate to High
Investor Profile	Risk-tolerant investors seeking high long-term returns

INVESTMENT STRATEGY

HighMark NYSE Arca Tech 100 Index Fund seeks long-term capital appreciation. To pursue this goal, the Fund seeks to have a total return, before deducting operating expenses, that tracks the total return of the NYSE Arca Tech 100 Index. The NYSE Arca Tech 100 Index, which consists of at least 100 individual technology-related securities, is a price-weighted index of stocks of companies from different industries that produce or deploy innovative technologies to conduct their business. As of September 30, 2009, the market capitalization of companies that issue stocks included in the NYSE Arca Tech 100 Index ranged from approximately $278 million to $231 billion.

To pursue its principal investment strategy, the Fund under normal market conditions invests primarily in substantially all of the component securities included in the NYSE Arca Tech 100 Index in approximately the same proportions as they are represented in the NYSE Arca Tech 100 Index. The Fund will seek to invest its assets such that its coefficient of correlation to the NYSE Arca Tech 100 Index will be approximately 90%. The Fund will also under normal market conditions maintain at least 90% of its assets in securities that are included in the NYSE Arca Tech 100 Index, except that the Fund may fall temporarily (i.e. up to five trading days) below 90% if the Fund receives cash inflows that it cannot, or it is imprudent, in the judgment of the sub-adviser, to, invest immediately in securities included in the NYSE Arca Tech 100 Index.

The largest component of the NYSE Arca Tech 100 Index consists of companies in the technology sector, such as companies in the software, hardware and semiconductor industries. However, the NYSE Arca Tech 100 Index also includes companies in numerous other industries, such as aerospace and defense, health care equipment, biotechnology and others. Because the NYSE Arca Tech 100 Index includes securities from several technology industries, the Fund will invest more than 25% of its total assets in securities of companies in the technology sector.

From time to time, under normal market conditions, up to 5% of the Fund’s assets may be held in cash, cash equivalents or certain short-term, fixed-income securities. These investments will not perform the same as the NYSE Arca Tech 100 Index. In order to achieve performance that more closely replicates the performance of the NYSE Arca Tech 100 Index, the Fund may invest up to 10% of its total assets in exchange-traded index futures contracts and index options, including futures contracts and options on the NASDAQ-100 Index. Subject to regulatory limitations, the Fund may also invest up to 10% of its assets in exchange-traded funds that are based on the NASDAQ-100 Index or, should they become available, on the NYSE Arca Tech 100 Index, or that otherwise track closely to the NYSE Arca Tech 100 Index, and in options on such exchange-traded funds.

For a more complete description of the securities in which the Fund can invest, please see “Other Investment Matters” and “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a general decline in the stock market. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of an investment will tend to go up or down in response to these movements.

Investment Style Risk: The possibility that the kinds of securities on which the Fund focuses will underperform other types of investments or the market as a whole.

Correlation Risk: Although the sub-adviser will attempt to track the performance of the NYSE Arca Tech 100 Index, there can be no assurance that it will be able to do so in all market conditions. For example, the index options and futures used by the sub-adviser to equitize the Fund’s cash positions and short-term investments may not precisely track the

PROSPECTUS

HIGHMARK EQUITY FUNDS

NYSE Arca Tech 100 Index Fund

44

performance of the NYSE Arca Tech 100 Index. Also, the Fund will incur brokerage commissions and other transaction costs in order to maintain investments that mirror the NYSE Arca Tech 100 Index, and will incur advisory and other service fees and operating costs and expenses that will reduce the total return of the Fund as compared to that of the NYSE Arca Tech 100 Index.

Industry/Sector Risk: The risk associated with excessive exposure to any one industry or sector. Because the Fund structures its investment portfolio to correspond to the composition of the NYSE Arca Tech 100 Index, a significant portion of the Fund’s investments will consist of securities within the technology sector. Generally, more than 25% of the assets of the Fund will be invested in equity securities within that sector, and therefore, the Fund is concentrated in the technology sector.

The Fund’s investments in technology related companies expose the Fund to risks associated with economic conditions in the technology market to a greater extent than funds not concentrated in the technology sector. Due to intense global competition, a less diversified product line, and other factors, companies that develop and/or rely on technology could become increasingly sensitive to downswings in the economy. In the past, such companies have also experienced volatile swings in demand for their products and services due to changing economic conditions, rapid technological advances and shorter product lifespans.

In addition, there may be times when one or more industries may be over-represented on the NYSE Arca Tech 100 Index (i.e., the industry represents greater than 25% of the NYSE Arca Tech 100 Index), which may expose the Fund during such periods to risks associated with industry concentration. The types of industries that are over-represented, if any, may vary from time to time.

Options and Futures Strategies Risk: Losses associated with index futures contracts and index options in which the Fund may invest sometimes can be substantial. This partly is because a relatively small price movement in an index option or an index futures contract could result in an immediate and substantial loss or gain for the Fund. Also, there is a possibility that active trading may decline or cease all together in the secondary market for a futures contract or an option held by the Fund. The Fund consequently might be unable to close out a position prior to its maturity date, which could limit its ability to avoid further loss on the position. Finally, the Fund’s options and futures strategies expose it to the correlation risks discussed above.

Exchange-Traded Funds Risk: Exchange-traded funds charge their own fees and expenses; thus, shareholders of the Fund will, through the Fund’s investment in exchange-traded funds, bear extra costs, such as duplicative management fees, brokerage commissions and other charges.

If the Fund invests in securities with additional risks, its share price volatility could be greater and its performance lower. In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes that you pay on your investment.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Pursuant to an agreement and plan of reorganization between the Fund and North Track NYSE Arca Tech 100 Index Fund (the “Predecessor Fund”) on June 8, 2009, the Fund acquired all the assets and all of the identified liabilities of the Predecessor Fund in exchange for Class A Shares, Class B Shares and Class C Shares of the Fund (the “Reorganization”). As a result of the Reorganization, the Fund is the accounting successor of the Predecessor Fund. The historical performance information shown below reflects the performance of the Predecessor Fund, since the Fund did not have any operating history prior to the date of the Reorganization. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Class A Shares1 from year to year. If sales charges had been reflected, the Fund’s returns would be less than those shown below.*

Best Quarter	Worst Quarter
54.45%	-28.94%
(12/31/99)	(09/30/01)

*The performance information above is based on a calendar year. The Fund’s total return from 01/01/2009 to 09/30/2009 was 34.75%.

1The performance shown includes the performance of Class A shares of the Predecessor Fund. The Predecessor Fund was reorganized into the Fund on June 8, 2009.

PROSPECTUS

45

This table compares the Fund’s average annual total returns for periods ending 12/31/08 to those of the NYSE Arca Tech 100 Index.

	1 Year	5 Years	10 Years	Since Inception (6/10/96)
NYSE Arca Tech 100 Index Fund[1]
Class A Shares (with a 5.50% sales charge)[2]
Return Before Taxes	-38.74%	-4.20%	1.82%	7.35%
Return After Taxes on Distributions	-38.74%	-4.20%	1.01%	6.43%
Return After Taxes on Distributions and Sale of Fund Shares	-25.18%	-3.52%	1.32%	6.19%
NYSE Arca Tech 100 Index[3] (reflects no deduction for fees, expenses or taxes)	-34.99%	-2.62%	3.11%	8.51%

	1 Year	5 Years	10 Years	Since Inception (7/27/98)
Class B Shares (with applicable Contingent Deferred Sales Charge)	-38.87%	-4.21%	1.64%	3.94%
NYSE Arca Tech 100 Index[3] (reflects no deduction for fees, expenses or taxes)	-34.99%	-2.62%	3.11%	5.44%

		1 Year	5 Years	Since Inception (5/8/00)
Class C Shares (with applicable Contingent Deferred Sales Charge)		-36.30%	-3.83%	-7.25%
NYSE Arca Tech 100 Index[3] (reflects no deduction for fees, expenses or taxes)		-34.99%	-2.62%	-5.98%

1The performance shown includes the performance of shares of the Predecessor Fund. The Predecessor Fund was reorganized into the Fund on June 8, 2009. The performance of the Class A Shares, Class B Shares and Class C Shares shown in the table has been adjusted for the sales charge applicable to Class A Shares and the maximum contingent deferred sales charge applicable to Class B Shares and Class C Shares, respectively.

2After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

3The unmanaged NYSE Arca Tech 100 Index consists of at least 100 individual securities of companies in numerous different industries. The NYSE Arca Tech 100 Index is widely recognized as a benchmark for the technology sector of the United States stock market. You cannot invest directly in an index.

FUND INFORMATION

Class	CUSIP	Ticker
Class A	431113836	PPTIX
Class B	431113828	PSEBX
Class C	431113810	PTICX

PROSPECTUS

HIGHMARK EQUITY FUNDS

NYSE Arca Tech 100 Index Fund

46

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
	Class A Shares	Class B Shares#	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*	5.50%	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**	0.00%	5.00%	1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***	0.00%	0.00%	0.00%
Annual Fund Operating Expenses
	Class A Shares	Class B Shares	Class C Shares
Investment Advisory Fees	0.37%	0.37%	0.37%
Distribution (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses†	0.57%	0.57%	0.32%

Total Annual Fund Operating Expenses	1.19%	1.69%	1.69%
Fee Waivers	0.11%	0.01%	0.01%
Net Expenses††	1.08%	1.68%	1.68%

#Class B Shares are only available to existing investors, either through reinvestment of dividends on previously-acquired Class B Shares or through exchange of Class B Shares of another HighMark Fund. Class B Shares automatically convert to Class A Shares 8 years after you buy them and will be subject to a lower distribution fee.

*The sales charge for Class A Shares varies depending upon how much you invest. See “How Sales Charges Are Calculated.”

**If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See “How Sales Charges are Calculated.”

***Does not include any wire transfer fees, if applicable.

†Expense information in the table has been restated to reflect current fees.

††The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) for Class A, Class B and Class C Shares from exceeding 1.08%, 1.68% and 1.68%, respectively, for the period beginning December 1, 2009 and ending on November 30, 2010. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$654	$897	$1,158	$1,905
Class B Shares
If you do not sell your shares:	$171	$532	$917	$1,864
If you sell your shares at the end of the period:	$671	$832	$1,117	$1,864
Class C Shares
If you do not sell your shares:	$171	$532	$917	$1,997
If you sell your shares at the end of the period:	$271	$532	$917	$1,997

PROSPECTUS

HIGHMARK EQUITY FUNDS

Small Cap Advantage Fund

47

FUND SUMMARY

Investment Goal	To seek long-term capital appreciation
Investment Focus	U.S. common stocks of small-cap companies
Principal Investment Strategy	Seeks to identify companies with strong earnings growth and that are selling at an attractive valuation
Share Price Volatility	Moderate to High
Investor Profile	Risk tolerant investors seeking long-term capital appreciation

INVESTMENT STRATEGY

HighMark Small Cap Advantage Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests primarily in the stocks of U.S. small capitalization companies that the adviser believes have improving earnings growth potential and attractive valuation. Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of small capitalization companies.

The Adviser uses an actively managed bottom-up stock selection process for choosing securities across a small-cap equity market universe that primarily includes companies represented in the Russell 2000 Index. As of September 30, 2009, the market capitalization of companies that issue stocks included in the Russell 2000 Index ranged from approximately $15 million to $3.6 billion. The Fund seeks to identify those securities most attractive from a fundamental perspective, based on favorable valuation factors, supportive management criteria, and potential for price appreciation to allocate security holdings. The Fund will tend to show a preference for inexpensive stocks characterized by favorable valuation characteristics and improving catalysts. Portfolio risk is managed using a portfolio construction process that imposes active security and sector exposure limits while balancing overall portfolio risk versus expected excess return. This portfolio management process determines buy and sell decisions in an effort to maintain an equity portfolio that is diversified across sectors. Risk characteristics of the portfolio are monitored in an effort to minimize return volatility relative to the Russell 2000 Index. Investments are sold when, as determined by the Adviser, relative fundamentals deteriorate or alternative investments become sufficiently more attractive.

In addition to holdings in primarily small-cap equity securities, the Fund may invest up to 20% of the Fund’s assets in foreign securities, including ADRs and locally traded securities (which may include up to 5% of the Fund’s assets in emerging market securities). The Fund may also invest in derivatives including equity index futures and exchange traded funds (“ETF” securities) as warranted. Derivatives, particularly index futures and options, may be used by the Fund to shift style or size exposure, as well as efficiently manage cash flow from shareholder redemptions or subscriptions. The Fund may invest in other investment companies, including closed-end funds that invest in securities from a single sector, country or region. Fixed income and cash equivalent assets will generally not exceed 10% of the total assets of the Fund under normal market conditions. In addition to those securities described above, the Fund may invest in other types of securities including fixed income securities and very short-term debt obligations called money market securities. Investment in such securities could make it more difficult for the Fund to achieve its goals.

For a more complete description of the securities in which the Fund can invest, please see “Other Investment Matters” and “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Market Risk: The possibility that the Fund’s stock holdings may decline in price because of a general decline in the stock market. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Foreign Securities and Currency Risks: Investing in foreign markets involves greater risk than investing in the United States, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies.

PROSPECTUS

HIGHMARK EQUITY FUNDS

Small Cap Advantage Fund

48

Foreign securities may be affected by such factors as fluctuations in currency exchange rates, accounting and financial reporting standards that differ from those in the U.S. and that could convey incomplete or inaccurate financial information on companies, smaller and less liquid security markets, social upheavals and political actions ranging from tax code changes to governmental collapse. Emerging market securities may be even more susceptible to these risks.

Investment Style Risk: The possibility that the kinds of securities on which this Fund focuses will underperform other types of investments or the market as a whole.

Small Company Risk: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company’s financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks, as compared to those of larger firms.

If the Fund invests in securities with additional risks, its share price volatility could be greater and its performance lower. In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes you pay.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PERFORMANCE INFORMATION

The following bar chart and performance table give some indication of the risks of an investment in the Fund by comparing the performance of the Fund’s Class A Shares with a broad measure of market performance. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund’s Class A Shares for the 2008 calendar year. If sales charges had been reflected, the Fund’s returns would be less than those shown below.*

Best Quarter	Worst Quarter
1.99%	-26.93%
(09/30/08)	(12/31/08)

*The performance information above is based on a calendar year. The Fund’s total return from 1/1/2009 to 9/30/2009 was 13.89%.

DID YOU KNOW?

The managers consider companies to have a small capitalization if their capitalization is generally within the range of those companies in the Russell 2000 Index.

PROSPECTUS

49

This table compares the Fund’s average annual total returns for periods ending 12/31/08 to those of the Russell 2000 Index.

	1 Year	Since Inception*
Small Cap Advantage Fund
Class A Shares (with a 5.50% sales charge)[1]
Return Before Taxes	-35.66%	-28.71%
Return After Taxes on Distributions	-35.68%	-28.79%
Return After Taxes on Distributions and Sale of Fund Shares	-23.16%	-23.82%
Class C Shares (with applicable Contingent Deferred Sales Charge)	-33.36%	-27.07%
Russell 2000 Index[2] (reflects no deduction for fees, expenses or taxes)	-33.79%	-21.10%

1After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class C Shares will vary.

2The unmanaged Russell 2000 Index measures the Performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. You cannot invest directly in an index.

*Since 3/1/07.

FUND INFORMATION

Class	CUSIP	Ticker
Class A	431112457	HSAAX
Class C	431112440	HSCAX

PROSPECTUS

HIGHMARK EQUITY FUNDS

Small Cap Advantage Fund

50

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*	5.50%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**	0.00%	1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***	2.00%	0.00%
Exchange Fee (as a percentage of amount exchanged, if applicable)***	2.00%	0.00%
Annual Fund Operating Expenses
	Class A Shares	Class C Shares
Investment Advisory Fees	0.95%	0.95%
Distribution (12b-1) Fees	0.25%	1.00%
Other Expenses	0.90%	0.65%

Total Annual Fund Operating Expenses	2.10%	2.60%
Fee Waivers	0.48%	0.38%
Net Expenses†	1.62%	2.22%

*The sales charge for Class A Shares varies depending upon how much you invest. See “How Sales Charges Are Calculated.”

**If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See “How Sales Charges Are Calculated.”

***Applicable to Class A Shares held 30 days or less. Does not include any wire transfer fees, if applicable.

†The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) for Class A and Class C Shares from exceeding 1.62% and 2.22%, respectively, for the period beginning December 1, 2009 and ending on November 30, 2010. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$706	$1,128	$1,575	$2,812
Class C Shares
If you do not sell your shares:	$225	$772	$1,346	$2,906
If you sell your shares at the end of the period:	$325	$772	$1,346	$2,906

PROSPECTUS

HIGHMARK EQUITY FUNDS

Small Cap Value Fund

51

FUND SUMMARY

Investment Goal	To seek long-term capital appreciation
Investment Focus	Stocks of small U.S. companies
Principal Investment Strategy	Seeks undervalued small company stocks
Share Price Volatility	Moderate to High
Investor Profile	Risk-tolerant investors seeking high long-term returns

INVESTMENT STRATEGY

HighMark Small Cap Value Fund seeks to provide long-term capital appreciation. To pursue this goal, the Fund invests primarily in the stocks of small capitalization U.S. companies that the portfolio managers believe are undervalued.

Under normal circumstances, the Fund will invest at least 80% of its assets in small capitalization companies.

The Fund’s portfolio managers seek companies that they believe are both fundamentally strong and undervalued relative to current market averages and/or the stock’s own historic norms. Of these, the portfolio managers favor companies exhibiting positive momentum in their share price or earnings.

In addition to the securities described above, the Fund may invest up to 20% of the Fund’s assets in foreign securities, including ADRs and locally traded securities. The Fund may also invest in other types of securities. In an effort to preserve the value of your investment under volatile market conditions, the managers may invest more than 20% of the Fund’s assets in very short-term debt obligations called money market securities. Such a strategy could make it more difficult for the Fund to achieve its goals.

For a more complete description of the securities in which the Fund can invest, please see “Other Investment Matters” and “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Market Risk: The possibility that the Fund’s stock holdings may decline in price because of a general decline in the stock market. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Small Company Risk: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company’s financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks, as compared to those of larger firms.

Foreign Securities and Currency Risks: Investing in foreign markets involves greater risk than investing in the United States, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities may be affected by such factors as fluctuations in currency exchange rates, accounting and financial reporting standards that differ from those in the U.S. and that could convey incomplete or inaccurate financial information on companies, smaller and less liquid security markets, social upheavals and political actions ranging from tax code changes to governmental collapse.

Investment Style Risk: The possibility that the kinds of securities on which this Fund focuses will underperform other types of investments or the market as a whole.

If the Fund invests in securities with additional risks, its share price volatility could be greater and its performance lower. In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PROSPECTUS

HIGHMARK EQUITY FUNDS

Small Cap Value Fund

52

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Class A Shares from year to year. If sales charges had been reflected, the Fund’s returns would be less than those shown below.*

Best Quarter	Worst Quarter
22.20%	-26.63%
(06/30/03)	(12/31/08)

*The performance information above is based on a calendar year. The Fund’s total return from 1/1/2009 to 9/30/2009 was 31.08%.

DID YOU KNOW?

The managers generally consider small capitalization stocks to be those issued by companies with market capitalizations within the range of those in the Russell 2000 Index.

PROSPECTUS

53

This table compares the Fund’s average annual total returns for periods ending 12/31/08 to those of the Russell 2000 Value Index.

	1 Year	5 Years	10 Years		Since Inception*
Small Cap Value Fund
Class A Shares (with a 5.50% sales charge)[1]
Return Before Taxes	-35.51%	-4.48%	3.50%		4.66%
Return After Taxes on Distributions	-35.89%	-5.99%	1.96%		3.15%
Return After Taxes on Distributions and Sale of Fund Shares	-22.80%	-3.32%	2.88%		3.91%
Class B Shares (with applicable Contingent Deferred Sales Charge)	-35.48%	-4.23%	3.45%		4.59%
Class C Shares (with applicable Contingent Deferred Sales Charge)	-32.84%	-4.00%	3.54	%(a)	4.71	%(a)
Russell 2000 Value Index[2] (reflects no deduction for fees, expenses or taxes)	-28.92%	0.27%	6.11%		7.08%

1After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

2The unmanaged Russell 2000 Value Index is generally representative of the performance of those small capitalization U.S. companies in the Russell 2000 Index with lower price to book ratios and lower forecasted growth values. You cannot invest directly in an index.

*Since 9/17/98.

(a)Prior to 11/30/99 for Class C Shares, performance data is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 9/17/98, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered shares, the annual returns for the class would be substantially similar. The performance of the Fiduciary Shares has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect Class C Shares’ Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

FUND INFORMATION

Class	CUSIP	Ticker
Class A	431112200	HASVX
Class B	431112309	HBSVX
Class C	431112820	HSVCX

PROSPECTUS

HIGHMARK EQUITY FUNDS

Small Cap Value Fund

54

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
	Class A Shares	Class B Shares#	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*	5.50%	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**	0.00%	5.00%	1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***	2.00%	0.00%	0.00%
Exchange Fee (as a percentage of amount exchanged, if applicable)***	2.00%	0.00%	0.00%

Annual Fund Operating Expenses
	Class A Shares	Class B Shares	Class C Shares
Investment Advisory Fees	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses	0.58%	0.58%	0.33%

Total Annual Fund Operating Expenses	1.83%	2.33%	2.33%
Fee Waivers	0.21%	0.11%	0.11%
Net Expenses†	1.62%	2.22%	2.22%

#Class B Shares are only available to existing investors, either through reinvestment of dividends on previously-acquired Class B Shares or through exchange of Class B Shares of another HighMark Fund. Class B Shares automatically convert to Class A Shares 8 years after you buy them and will be subject to a lower distribution fee.

*The sales charge for Class A Shares varies depending upon how much you invest. See “How Sales Charges Are Calculated.”

**If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See “How Sales Charges are Calculated.”

***Applicable to Class A Shares held 30 days or less. Does not include any wire transfer fees, if applicable.

†The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) for Class A, Class B and Class C Shares from exceeding 1.62%, 2.22% and 2.22%, respectively, for the period beginning December 1, 2009 and ending on November 30, 2010. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$706	$1,075	$1,467	$2,564
Class B Shares
If you do not sell your shares:	$225	$717	$1,235	$2,533
If you sell your shares at the end of the period:	$725	$1,017	$1,435	$2,533
Class C Shares
If you do not sell your shares:	$225	$717	$1,235	$2,658
If you sell your shares at the end of the period:	$325	$717	$1,235	$2,658

PROSPECTUS

HIGHMARK EQUITY FUNDS

Value Momentum Fund

55

FUND SUMMARY

Investment Goal	To seek long-term capital growth; current income is a secondary objective
Investment Focus	U.S. common stocks
Principal Investment Strategy	Seeks undervalued stocks showing signs of improved momentum
Share Price Volatility	Moderate
Investor Profile	Investors seeking the potential for a long-term increase in the value of their investment with capital appreciation at potentially lower volatility than the average stock fund

INVESTMENT STRATEGY

The Value Momentum Fund seeks long-term capital growth with a secondary objective of income. To pursue this goal, the Fund invests primarily in U.S. stocks that the portfolio managers believe are undervalued.

The portfolio managers emphasize a value-oriented approach to selecting stocks for the Fund’s portfolio. They first identify stocks that they believe are undervalued relative to the market and to the security’s historic valuation. The portfolio managers then screen these stocks to eliminate those that demonstrate excessive negative price or earnings momentum. The Fund generally will invest in companies with a medium to large market capitalization and a majority of them will pay dividends.

In addition to U.S. common stocks, the Fund may invest up to 20% of the Fund’s assets in foreign securities (which may include up to 5% of the Fund’s assets in emerging market securities), including ADRs and locally traded securities. The Fund may also invest in other types of securities. In an effort to preserve the value of your investment under volatile market conditions, the portfolio managers may invest more than 35% of the Fund’s assets in very short-term debt obligations called money market securities. In these and other cases, the Fund may not achieve its total return and income objectives.

For a more complete description of the securities the Fund invests in, please see “Other Investment Matters” and “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a general decline in the stock market. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to go up or down in response to these movements.

Foreign Securities and Currency Risks: Investing in foreign markets involves greater risk than investing in the United States, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities may be affected by such factors as fluctuations in currency exchange rates, accounting and financial reporting standards that differ from those in the U.S. and that could convey incomplete or inaccurate financial information on companies, smaller and less liquid securities markets, social upheavals and political actions ranging from tax code changes to governmental collapse. Emerging market securities may be even more susceptible to these risks.

Investment Style Risk: The possibility that the kinds of securities on which this Fund focuses will underperform other types of investments or the market as a whole.

If the Fund invests in securities with additional risks, its share price volatility could be greater and its performance lower. In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PROSPECTUS

HIGHMARK EQUITY FUNDS

Value Momentum Fund

56

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Class A Shares from year to year. If sales charges had been reflected, the Fund’s returns would be less than those shown below.*

Best Quarter	Worst Quarter
17.41%	-24.16%
(06/30/03)	(12/31/08)

*The performance information shown above is based on a calendar year. The Fund’s total return from 1/1/2009 to 9/30/2009 was 16.88%.

DID YOU KNOW?

The managers consider companies to have a medium market capitalization if their capitalization is within the range of those companies in the S&P 400 MidCap

Index. The managers consider companies to have a large market capitalization if their capitalization is within the range of those companies in the S&P 500 Index.

PROSPECTUS

57

This table compares the Fund’s average annual total returns for periods ending 12/31/08 to those of the S&P 500 Index, and the Russell 1000 Value Index.

	1 Year	5 Years	10 Years		Since Inception*
Value Momentum Fund[1]
Class A Shares (with a 5.50% sales charge)[2]
Return Before Taxes	-41.77%	-2.67%	-0.43%		7.21	%(a)
Return After Taxes on Distributions	-42.58%	-4.34%	-1.93%		5.79	%(a)
Return After Taxes on Distributions and Sale of Fund Shares	-26.03%	-1.74%	-0.29%		6.19	%(a)
Class B Shares (with applicable Contingent Deferred Sales Charge)	-41.50%	-2.37%	-0.50%		7.16	%(a)
Class C Shares (with applicable Contingent Deferred Sales Charge)	-39.27%	-2.16%	-0.42	%(a)	7.27	%(a)
S&P 500 Index[3] (reflects no deduction for fees, expenses or taxes)	-37.00%	-2.19%	-1.38%		7.73%
Russell 1000 Value Index[4] (reflects no deduction for fees, expenses or taxes)	-36.85%	-0.79%	1.36%		9.05%

1The performance data includes the performance of the Stepstone Value Momentum Fund for the period prior to its consolidation with the HighMark Value Momentum Fund on 4/25/97.

2After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

3The unmanaged S&P 500 Index generally reflects the performance of large companies in the U.S. stock market. You cannot invest directly in an index.

4The unmanaged Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

*Since 2/1/91.

(a)Prior to 4/2/92 for Class A Shares, 2/2/98 for Class B Shares and 11/30/99 for Class C Shares, performance data is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 2/1/91, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered shares, the annual returns for the classes would be substantially similar. The performance of the Fiduciary Shares has been adjusted for the sales charge applicable to Class A Shares and the maximum contingent sales charge applicable to Class B and Class C Shares, but does not reflect Class A, Class B and Class C Shares’ Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

FUND INFORMATION

Class	CUSIP	Ticker
Class A	431114628	HMVLX
Class B	431114529	HVMBX
Class C	431112812	HVMCX

PROSPECTUS

HIGHMARK EQUITY FUNDS

Value Momentum Fund

58

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
	Class A Shares	Class B Shares#	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*	5.50%	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**	0.00%	5.00%	1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***	0.00%	0.00%	0.00%

Annual Fund Operating Expenses
	Class A Shares	Class B Shares	Class C Shares
Investment Advisory Fees	0.60%	0.60%	0.60%
Distribution (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses	0.49%	0.49%	0.24%

Total Annual Fund Operating Expenses	1.34%	1.84%	1.84%
Fee Waivers	0.07%	0.00%	0.00%
Net Expenses†	1.27%	1.84%	1.84%

#Class B Shares are only available to existing investors, either through reinvestment of dividends on previously-acquired Class B Shares or through exchange of Class B Shares of another HighMark Fund. Class B Shares automatically convert to Class A Shares 8 years after you buy them and will be subject to a lower distribution fee.

*The sales charge for Class A Shares varies depending upon how much you invest. See “How Sales Charges Are Calculated.”

**If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See “How Sales Charges are Calculated.”

***Does not include any wire transfer fees, if applicable.

†The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) for Class A, Class B and Class C Shares from exceeding 1.27%, 1.87% and 1.87%, respectively, for the period beginning December 1, 2009 and ending on November 30, 2010. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$672	$945	$1,237	$2,068
Class B Shares
If you do not sell your shares:	$187	$579	$995	$2,028
If you sell your shares at the end of the period:	$687	$879	$1,195	$2,028
Class C Shares
If you do not sell your shares:	$187	$579	$995	$2,159
If you sell your shares at the end of the period:	$287	$579	$995	$2,159

PROSPECTUS

HIGHMARK FIXED-INCOME FUNDS

Bond Fund

59

FUND SUMMARY

Investment Goal	To seek total return through investments in fixed-income securities
Investment Focus	U.S. government obligations, corporate debt securities, mortgage and other asset-backed securities
Principal Investment Strategy	Focuses on sectors of the bond market that the portfolio managers believe are undervalued
Share Price Volatility	Moderate
Investor Profile	Investors willing to accept the risk of a moderate amount of fluctuation in the value of their investment for the benefit of a higher total return potential

INVESTMENT STRATEGY

HighMark Bond Fund seeks to provide total return through investments in fixed-income securities. To pursue this goal, the Fund invests primarily in bonds which include:

•	Debt obligations issued or guaranteed by the U.S. government or its agencies.

•	Corporate debt securities issued by U.S. or foreign companies that nationally recognized rating agencies such as Moody’s or S&P recognize as investment-grade.

•	Investment-grade bonds backed by the interest and principal payments of various types of mortgages, known as mortgage-backed securities.

•	Investment-grade bonds backed by the interest and principal payments on loans for other types of assets, such as automobiles, houses, or credit cards, known as asset-backed securities.

Under normal circumstances, the Fund will invest at least 80% of its assets in bonds.

The Fund may also invest up to 10% of its assets in issues which are rated below BBB but have a minimum rating of B by Moody’s and/or S&P at the time of investment.

In addition to these, the Fund may invest in other types of debt securities. In an effort to preserve the value of your investment under volatile market conditions, the portfolio managers also may invest more than 20% of the Fund’s assets in very short-term investments called money market securities. Such a defensive strategy could make it more difficult for the Fund to achieve its income and total return objectives.

The Fund will maintain an average duration of between 3 and 6 years, which the managers expect to be within one year of the duration of the Barclays Capital U.S. Aggregate Bond Index.

The portfolio managers consider several factors when selecting securities for the Fund’s portfolio, including:

•	An assessment of the future level of interest rates and inflation.

•	Expectations for U.S. and global economic growth.

•	Relative yields among securities in various market sectors.

•	The yield to maturity, quality, liquidity and capital appreciation potential of individual securities.

The Fund managers also consider the current state of a bond’s issuer and the possibility that an improvement or deterioration in its financial health may result in, respectively, an upgrade or downgrade of the issuer’s credit rating. The portfolio managers may continue to hold a bond that has been downgraded if they believe it is in the best interest of the Fund’s shareholders.

For a more complete description of the various securities in which the Fund can invest, please see “Other Investment Matters” and “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decrease in interest rates. Generally, the longer the average maturity of the Fund’s fixed income portion, the greater its interest rate risk.

Credit Risk: The possibility that a bond issuer cannot make timely interest and principal payments on its obligations. In general, the lower a bond’s rating, the greater its credit risk.

Prepayment/Call Risk: If a significant number of the mortgages underlying a mortgage-backed bond are

PROSPECTUS

HIGHMARK FIXED-INCOME FUNDS

Bond Fund

60

refinanced, the bond may be “prepaid.” Call risk is the possibility that, during periods of declining interest rates, a bond issuer will “call”—or repay—higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in prepayment and call rates can cause bond prices and yields to be volatile.

If the Fund invests in securities with additional risks, its share price volatility could be greater and its performance lower. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Class A Shares from year to year. If sales charges had been reflected, the Fund’s returns would be less than those shown below.*

Best Quarter	Worst Quarter
4.28%	-3.15%
(12/31/00)	(09/30/08)

*The performance information above is based on a calendar year. The Fund’s total 20 return from 1/1/2009 to 9/30/2009 was 10.18%.

DID YOU KNOW?

One of the most significant factors affecting the performance of a bond fund is the rise and fall of interest rates. When interest rates rise, a bond’s value generally declines. When interest rates fall, its value generally increases. As a result, the greater a fund’s exposure to interest rates, the greater its risk and return potential.

Duration is an indication of how sensitive a bond or mutual fund portfolio may be to changes in interest rates. Generally speaking, the longer a fund’s duration, the more dramatically it will react to interest rate fluctuations and the greater its long-term risk/return potential. Due to their high yields, non-investment grade bonds are typically less sensitive to interest rates than investment grade bonds.

PROSPECTUS

61

This table compares the Fund’s average annual total returns for periods ending 12/31/08 to those of the Barclays Capital U.S. Aggregate Bond Index.

	1 Year	5 Years	10 Years		Since Inception*
Bond Fund[1]
Class A Shares (with a 2.25% sales charge)[2]
Return Before Taxes	-1.08%	2.74%	4.24%		7.26	%(a)
Return After Taxes on Distributions	-2.71%	1.11%	2.29%		4.62	%(a)
Return After Taxes on Distributions and Sale of Fund Shares	-0.71%	1.38%	2.42%		4.61	%(a)
Class B Shares (with applicable Contingent Deferred Sales Charge)	-4.33%	2.17%	3.82	%(a)	7.11	%(a)
Class C Shares (with applicable Contingent Deferred Sales Charge)	-0.09%	2.81%	4.29	%(a)	7.30	%(a)
Barclays Capital U.S. Aggregate Bond Index[3] (reflects no deduction for fees, expenses or taxes)	5.24%	4.65%	5.63%		8.40	%†

1Performance data includes the performance of the IRA Fund Bond Portfolio for the period prior to its consolidation with the HighMark Bond Fund on 6/23/88.

2After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and Class C Shares will vary.

3The unmanaged Barclays Capital U.S. Aggregate Bond Index is generally representative of the bond market as a whole. You cannot invest directly in an index.

*Since 2/15/84.

(a)Prior to 6/20/94 for Class A Shares, 11/30/00 for Class B Shares and 11/28/03 for Class C Shares, performance data is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 2/15/84, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered shares, the annual returns for the classes would be substantially similar. The performance of the Fiduciary Shares has been adjusted for the sales charge applicable to Class A Shares and the maximum contingent sales charge applicable to Class B and Class C Shares, but does not reflect Class A, Class B and Class C Shares’ Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

†Since 2/29/84.

FUND INFORMATION

Class	CUSIP	Ticker
Class A	431114743	HMRBX
Class B	431112747	HBDBX
Class C	431112648	HBDCX

PROSPECTUS

HIGHMARK FIXED-INCOME FUNDS

Bond Fund

62

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
	Class A Shares	Class B Shares#	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*	2.25%	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**	0.00%	5.00%	1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***	0.00%	0.00%	0.00%

Annual Fund Operating Expenses
	Class A Shares	Class B Shares	Class C Shares
Investment Advisory Fees	0.50%	0.50%	0.50%
Distribution (12b-1) Fees	0.25%	0.75%	0.75%
Other Expenses	0.49%	0.49%	0.24%

Total Annual Fund Operating Expenses	1.24%	1.74%	1.49%
Fee Waivers	0.20%	0.02%	0.02%
Net Expenses†	1.04%	1.72%	1.47%

#Class B Shares are only available to existing investors, either through reinvestment of dividends on previously-acquired Class B Shares or through exchange of Class B Shares of another HighMark Fund. Class B Shares automatically convert to Class A Shares 8 years after you buy them and will be subject to a lower distribution fee.

*The sales charge for Class A Shares varies depending upon how much you invest. See “How Sales Charges Are Calculated.”

**If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 0.50%. See “How Sales Charges are Calculated.”

***Does not include any wire transfer fees, if applicable.

†The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) for Class A, Class B and Class C Shares from exceeding 1.04%, 1.72% and 1.47%, respectively, for the period beginning December 1, 2009 and ending on November 30, 2010. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$329	$590	$872	$1,674
Class B Shares
If you do not sell your shares:	$175	$546	$942	$1,918
If you sell your shares at the end of the period:	$675	$846	$1,142	$1,918
Class C Shares
If you do not sell your shares:	$150	$469	$811	$1,778
If you sell your shares at the end of the period:	$250	$469	$811	$1,778

PROSPECTUS

HIGHMARK FIXED-INCOME FUNDS

California Intermediate Tax-Free Bond Fund

63

FUND SUMMARY

Investment Goal	To seek high current income that is exempt from federal income tax and California state personal income tax
Investment Focus	California municipal securities
Principal Investment Strategy	Invests primarily in investment grade California municipal securities
Share Price Volatility	Low to Moderate
Investor Profile	California residents seeking income exempt from federal income tax and state personal income tax

INVESTMENT STRATEGY

HighMark California Intermediate Tax-Free Bond Fund seeks high current income that is exempt from federal income tax and State of California personal income tax. To pursue this goal, the Fund invests primarily in investment-grade municipal bonds and notes that are tax-exempt in California.

Under normal circumstances, the Fund will invest at least 80% of its assets in bonds the income from which is exempt from both federal income tax and California personal income tax. This policy is fundamental and will not be changed without shareholder approval.

Although the Fund will invest primarily in California municipal bonds, it may also invest in municipal bonds from other states, territories and possessions of the United States if the income from these bonds is exempt from U.S. federal income taxes. In addition, the Fund may invest in shares of money market funds and other investment companies that have similar investment objectives.

Under certain conditions, the Fund may temporarily invest more than 20% of its assets in bonds not exempt from federal or California state taxes, which would make it more difficult for the Fund to achieve its goals. Investors who may be subject to the alternative minimum tax (AMT) should note that the portfolio managers will invest at least 80% of the Fund’s assets in bonds that pay interest exempt from the AMT under normal circumstances.

The Fund expects to maintain an average portfolio maturity of between 3 and 10 years.

In selecting bonds for the Fund’s portfolio, the portfolio managers consider factors such as:

•	The potential direction of interest rate changes.

•	Their expectations for the U.S. economy in general and California’s economy in particular.

•	The credit rating and stability of the issuers.

The Fund also may invest in futures and options on futures for the purpose of achieving the Fund’s objectives and for adjusting portfolio duration. The Fund may invest in futures and related options based on any type of security or index traded on U.S. or foreign exchanges or over the counter, as long as the underlying security, or securities represented by an index are permitted investments of the Fund. The Fund may enter into futures contracts and related options only to the extent that obligations under such contracts or transactions represent not more than 10% of the Fund’s assets.

For a more complete description of the various securities in which the Fund can invest, please see “Other Investment Matters” and “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks.

California State Specific Risk: By concentrating its investments in California, the Fund may be more susceptible to factors adversely affecting issuers of California municipal bonds than a comparable fund that does not concentrate in a single state. For example, the Fund may be affected significantly by economic, regulatory, or political developments affecting the ability of California municipal issuers to pay interest or repay principal. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulation, litigation and voter initiatives could have an adverse effect on the debt obligations of California municipal issuers. By concentrating its investments in bonds issued in California, the Fund’s credit risk is dependent on the ability of the state and its cities and municipalities to make timely payments on their obligations.

PROSPECTUS

HIGHMARK FIXED-INCOME FUNDS

California Intermediate Tax-Free Bond Fund

64

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decrease in interest rates. Generally, the longer the average maturity of the Fund’s fixed income portion, the greater its interest rate risk.

Credit Risk: The possibility that a bond issuer cannot make timely interest and principal payments on its obligations. In general, the lower a bond’s rating, the greater its credit risk.

Call Risk: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will “call”—or repay—higher-yielding bonds before their stated maturity date. Investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in call rates can cause bond prices and yields to be volatile.

If the Fund invests in securities with additional risks, its share price volatility could be greater and its performance lower. The Fund may trade securities actively, which could increase its transaction costs and thereby lower its performance.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Class A Shares from year to year. If sales charges had been reflected, the Fund’s returns would be less than those shown below.*

Best Quarter	Worst Quarter
4.63%	-2.09%
(09/30/02)	(06/30/99)

*The performance information above is based on a calendar year. The Fund’s total return from 1/1/2009 to 9/30/2009 was 7.35%.

DID YOU KNOW?

One of the most significant factors affecting the performance of a bond fund is the rise and fall of interest rates. When interest rates rise, a bond’s value generally declines. When interest rates fall, its value generally increases. As a result, the greater a fund’s exposure to interest rates, the greater its risk and return potential.

Duration is an indication of how sensitive a bond or mutual fund portfolio may be to changes in interest rates. Generally speaking, the longer a fund’s duration, the more dramatically it will react to interest rate fluctuations and the greater its long-term risk/return potential. Due to their high yields, non-investment grade bonds are typically less sensitive to interest rates than investment grade bonds.

Municipal Bonds are issued by states, cities and municipalities to help finance utilities, schools, public works projects and facilities, among other things.

Investment-Grade Bonds are generally those whose issuers the managers consider to have fairly solid financial health by nationally recognized rating agencies such as S&P.

PROSPECTUS

65

This table compares the Fund’s average annual total returns for periods ending 12/31/08 to those of the Barclays Capital 7-Year Municipal Bond Index.

	1 Year	5 Years	10 Years		Since Inception*
California Intermediate Tax-Free Bond Fund[1]
Class A Shares (with a 2.25% sales charge)[2]
Return Before Taxes	0.89%	2.09%	3.47%		4.03%
Return After Taxes on Distributions	0.86%	2.01%	3.42%		4.00%
Return After Taxes on Distributions and Sale of Fund Shares	1.73%	2.27%	3.50%		4.03%
Class B Shares (with applicable Contingent Deferred Sales Charge)	-2.48%	1.46%	2.93	%(a)	3.69	%(a)
Class C Shares (with applicable Contingent Deferred Sales Charge)	1.82%	2.08%	3.48	%(a)	4.06	%(a)
Barclays Capital 7-Year Municipal Bond Index[3] (reflects no deduction for fees, expenses or taxes)	4.59%	3.69%	4.80%		5.13	%†

1Performance data includes the performance of the Stepstone California Intermediate Tax-Free Bond Fund for the period prior to its consolidation with the HighMark California Intermediate Tax-Free Bond Fund on 4/25/97.

2After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and Class C Shares will vary.

3The unmanaged Barclays Capital 7-Year Municipal Bond Index comprises intermediate-term, investment-grade tax-exempt bonds with maturities between 6 and 8 years. You cannot invest directly in an index.

*Since 10/15/93.

(a)Prior to 11/30/99 for Class B Shares and 11/28/03 for Class C Shares, performance data is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 10/15/93, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered shares, the annual returns for the classes would be substantially similar. The performance of the Fiduciary Shares has been adjusted for the maximum contingent sales charge applicable to Class B Shares, but does not reflect Class B and Class C Shares’ Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

†Since 10/31/93.

FUND INFORMATION

Class	CUSIP	Ticker
Class A	431114578	HMCIX
Class B	431112796	HCABX
Class C	431112630	HCTCX

PROSPECTUS

HIGHMARK FIXED-INCOME FUNDS

California Intermediate Tax-Free Bond Fund

66

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
	Class A Shares	Class B Shares#	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*	2.25%	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**	0.00%	5.00%	1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***	0.00%	0.00%	0.00%

Annual Fund Operating Expenses
	Class A Shares	Class B Shares	Class C Shares
Investment Advisory Fees	0.50%	0.50%	0.50%
Distribution (12b-1) Fees	0.25%	0.75%	0.75%
Other Expenses	0.53%	0.53%	0.28%

Total Annual Fund Operating Expenses	1.28%	1.78%	1.53%
Fee Waivers	0.49%	0.29%	0.29%
Net Expenses†	0.79%	1.49%	1.24%

#Class B Shares are only available to existing investors, either through reinvestment of dividends on previously-acquired Class B Shares or through exchange of Class B Shares of another HighMark Fund. Class B Shares automatically convert to Class A Shares 8 years after you buy them and will be subject to a lower distribution fee.

*The sales charge for Class A Shares varies depending upon how much you invest. See “How Sales Charges Are Calculated.”

**If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 0.50%. See “How Sales Charges are Calculated.”

***Does not include any wire transfer fees, if applicable.

†The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) for Class A, Class B and Class C Shares from exceeding 0.79%, 1.49% and 1.24%, respectively, for the period beginning December 1, 2009 and ending on November 30, 2010. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$304	$574	$865	$1,693
Class B Shares
If you do not sell your shares:	$152	$532	$937	$1,939
If you sell your shares at the end of the period:	$652	$832	$1,137	$1,939
Class C Shares
If you do not sell your shares:	$126	$455	$807	$1,799
If you sell your shares at the end of the period:	$226	$455	$807	$1,799

PROSPECTUS

HIGHMARK FIXED-INCOME FUNDS

National Intermediate Tax-Free Bond Fund

67

FUND SUMMARY

Investment Goal	To seek to provide high current income that is exempt from federal income tax
Investment Focus	Municipal securities
Principal Investment Strategy	Invests primarily in municipal securities providing an average intermediate maturity
Share Price Volatility	Low to Moderate
Investor Profile	Investors seeking income exempt from federal income tax

INVESTMENT STRATEGY

HighMark National Intermediate Tax-Free Bond Fund seeks to provide high current income that is exempt from federal income taxes. To pursue this goal, the Fund invests primarily in municipal bonds and notes of states, territories and possessions of the United States that are exempt from federal income tax. Under normal circumstances, the Fund will invest at least 80% of its assets in bonds the income from which is exempt from federal income tax. This policy is fundamental and will not be changed without shareholder approval.

Under normal circumstances, the Fund will invest at least 65% of its assets in municipal securities. This policy is non-fundamental and may be changed without shareholder approval.

Under certain conditions, the Fund may temporarily invest more than 20% of its assets in bonds not exempt from federal income taxes, which would make it more difficult for the Fund to achieve its goals. Investors who may be subject to the alternative minimum tax (AMT) should note that the portfolio managers will invest at least 80% of the Fund’s assets in bonds that pay interest exempt from the AMT under normal circumstances.

The Fund expects to maintain an average portfolio maturity of between 3 and 10 years.

In selecting bonds for the Fund’s portfolio, the portfolio managers consider factors such as:

•	The potential direction of interest rate changes.

•	Their expectations for the U.S. economy in general.

•	The credit rating and stability of the issuers.

The Fund also may invest in futures and options on futures for the purpose of achieving the Fund’s objectives and for adjusting portfolio duration. The Fund may invest in futures and related options based on any type of security or index traded on U.S. or foreign exchanges or over the counter, as long as the underlying security, or securities represented by an index are permitted investments of the Fund. The Fund may enter into futures contracts and related options only to the extent that obligations under such contracts or transactions represent not more than 10% of the Fund’s assets. In addition, the Fund may invest in shares of money market funds and other investment companies that have similar investment objectives.

For a more complete description of the securities in which the Fund can invest, please see “Other Investment Matters” and “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decrease in interest rates. Generally, the longer the average maturity of the Fund’s fixed income portion, the greater its interest rate risk.

Credit Risk: The possibility that a bond issuer cannot make timely interest and principal payments on its obligations. In general, the lower a bond’s rating, the greater its credit risk.

Call Risk: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will “call”—or repay—higher-yielding bonds before their stated maturity date. Investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in call rates can cause bond prices and yields to be volatile.

If the Fund invests in securities with additional risks, its share price volatility could be greater and its performance lower. The Fund may trade securities actively, which could increase its transaction costs and thereby lower its performance.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PROSPECTUS

HIGHMARK FIXED-INCOME FUNDS

National Intermediate Tax-Free Bond Fund

68

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Class A Shares1 from year to year. If sales charges had been reflected, the Fund’s returns would be less than those shown below.*

Best Quarter	Worst Quarter
3.31%	-2.00%
(06/30/02)	(06/30/99)

*The performance information above is based on a calendar year. The Fund’s total return from 1/1/2009 to 9/30/2009 was 6.66%.

1See footnote 1 to performance table on the next page.

DID YOU KNOW?

One of the most significant factors affecting the performance of a bond fund is the rise and fall of interest rates. When interest rates rise, a bond’s value generally declines. When interest rates fall, its value generally increases. As a result, the greater a fund’s exposure to interest rates, the greater its risk and return potential.

Duration is an indication of how sensitive a bond or mutual fund portfolio may be to changes in interest rates. Generally speaking, the longer a fund’s duration, the more dramatically it will react to interest rate fluctuations and the greater its long-term risk/return potential. Due to their high yields, non-investment grade bonds are typically less sensitive to interest rates than investment grade bonds.

Municipal Bonds are issued by states, cities and municipalities to help finance utilities, schools, public works projects and facilities, among other things.

PROSPECTUS

69

This table compares the Fund’s average annual total returns for periods ending 12/31/08 to those of the Barclays Capital 7-Year Municipal Bond Index.

	1 Year		5 Years		10 Years		Since Inception*
National Intermediate Tax-Free Bond Fund[1]
Class A Shares (with a 2.25% Sales Charge)[2]
Return Before Taxes	1.45%		2.34%		3.19	%(a)	4.48	%(a)
Return After Taxes on Distributions	1.44%		2.27%		3.16	%(a)	4.46	%(a)
Return After Taxes on Distributions and Sale of Fund Shares	2.15%		2.52%		3.28	%(a)	4.52	%(a)
Class C Shares (with applicable Contingent Deferred Sales Charge)	2.31	%(b)	2.10	%(b)	3.21	%(b)	4.62	%(b)
Barclays Capital 7-Year Municipal Bond Index[3] (reflects no deduction for fees, expenses or taxes)	4.59%		3.69%		4.80%		—	**

1Performance data includes the performance of a common trust fund for the period prior to its consolidation with the National Intermediate Tax-Free Bond Fund on October 18, 2002. The National Intermediate Tax-Free Bond Fund commenced operations as of October 18, 2002 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of Class A Shares of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the Fund as adjusted to reflect the fees and expenses associated with Class A Shares of the Fund. The common trust fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and therefore was not subject to the investment restrictions, limitations, and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered, its returns may have been lower.

2After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class C Shares will vary.

3The unmanaged Barclays Capital 7-Year Municipal Bond Index generally comprises intermediate-term, investment-grade tax-exempt bonds with maturities between 6 and 8 years. You cannot invest directly in an index.

*Since 2/17/89.

**Index did not exist.

(a) Prior to 10/18/02 for Class A Shares, performance data is based on Fiduciary Share performance (whose performance data includes the performance of a common trust fund for the period prior to its consolidation with the National Intermediate Tax-Free Bond Fund on October 18, 2002). Fiduciary Shares, which were first offered 10/18/02, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered shares, the annual returns for the classes would be substantially similar.

(b) Prior to 11/28/03 for Class C Shares, performance data is based on Fiduciary Share performance (whose performance data includes the performance of a common trust fund for the period prior to its consolidation with the National Intermediate Tax-Free Bond Fund on October 18, 2002). From 11/28/03 to 9/26/07 for Class C Shares, performance data reflects the performance of Class C Shares during that period. From 9/27/07 to 12/31/08, no Class C Shares were outstanding, and performance data for Class C Shares during such period is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 10/18/02, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered shares, the annual returns for the classes would be substantially similar. The performance of the Fiduciary Shares does not reflect Class C Shares’ Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

FUND INFORMATION

Class	CUSIP	Ticker
Class A	431112663	HMNFX
Class C	431112622	HNTCX

PROSPECTUS

HIGHMARK FIXED-INCOME FUNDS

National Intermediate Tax-Free Bond Fund

70

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*	2.25%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**	0.00%	1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***	0.00%	0.00%

Annual Fund Operating Expenses
	Class A Shares	Class C Shares
Investment Advisory Fees	0.50%	0.50%
Distribution (12b-1) Fees	0.25%	0.75%
Other Expenses@	0.58%	0.33%
Acquired Fund Fees and Expenses†	0.01%	0.01%

Total Annual Fund Operating Expenses††	1.34%	1.59%
Fee Waivers	0.56%	0.36%
Net Expenses†††	0.78%	1.23%

*The sales charge for Class A Shares varies depending upon how much you invest. See “How Sales Charges Are Calculated.”

**If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 0.50%. See “How Sales Charges Are Calculated.”

***Does not include any wire transfer fees, if applicable.

@Other Expenses for Class C Shares are based on estimated amounts for the current fiscal year.

†The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) for the fiscal year ended July 31, 2009.

††The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

†††The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in Acquired Funds) for Class A and Class C Shares from exceeding 0.77% and 1.22%, respectively, for the period beginning December 1, 2009 and ending on November 30, 2010. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$303	$586	$890	$1,754
Class C Shares
If you do not sell your shares:	$125	$467	$832	$1,859
If you sell your shares at the end of the period:	$225	$467	$832	$1,859

PROSPECTUS

HIGHMARK FIXED-INCOME FUNDS

Short Term Bond Fund

71

FUND SUMMARY

Investment Goal	To seek total return through investments in fixed-income securities
Investment Focus	U.S. government obligations, corporate debt securities, mortgage and other asset-backed securities
Principal Investment Strategy	Focuses on sectors of the bond market that the portfolio managers believe are undervalued
Share Price Volatility	Low
Investor Profile	Investors willing to accept the risk of a small amount of fluctuation in the value of their investment for the benefit of a higher total return potential than a money market fund

INVESTMENT STRATEGY

HighMark Short Term Bond Fund seeks to provide total return through investments in fixed-income securities. To pursue this goal, the Fund invests primarily in bonds which include:

•	Debt obligations issued or guaranteed by the U.S. government or its agencies.

•	Corporate debt securities issued by U.S. or foreign companies that nationally recognized rating agencies such as Moody’s or S&P recognize as investment-grade.

•	Investment-grade bonds backed by the interest and principal payments of various types of mortgages, known as mortgage-backed securities.

•	Investment-grade bonds backed by the interest and principal payments on loans for other types of assets, such as automobiles, houses, or credit cards, known as asset-backed securities.

Under normal circumstances, the Fund will invest at least 80% of its assets in bonds. The Fund will maintain an average duration of between 1 and 3 years.

The Fund may also invest up to 10% of its assets in issues which are rated below BBB but have a minimum rating of B by Moody’s and/or S&P at the time of investment.

In addition to these, the Fund may invest in other types of debt securities. In an effort to preserve the value of your investment under volatile market conditions, the portfolio managers also may invest more than 20% of the Fund’s assets in very short-term investments called money market securities. Such a defensive strategy could make it more difficult for the Fund to achieve its goals.

The portfolio managers consider several factors when selecting securities for the Fund’s portfolio, including:

•	An assessment of the future level of interest rates and inflation.
•	Expectations for U.S. and global economic growth.

•	Relative yields among securities in various market sectors.

•	The yield to maturity, quality, liquidity and capital appreciation potential of individual securities.

The Fund managers also consider the current state of a bond’s issuer and the possibility that an improvement or deterioration in its financial health may result in, respectively, an upgrade or downgrade of the issuer’s credit rating. The portfolio managers may continue to hold a bond that has been downgraded if they believe it is in the best interest of the Fund’s shareholders.

For a more complete description of the various securities in which the Fund can invest, please see “Other Investment Matters” and “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decrease in interest rates. Generally, the longer the average maturity of the Fund’s fixed income portion, the greater its interest rate risk.

Credit Risk: The possibility that a bond issuer cannot make timely interest and principal payments on its obligations. In general, the lower a bond’s rating, the greater its credit risk.

Prepayment/Call Risk: If a significant number of the mortgages underlying a mortgage-backed bond are refinanced, the bond may be “prepaid.” Call risk is the possibility that, during periods of declining interest rates, a bond issuer will “call”—or repay—higher-yielding bonds before their stated maturity date. In both cases, investors

PROSPECTUS

HIGHMARK FIXED-INCOME FUNDS

Short Term Bond Fund

72

receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in prepayment and call rates can cause bond prices and yields to be volatile.

If the Fund invests in securities with additional risks, its share price volatility could be greater and its performance lower. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay.

For more information about these risks and additional risks to which the Fund may be subject, please see

“Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Class A Shares from year to year. If sales charges had been reflected, the Fund’s returns would be less than those shown below.*

Best Quarter	Worst Quarter
1.87%	-0.70%
(09/30/06)	(09/30/08)

*The performance information above is based on a calendar year. The Fund’s total return from 1/1/2009 to 9/30/2009 was 5.98%.

DID YOU KNOW?

One of the most significant factors affecting the performance of a bond fund is the rise and fall of interest rates. When interest rates rise, a bond’s value generally declines. When interest rates fall, its value generally increases. As a result, the greater a fund’s exposure to interest rates, the greater its risk and return potential.

Duration is an indication of how sensitive a bond or mutual fund portfolio may be to changes in interest rates. Generally speaking, the longer a fund’s duration, the more dramatically it will react to interest rate fluctuations and the greater its long-term risk/return potential. Due to their high yields, non-investment grade bonds are typically less sensitive to interest rates than investment grade bonds.

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This table compares the Fund’s average annual total returns for periods ending 12/31/08 to those of the Barclays Capital 1-3 Year U.S. Government/Credit Bond Index.

	1 Year	Since Inception*
Short Term Bond Fund
Class A Shares (with a 2.25% sales charge)[1]
Return Before Taxes	-0.12%	2.32%
Return After Taxes on Distributions	-1.54%	1.06%
Return After Taxes on Distributions and Sale of Fund Shares	-0.08%	1.24%
Class C Shares (with applicable Contingent Deferred Sales Charge)	0.74%	2.55	%(a)
Barclays Capital 1-3 Year U.S. Government/Credit Bond Index[2] (reflects no deduction for fees, expenses or taxes)	4.97%	4.20	%†

1After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for C Shares will vary.

2The unmanaged Barclays Capital 1-3 Year U.S. Government/Credit Bond Index includes securities in the Government and Credit Indices. The Government Index includes treasuries (i.e. public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e. publicly issued debt of U.S. Government agencies, quasi-federal corporations and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. You cannot invest directly in an index.

*Since 11/02/04.

†Since 10/31/04.

(a)Prior to 11/29/04 for Class C Shares, performance data is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 11/02/04, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered shares, the annual returns for the classes would be substantially similar. The performance of the Fiduciary Shares has been adjusted for the maximum contingent sales charge applicable to Class C Shares, but does not reflect Class C Shares Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

FUND INFORMATION

Class	CUSIP	Ticker
Class A	431112523	HMSAX
Class C	431112515	HMTCX

PROSPECTUS

HIGHMARK FIXED-INCOME FUNDS

Short Term Bond Fund

74

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)*	2.25%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**	0.00%	1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***	0.00%	0.00%

Annual Fund Operating Expenses
	Class A Shares	Class C Shares
Investment Advisory Fees	0.40%	0.40%
Distribution (12b-1) Fees	0.25%	0.75%
Other Expenses	0.67%	0.42%
Acquired Fund Fees and Expenses†	0.01%	0.01%

Total Annual Fund Operating Expenses††	1.33%	1.58%
Fee Waivers	0.37%	0.17%
Net Expenses†††	0.96%	1.41%

*The sales charge for Class A Shares varies depending upon how much you invest. See “How Sales Charges Are Calculated.”

**If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 0.50%. See “How Sales Charges are Calculated.”

***Does not include any wire transfer fees, if applicable.

†The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) for the fiscal year ended July 31, 2009.

††The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

†††The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in Acquired Funds) for Class A and Class C Shares from exceeding 0.95% and 1.40%, respectively, for the period beginning December 1, 2009 and ending on November 30, 2010. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$321	$601	$903	$1,759
Class C Shares If you do not sell your shares:	$144	$482	$844	$1,864
If you sell your shares at the end of the period:	$244	$482	$844	$1,864

PROSPECTUS

HIGHMARK FIXED–INCOME FUNDS

Wisconsin Tax-Exempt Fund

75

FUND SUMMARY

Investment Goal	To seek to provide investors with a high level of current income that is exempt from federal income tax and Wisconsin personal income tax
Investment Focus	Municipal debt securities, with a high concentration of Wisconsin issued bonds
Principal Investment Strategy	Invests primarily in Wisconsin and U.S. territory municipal securities
Share Price Volatility	Low to Moderate
Investor Profile	Investors seeking income exempt from federal income tax and Wisconsin personal income tax

INVESTMENT STRATEGY

HighMark Wisconsin Tax-Exempt Fund seeks to provide investors with a high level of current income that is exempt from U.S. federal income tax and Wisconsin personal income tax. To pursue its goal, the Fund invests primarily in municipal bonds and other debt securities that pay interest that, in the opinion of bond counsel to the issuer, is exempt from federal income tax and Wisconsin personal income tax.

Under normal market conditions, the Fund invests primarily in municipal bonds issued by the State of Wisconsin, its municipalities, other political subdivisions and public authorities of Wisconsin and similar obligations of other agencies and entities that pay interest that is exempt, from federal income tax and Wisconsin personal income tax (including territories and possessions of the United States and their political subdivisions and public authorities, and certain other governmental issuers).

As a matter of fundamental policy, under normal market conditions, the Fund invests its assets so that at least 80% of the income earned on those investments will be exempt, in the opinion of bond counsel to the issuer, from federal income tax and Wisconsin personal income tax and also from federal and applicable Wisconsin alternative minimum taxes.

Debt obligations issued by or on behalf of a state or territory or its agencies, instrumentalities, municipalities and political subdivisions and certain other governmental issuers, the interest on which is exempt from federal income tax, are referred to as “tax exempt obligations.” These entities issue (sell) tax exempt obligations primarily to finance various public purposes, such as constructing public facilities and making loans to public institutions. Tax exempt obligations may be either general obligation bonds or revenue bonds. General obligation bonds normally are secured by the full faith and credit of an agency with taxing power. The taxing authority makes interest and principal payments on these bonds from its general unrestricted revenues. The issuer of a revenue bond, on the other hand, makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. An issuer may also sometimes issue short term notes in anticipation of its sale of bonds, collection of taxes or receipt of other revenue (anticipation notes).

Only limited categories of tax exempt obligations are exempt from Wisconsin personal income tax. These include:

•	Higher education bonds issued by the State of Wisconsin

•	Public housing bonds issued by Wisconsin municipal housing authorities

•	Development/Redevelopment bonds issued by Wisconsin municipal development authorities

•	Certain bonds issued by the Wisconsin Housing and Economic Development Authority

•	Wisconsin Housing Finance Authority Bonds

•	Certain general obligation bonds issued by the District of Columbia, Puerto Rico, the U.S. Virgin Islands and Guam

•	Certain public housing agency bonds issued by agencies located outside of Wisconsin

•	Certain bonds issued by the Wisconsin Health and Educational Facilities Authority

•	Local exposition district bonds

•	Wisconsin professional baseball park district and professional football stadium district bonds

•	Local cultural arts district bonds

•	Wisconsin Aerospace Authority bonds

•	Southeastern Regional Transit Authority bonds

Because of these limited categories of double tax exempt bonds, the Fund may not always be able to invest its assets in tax exempt obligations issued in Wisconsin. When the sub-adviser is unable to find a sufficient supply of qualifying tax exempt obligations issued in Wisconsin that the sub-adviser believes would be good investments for the Fund, the

PROSPECTUS

HIGHMARK FIXED–INCOME FUNDS

Wisconsin Tax-Exempt Fund

76

sub-adviser may invest more than 25% of the Fund’s assets in debt obligations issued by or on behalf of Puerto Rico, Guam or the U.S. Virgin Islands and their municipalities and other political subdivisions and public authorities. The income from such securities is exempt from federal and Wisconsin personal income taxes. Under certain circumstances, tax exempt obligations held in the Fund may be subject to the alternative minimum tax. For more information about the potential tax consequences of investment in the Fund, please see “Taxes.”

The Fund invests primarily in tax exempt obligations that are rated investment grade at the time of purchase (i.e., rated “Baa” or higher by Moody’s or “BBB-” or higher by S&P) or that are unrated but that the sub-adviser determines, at the time of purchase, are of comparable quality to obligations rated investment grade.

The Fund may invest up to 20% of its assets in tax exempt obligations that are rated below investment grade, (but not rated below “B” by Moody’s or S&P) and in unrated bonds, that the sub-adviser determines, at the time of purchase, to be of comparable quality. These below investment grade obligations (sometimes referred to as junk bonds) carry a higher risk of nonpayment and tend to fluctuate more in market price than higher rated obligations.

It is possible that, after the Fund purchases a tax exempt obligation that meets its credit quality standards, Moody’s or S&P may downgrade the obligation, or the sub-adviser may reassess its view of the issuer’s credit quality. The sub-adviser will consider such an event in determining whether the Fund should continue to hold the obligation, but will not automatically dispose of the obligation solely because it has been downgraded. However, if such a downgrade causes more than 5% of the Fund’s total assets to be invested in tax exempt obligations that do not meet the Fund’s minimum credit standards, then the sub-adviser intends to sell some of the lower quality tax exempt obligations so that less than 5% of the Fund’s total assets are invested in such obligations.

In analyzing rated and unrated tax exempt obligations, the sub-adviser obtains and reviews available information on the creditworthiness of the parties obligated to make principal and interest payments (including any parties who guarantee the borrower’s payment obligations). The sub-adviser also considers various qualitative factors and trends that affect tax exempt obligations generally. A significant portion of the credit ratings of the tax exempt obligations held by the Fund are enhanced by insurance, although the ability of the insurer to pay principal and interest in the event of a default by the issuer cannot be assured.

For a more complete description of the various securities in which the Fund can invest, please see “Other Investment Matters” and “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Market Risk: The risk that a security’s market value may decline, especially rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the investor originally paid for it. Market risk may affect a single issuer, an industrial sector or the market as a whole. For fixed income securities, market risk is largely influenced by changes in interest rates. Rising interest rates typically cause the value of bonds to decrease, while falling rates typically cause the value of bonds to increase.

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decrease in interest rates. Generally, the longer the average maturity of the Fund’s fixed income portion, the greater its interest rate risk.

Credit Risk: The possibility that a bond issuer cannot make timely interest and principal payments on its obligations. In general, the lower a bond’s rating, the greater its credit risk.

Junk Bond Risk: Below investment grade bonds generally offer higher yields than investment grade bonds, but also carry greater risk. They are more vulnerable to default than higher grade bonds, and are more susceptible to adverse business, financial and economic conditions that impair the capacity and willingness of borrowers to make scheduled interest and principal payments. The market prices of these bonds tend to fluctuate more in times of economic uncertainty than is the case for higher rated bonds. The Fund attempts to minimize its exposure to this risk by limiting its investments in junk bonds to those rated in the fifth and sixth highest categories (“Ba” or “B” by Moody’s or “BB” or “B” by S&P), and unrated bonds that the sub-adviser determines are of comparable quality. The Fund may also invest in bonds rated in the fourth highest rating category (“Baa” by Moody’s or “BBB-” by S&P). Bonds in this category, although rated investment grade, have some of the speculative characteristics referenced above.

Liquidity Risk: The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forgo a more attractive investment opportunity. Any or all of these limitations could hamper the management or performance of the Fund.

Geographic Concentration Risk: The Fund normally will invest significant portions of its assets in several specific

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77

geographic areas. Political, legislative, business and economic conditions and developments within Wisconsin and, to a lesser extent, Puerto Rico and Guam (and perhaps the U.S. Virgin Islands) will affect the Fund’s performance, because the Fund’s investments primarily will be made in those geographic territories. For example, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of municipal issuers in these jurisdictions to pay interest or repay principal. Future political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulation, litigation and voter initiatives could have an adverse effect on the debt obligations of municipal issuers. By concentrating its investments in bonds issued in specific geographic areas, the Fund’s credit risk is more dependent on the ability of the territory or state and its cities and municipalities to make timely payments on their obligations.

Industry/Sector Risk: The risk associated with excessive exposure to any one industry or sector. The Fund does not seek to concentrate its investments in any particular industry, and generally will not invest more than 25% of its assets in tax exempt obligations payable from the revenues of any single industry. However, when the sub-adviser is unable to find a sufficient supply of other appropriate tax exempt obligations, it may invest more than 25% of the Fund’s assets in bonds payable from the revenues of any of the housing, healthcare or utilities industries. Any economic, business, political and other changes that affect one such revenue bond potentially could affect other revenue bonds in the same industry segment. The resulting industry concentration could increase the Fund’s market risk or credit risk, or both.

Alternative Minimum Tax Risk: The Fund may invest up to 10% of its total assets in municipal securities that generate interest which is subject to alternative minimum tax. As a result, taxpayers who are subject to the alternative minimum tax potentially could earn a lower after-tax return.

Loss of Tax Exemption Risk: As discussed above, the Fund may invest more than 25% of its assets in any or all of the housing, healthcare and utilities industries. Like most revenue bonds, the federal and Wisconsin tax-exempt status of these bonds depends upon compliance with certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”), as well as Wisconsin statutes and regulations. If the project or facility being financed, the obligor of the revenue bond, some feature or attribute of the revenue bond itself or some other factor or participant fails to comply with these provisions of the Code or related regulations or state laws, then interest on the bonds may become taxable (possibly retroactive to the date of issuance). Changes to the tax laws also could eliminate or restrict the availability of tax-exempt treatment on the income earned on municipal securities. Either event would reduce the value of the bonds, subject shareholders (including the Fund) to unanticipated tax liabilities and possibly force the Fund to sell the bonds at a reduced value. In addition, changes to the tax laws that eliminate or reduce individual income taxes on corporate dividends or that make other investments more attractive could reduce demand for municipal securities and thus the value of the Fund.

Non-Diversification Risk: The risk that, as a “non-diversified” fund under the Investment Company Act of 1940, as amended, the Fund may hold more concentrated positions in individual issuers than diversified mutual funds, and thereby have greater exposure to risks associated with an individual issuer.

If the Fund invests in securities with additional risks, its share price volatility could be greater and its performance lower. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay on your investment.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PROSPECTUS

HIGHMARK FIXED–INCOME FUNDS

Wisconsin Tax-Exempt Fund

78

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Pursuant to an agreement and plan of reorganization between the Fund and North Track Wisconsin Tax-Exempt Fund (the “Predecessor Fund”) on June 8, 2009, the Fund acquired all the assets and all of the identified liabilities of the Predecessor Fund in exchange for Class A Shares, Class B Shares and Class C Shares of the Fund (the “Reorganization”). As a result of the Reorganization, the Fund is the accounting successor of the Predecessor Fund. The historical performance information shown below reflects the performance of the Predecessor Fund, since the Fund did not have any operating history prior to the date of the Reorganization. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Class A Shares1 from year to year. If sales charges had been reflected, the Fund’s returns would be less than those shown below.*

Best Quarter	Worst Quarter
4.41%	-3.17%
(09/30/02)	(09/30/08)

*The performance information above is based on a calendar year. The Fund’s total return from 01/01/2009 to 09/30/2009 was 11.67%.

1The performance shown includes the performance of Class A shares of the Predecessor Fund. The Predecessor Fund was reorganized into the Fund on June 8, 2009.

This table compares the Fund’s average annual total returns for periods ending 12/31/08 to those of the Barclays Capital Municipal Bond Index.

	1 Year	5 Years	10 Years
Wisconsin Tax-Exempt Fund[1]
Class A Shares (with a 2.25% sales charge)[2]
Return Before Taxes	-5.35%	1.41%	3.07%
Return After Taxes on Distributions	-5.35%	1.40%	3.07%
Return After Taxes on Distributions and Sale of Fund Shares	-2.23%	1.73%	3.19%
Barclays Capital Municipal Bond Index[3] (reflects no deduction for fees, expenses or taxes)	-2.47%	2.71%	4.26%

	1 Year	5 Years	Since Inception (1/6/03)
Class B Shares (with applicable Contingent Deferred Sales Charge)	-8.54%	0.76%	1.51%
Class C Shares (with applicable Contingent Deferred Sales Charge)	-4.81%	1.12%	1.65%
Barclays Capital Municipal Bond Index[3] (reflects no deduction for fees, expenses or taxes)	-2.47%	2.71%	3.14%*

1The performance shown includes the performance of shares of the Predecessor Fund. The Predecessor Fund was reorganized into the Fund on June 8, 2009. The performance of the Class A Shares, Class B Shares and Class C Shares shown in the table has been adjusted for the sales charge applicable to Class A Shares and the maximum contingent deferred sales charge applicable to Class B Shares and Class C Shares, respectively.

2After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

3The unmanaged Barclays Capital Municipal Bond Index is a broad-based index containing more than 37,000 issues with an average maturity of 13.03 years. You cannot invest directly in an index.

*Since 12/31/02.

FUND INFORMATION

Class	CUSIP	Ticker
Class A	431113786	PWTEX
Class B	431113778	WTEBX
Class C	431113760	WTECX

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79

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
	Class A Shares	Class B Shares#	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*	2.25%	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**	0.00%	5.00%	1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***	0.00%	0.00%	0.00%
Annual Fund Operating Expenses
	Class A Shares	Class B Shares	Class C Shares
Investment Advisory Fees	0.50%	0.50%	0.50%
Distribution (12b-1) Fees	0.25%	0.75%	0.75%
Other Expenses†	0.51%	0.51%	0.26%
Acquired Fund Fees and Expenses††	0.03%	0.03%	0.03%

Total Annual Fund Operating Expenses†††	1.29%	1.79%	1.54%
Fee Waivers	0.36%	0.16%	0.16%
Net Expenses††††	0.93%	1.63%	1.38%

#Class B Shares are only available to existing investors, either through reinvestment of dividends on previously-acquired Class B Shares or through exchange of Class B Shares of another HighMark Fund. Class B Shares automatically convert to Class A Shares 8 years after you buy them and will be subject to a lower distribution fee.

*The sales charge for Class A Shares varies depending upon how much you invest. See “How Sales Charges Are Calculated.”

**If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 0.50%. See “How Sales Charges are Calculated.”

***Does not include any wire transfer fees, if applicable.

†Expense information in the table has been restated to reflect current fees.

††The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) for the fiscal year ended July 31, 2009.

†††The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

††††The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain Acquired Funds) for Class A, Class B and Class C Shares from exceeding 0.90%, 1.60% and 1.35%, respectively, for the period beginning December 1, 2009 and ending on November 30, 2010. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$318	$590	$883	$1,716
Class B Shares
If you do not sell your shares:	$166	$548	$955	$1,961
If you sell your shares at the end of the period:	$666	$848	$1,155	$1,961
Class C Shares
If you do not sell your shares:	$140	$471	$824	$1,821
If you sell your shares at the end of the period:	$240	$471	$824	$1,821

PROSPECTUS

HIGHMARK ASSET ALLOCATION PORTFOLIOS

Income Plus Allocation Fund

80

FUND SUMMARY

Investment Goal	Primarily to seek income and secondarily to seek capital appreciation
Investment Focus	HighMark and other fixed income and equity funds that invest in investment grade bonds as well as U.S. and/or foreign equity securities
Principal Investment Strategy	Invests in a diversified portfolio of mutual funds with a strategic allocation target of 70% fixed income securities and 30% equity securities
Share Price Volatility	Low
Investor Profile	Investors seeking conservative, professionally managed asset allocation with an income focus using primarily fixed income securities

INVESTMENT STRATEGY

HighMark Income Plus Allocation Fund primarily seeks income and secondarily seeks capital appreciation. To pursue this goal, the Fund, under normal circumstances, will invest, either directly or through its investments in underlying funds, between 55% and 85% of its assets in fixed income securities, and between 15% and 45% of its assets in equity securities. The Fund’s strategic allocation target is 70% fixed income securities and 30% equity securities.

The Fund is the most conservative of the Asset Allocation Portfolio series. The Asset Allocation Portfolios seek to add value over the long-term through a combination of top-down tactical asset allocation and bottom-up security selection. The mix of equity and fixed income investments for the Fund will vary depending on the portfolio managers’ outlook on the expected return and risk of each selected investment. The portfolio managers determine the percentage of assets that will be invested in various securities and funds, as well as market sectors, using a fund-of-funds approach. Such decisions are based on a tactical fundamental investment outlook with a time horizon of 12-18 months.

The Asset Allocation Portfolios’ investment discipline emphasizes valuation, economic conditions, interest rates, and other market factors such as investor sentiment and currency influences. Asset allocation exposures are determined by a disciplined portfolio management system that balances expected return and risks.

The Fund may invest in other HighMark funds and in equity and fixed income funds that are not affiliated with HighMark Funds. For more information about the percentage of its assets that the Fund may allocate to other HighMark funds and other investments, please see “Other Investment Matters.”

The Fund may invest directly in equity securities (including but not limited to real estate investment trust securities), fixed income securities (including but not limited to high-yield securities and U.S. government securities), derivatives (including but not limited to futures, forwards and options), cash and cash equivalents. In addition, the Fund may invest in exchange traded funds.

For a more complete description of the underlying HighMark funds and of the securities in which the underlying HighMark funds may invest, please see “Other Investment Matters” and “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Investing in Mutual Funds Risk: The Fund’s investments are primarily concentrated in the underlying funds, so a substantial portion of the Fund’s investment performance is directly related to the performance of those underlying funds. Before investing in the Fund, investors should assess the risks associated with the underlying funds in which the Fund may invest and the types of investments made by those underlying funds. You could lose money by investing in the Fund if there is a decline in the value of the underlying funds’ holdings. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the Fund’s allocations among the underlying funds change, or to the extent that the expense ratios of the underlying funds change, the weighted average operating expenses borne by the Fund may increase or decrease. Investing in a fund of funds, like the Fund, entails higher expenses than if you invested in the underlying fund directly.

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81

Fixed Income Risk: The Fund invests a portion of its assets in underlying funds that invest primarily in fixed income securities, and may also invest directly in such securities. Fixed income securities are subject to interest rate risk, credit risk, prepayment risk and call risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will “call”—or repay—a high-yielding bond before the bond’s maturity date. In the case of both prepayments and calls, the Fund is usually forced to reinvest the proceeds in a security with a lower yield.

Equity Risk: The Fund invests a portion of its assets in underlying funds that invest primarily in equity securities, and may also invest directly in such securities. Equity securities are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers’ value, and such fluctuations can be pronounced. Equity securities may also be subject to investment style risk, which is the risk that the particular market segment on which a fund focuses will underperform other kinds of investments. Equity securities issued by smaller capitalization companies are also subject to additional risks. Many small companies have limited track records and may also have limited product lines, markets or financial resources. Compared with larger companies, they may be more vulnerable to adverse business or economic developments, and their stocks tend to be less liquid and more volatile.

Foreign Securities and Currency Risks: The Fund may invest in underlying funds that invest in securities issued by foreign issuers and may also invest directly in such securities. Investing in foreign markets involves greater risk than investing in the United States, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities may be affected by such factors as fluctuations in currency exchange rates, accounting and financial reporting standards that differ from those in the U.S. and that could convey incomplete or inaccurate financial information on companies, smaller and less liquid securities markets, social upheavals and political actions ranging from tax code changes to governmental collapse. Emerging market securities may be even more susceptible to these risks.

If the Fund invests in securities with additional risks, its share price volatility could be greater and its performance lower. The Fund and the underlying funds may trade securities actively, which could increase transaction costs, thereby lowering return, and could also increase the amount of taxes you pay.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Class A Shares from year to year. If sales charges had been reflected, the Fund’s returns would be less than those shown below.*

Best Quarter	Worst Quarter
3.53%	-9.33%
(12/31/06)	(12/31/08)

*The performance information above is based on a calendar year. The Fund’s total return from 1/1/2009 to 9/30/2009 was 14.87%.

PROSPECTUS

HIGHMARK ASSET ALLOCATION PORTFOLIOS

Income Plus Allocation Fund

82

This table compares the Fund’s average annual total returns for periods ending 12/31/08 to those of the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Citigroup 3-Month Treasury Bill Index and a blended index.

	1 Year	Since Inception*
Income Plus Allocation Fund
Class A Shares (with a 4.50% sales charge)[1]
Return Before Taxes	-20.20%	-1.35%
Return After Taxes on Distributions	-21.19%	-2.27%
Return After Taxes on Distributions and Sale of Fund Shares	-12.41%	-1.44%
Class C Shares (with applicable Contingent Deferred Sales Charge)	-17.80%	-0.96%
S&P 500 Index[2] (reflects no deduction for fees, expenses or taxes)	-37.00%	-3.10%
Barclays Capital U.S. Aggregate Bond Index[3] (reflects no deduction for fees, expenses or taxes)	5.24%	4.68%†
Citigroup 3-Month Treasury Bill Index[4] (reflects no deduction for fees, expenses or taxes)	1.80%	3.46%†
Blended Index[5] (reflects no deduction for fees, expenses or taxes)	-7.77%	2.28%†

1After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for C Shares will vary.

2The unmanaged S&P 500 Index generally reflects the performance of large companies in the U.S. stock market. You cannot invest directly in an index.

3The unmanaged Barclays Capital U.S. Aggregate Bond Index is generally representative of the bond market as a whole. You cannot invest directly in an index.

4The unmanaged Citigroup 3-Month Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market. The Citigroup 3-Month Treasury Bill Index consists of the last three three-month Treasury bill issues. You cannot invest directly in an index.

5The blended benchmark, administered by the sub-administrator, PNC Global Investment Services (U.S.) Inc. is 30% S&P 500 Index, 60% Barclays Capital U.S. Aggregate Bond Index and 10% Citigroup 3-Month Treasury Bill Index. You cannot invest directly in an index.

*Since 10/12/04.

†Since 09/30/04.

FUND INFORMATION

Class	CUSIP	Ticker
Class A	431112614	HMPAX
Class C	431112598	HMPCX

PROSPECTUS

83

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*	4.50%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**	0.00%	1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***	0.00%	0.00%

Annual Fund Operating Expenses
	Class A Shares	Class C Shares
Investment Advisory Fees	0.18%	0.18%
Distribution (12b-1) Fees	0.25%	1.00%
Other Expenses	1.31%	1.06%
Acquired Fund Fees and Expenses†	0.82%	0.82%

Total Annual Fund Operating Expenses††	2.56%	3.06%
Fee Waivers	1.16%	0.96%
Net Expenses†††	1.40%	2.10%

*The sales charge for Class A Shares varies depending upon how much you invest. See “How Sales Charges Are Calculated.”

**If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 0.50%. See “How Sales Charges are Calculated.”

***Does not include any wire transfer fees, if applicable.

†The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) for the fiscal year ended July 31, 2009. Actual Acquired Fund Fees and Expenses will vary depending on the Acquired Funds in which the Fund’s portfolio is invested.

††The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

†††The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in Acquired Funds) for Class A and Class C Shares from exceeding 0.58% and 1.28%, respectively, for the period beginning December 1, 2009 and ending on November 30, 2010. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$586	$1,105	$1,650	$3,132
Class C Shares
If you do not sell your shares:	$213	$855	$1,522	$3,307
If you sell your shares at the end of the period:	$313	$855	$1,522	$3,307

PROSPECTUS

HIGHMARK ASSET ALLOCATION PORTFOLIOS

Growth & Income Allocation Fund

84

FUND SUMMARY

Investment Goal	To seek capital appreciation and income
Investment Focus	HighMark and other equity and fixed income funds that invest in U.S. and/or foreign equity securities as well as investment grade bonds
Principal Investment Strategy	Invests in a diversified portfolio of mutual funds with a strategic allocation target of 60% equity securities and 40% fixed income securities
Share Price Volatility	Low to Moderate
Investor Profile	Investors seeking professionally managed asset allocation with a balanced focus using both equity and fixed income securities

INVESTMENT STRATEGY

HighMark Growth & Income Allocation Fund seeks capital appreciation and income. To pursue this goal, the Fund, under normal circumstances, will invest, either directly or through its investments in underlying funds, between 45% and 75% of its assets in equity securities and between 25% and 55% of its assets in fixed income securities. The Fund’s strategic allocation target is 60% equity securities and 40% fixed income securities.

HighMark Growth & Income Allocation Fund is a balanced option within the Asset Allocation Portfolio series. The Asset Allocation Portfolios seek to add value over the long-term through a combination of top-down tactical asset allocation and bottom-up security selection. The mix of equity and fixed income investments for the Fund will vary depending on the portfolio managers’ outlook on the expected return and risk of each selected investment. The portfolio managers determine the percentage of assets that will be invested in various securities and funds, as well as market sectors, using a fund-of-funds approach. Such decisions are based on a tactical fundamental investment outlook with a time horizon of 12-18 months.

The Asset Allocation Portfolios’ investment discipline emphasizes valuation, economic conditions, interest rates, and other market factors such as investor sentiment and currency influences. Asset allocation exposures are determined by a disciplined portfolio management system that balances expected return and risks.

The Fund may invest in other HighMark funds and in equity and fixed income funds that are not affiliated with HighMark Funds. For more information about the percentage of its assets that the Fund may allocate to other HighMark funds and other investments, please see “Other Investment Matters.”

The Fund may invest directly in equity securities (including but not limited to real estate investment trust securities), fixed income securities (including but not limited to high-yield securities and U.S. government securities), derivatives (including but not limited to futures, forwards and options), cash and cash equivalents. In addition, the Fund may invest in exchange traded funds.

For a more complete description of the underlying HighMark funds and of the securities in which the underlying HighMark funds may invest, please see “Other Investment Matters” and “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Investing in Mutual Funds Risk: The Fund’s investments are primarily concentrated in the underlying funds, so a substantial portion of the Fund’s investment performance is directly related to the performance of those underlying funds. Before investing in the Fund, investors should assess the risks associated with the underlying funds in which the Fund may invest and the types of investments made by those underlying funds. You could lose money by investing in the Fund if there is a decline in the value of the underlying funds’ holdings. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the Fund’s allocations among the underlying funds change, or to the extent that the expense ratios of the underlying funds change, the weighted average operating expenses borne by the Fund may increase or decrease. Investing in a fund of funds, like the Fund, entails higher expenses than if you invested in the underlying fund directly.

Fixed Income Risk: The Fund invests a portion of its assets in underlying funds that invest primarily in fixed income

PROSPECTUS

85

securities, and may also invest directly in such securities. Fixed income securities are subject to interest rate risk, credit risk, prepayment risk and call risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will “call”—or repay—a high-yielding bond before the bond’s maturity date. In the case of both prepayments and calls, the Fund is usually forced to reinvest the proceeds in a security with a lower yield.

Equity Risk: The Fund invests a portion of its assets in underlying funds that invest primarily in equity securities, and may also invest directly in such securities. Equity securities are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers’ value, and such fluctuations can be pronounced. Equity securities may also be subject to investment style risk, which is the risk that the particular market segment on which a fund focuses will underperform other kinds of investments. Equity securities issued by smaller capitalization companies are also subject to additional risks. Many small companies have limited track records and may also have limited product lines, markets or financial resources. Compared with larger companies, they may be more vulnerable to adverse business or economic developments, and their stocks tend to be less liquid and more volatile.

Foreign Securities and Currency Risks: The Fund may invest in underlying funds that invest in securities issued by foreign issuers and may also invest directly in such securities. Investing in foreign markets involves greater risk than investing in the United States, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities may be affected by such factors as fluctuations in currency exchange rates, accounting and financial reporting standards that differ from those in the U.S. and that could convey incomplete or inaccurate financial information on companies, smaller and less liquid securities markets, social upheavals and political actions ranging from tax code changes to governmental collapse. Emerging market securities may be even more susceptible to these risks.

If the Fund invests in securities with additional risks, its share price volatility could be greater and its performance lower. The Fund and the underlying funds may trade securities actively, which could increase transaction costs, thereby lowering return, and could also increase the amount of taxes you pay.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Class A Shares from year to year. If sales charges had been reflected, the Fund’s returns would be less than those shown below.*

Best Quarter	Worst Quarter
5.69%	-15.92%
(12/31/06)	(12/31/08)

*The performance information above is based on a calendar year. The Fund’s total return from 1/1/2009 to 9/30/2009 was 18.85%.

PROSPECTUS

HIGHMARK ASSET ALLOCATION PORTFOLIOS

Growth & Income Allocation Fund

86

This table compares the Fund’s average annual total returns for periods ending 12/31/08 to those of the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Citigroup 3-Month Treasury Bill Index and a blended index.

	1 Year	Since Inception*
Growth & Income Allocation Fund
Class A Shares (with a 5.50% sales charge)[1]
Return Before Taxes	-31.73%	-3.21%
Return After Taxes on Distributions	-32.60%	-3.94%
Return After Taxes on Distributions and Sale of Fund Shares	-19.57%	-2.75%
Class C Shares (with applicable Contingent Deferred Sales Charge)	-28.96%	-2.61%
S&P 500 Index[2] (reflects no deduction for fees, expenses or taxes)	-37.00%	-3.10%
Barclays Capital U.S. Aggregate Bond Index[3] (reflects no deduction for fees, expenses or taxes)	5.24%	4.68%†
Citigroup 3-Month Treasury Bill Index[4] (reflects no deduction for fees, expenses or taxes)	1.80%	3.46%†
Blended Index[5] (reflects no deduction for fees, expenses or taxes)	-20.27%	0.06%†

1After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for C Shares will vary.

2The unmanaged S&P 500 Index generally reflects the performance of large companies in the U.S. stock market. You cannot invest directly in an index.

3The unmanaged Barclays Capital U.S. Aggregate Bond Index is generally representative of the bond market as a whole. You cannot invest directly in an index.

4The unmanaged Citigroup 3-Month Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market. The Citigroup 3-Month Treasury Bill Index consists of the last three three-month Treasury bill issues. You cannot invest directly in an index.

5The blended index, administered by the sub-administrator, PNC Global Investment Servicing (U.S.) Inc., is 60% S&P 500 Index, 35% Barclays Capital U.S. Aggregate Bond Index and 5% Citigroup 3-Month Treasury Bill Index. You cannot invest directly in an index.

*Since 10/12/04.

†Since 09/30/04.

FUND INFORMATION

Class	CUSIP	Ticker
Class A	431112580	HMRAX
Class C	431112572	HMRCX

PROSPECTUS

87

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*	5.50%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**	0.00%	1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***	0.00%	0.00%

Annual Fund Operating Expenses

	Class A Shares	Class C Shares
Investment Advisory Fees	0.18%	0.18%
Distribution (12b-1) Fees	0.25%	1.00%
Other Expenses	0.63%	0.38%
Acquired Fund Fees and Expenses†	0.93%	0.93%

Total Annual Fund Operating Expenses††	1.99%	2.49%
Fee Waivers	0.48%	0.28%
Net Expenses†††	1.51%	2.21%

*The sales charge for Class A Shares varies depending upon how much you invest. See “How Sales Charges Are Calculated.”

**If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See “How Sales Charges are Calculated.”

***Does not include any wire transfer fees, if applicable.

†The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) for the fiscal year ended July 31, 2009. Actual Acquired Fund Fees and Expenses will vary depending on the Acquired Funds in which the Fund’s portfolio is invested.

††The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

†††The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in Acquired Funds) for Class A and Class C Shares from exceeding 0.58% and 1.28%, respectively, for the period beginning December 1, 2009 and ending on November 30, 2010. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$695	$1,096	$1,522	$2,703
Class C Shares
If you do not sell your shares:	$224	$749	$1,300	$2,805
If you sell your shares at the end of the period:	$324	$749	$1,300	$2,805

PROSPECTUS

HIGHMARK ASSET ALLOCATION PORTFOLIOS

Capital Growth Allocation Fund

88

FUND SUMMARY

Investment Goal	Primarily to seek capital appreciation
Investment Focus	HighMark and other equity and fixed income funds that invest in U.S. and/or foreign equity securities as well as investment grade bonds
Principal Investment Strategy	Invests in a diversified portfolio of mutual funds with a strategic allocation target of 80% equity securities and 20% fixed income securities
Share Price Volatility	Moderate to High
Investor Profile	Investors seeking professionally managed asset allocation with a growth-oriented focus using primarily equity securities

INVESTMENT STRATEGY

HighMark Capital Growth Allocation Fund primarily seeks capital appreciation. To pursue this goal, the Fund, under normal circumstances, will invest, either directly or through its investments in underlying funds, between 65% and 95% of its assets in equity securities and between 5% and 35% of its assets in fixed income securities. The Fund’s strategic allocation target is 80% equity securities and 20% fixed income securities.

The Fund is a growth-oriented option within the Asset Allocation Portfolio series. The Asset Allocation Portfolios seek to add value over the long-term through a combination of top-down tactical asset allocation and bottom-up security selection. The mix of equity and fixed income investments for the Fund will vary depending on the portfolio managers’ outlook on the expected return and risk of each selected investment. The portfolio managers determine the percentage of assets that will be invested in various securities and funds, as well as market sectors, using a fund-of-funds approach. Such decisions are based on a tactical fundamental investment outlook with a time horizon of 12-18 months.

The Asset Allocation Portfolios’ investment discipline emphasizes valuation, economic conditions, interest rates, and other market factors such as investor sentiment and currency influences. Asset allocation exposures are determined by a disciplined portfolio management system that balances expected return and risks.

The Fund may invest in other HighMark funds and in equity and fixed income funds that are not affiliated with HighMark Funds. For more information about the percentage of its assets that the Fund may allocate to other HighMark funds and other investments, please see “Other Investment Matters.”

The Fund may invest directly in equity securities (including but not limited to real estate investment trust securities), fixed income securities (including but not limited to high-yield securities and U.S. government securities), derivatives (including but not limited to futures, forwards and options), cash and cash equivalents. In addition, the Fund may invest in exchange traded funds.

For a more complete description of the underlying HighMark funds and of the securities in which the underlying HighMark funds may invest, please see “Other Investment Matters” and “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Investing in Mutual Funds Risk: The Fund’s investments are primarily concentrated in the underlying funds, so a substantial portion of the Fund’s investment performance is directly related to the performance of those underlying funds. Before investing in the Fund, investors should assess the risks associated with the underlying funds in which the Fund may invest and the types of investments made by those underlying funds. You could lose money by investing in the Fund if there is a decline in the value of the underlying funds’ holdings. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the Fund’s allocations among the underlying funds change, or to the extent that the expense ratios of the underlying funds change, the weighted average operating expenses borne by the Fund may increase or decrease. Investing in a fund of funds, like the Fund, entails higher expenses than if you invested in the underlying fund directly.

Fixed Income Risk: The Fund invests a portion of its assets in underlying funds that invest primarily in fixed income

PROSPECTUS

89

securities, and may also invest directly in such securities. Fixed income securities are subject to interest rate risk, credit risk, prepayment risk and call risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will “call”—or repay—a high-yielding bond before the bond’s maturity date. In the case of both prepayments and calls, the Fund is usually forced to reinvest the proceeds in a security with a lower yield.

Equity Risk: The Fund invests a portion of its assets in underlying funds that invest primarily in equity securities, and may also invest directly in such securities. Equity securities are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers’ value, and such fluctuations can be pronounced. Equity securities may also be subject to investment style risk, which is the risk that the particular market segment on which a fund focuses will underperform other kinds of investments. Equity securities issued by smaller capitalization companies are also subject to additional risks. Many small companies have limited track records and may also have limited product lines, markets or financial resources. Compared with larger companies, they may be more vulnerable to adverse business or economic developments, and their stocks tend to be less liquid and more volatile.

Foreign Securities and Currency Risks: The Fund may invest in underlying funds that invest in securities issued by foreign issuers and may also invest directly in such securities. Investing in foreign markets involves greater risk than investing in the United States, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities may be affected by such factors as fluctuations in currency exchange rates, accounting and financial reporting standards that differ from those in the U.S. and that could convey incomplete or inaccurate financial information on companies, smaller and less liquid securities markets, social upheavals and political actions ranging from tax code changes to governmental collapse. Emerging market securities may be even more susceptible to these risks.

If the Fund invests in securities with additional risks, its share price volatility could be greater and its performance lower. The Fund and the underlying funds may trade securities actively, which could increase transaction costs, thereby lowering return, and could also increase the amount of taxes you pay.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Class A Shares from year to year. If sales charges had been reflected, the Fund’s returns would be less than those shown below.*

Best Quarter	Worst Quarter
7.09%	-20.60%
(12/31/06)	(12/31/08)

*The performance information above is based on a calendar year. The Fund’s total return from 1/1/2009 to 9/30/2009 was 21.33%.

PROSPECTUS

HIGHMARK ASSET ALLOCATION PORTFOLIOS

Capital Growth Allocation Fund

90

This table compares the Fund’s average annual total returns for periods ending 12/31/08 to those of the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Citigroup 3-Month Treasury Bill Index and a blended index.

	1 Year	Since Inception*
Capital Growth Allocation Fund
Class A Shares (with a 5.50% sales charge)[1]
Return Before Taxes	-38.33%	-4.62%
Return After Taxes on Distributions	-39.24%	-5.29%
Return After Taxes on Distributions and Sale of Fund Shares	-23.76%	-3.82%
Class C Shares (with applicable Contingent Deferred Sales Charge)	-35.78%	-4.01%
S&P 500 Index[2] (reflects no deduction for fees, expenses or taxes)	-37.00%	-3.10%
Barclays Capital U.S. Aggregate Bond Index[3] (reflects no deduction for fees, expenses or taxes)	5.24%	4.68%†
Citigroup 3-Month Treasury Bill Index[4] (reflects no deduction for fees, expenses or taxes)	1.80%	3.46%†
Blended Index[5] (reflects no deduction for fees, expenses or taxes)	-28.72%	-1.46%†

1After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through taxdeferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for C Shares will vary.

2The unmanaged S&P 500 Index generally reflects the performance of large companies in the U.S. stock market. You cannot invest directly in an index.

3The unmanaged Barclays Capital U.S. Aggregate Bond Index is generally representative of the bond market as a whole. You cannot invest directly in an index.

4The unmanaged Citigroup 3-Month Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market. The Citigroup 3-Month Treasury Bill Index consists of the last three threemonth Treasury bill issues. You cannot invest directly in an index.

5The blended index, administered by the sub-administrator, PNC Global Investment Services (U.S.) Inc., is 80% S&P 500 Index, 15% Barclays Capital U.S. Aggregate Bond Index and 5% Citigroup 3-Month Treasury Bill Index. You cannot invest directly in an index.

*Since 10/12/04.

†Since 09/30/04.

FUND INFORMATION

Class	CUSIP	Ticker
Class A	431112564	HMAAX
Class C	431112556	HMACX

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91

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*	5.50%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**	0.00%	1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***	0.00%	0.00%

Annual Fund Operating Expenses
	Class A Shares	Class C Shares
Investment Advisory Fees	0.18%	0.18%
Distribution (12b-1) Fees	0.25%	1.00%
Other Expenses	0.63%	0.37%
Acquired Fund Fees and Expenses†	0.99%	0.99%

Total Annual Fund Operating Expenses††	2.05%	2.54%
Fee Waivers	0.48%	0.27%
Net Expenses†††	1.57%	2.27%

*The sales charge for Class A Shares varies depending upon how much you invest. See “How Sales Charges Are Calculated.”

**If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See “How Sales Charges are Calculated.”

***Does not include any wire transfer fees, if applicable.

†The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) for the fiscal year ended July 31, 2009. Actual Acquired Fund Fees and Expenses will vary depending on the Acquired Funds in which the Fund’s portfolio is invested.

††The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

†††The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in Acquired Funds) for Class A and Class C Shares from exceeding 0.58% and 1.28%, respectively, for the period beginning December 1, 2009 and ending on November 30, 2010. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$701	$1,114	$1,551	$2,762
Class C Shares If you do not sell your shares:	$230	$765	$1,326	$2,855
If you sell your shares at the end of the period:	$330	$765	$1,326	$2,855

PROSPECTUS

HIGHMARK ASSET ALLOCATION PORTFOLIOS

Diversified Equity Allocation Fund

92

FUND SUMMARY

Investment Goal	To seek capital appreciation
Investment Focus	HighMark and other equity funds that invest in U.S. and/or foreign equity securities
Principal Investment Strategy	Invests in a diversified portfolio of mutual funds with a strategic allocation target of 100% equity securities in both the U.S. and non-U.S. markets
Share Price Volatility	Moderate to High
Investor Profile	Investors seeking professionally managed asset allocation with a capital growth-oriented focus using primarily equity securities

INVESTMENT STRATEGY

HighMark Diversified Equity Allocation Fund seeks capital appreciation. To pursue this goal, the Fund, under normal circumstances, will invest, either directly or through its investments in underlying funds, between 95% and 100% of its assets in equity securities and up to 5% of its assets in cash equivalent or short-term fixed income securities. The Fund’s strategic allocation target is 100% equity securities in both the U.S. and non-U.S. markets.

HighMark Diversified Equity Allocation Fund is a growth-oriented option within the Asset Allocation Portfolio series. The Asset Allocation Portfolios seek to add value over the long-term through a combination of top-down tactical asset allocation and bottom-up security selection. The mix of equity investments for the Fund vary depending on the portfolio managers’ outlook on the expected return and risk of each selected investment. The portfolio managers determine the percentage of assets that will be invested in various securities and funds, as well as market sectors, using a fund-of-funds approach. Such decisions are based on a tactical fundamental investment outlook with a time horizon of 12-18 months.

The Asset Allocation Portfolios’ investment discipline emphasizes valuation, economic conditions, interest rates, and other market factors such as investor sentiment and currency influences. Asset allocation exposures are determined by a disciplined portfolio management system that balances expected return and risks.

The Fund may invest in other HighMark funds and in equity and fixed income funds that are not affiliated with HighMark Funds. For more information about the percentage of its assets that the Fund may allocate to other HighMark funds and other investments, please see “Other Investment Matters.”

The Fund may invest directly in equity securities (including but not limited to real estate investment trust securities), fixed income securities (including but not limited to high-yield securities and U.S. government securities), derivatives (including but not limited to futures, forwards and options), cash and cash equivalents. In addition, the Fund may invest in exchange traded funds.

For a more complete description of the underlying HighMark funds and of the securities in which the underlying HighMark funds may invest, please see “Other Investment Matters” and “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Investing in Mutual Funds Risk: The Fund’s investments are primarily concentrated in the underlying funds, so a substantial portion of the Fund’s investment performance is directly related to the performance of those underlying funds. Before investing in the Fund, investors should assess the risks associated with the underlying funds in which the Fund may invest and the types of investments made by those underlying funds. You could lose money by investing in the Fund if there is a decline in the value of the underlying funds’ holdings. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the Fund’s allocations among the underlying funds change, or to the extent that the expense ratios of the underlying funds change, the weighted average operating expenses borne by the Fund may increase or decrease. Investing in a fund of funds, like the Fund, entails higher expenses than if you invested in the underlying fund directly.

Equity Risk: The Fund invests a portion of its assets in underlying funds that invest primarily in equity securities, and may also invest directly in such securities. Equity

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securities are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers’ value, and such fluctuations can be pronounced. Equity securities may also be subject to investment style risk, which is the risk that the particular market segment on which a fund focuses will underperform other kinds of investments. Equity securities issued by smaller capitalization companies are also subject to additional risks. Many small companies have limited track records and may also have limited product lines, markets or financial resources. Compared with larger companies, they may be more vulnerable to adverse business or economic developments, and their stocks tend to be less liquid and more volatile.

Fixed Income Risk: The Fund invests a portion of its assets in underlying funds that invest primarily in fixed income securities, and may also invest directly in such securities. Fixed income securities are subject to interest rate risk, credit risk, prepayment risk and call risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will “call”—or repay—a high-yielding bond before the bond’s maturity date. In the case of both prepayments and calls, the Fund is usually forced to reinvest the proceeds in a security with a lower yield.

Foreign Securities and Currency Risks: The Fund may invest in underlying funds that invest in securities issued by foreign issuers and may also invest directly in such securities. Investing in foreign markets involves greater risk than investing in the United States, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities may be affected by such factors as fluctuations in currency exchange rates, accounting and financial reporting standards that differ from those in the U.S. and that could convey incomplete or inaccurate financial information on companies, smaller and less liquid securities markets, social upheavals and political actions ranging from tax code changes to governmental collapse. Emerging market securities may be even more susceptible to these risks.

If the Fund invests in securities with additional risks, its share price volatility could be greater and its performance lower. The Fund and the underlying funds may trade

securities actively, which could increase its transaction costs, thereby lowering return, and could also increase the amount of taxes you pay.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Class A Shares from year to year. If sales charges had been reflected, the Fund’s returns would be less than those shown below.*

Best Quarter	Worst Quarter
6.03%	-22.25%
(06/30/07)	(12/31/08)

*The performance information above is based on a calendar year. The Fund’s total return from 1/1/2009 to 9/30/2009 was 22.36%.

PROSPECTUS

HIGHMARK ASSET ALLOCATION PORTFOLIOS

Diversified Equity Allocation Fund

94

This table compares the Fund’s average annual total returns for periods ending 12/31/08 to those of the S&P 500 Index.

	1 Year	Since Inception*
Diversified Equity Allocation Fund
Class A Shares (with a 5.50% sales charge)[1]
Return Before Taxes	-41.00%	-20.31%
Return After Taxes on Distributions	-41.28%	-20.73%
Return After Taxes on Distributions and Sale of Fund Shares	-26.31%	-16.93%
Class C Shares (with applicable Contingent Deferred Sales Charge)	-38.64%	-18.74%
S&P 500 Index[2] (reflects no deduction for fees, expenses or taxes)	-37.00%	-16.80%

1After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for C Shares will vary.

2The unmanaged S&P 500 Index generally reflects the performance of large companies in the U.S. stock market. You cannot invest directly in an index.

*Since 11/15/06.

FUND INFORMATION

Class	CUSIP	Ticker
Class A	431112275	HEAAX
Class C	431112291	HEACX

PROSPECTUS

95

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*	5.50%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**	0.00%	1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***	0.00%	0.00%

Annual Fund Operating Expenses
	Class A Shares	Class C Shares
Investment Advisory Fees	0.18%	0.18%
Distribution (12b-1) Fees	0.25%	1.00%
Other Expenses	2.02%	1.77%
Acquired Fund Fees and Expenses†	1.02%	1.02%

Total Annual Fund Operating Expenses††	3.47%	3.97%
Fee Waivers	1.87%	1.67%
Net Expenses†††	1.60%	2.30%

*The sales charge for Class A Shares varies depending upon how much you invest. See “How Sales Charges Are Calculated.”

**If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See “How Sales Charges are Calculated.”

***Does not include any wire transfer fees, if applicable.

†The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) for the fiscal year ended July 31, 2009. Actual Acquired Fund Fees and Expenses will vary depending on the Acquired Funds in which the Fund’s portfolio is invested.

††The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

†††The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in Acquired Funds) for Class A and Class C Shares from exceeding 0.58% and 1.28%, respectively, for the period beginning December 1, 2009 and ending on November 30, 2010. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$704	$1,392	$2,102	$3,974
Class C Shares
If you do not sell your shares:	$233	$1,057	$1,898	$4,077
If you sell your shares at the end of the period:	$333	$1,057	$1,898	$4,077

PROSPECTUS

HIGHMARK FUNDS

96

SHAREOWNER GUIDE – HOW TO INVEST IN HIGHMARK FUNDS

Before you invest, we encourage you to carefully read the Fund profiles included in this prospectus and consider which Funds are appropriate for your particular financial situation, risk tolerance and goals. As always, your financial representative can provide you with valuable assistance in making this decision. He or she can also help you choose which of the Fund share classes we offer is right for you.

Choosing a Share Class

HighMark Funds offers different classes of Fund Shares, each of which has different expenses and other characteristics. Three classes of Fund Shares — Class A, Class B and Class C — are offered in this prospectus. To choose the one that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. The following are some of the main differences between HighMark’s Class A, Class B and Class C Shares:

Class A

•	Front-end sales charges, as described below.

•	Distribution and service (12b-1) fees of 0.25%.

•	Offered by:

Balanced Fund

Cognitive Value Fund

Core Equity Fund

Enhanced Growth Fund

Equity Income Fund

Fundamental Equity Fund

Geneva Mid Cap Growth Fund

Geneva Small Cap Growth Fund

International Opportunities Fund

Large Cap Growth Fund

Large Cap Value Fund

NYSE Arca Tech 100 Index Fund

Small Cap Advantage Fund

Small Cap Value Fund

Value Momentum Fund

Bond Fund

California Intermediate Tax-Free Bond Fund

National Intermediate Tax-Free Bond Fund

Short Term Bond Fund

Wisconsin Tax-Exempt Fund

Income Plus Allocation Fund

Growth & Income Allocation Fund

Capital Growth Allocation Fund

Diversified Equity Allocation Fund

•	Because Class A Shares will normally be the better choice if your investment qualifies for a reduced sales charge:

•	Orders for Class C Shares for $1 million or more normally should be placed as orders for Class A Shares.
•	Orders for Class C Shares by an investor eligible to purchase Class A Shares without a front-end sales charge normally should be placed as orders for Class A Shares.

Class B

•	No front-end sales charge.

•	Distribution and service (12b-1) fees of 0.75%.

•	A deferred sales charge, as described below.

•	Automatic conversion to Class A Shares after eight years, thus reducing future annual expenses.

•	Offered by:

Balanced Fund

Core Equity Fund

Equity Income Fund

Geneva Mid Cap Growth Fund

Large Cap Growth Fund

Large Cap Value Fund

NYSE Arca Tech 100 Index Fund

Small Cap Value Fund

Value Momentum Fund Bond Fund

California Intermediate Tax-Free Bond Fund

Wisconsin Tax-Exempt Fund

Class B Shares are closed to purchases and are only available to existing investors, either through reinvestment of dividends on Class B Shares or through exchange of Class B Shares of another HighMark Fund.

In connection with payments a third party financing entity may have paid to your broker or financial institution at the time of purchase, HighMark Capital Management, Inc. may receive 12b-1 fees paid on Class B Shares as a result of contractual arrangements between HighMark Capital Management, Inc., HighMark Funds and such third party financing entity.

Class C

•	No front-end sales charge.

•	Distribution and service (12b-1) fees of 1.00% for Equity Funds and Asset Allocation Portfolios, 0.75% for Fixed-Income Funds.

•	A deferred sales charge, as described below.

•	No automatic conversion to Class A Shares, so annual expenses continue at the Class C level throughout the life of your investment.

•	Offered by:

Balanced Fund

Cognitive Value Fund

Core Equity Fund

Equity Income Fund

Enhanced Growth Fund

Fundamental Equity Fund

Geneva Mid Cap Growth Fund

Geneva Small Cap Growth Fund

International Opportunities Fund

Large Cap Growth Fund

Large Cap Value Fund

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97

NYSE Arca Tech 100 Index Fund

Small Cap Advantage Fund

Small Cap Value Fund

Value Momentum Fund Bond Fund

California Intermediate Tax-Free Bond Fund

National Intermediate Tax-Free Bond Fund

Short Term Bond Fund

Wisconsin Tax-Exempt Fund

Income Plus Allocation Fund

Growth & Income Allocation Fund

Capital Growth Allocation Fund

Diversified Equity Allocation Fund

To compensate HighMark Capital Management, Inc. for the commission it may pay to your broker or financial institution at the time of purchase, HighMark Capital Management, Inc. may receive 12b-1 fees paid on Class C Shares during the first 12 months of investment.

For the actual past expenses of each share class, see the individual Fund profiles earlier in this prospectus.

Because 12b-1 fees are paid on an ongoing basis, Class B and Class C shareholders could end up paying more expenses over the long term than Class A shareholders who hold their Shares for a similar period.

For purchases of $1 million or greater, the sales charge for Class A Shares is waived. As a result, if you are making an initial investment of $1 million or more, the lower operating expenses of Class A Shares may make them a better choice for you than Class C Shares.

The Funds also offer Fiduciary Class Shares, which have their own expense structure. Fiduciary Class Shares are available only to financial institutions, fiduciary clients of Union Bank, N.A., and certain other qualified investors. The Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund also offer Class M Shares. Class M Shares are only available to clients of Bailard, Inc., employees and officers of Bailard, Inc., and their families and friends, and investors who at the time of the proposed purchase are existing Class M shareholders of a Fund. Call us at 1-800-433-6884 for more details.

How Sales Charges Are Calculated

Class A Shares: Front-End Sales Charge

EQUITY FUNDS

Your Investment	As a Percentage of Offering Price	As a Percentage of Your Investment
0 - $49,999	5.50%	5.82%
$50,000 - $99,999	4.50%	4.71%
$100,000 - $249,999	3.75%	3.90%
$250,000 - $499,999	2.50%	2.56%
$500,000 - $999,999	2.00%	2.04%
$1,000,000 and Over	0.00%*	0.00%

*If you sell Class A Shares within one year of buying them and you bought those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%, based on the current market value of the Shares. Multiple purchases are handled on a “first in, first out” basis. This Contingent Deferred Sales Charge may be paid to HighMark Capital Management, Inc. to compensate it for the commission it may pay to your broker or financial institution at the time of purchase.

FIXED-INCOME FUNDS

Your Investment	As a Percentage of Offering Price	As a Percentage of Your Investment
0 - $99,999	2.25%	2.30%
$100,000 - $249,999	1.75%	1.78%
$250,000 - $499,999	1.25%	1.27%
$500,000 - $999,999	1.00%	1.01%
$1,000,000 and Over	0.00%*	0.00%

*If you sell Class A Shares within one year of buying them and you bought those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 0.50%, based on the current market value of the Shares. Multiple purchases are handled on a “first in, first out” basis. This Contingent Deferred Sales Charge may be paid to HighMark Capital Management, Inc. to compensate it for the commission it may pay to your broker or financial institution at the time of purchase.

ASSET ALLOCATION PORTFOLIOS

Growth & Income Allocation Fund, Capital Growth Allocation Fund and Diversified Equity Allocation Fund

Your Investment	As a Percentage of Offering Price	As a Percentage of Your Investment
0 - $49,999	5.50%	5.82%
$50,000 - $99,999	4.50%	4.71%
$100,000 - $249,999	3.75%	3.90%
$250,000 - $499,999	2.50%	2.56%
$500,000 - $999,999	2.00%	2.04%
$1,000,000 and Over	0.00%*	0.00%

*If you sell Class A Shares within one year of buying them and you bought those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%, based on the current market value of the Shares. Multiple purchases are handled on a “first in, first out” basis. This Contingent Deferred Sales Charge may be paid to HighMark Capital Management, Inc. to compensate it for the commission it may pay to your broker or financial institution at the time of purchase.

PROSPECTUS

HIGHMARK FUNDS

98

Income Plus Allocation Fund

Your Investment	As a Percentage of Offering Price	As a Percentage of Your Investment
0 - $49,999	4.50%	4.71%
$50,000 - $99,999	4.00%	4.17%
$100,000 - $249,999	3.50%	3.63%
$250,000 - $499,999	2.25%	2.30%
$500,000 - $999,999	2.00%	2.04%
$1,000,000 and Over	0.00%*	0.00%

*If you sell Class A Shares within one year of buying them and you bought those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of .50%, based on the current market value of the Shares. Multiple purchases are handled on a “first in, first out” basis. This Contingent Deferred Sales Charge may be paid to HighMark Capital Management, Inc. to compensate it for the commission it may pay to your broker or financial institution at the time of purchase.

Class B and Class C Shares: Contingent Deferred Sales Charge

Class B and Class C Shares are available at their net asset value per share, without any initial sales charge. Class B Shares are only available to existing investors, either through reinvestment of dividends on Class B Shares or through exchange of Class B Shares of another HighMark Fund.

If you sell Class B Shares within six years of buying them or Class C Shares within one year of buying them, you must pay what is known as a “contingent deferred sales charge” (CDSC). As the tables below show, the CDSC declines over time and is based on either the original cost you paid for the Shares or their current market value, whichever is less. We do not impose a CDSC on Shares you may have acquired by reinvesting your dividends or capital gains distributions.

The CDSCs are as follows:

Class B Shares
If sold within	CDSC on shares being sold
1st year	5.00%
2nd year	4.00%
3rd or 4th year	3.00%
5th year	2.00%
6th year	1.00%
7th and 8th year	0%
Class C Shares
If Sold Within	CDSC on Shares Being Sold
1st year	1.00%
After 1st year	0%

Class B Shares will automatically convert to Class A Shares after eight years. Class C Shares do not convert to Class A Shares.

In addition, we calculate any CDSC you may owe by considering the number of Shares you are selling, not the value of your account. To keep your CDSC as low as possible, each time you ask us to sell Shares we will first sell any Shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those Shares that have the lowest CDSC next.

In connection with payments a third party financing entity may have paid to your broker or financial institution at the time of purchase, HighMark Capital Management, Inc. may receive any CDSC imposed when you sell your Class B Shares as a result of contractual arrangements between HighMark Capital Management, Inc., HighMark Funds and such third party financing entity.

On the purchase of your Class C Shares, HighMark Capital Management, Inc. may pay a commission equal to 1.00% of your purchase to your broker or financial institution. HighMark Capital Management, Inc. may also receive any CDSC imposed when you sell your Class C Shares.

Repurchase of Class A Shares

You may purchase any amount of Class A Shares of any HighMark Fund at net asset value (NAV) (without the normal front-end sales charge), up to the limit of the value of any amount of HighMark Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 30 days. In effect, this allows you to reacquire Shares that you may have had to redeem, without re-paying the front-end sales charge. To exercise this privilege, we must receive your purchase order within 30 days of your redemption. In addition, you must notify us when you send in your purchase order that you are repurchasing shares.

Sales Charge Reductions and Waivers

Reducing your Class A sales charges. You can combine multiple purchases of Class A Shares in several ways to qualify for reduced sales charges. Notify us at the time of your purchase if you believe you qualify for a reduced sales charge for any of the following reasons:

•

Right Of Accumulation Privilege: You may combine the value of Class A Shares you are presently buying with the current value of any Class A Shares, Class B Shares or Class C Shares you bought previously for: (1) your account; (2) your spouse’s account; (3) a joint account with your spouse; or (4) your minor children’s trust or custodial accounts. A fiduciary who is purchasing Shares for the same fiduciary account, trust or estate may also use this right of accumulation. The applicable front-end sales charge rate for the new purchase is based on the total of your current purchase and the current value of all other Shares you own. You must provide your account number and the account number(s) of your spouse and your minor children, and the ages of such children, as applicable.

•

Letter Of Intent: If you plan to invest in Class A Shares of a HighMark Fund and, within a 13-month period, make additional investments in Class A Shares of that Fund or Class A Shares of another HighMark Fund, you may be able to receive a reduced sales charge on your cumulative investment. To take advantage of this privilege, you must start with a minimum initial investment of $1,000 and inform us in writing within 90 days of your initial purchase. Be sure to notify us again when you make additional investments in another HighMark Fund.

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Reductions For Qualified Group(s). If you are investing with, or on behalf of, a group, your combined purchases of Class A Shares may be eligible for a reduced sales charge through the accumulation and combination privileges described above. Each investor will retain an individual account.

Contact your financial representative or HighMark Funds to find out how to qualify, or consult the Statement of Additional Information (“SAI”) (see the back cover of this prospectus for contact information).

Class A Front-End Sales Charge Waivers: The front-end sales charge will be waived on Class A Shares bought:

(1)	Through reinvestment of dividend and capital gain distributions.

(2)	By investment companies advised by HighMark Capital Management, Inc., Union Bank, N.A., or their affiliates; or distributed by HighMark Funds’ distributor or its affiliates placing orders on each entity’s behalf.

(3)	By state and local governments.

(4)	By individuals rolling over distributions received from employee benefit trust accounts administered by Union Bank, N.A., into an individual retirement account administered by the Bank, or for which the Bank serves as trustee or custodian. Future purchases will be subject to the appropriate sales charge.

(5)	By individuals investing the proceeds from a required minimum distribution at age 70 1/2 from their employee benefit qualified plan or an individual retirement account administered by Union Bank, N.A.

(6)	By individuals investing proceeds received in connection with a distribution paid from a Union Bank, N.A., trust or agency account.

(7)	By investment advisers or financial planners regulated by a federal or state governmental authority who are purchasing Class A Shares for their own account or for an account for which they are authorized to make investment decisions (i.e., a discretionary account) and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts, if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of a broker or agent.

(8)	By brokers, dealers and agents (as well as their employees, spouses and children under the age of 21) who have a sales agreement with HighMark Funds’ distributor and are purchasing Class A Shares for their own account.

(9)	By individuals buying Class A Shares on behalf of a qualified prototype retirement plan (other than an IRA, SEP-IRA or Keogh).

(10)	By sponsors of a unit investment trust (UIT) who are buying Class A Shares of the Large Cap Growth Fund for deposit into the UIT. This exception may also apply to you if you hold a UIT and invest distributions you receive from it in Class A Shares of the Large Cap Growth Fund.
(11)	By current or retired trustees (as well as their spouses, children, parents and grandchildren) of HighMark Funds; by directors, officers and employees (as well as their spouses, children, parents and grandchildren) of Union Bank, N.A., of HighMark Funds’ distributor or its affiliated companies, of Boston Financial Data Services or of sub-advisers to HighMark Funds.

(12)	By investors receiving Class A Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which HighMark Funds is a party.

(13)	By persons who bought Class A Shares without the assistance of an investment professional between May 15, 1998 and August 31, 1998. Such individuals may make future purchases of Class A Shares at no sales charge.

(14)	Through exchange of Class M Shares of HighMark Funds.

(15)	By clients of financial intermediaries who would have otherwise been entitled to receive a front-end sales charge but who elect not to receive such front-end sales charge with respect to such clients.

(16)	By participants in retirement plans, college savings plans or other plans for which the plan record-keeping is performed by financial intermediaries who would have otherwise been entitled to receive a front-end sales charge but who elect not to receive such front-end sales charge with respect to such plans.

(17)	By former shareholders of North Track Wisconsin Tax-Exempt Fund who (i) received Class A shares of North Track Wisconsin Tax-Exempt Fund in the transfer of substantially all of the assets of Heartland Wisconsin Tax Free Fund to North Track Wisconsin Tax-Exempt Fund in November 2002, and (ii) received Class A Shares of HighMark Wisconsin Tax-Exempt Fund in the transfer of substantially all of the assets of North Track Wisconsin Tax-Exempt Fund to HighMark Wisconsin Tax-Exempt Fund in June 2009, and (iii) have continuously held shares of each applicable fund subsequent to the transfers described in (i) and (ii) above (with respect to shares of North Track Wisconsin Tax-Exempt Fund, for so long as such fund was in existence); provided that the front-end sales charge on Class A Shares bought by such shareholders will only be waived with respect to purchases of additional Class A Shares of HighMark Wisconsin Tax-Exempt Fund that are held in then previously existing shareholder accounts.

(18)	By investors approved by HighMark Capital Management, Inc. to provide capital to a Fund.

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Funds. These waivers and special arrangements may be amended or terminated at any time by any particular Fund.

If you think you may be eligible for a sales charge waiver, contact your financial representative or HighMark Funds or consult the SAI (see the back cover of this prospectus).

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For categories 2 through 11, 13, 15, 16 and 17 above, you must notify HighMark Funds at the time you buy the shares that your purchase qualifies for a sales charge waiver.

CDSC waivers: You may qualify for a CDSC waiver if:

•

you are selling Shares as part of a systematic withdrawal plan (SWP), provided that no more than 10% of the total market value of an account (calculated at the time the SWP is established) may be withdrawn over any 12 month period.

•	you are taking certain distributions from a retirement plan.

•	the shareholder has died or become disabled.

You must notify us that you are eligible for a waiver under these circumstances at the time you wish to sell Shares.

If you think you may be eligible for a CDSC waiver, contact your financial representative or HighMark Funds or consult the SAI (see the back cover of this prospectus for contact information).

The Funds make sales charge and breakpoint information available, free of charge, on or through HighMark Funds’ web site at www.highmarkfunds.com through the Funds’ prospectuses and SAI, which are available for download or by request at the hyperlink “Prospectus, Applications and Literature.”

Fees for Distribution of Shares

HighMark Funds has adopted 12b-1 plans with respect to Class A, Class B and Class C Shares that allow each Fund to pay distribution and service fees. The maximum distribution and service fee for each class of Shares is as follows:

Share Class	Percentage of Average Daily Net Assets
Class A	0.25%
Class B	0.75%
Class C (Equity Funds and Asset Allocation Portfolios)	1.00%
Class C (Fixed-Income Funds)	0.75%

Because 12b-1 fees are paid on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

For more information about the receipt by HighMark Capital Management, Inc. of 12b-1 fees paid on Class B and Class C Shares, please see “Choosing a Share Class” earlier in this section.

Payments to Financial Firms

Some or all of the sales charges, distribution fees and servicing fees described above may be paid or “reallowed” to the broker, dealer, financial adviser or other financial intermediaries, including UnionBanc Investment Services LLC and other affiliates of HighMark Capital Management, Inc., through which you purchase your Shares. In addition to the foregoing, your broker, dealer, financial adviser or other financial intermediaries may receive certain other payments and compensation described below. These arrangements may apply to any or all of your Shares, including but not limited to, Shares held through retirement plans. For purposes of the following, “financial firms” means brokers, dealers, financial advisers and other financial intermediaries.

A Fund may make payments under HighMark Funds’ shareholder services plans relating to the Class A Shares and the Class B Shares to financial firms that agree to provide certain shareholder support services for their customers or account holders who are the beneficial or record owners of Shares of the Fund. In consideration for such services, a financial firm is compensated by the applicable Fund at a maximum annual rate of up to 0.25% of the average daily net asset value of the applicable class(es) of Shares of such Fund. The shareholder services plans are more fully described in the SAI. Financial firms may also receive sales charges, distribution fees, servicing fees and other compensation relating to other classes of Shares and other series of HighMark Funds not offered in this prospectus.

Revenue Sharing Payments. HighMark Capital Management, Inc. makes revenue sharing payments, out of its own assets, to financial firms for the sale of Shares of the Asset Allocation Portfolios and/or the maintenance of share balances. These payments are made at an annual rate of up to 0.50% of the average daily net assets of the Asset Allocation Portfolios for purchases made prior to or on October 31, 2006, and at an annual rate of up to 0.25% of the average daily net assets of the Asset Allocation Portfolios for purchases made after October 31, 2006. These payments may be passed on to your financial adviser at the discretion of his or her financial firm. These payments may create an incentive for the financial adviser or his or her financial firm to recommend or offer shares of the Asset Allocation Portfolios over other investment alternatives.

Marketing Support Payments. HighMark Capital Management, Inc. may also make payments from its own assets to financial firms that sell HighMark Funds. The amounts of these payments may vary from time to time. Speak with your financial adviser to learn more about these payments.

Payments for Distribution and Shareholder Services. In addition to the foregoing revenue sharing and marketing support payments, HighMark Capital Management, Inc., directly or through an agent, also pays out of its own assets compensation to financial firms for the sale and distribution of the Shares of any of the Funds and/or for the servicing of Shares of any of the Funds. These payments made by HighMark Capital Management, Inc. may be made to supplement commissions paid to financial firms, and may take the form of (1) due diligence payments for a financial firm’s examination of the Funds and payments for employee training and education relating to the Funds; (2) listing fees for the placement of the Funds on a financial firm’s list of mutual funds available for purchase by its clients; (3) fees for providing the Funds with “shelf space” and/or a higher profile for a financial firm’s financial consultants and their customers and/or placing the Funds on the financial firm’s preferred or recommended list;

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(4) marketing support fees for providing assistance in promoting the sale of Shares; (5) payments in connection with attendance at sales meetings for the promotion of the sale of Shares; (6) payments for maintaining shareholder accounts on a financial firm’s platform; and (7) payments for the sale of Shares and/or the maintenance of share balances.

Payments made by HighMark Capital Management, Inc. or its agents to a financial firm also may be used by the financial firm to pay for the travel expenses, meals, lodging and entertainment of the firm’s salespersons and guests in connection with education, sales and promotional programs. These programs, which may be different for different financial firms, will not change the price an investor will pay for Shares or the amount that a Fund will receive for the sale of Shares.

A number of factors are considered in determining the amount of these additional payments, including each financial firm’s HighMark Funds sales and total assets, and the financial firm’s willingness to give HighMark Capital Management, Inc. or the Funds’ distributor access to its financial advisers for educational purposes. At times, the financial firm might include the Funds on a “select” or “preferred” list. HighMark Capital Management, Inc’s. goals include educating the investment advisers about the Funds so that they can provide suitable information and advice to prospective investors and shareholders of the Funds.

For the calendar year 2008, the financial firms that received these additional payments, which totaled approximately $3.0 million, from HighMark Capital Management, Inc. include (but are not necessarily limited to) the following:

AIG Financial Advisors, Inc.	Fintegra LLC
American Investors Co.	First Allied Securities, Inc.
American Portfolio Financial Services	First Clearing LLC
Amprise Advisor Services Inc.	First Southwest Company
Ameriprise Financial Services, Inc.	Fitzgerald Financial Services
Ameritrade Inc.	Foothill Securities, Inc.
AXA Advisors, LLC	Fortune Financial Services, Inc.
Bogacz Tax & Financial Services	FSC Securities Corporation
Brookstreet Securities Corp.	Geneos Wealth Management, Inc.
Capital Financial Group	Girard Securities, Inc.
Capital Financial Services	Green Wealth Management
Centaurus Financial, Inc.	Gunn Allen Financial
Charles Schwab	H&R Block Financial Advisors, Inc.
Citigroup Global Markets, Inc.	H. Beck, Inc.
Commonwealth Financial Network	Harvest Capital LLC
Comprehensive Financial Advisors	Heritage Financial
Crowell, Weeden & Co	Independent Financial Group LLC
Crown Capital Securities, LP	Invest Financial Corporation
D A Davidson	Investacorp, Inc.
E*Trade	Investors Capital Corp.
Emmett A Larkin	Investors Security Co., Inc.
Ensemble Financial Services, Inc.	J P Turner & Co LLC
ePlanning Securities, Inc.	J. W. Cole Financial, Inc.
Express Securities Inc.	Janney Montgomery Scott
Farmers Financial Solutions LLC	Jefferson Pilot Securities Corp.
Ferris, Baker Watts, Inc.	Legend Equities Corporation
Financial Advisors of America LLC	Legent Clearing Corp.
Financial Network Investment Corp.	Lincoln Financial Securities
Financial Services Corporation	Linsco Private Ledger
Fintegra Financial Solutions	Managed Financial Broker Service

Managed Financial Services Corp.	RBC Capital Markets Corporation
Mesirow Financial	RBC Dain Rauscher, Inc.
Meyers Meighan Wealth Mgmt Group	RBC Wealth Management
MG Trust Co LLC	Ridge Clearing & Outsourcing
Mid Atlantic Inst’I Shares, Inc.	Robert W. Baird & Co.
Money Concepts Capital Corp.	Royal Alliance Associates
Morgan Keegan & Co.	Scottrade, Inc.
Morgan Peabody	Sears Investment Services, Inc.
Morgan Stanley Dean Witter	Securities America
MS & Co. Inc.	Securities Services Network, Inc.
Mutual Service Corp.	SEI Investments Distribution Co.
National Financial Services, Corp.	SII Investments Inc.
National Planning Corp.	Silver Oaks Securities Inc.
National Securities Corporation	Southwest Securities
Nationwide Planning Assoc., Inc.	Sterne Agee & Leach
New England Securities	Stifel, Nicolaus & Co., Inc.
Next Financial Group, Inc.	Sympro
OFG Financial Services Inc.	TCAdvisors Network
Oppenheimer & Co. Inc.	The Musuneggi Financial Group
Pacific West Sec Inc.	UBS Financial Services, Inc.
Penson Financial Services	UnionBanc Investment Services LLC
Pershing LLC	United Equity Securities Inc.
Pitcarin	United Planners Financial
Portfolio Brokerage Services Inc.	USA Financial Securities Corp.
Prime Vest Financial Services	VSR Financial Services
ProEquities Inc	Wachovia Securities LLC
Prudential Investment Mgmt Srvcs	Wedbush Morgan Securities
Prudential Insurance Co of America	Wells Fargo Bank
QA3 Financial Corp.	Wells Fargo Investments LLC
Questar Capital Corporation	Western International Securities
Raymond James & Associates, Inc.	WRP Investments, Inc.
Raymond James Financial Services

HighMark Capital Management, Inc. may have established relationships with other financial firms since the end of 2008 in which these additional payments are made. Speak with your financial adviser to learn whether his or her firm has such a relationship.

Pursuant to the terms of an agreement between HighMark Capital Management, Inc. and HighMark Funds’ distributor, HighMark Capital Management, Inc. makes payments to the distributor for distribution services related to the Funds.

If investment advisers, administrators, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular Share class over other Share classes. Speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Funds, HighMark Capital Management, Inc. and by sponsors of other mutual funds he or she may recommend to you. You should also consider disclosures made by your financial adviser at the time of purchase. HighMark Capital Management, Inc. and/or a Fund’s sub-adviser do not consider sales of Shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

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However, some broker-dealers that sell Shares of the Funds may receive commissions from a Fund in connection with the execution of the Fund’s portfolio transactions.

Opening an Account

1.	Read this prospectus carefully.

2.	Determine how much money you want to invest.
The minimum investments for Class A or Class C Shares of HighMark Funds are as follows:

• Initial Purchase:	$1,000 for each Fund $250 for each Fund for current and retired trustees (as well as their spouses and children under the age of 21) of HighMark Funds and directors, officers and employees (as well as their spouses and children under the age of 21) of Union Bank, N.A., HighMark Funds’ distributor and its affiliates, and Boston Financial Data Services
$100 for each Fund for Automatic Investment Plan
• Additional Purchases:	$100 for each Fund
$100 monthly minimum per HighMark Fund for Automatic Investment Plan

We may waive these initial and additional investment minimums for purchases made in connection with Individual Retirement Accounts, Keoghs, payroll deduction plans or 401(k) or similar plans, or for accounts held through a financial intermediary that has an agreement with HighMark Capital Management, Inc. or HighMark Funds’ distributor to waive these minimums. Financial intermediaries may aggregate accounts to meet investment minimum.

3.	Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. For more information, please contact your financial representative or call us at 1-800-433-6884.

4.	You and your financial representative can initiate any purchase, exchange or sale of Shares.

5.	Customer Identification and Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you, which information may include your social security number or taxpayer identification number. This information will be verified to ensure the identity of all persons opening an account.
HighMark Funds is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, HighMark Funds is required to collect documents to fulfill its legal obligations. Documents provided in connection with your application will be used solely to establish and verify customer identity, and HighMark Funds shall have no obligation with respect to the terms of any such document.

Attempts to collect the missing information required on the application will be performed by contacting either you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of HighMark Funds (e.g., 72 hours), which may change from time to time, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.

However, HighMark Funds reserves the right to close your account at the then-current day’s price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of HighMark Funds (e.g., 96 hours), which may change from time to time. If HighMark Funds is unable to verify your identity, it reserves the right to liquidate your account at the then-current day’s price and remit proceeds to you via check. HighMark Funds reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund Shares and will be subject to corresponding tax implications.

HighMark Funds and the Funds’ Adviser reserve the right, in their sole discretion, to reject any purchase order for any reason.

BUYING SHARES

By Check

Opening an account

•	Make out a check for the investment amount, payable to “HighMark Funds.”

•	Deliver the check and your completed application to your financial representative, or mail them to our Transfer Agent (see address below).

Adding to an account

•	Make out a check for the investment amount, payable to “HighMark Funds.”

•	Include a note specifying the fund name, your share class, your account number and the name(s) in which the account is registered.

•	Deliver the check and your note to your financial representative, or mail them to our Transfer Agent.

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Transfer Agent Address:

HighMark Funds

P.O. Box 8416

Boston, MA 02266-8416

Phone Number: 1-800-433-6884

All purchases made by check should be in U.S. dollars.

Third party checks, credit card checks, traveler’s checks, starter checks, money orders or cash will not be accepted.

By Exchange

Opening an account

•	Call your financial representative or HighMark Funds at 1-800-433-6884 to request an exchange.

Adding to an account

•	Call your financial representative or HighMark Funds at 1-800-433-6884 to request an exchange.

By Wire

Opening an account

•	Deliver your completed application to your financial representative, or mail it to our Transfer Agent (address above).

•	Obtain your Fund account number by calling your financial representative or our Transfer Agent.

•	Instruct your bank to wire the amount of your investment to:

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02101

ABA# 011000028

DDA# 9905-194-8

Specify the Fund name, your choice of share class, the new Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

Adding to an account

•	Call our Transfer Agent before wiring any funds.

•	Instruct your bank to wire the amount of your investment to:

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02101

ABA# 011000028

DDA# 9905-194-8

Specify the Fund name, your share class, your Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

Through Financial Institutions

Opening an account

•	Call your financial institution for information on their procedures for transmitting orders to HighMark Funds.

Adding to an account

•	Call your financial institution for information on their procedures for transmitting orders to HighMark Funds.

Contact your financial representative for instructions and assistance.

To add to an account using the Automatic Investment Plan, see “Investor Services.”

SELLING SHARES

By Letter

Designed for

•	Accounts of any type.

•	Sales of any amount.

To sell some or all of your Shares

•	Write a letter indicating the Fund name, your share class, your Fund account number, the name(s) in which the account is registered and the dollar value or number of Shares you wish to sell.

•	Include all signatures and any guarantees that may be required (see “Selling Shares in Writing”).

•	Mail the materials to our Transfer Agent.

Transfer Agent Address:

HighMark Funds

P.O. Box 8416

Boston, MA 02266-8416

Phone Number: 1-800-433-6884

•	We will mail a check to the name(s) and address in which the account is registered, unless you give us other written instructions.

•

If you are invested in an IRA or Roth IRA account, you can contact HighMark customer service to obtain an IRA distribution form at 1-800-433-6884. The IRA distribution form is also downloadable at www.highmarkfunds.com.

By Phone

Designed for

•	Accounts of any type, except Individual Retirement Accounts or Roth IRAs.

•	Sales of any amount.

To sell some or all of your Shares

•	To place your order, contact your financial representative or HighMark Funds at 1-800-433-6884 between 8:30 a.m. and 6:00 p.m. Eastern Time on most business days.

By Wire or Electronic Funds Transfer (EFT)

Designed for

•	Requests by letter to sell at least $500 (accounts of any type).

•	Requests by phone to sell at least $500 (accounts of any type excluding IRA and Roth IRA accounts).

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To sell some or all of your Shares

•	We will wire amounts of $500 or more on the next business day after we receive your request.

•	Shares cannot be redeemed by wire on federal holidays restricting wire transfers.

By Exchange

Designed for

•	Accounts of any type.

•	Sales of any amount.

To sell some or all of your Shares

•	Obtain a current prospectus for the Fund into which you are exchanging by calling HighMark Funds or your financial representative.

•	Call HighMark Funds or your financial representative to request an exchange.

Through Financial Institutions

Designed for

•	Accounts set up through financial institutions.

To sell some or all of your Shares

•	Contact your financial institution for information on their procedures for transmitting orders to HighMark Funds.

Contact your financial representative for instructions and assistance.

To make systematic withdrawals from an account, see “Investor Services.”

Selling Shares In Writing. In certain circumstances, you may need to include a medallion guarantee, which protects you against fraudulent orders. You will need a medallion guarantee if:

•	you are selling more than $50,000 worth of Shares.

•

you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s) or by wire or the Automated Clearing House (ACH) to a bank account other than that on record.

•	you changed your address of record within the last 30 days.

You should be able to obtain a medallion guarantee from a bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. A notary public CANNOT provide a medallion guarantee.

Receiving Your Money. Normally, we will send you a check for your proceeds as promptly as possible, at the latest within seven calendar days of receiving your redemption order in good order. If, however, you recently purchased Shares in a Fund by check or through the Automatic Investment Plan, you may not receive your redemption proceeds from such Fund until after the check or debit clears, which may take up to 15 days following purchase. While the Fund will delay the processing of your redemption payment until after the check or debit clears, the Shares will be valued at the next determined net asset value after receipt of your redemption order in good order.

Redemption in Kind. The Funds reserve the right to make payment on redemptions in securities rather than cash. If a Fund makes payment on redemptions in securities, you may incur brokerage costs when selling those securities.

Involuntary Sales of Your Shares. Due to the relatively high costs of handling small investments, each Fund reserves the right to redeem your Shares at net asset value (less any applicable contingent deferred sales charge) if your account balance in any Fund drops below the minimum initial purchase amount for any reason other than market fluctuation. This is more likely to occur if you invest only the minimum amount in a Fund and then sell Shares within a fairly short period of time. Before any Fund exercises its right to redeem your Shares, we will notify you in writing at least 60 days in advance to give you time to bring your account balance up to or above the minimum.

EXCHANGING SHARES

How to Exchange Your Shares. You may exchange Class A, Class B or Class C Shares of one HighMark Fund for those of another HighMark Fund (the “new HighMark Fund”), provided that you:

•	Are qualified to invest in the new HighMark Fund.

•	Satisfy the initial and additional investment minimums for the new HighMark Fund.

•	Invest in the same share class in the new HighMark Fund as you did in the previous HighMark Fund.

•	Maintain the minimum account balance for each HighMark Fund in which you invest.

Your cost for buying shares in the new HighMark Fund is based on the relative net asset values of the shares you are exchanging plus applicable sales charge, if any. In addition, if you exchange Class A Shares of one HighMark Fund for those of another HighMark Fund, you may be subject to an exchange fee. See “Redemption Fees and Exchange Fees” below.

An exchange will be treated as a sale for tax purposes.

Class A Shares. In addition to the potential exchange fee referenced above, if you want to exchange Class A Shares initially invested in a no-load HighMark Money Market Fund for those of another HighMark Fund with a sales charge, the applicable sales charge will be assessed.

Class B Shares. To calculate the Class B Shares’ eight-year conversion period or contingent deferred sales charge payable upon redemption, we combine the period you held Class B Shares of the “old” HighMark Fund with the period you held Class B Shares of the new HighMark Fund.

Class C Shares. To calculate the Class C Shares’ contingent deferred sales charge payable upon redemption, we combine the period you held Class C Shares of the “old” HighMark Fund with the period you held Class C Shares of the new HighMark Fund.

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TRANSACTION POLICIES

Valuation of Shares. A Fund’s net asset value per share of a class is calculated according to the following formula:

(Total market value of the Fund’s investments and other assets allocable to the class — the class’s liabilities)

÷	Total number of the Fund’s Shares outstanding in the class

=	The class’s net asset value per share

We determine the NAV of each HighMark Equity and Fixed-Income Fund and Asset Allocation Portfolio as of the close of regular trading on the New York Stock Exchange, normally at 1:00 p.m. Pacific time (4:00 p.m. Eastern time), every business day (as defined below), based on the current market price of the Fund’s securities. If that is not available, we value securities by using a method that HighMark Funds’ Board of Trustees believes accurately reflects fair value. HighMark Funds’ Board of Trustees reviews and approves HighMark Funds’ written fair valuation procedures in advance of their use. In addition, HighMark Funds’ Board of Trustees periodically reviews valuations to determine if any changes should be made to the fair valuation procedures.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which HighMark Funds calculates net asset value. The closing prices of such securities may no longer reflect their market value at the time HighMark Funds calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that HighMark Funds calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector.

If the Adviser or a sub-adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which HighMark Funds calculates net asset value, it shall immediately notify the sub-administrator and request that a fair value committee (the “Committee”) meeting be called.

In addition, HighMark Funds uses a third party fair valuation vendor (the “Vendor”) for equity securities that are traded primarily on non-U.S. exchanges. The Vendor provides a fair value for such securities based on certain factors and methods, which generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. The Vendor provides fair values if there is a movement in the U.S. market that exceeds a specific threshold (“trigger threshold”) that has been established by the Committee. The Committee also establishes a “confidence interval” — representing the correlation between the price of a specific foreign security and movements in the U.S. market — before the security will be fair valued based upon the trigger threshold being exceeded. If a trigger threshold is exceeded, HighMark Funds values its non-U.S. securities that exceed the applicable “confidence interval” using the fair values provided by the Vendor.

In the event that a Fund values its securities using the procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used its fair valuation procedures. In addition, although we use the same method to determine the NAV of Class A, Class B and Class C Shares, the NAV of a Fund’s Class B and Class C Shares may be lower than that of its Class A Shares because Class B and Class C Shares have higher distribution expenses. For further information about how we determine the value of the Funds’ investments, see the SAI.

Buy and Sell Prices. When you buy Shares of a Fund, the amount you pay per share is based on the net asset value per share of the applicable class of Shares next determined after we receive your order in good order, plus any applicable sales charges. When you sell Shares of a Fund, the amount of your proceeds is based on the net asset value per share of the applicable class of Shares next determined after we receive your order in good order, minus any applicable deferred sales charges, redemption fees and/or exchange fees.

Execution of Orders. You may buy and sell Shares of the Funds on any day when the New York Stock Exchange is open for business (hereafter referred to as a “business day”). The New York Stock Exchange is closed on weekends and national holidays.

•

Purchasing Shares by Mail: If you mail us a purchase order, we will execute it as soon as we have received your payment. (Note: If your check does not clear, we will be forced to cancel your purchase and may hold you liable for any losses or fees incurred.)

•

Purchasing Shares by Wire: If you place a purchase order by wire on any business day, we will execute it that day, provided that you have wired the money you wish to invest and it is received by our Transfer Agent prior to the close of regular trading on the New York Stock Exchange, normally at 1:00 p.m. PT (4:00 p.m. ET). If our Transfer Agent does not receive the money you plan to wire by this deadline, the trade will be canceled and you must resubmit the trade at the time the wire is sent.

•

Selling Shares: To sell Shares on any one business day, you must place your redemption order before the close of regular trading on the New York Stock Exchange, normally at 1:00 p.m. PT (4:00 p.m. ET). Otherwise, we will execute your order on the following business day.

Our Transfer Agent may accept telephone orders from broker-dealers, and other intermediaries designated by such broker-dealers, who have been previously approved by HighMark Funds’ distributor. A Fund will be deemed to have received a purchase order when an approved broker-dealer or its authorized designee accepts such order. It is the responsibility of such broker-dealer to promptly forward purchase or redemption orders to our Transfer Agent. Broker-dealers may charge you a transaction-based fee or other fee for their

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services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealers and not remitted to the Fund.

Anti-Money Laundering Program

Customer identification and verification is part of HighMark Funds’ overall obligation to deter money laundering under Federal law. HighMark Funds has adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, HighMark Funds reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of HighMark Funds management, they are deemed to be in the best interest of the Funds or other series of HighMark Funds or in cases when HighMark Funds is requested or compelled to do so by governmental or law enforcement authorities.

Frequent Purchases and Redemptions of Fund Shares

HighMark Funds’ Board of Trustees has adopted policies and procedures designed to discourage frequent purchases and redemptions of Shares of the Funds or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below.

Risks Associated with Excessive or Short-Term Trading Generally. While HighMark Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund’s Shares dilute the value of Shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund Shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund’s Shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Frequent trading can result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently. Because short-term capital gains are distributed as ordinary income, this would generally increase a shareholder’s tax liability unless the shares are held through a tax-deferred or exempt vehicle. Similarly, a Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect a Fund’s performance.

A Fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 1:00 p.m. Pacific time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in short-term trading strategy to exploit differences in Fund Share prices that are based on closing prices of foreign securities established some time before a Fund calculates its own share price (referred to as “time zone arbitrage”). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will reduce a shareholder’s ability to engage in time zone arbitrage to the detriment of the other shareholders of the Funds.

A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). Funds that may be adversely affected by price arbitrage include, in particular, those Funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities.

Redemption Fees and Exchange Fees. As noted in the “Shareholder Fees” tables for the Cognitive Value Fund, the Geneva Small Cap Growth Fund, the International Opportunities Fund, the Small Cap Advantage Fund and the Small Cap Value Fund, such Funds impose a 2% redemption fee on the proceeds of Class A Shares redeemed 30 days or less after their purchase. The Cognitive Value Fund, the Geneva Small Cap Growth Fund, the International Opportunities Fund, the Small Cap Advantage Fund and the Small Cap Value Fund also impose a 2% exchange fee on Class A Shares exchanged 30 days or less after their purchase. The redemption fee and the exchange fee are designed to discourage short-term trading and any proceeds of the fees will be credited to the assets of the applicable Fund.

The fee is imposed to the extent that the number of Fund Shares redeemed or exchanged by a shareholder exceeds the

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number of Fund Shares that have been held by such shareholder more than 30 days. For Shares of a Fund that were acquired by exchange, the holding period is measured from the date the Shares were acquired in the exchange transaction. Shares held the longest will be redeemed or exchanged first.

The redemption or exchange fee is not imposed on transactions by the HighMark Asset Allocation Portfolios. For all accounts, the redemption or exchange fee is not imposed on:

•	Shares redeemed due to death, disability or a qualified domestic relations order;

•	Shares redeemed pursuant to systematic withdrawal programs;

•	transactions involving Shares purchased by means of automated or pre-established purchase plans, including employer or payroll reduction plans;

•	Shares purchased through reinvested distributions;

•	Shares redeemed or exchanged due to plan or Fund terminations or restructurings;

•	Shares redeemed as part of an automated dividend exchange election established in advance of the exchange;

•	Shares redeemed or exchanged pursuant to an automatic, non-discretionary rebalancing program; and

•	Shares converted to another class of Shares within the same fund.

In addition, for retirement plans, the redemption fee is also not imposed on:

•	Shares redeemed in payment of plan/account fees;

•	Shares redeemed as a return of excess contribution amounts or to meet minimum required distributions;

•	Shares redeemed for loans and hardship withdrawals;

•	Shares redeemed due to forfeiture of assets; and

•	Shares redeemed to pay small balance account fees and involuntary redemptions resulting from failure to meet account minimums.

Although the Cognitive Value Fund, the Geneva Small Cap Growth Fund, the International Opportunities Fund, the Small Cap Advantage Fund and the Small Cap Value Fund do not normally grant individual waivers of the redemption or exchange fee, the redemption or exchange fee may be waived by HighMark Funds’ Chief Compliance Officer or her designee, based upon a review of the facts and circumstances in a written request for waiver of the redemption or exchange fee. Each Fund reserves the right to modify or eliminate redemption fees and exchange fees at any time in its discretion.

Right to Reject or Restrict Purchase and Exchange Orders. Purchases and exchanges should be made primarily for investment purposes. Each Fund and/or its principal underwriter reserves the right to refuse any purchase or exchange order at any time or to suspend redemptions with respect to any shareholder, including transactions representing excessive trading and transactions accepted by any shareholder’s financial adviser. In addition, the Funds’ Adviser will use its best efforts to detect short-term trading activity in a Fund’s Shares and reject any purchase, redemption or exchange if, in its judgment, the transaction would adversely affect the Fund or its shareholders. The Adviser, however, will not always be able to detect or prevent market timing activity or other trading activity that may disadvantage a Fund. For example, the ability to monitor trades that are placed by omnibus or other nominee accounts is limited when the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund’s underlying beneficial owners. However, each such financial intermediary is contractually obligated to implement HighMark Funds’ market timing policy and to stop a beneficial owner from trading if so requested by HighMark Funds. If the Adviser reviews a financial intermediary’s market timing policy and concludes that it sufficiently protects HighMark Funds’ shareholders, the Adviser may choose to defer to the financial intermediary’s policy rather than implement HighMark Funds’ policy through that financial intermediary. In the event that the Funds or their agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

Orders through Financial Intermediaries

If you are investing in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or a trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan or a 529 college savings plan that maintains a master account with the Fund for trading on behalf of its customers, the financial intermediary through whom you are investing may choose to adopt different or additional conditions on purchases, redemptions and exchanges of Fund shares to discourage frequent trading and redemptions. Consult your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what conditions may be applicable to you. The Funds are not responsible for the failure of a financial intermediary to carry out its responsibilities.

Disclosure of Portfolio Holdings

The Adviser has established a policy with respect to the disclosure of a Fund’s portfolio holdings. A description of this policy is provided in the SAI. In addition, each Fund’s complete monthly portfolio holdings are generally available to you within 10 business days after the end of the period on HighMark Funds’ web site by clicking on “Our Funds,” selecting a Fund and clicking on “Composition.”

Note that the Funds or their Adviser may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the web site until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

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DISTRIBUTIONS

As a mutual fund shareholder, you may receive capital gains and/or income from your investment. Each of the HighMark Equity Funds may periodically declare and pay dividends from net investment income separately for each class of Shares. Each of the HighMark Fixed-Income Funds may declare and pay monthly dividends separately for each class of Shares from any net tax-exempt income and/or net taxable investment income. Each of the Asset Allocation Portfolios may declare and pay dividends from net investment income quarterly. Each Fund expects to distribute substantially all of its income and capital gains annually. None of the Funds has a targeted dividend rate and none of them guarantees that it will pay any dividends or other distributions.

We will automatically reinvest any income and capital gains distributions you are entitled to in additional Shares of your Fund(s) unless you notify our Transfer Agent that you want to receive your distributions in cash. If you are a shareholder of a Fixed-Income Fund, you may also notify our Transfer Agent to reinvest any income and capital gains distributions in the same class of an Equity Fund. To make either type of notification, send a letter with your request, including your name and account number to:

HighMark Funds

P.O. Box 8416

Boston, MA 02266-8416

Your request will become effective for distributions having record dates after our Transfer Agent receives your request. Note that the IRS treats dividends paid in additional Fund Shares the same as it treats dividends paid in cash. In general, a Fund’s Class A Shares will pay higher dividends than Class B and Class C Shares, because Class B Shares and Class C Shares have higher distribution fees.

TAXES

Your investments in the Funds may have a number of tax implications. We have summarized some of the main U.S. federal income tax considerations generally applicable to investments by U.S. persons in a Fund. Note, however, that the following is general information and your investment in a Fund may have other tax implications. The information below will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. You can find more information about the potential tax consequences of investments in the Funds in the SAI.

Important Note: if you have not done so already, be sure to provide us with your correct taxpayer identification number or certify that it is correct. Unless we have that information, we must, by law, withhold a portion of the distributions you would otherwise be entitled to receive from your Fund investments as well as a portion of any proceeds you would normally receive from selling Fund Shares.

End-of-Year Tax Statements

We will send you a statement each year showing the federal income tax status of all your distributions. The laws governing taxes change frequently, however, so please consult your tax adviser for the most up-to-date information and specific guidance regarding your particular tax situation including possible foreign, state and local taxes.

Tax Treatment of the Funds

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to U.S. federal income tax at the corporate level on income and gains from investments that are distributed to shareholders. If a Fund were to fail to qualify as a regulated investment company, it would result in fund-level taxation, and consequently, a reduction in income available for distribution to shareholders.

Taxation of Shareholder Transactions

An exchange of a HighMark Fund’s shares for shares of another HighMark Fund will be treated as a sale of the shares exchanged and, as with all sales and redemptions of HighMark Fund shares, any gain resulting from the transaction generally will be subject to U.S. federal income tax, typically as capital gains.

Taxes on Fund Distributions

•

Federal Taxes: For federal income tax purposes, distributions of net investment income that you receive from a Fund are generally taxable as ordinary income. Distributions of gains from the sale of investments that a Fund owned for one year or less also will be taxable as ordinary income (regardless of how long you’ve owned Shares in the Fund). For taxable years beginning before January 1, 2011, distributions of investment income properly designated by a Fund as derived from “qualified dividend income,” if any, will be taxed at the rate applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011. The Fixed-Income Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income. An Asset Allocation Portfolio will not be able to offset gains realized by one fund in which it invests against losses realized by another fund in which it invests, unless it disposes of shares of the fund that realized such losses. The use of a fund-of-funds structure could affect the amount, timing and character of distributions to shareholders, and, therefore, may increase the amount of taxes payable by the shareholders.

•

Taxation of Long-Term Capital Gains: In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or

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less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains (regardless of how long you’ve owned Shares in the Fund). Long-term capital gain rates have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011.

•

“Buying a Dividend”: You may owe taxes on Fund distributions even if they represent income or capital gains the Fund earned before you invested in it and thus were likely included in the price you paid.

•	Reinvestment: A Fund’s distributions are taxable in the manner described above, whether received in cash or reinvested in additional Shares of the Fund.

•	State and Local Taxes: In addition to federal taxes, you may have to pay state and local taxes on the dividends or capital gains you receive from a Fund.

Special Considerations for Shareholders of the California Intermediate Tax-Free Bond Fund, the National Intermediate Tax-Free Bond Fund and the Wisconsin Tax-Exempt Fund: Distributions from the California Intermediate Tax-Free Bond Fund, the National Intermediate Tax-Free Bond Fund and the Wisconsin Tax-Exempt Fund that are properly designated as “exempt-interest dividends” (that is, distributions of net income from tax-exempt securities that are properly designated by the Fund) generally will be exempt from federal income tax. Distributions that are properly designated as exempt-interest dividends may be subject to state and local taxes, although exempt-interest dividends distributed by the California Intermediate Tax-Free Bond Fund will be exempt from California personal income tax, and by the Wisconsin Tax-Exempt Fund will be exempt from Wisconsin personal income tax, if (1) at the close of each quarter of such Fund’s taxable year at least 50% of the value of its total assets consists of obligations the interest from which would be exempt from California or Wisconsin taxation, respectively, if such obligations were held by an individual and (2) such dividends are properly designated as exempt-interest dividends in a written notice mailed to shareholders no later than 60 days after the close of the Fund’s taxable year. The Funds’ portfolio managers expect that substantially all of the income the California Intermediate Tax-Free Bond Fund and the Wisconsin Tax-Exempt Fund distribute will be exempt from federal and California or Wisconsin state personal income taxes respectively, and virtually all of the income the National Intermediate Tax-Free Bond Fund generates will be exempt from federal income tax. Distributions from the California Intermediate Tax-Free Bond Fund, the National Intermediate Tax-Free Bond Fund and the Wisconsin Tax-Exempt Fund, if any, that do not constitute exempt-interest dividends generally will be taxable as ordinary income, except that any distributions of net capital gains will be taxable as long-term capital gains. Gains realized by the Fund on the sale or exchange of investments that generate tax-exempt income will be taxable to shareholders. If you receive social security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, investing in these Funds may have on the federal taxation of such benefits. In addition, some of the income from these Funds may be included in the computation of federal and state alternative minimum tax liability, for both individual and corporate shareholders.

Special Considerations for Non-U.S. Shareholders: Special tax considerations may apply to foreign shareholders. Please consult the SAI and your tax adviser for additional information.

The tax considerations described above may or may not apply to you. See the SAI for further details. Please consult your tax adviser to help determine whether these considerations are relevant to your investments and tax situation.

INVESTOR SERVICES

Automatic Investment Plan* (AIP): AIP allows you to make regular investments in the HighMark Fund(s) of your choice through automatic deductions from your checking account. The monthly minimum per HighMark Fund is $100.** AIP is available only to current shareholders who wish to make additional investments to their existing account(s).

To take part in AIP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

*Any shareholders who have established an Automatic Investment Plan on or before November 30, 1999, and have elected automatic deductions from their checking or savings accounts, may be eligible for a reduced sales charge. For further information about the reduced sales charge, see the SAI.

**There is a $50 monthly minimum for current or retired trustees (as well as their spouses and children under the age of 21) of HighMark Funds and directors, officers, and employees (as well as their spouses and children under the age of 21) of Union Bank, N.A., and its affiliates who were participating in HighMark Funds’ AIP on or before December 11, 1998.

Systematic Withdrawal Plan (SWP): HighMark Funds’ Systematic Withdrawal Plan allows you to make regular withdrawals from your account. The minimum withdrawal is $100 per HighMark Fund. You can choose to make these withdrawals on a monthly, quarterly, semi-annual or annual basis. You also have the option of receiving your withdrawals by check or by automatic deposit into your bank account.

To participate in SWP, you must:

•	Have at least $5,000 in your HighMark Fund(s) account and

•	Have your dividends automatically reinvested.

Before you sign up for SWP, please note the following important considerations:

SWP via check will only run on the 25th of each month. SWP via the Automated Clearing House (“ACH”) can be run on any date. If your automatic withdrawals through SWP exceed the

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income your HighMark Fund(s) normally pay, your withdrawals may, over time, deplete your original investment — or exhaust it entirely if you make large and frequent withdrawals.

Fluctuations in the net asset value per share of your HighMark Fund(s) may also contribute to the depletion of your principal.

Class A shareholders should note the following:

If you are currently making additional purchases of Shares of HighMark Funds that carry a sales load, or plan to do so, it generally would not be in your best interest to participate in SWP.

Class B shareholders should also note the following:

If you expect to withdraw more than 10% of your account’s current value in any single year, it may not be in your best interest to participate in SWP because you will have to pay a contingent deferred sales charge on Class B withdrawals of this size.

To take part in SWP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

Please contact HighMark Funds at 1-800-433-6884 for more information.

Systematic Exchange Plan: HighMark Funds’ Systematic Exchange Plan allows shareholders of a class of HighMark Money Market or Fixed-Income Funds to make regular exchanges from their accounts into the same class of a HighMark Equity Fund. The minimum exchange is $100 per HighMark Equity Fund. You can choose to make these exchanges on a monthly, quarterly, semi-annual or annual basis for a fixed period of time.

To participate in the Systematic Exchange Plan, you must:

•	Have at least $5,000 in your HighMark Money Market or Fixed-Income Fund(s) account and

•	Have your dividends automatically reinvested.

To take part in the Systematic Exchange Plan, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

MORE ABOUT HIGHMARK FUNDS

INVESTMENT MANAGEMENT

Investment Adviser

HighMark Capital Management, Inc. serves as investment adviser of each series of HighMark Funds and manages its investment portfolios on a day-to-day basis under the supervision of HighMark Funds’ Board of Trustees. HighMark Capital Management, Inc. also serves as the administrator of each series of HighMark Funds.

HighMark Capital Management, Inc. is a subsidiary of Union Bank, N.A., which is a subisidiary of UnionBanCal Corporation.

UnionBanCal Corporation is wholly-owned by The Bank of Tokyo-Mitsubishi UFJ, Ltd. (BTMU). BTMU is in turn a wholly-owned subsidiary of Mitsubishi UFJ Financial Group, Inc. As of September 30, 2009, HighMark Capital Management, Inc. had approximately $17.3 billion in assets under management. HighMark Capital Management, Inc. (and its predecessors) has been providing investment management services to individuals, institutions and large corporations since 1919.

Over the past fiscal year, the Funds paid the following advisory fees to HighMark Capital Management, Inc.:

Fund	% of Net Assets
Balanced Fund	0.12%
Cognitive Value Fund	0.69%	*
Core Equity Fund	0.47%
Enhanced Growth Fund	0.70%	*
Fundamental Equity Fund	—%
International Opportunities Fund	0.92%	*
Large Cap Growth Fund	0.51%
Large Cap Value Fund	0.55%	*
Small Cap Advantage Fund	0.54%
Small Cap Value Fund	0.79%	*
Value Momentum Fund	0.59%
Bond Fund	0.47%
California Intermediate Tax-Free Bond Fund	0.21%
National Intermediate Tax-Free Bond Fund	0.07%
Short Term Bond Fund	0.23%
Income Plus Allocation Fund	—%
Growth & Income Allocation Fund	—%
Capital Growth Allocation Fund	—%
Diversified Equity Allocation Fund	—%

*A portion of the advisory fee is used to pay the Fund’s sub-adviser.

For its advisory services to the Equity Income Fund, HighMark Capital Management, Inc. is entitled to receive graduated management fees at an annual rate of 0.55% of the Equity Income Fund’s average daily net assets not in excess of $100 million, 0.50% of such net assets greater than $100 million and not in excess of $500 million and 0.45% of such net assets over $500 million. For its advisory services to the Geneva Mid Cap Growth Fund, HighMark Capital Management, Inc. is entitled to receive graduated management fees at an annual rate of 0.75% of the Geneva Mid Cap Growth Fund’s average daily net assets not in excess of $250 million, 0.70% of such net assets greater than $250 million and not in excess of $500 million and 0.65% of such net assets over $500 million. For its advisory services to the Geneva Small Cap Growth Fund, HighMark Capital Management, Inc. is entitled to receive graduated management fees at an annual rate of 1.00% of the Geneva Small Cap Growth Fund’s average daily net assets not in excess of $250 million, 0.95% of such assets greater than $250 million and not

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in excess of $500 million and 0.90% of such assets over $500 million. For its advisory services to the NYSE Arca Tech 100 Index Fund, HighMark Capital Management, Inc. is entitled to receive graduated management fees at an annual rate of 0.50% of the NYSE Arca Tech 100 Index Fund’s average daily net assets not in excess of $50 million, 0.30% of such net assets greater than $50 million and not in excess of $250 million, 0.25% of such net assets greater than $250 million and not in excess of $500 million and 0.20% of such net assets over $500 million. For its advisory services to the Wisconsin Tax-Exempt Fund, HighMark Capital Management, Inc. is entitled to receive graduated management fees at an annual rate of 0.50% of the Wisconsin Tax-Exempt Fund’s average daily net assets not in excess of $250 million and 0.40% of such net assets over $250 million.

A discussion regarding the basis for HighMark Funds’ Board of Trustees approving the advisory agreement between HighMark Capital Management, Inc. and HighMark Funds is available in HighMark Funds’ Annual Report to shareholders for the fiscal year ending July 31, 2009.

Sub-Advisers

Large Cap Value Fund. Aronson+Johnson+Ortiz, LP (“AJO”) serves as the sub-adviser to the Large Cap Value Fund. Under an investment sub-advisory agreement between AJO and HighMark Capital Management, Inc., AJO makes day-today investment decisions for the Fund, subject to the supervision of, and policies established by, HighMark Capital Management, Inc. and the Trustees of HighMark Funds.

AJO is a registered investment adviser under the Investment Advisers Act of 1940 and is organized as a Delaware limited partnership. As of September 30, 2009, AJO managed approximately $19.3 billion in assets.

Small Cap Value Fund. LSV Asset Management (“LSV”) serves as sub-adviser to the Small Cap Value Fund. Under an investment sub-advisory agreement between LSV and HighMark Capital Management, Inc., LSV makes day-to-day investment decisions for the Fund, subject to the supervision of, and policies established by, HighMark Capital Management, Inc. and the Trustees of HighMark Funds.

LSV is a registered investment adviser under the Investment Company Act of 1940 and is organized as a Delaware partnership. As of September 30, 2009, LSV had approximately $53.0 billion in assets under management.

Cognitive Value Fund, Enhanced Growth Fund and International Opportunities Fund. Bailard, Inc. (“Bailard”) serves as the sub-adviser to the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund. Under investment sub-advisory agreements between Bailard and HighMark Capital Management, Inc., Bailard makes day-to-day investment decisions for each of the Funds, subject to the supervision of, and policies established by, HighMark Capital Management, Inc. and the Trustees of HighMark Funds. Prior to serving as sub-adviser to the Funds, Bailard was the adviser to each Fund’s Predecessor Fund.

Bailard is a registered investment adviser under the Investment Advisers Act of 1940 and is organized as a California corporation. As of September 30, 2009, Bailard had approximately $1.5 billion in assets under management.

Equity Income Fund, NYSE Arca Tech 100 Index Fund and Wisconsin Tax-Exempt Fund. Ziegler Capital Management, LLC (“ZCM”) serves as the sub-adviser to the Equity Income Fund, the NYSE Arca Tech 100 Index Fund and the Wisconsin Tax-Exempt Fund. Under investment sub-advisory agreements between ZCM and HighMark Capital Management, Inc., ZCM makes day-to-day investment decisions for the Equity Income Fund, the NYSE Arca Tech 100 Index Fund and the Wisconsin Tax-Exempt Fund, subject to the supervision of, and policies established by, HighMark Capital Management, Inc. and the Trustees of HighMark Funds. Prior to serving as sub-adviser to the Funds, ZCM served as the adviser to each Fund’s Predecessor Fund.

ZCM is a registered investment adviser under the Investment Advisers Act of 1940 and is organized as a Wisconsin limited liability company. As of September 30, 2009, ZCM had approximately $2.2 billion in assets under management.

Geneva Mid Cap Growth Fund and Geneva Small Cap Growth Fund. Geneva Capital Management Ltd. (“Geneva Capital”) serves as the sub-adviser to the Geneva Mid Cap Growth Fund and the Geneva Small Cap Growth Fund. Under investment sub-advisory agreements between Geneva Capital and HighMark Capital Management, Inc., Geneva Capital will make day-to-day investment decisions for the Geneva Mid Cap Growth Fund and the Geneva Small Cap Growth Fund, subject to the supervision of and policies established by, HighMark Capital Management, Inc. and the Trustees of HighMark Funds. Geneva Capital previously served as sub-adviser to the Geneva Mid Cap Growth Fund’s Predecessor Fund.

Geneva Capital is a registered investment adviser under the Investment Advisers Act of 1940 and is organized as a Wisconsin corporation. As of September 30, 2009, Geneva Capital had approximately $1.2 billion in assets under management.

Other Arrangements

HighMark Funds and HighMark Capital Management, Inc. are in the process of seeking an exemptive order from the Securities and Exchange Commission (the “SEC”) granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which HighMark Capital Management, Inc. will, subject to the supervision and approval of HighMark Funds’ Board of Trustees, be permitted, with respect to HighMark Funds that may have sub-advisers from time to time, to enter into and materially amend sub-advisory agreements with sub-advisers unaffiliated with HighMark Capital Management, Inc. without such agreements being approved by the shareholders of the applicable Fund. HighMark Funds’ Board of Trustees and HighMark Capital Management, Inc. will therefore have the right to hire, terminate or replace

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sub-advisers without first obtaining shareholder approval, including in the event that a sub-advisory agreement has automatically terminated as a result of an assignment. HighMark Capital Management, Inc. will continue to have the ultimate responsibility to oversee each sub-adviser and recommend its hiring, termination and replacement. There can be no guarantee that HighMark Funds and HighMark Capital Management, Inc. will obtain this order from the SEC. Shareholders will be notified of any changes in sub-advisers. Shareholders of a Fund have the right to terminate a sub-advisory agreement for a Fund at any time by a vote of the majority of the outstanding securities of such Fund.

In addition to the asset-based sub-advisory fee that it pays to Bailard, HighMark Capital Management, Inc. has agreed to make certain periodic payments, out of its own resources, to Bailard. The amount of these additional payments will be based on the average daily net assets of the Class M Shares of the Enhanced Growth Fund, the Cognitive Value Fund and the International Opportunities Fund held by Bailard’s clients. Clients of Bailard pay investment advisory fees to Bailard in connection with the management of the clients’ assets, a portion of which may be invested in one or more of the Enhanced Growth Fund, the Cognitive Value Fund and the International Opportunities Fund. Bailard has agreed with its clients that the amount of the advisory fee paid by the client (whether directly to Bailard or indirectly through Bailard’s management of investment vehicles in which the client invests) will equal a fixed percentage of the value of the client’s account with Bailard. As a result, the direct fee that Bailard receives from its clients will be reduced by the amount of the investment advisory fee (i.e., the fee paid to HighMark Capital Management, Inc.) that such clients indirectly incur as shareholders of such Funds. The additional payments by HighMark Capital Management, Inc. are intended to allow Bailard to reduce the amount of advisory fees that its clients directly incur, as it has done historically, so that these clients do not bear investment advisory fees greater than those agreed to between the client and Bailard. These periodic payments, which are solely the obligation of HighMark Capital Management, Inc., are separate from and in addition to the sub-advisory fees paid to Bailard described above. From August 1, 2008 through July 31, 2009, HighMark Capital Management, Inc. made payments of this type to Bailard totaling approximately $1,157,000.

In addition to the asset-based sub-advisory fee that it pays to ZCM, HighMark Capital Management, Inc. has agreed to make certain yearly payments, out of its own resources, to ZCM. The payments will consist of a fee from HighMark Capital Management, Inc. of up to 0.40% of the value of the shareholdings, measured annually, in the New Funds and the Operating Funds (each as defined below) of accounts that are held of record by ZCM as of the date the New Funds commence operations (the “Commencement Date”) and continue to be held of record by ZCM through the applicable measurement date, which fee is to be paid at the end of each year for five years following the Commencement Date; a fee of 0.10% of the net asset value, measured annually, of the New Funds plus 0.10% of the value of the shareholdings, measured annually, in the Operating Funds of accounts that are held of record by ZCM as of the Commencement Date and continue to be held of record by ZCM through the applicable measurement date, which fee is to be paid at the end of each year for five years following the Commencement Date; and a fee of 0.10% of the value of the shareholdings, measured annually, in all series of HighMark Funds other than series of HighMark Funds sub-advised by ZCM of accounts that are held of record by ZCM as of the applicable measurement date, which fee is to be paid each year as of the anniversary of the Commencement Date. The “New Funds” shall be HighMark Equity Income Fund, HighMark Geneva Mid Cap Growth Fund, HighMark NYSE Arca Tech 100 Index Fund and HighMark Wisconsin Tax-Exempt Fund. The “Operating Funds” shall be HighMark Large Cap Growth Fund, HighMark Large Cap Value Fund and HighMark Value Momentum Fund. These yearly payments, which are solely the obligation of HighMark Capital Management, Inc., are separate from and in addition to the sub-advisory fees paid to ZCM described above.

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Portfolio Managers

The table below tells you which portfolio managers are responsible for making the day-to-day investment decisions for each Fund. The professional biographies of the portfolio managers follow the table. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

HighMark Fund	Portfolio Manager(s)
Balanced Fund	David J. Goerz III, Kenneth Wemer,
E. Jack Montgomery(1)
Cognitive Value Fund	Thomas J. Mudge III*, George Y. Sokoloff
Core Equity Fund	David J. Goerz III, Derek Izuel(2)
Enhanced Growth Fund	Sonya Thadhani
Equity Income Fund	Donald J. Nesbitt*, Mikhail I. Alkhazov
Fundamental Equity Fund	Kenneth Wemer, George Rokas, Flavia Araujo, David Dillon, Robert Kang(2)
Geneva Mid Cap Growth Fund	Amy S. Croen, William A. Priebe, Michelle J. Picard, William Scott Priebe(2)
Geneva Small Cap Growth Fund	Amy S. Croen, William A. Priebe, Michelle J. Picard, William Scott Priebe(2)
International Opportunities Fund	Peter M. Hill, Anthony Craddock, Eric P. Leve(2)
Large Cap Growth Fund	Kenneth Wemer, George Rokas, Flavia Araujo, David Dillon, Robert Kang(2)
Large Cap Value Fund	Theodore R. Aronson, Stefani Cranston, Gina Marie N. Moore,
Martha E. Ortiz, R. Brian Wenzinger(2)
NYSE Arca Tech 100 Index Fund	Donald J. Nesbitt*, Mikhail I. Alkhazov
Small Cap Advantage Fund	David J. Goerz III, Derek Izuel(2)
Small Cap Value Fund	Josef Lakonishok, Menno Vermeulen, Puneet Mansharamani(2)
Value Momentum Fund	Richard Earnest, Keith Stribling, Todd Lowenstein(2)
Bond Fund	E. Jack Montgomery*, Gregory Lugosi
California Intermediate Tax-Free Bond Fund	Robert Bigelow*, Raymond Mow
National Intermediate Tax-Free Bond Fund	Robert Bigelow*, Raymond Mow
Short Term Bond Fund	E. Jack Montgomery*, Gregory Lugosi
Wisconsin Tax-Exempt Fund	Richard D. Scargill, Paula M. Horn, Michael Sanders, Eric Zenner(2)
Income Plus Allocation Fund	David J. Goerz III
Growth & Income Allocation Fund	David J. Goerz III
Capital Growth Allocation Fund	David J. Goerz III
Diversified Equity Allocation Fund	David J. Goerz III

(1)	Mr. Goerz is responsible for asset allocation decisions; Mr. Wemer is responsible for the management of the equity portion of the Fund’s portfolio; Mr. Montgomery is responsible for the management of the fixed income portion of the Fund’s portfolio.
(2)	Co-managers.
*	Lead portfolio manager.

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Portfolio Manager	Length of Service with HighMark Fund	Business Experience During Past Five Years
Mikhail I. Alkhazov	Equity Income Fund since 2009; NYSE Arca Tech 100 Index Fund since 2009.	Vice President and portfolio manager of Ziegler Capital Management, LLC; associated with Ziegler Capital Management, LLC since 2000.
Flavia Araujo	Fundamental Equity Fund since 2008; Large Cap Equity Growth Fund since 2006.	Vice President, Senior Research Analyst and Portfolio Manager for HighMark Capital Management, Inc.; associated with HighMark Capital Management since 2004.
Theodore R. Aronson	Large Cap Value Fund since 2003.	Managing principal and portfolio manager of ARONSON+ JOHNSON+ ORTIZ since 1984.
Robert Bigelow	California Intermediate Tax-Free Bond Fund since 1994; National Intermediate Tax-Free Bond Fund since 1996.*	Vice President and Director of Municipal Securities of HighMark Capital Management, Inc.; associated with HighMark Capital Management and its predecessors since 1994.
Anthony Craddock	International Opportunities Fund since 2006.	Senior Vice President of Bailard, Inc.; employee of Bailard since 1997.
Stefani Cranston	Large Cap Value Fund since 2003.	Principal of ARONSON+ JOHNSON+ ORTIZ (AJO); portfolio manager and portfolio and financial accountant for AJO since 1991.
Amy S. Croen	Geneva Mid Cap Growth Fund since 2009; Geneva Small Cap Growth Fund since 2009.	Director and Co-President of Geneva Capital Management Ltd.; associated with Geneva Capital Management Ltd. since 1987. Served as Chief Compliance Officer from 2004 to 2008.
David Dillon	Fundamental Equity Fund since 2008; Large Cap Equity Growth Fund since 2007.	Vice President, Senior Research Analyst and Portfolio Manager for HighMark Capital Management, Inc.; associated with HighMark Capital Management since 2007; senior analyst and portfolio manager at Wells Capital Management from 2002-2006.
Richard Earnest	Value Momentum Fund since 1991.**	Senior Vice President and Director of Value Momentum for HighMark Capital Management, Inc.; associated with HighMark Capital Management and its predecessors since 1964.

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Portfolio Manager	Length of Service with HighMark Fund	Business Experience During Past Five Years
David J. Goerz III	Balanced Fund since 2005;
Core Equity Fund since 2005;
Small Cap Advantage Fund since 2007;
Income Plus Allocation Fund since 2004;
	Growth & Income Allocation Fund since 2004; Capital Growth Allocation Fund since 2004; Diversified Equity Allocation Fund since 2006.	Senior Vice President, Chief Investment Officer and Portfolio Manager of HighMark Capital Management, Inc. since 2006; Senior Vice President, Chief Investment Officer — Equity and Portfolio Manager of HighMark Capital Management, Inc. from 2003 to 2005; Chief Investment Officer of Morningstar Associates from 2002 to 2003; Vice President and Global Asset Allocation Research and Portfolio Manager for Wellington Management Company from 1995-2002.
Peter M. Hill	International Opportunities Fund since 2006.	Chief Executive Officer of Bailard, Inc. and serves as an officer and/or director of certain affiliates of Bailard, Inc.; formerly, served as Chief Investment Officer of Bailard, Inc. and as Chairman of the Board of Directors of Bailard Opportunity Fund Group, Inc.
Paula M. Horn	Wisconsin Tax-Exempt Fund since 2009.	Managing Director and Chief Investment Officer — Fixed Income of Ziegler Capital Management, LLC; associated with Ziegler Capital Management, LLC since 2009; President of DeSari Capital from August 2007 to December 2008; associated with Deerfield Capital from February 2000 to August 2007.
Derek Izuel	Core Equity Fund since 2008; Small Cap Advantage Fund since 2008.	Director of Quantitative Strategies of HighMark Capital Management, Inc., associated with HighMark Capital Management since 2008; senior portfolio manager for Invesco from 1997 to 2008.
Robert Kang	Fundamental Equity Fund since 2008; Large Cap Equity Growth Fund since 2006.	Vice President, Senior Research Analyst and Portfolio Manager for HighMark Capital Management, Inc.; associated with HighMark Capital Management since 2004.
Josef Lakonishok	Small Cap Value Fund since 2001.	Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager of LSV Asset Management since 1994.
Eric P. Leve	International Opportunities Fund since 2006.	Senior Vice President of Bailard, Inc. and co-manager of Bailard Inc.’s separate account bond portfolios; employee of Bailard since 1987.
Todd Lowenstein	Value Momentum Fund since 2001.	Vice President and Director of Value Momentum for HighMark Capital Management, Inc. since 2001; worked at JP Morgan and as senior manager at KPMG Peat Marwick prior to joining HighMark Capital Management.

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Portfolio Managers (continued)

Portfolio Manager	Length of Service with HighMark Fund	Business Experience During Past Five Years
Gregory Lugosi	Bond Fund since 1994; Short Term Bond Fund since 2004.	Vice President and Fund Manager for HighMark Capital Management, Inc.; associated with HighMark Capital Management and its predecessors since 1991.
Puneet Mansharamani	Small Cap Value Fund since 2006.	Partner and Portfolio Manager of LSV since 2006; Quantitative Analyst at LSV since 2000.
E. Jack Montgomery	Balanced Fund since 2000; Bond Fund since 1994; Short Term Bond Fund since 2004.	Vice President and Director of Fixed Income of HighMark Capital Management, Inc.; associated with HighMark Capital Management and its predecessors since 1994.
Gina Marie N. Moore	Large Cap Value Fund since 2003.	Principal of ARONSON+ JOHNSON+ ORTIZ (AJO); portfolio manager and research analyst for AJO since 1998; also focuses on marketing for AJO.
Raymond Mow	California Intermediate Tax-Free Bond Fund since 1995; National Intermediate Tax-Free Bond Fund since 1996.***	Vice President and Fixed Income Funds Manager of HighMark Capital Management, Inc.; associated with HighMark Capital Management and its predecessors since 1995.
Thomas J. Mudge III	Cognitive Value Fund since 2006.	Portfolio manager of Bailard Cognitive Value Fund, the Fund’s Predecessor Fund, from 2001 to 2006; lead portfolio manager of the Cognitive Value Fund’s portfolio management team since 2007; Senior Vice President of Bailard, Inc. and part of Bailard, Inc.’s domestic equity management team since 1987.
Donald J. Nesbitt	Equity Income Fund since 2009; NYSE Arca Tech 100 Index Fund since 2009.	Chief Investment Officer — Equities and a Managing Director of the Ziegler Companies, Inc., parent company of Ziegler Capital Management, LLC; associated with Ziegler Capital Management, LLC since 2002.
Martha E. Ortiz	Large Cap Value Fund since 2003.	Principal of ARONSON+ JOHNSON+ ORTIZ (AJO); portfolio manager for AJO since 1987; oversees trading and is in charge of portfolio implementation for AJO.
Michelle J. Picard	Geneva Mid Cap Growth Fund since 2009; Geneva Small Cap Growth Fund since 2009.	Director and Vice President of Geneva Capital Management Ltd. Associated with Geneva Capital Management Ltd. since 1999.

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Portfolio Manager	Length of Service with HighMark Fund	Business Experience During Past Five Years
William A. Priebe	Geneva Mid Cap Growth Fund since 2009; Geneva Small Cap Growth Fund since 2009.	Director and Co-President of Geneva Capital Management Ltd.; associated with Geneva Capital Management Ltd. since 1987.
William Scott Priebe	Geneva Mid Cap Growth Fund since 2009; Geneva Small Cap Growth Fund since 2009.	Director and Vice President of Geneva Capital Management Ltd.; associated with Geneva Capital Management Ltd. since 2004; Senior Financial Analyst of Elanco Animal Health prior to joining Geneva Capital Management Ltd.
George Rokas	Fundamental Equity Fund since 2008; Large Cap Growth Fund since 2006.	Vice President and Senior Equity Research Analyst/Portfolio Manager for HighMark Capital Management, Inc.; associated with HighMark Capital Management and its predecessors since 1990 (1990-1997 and 1999-present).
Michael Sanders	Wisconsin Tax-Exempt Fund since 2009.	Vice President and portfolio manager of Ziegler Capital Management, LLC; associated with Ziegler Capital Management, LLC since 2004.
Richard D. Scargill	Wisconsin Tax-Exempt Fund since 2009.	Senior Vice President of Ziegler Capital Management, LLC; associated with Ziegler Capital Management, LLC since 2002.
George Y. Sokoloff	Cognitive Value Fund since 2007.	Member of the Cognitive Value Fund’s portfolio management team since 2007; Director of Quantitative Research and a Senior Vice President of Bailard, Inc. Formerly, was a research analyst for Bailard Inc.; developed quantitative stock selection models for StarMine prior to joining Bailard, Inc.
Keith Stribling	Value Momentum Fund since 1998.	Vice President and Director of Value Momentum for HighMark Capital Management Inc.; associated with HighMark Capital Management and its predecessors since 1995.
Sonya Thadhani	Enhanced Growth Fund since 2006.	Portfolio manager of Bailard Enhanced Growth Fund, the Fund’s Predecessor Fund, from 2005 to 2006; currently Chief Investment Officer of Bailard, Inc. and joined Bailard, Inc.’s domestic equity management team in 1994.
Menno Vermeulen	Small Cap Value Fund since 2001.	Partner since 1998 and Portfolio Manager and Senior Quantitative Analyst of LSV Asset Management since 1995.

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Portfolio Managers (continued)

Portfolio Manager	Length of Service with HighMark Fund	Business Experience During Past Five Years
Kenneth Wemer	Balanced Fund since 2005; Fundamental Equity Fund since 2008; Large Cap Growth Fund since 2006.	Vice President and Director of Equity Research for HighMark Capital Management, Inc., associated with HighMark Capital Management since 2003; Research Analyst for Jurika & Voyles from 1994 to 2003.
R. Brian Wenzinger	Large Cap Value Fund since 2003.	Principal of ARONSON+ JOHNSON+ ORTIZ (AJO); portfolio manager and research analyst of AJO since 1991.
Eric Zenner	Wisconsin Tax-Exempt Fund since 2009.	Vice President and Portfolio Manager of Ziegler Capital Management, LLC; associated with Ziegler Capital Management, LLC since 2009; Managing Director and Portfolio Manager of Deerfield Capital from 2003 to 2009.

*	Mr. Bigelow was the portfolio manager of Stepstone California Intermediate Tax-Free Bond Fund prior to its consolidation with the California Intermediate Tax-Free Bond Fund in 1997. Mr. Bigelow was the portfolio manager of the common trust funds prior to their consolidations with the National Intermediate Tax-Free Bond Fund in 2002 and 2003.
**	Mr. Earnest was the portfolio manager of Stepstone Value Momentum Fund prior to its consolidation with the Value Momentum Fund in 1997.
***	Mr. Mow was the back-up portfolio manager of Stepstone California Intermediate Tax-Free Bond Fund prior to its consolidation with the California Intermediate Tax-Free Bond Fund in 1997. Mr. Mow was the back-up portfolio manager of the common trust funds prior to their consolidations with the National Intermediate Tax-Free Bond Fund in 2002 and 2003.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the past 5 years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Deloitte & Touche LLP as noted in its report dated September 25, 2009. This report, along with the Funds’ financial statements, is incorporated by reference in the SAI, which is available upon request.

		Investment Activities			Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Capital Gains	Total from Dividends and Distributions	Redemption Fees		Net Asset Value, End of Period	Total Return**	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Balanced Fund
Class A Shares
For the periods ended July 31,:
2009	$12.56	$0.185	$(1.270)~	$(1.085)	$(0.185)	$—	$(0.185)	$—		$11.29	(8.46)%	$4,516	1.22%	1.81%	1.76%	48%
2008	14.92	0.256	(1.130)	(0.874)	(0.250)	(1.236)	(1.486)	—		12.56	(6.69)	5,829	1.21	1.48	1.84	28
2007	14.04	0.260	1.291	1.551	(0.266)	(0.405)	(0.671)	—		14.92	11.14	7,359	1.19	1.37	1.75	23
2006	13.79	0.224	0.258	0.482	(0.232)	—	(0.232)	—		14.04	3.52	7,065	1.17	1.34	1.61	16
2005	12.88	0.228	0.929	1.157	(0.247)	—	(0.247)	—		13.79	9.07	7,408	1.21	1.45	1.71	57
Class B Shares
For the periods ended July 31,:
2009	$12.52	$0.122	$(1.267)~	$(1.145)	$(0.125)	$—	$(0.125)	$—		$11.25	(9.03)%	$544	1.82%	2.31%	1.16%	48%
2008	14.87	0.175	(1.123)	(0.948)	(0.166)	(1.236)	(1.402)	—		12.52	(7.21)	1,295	1.80	1.97	1.25	28
2007	14.00	0.170	1.282	1.452	(0.177)	(0.405)	(0.582)	—		14.87	10.44	2,277	1.79	1.87	1.15	23
2006	13.75	0.138	0.259	0.397	(0.147)	—	(0.147)	—		14.00	2.90	3,089	1.79	1.85	0.99	16
2005	12.85	0.142	0.920	1.062	(0.162)	—	(0.162)	—		13.75	8.31	3,759	1.86	1.95	1.07	57
Class C Shares
For the periods ended July 31,:
2009	$12.49	$0.121	$(1.264)~	$(1.143)	$(0.127)	$—	$(0.127)	$—		$11.22	(9.03)%	$333	1.82%	2.31%	1.16%	48%
2008	14.85	0.171	(1.128)	(0.957)	(0.167)	(1.236)	(1.403)	—		12.49	(7.29)	373	1.81	1.98	1.24	28
2007	13.98	0.171	1.284	1.455	(0.180)	(0.405)	(0.585)	—		14.85	10.48	393	1.79	1.87	1.15	23
2006	13.73	0.138	0.261	0.399	(0.149)	—	(0.149)	—		13.98	2.92	338	1.79	1.85	0.99	16
2005	12.84	0.142	0.910	1.052	(0.162)	—	(0.162)	—		13.73	8.24	334	1.86	1.95	1.07	57
Cognitive Value Fund
Class A Shares
For the periods ended July 31,:
2009	$10.19	$0.056	$(2.341)	$(2.285)	$(0.015)	$—	$(0.015)	$—	***	$7.89	(22.40)%	$333	1.40%	1.59%	0.74%	141%
2008	12.97	0.041	(1.390)	(1.349)	(0.051)	(1.380)	(1.431)	—	***	10.19	(11.22)	509	1.41	1.53	0.35	109
2007	13.02	0.037	1.461	1.498	(0.054)	(1.494)	(1.548)	—		12.97	11.52	3,766	1.34	1.48	0.28	103
2006 (1)	13.53	0.029	(0.539)	(0.510)	—	—	—	—		13.02	(3.77)	483	0.94 *	0.94 *	0.67 *	76
Class C Shares
For the periods ended July 31,:
2009	$10.04	$0.008	$(2.316)	$(2.308)	$(0.052)	$—	$(0.052)	$—	***	$7.68	(22.92)%	$413	2.02%	2.09%	0.12%	141%
2008	12.89	(0.029)	(1.380)	(1.409)	(0.061)	(1.380)	(1.441)	—	***	10.04	(11.81)	50	2.02	2.05	(0.27)	109
2007	12.98	(0.043)	1.447	1.404	—	(1.494)	(1.494)	—		12.89	10.79	31	1.97	2.01	(0.32)	103
2006 (1)	13.53	(0.013)	(0.537)	(0.550)	—	—	—	—		12.98	(4.07)	3	1.86 *	1.86 *	(0.29)*	76
Amounts designated as “—” are either $0 or have been rounded to $0.

*	Annualized.
**	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
***	Amount represents less than $0.001.
†	Per share amounts calculated using average shares method.
~	Includes $0.012 of Fair Funds Settlement.
(1)	Commenced operations on April 3, 2006.

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		Investment Activities			Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Capital Gains	Total from Dividends and Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return**	Net Assets, End of Period (000)		Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Core Equity Fund
Class A Shares
For the periods ended July 31,:
2009	$8.10	$0.103	$(1.722)	$(1.619)	$(0.101)	$—	$(0.101)	$—	$6.38	(19.83)%	$2,004		1.20%	1.44%	1.72%	42%
2008	9.93	0.108	(1.495)	(1.387)	(0.106)	(0.337)	(0.443)	—	8.10	(14.45)	3,400		1.19	1.37	1.17	56
2007	8.76	0.072	1.175	1.247	(0.077)	—	(0.077)	—	9.93	14.24	8,664		1.18	1.34	0.72	79
2006	8.09	0.066	0.672	0.738	(0.068)	—	(0.068)	—	8.76	9.15	2,749		1.17	1.34	0.79	72
2005	7.34	0.076	0.751	0.827	(0.077)	—	(0.077)	—	8.09	11.32	3,031		1.18	1.43	1.00	101
Class B Shares
For the periods ended July 31,:
2009	$7.92	$0.066	$(1.687)	$(1.621)	$(0.069)	$—	$(0.069)	$—	$6.23	(20.35)%	$900		1.80%	1.94%	1.12%	42%
2008	9.74	0.050	(1.473)	(1.423)	(0.060)	(0.337)	(0.397)	—	7.92	(15.08)	1,873		1.79	1.86	0.57	56
2007	8.61	0.018	1.152	1.170	(0.040)	—	(0.040)	—	9.74	13.57	2,663		1.78	1.83	0.19	79
2006	7.95	0.014	0.671	0.685	(0.025)	—	(0.025)	—	8.61	8.63	2,717		1.79	1.84	0.17	72
2005	7.23	0.032	0.732	0.764	(0.044)	—	(0.044)	—	7.95	10.60	3,044		1.83	1.93	0.42	101
Class C Shares
For the periods ended July 31,:
2009	$7.92	$0.064	$(1.699)	$(1.635)	$(0.075)	$—	$(0.075)	$—	$6.21	(20.52)%	$446		1.80%	1.94%	1.12%	42%
2008	9.74	0.052	(1.472)	(1.420)	(0.063)	(0.337)	(0.400)	—	7.92	(15.05)	664		1.77	1.84	0.59	56
2007	8.61	0.013	1.155	1.168	(0.038)	—	(0.038)	—	9.74	13.59	811		1.78	1.83	0.13	79
2006	7.96	0.014	0.661	0.675	(0.025)	—	(0.025)	—	8.61	8.50	310		1.79	1.84	0.17	72
2005	7.24	0.030	0.735	0.765	(0.045)	—	(0.045)	—	7.96	10.59	280		1.83	1.93	0.40	101
Enhanced Growth Fund
Class A Shares
For the periods ended July 31,:
2009	$9.17	$(0.018)	$(1.192)	$(1.210)	$—	$—	$—	$—	$7.96	(13.20)%	$875		1.40%	1.56%	(0.26)%	24%
2008	10.17	(0.065)	(0.935)	(1.000)	—	—	—	—	9.17	(9.83)	654		1.38	1.51	(0.66)	21
2007	8.05	(0.075)	2.195	2.120	—	—	—	—	10.17	26.34	223		1.35	1.49	(0.77)	40
2006 (1)	9.29	(0.029)	(1.211)	(1.240)	—	—	—	—	8.05	(13.35)	39		1.35 *	1.49 *	(1.10)*	53
Class C Shares
For the periods ended July 31,:
2009	$9.07	$(0.059)	$(1.191)	$(1.250)	$—	$—	$—	$—	$7.82	(13.78)%	$122		2.00%	2.06%	(0.87)%	24%
2008	10.12	(0.123)	(0.927)	(1.050)	—	—	—	—	9.07	(10.38)	288		1.99	2.02	(1.27)	21
2007	8.06	(0.133)	2.193	2.060	—	—	—	—	10.12	25.56	6		1.89	1.92	(1.38)	40
2006 (1)	9.29	(0.025)	(1.205)	(1.230)	—	—	—	—	8.06	(13.24)	—	@	1.47 *	1.49 *	(0.87)*	53

Amounts designated as “—” are either $0 or have been rounded to $0.

*	Annualized.
**	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
†	Per share amounts calculated using average shares method.
@	Amount represents less than $1,000.
(1)	Commenced operations on April 3, 2006.

PROSPECTUS

121

		Investment Activities				Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†		Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Capital Gains	Total from Dividends and Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return**	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Equity Income Fund
Class A Shares
For the nine month period ended July 31,††:
2009	$7.37	$0.150		$(0.386)	$(0.236)	$(0.164)	$—	$(0.164)#	$—	$6.97	(2.93)%	$11,793	1.16	%*~	2.47	%*~	3.17%		32%
For the periods ended October 31,:
2008	12.01	0.30	^	(4.31)	(4.01)	(0.28)	(0.35)	(0.63)	—	7.37	(34.84)	13,298	1.15		1.68		2.95		83
2007	11.43	0.29	^	0.85	1.14	(0.26)	(0.30)	(0.56)	—	12.01	10.23	28,991	1.15		1.42		2.51		85
2006	9.77	0.29	^	1.70	1.99	(0.27)	(0.06)	(0.33)	—	11.43	20.75	18,437	1.15		1.74		2.83		38
2005 (1)	10.00	0.16	^	(0.32)	(0.16)	(0.07)	—	(0.07)	—	9.77	(1.58)	8,041	1.15	*	2.71	*	2.51	*	44
Class B Shares
For the nine month period ended July 31,††:
2009	$7.35	$0.116		$(0.368)	$(0.252)	$(0.108)	$—	$(0.108)#	$—	$6.99	(3.24)%	$2,341	1.87	%*~	3.17	%*~	2.45	%*	32%
For the periods ended October 31,:
2008	11.95	0.24	^	(4.33)	(4.09)	(0.16)	(0.35)	(0.51)	—	7.35	(35.44)	3,121	1.90		2.42		2.23		83
2007	11.38	0.22	^	0.83	1.05	(0.20)	(0.28)	(0.48)	—	11.95	9.41	8,590	1.90		2.16		1.87		85
2006	9.74	0.22	^	1.69	1.91	(0.21)	(0.06)	(0.27)	—	11.38	19.91	7,613	1.90		2.48		2.05		38
2005 (1)	10.00	0.10	^	(0.31)	(0.21)	(0.05)	—	(0.05)	—	9.74	(2.09)	2,969	1.90	*	3.47	*	1.75	*	44
Class C Shares
For the nine month period ended July 31,††:
2009	$7.33	$0.115		$(0.379)	$(0.264)	$(0.126)	$—	$(0.126)#	$—	$6.94	(3.39)%	$2,832	1.87	%*~	3.17	%*~	2.45	%*	32%
For the periods ended October 31,:
2008	11.95	0.21	^	(4.28)	(4.07)	(0.20)	(0.35)	(0.55)	—	7.33	(35.38)	4,057	1.90		2.44		2.18		83
2007	11.40	0.22	^	0.82	1.04	(0.21)	(0.28)	(0.49)	—	11.95	9.39	7,171	1.90		2.16		1.81		85
2006	9.74	0.21	^	1.71	1.92	(0.20)	(0.06)	(0.26)	—	11.40	19.96	5,338	1.90		2.45		2.02		38
2005 (2)	9.89	0.11	^	(0.21)	(0.10)	(0.05)	—	(0.05)	—	9.74	(1.00)	1,466	1.89	*	3.47	*	1.77	*	44
Fundamental Equity Fund
Class A Shares
For the period ended July 31,:
2009 (3)	$20.00	$0.114		$(3.786)	$(3.672)	$(0.078)	$—	$(0.078)	$—	$16.25	(18.29)%	$3	1.22	%*	2.06	%*	0.82	%*	62%
Class C Shares
For the period ended July 31,:
2009 (3)	$20.00	$0.023		$(3.845)	$(3.822)	$(0.038)	$—	$(0.038)	$—	$16.14	(19.08)%	$—	1.82	%*	2.56	%*	0.22	%*	62%

Amounts designated as “—” are either $0 or have been rounded to $0.

*	Annualized.
**	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
†	Per share amounts calculated using average shares method, unless otherwise indicated.
††	On June 8, 2009, HighMark Funds acquired the assets and assumed the identified liabilities of North Track Equity Income Fund, North Track Geneva Growth Fund, North Track NYSE Arca Tech 100 Index Fund and North Track Wisconsin Tax-Exempt Fund (the “North Track Funds”). The fiscal year end of the North Track Funds, the predecessor funds to HighMark Equity Income Fund, HighMark Geneva Mid Cap Growth Fund, HighMark NYSE Arca Tech 100 Index Fund and HighMark Wisconsin Tax-Exempt Fund, was October 31. The fiscal year end of the successor HighMark Funds is July 31.
^	Per share amounts calculated using SEC method.
#	Includes Return of Capital of $0.005 for Class A Shares and $0.004 for Class B Shares and Class C Shares.
~	Ratios of expenses to average net assets include interest expenses of less than 0.005% for the period ended July 31, 2009, which is not included in the contractual expense limitations.
(1)	Commenced operations on April 1, 2005.
(2)	Commenced operations on April 4, 2005.
(3)	Commenced operations on August 1, 2008.

PROSPECTUS

HIGHMARK FUNDS

122

		Investment Activities				Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†		Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Capital Gains	Total from Dividends and Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return**	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Geneva Mid Cap Growth Fund
Class A Shares
For the nine month period ended July 31,††:
2009	$13.53	$(0.103)		$1.603	$1.500	$—	$—	$—	$—	$15.03	11.16%	$148,670	1.70	%*~	1.72	%*~	(1.07)%*	24%
For the periods ended October 31,:
2008	21.80	(0.17	)^	(6.94)	(7.11)	—	(1.16)	(1.16)	—	13.53	(34.29)	132,592	1.38		1.38		(0.91)	22
2007	18.37	(0.18	)^	3.68	3.50	—	(0.07)	(0.07)	—	21.80	19.11	211,653	1.37		1.37		(0.90)	36
2006	16.57	(0.11	)^	1.91	1.80	—	—	—	—	18.37	10.86	184,239	1.36		1.36		(0.76)	22
2005	14.06	(0.12	)^	2.63	2.51	—	—	—	—	16.57	17.85	100,553	1.40		1.40		(0.98)	20
2004	12.65	(0.12	)^	1.53	1.41	—	—	—	—	14.06	11.15	50,825	1.54		1.54		(1.16)	26
Class B Shares
For the nine month period ended July 31,††:
2009	$12.55	$(0.158)		$1.478	$1.320	$—	$—	$—	$—	$13.87	10.52%	$7,420	2.42	%*~	2.42	%*~	(1.78)%*	24%
For the periods ended October 31,:
2008	20.45	(0.34	)^	(6.40)	(6.74)	—	(1.16)	(1.16)	—	12.55	(34.77)	8,143	2.13		2.13		(1.66)	22
2007	17.37	(0.38	)^	3.53	3.15	—	(0.07)	(0.07)	—	20.45	18.19	17,627	2.11		2.11		(1.65)	36
2006	15.79	(0.28	)^	1.86	1.58	—	—	—	—	17.37	10.01	23,823	2.11		2.11		(1.49)	22
2005	13.49	(0.24	)^	2.54	2.30	—	—	—	—	15.79	17.05	22,947	2.15		2.15		(1.73)	20
2004	12.23	(0.23	)^	1.49	1.26	—	—	—	—	13.49	10.30	16,810	2.30		2.30		(1.91)	26
Class C Shares
For the nine month period ended July 31,††:
2009	$12.70	$(0.160)		$1.500	$1.340	$—	$—	$—	$—	$14.04	10.55%	$14,708	2.42	%*~	2.42	%*~	(1.79)%*	24%
For the periods ended October 31,:
2008	20.69	(0.28	)^	(6.55)	(6.83)	—	(1.16)	(1.16)	—	12.70	(34.80)	14,433	2.13		2.13		(1.66)	22
2007	17.57	(0.31	)^	3.50	3.19	—	(0.07)	(0.07)	—	20.69	18.21	21,790	2.12		2.12		(1.65)	36
2006	15.97	(0.23	)^	1.83	1.60	—	—	—	—	17.57	10.02	18,953	2.11		2.11		(1.50)	22
2005	13.65	(0.20	)^	2.52	2.32	—	—	—	—	15.97	17.00	11,395	2.15		2.15		(1.73)	20
2004	12.37	(0.23	)^	1.51	1.28	—	—	—	—	13.65	10.35	5,920	2.30		2.30		(1.91)	26
Geneva Small Cap Growth Fund
Class A Shares
For the period ended July 31,:
2009 (1)	$20.00	$(0.025)		$0.725	$0.700	$—	$—	$—	$—	$20.70	3.50%	$1,988	1.62	%*	8.59	%*	(0.98)%*	7%
Class C Shares
For the period ended July 31,:
2009 (1)	$20.00	$(0.039)		$0.729	$0.690	$—	$—	$—	$—	$20.69	3.45%	$36	2.22	%*	9.09	%*	(1.58)%*	7%

Amounts designated as “—” are either $0 or have been rounded to $0.

*	Annualized.
**	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
†	Per share amounts calculated using average shares method, unless otherwise indicated.
††	On June 8, 2009, HighMark Funds acquired the assets and assumed the identified liabilities of North Track Equity Income Fund, North Track Geneva Growth Fund, North Track NYSE Arca Tech 100 Index Fund and North Track Wisconsin Tax-Exempt Fund (the “North Track Funds”). The fiscal year end of the North Track Funds, the predecessor funds to HighMark Equity Income Fund, HighMark Geneva Mid Cap Growth Fund, HighMark NYSE Arca Tech 100 Index Fund and HighMark Wisconsin Tax-Exempt Fund, was October 31. The fiscal year end of the successor HighMark Funds is July 31.
^	Per share amounts calculated using SEC method.
~	Ratios of expenses to average net assets include interest expenses of less than 0.005% for the period ended July 31, 2009, which is not included in the contractual expense limitations.
(1)	Commenced operations on June 12, 2009.

PROSPECTUS

123

		Investment Activities			Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Capital Gains	Total from Dividends and Distributions	Redemption Fees		Net Asset Value, End of Period	Total Return**	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
International Opportunities Fund
Class A Shares
For the periods ended July 31,:
2009	$8.45	$0.107	$(2.340)	$(2.233)	$(0.092)	$(0.145)	$(0.237)	$—	***	$5.98	(25.77)%	$10,004	1.57%	1.81%	1.92%	134%
2008	9.90	0.157	(1.098)	(0.941)	(0.145)	(0.364)	(0.509)	—	***	8.45	(10.33)	17,766	1.53	1.75	1.68	86
2007	8.52	0.136	2.194	2.330	(0.121)	(0.829)	(0.950)	—		9.90	29.00	14,532	1.50	1.74	1.45	32
2006 (1)	8.63	0.052	(0.184)	(0.132)	—	—	—	0.022		8.52	(1.27)	1,952	1.69 *	1.84 *	1.88 *	48
Class C Shares
For the periods ended July 31,:
2009	$8.35	$0.068	$(2.297)	$(2.229)	$(0.056)	$(0.145)	$(0.201)	$—	***	$5.92	(26.34)%	$2,217	2.27%	2.31%	1.22%	134%
2008	9.81	0.090	(1.088)	(0.998)	(0.098)	(0.364)	(0.462)	—	***	8.35	(10.87)	4,582	2.23	2.25	0.98	86
2007	8.49	0.056	2.193	2.249	(0.100)	(0.829)	(0.929)	—		9.81	28.04	3,159	2.18	2.23	0.61	32
2006 (1)	8.63	0.034	(0.174)	(0.140)	—	—	—	—		8.49	(1.62)	731	2.28 *	2.33 *	1.23 *	48
Large Cap Growth Fund
Class A Shares
For the periods ended July 31,:
2009	$8.95	$0.051	$(1.238)^	$(1.187)	$(0.023)	$—	$(0.023)	$—		$7.74	(13.21)%	$17,543	1.21%	1.42%	0.72%	60%
2008	9.85	0.040	(0.916)	(0.876)	(0.024)	—	(0.024)	—		8.95	(8.92)	11,486	1.21	1.36	0.41	43
2007	8.63	0.014	1.206	1.220	—	—	—	—		9.85	14.14	14,284	1.19	1.34	0.15	88
2006	8.48	(0.013)	0.167	0.154	(0.004)	—	(0.004)	—		8.63	1.81	15,809	1.14	1.32	(0.15)	68
2005	7.39	0.022	1.076	1.098	(0.008)	—	(0.008)	—		8.48	14.86	17,377	1.19	1.41	0.29	73
Class B Shares
For the periods ended July 31,:
2009	$8.35	$0.008	$(1.138)^	$(1.130)	$—	$—	$—	$—		$7.22	(13.53)%	$5,292	1.81%	1.92%	0.12%	60%
2008	9.23	(0.017)	(0.863)	(0.880)	—	—	—	—		8.35	(9.53)	3,279	1.81	1.85	(0.19)	43
2007	8.13	(0.040)	1.140	1.100	—	—	—	—		9.23	13.53	5,835	1.79	1.84	(0.45)	88
2006	8.03	(0.064)	0.164	0.100	—	—	—	—		8.13	1.25	7,519	1.76	1.83	(0.77)	68
2005	7.04	(0.027)	1.017	0.990	—	—	—	—		8.03	14.06	9,259	1.84	1.91	(0.37)	73
Class C Shares
For the periods ended July 31,:
2009	$8.36	$0.008	$(1.158)^	$(1.150)	$—	$—	$—	$—		$7.21	(13.76)%	$3,481	1.81%	1.92%	0.12%	60%
2008	9.23	(0.018)	(0.852)	(0.870)	—	—	—	—		8.36	(9.43)	766	1.82	1.86	(0.20)	43
2007	8.14	(0.039)	1.129	1.090	—	—	—	—		9.23	13.39	1,097	1.79	1.84	(0.44)	88
2006	8.04	(0.064)	0.164	0.100	—	—	—	—		8.14	1.24	1,304	1.76	1.83	(0.77)	68
2005	7.05	(0.027)	1.017	0.990	—	—	—	—		8.04	14.04	1,422	1.84	1.91	(0.36)	73

Amounts designated as “—” are either $0 or have been rounded to $0.

*	Annualized.
**	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
***	Amount represents less than $0.001.
†	Per share amounts calculated using average shares method.
^	Includes $0.017 of Fair Funds Settlement.
(1)	Commenced operations on April 3, 2006.

PROSPECTUS

HIGHMARK FUNDS

124

		Investment Activities			Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Capital Gains	Total from Dividends and Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return**	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Large Cap Value Fund
Class A Shares
For the periods ended July 31,:
2009	$11.88	$0.155	$(2.503)	$(2.348)	$(0.152)	$—	$(0.152)	$—	$9.38	(19.69)%	$28,212	1.20%	1.36%	1.67%	66%
2008	15.19	0.177	(2.450)	(2.273)	(0.177)	(0.860)	(1.037)	—	11.88	(15.85)	42,433	1.16	1.34	1.27	65
2007	13.70	0.171	1.485	1.656	(0.166)	—	(0.166)	—	15.19	12.09	153,045	1.14	1.33	1.13	84
2006	12.52	0.129	1.181	1.310	(0.131)	—	(0.131)	0.001	13.70	10.52	134,433	1.17	1.32	0.98	81
2005	10.43	0.103	2.090	2.193	(0.103)	—	(0.103)	—	12.52	21.12	62,537	1.18	1.42	0.89	99
Class B Shares
For the periods ended July 31,:
2009	$11.67	$0.097	$(2.459)	$(2.362)	$(0.098)	$—	$(0.098)	$—	$9.21	(20.18)%	$2,101	1.80%	1.86%	1.07%	66%
2008	14.94	0.092	(2.402)	(2.310)	(0.100)	(0.860)	(0.960)	—	11.67	(16.33)	1,287	1.76	1.83	0.68	65
2007	13.50	0.082	1.458	1.540	(0.100)	—	(0.100)	—	14.94	11.40	2,502	1.74	1.83	0.55	84
2006	12.35	0.047	1.163	1.210	(0.060)	—	(0.060)	—	13.50	9.81	3,042	1.79	1.84	0.36	81
2005	10.31	0.029	2.052	2.081	(0.041)	—	(0.041)	—	12.35	20.22	3,996	1.83	1.92	0.26	99
Class C Shares
For the periods ended July 31,:
2009	$11.64	$0.097	$(2.457)	$(2.360)	$(0.100)	$—	$(0.100)	$—	$9.18	(20.22)%	$4,025	1.80%	1.86%	1.07%	66%
2008	14.90	0.090	(2.390)	(2.300)	(0.100)	(0.860)	(0.960)	—	11.64	(16.31)	5,192	1.77	1.84	0.67	65
2007	13.47	0.079	1.452	1.531	(0.101)	—	(0.101)	—	14.90	11.36	7,742	1.74	1.83	0.53	84
2006	12.32	0.046	1.166	1.212	(0.062)	—	(0.062)	—	13.47	9.86	5,927	1.79	1.84	0.36	81
2005	10.28	0.027	2.057	2.084	(0.044)	—	(0.044)	—	12.32	20.31	4,578	1.83	1.92	0.23	99

Amounts designated as “—” are either $0 or have been rounded to $0.

**	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
†	Per share amounts calculated using average shares method.

PROSPECTUS

125

		Investment Activities				Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†		Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Capital Gains	Total from Dividends and Distributions	Redemption Fees		Net Asset Value, End of Period	Total Return**	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
NYSE Arca Tech 100 Index Fund
Class A Shares
For the nine month period ended July 31,††:
2009	$18.53	$(0.029)		$3.559	$3.530	$—	$—	$—	$—		$22.06	19.05%	$166,899	1.27	%*~@	1.42	%*~	(0.21	)%*@	10%
For the periods ended October 31:
2008	29.13	(0.10	)^	(10.50)	(10.60)	—	—	—	—		18.53	(36.39)	157,076	1.08	##	1.08		(0.37	)##	19
2007	24.67	(0.12	)^	4.58	4.46	—	—	—	—		29.13	18.08	279,501	0.99	##	0.99		(0.45	)##	14
2006	23.10	(0.12	)^	1.69	1.57	—	—	—	—		24.67	6.80	275,177	0.99	#	0.99		(0.47	)#	11
2005	20.73	(0.11	)^	2.48	2.37	—	—	—	—		23.10	11.43	289,674	1.02	#	1.02		(0.48	)#	17
2004	19.50	(0.14	)^	1.37	1.23	—	—	—	—		20.73	6.31	283,001	1.08	#	1.08		(0.70	)#	11
Class B Shares
For the nine month period ended July 31,††:
2009	$17.08	$(0.115)		$3.255	$3.140	$—	$—	$—	$—		$20.22	18.38%	$14,422	1.99	%*~@	2.11	%*~	(0.92	)%*@	10%
For the periods ended October 31:
2008	27.06	(0.37	)^	(9.61)	(9.98)	—	—	—	—		17.08	(36.88)	17,314	1.82	##	1.82		(1.10	)##	19
2007	23.09	(0.37	)^	4.34	3.97	—	—	—	—		27.06	17.19	54,103	1.74	##	1.74		(1.20	)##	14
2006	21.78	(0.31	)^	1.62	1.31	—	—	—	—		23.09	6.01	74,106	1.74	#	1.74		(1.22	)#	11
2005	19.69	(0.28	)^	2.37	2.09	—	—	—	—		21.78	10.61	87,420	1.77	#	1.77		(1.23	)#	17
2004	18.66	(0.30	)^	1.33	1.03	—	—	—	—		19.69	5.52	96,919	1.82	#	1.82		(1.45	)#	11
Class C Shares
For the nine month period ended July 31,††:
2009	$17.39	$(0.117)		$3.317	$3.200	$—	$—	$—	$—		$20.59	18.40%	$10,620	1.99	%*~@	2.11	%*~	(0.92	)%*@	10%
For the periods ended October 31:
2008	27.55	(0.30	)^	(9.86)	(10.16)	—	—	—	—		17.39	(36.88)	12,839	1.82	##	1.82		(1.12	)##	19
2007	23.51	(0.32	)^	4.36	4.04	—	—	—	—		27.55	17.18	26,946	1.74	##	1.74		(1.20	)##	14
2006	22.17	(0.31	)^	1.65	1.34	—	—	—	—		23.51	6.04	27,514	1.74	#	1.74		(1.22	)#	11
2005	20.05	(0.28	)^	2.40	2.12	—	—	—	—		22.17	10.57	33,503	1.77	#	1.77		(1.24	)#	17
2004	19.00	(0.27	)^	1.32	1.05	—	—	—	—		20.05	5.53	28,637	1.82	#	1.82		(1.45	)#	11
Small Cap Advantage Fund
Class A Shares
For the periods ended July 31,:
2009	$16.43	$0.020		$(4.634)	$(4.614)	$(0.016)	$—	$(0.016)	$—	***	$11.80	(28.08)%	$227	1.57%		2.10%		0.18%		61%
2008	18.82	0.038		(2.246)	(2.208)	(0.072)	(0.110)	(0.182)	—		16.43	(11.74)	168	1.57		1.91		0.23		87
2007 (1)	20.00	0.021		(1.201)	(1.180)	—	—	—	—		18.82	(5.90)	117	1.56	*	2.02	*	0.24	*	26
Class C Shares
For the periods ended July 31,:
2009	$16.36	$(0.048)		$(4.662)	$(4.710)	$—	$—	$—	$—	***	$11.65	(28.85)%	$87	2.17%		2.60%		(0.42)%		61%
2008	18.80	(0.062)		(2.254)	(2.316)	(0.014)	(0.110)	(0.124)	—		16.36	(12.33)	133	2.17		2.43		(0.38)		87
2007 (1)	20.00	(0.031)		(1.169)	(1.200)	—	—	—	—		18.80	(6.00)	131	2.17	*	2.62	*	(0.35	)*	26

Amounts designated as “—” are either $0 or have been rounded to $0.

*	Annualized.
**	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
***	Amount represents less than $0.001.
†	Per share amounts calculated using average shares method, unless otherwise indicated.
††	On June 8, 2009, HighMark Funds acquired the assets and assumed the identified liabilities of North Track Equity Income Fund, North Track Geneva Growth Fund, North Track NYSE Arca Tech 100 Index Fund and North Track Wisconsin Tax-Exempt Fund (the “North Track Funds”). The fiscal year end of the North Track Funds, the predecessor funds to HighMark Equity Income Fund, HighMark Geneva Mid Cap Growth Fund, HighMark NYSE Arca Tech 100 Index Fund and HighMark Wisconsin Tax-Exempt Fund, was October 31. The fiscal year end of the successor HighMark Funds is July 31.
^	Per share amounts calculated using SEC method.
#	Does not reflect vendor reimbursement of 0.02%.
##	Does not reflect vendor reimbursement of 0.03%.
~	Ratios of expenses to average net assets include interest expenses of less than 0.005% for the period ended July 31, 2009, which is not included in the contractual expense limitations.
@	Does not reflect vendor reimbursement of 0.08%.
(1)	Commenced operations on March 1, 2007.

PROSPECTUS

HIGHMARK FUNDS

126

		Investment Activities			Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Capital Gains	Total from Dividends and Distributions	Redemption Fees		Net Asset Value, End of Period	Total Return**	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Small Cap Value Fund
Class A Shares
For the periods ended July 31,:
2009	$11.22	$0.141	$(1.907)	$(1.766)	$(0.172)	$(0.062)	$(0.234)	$—	***	$9.22	(15.28)%	$36,132	1.51%	1.83%	1.75%	37%
2008	16.68	0.128	(2.570)	(2.442)	(0.142)	(2.877)	(3.019)	0.001		11.22	(15.91)	35,794	1.61	1.76	0.97	25
2007	17.77	0.167	1.109	1.276	(0.133)	(2.234)	(2.367)	0.001		16.68	6.58	59,512	1.59	1.73	0.91	46
2006	19.21	0.068	(0.145)	(0.077)	(0.054)	(1.309)	(1.363)	—		17.77	(0.21)	64,484	1.57	1.74	0.37	35
2005	15.82	0.033	4.403	4.436	(0.013)	(1.033)	(1.046)	—		19.21	28.78	54,885	1.58	1.80	0.19	27
Class B Shares
For the periods ended July 31,:
2009	$10.53	$0.090	$(1.788)	$(1.698)	$(0.080)	$(0.062)	$(0.142)	$—	***	$8.69	(15.82)%	$2,890	2.11%	2.33%	1.15%	37%
2008	15.85	0.046	(2.430)	(2.384)	(0.060)	(2.877)	(2.937)	0.001		10.53	(16.43)	5,622	2.21	2.26	0.37	25
2007	17.01	0.058	1.052	1.110	(0.037)	(2.234)	(2.271)	0.001		15.85	5.86	10,987	2.19	2.23	0.33	46
2006	18.51	(0.043)	(0.148)	(0.191)	—	(1.309)	(1.309)	—		17.01	(0.87)	13,145	2.18	2.24	(0.25)	35
2005	15.36	(0.074)	4.263	4.189	(0.006)	(1.033)	(1.039)	—		18.51	28.00	15,753	2.23	2.30	(0.45)	27
Class C Shares
For the periods ended July 31,:
2009	$10.48	$0.089	$(1.783)	$(1.694)	$(0.094)	$(0.062)	$(0.156)	$—	***	$8.63	(15.84)%	$4,952	2.11%	2.33%	1.15%	37%
2008	15.76	0.048	(2.415)	(2.367)	(0.037)	(2.877)	(2.914)	0.001		10.48	(16.40)	8,223	2.20	2.25	0.38	25
2007	16.94	0.052	1.056	1.108	(0.055)	(2.234)	(2.289)	0.001		15.76	5.88	20,268	2.19	2.23	0.30	46
2006	18.43	(0.044)	(0.137)	(0.181)	—	(1.309)	(1.309)	—		16.94	(0.82)	18,990	2.18	2.24	(0.25)	35
2005	15.31	(0.076)	4.235	4.159	(0.006)	(1.033)	(1.039)	—		18.43	27.89	21,157	2.23	2.30	(0.46)	27
Value Momentum Fund
Class A Shares
For the periods ended July 31,:
2009	$17.50	$0.186	$(4.395)	$(4.209)	$(0.192)	$(0.959)	$(1.151)	$—		$12.14	(23.30)%	$75,156	1.21%	1.34%	1.57%	20%
2008	24.17	0.224	(2.934)	(2.710)	(0.234)	(3.726)	(3.960)	—		17.50	(13.22)	24,772	1.21	1.33	1.08	17
2007	23.22	0.282	3.373	3.655	(0.284)	(2.421)	(2.705)	—		24.17	16.08	31,773	1.19	1.33	1.15	19
2006	24.04	0.255	1.780	2.035	(0.255)	(2.600)	(2.855)	—		23.22	9.06	30,047	1.18	1.34	1.09	21
2005	22.56	0.266	3.360	3.626	(0.284)	(1.862)	(2.146)	—		24.04	16.64	28,799	1.18	1.38	1.15	18
Class B Shares
For the periods ended July 31,:
2009	$17.16	$0.115	$(4.312)	$(4.197)	$(0.124)	$(0.959)	$(1.083)	$—		$11.88	(23.74)%	$5,722	1.81%	1.84%	0.97%	20%
2008	23.79	0.100	(2.880)	(2.780)	(0.124)	(3.726)	(3.850)	—		17.16	(13.74)	3,823	1.80	1.83	0.49	17
2007	22.92	0.136	3.325	3.461	(0.170)	(2.421)	(2.591)	—		23.79	15.38	6,772	1.79	1.83	0.56	19
2006	23.79	0.114	1.746	1.860	(0.130)	(2.600)	(2.730)	—		22.92	8.36	7,471	1.80	1.84	0.49	21
2005	22.35	0.114	3.340	3.454	(0.152)	(1.862)	(2.014)	—		23.79	15.95	9,396	1.83	1.88	0.50	18
Class C Shares
For the periods ended July 31,:
2009	$17.10	$0.113	$(4.289)	$(4.176)	$(0.125)	$(0.959)	$(1.084)	$—		$11.84	(23.76)%	$3,058	1.81%	1.84%	0.97%	20%
2008	23.72	0.107	(2.866)	(2.759)	(0.135)	(3.726)	(3.861)	—		17.10	(13.69)	1,500	1.76	1.79	0.53	17
2007	22.86	0.127	3.330	3.457	(0.176)	(2.421)	(2.597)	—		23.72	15.40	2,061	1.79	1.83	0.53	19
2006	23.74	0.110	1.742	1.852	(0.132)	(2.600)	(2.732)	—		22.86	8.34	1,442	1.80	1.84	0.49	21
2005	22.32	0.107	3.331	3.438	(0.156)	(1.862)	(2.018)	—		23.74	15.90	1,204	1.84	1.88	0.47	18
Amounts designated as “—” are either $0 or have been rounded to $0.

**	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
***	Amount represents less than $0.001.
†	Per share amounts calculated using average shares method.

PROSPECTUS

127

		Investment Activities			Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Capital Gains	Total from Dividends and Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return**	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Bond Fund
Class A Shares
For the periods ended July 31,:
2009	$10.31	$0.440	$0.310	$0.750	$(0.450)	$—	$(0.450)	$—	$10.61	7.58%	$22,726	1.02%	1.24%	4.32%	41%
2008	10.26	0.479	0.055	0.534	(0.484)	—	(0.484)	—	10.31	5.24	31,167	1.01	1.23	4.58	28
2007	10.22	0.472	0.044	0.516	(0.476)	—	(0.476)	—	10.26	5.11	31,068	1.00	1.24	4.56	16
2006	10.63	0.463	(0.387)	0.076	(0.486)	—	(0.486)	—	10.22	0.75	35,511	0.99	1.24	4.45	20
2005	10.67	0.451	(0.013)	0.438	(0.478)	—	(0.478)	—	10.63	4.15	44,289	1.00	1.29	4.19	11
Class B Shares
For the periods ended July 31,:
2009	$10.26	$0.369	$0.311	$0.680	$(0.380)	$—	$(0.380)	$—	$10.56	6.87%	$2,789	1.70%	1.74%	3.64%	41%
2008	10.22	0.406	0.046	0.452	(0.412)	—	(0.412)	—	10.26	4.43	4,273	1.69	1.73	3.89	28
2007	10.18	0.400	0.046	0.446	(0.406)	—	(0.406)	—	10.22	4.43	5,577	1.68	1.74	3.87	16
2006	10.59	0.389	(0.383)	0.006	(0.416)	—	(0.416)	—	10.18	0.06	6,926	1.69	1.74	3.75	20
2005	10.64	0.371	(0.020)	0.351	(0.401)	—	(0.401)	—	10.59	3.32	8,093	1.73	1.79	3.46	11
Class C Shares
For the periods ended July 31,:
2009	$10.25	$0.396	$0.325	$0.721	$(0.411)	$—	$(0.411)	$—	$10.56	7.29%	$1,309	1.45%	1.49%	3.89%	41%
2008	10.20	0.430	0.060	0.490	(0.440)	—	(0.440)	—	10.25	4.82	194	1.45	1.49	4.14	28
2007	10.17	0.425	0.039	0.464	(0.434)	—	(0.434)	—	10.20	4.61	102	1.43	1.49	4.13	16
2006	10.57	0.423	(0.384)	0.039	(0.439)	—	(0.439)	—	10.17	0.39	91	1.43	1.49	4.10	20
2005	10.62	0.398	(0.018)	0.380	(0.430)	—	(0.430)	—	10.57	3.61	37	1.48	1.55	3.73	11
California Intermediate Tax-Free Bond Fund
Class A Shares
For the periods ended July 31,:
2009	$9.78	$0.318	$0.217	$0.535	$(0.317)	$(0.018)	$(0.335)	$—	$9.98	5.57%	$48,833	0.77%	1.28%	3.22%	12%
2008	9.68	0.323	0.120	0.443	(0.330)	(0.013)	(0.343)	—	9.78	4.62	28,430	0.75	1.25	3.30	14
2007	9.77	0.334	(0.045)	0.289	(0.343)	(0.036)	(0.379)	—	9.68	3.00	27,500	0.74	1.25	3.42	2
2006	10.08	0.344	(0.207)	0.137	(0.347)	(0.100)	(0.447)	—	9.77	1.40	37,472	0.75	1.25	3.47	5
2005	10.28	0.354	(0.098)	0.256	(0.356)	(0.100)	(0.456)	—	10.08	2.50	54,030	0.75	1.32	3.44	6
Class B Shares
For the periods ended July 31,:
2009	$9.77	$0.249	$0.225	$0.474	$(0.246)	$(0.018)	$(0.264)	$—	$9.98	4.92%	$1,621	1.47%	1.78%	2.52%	12%
2008	9.67	0.254	0.119	0.373	(0.260)	(0.013)	(0.273)	—	9.77	3.88	3,254	1.46	1.76	2.59	14
2007	9.76	0.266	(0.044)	0.222	(0.276)	(0.036)	(0.312)	—	9.67	2.29	4,326	1.44	1.75	2.72	2
2006	10.08	0.272	(0.214)	0.058	(0.278)	(0.100)	(0.378)	—	9.76	0.60	5,345	1.46	1.75	2.75	5
2005	10.28	0.277	(0.096)	0.181	(0.281)	(0.100)	(0.381)	—	10.08	1.75	6,357	1.50	1.81	2.69	6
Class C Shares
For the periods ended July 31,:
2009	$9.76	$0.272	$0.211	$0.483	$(0.275)	$(0.018)	$(0.293)	$—	$9.95	5.03%	$4,938	1.22%	1.53%	2.77%	12%
2008	9.66	0.275	0.125	0.400	(0.287)	(0.013)	(0.300)	—	9.76	4.18	1,287	1.22	1.52	2.83	14
2007	9.75	0.289	(0.046)	0.243	(0.297)	(0.036)	(0.333)	—	9.66	2.52	259	1.19	1.50	2.96	2
2006	10.06	0.296	(0.206)	0.090	(0.300)	(0.100)	(0.400)	—	9.75	0.93	540	1.22	1.50	3.00	5
2005	10.27	0.302	(0.104)	0.198	(0.308)	(0.100)	(0.408)	—	10.06	1.92	928	1.25	1.57	2.95	6

Amounts designated as “—” are either $0 or have been rounded to $0.

**	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
†	Per share amounts calculated using average shares method.

PROSPECTUS

HIGHMARK FUNDS

128

		Investment Activities			Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Capital Gains	Total from Dividends and Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return**	Net Assets, End of Period (000)		Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
National Intermediate Tax-Free Bond Fund
Class A Shares
For the periods ended July 31,:
2009	$10.95	$0.343	$0.260	$0.603	$(0.344)	$(0.009)	$(0.353)	$—	$11.20	5.60%	$19,285		0.69%		1.33%		3.10%		35%
2008	10.83	0.391	0.135	0.526	(0.400)	(0.006)	(0.406)	—	10.95	4.91	7,108		0.54		1.30		3.57		19
2007	10.92	0.405	(0.042)	0.363	(0.414)	(0.039)	(0.453)	—	10.83	3.37	3,159		0.53		1.25		3.70		4
2006	11.25	0.414	(0.230)	0.184	(0.424)	(0.090)	(0.514)	—	10.92	1.69	2,923		0.53		1.25		3.74		7
2005	11.52	0.431	(0.182)	0.249	(0.431)	(0.088)	(0.519)	—	11.25	2.17	3,719		0.53		1.32		3.76		14
Class C Shares
For periods ended July 31,:
2008 (1)	$11.05	$0.058	$0.070	$0.128	$(0.058)	$—	$(0.058)	$—	$11.12	1.16%	$—		0.97	%*	1.43	%*	3.01	%*	19	%***
2007	11.12	0.360	(0.045)	0.315	(0.346)	(0.039)	(0.385)	—	11.05	2.86	6		0.97		1.55		3.22		4
2006	11.44	0.368	(0.230)	0.138	(0.368)	(0.090)	(0.458)	—	11.12	1.24	25		1.00		1.51		3.27		7
2005	11.54	0.381	(0.018)	0.363	(0.375)	(0.088)	(0.463)	—	11.44	3.15	50		1.03		1.59		3.30		14
2004 (2)	11.78	0.343	(0.315)	0.028	(0.267)	(0.001)	(0.268)	—	11.54	0.23	—	††	0.67	*	0.67	*	4.30	*	2
Short Term Bond Fund
Class A Shares
For the periods ended July 31,:
2009	$9.88	$0.364	$0.104	$0.468	$(0.368)	$—	$(0.368)	$—	$9.98	4.88%	$9,403		0.93%		1.32%		3.72%		54%
2008	9.81	0.401	0.076	0.477	(0.407)	—	(0.407)	—	9.88	4.93	271		0.93		1.23		4.05		43
2007	9.76	0.365	0.061	0.426	(0.376)	—	(0.376)	—	9.81	4.43	153		0.91		1.16		3.72		33
2006	9.84	0.319	(0.082)	0.237	(0.317)	—	(0.317)	—	9.76	2.46	1,113		0.90		1.21		3.26		27
2005 (3)	10.00	0.214	(0.198)	0.016	(0.176)	—	(0.176)	—	9.84	0.17	1,439		0.91	*	1.39	*	2.93	*	9
Class C Shares
For the periods ended July 31,:
2009	$9.99	$0.323	$0.112	$0.435	$(0.325)	$—	$(0.325)	$—	$10.10	4.47%	$3,109		1.38%		1.57%		3.27%		54%
2008	9.91	0.362	0.073	0.435	(0.355)	—	(0.355)	—	9.99	4.44	362		1.37		1.47		3.61		43
2007	9.84	0.334	0.066	0.400	(0.330)	—	(0.330)	—	9.91	4.12	1,608		1.36		1.42		3.37		33
2006	9.92	0.277	(0.084)	0.193	(0.273)	—	(0.273)	—	9.84	1.98	2,509		1.37		1.47		2.80		27
2005 (4)	9.95	0.163	(0.093)	0.070	(0.100)	—	(0.100)	—	9.92	0.61	15		1.38	*	1.57	*	2.43	*	9

Amounts designated as “—” are either $0 or have been rounded to $0.

*	Annualized.
**	Total return does not reflect the any applicable charge. Total return is for the period indicated and has not been annualized.
***	Portfolio Turnover Rate based on one year data.
†	Per share amounts calculated using average shares method.
††	Amount represents less than $1,000.
(1)	The information presented is for the period from August 1, 2007 through September 27, 2007. Class C Shares closed on September 27, 2007. The ending net asset value reflects the price for which final redemptions were paid.
(2)	Commenced operations on November 28, 2003.
(3)	Commenced operations on November 2, 2004.
(4)	Commenced operations on November 29, 2004.

PROSPECTUS

129

		Investment Activities				Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†		Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Capital Gains	Total from Dividends and Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return**	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Wisconsin Tax-Exempt Fund
Class A Shares
For the nine month period ended July 31,††:
2009	$9.61	$0.267		$0.481	$0.748	$(0.258)	$—	$(0.258)	$—	$10.10	7.76%	$140,399	1.03	%*	1.28	%*	3.61	%*	9%
For the periods ended October 31,:
2008	10.35	0.37	^	(0.74)	(0.37)	(0.37)	—	(0.37)	—	9.61	(3.72)	143,533	0.95		1.06		3.59		9
2007	10.49	0.37	^	(0.14)	0.23	(0.37)	—	(0.37)	—	10.35	2.24	157,899	0.99		1.04		3.56		9
2006	10.36	0.37	^	0.13	0.50	(0.37)	—	(0.37)	—	10.49	4.89	154,008	1.08		1.08		3.54		6
2005	10.55	0.37	^	(0.19)	0.18	(0.37)	—	(0.37)	—	10.36	1.68	150,097	1.09		1.09		3.48		8
For the ten month period ended October 31,:
2004	10.52	0.30	^	0.04	0.34	(0.31)	—	(0.31)	—	10.55	3.26	150,891	1.07	*	1.13	*	3.50	*	9
For the period ended December 31,:
2003	10.44	0.40	^	0.07	0.47	(0.39)	—	(0.39)	—	10.52	4.63	156,647	1.00		1.07		3.77		11
Class B Shares
For the nine month period ended July 31,††:
2009	$9.60	$0.212		$0.482	$0.694	$(0.204)	$—	$(0.204)	$—	$10.09	7.18%	$3,142	1.77	%*	1.98	%*	2.87	%*	9%
For the periods ended October 31,:
2008	10.34	0.29	^	(0.74)	(0.45)	(0.29)	—	(0.29)	—	9.60	(4.43)	3,319	1.70		1.81		2.84		9
2007	10.48	0.29	^	(0.14)	0.15	(0.29)	—	(0.29)	—	10.34	1.51	3,562	1.74		1.79		2.81		9
2006	10.35	0.29	^	0.13	0.42	(0.29)	—	(0.29)	—	10.48	4.14	3,630	1.83		1.83		2.79		6
2005	10.55	0.29	^	(0.20)	0.09	(0.29)	—	(0.29)	—	10.35	0.86	3,535	1.84		1.84		2.73		8
For the ten month period ended October 31,:
2004	10.52	0.24	^	0.03	0.27	(0.24)	—	(0.24)	—	10.55	2.66	3,683	1.82	*	1.88	*	2.75	*	9
For the period ended December 31,:
2003 (1)	10.39	0.32	^	0.12	0.44	(0.31)	—	(0.31)	—	10.52	4.33	2,940	1.74	*	1.85	*	2.93	*	11
Class C Shares
For the nine month period ended July 31,††:
2009	$9.60	$0.216		$0.481	$0.697	$(0.207)	$—	$(0.207)	$—	$10.09	7.22%	$6,406	1.72	%*	1.93	%*	2.92	%*	9%
For the periods ended October 31,:
2008	10.34	0.29	^	(0.74)	(0.45)	(0.29)	—	(0.29)	—	9.60	(4.33)	6,009	1.70		1.81		2.84		9
2007	10.48	0.30	^	(0.15)	0.15	(0.29)	—	(0.29)	—	10.34	1.51	6,640	1.74		1.79		2.81		9
2006	10.35	0.29	^	0.13	0.42	(0.29)	—	(0.29)	—	10.48	4.14	4,631	1.83		1.83		2.79		6
2005	10.55	0.29	^	(0.20)	0.09	(0.29)	—	(0.29)	—	10.35	0.86	4,195	1.84		1.84		2.73		8
For the ten month period ended October 31,:
2004	10.52	0.24	^	0.03	0.27	(0.24)	—	(0.24)	—	10.55	2.66	3,491	1.82	*	1.88	*	2.75	*	9
For the period ended December 31,:
2003 (1)	10.39	0.32	^	0.12	0.44	(0.31)	—	(0.31)	—	10.52	4.33	2,736	1.74	*	1.85	*	2.94	*	11

Amounts designated as “—” are either $0 or have been rounded to $0.

*	Annualized.
**	Total return does not reflect the any applicable charge. Total return is for the period indicated and has not been annualized.
†	Per share amounts calculated using average shares method, unless otherwise indicated.
††	On June 8, 2009, HighMark Funds acquired the assets and assumed the identified liabilities of North Track Equity Income Fund, North Track Geneva Growth Fund, North Track NYSE Arca Tech 100 Index Fund and North Track Wisconsin Tax-Exempt Fund (the “North Track Funds”). The fiscal year end of the North Track Funds, the predecessor funds to HighMark Equity Income Fund, HighMark Geneva Mid Cap Growth Fund, HighMark NYSE Arca Tech 100 Index Fund and HighMark Wisconsin Tax-Exempt Fund, was October 31. The fiscal year end of the successor HighMark Funds is July 31.
^	Per share amounts calculated using SEC method.
(1)	Commenced operations on January 6, 2003.

PROSPECTUS

HIGHMARK FUNDS

130

		Investment Activities			Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Capital Gains	Total from Dividends and Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return**	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets#		Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses#		Ratio of Net Investment Income (Loss) to Average Net Assets#		Portfolio Turnover Rate
Income Plus Allocation Fund
Class A Shares
For the periods ended July 31,:
2009	$20.31	$0.440	$(1.424)	$(0.984)	$(0.439)	$(0.647)	$(1.086)	$—	$18.24	(4.26)%	$6,092	0.60%		1.74%		2.53%		75%
2008	21.86	0.540	(1.089)	(0.549)	(0.579)	(0.422)	(1.001)	—	20.31	(2.66)	5,206	0.65		1.26		2.54		61
2007	20.95	0.544	1.199	1.743	(0.548)	(0.285)	(0.833)	—	21.86	8.40	5,459	0.62		0.97		2.49		12
2006	20.73	0.434	0.205	0.639	(0.407)	(0.012)	(0.419)	—	20.95	3.11	3,651	0.87		1.83		2.07		26
2005 (1)	20.00	0.320	0.617	0.937	(0.207)	—	(0.207)	—	20.73	4.70	2,169	0.81	*	5.30	*	1.95	*	94	††
Class C Shares
For the periods ended July 31,:
2009	$20.19	$0.316	$(1.425)	$(1.109)	$(0.314)	$(0.647)	$(0.961)	$—	$18.12	(4.97)%	$3,493	1.30%		2.24%		1.83%		75%
2008	21.73	0.390	(1.080)	(0.690)	(0.428)	(0.422)	(0.850)	—	20.19	(3.32)	3,210	1.35		1.76		1.84		61
2007	20.85	0.387	1.193	1.580	(0.415)	(0.285)	(0.700)	—	21.73	7.63	3,775	1.32		1.47		1.78		12
2006	20.66	0.308	0.183	0.491	(0.289)	(0.012)	(0.301)	—	20.85	2.39	2,086	1.59		2.20		1.48		26
2005 (1)	20.00	0.230	0.591	0.821	(0.161)	—	(0.161)	—	20.66	4.12	517	1.56	*	5.40	*	1.40	*	94	††
Growth & Income Allocation Fund
Class A Shares
For the periods ended July 31,:
2009	$21.37	$0.281	$(3.123)	$(2.842)	$(0.277)	$(1.071)	$(1.348)	$—	$17.18	(12.29)%	$23,091	0.58%		1.06%		1.69%		66%
2008	24.15	0.372	(2.075)	(1.703)	(0.440)	(0.637)	(1.077)	—	21.37	(7.42)	37,737	0.58		0.96		1.62		27
2007	22.26	0.412	2.258	2.670	(0.502)	(0.278)	(0.780)	—	24.15	12.10	47,572	0.55		0.93		1.72		13
2006	21.61	0.259	0.688	0.947	(0.240)	(0.057)	(0.297)	—	22.26	4.41	31,426	0.81		1.45		1.17		13
2005 (1)	20.00	0.193	1.570	1.763	(0.153)	—	(0.153)	—	21.61	8.84	10,158	0.79	*	1.93	*	1.15	*	79	††
Class C Shares
For the periods ended July 31,:
2009	$21.26	$0.162	$(3.102)	$(2.940)	$(0.159)	$(1.071)	$(1.230)	$—	$17.09	(12.92)%	$15,731	1.28%		1.56%		0.99%		66%
2008	24.03	0.208	(2.062)	(1.854)	(0.279)	(0.637)	(0.916)	—	21.26	(8.02)	20,137	1.28		1.47		0.91		27
2007	22.18	0.226	2.261	2.487	(0.359)	(0.278)	(0.637)	—	24.03	11.29	22,941	1.25		1.43		0.95		13
2006	21.55	0.103	0.688	0.791	(0.104)	(0.057)	(0.161)	—	22.18	3.68	11,752	1.52		1.96		0.47		13
2005 (1)	20.00	0.052	1.587	1.639	(0.089)	—	(0.089)	—	21.55	8.21	4,580	1.54	*	2.36	*	0.31	*	79	††

Amounts designated as “—” are either $0 or have been rounded to $0.

*	Annualized.
**	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
†	Per share amounts calculated using average shares method.
††	Portfolio turnover includes the purchases and sales of the Diversified Money Market Fund. If these transactions were not included, portfolio turnovers would have been 7% and 8% for the Growth & Income Allocation Fund and the Income Plus Allocation Fund, respectively.
#	Ratios do not include income and expenses of the underlying funds in which the Fund invests.
(1)	Commenced operations on October 12, 2004.

PROSPECTUS

131

		Investment Activities			Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Capital Gains	Total from Dividends and Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return**	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets#		Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses#		Ratio of Net Investment Income (Loss) to Average Net Assets#	Portfolio Turnover Rate
Capital Growth Allocation Fund
Class A Shares
For the periods ended July 31,:
2009	$21.85	$0.167	$(4.317)	$(4.150)	$(0.188)	$(1.372)	$(1.560)	$—	$16.14	(17.68)%	$23,780	0.58%		1.06%		1.06%	48%
2008	25.72	0.233	(2.886)	(2.653)	(0.305)	(0.912)	(1.217)	—	21.85	(10.81)	39,324	0.59		0.95		0.97	25
2007	23.17	0.262	3.002	3.264	(0.395)	(0.319)	(0.714)	—	25.72	14.19	49,073	0.57		0.93		1.03	16
2006	22.16	0.112	1.066	1.178	(0.090)	(0.078)	(0.168)	—	23.17	5.33	30,900	0.82		1.45		0.49	12
2005 (1)	20.00	0.082	2.157	2.239	(0.079)	—	(0.079)	—	22.16	11.21	8,957	0.82	*	1.99	*	0.48 *	55 ††
Class C Shares
For the periods ended July 31,:
2009	$21.55	$0.058	$(4.246)	$(4.188)	$—	$(1.372)	$(1.372)	$—	$15.99	(18.25)%	$14,101	1.27%		1.55%		0.37%	48%
2008	25.42	0.063	(2.849)	(2.786)	(0.172)	(0.912)	(1.084)	—	21.55	(11.43)	21,599	1.29		1.46		0.26	25
2007	22.97	0.069	2.989	3.058	(0.289)	(0.319)	(0.608)	—	25.42	13.39	30,144	1.27		1.43		0.28	16
2006	22.07	(0.057)	1.063	1.006	(0.028)	(0.078)	(0.106)	—	22.97	4.56	16,718	1.53		1.95		(0.25)	12
2005 (1)	20.00	(0.070)	2.185	2.115	(0.045)	—	(0.045)	—	22.07	10.58	4,574	1.56	*	2.44	*	(0.41)*	55 ††
Diversified Equity Allocation Fund
Class A Shares
For the periods ended July 31,:
2009	$18.02	$0.088	$(3.753)	$(3.665)	$(0.044)	$(0.331)	$(0.375)	$—	$13.98	(19.92)%	$2,289	0.58%		2.45%		0.67%	59%
2008	20.94	0.122	(2.702)	(2.580)	(0.198)	(0.142)	(0.340)	—	18.02	(12.52)	2,533	0.60		1.90		0.62	68
2007 (2)	20.00	0.042	1.134	1.176	(0.236)	—	(0.236)	—	20.94	5.93	4,871	0.57	*	2.70	*	0.28 *	10
Class C Shares
For the periods ended July 31,:
2009	$17.85	$(0.004)	$(3.724)	$(3.728)	$(0.001)	$(0.331)	$(0.332)	$—	$13.79	(20.52)%	$3,489	1.29%		2.95%		(0.04)%	59%
2008	20.85	(0.020)	(2.690)	(2.710)	(0.148)	(0.142)	(0.290)	—	17.85	(13.17)	2,452	1.32		2.41		(0.10)	68
2007 (2)	20.00	(0.119)	1.200	1.081	(0.231)	—	(0.231)	—	20.85	5.45	1,986	1.29	*	2.93	*	(0.81)*	10

Amounts designated as “—” are either $0 or have been rounded to $0.

*	Annualized.
**	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
†	Per share amounts calculated using average shares method.
††	Portfolio turnover includes the purchases and sales of the Diversified Money Market Fund. If these transactions were not included, portfolio turnovers would have been 4%, for the Capital Growth Allocation Fund.
#	Ratios do not include income and expenses of the underlying funds in which the Fund invests.
(1)	Commenced operations on October 12, 2004.
(2)	Commenced operations on November 15, 2006.

PROSPECTUS

HIGHMARK FUNDS

132

OTHER INVESTMENT MATTERS

No Fund is a complete investment program. The investment objectives or goals of the Funds and the investment policies of the Funds can be changed without shareholder approval, except for the policies that are identified as “fundamental” in the SAI.

Allocation of Investments of the Asset Allocation Portfolios

Each of the Asset Allocation Portfolios invests its assets primarily in other mutual funds of HighMark Funds and unaffiliated mutual funds, which in turn invest in the stocks and/or bonds of entities in different industries, economic sectors and geographic regions. A description of the investment strategies of all of the underlying mutual funds of HighMark Funds in which the Asset Allocation Portfolios invest except for HighMark Diversified Money Market Fund can be found in the individual Fund profiles set forth previously in this prospectus. A description of the investment strategies of the Diversified Money Market Fund can be found immediately following the table below. In addition, a description of the securities and techniques used by the underlying mutual funds of HighMark Funds in which the Asset Allocation Portfolios invest and the other Funds offered in this prospectus, as well as the main risks they pose, may be found below. For more information about the Diversified Money Market Fund see its prospectus. In addition to the fees and expenses of the Asset Allocation Portfolios, shareholders of the Asset Allocation Portfolios will, unless otherwise waived, indirectly bear the fees and expenses of the underlying mutual funds, including, but not limited to, advisory fees, custodian fees and expenses, transfer agency fees and expenses, shareholder servicing fees and administration fees and expenses. The Asset Allocation Portfolios may also invest in equity securities, fixed income securities, derivatives, cash, cash equivalents and exchange traded funds as permitted by Federal law.

The Asset Allocation Portfolios target to invest their assets in the underlying funds of HighMark Funds and other investments within the ranges set forth in the following table:

Fund Name	Percentage of Assets Invested in Fund
	Income Plus Allocation Fund	Growth & Income Allocation Fund	Capital Growth Allocation Fund	Diversified Equity Allocation Fund
Core Equity Fund	5-30%	10-50%	15-60%	20-50%
Fundamental Equity Fund	5-30%	10-50%	15-60%	20-50%
Large Cap Growth Fund	0-20%	0-25%	0-30%	0-40%
Large Cap Value Fund	0-20%	0-25%	0-30%	0-40%
Small Cap Advantage Fund	0-10%	0-15%	0-20%	0-20%
Small Cap Value Fund	0-10%	0-15%	0-20%	0-20%
Value Momentum Fund	0-20%	10-30%	15-40%	10-50%

Fund Name	Percentage of Assets Invested in Fund
	Income Plus Allocation Fund	Growth & Income Allocation Fund	Capital Growth Allocation Fund	Diversified Equity Allocation Fund
Bond Fund	15-50%	5-40%	0-30%	0%
Short Term Bond Fund	15-50%	5-40%	0-30%	0-5%
Diversified Money Market Fund	0-40%	0-30%	0-20%	0-5%
Cognitive Value Fund	0-5%	0-10%	0-10%	0-20%
Enhanced Growth Fund	0-5%	0-10%	0-10%	0-10%
International Opportunities Fund	0-10%	0-20%	0-25%	0-30%
Equity Income Fund	0-5%	0-10%	0-10%	0-10%
Geneva Mid Cap Growth Fund	0-5%	0-10%	0-10%	0-10%
Geneva Small Cap Growth Fund	0-5%	0-10%	0-10%	0-10%
NYSE Arca Tech 100 Index Fund	0-5%	0-10%	0-10%	0-10%
Non-Affiliated Funds	0-10%	0-10%	0-10%	0-10%
Other Investments	0-15%	0-15%	0-15%	0-15%

Investment Strategies of HighMark Diversified Money Market Fund. HighMark Diversified Money Market Fund seeks to generate current income with liquidity and stability of principal. To pursue this goal, the Fund invests primarily in high-quality, short-term debt securities. “High-quality” securities are those that at least one nationally recognized rating agency such as Standard & Poor’s has judged financially strong enough to be included in its highest credit-quality category for short-term securities. The Fund may also invest in non-rated securities if the portfolio managers believe they are of comparably high quality. In choosing investments for the Fund, the portfolio managers consider several factors, including (1) the outlook for interest rates, (2) buying and selling activity in the high-quality, short-term securities market as a whole and/or individual securities, (3) current imbalances in the supply of high-quality, short-term securities relative to demand, and (4) the appropriateness of particular securities to the Fund’s objectives. To limit the Fund’s interest rate risk, the Fund’s managers will maintain an average weighted portfolio maturity of 90 days or less. In addition, each individual security in the portfolio will have an effective maturity of no more than 397 days. Although the portfolio managers strive to ensure that the Fund is diversified, from time to time they may concentrate the Fund’s

PROSPECTUS

133

assets in certain securities issued by U.S. banks, U.S. branches of foreign banks and foreign branches of U.S. banks, to the extent permitted under applicable SEC guidelines, if they believe it is in the best interest of the Fund’s shareholders.

Quantitative Research Strategy

The sub-adviser actively manages the Equity Income Fund. In selecting stocks for the Fund, the sub-adviser utilizes a unique quantitative approach, referred to as the Quantitative Research Strategy (QRS). Under this strategy, potential investments are screened and ranked for certain price characteristics produced by investor over- and under-reaction. The sub-adviser then uses a portfolio optimization strategy to produce a portfolio that closely reflects the risk characteristics of the Fund’s benchmark, including similar sector and industry weightings. The objective of these optimization strategies is to provide returns that exceed those of the benchmark without significantly altering the risk profile of the Fund’s portfolio compared to its benchmark.

This quantitative research strategy groups stocks into one of three categories:

•	Bargain stocks. Those stocks which exhibit favorable value, but have been neglected by investors.

•	Glamour stocks. Those stocks which are popular with investors, but have had their growth prospects priced too expensively.

•

Neutral stocks. Those stocks in the relevant universe which are neither bargain nor glamour stocks; there is no evidence of mispricing due to investor over-reaction, as evidenced by the QRS process. Therefore these stocks are utilized for their risk management in the portfolio composition.

In the case of a specific set of “bargain” stocks, the sub-adviser’s research indicates that investors’ expectations are generally overly pessimistic when compared to the actual performance record. In the case of “glamour” stocks, the sub-adviser’s research indicates expectations are generally overly optimistic when compared to the actual performance record. As a result, “bargain” stocks are expected to outperform “glamour” stocks over future measurement periods.

To capture the effect of investor under reaction to new information, stocks within each category are ranked based on their relative standing with respect to the following momentum variables:

•	Price momentum.

•	Changes in analysts’ annual earnings estimates.

•	Earnings surprises.

Earnings-quality screens are performed across the investable universe to remove from consideration the stock of companies displaying certain inconsistencies in their accounting statements. Stocks with large negative earnings surprises are also eliminated from consideration for investment.

An assignment of expected excess return relative to the benchmark, known as “alpha,” is assigned to each of the stocks in the bargain and glamour categories. Bargain and glamour stocks are ranked and an alpha file is created. Portfolio management software is used to generate an optimal portfolio that creates a balance between risk characteristics of the benchmark and the excess return potential of the alpha file.

The portfolio optimization process seeks to construct an investment portfolio from the universe of stocks potentially appropriate for the Fund, which is similar to the benchmark, within a managed risk-tolerance range. This process tilts the portfolio’s weights (relative to the benchmark) toward bargain and away from glamour stocks, while seeking to add stocks with higher relative yields.

Stock Indexing

Index funds such as the NYSE Arca Tech 100 Index Fund are “passively managed,” meaning they try to match, as closely as possible, the performance of a target securities index by holding each security found in the index in roughly the same proportion as represented in the index itself. For example, if 5% of the NYSE Arca Tech 100 Index were made up of the assets of a specific company, the NYSE Arca Tech 100 Index Fund would normally invest 5% of its assets in that company.

Indexing appeals to many investors for a number of reasons, including its simplicity (indexing is a straightforward marketing-matching strategy); diversification (indices generally cover a wide variety of companies and industries); relative performance predictability (an index fund is expected to move in the same direction — up or down — as its target index); and comparatively low cost (index funds do not have many of the expenses of an actively-managed mutual fund, such as research and company visits). Also, assuming the composition of the relevant index remains fairly stable, index funds may experience lower portfolio turnover rates, which would result in reduced transaction costs (brokerage commissions, etc.) and capital gains. Investors in the NYSE Arca Tech 100 Index Fund should bear in mind that this latter benefit may not hold true. The Predecessor Fund to the NYSE Arca Tech 100 Index Fund has experienced rather rapid changeover at times, as a result of the volatility of the technology industry generally and of specific companies included in the Index from time to time.

The performance of an index fund generally will trail the performance of the index it attempts to replicate. This is because the mutual fund and its investors incur operating costs and expenses that are not shared by an index.

Additionally, when a mutual fund invests the cash proceeds it receives from investors in securities included in the index, the mutual fund must pay brokerage commissions, which further reduce the amount invested. As the composition of the index changes, the mutual fund must make corresponding adjustments in its holdings, which gives rise to additional brokerage commissions. Also, mutual funds incur other operating expenses, including investment management fees, custodial and transfer agent fees, legal and accounting fees and possibly 12b-1 service and distribution fees, all of which reduce

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the mutual fund’s total return. No such fees affect the total return of the index.

Finally, because of liquidity needs and other constraints under which mutual funds operate, index funds generally cannot invest their assets so that they correlate 100% at all times with the index. Although many index funds attempt to use options and futures strategies to generate returns on these assets which replicate the return on the index, these strategies are imperfect and give rise to additional transaction costs.

For these reasons, investors should expect that the performance of an index mutual fund will lag that of the index it attempts to replicate.

NYSE Arca Tech 100 Index. The NYSE Arca Tech 100 Index consists of at least 100 individual securities, which are chosen based on an assessment that the issuer of the security is a company which has, or likely will develop, products, processes, or services that will provide or will benefit significantly from technological advances and improvements. The NYSE Arca Tech 100 Index offers a broad basket of securities spanning the full spectrum of high tech industry groups. Diversity within the Index ranges from biotechnology firms to semiconductor capital equipment manufacturers and includes a cross-section of U.S. companies that are leaders in numerous different industries, including computer hardware, software, semiconductors, aerospace and defense, health care equipment and biotechnology.

The NYSE Arca Tech 100 Index is price weighted, meaning the component stocks are given a percentage weighting based on their share price. A price weighted index holds the same number of shares of each security, thus the price of the security is the influencing factor to the value of the index. Higher priced securities have a higher weight in the index than lower priced securities, as the shares of each component are equally held. Although this indexing method allows the NYSE Arca Tech 100 Index to accurately measure a broad representation of technology stocks without being dominated by a few large companies, it may result in smaller- and mid-sized companies representing a more significant portion of the Index than is the case for indices that are weighted by the market value of the companies represented on the index.

As of September 30, 2009, stocks of companies in the software industry accounted for 17.6% of the NYSE Arca Tech 100 Index.

“Archipelago®”, “ARCA®”, “ARCAEX®”, “NYSE®”, “NYSE ARCASM” and “NYSE Arca Tech 100SM” are trademarks of the NYSE Group, Inc. and Archipelago Holdings, Inc. and have been licensed for use by HighMark Funds. The NYSE Arca Tech 100 Index Fund is not sponsored, endorsed, sold or promoted by Archipelago Holdings, Inc. or by NYSE Group, Inc. Neither Archipelago Holdings, Inc. nor NYSE Group, Inc. makes any representation or warranty regarding the advisability of investing in securities generally, the NYSE Arca Tech 100 Index Fund particularly or the ability of the NYSE Arca Tech 100 Index to track general stock market performance.

Archipelago Holdings, Inc. (“Arca”) makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the NYSE Arca Tech 100 Index or any data included therein. In no event shall Arca have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Tax Management Strategy

From time to time, each of the Equity Income Fund and the NYSE Arca Tech 100 Index Fund may pursue a tax management strategy for the purpose of increasing tax efficiency recognizing capital losses and offsetting them against current and future capital gains. This strategy may involve trimming or disposing of a few depreciated positions and then reinvesting in those positions after 30 days in order to avoid loss disallowance under the “wash sale” rules under federal tax law. The tax management strategy may also involve purchasing additional securities in a company in which a Fund has a depreciated position, simultaneously selling a futures contract in the stock of that company and then selling that depreciated position more than 30 days later. The strategy could also involve purchasing an out-of-the-money call option on the stock of the company in which a Fund has a depreciated position, shortly thereafter buying additional securities in that company and then selling the depreciated position, and more than 30 days later selling the call option. The sale of the single stock future or purchase of a call option on the stock reduces potential tracking error. During the use of this tax management strategy, the Fund’s holdings will not precisely correspond to those of the relevant index. Each Fund will limit this strategy to less than 3% of its total assets.

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INSTRUMENTS, INVESTMENT TECHNIQUES AND RISKS

The Funds and HighMark Diversified Money Market Fund invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Funds and the Diversified Money Market Fund use, as well as the main risks they pose. Equity securities are subject mainly to market risk. Fixed income securities are subject primarily to market, credit and prepayment risk. Following the table is a more complete discussion of risk. You may also consult the SAI for more details about the securities in which the Funds and the Diversified Money Market Fund may invest.

FUND NAME	FUND CODE
Balanced Fund	1
Cognitive Value Fund	2
Core Equity Fund	3
Enhanced Growth Fund	4
Equity Income Fund	5
Fundamental Equity Fund	6
Geneva Mid Cap Growth Fund	7
Geneva Small Cap Growth Fund	8
International Opportunities Fund	9
Large Cap Growth Fund	10
Large Cap Value Fund	11
NYSE Arca Tech 100 Index Fund	12
Small Cap Advantage Fund	13
Small Cap Value Fund	14
Value Momentum Fund	15
Bond Fund	16
California Intermediate Tax-Free Bond Fund	17
National Intermediate Tax-Free Bond Fund	18
Short Term Bond Fund	19
Wisconsin Tax-Exempt Fund	20
Income Plus Allocation Fund	21
Growth & Income Allocation Fund	22
Capital Growth Allocation Fund	23
Diversified Equity Allocation Fund	24
Diversified Money Market Fund	25

INSTRUMENT	FUND CODE	RISK TYPE
Adjustable Rate Mortgage Loans (ARMs): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.	1,16, 19-24	Prepayment/Call Market Credit Regulatory
American Depository Receipts (ADRs): ADRs are foreign shares of a company held by a U.S. bank that issues a receipt evidencing ownership. ADRs pay dividends in U.S. dollars.	1-15, 21-24	Market Political Foreign Investment
Asset-Backed Securities: Securities backed by company receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or assets.	1, 16-25	Prepayment/Call Market Credit Regulatory
Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. They generally have maturities of six months or less.	1-16, 19, 21-25	Credit Liquidity Market

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INSTRUMENT	FUND CODE	RISK TYPE
Bonds: Interest-bearing or discounted government or corporate securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity.	1-25	Market Credit Prepayment/Call Political Liquidity Foreign Investment
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price.	1-24	Management Liquidity Credit Market Leverage
Certificates of Deposit: Negotiable instruments with a stated maturity.	1-16, 19, 21-25	Market Credit Liquidity
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Their maturities generally vary from a few days to nine months.	1-25	Credit Liquidity Market
Common Stock: Shares of ownership of a company.	1-15, 21-24	Market
Convertible Securities: Bonds or preferred stock that convert to common stock.	1-15, 21-24	Market Credit
Demand Notes: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a fund.	1-25	Market Liquidity Management
Derivatives: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options (e.g. puts and calls), options on futures, swap agreements and some mortgage- backed securities.	1-25	Management Market Credit Liquidity Leverage Prepayment/Call Hedging
Exchange-Traded Funds: Exchange-traded funds (“ETFs”) are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks designed to track the price performance and dividend yield of a particular index. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”), NASDAQ-100 Index Tracking Stock and iShares, which may be obtained from the UIT or investment company issuing the securities or purchased in the secondary market. ETF shares traded in the secondary market may be purchased and sold at market prices in transactions on an exchange. By investing in an ETF, a fund will indirectly bear its proportionate share of any expenses paid by the ETF in addition to the expenses of the fund.	1-15, 21-24	Market Exchange-Traded Funds
Foreign Securities: Stocks issued by foreign companies including American Depositary Receipts (ADRs) and Global Depository Receipts (GDRs), as well as commercial paper of foreign issuers and obligations of foreign governments, companies, banks, overseas branches of U.S. banks or supranational entities.	1-16, 19, 21-25	Market Political Foreign Investment Liquidity Emerging Market Prepayment/Call

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INSTRUMENT	FUND CODE	RISK TYPE
Forward Foreign Currency Contracts, Including Forward Foreign Currency Cross Hedges: An obligation to purchase or sell a specific amount of a currency at a fixed future date and price set by the parties involved at the time the contract is negotiated.	1, 3, 5-16, 19, 21-24	Management Liquidity Credit Market Political Leverage Foreign Investment
Futures and Related Options: A contract providing for the future sale and purchase of a specific amount of a specific security, class of securities, or index at a specified time in the future and at a specified price.	1-24	Management Market Credit Liquidity Leverage
High-Yield/High-Risk Bonds: Bonds rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody’s). These securities are considered speculative and involve greater risk of loss than investment grade bonds. Also called “lower rated bonds,” “noninvestment grade bonds” and “junk bonds.”	1-24	Credit Market Liquidity
Illiquid Securities: Securities that ordinarily cannot be sold within seven business days at the value the fund has estimated for them. Each Fund may invest up to 15% of its net assets in illiquid securities.	1-25	Liquidity Market
Initial Public Offerings: Initial public offerings (“IPOs”) are offerings of securities registered under the Securities Act of 1933, the issuer of which, immediately before registration, was not subject to the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934. The volume of IPOs and the levels at which newly issued stocks trade in the secondary market are affected by the performance of the stock market as a whole. When an IPO is brought to the market, availability may be limited and a fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods.	1-15	Market Liquidity New Public Company Small and Medium-Sized Company Stock Microcap Company
Investment Company Securities: Shares of registered investment companies. These may include HighMark Money Market Funds and other registered investment companies for which HighMark, its sub-advisers, or any of their affiliates serves as investment adviser, administrator or distributor. As a shareholder of an investment company, a fund will indirectly bear investment management fees of that investment company, which are in addition to the management fees the fund pays its own adviser.	1-25	Market

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INSTRUMENT	FUND CODE	RISK TYPE
Investment Grade Securities: Securities rated BBB or higher by S&P; Baa or better by Moody’s; similarly rated by other nationally recognized rating organizations; or, if not rated, determined to be of comparably high quality by a fund’s adviser.	1-24	Market Credit Prepayment/Call
Money Market Instruments: Investment-grade, U.S. dollar- denominated debt securities with remaining maturities of one year or less. These may include short-term U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, bankers’ acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates.	1-25	Market Credit
Mortgage-Backed Securities: Bonds backed by real estate loans and pools of loans. These include collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).	1, 16-25	Prepayment/Call Market Credit Regulatory
Municipal Forwards: Forward commitments to purchase tax- exempt bonds with a specific coupon to be delivered by an issuer at a future date (typically more than 45 days but less than one year). Municipal forwards are normally used as a refunding mechanism for bonds that may be redeemed only on a designated future date. Any Fund that makes use of municipal forwards will maintain liquid, high-grade securities in a segregated account in an amount at least equal to the purchase price of the municipal forward.	17, 18, 20-24	Market Leverage Liquidity Credit
Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities may include revenue bonds, certificates of participations, both taxable and tax-exempt private activity bonds and industrial development bonds, as well as general obligation bonds, tax anticipation notes, bond anticipation notes, revenue anticipation notes, project notes, other short-term obligations such as municipal leases, and obligations of municipal housing authorities (single family revenue bonds).	17, 18, 20-25	Market Credit Political Tax Regulatory Prepayment/Call
There are two general types of municipal bonds:
General-obligation bonds, which are secured by the taxing power of the issuer (and, in California, have the approval of voters) and revenue bonds, which take many shapes and forms but are generally backed by revenue from a specific project or tax. These include, but are not limited to, certificates of participation (COPs); utility and sales tax revenues; tax increment or tax allocations; housing and special tax, including assessment district and community facilities district (Mello-Roos) issues, which are secured by taxes on specific real estate parcels; hospital revenue; and industrial development bonds that are secured by the financial resources of a private company.
Obligations of Supranational Agencies: Securities issued by supranational agencies that are chartered to promote economic development and are supported by various governments and government agencies.	1-24	Credit Foreign Investment Prepayment/Call

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INSTRUMENT	FUND CODE	RISK TYPE
Participation Interests: Interests in municipal securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests are usually structured as some form of indirect ownership that allows a fund to treat the income from the investment as exempt from federal income tax. A fund invests in these interests to obtain credit enhancement on demand features that would be available through direct ownership of the underlying municipal securities.	1, 17, 18, 20-24	Market Liquidity Credit Tax
Preferred Stocks: Equity securities that generally pay dividends at a specified rate and take precedence over common stock in the payment of dividends or in the event of liquidation. Preferred stock generally does not carry voting rights.	1-15, 21-24	Market
Real Estate Investment Trusts: Real estate investment trusts (“REITs”) are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. The real estate properties in which REITs invest typically include properties such as office buildings, retail and industrial facilities, hotels, apartment buildings and healthcare facilities. The yields available from investments in REITs depend on the amount of income and capital appreciation generated by the related properties. By investing in a REIT, a fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the fund.	1-15, 21-24	Market Credit Prepayment/Call
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan by a fund.	1-25	Market Leverage Counterparty
Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	1-25	Liquidity Market
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a fund and may have a leveraging effect.	1-25	Market Leverage Counterparty
Securities Lending: The lending of up to 33 1 /3% of a fund’s total assets. In return a fund will receive cash, other securities and/or letters of credit.	1-25	Market Leverage Liquidity Credit
Small and Medium-Sized Companies: Small and medium sized companies may have relatively lower revenues, limited product lines, less management depth and a lower share of the market for their products or services as compared to larger companies.	1-4, 6-15	Market Small and Medium-Sized Company Stock
Swap Agreements: A transaction where one security or characteristic of a security is swapped for another. An example is when one party trades newly issued stock for existing bonds with another party.	1-24	Management Market Credit Liquidity Leverage

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INSTRUMENT	FUND CODE	RISK TYPE
Tax-Exempt Commercial Paper: Commercial paper issued by governments and political sub-divisions.	17, 18, 20-24	Credit Liquidity Market Tax
Tax-Exempt Obligations: Tax-exempt obligations include primary debt obligations which fund various public purposes such as constructing public facilities and making loans to public institutions, the interest on which is exempt from regular federal income tax. The two principal classifications of tax exempt obligations are general obligation bonds and revenue bonds. See “Municipal Securities” above for a description of general obligation bonds and revenue bonds.	17, 18, 20	Market Credit Political Tax Regulatory Prepayment/Call
Time Deposits: Non-negotiable receipts issued by a bank in exchange for a deposit of money.	1-16, 19, 21-25	Liquidity Credit Market
Treasury Inflation Protected Securities: Treasury inflation protected securities (“TIPS”) are fixed income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation. TIPS have varying maturities and pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these securities is fixed at issuance, but over the life of the securities, this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.	1-16, 19, 21-24	Market Interest Rate
Treasury Receipts: Treasury receipts, Treasury investment growth receipts and certificates of accrual of Treasury securities.	1-25	Market
Unit Investment Trusts: A type of investment vehicle, registered with the Securities and Exchange Commission under the Investment Company Act of 1940, that purchases a fixed portfolio of income-producing securities, such as corporate, municipal, or government bonds, mortgage-backed securities or preferred stock. Unit holders receive an undivided interest in both the principal and the income portion of the portfolio in proportion to the amount of capital they invest. The portfolio of securities remains fixed until all the securities mature and unit holders have recovered their principal.	1-16, 19, 21-24	Market
U.S. Government-Sponsored Entity Securities: Securities issued by agencies, authorities, enterprises and instrumentalities of the U.S. government. These include Ginnie Mae, Fannie Mae and Freddie Mac. Such securities may not be guaranteed or insured by the U.S. government.	1-25	Market Credit Prepayment/Call
U.S. Treasury Obligations: Bills, notes, bonds, separately traded registered interest and principal securities, and coupons under bank entry safekeeping.	1-25	Market

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INSTRUMENT	FUND CODE	RISK TYPE
Variable Amount Master Demand Notes: Unsecured demand notes that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between HighMark Funds and the issuer, they are not normally traded. Although there is no secondary market in these notes, a fund may demand payment of principal and accrued interest at specified intervals.	21-25	Credit
Variable and Floating Rate Instruments: Obligations with interest rates that are reset daily, weekly, quarterly or on some other schedule. Such instruments may be payable to a fund on demand.	1-25	Credit Liquidity Market
Warrants: Securities that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are typically issued with preferred stock and bonds.	1-15, 21-24	Market Credit
When-Issued Securities and Forward Commitments: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date.	1-25	Market Leverage Liquidity Credit
Yankee Bonds and Similar Debt Obligations: U.S. dollar denominated bonds issued by foreign corporations or governments. Sovereign bonds are those issued by the government of a foreign country. Supranational bonds are those issued by supranational entities, such as the World Bank and European Investment Bank. Canadian bonds are those issued by Canadian provinces.	1, 16-25	Market Credit Prepayment/Call
Zero-Coupon Debt Obligations: Bonds and other types of debt that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.	1-25	Credit Market Zero Coupon

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Other Risks

Fiduciary shares of the Cognitive Value Fund, Core Equity Fund, Enhanced Growth Fund, Equity Income fund, Fundamental Equity Fund, Geneva Mid Cap Growth Fund, Geneva Small Cap Growth Fund, International Opportunities Fund, Large Cap Growth Fund, Large Cap Value Fund, NYSE Arca Tech 100 Index Fund, Small Cap Advantage Fund, Small Cap Value Fund, Value Momentum Fund, Bond Fund, Short Term Bond Fund and Diversified Money Market Fund (collectively the “Underlying Funds”) are offered to the Asset Allocation Portfolios. The Asset Allocation Portfolios, individually or collectively, may own significant amounts of shares of each Underlying Fund from time to time. The Asset Allocation Portfolios typically use asset allocation strategies pursuant to which they frequently may increase or decrease the amount of shares of any of the Underlying Funds they own, which could occur daily in volatile market conditions. Depending on a number of factors, including the cash flows into and out of an Underlying Fund as a result of the activity of other investors, an Underlying Fund’s asset levels and an Underlying Fund’s then-current liquidity, purchases and sales by an Asset Allocation Portfolio could require the Underlying Funds to purchase or sell portfolio securities, increasing the Underlying Funds’ transaction costs and possibly reducing the Underlying Funds’ performance.

Since it is expected that substantially all of the shareholders of the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund will be investment advisory clients of such Funds’ sub-adviser, until these Funds attract significant assets that are not attributable to clients of the sub-adviser, the total assets of the Funds may fluctuate significantly whenever the sub-adviser increases or decreases its clients’ allocation to the Funds. This fluctuation could increase the Funds’ transaction costs and possibly increase their expense ratios and reduce their performance.

GLOSSARY OF INVESTMENT RISKS

This section discusses the risks associated with the securities and investment techniques listed above, as well as certain other risks. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain types of investments are more susceptible to these risks than others.

Alternative Minimum Tax Risk: A Fund may invest up to 10% of its total assets in municipal securities that generate interest which is subject to alternative minimum tax. As a result, taxpayers who are subject to the alternative minimum tax potentially could earn a lower after-tax return.

California State Specific Risk. By concentrating its investments in California, the Fund may be more susceptible to factors adversely affecting issuers of California municipal bonds than a comparable fund that does not concentrate in a single state. For example, the Fund may be affected significantly by economic, regulatory, or political developments affecting the ability of California municipal issuers to pay interest or repay principal. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulation, litigation and voter initiatives could have an adverse effect on the debt obligations of California municipal issuers. By concentrating its investments in bonds issued in California, the Fund’s credit risk is dependent on the ability of the state and its cities and municipalities to make timely payments on their obligations.

Correlation Risk. Although the NYSE Arca Tech 100 Index Fund’s sub-adviser will attempt to track the performance of the NYSE Arca Tech 100 Index, there can be no assurance that it will be able to do so in all market conditions. For example, the index options and futures used by the NYSE Arca Tech 100 Index Fund’s sub-adviser to equitize the Fund’s cash positions and short-term investments may not precisely track the performance of the NYSE Arca Tech 100 Index. Also, the Fund will incur brokerage commissions and other transaction costs in order to maintain investments that mirror the NYSE Arca Tech 100 Index, and will incur advisory and other service fees and operating costs and expenses that will reduce the total return of the Fund as compared to that of the NYSE Arca Tech 100 Index.

Counterparty Risk. The risk that the counterparty to a repurchase agreement or reverse repurchase agreement may not fulfill its obligation under the repurchase agreement or reverse repurchase agreement. A fund’s income and the value of the fund’s investments could decline as a result.

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security’s credit rating, the higher its credit risk. If a security’s credit rating is downgraded, its price tends to decline sharply, especially as it becomes more probable that the issuer will default.

Emerging Market Risk. To the extent that a fund does invest in emerging markets to enhance overall returns, it may face higher political, foreign investment, and market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. See also Foreign Investment Risk below.

Exchange-Traded Funds Risk. Exchange-traded funds charge their own fees and expenses; thus, shareholders of the Funds may bear extra costs, such as duplicative management fees, brokerage commissions and related charges.

Foreign Investment Risk. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic

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developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are greater in the emerging markets than in the developed markets of Europe and Japan.

Geographic Concentration Risk. The Wisconsin Tax-Exempt Fund normally will invest significant portions of its assets in several specific geographic areas. Political, legislative, business and economic conditions and developments within Wisconsin and, to a lesser extent, Puerto Rico and Guam (and perhaps the U.S. Virgin Islands) will affect the Fund’s performance, because the Fund’s investments primarily will be made in those geographic territories. For example, the Fund may be affected significantly by economic, regulatory or political developments affecting the ability of municipal issuers in these jurisdictions to pay interest or repay principal. Future political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulation, litigation and voter initiatives could have an adverse effect on the debt obligations of municipal issuers. By concentrating its investments in bonds issued in specific geographic areas, the Fund’s credit risk is more dependent on the ability of the territory or state and its cities and municipalities to make timely payments on their obligations.

Hedging Risk. When a derivative (a security whose value is based on that of another security or index) is used as a hedge against an opposite position that a fund holds, any loss on the derivative should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can be an effective way to reduce a fund’s risk, it may not always be possible to perfectly offset one position with another. As a result, there is no assurance that a Fund’s hedging transactions will be effective.

Industry/Sector Risk. The risk involved with excessive exposure to any one industry or sector. A fund may have a heavy weighting in one or more industries or sectors, such as the technology sector or industries or sectors with low price-to-book and price-to-earnings ratios.

Interest Rate Risk. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of a fund will make it more sensitive to interest rate risk.

Investment Style Risk. The risk that the particular type of investment on which a fund focuses (such as small-cap value stocks or large-cap growth stocks) may underperform other asset classes or the overall market. Individual market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing a fund that focuses on that market segment to underperform those that favor other kinds of securities.

Junk Bond Risk. Below investment grade bonds generally offer higher yields than investment grade bonds, but also carry greater risk. They are more vulnerable to default than higher grade bonds, and are more susceptible to adverse business, financial and economic conditions that impair the capacity and willingness of borrowers to make scheduled interest and principal payments. The market prices of these bonds tend to fluctuate more in times of economic uncertainty than is the case for higher rated bonds. The Wisconsin Tax-Exempt Fund attempts to minimize its exposure to this risk by limiting its investments in junk bonds to those rated in the fifth and sixth highest categories (“Ba” or “B” by Moody’s or “BB” or “B” by S&P), and unrated bonds that the sub-adviser determines are of comparable quality. The Fund may also invest in bonds rated in the fourth highest rating category (“Baa” by Moody’s or “BBB-” by S&P). Bonds in this category, although rated investment grade, have some of the speculative characteristics referenced above.

Leverage Risk. The risk associated with securities or investment practices that magnify small index or market movements into large changes in value. Leverage is often created by investing in derivatives, but it may be inherent in other types of securities as well.

Liquidity Risk. The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. Any or all of these limitations could hamper the management or performance of a Fund.

Loss of Tax Exemption Risk. The Wisconsin Tax-Exempt Fund may invest more than 25% of its assets in any or all of the housing, healthcare and utilities industries. Like most revenue bonds, the federal and Wisconsin tax-exempt status of these bonds depends upon compliance with certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”), as well as Wisconsin statutes and regulations. If the project or facility being financed, the obligor of the revenue bond, some feature or attribute of the revenue bond itself or some other factor or participant fails to comply with these provisions of the Code or related regulations or state laws, then interest on the bonds may become taxable (possibly retroactive to the date of issuance). Changes to the tax laws also could eliminate or restrict the availability of tax-exempt treatment on the income earned on municipal securities. Either event would reduce the

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value of the bonds, subject shareholders (including the Fund) to unanticipated tax liabilities and possibly force the Fund to sell the bonds at a reduced value. In addition, changes to the tax laws that eliminate or reduce individual income taxes on corporate dividends or that make other investments more attractive could reduce demand for municipal securities and thus the value of the Fund.

Management Risk. The risk that a strategy used by a fund’s portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Market Risk. The risk that a security’s market value may decline, especially rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the investor originally paid for it. Market risk may affect a single issuer, industrial sector or the market as a whole. For fixed-income securities, market risk is largely influenced by changes in interest rates. Rising interest rates typically cause the value of bonds to decrease, while falling rates typically cause the value of bonds to increase.

Microcap Company Risk. The risk involved in investing in companies with micro capitalizations. The risk associated with investing in microcap companies involves greater risk than investing in small, medium or large capitalization companies because the stocks of microcap companies tend to have greater price volatility and less liquidity than the stocks of larger companies. In addition, microcap companies tend to have smaller financial resources, less information available, more limited business lines and more geographic area concentration.

New Public Company Risk. The risks associated with investing in new public companies. These risks include small size, limited financial resources and operating history, dependence on a limited number of products and markets, and lack of management depth.

Non-Diversification Risk. The risk that, as a “non-diversified” fund under the Investment Company Act of 1940, each of the Enhanced Growth Fund, the Cognitive Value Fund, the International Opportunities Fund and the Wisconsin Tax-Exempt Fund may hold more concentrated positions in individual issuers than diversified mutual funds, and thereby have greater exposure to risks associated with an individual issuer.

Options and Futures Strategies Risk. Losses associated with index futures contracts and index options in which a fund may invest sometimes can be substantial. This partly is because a relatively small price movement in an index option or an index futures contract could result in an immediate and substantial loss or gain for a fund. Also, there is a possibility that active trading may decline or cease altogether in the secondary market for a futures contract or an option held by a fund. A fund consequently might be unable to close out a position prior to its maturity date, which could limit its ability to avoid further loss on the position.

Political Risk. The risk of investment losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

Prepayment/Call Risk. The risk that an issuer will repay a security’s principal at an unexpected time. Prepayment and call risk are related, but differ somewhat. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will “call”—or repay—a high-yielding bond before the bond’s maturity date. In both cases, the investor is usually forced to reinvest the proceeds in a security with a lower yield. This turnover may result in taxable capital gains and, in addition, may lower a portfolio’s income. If an investor paid a premium for the security, the prepayment may result in an unexpected capital loss.

Prepayment and call risk generally increase when interest rates decline, and can make a security’s yield as well as its market price more volatile. Generally speaking, the longer a security’s maturity, the greater the prepayment and call risk it poses.

Regulatory Risk. The risk that federal and state laws may restrict an investor from seeking recourse when an issuer has defaulted on the interest and/or principal payments it owes on its obligations. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

Small and Medium-Sized Company Stock Risk. Investing in small- and medium-sized companies is generally more risky than investing in large companies, for a variety of reasons. Many small- and medium-sized companies are young and have limited track records. They also may have limited product lines, markets or financial resources. They may, in addition, be more vulnerable to adverse business or economic developments than larger companies. Stocks issued by small- and medium-sized companies tend to be less liquid and more volatile than stocks of larger companies or the market averages in general. In addition, small- and medium-sized companies may not be well-known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects. Companies that offer niche products or services may be especially vulnerable to declines in market demand for those products or services. The performance of a fund that concentrates on small- or medium-sized companies may be more volatile than that of a fund that invests primarily in larger companies.

Tax Risk. The risk that the issuer of a security will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences for the issuer and potential losses for its investors.

Zero Coupon Risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically.

HighMark Funds Service Providers:

INVESTMENT ADVISER & ADMINISTRATOR

HighMark Capital Management, Inc.

350 California Street

San Francisco, CA 94104

SUB-ADVISER (Small Cap Value Fund)

LSV Asset Management

One North Wacker Drive, 40th Floor

Chicago, IL 60606

SUB-ADVISER (Large Cap Value Fund)

ARONSON+JOHNSON+ORTIZ, L.P.

230 South Broad Street, 20th Floor

Philadelphia, PA 19102

SUB-ADVISER (Cognitive Value Fund, Enhanced Growth Fund and International Opportunities Fund)

Bailard, Inc.

950 Tower Lane, Suite 1900

Foster City, CA 94404

SUB-ADVISER (Equity Income Fund, NYSE Arca Tech 100 Index Fund and Wisconsin Tax-Exempt Fund)

Ziegler Capital Management, LLC

200 South Wacker Drive, Suite 2000

Chicago, IL 60606

SUB-ADVISER (Geneva Mid Cap Growth Fund and Geneva Small Cap Growth Fund)

Geneva Capital Management Ltd.

250 East Wisconsin Avenue, Suite 1050

Milwaukee, WI 53202

CUSTODIAN

Union Bank, N.A.

350 California Street

San Francisco, CA 94104

DISTRIBUTOR

HighMark Funds Distributors, Inc.

760 Moore Road

King of Prussia, PA 19406

LEGAL COUNSEL

Ropes & Gray LLP

One Embarcadero Center, Suite 2200

San Francisco, CA 94111

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

1700 Market Street

Philadelphia, PA 19103

TRANSFER AGENT

Boston Financial Data Services, Inc.

PO Box 8416

Boston, MA 02266

How to obtain more information:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

More detailed information about HighMark Funds is included in our SAI. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list the Funds’ holdings and contain information on the market conditions and investment strategies that significantly affected HighMark Funds’ performance during the last year.

To obtain the SAI, the Annual or Semi-Annual Reports free of charge, or for more information:

By Telephone:    call 1-800-433-6884

By Mail:    write to us at

HighMark Funds

c/o PNC Global Investment Servicing (U.S.) Inc.

760 Moore Road

King of Prussia, PA 19406

By Internet:    www.highmarkfunds.com

From the SEC: You can also obtain the SAI, Annual and Semi-Annual Reports, and other information about HighMark Funds from the SEC web site (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

HighMark Funds’ Investment Company Act registration number is 811-05059.

445 South Figueroa Street • Suite 306 • Los Angeles • California • 90071

www.highmarkfunds.com	HMK-PS-016-0700 84823-B (12/09)

DECEMBER 1, 2009

HighMark

The smarter approach to investing.

Cognitive Value Fund

Enhanced Growth Fund

International Opportunities Fund

CLASS M SHARES

The Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is unlawful. As with other investments, you could lose money on your investment in a mutual fund. Your investment in the Funds is not a deposit or an obligation of Union Bank, N.A., its affiliates or any bank. It is not insured by the FDIC or any other government agency.

PROSPECTUS

1

HOW TO READ THIS PROSPECTUS

HighMark Funds is a mutual fund family that offers different classes of Shares in separate investment portfolios. The funds have various investment goals and strategies. This prospectus gives you important information about the Class M Shares of HighMark Cognitive Value Fund, HighMark Enhanced Growth Fund and HighMark International Opportunities Fund (the “Funds”) that you should know before investing. The Funds also offer additional classes of Shares called Class A, Class C and Fiduciary Shares, which are offered in separate prospectuses.

Please read this prospectus and keep it for future reference. The prospectus is arranged into different sections so that you can easily review this important information. The next column contains general information you should know about investing in the Funds.

Individual HighMark Fund Profiles

Cognitive Value Fund	2
Enhanced Growth Fund	6
International Opportunities Fund	10

Shareowner Guide — How to Invest in HighMark Funds

More About HighMark Funds

Investment Management	22
Financial Highlights	25
Instruments, Investment Techniques and Risks	26
Glossary of Investment Risks	31

FOR MORE INFORMATION ABOUT HIGHMARK FUNDS, PLEASE SEE THE BACK COVER OF THE PROSPECTUS

INTRODUCTION

Each Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities such as stocks and bonds. Before you look at specific Funds, you should know a few basics about investing in mutual funds.

The value of your investment in a mutual fund is based on the market prices of the securities the mutual fund holds. These prices change daily due to economic trends and other developments that generally affect securities markets, as well as those that affect particular firms and other types of issuers. These price movements, also called volatility, vary depending on the types of securities a mutual fund owns and the markets where these securities trade.

Each Fund has its own investment goal and strategies for reaching that goal. There is no guarantee that a Fund will achieve its goal. Before investing, make sure that the Fund’s goal matches your own.

The portfolio manager invests each Fund’s assets in a way that he or she believes will help the Fund achieve its goal. A manager’s judgments about the securities markets, economy and companies, and his or her method of investment selection, may cause a Fund to underperform other funds with similar objectives.

Union Bank, N.A., is the parent company of HighMark Capital Management, Inc. (the “Adviser”), the investment adviser of the Funds.

FUND SUMMARY	PERFORMANCE INFORMATION

INVESTMENT STRATEGY	DID YOU KNOW?

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?	FUND INFORMATION
FEES AND EXPENSES

PROSPECTUS

HIGHMARK EQUITY FUNDS

Cognitive Value Fund

2

FUND SUMMARY

Investment Goal	To seek long-term capital appreciation
Investment Focus	Common stocks of small U.S. companies
Principal Investment Strategy	Seeks undervalued small company stocks
Share Price Volatility	Moderate to High
Investor Profile	Risk-tolerant investors seeking high long-term returns

INVESTMENT STRATEGY

HighMark Cognitive Value Fund seeks long-term capital appreciation. To pursue this goal, the Fund will, under normal market conditions, invest its assets primarily in common and preferred stocks of small capitalization value companies similar to those found in the S&P SmallCap 600/Citigroup Value Index and, to a lesser extent, in common and preferred stocks of microcap companies whose market capitalization is less than the minimum market capitalization of companies included in the S&P SmallCap 600/Citigroup Value Index. As of September 30, 2009, the market capitalization of companies that issue stocks included in the S&P Small Cap 600/Citigroup Value Index ranged from approximately $45 million to $2.6 billion. The Fund’s sub-adviser seeks to add value to the Fund’s portfolio through stock selection while maintaining an appropriate risk profile generally relative to the S&P SmallCap 600/Citigroup Value Index. The sub-adviser uses both quantitative and qualitative techniques to identify stocks it believes are currently undervalued by the market. Criteria that the sub-adviser may consider in determining stock selection include: low relative valuation, earnings purity, earnings predictability, earnings estimate revision, high profile negative news, market volatility and aberrant price movement. Since these factors have a varying influence on the performance of stock prices, the sub-adviser evaluates the relative importance of each factor on a regular basis to determine the attractiveness of a particular security. The sub-adviser may also consider market indices and its own estimates of competitor portfolio weightings in managing the Fund’s investment portfolio.

As part of the portfolio management of the Fund, the sub-adviser employs Behavioral Finance techniques in an attempt to capitalize on investors’ behavioral biases and mental errors that can result in securities being mispriced. Behavioral Finance is the study of why people do not always behave in an economically rational manner. Economic irrationality typically arises from investors maximizing personal benefit (not wealth), emotional investing, heuristic biases (or “rule of thumb” biases) and cognitive errors. The sub-adviser attempts to exploit investors’ biases and errors that it believes to be recurring and predictable, and to minimize its own susceptibility to these same biases and errors.

An example of applying Behavioral Finance techniques to the Fund’s investment process is when investors over-emphasize recent, vivid events. The term used to describe this error is Availability Bias. Investors often oversell stocks of companies that are faced with a highly publicized negative event, such as a product tampering recall, a lawsuit or a government investigation. While news of this type is bad, it often has a smaller impact on a company’s earnings than is initially feared. As time passes, if investors’ initial worst fears do not materialize, the stock is likely to trade back into a more normal relationship to its earnings stream. The Fund attempts to exploit Availability Bias errors by comparing the stock of a company facing current negative publicity with others that have faced similar situations in the past. A worst-case scenario and likely corresponding stock price is projected and compared to the stock’s current market price. If the comparison is favorable, the stock may be purchased.

The Fund may invest up to 25% of its assets in U.S. dollar- denominated stocks and bonds of foreign companies, including up to 5% of its assets in securities of emerging market companies. The Fund may also invest in hedging instruments, such as options, futures and certain other derivative instruments, to manage investment risk or to serve as a substitute for underlying securities positions. In addition, the Fund may invest up to 10% of its assets in exchange-traded funds, commonly called “ETFs,” to provide liquidity and diversified exposure to the small cap value markets and sectors.

For a more complete description of the securities in which the Fund can invest, please see “Instruments, Investment Techniques and Risks.”

PROSPECTUS

3

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a general decline in the stock market. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Small Company Risk: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company’s financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks, as compared to those of larger firms.

Microcap Company Risk: Investing in microcap companies involves greater risk than investing in small, medium or large capitalization companies because the stocks of microcap companies tend to have greater price volatility and less liquidity than the stocks of larger companies. In addition, microcap companies tend to have smaller financial resources, less information available, more limited business lines and more geographic area concentration.

Investment Style Risk: The possibility that the kinds of securities on which this Fund focuses will underperform other types of investments or the market as a whole.

Non-Diversification Risk: The risk that, as a “non-diversified” fund under the Investment Company Act of 1940, the Fund may hold more concentrated positions in individual issuers than diversified mutual funds, and thereby have greater exposure to risks associated with an individual issuer.

Foreign Securities and Currency Risks: Investing in foreign markets involves greater risk than investing in the United States, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities may be affected by such factors as fluctuations in currency exchange rates, accounting and financial reporting standards that differ from those in the U.S. and that could convey incomplete or inaccurate financial information on companies, smaller and less liquid securities markets, social upheavals and political actions ranging from tax code changes to governmental collapse. Emerging market securities may be even more susceptible to these risks.

Exchange-Traded Funds Risk: Exchange-traded funds charge their own fees and expenses; thus, shareholders of the Fund may bear extra costs, such as duplicative management fees, brokerage commissions and related charges.

If the Fund invests in securities with additional risks, its share-price volatility could be greater and its performance lower. In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay on your investment.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Pursuant to an agreement and plan of reorganization between the Fund and Bailard Cognitive Value Fund (the “Predecessor Fund”), on April 3, 2006 the Fund acquired all the assets and all of the identified liabilities of the Predecessor Fund in exchange for Class M Shares of the Fund (the “Reorganization”). As a result of the Reorganization, the Class M Shares of the Fund are the accounting successor of the Predecessor Fund. Information in this prospectus relating to the Fund for periods prior to the Reorganization, including the performance information shown below, is based on the performance of the Predecessor Fund. Historical performance of the Predecessor Fund is shown because the Fund did not have any operating history prior to the date of the Reorganization. Of course, the Fund’s past performance does not necessarily indicate how it will perform in the future.

This bar chart shows changes in the performance of the Fund’s Class M Shares1 from year to year.*

Best Quarter	Worst Quarter
21.25%	-24.05%
(06/30/03)	(09/30/02)

*The performance information above is based on a calendar year. The Fund’s total return from 1/1/2009 to 9/30/2009 was 16.69%.

1See footnote 1 to performance table on the next page.

PROSPECTUS

HIGHMARK EQUITY FUNDS

Cognitive Value Fund

4

This table compares the Fund’s average annual total returns for periods ending 12/31/08 to those of the S&P SmallCap 600/Citigroup Value Index.

	1 Year	5 Years	Since Inception*
Cognitive Value Fund[1]
Class M Shares[2]
Return Before Taxes	-33.02%	-0.82%	2.15%
Return After Taxes on Distributions	-33.14%	-2.66%	0.89%
Return After Taxes on Distributions and Sale of Fund Shares	-21.30%	-0.73%	1.81%
S&P SmallCap 600/Citigroup Value Index[3] (reflects no deduction for fees, expenses or taxes)	-29.51%	0.83%	3.67%

1The performance shown includes the performance of shares of the Predecessor Fund. The Predecessor Fund was reorganized into the Fund on April 3, 2006.

2After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

3The S&P SmallCap 600/Citigroup Value Index is an index that measures the performance of a selection of stocks from the S&P SmallCap 600 Index (which is composed of 600 U.S. stocks with market capitalizations of $200 million to $1.0 billion upon inclusion in the index and that meet certain investability and financial viability standards) that meet certain value criteria as determined by Standard & Poor’s Corporation and Citigroup, Inc. on the basis of seven value and growth criteria. The Fund’s sub-adviser does not currently use a single index internally to evaluate the performance of the Fund. Instead, a dynamic subset of Morningstar’s universe of small cap stock mutual funds (as well as the S&P SmallCap 600/Citigroup Value Index) is used for performance comparison purposes. You cannot invest directly in an index.

*Since 5/30/01.

FUND INFORMATION

Class	CUSIP	Ticker
Class M	431112416	HCLMX

DID YOU KNOW?

Value stocks are those that the managers believe may be undervalued relative to their earnings, financial strength or other qualities.

The managers consider small capitalization companies to be those companies with market capitalizations within the range of those companies in the S&P SmallCap 600/Citigroup Value Index, although the Fund may invest in companies with market capitalizations that fall outside that range.

The managers consider microcap stocks to be those issued by companies with market capitalizations equal to or smaller than the smallest 15% of those in the S&P SmallCap 600/Citigroup Value Index.

PROSPECTUS

5

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
Class M Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%
Exchange Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses
Class M Shares
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.34%
Acquired Fund Fees and Expenses†	0.01%

Total Annual Fund Operating Expenses††	1.10%
Fee Waivers	0.02%
Net Expenses†††	1.08%

*Applicable to Class M Shares held 30 days or less. Does not include any wire transfer fees, if applicable.

†The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) for the fiscal year ended July 31, 2009.

††The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

†††The Fund’s Adviser has contractually agreed to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in Acquired Funds) for Class M Shares from exceeding 1.07% for the period beginning December 1, 2009 and ending on November 30, 2010. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Class M Shares	$110	$348	$604	$1,338

PROSPECTUS

HIGHMARK EQUITY FUNDS

Enhanced Growth Fund

6

FUND SUMMARY

Investment Goal	To seek long-term capital appreciation
Investment Focus	Common and preferred securities of companies located in the U.S. and abroad
Principal Investment Strategy	Seeks companies with superior sales and earnings growth potential
Share Price Volatility	High
Investor Profile	Long-term investors seeking capital appreciation

INVESTMENT STRATEGY

HighMark Enhanced Growth Fund seeks long-term capital appreciation. To pursue this goal, the Fund will, under normal market conditions, invest its assets primarily in common and preferred securities that the sub-adviser believes have superior sales and earnings growth potential located in the U.S. and abroad. It is expected that, under normal market conditions, the Fund will invest in established companies in the semiconductor, semiconductor equipment, hardware, software, services, communications, and biotechnology sub sectors of the market, and in other industries as needed. The Fund may also invest up to 25% of its assets in U.S. dollar-denominated stocks and bonds of foreign companies, including up to 5% of its assets in securities of emerging market companies.

Using a combination of qualitative and quantitative techniques, the Fund seeks to identify and invest in companies that offer superior sales and earnings growth prospects. The sub-adviser seeks to add value to the Fund’s portfolio through stock selection while maintaining an appropriate risk profile generally relative to the NASDAQ-100 Index. As of September 30, 2009, the market capitalization of companies that issue stocks included in the NASDAQ-100 Index ranged from approximately $2.4 billion to $231 billion. Valuation, earnings growth, revenue growth and earnings sustainability and predictability are the primary factors used in determining stock selection. Since these factors have a varying influence on the performance of stock prices, the sub-adviser evaluates the relative importance of each factor on a regular basis to determine the attractiveness of a particular security. The sub-adviser may also consider market indices and its own estimates of competitor portfolio weightings in managing the Fund’s portfolio.

The Fund may also invest opportunistically in initial public offerings, also called IPOs, and in securities of new public companies that have had their IPO within the last six months. In choosing these companies, the sub-adviser will utilize both public and private information sources to identify attractive candidates. The Fund looks to invest in opportunities to penetrate new and existing markets specifically within the technology, biotechnology and other growth industries. In looking at particular companies, the sub-adviser evaluates the scope of business of a company and its competitive landscape, as well as its management team’s experience.

The Fund may also invest in hedging instruments, such as options, futures and certain other derivative instruments, to manage investment risk or to serve as a substitute for underlying security positions.

For a more complete description of the securities in which the Fund can invest, please see “Instruments, Investment Techniques and Risks.”

PROSPECTUS

7

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Market Risk: The possibility that the Fund’s stock holdings may decline in price because of a general decline in the stock market. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk: The possibility that the kinds of securities on which this Fund focuses will underperform other types of investments or the market as a whole.

Industry/Sector Risk: The risk associated with excessive exposure to any one industry or sector. Because the Fund’s investment universe is currently mainly comprised of securities in the technology and healthcare sectors, the Fund has a heavy weighting in these sectors.

New Public Company Risk: The risks associated with investing in new public companies. These risks include small size, limited financial resources and operating history, dependence on a limited number of products and markets, and lack of management depth.

Non-Diversification Risk: The risk that, as a “non-diversified” fund under the Investment Company Act of 1940, the Fund may hold more concentrated positions in individual issuers than diversified mutual funds, and thereby have greater exposure to risks associated with an individual issuer.

Foreign Securities and Currency Risks: Investing in foreign markets involves greater risk than investing in the United States, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities may be affected by such factors as fluctuations in currency exchange rates, accounting and financial reporting standards that differ from those in the U.S. and that could convey incomplete or inaccurate financial information on companies, smaller and less liquid securities markets, social upheavals and political actions ranging from tax code changes to governmental collapse. Emerging market securities may be even more susceptible to these risks.

If the Fund invests in securities with additional risks, its share-price volatility could be greater and its performance lower. In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes you pay.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Pursuant to an agreement and plan of reorganization between the Fund and Bailard Enhanced Growth Fund (the “Predecessor Fund”), on April 3, 2006 the Fund acquired all the assets and all of the identified liabilities of the Predecessor Fund in exchange for Class M Shares of the Fund (the “Reorganization”). As a result of the Reorganization, the Class M Shares of the Fund are the accounting successor of the Predecessor Fund. Information in this prospectus relating to the Fund for periods prior to the Reorganization, including the performance information shown below, is based on the performance of the Predecessor Fund. Historical performance of the Predecessor Fund is shown because the Fund did not have any operating history prior to the date of the Reorganization. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund’s Class M Shares1 from year to year.*

Best Quarter	Worst Quarter
17.29%	-26.41%
(12/31/02)	(06/30/02)

*The performance information above is based on a calendar year. The Fund’s total return from 1/1/2009 to 9/30/2009 was 43.85%.

1See footnote 1 to performance table on the next page.

PROSPECTUS

HIGHMARK EQUITY FUNDS

Enhanced Growth Fund

8

This table compares the Fund’s average annual total returns for periods ending 12/31/08 to those of the NASDAQ-100 Index.

	1 Year	5 Years	Since Inception*
Enhanced Growth Fund[1]
Class M Shares[2]
Return Before Taxes	-43.84%	-5.92%	-6.36%
Return After Taxes on Distributions	-43.84%	-5.98%	-6.40%
Return After Taxes on Distributions and Sale of Fund Shares	-28.50%	-4.96%	-5.23%
NASDAQ-100 Index[3] (reflects no deduction for fees, expenses or taxes)	-41.89%	-3.76%	-4.94%

1The performance shown includes the performance of shares of the Predecessor Fund. The Predecessor Fund was reorganized into the Fund on April 3, 2006.

2After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

3The NASDAQ-100 Index is a modified capitalization-weighted index that measures the performance of the 100 largest domestic and international non-financial stocks listed on the NASDAQ Stock Market. The Fund’s sub-adviser does not currently use a single index internally to evaluate the performance of the Fund. Instead, a dynamic subset of Morningstar’s universe of specialty technology mutual funds (as well as the NASDAQ-100 Index) is used for performance comparison purposes. You cannot invest directly in an index.

*Since 5/30/01.

FUND INFORMATION

Class	CUSIP	Ticker
Class M	431112366	HEGMX

PROSPECTUS

9

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
Class M Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)*	0.00%

Annual Fund Operating Expenses
Class M Shares
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.31%

Total Annual Fund Operating Expenses	1.06%
Fee Waivers	0.01%
Net Expenses†	1.05%

*Does not include any wire transfer fees, if applicable.

†The Fund’s Adviser has contractually agreed to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) for Class M Shares from exceeding 1.05% for the period beginning December 1, 2009 and ending on November 30, 2010. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Class M Shares	$107	$336	$584	$1,293

PROSPECTUS

HIGHMARK EQUITY FUNDS

International Opportunities Fund

10

FUND SUMMARY

Investment Goal	To seek long-term capital appreciation
Investment Focus	Common stocks of foreign companies
Principal Investment Strategy	Top-down country and stock selection using a multifactor approach
Share Price Volatility	Moderate to High
Investor Profile	Long-term investors seeking capital appreciation

INVESTMENT STRATEGY

HighMark International Opportunities Fund seeks long-term capital appreciation. To pursue this goal, the Fund will, under normal market conditions, invest its assets primarily in the equity securities of issuers located in developed and, to a lesser extent, emerging market countries around the world. It will normally invest in established companies in Europe, the United Kingdom, Japan, Asia, Australia and Canada, among other areas. Under normal market conditions, the Fund’s holdings will be spread across multiple industries and geographic regions.

The Fund employs a disciplined, quantitative approach that focuses first on country selection and then on stock selection within individual countries. A multifactor model is used to rank countries according to their characteristics, including various measures of value, growth, momentum and risk. The relative weighting among these characteristics changes over time according to changes in the overall conditions across global markets. The Fund’s sub-adviser systematically tracks these changes in overall conditions using various measures of monetary liquidity, sentiment, risk aversion and risk premia. As conditions change, the model changes the relative weights of the selection factors that generate the rankings. The sub-adviser’s stock selection models are based on the same principles, but instead of looking at global conditions to set the relative weights of selection factors, the models use local conditions. Because economies are not synchronized, different types of stocks will be preferred in different countries, according to local conditions, such as the stage of the business cycle. The sub-adviser generally overweights those countries and companies that appear to be the most attractive and underweights those countries and companies that appear to be the least attractive. The sub-adviser aims to remain broadly neutral with respect to sectors. In overweighting and underweighting, the sub-adviser may consider global market indices and its own estimates of competitor portfolio weightings.

In addition to the foregoing, the Fund may invest in:

•

Equity securities, such as common and preferred stocks, of foreign issuers. The Fund may also invest in equity securities of U.S. companies. Ordinarily, the Fund will invest at least 65% of its assets in equity securities of companies from at least three countries other than the U.S.

•

Hedging instruments, such as forward foreign currency contracts (including forward foreign currency cross hedges, options, futures and certain other derivative instruments), to manage investment risks or to serve as a substitute for underlying securities or currency positions. Such instruments will principally be used for hedging and risk management purposes.

The Fund may also invest up to 10% of its assets in exchange-traded funds, commonly called “ETFs,” to provide diversified exposure to different international markets and sectors.

The Fund may engage in currency hedging to help protect its international stock investments from the risk of a strong U.S. dollar.

For a more complete description of the securities in which the Fund can invest, please see “Instruments, Investment Techniques and Risks.”

PROSPECTUS

11

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Market Risk: The possibility that the Fund’s stock holdings will decline in price because of a general decline in the stock markets. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Foreign Securities and Currency Risks: Investing in foreign markets involves greater risk than investing in the United States, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities may be affected by such factors as fluctuations in currency exchange rates, accounting and financial reporting standards that differ from those in the U.S. and that could convey incomplete or inaccurate financial information on companies, smaller and less liquid securities markets, social upheavals and political actions ranging from tax code changes to governmental collapse. Emerging market securities may be even more susceptible to these risks.

Hedging Risk: The risk that derivative instruments, to the extent employed to protect against the increase or decrease in the value of a particular currency (“cross hedging”), will not have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. The use of derivatives in cross hedging transactions may also increase losses in the event of imperfect correlation between the change in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge. In addition, it is not always possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Investment Style Risk: The possibility that the kinds of stocks on which this Fund focuses will underperform other types of investments or the market as a whole.

Non-Diversification Risk: The risk that, as a “non-diversified” fund under the Investment Company Act of 1940, the Fund may hold more concentrated positions in individual issuers than diversified mutual funds, and thereby have greater exposure to risks associated with an individual issuer.
Exchange-Traded Funds Risk: Exchange-traded funds charge their own fees and expenses; thus, shareholders of the Fund may bear extra costs, such as duplicative management fees, brokerage commissions and related charges.

If the Fund invests in securities with additional risks, its share-price volatility could be greater and its performance lower. In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Pursuant to an agreement and plan of reorganization between the Fund and Bailard International Equity Fund (the “Predecessor Fund”), on April 3, 2006 the Fund acquired all the assets and all of the identified liabilities of the Predecessor Fund in exchange for Class M Shares of the Fund (the “Reorganization”). As a result of the Reorganization, the Class M Shares of the Fund are the accounting successor of the Predecessor Fund. Information in this prospectus relating to the Fund for periods prior to the Reorganization, including the performance information shown below, is based on the performance of the Predecessor Fund. Historical performance of the Predecessor Fund is shown because the Fund did not have any operating history prior to the date of the Reorganization. Of course, the Fund’s past performance does not necessarily indicate how it will perform in the future.

This bar chart shows changes in the performance of the Fund’s Class M Shares1 from year to year.*

Best Quarter	Worst Quarter
24.34%	-22.29%
(12/31/99)	(09/30/08)

*The performance information above is based on a calendar year. The Fund’s total return from 1/1/2009 to 9/30/2009 was 26.55%.

1See footnote 1 to performance table on the next page.

PROSPECTUS

HIGHMARK EQUITY FUNDS

International Opportunities Fund

12

This table compares the Fund’s average annual total returns for periods ending 12/31/08 to those of the MSCI All Country World ex-U.S. Index.

	1 Year	5 Years	10 Years	Since Inception*
International Opportunities Fund[1]
Class M Shares[2]
Return Before Taxes	-44.88%	3.76%	2.40%	6.94%
Return After Taxes on Distributions	-45.30%	2.73%	1.42%	4.67%
Return After Taxes on Distributions and Sale of Fund Shares	-28.65%	3.23%	1.87%	4.93%
MSCI All Country World ex-U.S. Index[3] (reflects no deduction for fees, expenses or taxes)	-45.24%	3.00%	2.27%	— **

1The performance shown includes the performance of shares of the Predecessor Fund. The Predecessor Fund was reorganized into the Fund on April 3, 2006.

2After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

3The MSCI All Country World ex-U.S. Index is an index that measures the performance of equities available to foreign investors in 44 developed and emerging market countries outside of the United States. The returns for this index are given in U.S. dollar terms, gross of withholding taxes on foreign income. The Fund’s sub-adviser does not currently use a single index internally to evaluate the performance of the Fund. Instead, a dynamic subset of Morningstar’s universe of large cap blended value/growth international stock mutual funds (as well as the MSCI All Country World ex-U.S. Index) is used for performance comparison purposes. You cannot invest directly in an index.

*Since 9/04/79. The performance figures have been restated to reflect the deduction of an advisory fee at an assumed 1% annual rate from inception to 9/30/93.

**Index did not exist.

FUND INFORMATION

Class	CUSIP	Ticker
Class M	431112499	HIOMX

PROSPECTUS

13

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
Class M Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)*	2.00%
Exchange Fee (as a percentage of amount redeemed, if applicable)*	2.00%

Annual Fund Operating Expenses
Class M Shares
Investment Advisory Fees	0.95%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.36%
Acquired Fund Fees and Expenses†	0.01%

Total Annual Fund Operating Expenses††	1.32%
Fee Waivers	0.00%
Net Expenses†††	1.32%

*Applicable to Class M Shares held 30 days or less. Does not include any wire transfer fees, if applicable.

†The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles (“Acquired Funds”) for the fiscal year ended July 31, 2009.

††The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds.

†††The Fund’s Adviser has contractually agreed to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in Acquired Funds) for Class M Shares from exceeding 1.32% for the period beginning December 1, 2009 and ending on November 30, 2010. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future total return.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Class M Shares	$134	$418	$723	$1,590

PROSPECTUS

HIGHMARK FUNDS

14

SHAREOWNER GUIDE – HOW TO INVEST IN HIGHMARK FUNDS

Before you invest, we encourage you to carefully read the Fund profiles included in this prospectus and consider which Funds are appropriate for your particular financial situation, risk tolerance and goals. As always, your financial representative can provide you with valuable assistance in making this decision. He or she can also help you choose which of the Fund Share classes we offer is right for you.

Choosing a Share Class

HighMark Funds offers different classes of Fund Shares, each of which has different expenses and other characteristics. Only one class of Fund Shares, Class M Shares, is offered in this prospectus. To choose the one that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. The following are some of the main characteristics of HighMark Funds’ Class M Shares.

Class M Shares

•	No sales charge.

•	No Distribution (12b-1) fees.

•

Available only to clients of Bailard, Inc., employees and officers of Bailard, Inc. and their families and friends, and investors who at the time of the proposed purchase are existing Class M shareholders of a Fund.

The Funds also offer Class A and Class C Shares (collectively Retail Shares) and Fiduciary Shares. Each of these classes has its own expense structure. Fiduciary Shares are available only to financial institutions, fiduciary clients of Union Bank, N.A., and certain other qualified investors. Retail Shares are available to non-fiduciary clients of Union Bank, N.A., who are not otherwise eligible for Fiduciary Shares. Call us at 1-800-433-6884 for more details.

Payments to Financial Firms

Your broker, dealer, financial adviser or other financial intermediaries may receive certain payments and compensation described below. These arrangements may apply to any or all of your Shares, including but not limited to, Shares held through retirement plans. For purposes of the following, “financial firms” means brokers, dealers, financial advisers and other financial intermediaries, including UnionBanc Investment Services LLC and other affiliates of HighMark Capital Management, Inc. through which you purchase your Shares.

Marketing Support Payments. HighMark Capital Management, Inc. may also make payments from its own assets to financial firms that sell HighMark Funds. The amounts of these payments may vary from time to time. Speak with your financial adviser to learn more about these payments.

Payments for Distribution and Shareholder Services. In addition to the foregoing marketing support payments, HighMark Capital Management, Inc., directly or through an agent, also pays out of its own assets compensation to financial firms for the sale and distribution of the Shares of any of the Funds and/or for the servicing of Shares of any of the Funds. These payments made by HighMark Capital Management, Inc. may be made to supplement commissions paid to financial firms, and may take the form of (1) due diligence payments for a financial firm’s examination of the Funds and payments for employee training and education relating to the Funds; (2) listing fees for the placement of the Funds on a financial firm’s list of mutual funds available for purchase by its clients; (3) fees for providing the Funds with “shelf space” and/or a higher profile for a financial firm’s financial consultants and their customers and/or placing the Funds on the financial firm’s preferred or recommended list; (4) marketing support fees for providing assistance in promoting the sale of Shares; (5) payments in connection with attendance at sales meetings for the promotion of the sale of Shares; (6) payments for maintaining shareholder accounts on a financial firm’s platform; and (7) payments for the sale of Shares and/or the maintenance of share balances.

Payments made by HighMark Capital Management, Inc. or its agents to a financial firm also may be used by the financial firm to pay for the travel expenses, meals, lodging and entertainment of the firm’s salespersons and guests in connection with education, sales and promotional programs. These programs, which may be different for different financial firms, will not change the price an investor will pay for Shares or the amount that a Fund will receive for the sale of Shares.

A number of factors are considered in determining the amount of these additional payments, including each financial firm’s HighMark Funds sales and total assets, and the financial firm’s willingness to give HighMark Capital Management, Inc. or the Funds’ distributor access to its financial advisers for educational purposes. At times, the financial firm might include the Funds on a “select” or “preferred” list. HighMark Capital Management, Inc.’s goals include educating the investment advisers about the Funds so that they can provide suitable information and advice to prospective investors and shareholders of the Funds.

PROSPECTUS

15

For the calendar year 2008, the financial firms that received these additional payments, which totaled approximately $3.0 million, from HighMark Capital Management, Inc. include (but are not necessarily limited to) the following:

AIG Financial Advisors, Inc.	Meyers Meighan Wealth Mgmt Group
American Investors Co.	MG Trust Co LLC
American Portfolio Financial Services	Mid Atlantic Inst’l Shares, Inc.
Amprise Advisor Services Inc.	Money Concepts Capital Corp.
Ameriprise Financial Services, Inc.	Morgan Keegan & Co.
Ameritrade Inc.	Morgan Peabody
AXA Advisors, LLC	Morgan Stanley Dean Witter
Bogacz Tax & Financial Services	MS & Co. Inc.
Brookstreet Securities Corp.	Mutual Service Corp.
Capital Financial Group	National Financial Services, Corp.
Capital Financial Services	National Planning Corp.
Centaurus Financial, Inc.	National Securities Corporation
Charles Schwab	Nationwide Planning Assoc., Inc.
Citigroup Global Markets, Inc.	New England Securities
Commonwealth Financial Network	Next Financial Group, Inc.
Comprehensive Financial Advisors	OFG Financial Services Inc.
Crowell, Weeden & Co	Oppenheimer & Co. Inc.
Crown Capital Securities, LP	Pacific West Sec Inc.
D A Davidson	Penson Financial Services
E*Trade	Pershing LLC
Emmett A Larkin	Pitcarin
Ensemble Financial Services, Inc.	Portfolio Brokerage Services Inc.
ePlanning Securities, Inc.	Prime Vest Financial Services
Express Securities Inc.	ProEquities Inc.
Farmers Financial Solutions LLC	Prudential Investment Mgmt Srvcs
Ferris, Baker Watts, Inc.	Prudential Insurance Co of America
Financial Advisors of America LLC	QA3 Financial Corp.
Financial Network Investment Corp.	Questar Capital Corporation
Financial Services Corporation	Raymond James & Associates, Inc.
Fintegra Financial Solutions	Raymond James Financial Services
Fintegra LLC	RBC Capital Markets Corporation
First Allied Securities, Inc.	RBC Dain Rauscher, Inc.
First Clearing LLC	RBC Wealth Management
First Southwest Company	Ridge Clearing & Outsourcing
Fitzgerald Financial Services	Robert W. Baird & Co.
Foothill Securities, Inc.	Royal Alliance Associates
Fortune Financial Services, Inc.	Scottrade, Inc.
FSC Securities Corporation	Sears Investment Services, Inc.
Geneos Wealth Management, Inc.	Securities America
Girard Securities, Inc.	Securities Services Network, Inc.
Green Wealth Management	SEI Investments Distribution Co
Gunn Allen Financial	SII Investments Inc.
H&R Block Financial Advisors, Inc.	Silver Oaks Securities Inc.
H. Beck, Inc.	Southwest Securities
Harvest Capital LLC	Sterne Agee & Leach
Heritage Financial	Stifel, Nicolaus & Co., Inc.
Independent Financial Group LLC	Sympro
Invest Financial Corporation	TCAdvisors Network
Investacorp, Inc.	The Musuneggi Financial Group
Investors Capital Corp.	UBS Financial Services, Inc.
Investors Security Co., Inc.	UnionBanc Investment Services LLC
J P Turner & Co LLC	United Equity Securities Inc.
J. W. Cole Financial, Inc.	United Planners Financial
Janney Montgomery Scott	USA Financial Securities Corp.
Jefferson Pilot Securities Corp.	VSR Financial Services
Legend Equities Corporation	Wachovia Securities LLC
Legent Clearing Corp.	Wedbush Morgan Securities
Lincoln Financial Securities	Wells Fargo Bank
Linsco Private Ledger	Wells Fargo Investments LLC
Managed Financial Broker Service	Western International Securities
Managed Financial Services Corp.	WRP Investments, Inc.
Mesirow Financial

HighMark Capital Management, Inc. may have established relationships with other financial firms since the end of 2008 in which these additional payments are made. Speak with your financial adviser to learn whether his or her firm has such a relationship.

Pursuant to the terms of an agreement between HighMark Capital Management, Inc. and HighMark Funds’ distributor, HighMark Capital Management, Inc. makes payments to the distributor for distribution services related to the Funds.

If investment advisers, administrators, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular Share class over other Share classes. Speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Funds, HighMark Capital Management, Inc. and by sponsors of other mutual funds he or she may recommend to you. You should also consider disclosures made by your financial adviser at the time of purchase. HighMark Capital Management, Inc. and/or a Fund’s sub-adviser do not consider sales of Shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. However, some broker-dealers that sell Shares of the Funds may receive commissions from a Fund in connection with the execution of the Fund’s portfolio transactions.

Opening an Account

1.	Read this prospectus carefully.

2.	Determine how much money you want to invest. The minimum investments for Class M Shares of the Funds are as follows:

• Initial Purchase:	$5,000 for each Fund
$100 for each Fund for Automatic Investment Plan
• Additional Purchases:	$100 for each Fund
$100 monthly minimum per HighMark Fund for Automatic Investment Plan

We may waive these initial and additional investment minimums for purchases made in connection with Individual Retirement Accounts, Keoghs, payroll deduction plans or 401(k) or similar plans. Financial intermediaries may aggregate accounts to meet investment minimum.

The minimum initial investment for employees and officers of the Funds’ sub-adviser and their families and friends is $2,000.

3.	Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or

PROSPECTUS

HIGHMARK FUNDS

16

power of attorney accounts. For more information, please contact your financial representative or call us at 1-800-433-6884.

4.	You and your financial representative can initiate any purchase, exchange or sale of Shares.

5.	Customer Identification and Verification. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you, which information may include your social security number or taxpayer identification number. This information will be verified to ensure the identity of all persons opening an account.

HighMark Funds is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, HighMark Funds is required to collect documents to fulfill its legal obligations. Documents provided in connection with your application will be used solely to establish and verify customer identity, and HighMark Funds shall have no obligation with respect to the terms of any such document.

Attempts to collect the missing information required on the application will be performed by contacting either you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of HighMark Funds (e.g., 72 hours), which may change from time to time, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.

However, HighMark Funds reserves the right to close your account at the then-current day’s price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of HighMark Funds (e.g., 96 hours), which may change from time to time. If HighMark Funds is unable to verify your identity, it reserves the right to liquidate your account at the then-current day’s price and remit proceeds to you via check. HighMark Funds reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund Shares and will be subject to corresponding tax implications.

HighMark Funds and the Funds’ Adviser reserve the right, in their sole discretion, to reject any purchase order for any reason.

BUYING SHARES

By Check

Opening an account

•	Make out a check for the investment amount, payable to “HighMark Funds.”

•	Deliver the check and your completed application to your financial representative, or mail them to our Transfer Agent (see address below).

Adding to an account

•	Make out a check for the investment amount, payable to “HighMark Funds.”

•	Include a note specifying the fund name, your share class, your account number and the name(s) in which the account is registered.

•	Deliver the check and your note to your financial representative, or mail them to our Transfer Agent.

Transfer Agent Address:

HighMark Funds

P.O. Box 8416

Boston, MA 02266-8416

Phone Number: 1-800-433-6884

All purchases made by check should be in U.S. dollars.

Third party checks, credit card checks, traveler’s checks, starter checks, money orders or cash will not be accepted.

By Wire

Opening an account

•	Deliver your completed application to your financial representative, or mail it to our Transfer Agent (address below).

•	Obtain your Fund account number by calling your financial representative or our Transfer Agent.

•	Instruct your bank to wire the amount of your investment to:

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02101

ABA# 011000028

DDA# 9905-194-8

Specify the Fund name, your choice of share class, the new Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

Adding to an account

•	Call our Transfer Agent before wiring any funds.

•	Instruct your bank to wire the amount of your investment to:

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02101

ABA# 011000028

DDA# 9905-194-8

PROSPECTUS

17

Specify the Fund name, your share class, your Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

Transfer Agent Address:

HighMark Funds

P.O. Box 8416

Boston, MA 02266-8416

Phone Number: 1-800-433-6884

Through Financial Institutions

•	Call your financial institution for information on their procedures for transmitting orders to HighMark Funds.

By Exchange

•	Call us at 1-800-433-6884 or contact your financial representative to request an exchange.

Contact your financial representative for instructions and assistance.

To add to an account using the Automatic Investment Plan, see “Investor Services.”

SELLING SHARES

By Phone

Designed for

•	Accounts for any type, except Individual Retirement Accounts or Roth IRAs.

•	Sales of any amount.

To sell some or all of your Shares

•	To place your order, contact your financial representative or HighMark Funds at 1-800-433-6884 between 8:30 a.m. and 6:00 p.m. Eastern Time on most business days.

By Wire or Electronic Funds Transfer (EFT)

Designed for

•	Requests by letter to sell at least $500 (accounts of any type).

•	Requests by phone to sell at least $500 (accounts of any type excluding IRA and Roth IRA accounts).

To sell some or all of your Shares

•	We will wire amounts of $500 or more on the next business day after we receive your request.

•	Shares cannot be redeemed by wire on Federal holidays restricting wire transfers.

Through Financial Institutions

•	Contact your financial institution to find out more about their procedures for transmitting orders to HighMark Funds.

By Exchange

•	Obtain a current prospectus for the Fund into which you are exchanging by calling us or contacting your financial representative.

•	Call us or contact your financial representative to request an exchange.

Contact your financial representative for instructions and assistance.

To make systematic withdrawals from an account, see “Investor Services.”

Selling Shares in Writing. In certain circumstances, you may need to include a medallion guarantee, which protects you against fraudulent orders. You will need a medallion guarantee if:

you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s) or by wire or the Automated Clearing House (“ACH”) to a bank account other than that on record.

you changed your address of record within the last 30 days.

You should be able to obtain a medallion guarantee from a bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. A notary public CANNOT provide a medallion guarantee.

Receiving Your Money. Normally, we will send you a check for your proceeds as promptly as possible, at the latest within seven calendar days of receiving your redemption order in good order. If, however, you recently purchased Shares in a Fund by check or through the Automatic Investment Plan, you may not receive your redemption proceeds from such Fund until after the check or debit clears, which may take up to 15 days following purchase. While the Fund will delay the processing of your redemption payment until after the check or debit clears, the Shares will be valued at the next determined net asset value after receipt of your redemption order in good order.

Redemption in Kind. The Funds reserve the right to make payment on redemptions in securities rather than cash. If a Fund makes payment on redemptions in securities, you may incur brokerage costs when selling those securities.

Involuntary Sales of Your Shares. Due to the relatively high costs of handling small investments, each Fund reserves the right to redeem your Shares at net asset value (less any applicable contingent deferred sales charge) if your account balance in any Fund drops below the minimum initial purchase amount for any reason other than market fluctuation. This is more likely to occur if you invest only the minimum amount in a Fund and then sell some of your Shares within a fairly short period of time. Before any Fund exercises its right to redeem your Shares, we will notify you in writing at least 60 days in advance to give you time to bring your balance up to or above the minimum.

EXCHANGING SHARES

How to Exchange Your Shares: You may exchange Class M Shares of one HighMark Fund for Class M Shares or Class A Shares of another HighMark Fund (the “new HighMark Fund”), provided that you:

•	Are qualified to invest in the new HighMark Fund.

•	Satisfy the initial and additional investment minimums for the new HighMark Fund.

•	Maintain the minimum account balance for each HighMark Fund in which you invest.

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Your cost for buying shares in the new HighMark Fund is based on the relative net asset values of the shares you are exchanging. You do not have to pay any sales charges on the exchange; however, you may be subject to an exchange fee. See “Redemption Fees and Exchange Fees” below.

An exchange will be treated as a sale for tax purposes.

TRANSACTION POLICIES

Valuation of Shares. A Fund’s net asset value per share of a class is calculated according to the following formula:

(Total market value of the Fund’s investments and other assets allocable to the class—the class’s liabilities)

÷	Total number of the Fund’s Shares outstanding in the class

=	The class’s net asset value per share

We determine the net asset value (NAV) of each Fund as of the close of regular trading on the New York Stock Exchange, normally at 1:00 p.m. Pacific time (4:00 p.m. Eastern time), every business day (as defined below), based on the current market price of the Fund’s securities. If that is not available, we value its securities by using a method that HighMark Funds’ Board of Trustees believes accurately reflects fair value. HighMark Funds’ Board of Trustees reviews and approves HighMark Funds’ written fair valuation procedures in advance of their use. In addition, HighMark Funds’ Board of Trustees periodically reviews valuations to determine if any changes should be made to the fair valuation procedures.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which HighMark Funds calculates net asset value. The closing prices of such securities may no longer reflect their market value at the time HighMark Funds calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that HighMark Funds calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector.

If the Adviser or a sub-adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which HighMark Funds calculates net asset value, it shall immediately notify the sub-administrator and request that a fair value committee (the “Committee”) meeting be called.

In addition, HighMark Funds uses a third party fair valuation vendor (the “Vendor”) for equity securities that are traded primarily on non-U.S. exchanges. The Vendor provides a fair value for such securities based on certain factors and methods, which generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. The Vendor provides fair values if there is a movement in the U.S. market that exceeds a specific threshold (“trigger threshold”) that has been established by the Committee. The Committee also establishes a

“confidence interval”—representing the correlation between the price of a specific foreign security and movements in the U.S. market—before the security will be fair valued based upon the trigger threshold being exceeded. If a trigger threshold is exceeded, HighMark Funds values its non-U.S. securities that exceed the applicable “confidence interval” using the fair values provided by the Vendor.

In the event that a Fund values its securities using the procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used its fair valuation procedures. For further information about how we determine the value of the Funds’ investments, see the Statement of Additional Information (the “SAI”).

Buy and Sell Prices. When you buy Shares of a Fund, the amount you pay per share is based on the net asset value per share of the applicable class of Shares next determined after we receive your order in good order. When you sell Shares of a Fund, the amount of your proceeds are based on the net asset value per share of the applicable class of Shares next determined after we receive your order in good order, minus any applicable redemption fees and/or exchange fees.

Execution of Orders. You may buy and sell Shares of the Funds on any day when the New York Stock Exchange is open for business (hereafter referred to as a “business day”). The New York Stock Exchange is closed on weekends and national holidays.

•

Purchasing Shares by Mail: If you mail us a purchase order, we will execute it as soon as we have received your payment. (Note: If your check does not clear, we will be forced to cancel your purchase and may hold you liable for any losses or fees incurred.)

•

Purchasing Shares by Wire: If you place a purchase order by wire on any business day, we will execute it that day, provided that you have wired the money you wish to invest and it is received by our Transfer Agent prior to the close of regular trading on the New York Stock Exchange, normally at 1:00 p.m. PT (4:00 p.m. ET). If our Transfer Agent does not receive the money you plan to wire by this deadline, the trade will be canceled and you must resubmit the trade at the time the wire is sent.

•

Selling Shares: To sell Shares on any one business day, you must place your redemption order before the close of regular trading on the New York Stock Exchange, normally at 1:00 p.m. PT (4:00 p.m. ET). Otherwise, we will execute your order the following business day.

Our Transfer Agent may accept telephone orders from broker-dealers, and other intermediaries designated by such broker-dealers, who have been previously approved by the Distributor. A Fund will be deemed to have received a purchase order when an approved broker-dealer or its authorized designee accepts such order. It is the responsibility of such broker-dealer to promptly forward purchase or redemption orders to our Transfer Agent. Broker-dealers may charge you a

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transaction-based fee or other fee for their services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealers and not remitted to the Fund.

Anti-Money Laundering Program

Customer identification and verification is part of HighMark Funds’ overall obligation to deter money laundering under Federal law. HighMark Funds has adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, HighMark Funds reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of HighMark Funds management, they are deemed to be in the best interest of the Funds or other series of HighMark Funds or in cases when HighMark Funds is requested or compelled to do so by governmental or law enforcement authorities.

Frequent Purchases and Redemptions of Fund Shares

HighMark Funds’ Board of Trustees has adopted policies and procedures designed to discourage frequent purchases and redemptions of Shares of the Funds or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below.

Risks Associated with Excessive or Short-Term Trading Generally. While HighMark Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund’s Shares dilute the value of Shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund Shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund’s Shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Frequent trading can result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently. Because short-term capital gains are distributed as ordinary income, this would generally increase a shareholder’s tax liability unless the shares are held through a tax-deferred or exempt vehicle. Similarly, a Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect a Fund’s performance.

A Fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 1:00 p.m. Pacific time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in short-term trading strategy to exploit differences in Fund Share prices that are based on closing prices of foreign securities established some time before a Fund calculates its own share price (referred to as “time zone arbitrage”). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will reduce a shareholder’s ability to engage in time zone arbitrage to the detriment of the other shareholders of the Funds.

A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). Funds that may be adversely affected by price arbitrage include, in particular, those Funds that significantly invest in small capitalization securities, technology and other specific industry sector securities, and in certain fixed-income securities.

Redemption Fees and Exchange Fees. As noted in the “Shareholder Fees” tables for each of the Funds, the Cognitive Value Fund and the International Opportunities Fund impose a 2% redemption fee on the proceeds of Class M Shares redeemed 30 days or less after their purchase. The Cognitive Value Fund and the International Opportunities Fund also impose a 2% exchange fee on Class M Shares exchanged 30 days or less after their purchase. The redemption fee and the exchange fee are designed to discourage short-term trading and any proceeds of the fees will be credited to the assets of the applicable Fund.

The fee is imposed to the extent that the number of Fund Shares redeemed or exchanged by a shareholder exceeds the number of Fund Shares that have been held by such

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shareholder more than 30 days. For Shares of a Fund that were acquired by exchange, the holding period is measured from the date the Shares were acquired in the exchange transaction. Shares held the longest will be redeemed or exchanged first.

The redemption or exchange fee is not imposed on transactions by HighMark Income Plus Allocation Fund, HighMark Growth & Income Allocation Fund, HighMark Capital Growth Allocation Fund or HighMark Diversified Equity Allocation Fund. For all accounts, the redemption or exchange fee is not imposed on:

•	Shares redeemed due to death, disability or a qualified domestic relations order;

•	Shares redeemed pursuant to systematic withdrawal programs;

•	transactions involving Shares purchased by means of automated or pre-established purchase plans, including employer or payroll reduction plans;

•	Shares purchased through reinvested distributions;

•	Shares redeemed or exchanged due to plan or Fund terminations or restructurings;

•	Shares redeemed as part of an automated dividend exchange election established in advance of the exchange;

•	Shares redeemed or exchanged pursuant to an automatic, non-discretionary rebalancing program; and

•	Shares converted to another class of Shares within the same fund.

In addition, for retirement plans, the redemption fee is also not imposed on:

•	Shares redeemed in payment of plan/account fees;

•	Shares redeemed as a return of excess contribution amounts or to meet minimum required distributions;

•	Shares redeemed for loans and hardship withdrawals;

•	Shares redeemed due to forfeiture of assets; and

•	Shares redeemed to pay small balance account fees and involuntary redemptions resulting from failure to meet account minimums.

Although the Cognitive Value Fund and the International Opportunities Fund do not normally grant individual waivers of the redemption or exchange fee, the redemption or exchange fee may be waived by HighMark Funds’ Chief Compliance Officer or her designee, based upon a review of the facts and circumstances in a written request for waiver of the redemption or exchange fee. Each Fund reserves the right to modify or eliminate redemption fees and exchange fees at any time in its discretion.

Right to Reject or Restrict Purchase and Exchange Orders. Purchases and exchanges should be made primarily for investment purposes. Each Fund and/or its principal underwriter reserves the right to refuse any purchase or exchange order at any time or to suspend redemptions with respect to any shareholder, including transactions representing excessive trading and transactions accepted by any shareholder’s

financial adviser. In addition, the Funds’ Adviser will use its best efforts to detect short-term trading activity in a Fund’s Shares and reject any purchase, redemption or exchange if, in its judgment, the transaction would adversely affect the Fund or its shareholders. The Adviser, however, will not always be able to detect or prevent market timing activity or other trading activity that may disadvantage a Fund. For example, the ability to monitor trades that are placed by omnibus or other nominee accounts is limited when the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund’s underlying beneficial owners. However, each such financial intermediary is contractually obligated to implement HighMark Funds’ market timing policy and to stop a beneficial owner from trading if so requested by HighMark Funds. If the Adviser reviews a financial intermediary’s market timing policy and concludes that it sufficiently protects HighMark Funds’ shareholders, the Adviser may choose to defer to the financial intermediary’s policy rather than implement HighMark Funds’ policy through that financial intermediary. In the event that the Funds or their agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

Orders through Financial Intermediaries

If you are investing in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or a trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan or a 529 college savings plan that maintains a master account with the Fund for trading on behalf of its customers, the financial intermediary through whom you are investing may choose to adopt different or additional conditions on purchases, redemptions and exchanges of Fund shares to discourage frequent trading and redemptions. Consult your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what conditions may be applicable to you. The Funds are not responsible for the failure of a financial intermediary to carry out its responsibilities.

Disclosure of Portfolio Holdings

The Adviser has established a policy with respect to the disclosure of a Fund’s portfolio holdings. A description of this policy is provided in the SAI. In addition, each Fund’s complete monthly portfolio holdings are generally available to you within 10 business days after the end of the period on HighMark Funds’ web site by clicking on “Our Funds,” selecting the Fund and clicking on “Composition.”

Note that the Funds or the Adviser may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the web site until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

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DISTRIBUTIONS

As a mutual fund shareholder, you may receive capital gains and/or income from your investment. Each of the Funds may periodically declare and pay dividends from net investment income separately for each class of Shares. Each Fund expects to distribute substantially all of its income and capital gains annually. None of the Funds has a targeted dividend rate and none of them guarantees that it will pay any dividends or other distributions.

We will automatically reinvest any income and capital gains distributions you are entitled to in additional Shares of your Fund(s) unless you notify our Transfer Agent that you want to receive your distributions in cash. To notify our Transfer Agent, send a letter with your request, including your name and account number to:

HighMark Funds

P.O. Box 8416

Boston, MA 02266-8416

Your request will become effective for distributions having record dates after our Transfer Agent receives your request. Note that the IRS treats dividends paid in additional Fund Shares the same as it treats dividends paid in cash.

TAXES

Your investments in the Funds may have a number of tax implications. We have summarized some of the main U.S. federal income tax considerations generally applicable to investments by U.S. persons in a Fund. Note, however, that the following is general information and your investment in a Fund may have other tax implications. The information below will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. You can find more information about the potential tax consequences of investments in the Funds in the SAI.

Important Note: if you have not done so already, be sure to provide us with your correct taxpayer identification number or certify that it is correct. Unless we have that information, we must, by law, withhold a portion of the distributions you would otherwise be entitled to receive from your Fund investments as well as a portion of any proceeds you would normally receive from selling Fund Shares.

End-of-Year Tax Statements

We will send you a statement each year showing the federal income tax status of all your distributions. The laws governing taxes change frequently, however, so please consult your tax adviser for the most up-to-date information and specific guidance regarding your particular tax situation including possible foreign, state and local taxes.

Tax Treatment of the Funds

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to U.S. federal income tax at the corporate level on income and gains from investments that are distributed to shareholders. If a Fund were to fail to qualify as a regulated investment company, it would result in fund-level taxation, and consequently, a reduction in income available for distribution to shareholders.

Taxation of Shareholder Transactions

An exchange of a HighMark Fund’s shares for shares of another HighMark Fund will be treated as a sale of the shares exchanged and, as with all sales and redemptions of HighMark Fund shares, any gain resulting from the transaction generally will be subject to U.S. federal income tax, typically as capital gains.

Taxes on Fund Distributions

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Federal Taxes: For federal income tax purposes, distributions of net investment income that you receive from a Fund are generally taxable as ordinary income. Distributions of gains from the sale of investments that a Fund owned for one year or less also will be taxable as ordinary income (regardless of how long you’ve owned Shares in the Fund). For taxable years beginning before January 1, 2011, distributions of investment income properly designated by a Fund as derived from “qualified dividend income,” if any, will be taxed at the rate applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011.

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Taxation of Long-Term Capital Gains: In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains (regardless of how long you’ve owned Shares in the Fund). Long-term capital gain rates have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011.

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“Buying a Dividend”: You may owe taxes on Fund distributions even if they represent income or capital gains the Fund earned before you invested in it and thus were likely included in the price you paid.

•	Reinvestment: A Fund’s distributions are taxable in the manner described above, whether received in cash or reinvested in additional Shares of the Fund.

•	Foreign Tax: A Fund’s investment in non-U.S. securities may be subject to foreign withholding and other taxes. This may

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reduce the return on your investment. Shareholders of all Funds except HighMark International Opportunities Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes. Shareholders of HighMark International Opportunities Fund may be entitled to claim a credit or deduction for their share of foreign taxes paid by the Fund. See the SAI for more information.

•	State and Local Taxes: In addition to federal taxes, you may have to pay state and local taxes on the dividends or capital gains you receive from a Fund.

Special Considerations for Non-U.S. Shareholders: Special tax considerations may apply to foreign shareholders. Please consult the SAI and your tax adviser for additional information.

The tax considerations described above may or may not apply to you. See the SAI for further details. Please consult your tax adviser to help determine whether these considerations are relevant to your investments and tax situation.

INVESTOR SERVICES

Automatic Investment Plan (AIP): AIP allows you to make regular investments in the HighMark Fund(s) of your choice through automatic deductions from your checking account. The monthly minimum per HighMark Fund is $100. AIP is available only to current shareholders who wish to make additional investments to their existing account(s).

To take part in AIP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

Systematic Withdrawal Plan (SWP): HighMark Funds’ Systematic Withdrawal Plan allows you to make regular withdrawals from your account. The minimum withdrawal is $100 per HighMark Fund. You can choose to make these withdrawals on a monthly, quarterly, semi-annual or annual basis. You also have the option of receiving your withdrawals by check or by automatic deposit into your bank account.

To participate in SWP, you must:

•	Have at least $5,000 in your HighMark Fund(s) account and

•	Have your dividends automatically reinvested.

Before you sign up for SWP, please note the following important considerations:

SWP via check will only run on the 25th of each month. SWP via the ACH can be run on any date. If your automatic withdrawals through SWP exceed the income your HighMark Fund(s) normally pay, your withdrawals may, over time, deplete your original investment — or exhaust it entirely if you make large and frequent withdrawals. Fluctuations in the net asset value per Share of your HighMark Fund(s) may also deplete your principal.

To take part in SWP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (which may require a medallion guarantee).

Please contact HighMark Funds at 1-800-433-6884 for more information.

MORE ABOUT HIGHMARK FUNDS

INVESTMENT MANAGEMENT

Investment Adviser

HighMark Capital Management, Inc. serves as investment adviser of each series of HighMark Funds and manages its investment portfolios on a day-to-day basis under the supervision of HighMark Funds’ Board of Trustees. HighMark Capital Management, Inc. also serves as the administrator of each series of HighMark Funds.

HighMark Capital Management, Inc. is a subsidiary of Union Bank, N.A., which is a subsidiary of UnionBanCal Corporation. UnionBanCal Corporation is wholly-owned by The Bank of Tokyo-Mitsubishi UFJ, Ltd. (BTMU). BTMU is in turn a wholly-owned subsidiary of Mitsubishi UFJ Financial Group, Inc. As of September 30, 2009, HighMark Capital Management, Inc. had approximately $17.3 billion in assets under management. HighMark Capital Management, Inc. (and its predecessors) has been providing investment management services to individuals, institutions and large corporations since 1919.

Over the past fiscal year, the Funds paid the following advisory fees to HighMark Capital Management, Inc.:

Fund	% of Net Assets
Cognitive Value Fund	0.69%	*
Enhanced Growth Fund	0.70%	*
International Opportunities Fund	0.92%	*

*A portion of the advisory fees is used to pay the Fund’s sub-adviser.

A discussion regarding the basis for HighMark Fund’s Board of Trustees approving the advisory agreement and sub-advisory agreements with respect to the Funds is available in HighMark Funds’ Annual Report to shareholders for the fiscal year ending July 31, 2009.

Sub-Adviser

Bailard, Inc. (“Bailard”) serves as the sub-adviser to each of the Funds. Under investment sub-advisory agreements between Bailard and HighMark Capital Management, Inc., Bailard makes day-to-day investment decisions for each of the Funds, subject to the supervision of, and policies established by, HighMark Capital Management, Inc. and the Trustees of HighMark Funds. Prior to serving as sub-adviser to the Funds, Bailard was the adviser to each Fund’s Predecessor Fund.

Bailard is a registered investment adviser under the Investment Advisers Act of 1940 and is organized as a California corporation. As of September 30, 2009, Bailard had approximately $1.5 billion in assets under management.

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Other Arrangements

HighMark Funds and HighMark Capital Management, Inc. are in the process of seeking an exemptive order from the Securities and Exchange Commission (the “SEC”) granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which HighMark Capital Management, Inc. will, subject to the supervision and approval of HighMark Funds’ Board of Trustees, be permitted, with respect to HighMark Funds that may have sub-advisers from time to time, to enter into and materially amend sub-advisory agreements with sub-advisers unaffiliated with HighMark Capital Management, Inc. without such agreements being approved by the shareholders of the applicable Fund. HighMark Funds’ Board of Trustees and HighMark Capital Management, Inc. will therefore have the right to hire, terminate or replace sub-advisers without first obtaining shareholder approval, including in the event that a sub-advisory agreement has automatically terminated as a result of an assignment. HighMark Capital Management, Inc. will continue to have the ultimate responsibility to oversee each sub-adviser and recommend its hiring, termination and replacement. There can be no guarantee that HighMark Funds and HighMark Capital Management, Inc. will obtain this order from the SEC. Shareholders will be notified of any changes in sub-advisers. Shareholders of a Fund have the right to terminate a sub-advisory agreement for a Fund at any time by a vote of the majority of the outstanding securities of such Fund.

In addition to the asset based sub-advisory fee, HighMark Capital Management, Inc. has agreed to make certain periodic payments, out of its own resources, to the sub-adviser. The amount of these additional payments will be based on the average daily net assets of the Class M Shares of each Fund held by the sub-adviser’s clients. Clients of the sub-adviser pay investment advisory fees to the sub-adviser in connection with the management of the clients’ assets, a portion of which may be invested in one or more of the Funds. The sub-adviser has agreed with its clients that the amount of the advisory fee paid by the client (whether directly to the sub-adviser or indirectly through the sub-adviser’s management of investment vehicles in which the client invests) will equal a fixed percentage of the value of the client’s account with the sub-adviser. As a result, the direct fee that the sub-adviser receives from its clients will be reduced by the amount of the investment advisory fee (i.e., the fee paid to HighMark Capital Management, Inc.) that such clients indirectly incur as shareholders of the Fund. The additional payments by HighMark Capital Management, Inc. are intended to allow the sub-adviser to reduce the amount of advisory fees that its clients directly incur, as it has done historically, so that these clients do not bear investment advisory fees greater than those agreed to between the client and the sub-adviser. These periodic payments, which are solely the obligation of HighMark Capital Management, Inc. are separate from and in addition to the subadvisory fees described above. From August 1, 2008 through July 31, 2009, HighMark Capital Management, Inc. made payments of this type to the sub-adviser totaling approximately $1,157,000.

Portfolio Managers

Anthony Craddock has been a member of the portfolio management team for the International Opportunities Fund since 2006. Prior to becoming a portfolio manager for the Fund, he supported the portfolio managers of international equity funds advised or sub-advised by Bailard, Inc. He also served as Bailard’s performance analyst. He is a Senior Vice President of Bailard, Inc. and has been with Bailard, Inc. since 1997.

Peter M. Hill has been a member of the portfolio management team for the International Opportunities Fund since 2006. Mr. Hill joined Bailard, Inc. in 1985 and was its Chief Investment Officer from 1996 until 2008. As Chief Investment Officer, Mr. Hill oversaw the management of Bailard International Equity Fund, the Fund’s Predecessor Fund, along with the other investment products managed by Bailard, Inc. In January 2008, Mr. Hill was appointed Chief Executive Officer of Bailard, Inc. In addition, he is an officer and/or director of certain affiliates of Bailard, Inc. Mr. Hill formerly served as Chairman of the Board of Directors of Bailard Opportunity Fund Group, Inc.

Eric P. Leve, CFA, has been a member of the portfolio management team for the International Opportunities Fund since 2006. He was previously a manager of global bonds and has assisted Bailard, Inc. in global strategy. He is a Senior Vice President of Bailard, Inc. and a co-manager of Bailard, Inc.’s separate account bond portfolios. He has been with Bailard, Inc. since 1987.

Thomas J. Mudge III, CFA, has been primarily responsible for the day-to-day management of the Cognitive Value Fund since 2006 and the lead portfolio manager of its portfolio management team since 2007. Prior to the Reorganization, he was the portfolio manager of Bailard Cognitive Value Fund, the Fund’s Predecessor Fund. He is a Senior Vice President of Bailard, Inc. and has been part of Bailard, Inc.’s domestic equity management team since 1987.

George Y. Sokoloff, PhD, CFA, has been a member of the portfolio management team for the Cognitive Value Fund since 2007. He is the Director of Quantitative Research and a Senior Vice President of Bailard, Inc. He joined Bailard, Inc. in 2006 as a research analyst specializing in the development of new quantitative models. Prior to that, Dr. Sokoloff developed quantitative stock selection models for StarMine.

Sonya Thadhani, CFA, has been primarily responsible for the day-to-day management of the Enhanced Growth Fund since 2006. Prior to the Reorganization, she had been the portfolio manager of Bailard Enhanced Growth Fund, the Fund’s Predecessor Fund, since March 2005. She is Chief Investment Officer of Bailard, Inc. and joined Bailard, Inc.’s domestic equity management team in 1994.

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The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

Other HighMark Funds

In addition to the Funds, HighMark Funds currently offers different classes of shares in twenty-six separate investment portfolios. These portfolios are as follows:

HighMark Balanced Fund,

HighMark Core Equity Fund,

HighMark Equity Income Fund,

HighMark Fundamental Equity Fund,

HighMark Geneva Mid Cap Growth Fund,

HighMark Geneva Small Cap Growth Fund,

HighMark Large Cap Growth Fund,

HighMark Large Cap Value Fund,

HighMark NYSE Arca Tech 100 Index Fund,

HighMark Small Cap Advantage Fund,

HighMark Small Cap Value Fund,

HighMark Value Momentum Fund,

HighMark Bond Fund,

HighMark Short Term Bond Fund,

HighMark California Intermediate Tax-Free Bond Fund,

HighMark National Intermediate Tax-Free Bond Fund,

HighMark Wisconsin Tax-Exempt Fund,

HighMark 100% U.S. Treasury Money Market Fund,

HighMark California Tax-Free Money Market Fund,

HighMark Diversified Money Market Fund,

HighMark Treasury Plus Money Market Fund,

HighMark U.S. Government Money Market Fund,

HighMark Income Plus Allocation Fund,

HighMark Growth & Income Allocation Fund,

HighMark Capital Growth Allocation Fund, and

HighMark Diversified Equity Allocation Fund.

Shares of these other investment portfolios, none of which currently offer Class M Shares, are offered in separate prospectuses. For more information, please call 1-800-433-6884.

“Archipelago®”, “ARCA®”, “ARCAEX®”, “NYSE®”, “NYSE ARCA(SM)” and “NYSE Arca Tech 100(SM)” are trademarks of the NYSE Group, Inc. and Archipelago Holdings, Inc. and have been licensed for use by HighMark Funds. HighMark NYSE Arca Tech 100 Index Fund is not sponsored, endorsed, sold or promoted by Archipelago Holdings, Inc. or by NYSE Group, Inc. Neither Archipelago Holdings, Inc. nor NYSE Group, Inc. makes any representation or warranty regarding the advisability of investing in securities generally, HighMark NYSE Arca Tech 100 Index Fund particularly or the ability of the NYSE Arca Tech 100 Index to track general stock market performance.

Archipelago Holdings, Inc. (“Arca”) makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the NYSE Arca Tech 100 Index or any data included therein. In no event shall Arca have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the past 5 years or, if shorter, the period of a Fund’s operations. Certain information reflects financial results for a single Fund share. The following tables have been derived from financial statements audited by the Predecessor Funds’ independent registered public accounting firm (with respect to periods ended September 30, 2005 or prior), and Deloitte & Touche LLP, as noted in its report dated September 25, 2009 (with respect to periods after September 30, 2005). This report, along with the Funds’ financial statements, is incorporated by reference in the SAI, which is available upon request.

		Investment Activities			Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)*	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	Total from Operations	Net Investment Income	Capital Gains	Total From Dividends and Distributions	Redemption Fees		Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Cognitive Value Fund
Class M Shares
For the periods ended July 31,:
2009	$10.22	$0.083	$(2.345)	$(2.262)	$(0.088)	$—	$(0.088)	$—	#	$7.87	(22.02)%	$67,711	1.02%		1.09%		1.12%	141%
2008	13.02	0.084	(1.407)	(1.323)	(0.097)	(1.380)	(1.477)	—	#	10.22	(10.98)	91,371	1.01		1.03		0.75	109
2007	13.02	0.088	1.465	1.553	(0.059)	(1.494)	(1.553)	—		13.02	11.98	103,295	0.94		0.97		0.65	103
For the ten month period ended July 31,†:
2006	13.59	0.056	1.155	1.211	(0.033)	(1.748)	(1.781)	—		13.02	10.13	91,652	1.00	**	1.02	**	0.51 **	76
For the periods ended September 30,:
2005	12.79	0.03	2.08	2.11	(0.03)	(1.28)	(1.31)	—		13.59	17.14	86,500	1.09		1.09		0.25	59
2004	10.56	0.01	2.22	2.23	—	—	—	—		12.79	21.12	73,300	1.14		1.14		0.06	76
Enhanced Growth Fund
Class M Shares
For the periods ended July 31,:
2009	$9.27	$0.009	$(1.209)	$(1.200)	$—	$—	$—	$—		$8.07	(12.84)%	$65,867	1.00%		1.06%		0.13%	24%
2008	10.24	(0.026)	(0.944)	(0.970)	—	—	—	—		9.27	(9.47)	122,424	0.98		1.01		(0.26)	21
2007	8.07	(0.035)	2.205	2.170	—	—	—	—		10.24	26.89	137,818	0.93		0.97		(0.37)	40
For the ten month period ended July 31,†:
2006	8.78	(0.034)	(0.676)	(0.710)	—	—	—	—		8.07	(8.09)	120,694	0.97	**	0.98	**	(0.46)**	53
For the periods ended September 30,:
2005	7.89	0.03	0.94	0.97	(0.08)	—	(0.08)	—		8.78	12.24	129,300	1.00		1.00		0.37	8
2004	7.33	(0.07)	0.63	0.56	—	—	—	—		7.89	7.64	67,200	1.11		1.11		(0.84)	14
International Opportunities Fund
Class M Shares
For the periods ended July 31,:
2009	$8.48	$0.124	$(2.343)	$(2.219)	$(0.116)	$(0.145)	$(0.261)	$—	#	$6.00	(25.55)%	$134,220	1.27%		1.31%		2.22%	134%
2008	9.93	0.187	(1.112)	(0.925)	(0.161)	(0.364)	(0.525)	—	#	8.48	(10.05)	232,701	1.23		1.25		1.98	86
2007	8.52	0.139	2.229	2.368	(0.129)	(0.829)	(0.958)	—		9.93	29.48	273,474	1.17		1.21		1.51	32
For the ten month period ended July 31,†:
2006	7.54	0.095	1.219	1.314	(0.146)	(0.188)	(0.334)	—		8.52	17.96	202,134	1.25	**	1.27	**	1.41 **	48
For the periods ended September 30,:
2005	5.79	0.07	1.73	1.80	(0.05)	—	(0.05)	—		7.54	31.32	170,000	1.45		1.45		1.13	74
2004	4.79	0.05	1.00	1.05	(0.05)	—	(0.05)	—		5.79	21.95	158,800	1.35		1.35		0.92	69

Amounts designated as “—” are either $0 or have been rounded to $0.

*	Per share amounts calculated using average shares method.
**	Annualized.
†	On April 3, 2006, HighMark Funds acquired the assets and assumed the identified liabilities of Bailard Cognitive Value Fund, Bailard Enhanced Growth Fund and Bailard International Equity Fund (the “Bailard Funds”). The fiscal year end of the Bailard Funds, the predecessor funds to HighMark Cognitive Value Fund, HighMark Enhanced Growth Fund and HighMark International Opportunities Fund, was September 30. The fiscal year end of the successor HighMark Funds is July 31.
††	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
#	Amount represents less than $0.001.

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INSTRUMENTS, INVESTMENT TECHNIQUES AND RISKS

No Fund is a complete investment program. The investment objectives or goals of the Funds and the investment policies of the Funds can be changed without shareholder approval, except for the policies that are identified as “fundamental” in the SAI.

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Funds use, as well as the main risks they pose. Equity securities are subject mainly to market risk. Fixed-income securities are subject primarily to market, credit and prepayment risk. Following the table is a more complete discussion of risk. You may also consult the SAI for more details about the securities in which the Funds may invest.

FUND NAME	FUND CODE
Cognitive Value Fund	1
Enhanced Growth Fund	2
International Opportunities Fund	3

INSTRUMENT	FUND CODE	RISK TYPE
American Depository Receipts (ADRs): ADRs are foreign shares of a company held by a U.S. bank that issues a receipt evidencing ownership. ADRs pay dividends in U.S. dollars.	1-3	Market Political Foreign Investment
Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. They generally have maturities of six months or less.	1-3	Credit Liquidity Market
Bonds: Interest-bearing or discounted government or corporate securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity.	1-3	Market Credit Prepayment/Call Political Liquidity Foreign Investments
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price.	1-3	Management Liquidity Credit Market Leverage
Certificates of Deposit: Negotiable instruments with a stated maturity.	1-3	Market Credit Liquidity
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Their maturities generally vary from a few days to nine months.	1-3	Credit Liquidity Market
Common Stock: Shares of ownership of a company.	1-3	Market
Convertible Securities: Bonds or preferred stock that convert to common stock.	1-3	Market Credit
Demand Notes: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a fund.	1-3	Market Liquidity Management

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INSTRUMENT	FUND CODE	RISK TYPE
Derivatives: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options (e.g., puts and calls), options on futures, swap agreements, and some mortgage-backed securities.	1-3	Management Market Credit Liquidity Leverage Prepayment/Call Hedging
Exchange-Traded Funds: Exchange-traded funds (“ETFs”) are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks designed to track the price performance and dividend yield of a particular index. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”), NASDAQ-100 Index Tracking Stock and iShares, which may be obtained from the UIT or investment company issuing the securities or purchased in the secondary market. ETF shares traded in the secondary market may be purchased and sold at market prices in transactions on an exchange. By investing in an ETF, a fund will indirectly bear its proportionate share of any expenses paid by the ETF in addition to the expenses of the fund.	1-3	Market Exchange-Traded Funds
Foreign Securities: Stocks issued by foreign companies including American Depositary Receipts (ADRs) and Global Depository Receipts (GDRs), as well as commercial paper of foreign issuers and obligations of foreign governments, companies, banks, overseas branches of U.S. banks or supranational entities.	1-3	Market Political Foreign Investment Liquidity Emerging Market Prepayment/Call
Forward Foreign Currency Contracts, including Forward Foreign Currency Cross Hedges: An obligation to purchase or sell a specific amount of a currency at a fixed future date and price set by the parties involved at the time the contract is negotiated.	3	Management Liquidity Credit Market Political Leverage Foreign Investment
Futures and Related Options: A contract providing for the future sale and purchase of a specific amount of a specific security, class of securities, or index at a specified time in the future and at a specified price.	1-3	Management Market Credit Liquidity Leverage
High-Yield/High-Risk Bonds: Bonds rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody’s). These securities are considered speculative and involve greater risk of loss than investment grade bonds. Also called “lower rated bonds,” “noninvestment grade bonds” and “junk bonds.”	1-3	Credit Market Liquidity

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INSTRUMENT	FUND CODE	RISK TYPE
Illiquid Securities: Securities that ordinarily cannot be sold within seven business days at the value the Fund has estimated for them. Each Fund may invest up to 15% of its net assets in illiquid securities.	1-3	Liquidity Market
Initial Public Offerings: Initial public offerings (“IPOs”) are offerings of securities registered under the Securities Act of 1933, the issuer of which, immediately before registration, was not subject to the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934. The volume of IPOs and the levels at which newly issued stocks trade in the secondary market are affected by the performance of the stock market as a whole. When an IPO is brought to the market, availability may be limited and a fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods.	1-3	Market Liquidity New Public Company Small and Medium-Sized Company Stock Microcap Company
Investment Company Securities: Shares of registered investment companies. These may include HighMark Money Market Funds and other registered investment companies for which HighMark, its sub-advisers, or any of their affiliates serves as investment adviser, administrator or distributor. As a shareholder of an investment company, a fund will indirectly bear investment management fees of that investment company, which are in addition to the management fees the fund pays its own adviser.	1-3	Market
Investment Grade Securities: Securities rated BBB or higher by S&P; Baa or better by Moody’s; similarly rated by other nationally recognized rating organizations; or, if not rated, determined to be of comparably high quality by a fund’s adviser.	1-3	Market Credit Prepayment/Call
Money Market Instruments: Investment-grade, U.S. dollar- denominated debt securities with remaining maturities of one year or less. These may include short-term U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. government securities, certificates of deposit, bankers’ acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates.	1-3	Market Credit

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INSTRUMENT	FUND CODE	RISK TYPE
Obligations of Supranational Agencies: Securities issued by supranational agencies that are chartered to promote economic development and are supported by various governments and government agencies.	1-3	Credit Foreign Investment Prepayment/Call
Preferred Stocks: Equity securities that generally pay dividends at a specified rate and take precedence over common stock in the payment of dividends or in the event of liquidation. Preferred stock generally does not carry voting rights.	1-3	Market
Real Estate Investment Trusts: Real estate investment trusts (“REITs”) are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. The real estate properties in which REITs invest typically include properties such as office buildings, retail and industrial facilities, hotels, apartment buildings and healthcare facilities. The yields available from investments in REITs depend on the amount of income and capital appreciation generated by the related properties. By investing in a REIT, a fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the fund.	1-3	Market Credit Prepayment/Call
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan by a fund.	1-3	Market Leverage Counterparty
Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	1-3	Liquidity Market
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a fund and may have a leveraging effect.	1-3	Market Leverage Counterparty
Securities Lending: The lending of up to 33 1 /3% of a fund’s total assets. In return a fund will receive cash, other securities and/or letters of credit.	1-3	Market Leverage Liquidity Credit
Small and Medium-Sized Companies: Small and medium sized companies may have relatively lower revenues, limited product lines, less management depth and a lower share of the market for their products or services as compared to larger companies.	1-3	Market Small and Medium-Sized Company Stock
Swap Agreements: A transaction where one security or characteristic of a security is swapped for another. An example is when one party trades newly issued stock for existing bonds with another party.	1-3	Management Market Credit Liquidity Leverage
Time Deposits: Non-negotiable receipts issued by a bank in exchange for a deposit of money.	1-3	Liquidity Credit Market

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INSTRUMENT	FUND CODE	RISK TYPE
Treasury Inflation Protected Securities: Treasury inflation protected securities (“TIPS”) are fixed income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation. TIPS have varying maturities and pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these securities is fixed at issuance, but over the life of the securities, this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.	1-3	Market Interest Rate
Treasury Receipts: Treasury receipts, Treasury investment growth receipts and certificates of accrual of Treasury securities.	1-3	Market
Unit Investment Trusts: A type of investment vehicle, registered with the Securities and Exchange Commission under the Investment Company Act of 1940, that purchases a fixed portfolio of income-producing securities, such as corporate, municipal, or government bonds, mortgage-backed securities or preferred stock. Unit holders receive an undivided interest in both the principal and the income portion of the portfolio in proportion to the amount of capital they invest. The portfolio of securities remains fixed until all the securities mature and unit holders have recovered their principal.	1-3	Market
U.S. Government-Sponsored Entity Securities: Securities issued by agencies, authorities, enterprises and instrumentalities of the U.S. government. These include Ginnie Mae, Fannie Mae and Freddie Mac. Such securities may not be guaranteed or insured by the U.S. government.	1-3	Market Credit Prepayment/Call
U.S. Treasury Obligations: Bills, notes, bonds, separately traded registered interest and principal securities, and coupons under bank entry safekeeping.	1-3	Market
Variable and Floating Rate Instruments: Obligations with interest rates that are reset daily, weekly, quarterly or on some other schedule. Such instruments may be payable to a fund on demand.	1-3	Credit Liquidity Market
Warrants: Securities that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are typically issued with preferred stock and bonds.	1-3	Market Credit
When-Issued Securities and Forward Commitments: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date.	1-3	Market Leverage Liquidity Credit
Zero-Coupon Debt Obligations: Bonds and other types of debt that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.	1-3	Credit Market Zero Coupon

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Other Risks

HighMark Funds also offers shares of the Income Plus Allocation Fund, Growth & Income Allocation Fund, Capital Growth Allocation Fund and Diversified Equity Allocation Fund (collectively the “Asset Allocation Portfolios”). Each of the Asset Allocation Portfolios is a “fund-of-funds” that invests in other mutual funds within the HighMark Funds family. Fiduciary shares of the Funds and certain other series of HighMark Funds not offered in this prospectus (collectively the “Underlying Funds”) are offered to the Asset Allocation Portfolios. The Asset Allocation Portfolios, individually or collectively, may own significant amounts of shares of each Underlying Fund from time to time. The Asset Allocation Portfolios typically use asset allocation strategies pursuant to which they frequently may increase or decrease the amount of shares of any of the Underlying Funds they own, which could occur daily in volatile market conditions. Depending on a number of factors, including the cash flows into and out of an Underlying Fund as a result of the activity of other investors, an Underlying Fund’s asset levels and an Underlying Fund’s then-current liquidity, purchases and sales by an Asset Allocation Portfolio could require the Underlying Funds to purchase or sell portfolio securities, increasing the Underlying Funds’ transaction costs and possibly reducing the Underlying Funds’ performance.

Since substantially all of a Fund’s shareholders are expected to be investment advisory clients of the sub-adviser, until the Fund attracts significant assets that are not attributable to clients of the sub-adviser, the total assets of the Fund may fluctuate significantly whenever the sub-adviser increases or decreases its clients’ allocation to the Fund. This fluctuation could increase a Fund’s transaction costs and possible increase its expense ratio and reduce its performance.

GLOSSARY OF INVESTMENT RISKS

This section discusses the risks associated with the securities and investment techniques listed above, as well as certain other risks. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain types of investments and Funds are more susceptible to these risks than others.

Counterparty Risk. The risk that the counterparty to a repurchase agreement or reverse repurchase agreement may not fulfill its obligations under the repurchase agreement or reverse repurchase agreement. A fund’s income and the value of a fund’s investments could decline as a result.

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security’s credit rating, the higher its credit risk. If a security’s credit rating is downgraded, its price tends to decline sharply, especially as it becomes more probable that the issuer will default.

Emerging Market Risk. To the extent that a fund does invest in emerging markets to enhance overall returns, it may face higher political, foreign investment, and market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. See also Foreign Investment Risk below.

Exchange-Traded Funds Risk. Exchange-traded funds charge their own fees and expenses; thus, shareholders of the Funds may bear extra costs, such as duplicative management fees, brokerage commissions and related charges.

Foreign Investment Risk. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar-denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be seriously harmed by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are greater in the emerging markets than in the developed markets of Europe and Japan.

Hedging Risk. When a derivative (a security whose value is based on that of another security or index) is used as a hedge against an opposite position that a fund holds, any loss on the derivative should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can be an effective way to reduce a fund’s risk, it may not always be possible to perfectly offset one position with another. As a result, there is no assurance that a fund’s hedging transactions will be effective.

Industry/Sector Risk. The risk involved with excessive exposure to any one industry or sector. A fund may have a heavy weighting in one or more industries or sectors, such as the technology sector or industries or sectors with low price-to-book and price-to-earnings ratios.

Interest Rate Risk. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. This risk should be modest for shorter-term securities and high for longer-term securities. Interest rate risk also involves the risk that falling interest rates will cause a Fund’s income, and thus

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its total return, to decline. This risk is generally greater for shorter-term securities and lower for longer-term securities.

Investment Style Risk. The risk that the particular type of investment on which a fund focuses (such as small-cap value stocks or large-cap growth stocks) may underperform other asset classes or the overall market. Individual market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing a fund that focuses on that market segment to underperform those that favor other kinds of securities.

Leverage Risk. The risk associated with securities or investment practices that magnify small index or market movements into large changes in value. Leverage is often created by investing in derivatives, but it may be inherent in other types of securities as well.

Liquidity Risk. The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. Any or all of these limitations could hamper the management or performance of a fund.

Management Risk. The risk that a strategy used by a fund’s portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Market Risk. The risk that a security’s market value may decline, especially rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the investor originally paid for it. Market risk may affect a single issuer, industrial sector or the market as a whole. For fixed-income securities, market risk is largely influenced by changes in interest rates. Rising interest rates typically cause the value of bonds to decrease, while falling rates typically cause the value of bonds to increase.

Microcap Company Risk. The risk involved in investing in companies with micro capitalizations. The risk associated with investing in microcap companies involves greater risk than investing in small, medium or large capitalization companies because the stocks of microcap companies tend to have greater price volatility and less liquidity than the stocks of larger companies. In addition, microcap companies tend to have smaller financial resources, less information available, more limited business lines and more geographic area concentration.

New Public Company Risk. The risks associated with investing in new public companies. These risks include small size, limited financial resources and operating history, dependence on a limited number of products and markets, and lack of management depth.

Non-Diversification Risk. The risk that, as a “nondiversified” fund under the Investment Company Act of 1940, a fund may hold more concentrated positions in individual issuers than diversified mutual funds, and thereby have greater exposure to risks associated with an individual issuer.

Political Risk. The risk of investment losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

Prepayment/Call Risk. The risk that an issuer will repay a security’s principal at an unexpected time. Prepayment and call risk are related, but differ somewhat. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will “call” — or repay — a high-yielding bond before the bond’s maturity date. In both cases, the investor is usually forced to reinvest the proceeds in a security with a lower yield. This turnover may result in taxable capital gains and, in addition, may lower a portfolio’s income. If an investor paid a premium for the security, the prepayment may result in an unexpected capital loss.

Prepayment and call risk generally increase when interest rates decline, and can make a security’s yield as well as its market price more volatile. Generally speaking, the longer a security’s maturity, the greater the prepayment and call risk it poses.

Small and Medium-Sized Company Stock Risk. Investing in small- and medium-sized companies is generally more risky than investing in large companies, for a variety of reasons. Many small- and medium-sized companies are young and have limited track records. They also may have limited product lines, markets or financial resources. They may, in addition, be more vulnerable to adverse business or economic developments than larger companies. Stocks issued by small- and medium-sized companies tend to be less liquid and more volatile than stocks of larger companies or the market averages in general. In addition, small- and medium-sized companies may not be well-known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects. Companies that offer niche products or services may be especially vulnerable to declines in market demand for those products or services. The performance of a fund that concentrates on small- or medium-sized companies may be more volatile than that of a fund that invests primarily in larger companies.

Zero Coupon Risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically.

HighMark Funds Service Providers:

INVESTMENT ADVISER & ADMINISTRATOR

HighMark Capital Management, Inc.

350 California Street

San Francisco, CA 94104

SUB-ADVISER

Bailard, Inc.

950 Tower Lane, Suite 1900

Foster City, CA 94404

CUSTODIAN

Union Bank, N.A.

350 California Street

San Francisco, CA 94104

DISTRIBUTOR

HighMark Funds Distributors, Inc.

760 Moore Road

King of Prussia, PA 19406

LEGAL COUNSEL

Ropes & Gray LLP

One Embarcadero Center, Suite 2200

San Francisco, CA 94111

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

1700 Market Street

Philadelphia, PA 19103

TRANSFER AGENT

Boston Financial Data Services, Inc.

PO Box 8416

Boston, MA 02266

How to obtain more information:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

More detailed information about HighMark Funds is included in our SAI. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

To obtain the SAI free of charge, or for more information:

By Telephone:    call 1-800-433-6884

By Mail:    write to us at

HighMark Funds

c/o PNC Global Investment Servicing (U.S.) Inc.

760 Moore Road

King of Prussia, PA 19406

By Internet:    www.highmarkfunds.com

From the SEC: You can also obtain SAI and other information about HighMark Funds from the SEC web site (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

HighMark Funds’ Investment Company Act registration number is 811-05059.

445 South Figueroa Street • Suite 306 • Los Angeles • California • 90071

www.highmarkfunds.com	HMK-PS-026-0700 84823-M (12/09)

DECEMBER 1, 2009

HighMark

The smarter approach to investing.

money market

FIDUCIARY SHARES

■	100% U.S. Treasury Money Market Fund

■	California Tax-Free Money Market Fund

■	Diversified Money Market Fund

■	Treasury Plus Money Market Fund

■	U.S. Government Money Market Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is unlawful. As with other investments, you could lose money on your investment in a mutual fund. Your investment in the Funds is not a deposit or an obligation of Union Bank, N.A., its affiliates or any bank. It is not insured by the FDIC or any other government agency.

PROSPECTUS

1

HOW TO READ THIS PROSPECTUS

HighMark Funds is a mutual fund family that offers different classes of Shares in separate investment portfolios. The funds have individual investment goals and strategies. This prospectus gives you important information about the Fiduciary Shares of HighMark’s Money Market Funds (the “Funds”) that you should know before investing. Each Fund also offers two additional classes of Shares called Class A Shares and Class S Shares, which are offered in separate prospectuses. In addition, HighMark U.S. Government Money Market Fund offers additional classes of Shares called Class B Shares and Class C Shares.

Please read this prospectus and keep it for future reference. The prospectus is arranged into different sections so that you can easily review this important information. The next column contains general information you should know about investing in the Funds.

Individual HighMark Fund Profiles

100% U.S. Treasury Money Market Fund	2
California Tax-Free Money Market Fund	5
Diversified Money Market Fund	8
Treasury Plus Money Market Fund	11
U.S. Government Money Market Fund	14

Shareowner Guide — How to Invest in HighMark Funds

More About HighMark Funds

Investment Management	24
Financial Highlights	25
Instruments, Investment Techniques and Risks	26
Glossary of Investment Risks	30

FOR MORE INFORMATION ABOUT HIGHMARK FUNDS, PLEASE SEE THE BACK COVER OF THE PROSPECTUS

Union Bank, N.A., is the parent company of HighMark Capital Management, Inc. (the “Adviser”), the investment adviser of the Funds.

INTRODUCTION

Each Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities such as stocks and bonds. Before you look at specific Funds, you should know a few basics about investing in mutual funds.

Each Fund is a money market fund and seeks to maintain a stable net asset value of $1.00 per share.

Each Fund has its own investment goal and strategies for reaching that goal. There is no guarantee that a Fund will achieve its goal. Before investing, make sure that the Fund’s goal matches your own.

The portfolio manager invests each Fund’s assets in a way that he or she believes will help the Fund achieve its goal. A manager’s judgments about the securities markets, economy and companies, and his or her investment selection, may cause a Fund to underperform other funds with similar objectives.

FUND SUMMARY	PERFORMANCE INFORMATION

INVESTMENT STRATEGY	DID YOU KNOW?

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?	FUND INFORMATION
FEES AND EXPENSES

PROSPECTUS

HIGHMARK MONEY MARKET FUNDS

100% U.S. Treasury Money Market Fund

2

FUND SUMMARY

Investment Goal	To seek current income with liquidity and stability of principal
Investment Focus	U.S. Treasury obligations
Principal Investment Strategy	Invests exclusively in short-term U.S. Treasury obligations
Share Price Volatility	Low
Investor Profile	Highly risk averse investors seeking current income from a money market fund that invests entirely in U.S. Treasury securities

INVESTMENT STRATEGY

HighMark 100% U.S. Treasury Money Market Fund seeks current income with liquidity and stability of principal. The Fund invests exclusively in U.S. Treasury securities and separately traded components of those securities called “STRIPs.”

To limit the Fund’s interest rate risk, the Fund’s managers will maintain an average weighted portfolio maturity of 90 days or less. In addition, each individual security in the portfolio will have an effective maturity of no more than 397 days.

In choosing investments for the Fund, the portfolio managers consider such factors as:

•	The outlook for interest rates.

•	Buying and selling activity in the Treasury market as a whole and/or demand for individual Treasury securities.

•	Imbalances in the supply of Treasuries relative to demand.

•	The appropriateness of particular securities to the Fund’s objectives.

For a more complete description of the securities in which the Fund can invest, please see “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decline in interest rates. Generally, the longer the average maturity of the Fund’s investments, the greater its interest rate risk. A low interest rate environment may prevent the Fund from providing a positive yield. In addition, a low interest rate environment may result in the Fund being unable to pay expenses out of its assets and may impact the Fund’s ability to maintain a stable net asset value of $1.00 per share.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

For more information about this risk and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

An investment in the Fund is not a deposit or an obligation of Union Bank, N.A., its affiliates or any bank, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PROSPECTUS

3

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how it will perform in the future.

This bar chart shows changes in the performance of the Fund’s Fiduciary Shares from year to year.*

Best Quarter	Worst Quarter
1.46%	0.06%
(12/31/00)	(12/31/08)

*The performance information above is based on a calendar year. The Fund’s total return from 1/1/2009 to 9/30/2009 was 0.02%.

This table shows the Fund’s average annual total returns for periods ending 12/31/08.

	1 Year	5 Years	10 Years	Since Inception*
100% U.S. Treasury Money Market Fund
Fiduciary Shares	1.04%	2.51%	2.81%	4.11%

*Since 8/10/87.

YIELD

The income a fund generates is commonly referred to as its “yield.” For money market funds, yield is a more useful indication than total return of how a portfolio is performing. As a result, advertisements and other communications about HighMark 100% U.S. Treasury Money Market Fund will typically mention the portfolio’s yield. There are various types of yield, including current or 7-day yield and effective yield. All mutual funds must use the same formulas to calculate each of these yields.

The formula for effective yield assumes that investors take advantage of compounding by reinvesting their dividends; current or seven-day yield does not make the same assumption. As a result, a portfolio’s effective yield typically will be slightly higher than its current or seven-day yield. Both types of yield will tend to fluctuate daily due to such factors as a fund’s interest rate exposure as well as the type and credit quality of its portfolio holdings.

To obtain current yield information for the Fund, please call 1-800-433-6884.

FUND INFORMATION

Class	CUSIP	Ticker
Fiduciary	431114503	HMTXX

DID YOU KNOW?

A portfolio’s level of interest rate exposure is commonly indicated by the term maturity. Generally speaking, the longer a portfolio’s maturity, the greater its level of interest rate exposure and, in turn, its risk/return potential.

PROSPECTUS

HIGHMARK MONEY MARKET FUNDS

100% U.S. Treasury Money Market Fund

4

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)*	0.00%

Annual Fund Operating Expenses
Fiduciary Shares
Investment Advisory Fees	0.30%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.50%

Total Annual Fund Operating Expenses	0.80%
Fee Waivers	0.25%
Net Expenses†	0.55%

*Does not include any wire transfer fees, if applicable.

†The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) for Fiduciary Shares from exceeding 0.55% for the period beginning December 1, 2009 and ending on November 30, 2010. In addition to the current expense limitations described above, the Adviser may also waive fees and/or reimburse expenses in excess of its current fee waiver or reimbursement commitment to the extent necessary to maintain the net yield of the Fund and/or one or more classes of shares of the Fund at a certain level as determined by the Adviser. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed pursuant to any of the foregoing until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future yield.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$56	$230	$420	$967

PROSPECTUS

HIGHMARK MONEY MARKET FUNDS

California Tax-Free Money Market Fund

5

FUND SUMMARY

Investment Goal	To seek current income exempt from federal and California state personal income taxes with liquidity and stability of principal
Investment Focus	California tax-free money market securities
Principal Investment Strategy	Attempts to invest in high quality, short-term California tax-free securities
Share Price Volatility	Low
Investor Profile	California residents seeking income exempt from federal and California state personal income taxes

INVESTMENT STRATEGY

HighMark California Tax-Free Money Market Fund seeks as high a level of current income exempt from federal and California personal income tax as is consistent with the preservation of capital and stability of principal.

To pursue this goal, the Fund normally invests at least 80% of its total assets in short-term, high quality California municipal securities. It may also invest in non-rated securities that the portfolio managers judge to be of comparably high quality. At times, the Fund may also invest up to 10% of its assets in other mutual funds with similar objectives. The Fund may, in addition, invest up to 20% in short-term obligations that pay interest which is not exempt from California personal income taxes, federal income taxes and/or the alternative minimum tax.

To limit the Fund’s interest rate risk, the Fund’s managers will maintain an average weighted portfolio maturity of 90 days or less. In addition, each individual security in the portfolio will have an effective maturity of no more than 397 days.

In choosing investments for the Fund, the portfolio managers consider such factors as:

•	The outlook for interest rates.

•	Buying and selling activity in the California municipal securities market as a whole and/or for individual securities.

•	Imbalances in the supply of securities relative to demand.

•	The appropriateness of particular securities to the Fund’s objectives.

In an effort to preserve the value of your investment under volatile market conditions, the managers may temporarily invest a significant amount of the Fund’s assets in very short-term taxable obligations called money market securities. They may also do so when there is not a sufficient supply of California municipal securities that meet their investment criteria.

For a more complete description of the securities in which the Fund can invest, please see “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

California State Specific Risk: By concentrating its investments in California, the Fund may be more susceptible to factors adversely affecting issuers of California municipal securities than a comparable fund that does not concentrate in a single state. For example, the Fund may be affected significantly by economic, regulatory, or political developments affecting the ability of California municipal issuers to pay interest or repay principal. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulation, litigation and voter initiatives could have an adverse effect on the debt obligations of California municipal issuers. By concentrating its investments in securities issued in California, the Fund’s credit risk is dependent on the ability of the state and its cities and municipalities to make timely payments on their obligations.

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline in value due to an increase in interest rates or that the Fund’s yield will decrease due to a decline in interest rates. Generally, the longer the average maturity of the Fund’s investments, the greater its interest rate risk.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Credit Risk: The possibility that an issuer cannot make timely interest and principal payments on its obligations. In general, the lower a security’s rating, the greater its credit risk.

PROSPECTUS

HIGHMARK MONEY MARKET FUNDS

California Tax-Free Money Market Fund

6

Liquidity Risk: The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. Any or all of these limitations could hamper the management or performance of a Fund.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

An investment in the Fund is not a deposit or an obligation of Union Bank, N.A., its affiliates or any bank, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money investing in the Fund.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how it will perform in the future.

This bar chart shows changes in the performance of the Fund’s Fiduciary Shares from year to year.*

Best Quarter	Worst Quarter
0.88%	0.11%
(06/30/00)	(09/30/03)

*The performance information above is based on a calendar year. The Fund’s total return from 1/1/2009 to 9/30/2009 was 0.27%.

This table shows the Fund’s average annual total returns for periods ending 12/31/08.

	1 Year	5 Years	10 Years	Since Inception*
California Tax-Free Money Market Fund[1]
Fiduciary Shares	2.18%	2.19%	2.06%	2.45%

1Performance for the Fiduciary Shares includes the performance of Stepstone California Tax-Free Money Market Fund for the period prior to its consolidation with HighMark California Tax-Free Money Market Fund on 4/25/97.

*Since 6/10/91.

YIELD

The income a fund generates is commonly referred to as its “yield.” For money market funds, yield is a more useful indication than total return of how a portfolio is performing. As a result, advertisements and other communications about HighMark California Tax-Free Money Market Fund will typically mention the portfolio’s yield. There are various types of yield, including current or 7-day yield and effective yield. All mutual funds must use the same formulas to calculate each of these yields.

The formula for effective yield assumes that investors take advantage of compounding by reinvesting their dividends; current or seven-day yield does not make the same assumption. As a result, a portfolio’s effective yield typically will be slightly higher than its current or seven-day yield. Both types of yield will tend to fluctuate daily due to such factors as a fund’s interest rate exposure as well as the type and credit quality of its portfolio holdings.

To obtain current yield information for the Fund, please call 1-800-433-6884.

FUND INFORMATION

Class	CUSIP	Ticker
Fiduciary	431114842	HMCXX

DID YOU KNOW?

Municipal securities are issued by states, cities and municipalities to help finance utilities, schools, public works projects and facilities, among other things.

The managers consider high quality securities to be those that at least one nationally recognized rating agency such as S&P has judged financially strong enough to be included in its highest credit-quality category for short-term securities.

A portfolio’s level of interest rate exposure is commonly indicated by the term maturity. Generally speaking, the longer a portfolio’s maturity, the greater its level of interest rate exposure and, in turn, its risk/return potential.

PROSPECTUS

7

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)*	0.00%

Annual Fund Operating Expenses
Fiduciary Shares
Investment Advisory Fees	0.30%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.49%

Total Annual Fund Operating Expenses	0.79%
Fee Waivers	0.24%
Net Expenses†	0.55%

*Does not include any wire transfer fees, if applicable.

†The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) for Fiduciary Shares from exceeding 0.55% for the period beginning December 1, 2009 and ending on November 30, 2010. In addition to the current expense limitations described above, the Adviser may also waive fees and/or reimburse expenses in excess of its current fee waiver or reimbursement commitment to the extent necessary to maintain the net yield of the Fund and/or one or more classes of shares of the Fund at a certain level as determined by the Adviser. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed pursuant to any of the foregoing until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future yield.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$56	$228	$415	$956

PROSPECTUS

HIGHMARK MONEY MARKET FUNDS

Diversified Money Market Fund

8

FUND SUMMARY

Investment Goal	To seek current income with liquidity and stability of principal
Investment Focus	High quality, short-term debt securities
Principal Investment Strategy	Employs top-down analysis of economic and market factors to select Fund investments
Share Price Volatility	Low
Investor Profile	Short-term or risk-averse investors seeking current income from a money market fund that invests primarily in high quality, short-term debt securities

INVESTMENT STRATEGY

HighMark Diversified Money Market Fund seeks to generate current income with liquidity and stability of principal. To pursue this goal, the Fund invests primarily in high quality, short-term debt securities. “High quality” securities are those that at least one nationally recognized rating agency such as S&P has judged financially strong enough to be included in its highest credit-quality category for short-term securities. The Fund may also invest in non-rated securities if the portfolio managers believe they are of comparably high quality.

To limit the Fund’s interest rate risk, the Fund’s managers will maintain an average weighted portfolio maturity of 90 days or less. In addition, each individual security in the portfolio will have an effective maturity of no more than 397 days.

In choosing investments for the Fund, the portfolio managers consider several factors, including:

•	The outlook for interest rates.

•	Buying and selling activity in the high quality, short-term securities market as a whole and/or for individual securities.

•	Current imbalances in the supply of high quality, short-term securities relative to demand.

•	The appropriateness of particular securities to the Fund’s objectives.

Although the portfolio managers strive to ensure that the Fund is diversified, from time to time they may concentrate the Fund’s assets in certain securities issued by U.S. banks, U.S. branches of foreign banks and foreign branches of U.S. banks, to the extent permitted under applicable SEC guidelines, if they believe it is in the best interest of the Fund’s shareholders.

For a more complete description of the securities in which the Fund can invest, please see “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decline in interest rates. Generally, the longer the average maturity of the Fund’s investments, the greater its interest rate risk.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Credit Risk: The possibility that an issuer cannot make timely interest and principal payments on its securities. In general, the lower a security’s credit rating, the greater its credit risk.

Liquidity Risk: The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. Any or all of these limitations could hamper the management or performance of a Fund.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

An investment in the Fund is not a deposit or an obligation of Union Bank, N.A., its affiliates or any bank, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PROSPECTUS

9

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how it will perform in the future.

This bar chart shows changes in the performance of the Fund’s Fiduciary Shares from year to year.*

Best Quarter	Worst Quarter
1.57%	0.15%
(09/30/00)	(06/30/04)

*The performance information shown above is based on a calendar year. The Fund’s total return from 1/1/2009 to 9/30/2009 was 0.61%.

This table shows the Fund’s average annual total returns for periods ending 12/31/08.

	1 Year	5 Years	10 Years	Since Inception*
Diversified Money Market Fund[1]
Fiduciary Shares	2.75%	3.22%	3.30%	3.90%

1Performance for the Fiduciary Shares includes the performance of Stepstone Money Market Fund for the periods prior to its consolidation with HighMark Diversified Money Market Fund on 4/25/97.

*Since 2/1/91.

YIELD

The income a fund generates is commonly referred to as its “yield.” For money market funds, yield is a more useful indication than total return of how a portfolio is performing. As a result, advertisements and other communications about HighMark Diversified Money Market Fund will typically mention the portfolio’s yield. There are various types of yield, including current or 7-day yield and effective yield. All mutual funds must use the same formulas to calculate each of these yields.

The formula for effective yield assumes that investors take advantage of compounding by reinvesting their dividends; current or seven-day yield does not make the same assumption. As a result, a portfolio’s effective yield typically will be slightly higher than its current or seven-day yield. Both types of yield will tend to fluctuate daily due to such factors as a fund’s interest rate exposure as well as the type and credit quality of its portfolio holdings.

To obtain current yield information for the Fund, please call 1-800-433-6884.

FUND INFORMATION

Class	CUSIP	Ticker
Fiduciary	431114883	HMDXX

DID YOU KNOW?

A portfolio’s level of interest rate exposure is commonly indicated by the term maturity. Generally speaking, the longer a portfolio’s maturity, the greater its level of interest rate exposure and, in turn, its risk/return potential.

PROSPECTUS

HIGHMARK MONEY MARKET FUNDS

Diversified Money Market Fund

10

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)*	0.00%

Annual Fund Operating Expenses
Fiduciary Shares
Investment Advisory Fees	0.30%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.50%

Total Annual Fund Operating Expenses	0.80%
Fee Waivers	0.23%
Net Expenses†	0.57%

*Does not include any wire transfer fees, if applicable.

†The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) for Fiduciary Shares from exceeding 0.57% for the period beginning December 1, 2009 and ending on November 30, 2010. In addition to the current expense limitations described above, the Adviser may also waive fees and/or reimburse expenses in excess of its current fee waiver or reimbursement commitment to the extent necessary to maintain the net yield of the Fund and/or one or more classes of shares of the Fund at a certain level as determined by the Adviser. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed pursuant to any of the foregoing until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future yield.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$58	$232	$422	$968

PROSPECTUS

HIGHMARK MONEY MARKET FUNDS

Treasury Plus Money Market Fund

11

FUND SUMMARY

Investment Goal	To seek current income with liquidity and stability of principal
Investment Focus	U.S. Treasury obligations and repurchase agreements
Principal Investment Strategy	Invests in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements collateralized by such obligations
Share Price Volatility	Low
Investor Profile	Risk averse investors seeking current income from a money market fund that invests in U.S. Treasury securities

INVESTMENT STRATEGY

HighMark Treasury Plus Money Market Fund seeks current income with liquidity and stability of principal. To pursue its goal, the Fund primarily invests in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements collateralized by such obligations. The Fund may also invest in reverse repurchase agreements.

To limit the Fund’s interest rate risk, the Fund’s managers will maintain an average weighted portfolio maturity of 90 days or less. In addition, each individual security in the Fund will have an effective maturity of no more than 397 days.

In choosing investments for the Fund, the Fund managers consider such factors as:

•	The outlook for interest rates,

•	Buying and selling activity in the Treasury market as a whole and/or demand for individual Treasury securities,

•	Imbalances in the supply of Treasuries relative to demand,

•	Liquidity, market risk and yield of various investment options, and/or

•	The appropriateness of particular securities to the Fund’s objectives.

For a more complete description of the securities in which the Fund can invest, please see “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decline in interest rates. Generally, the longer the average maturity of the Fund’s investments, the greater its interest rate risk. A low interest rate environment may prevent the Fund from providing a positive yield. In addition, a low interest rate environment may result in the Fund being unable to pay expenses out of its assets and may impact the Fund’s ability to maintain a stable net asset value of $1.00 per share.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Leverage Risk: Investments in the types of securities that create leverage are associated with the risk that such securities or investment practices may magnify small index or market movements into large changes in value.

Credit Risk: The possibility that an issuer cannot make timely interest and principal payments on its obligations. In general, the lower a security’s rating, the greater its credit risk.

Counterparty Risk: The risk that the counterparty to a repurchase agreement or reverse repurchase agreement may not fulfill its obligations under the repurchase agreement or reverse repurchase agreement. The Fund’s income and the value of the Fund’s investments could decline as a result.

Liquidity Risk: The possibility that a security may be difficult or impossible to sell at the time and price the Fund wishes. The Fund may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity, all of which could hamper the management or performance of the Fund.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PROSPECTUS

HIGHMARK MONEY MARKET FUNDS

Treasury Plus Money Market Fund

12

An investment in the Fund is not a deposit or an obligation of Union Bank, N.A., its affiliates or any bank, and it is not insured or guaranted by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE INFORMATION

This section would normally include a bar chart and a table showing how the Fund has performed and how its performance has varied from year to year. Because the Fund had less than a full calendar year of performance as of the date of this Prospectus, the bar chart and table are not shown.

YIELD

The income a fund generates is commonly referred to as its “yield.” For money market funds, yield is a more useful indication than total return of how a portfolio is performing. As a result, advertisements and other communications about HighMark Treasury Plus Money Market Fund will typically mention the portfolio’s yield. There are various types of yield, including current or 7-day yield and effective yield. All mutual funds must use the same formulas to calculate each of these yields.

The formula for effective yield assumes that investors take advantage of compounding by reinvesting their dividends; current or seven-day yield does not make the same assumption. As a result, a portfolio’s effective yield typically will be slightly higher than its current or seven-day yield. Both types of yield will tend to fluctuate daily due to such factors as a fund’s interest rate exposure as well as the type and credit quality of its portfolio holdings.

To obtain current yield information for the Fund, please call 1-800-433-6884.

FUND INFORMATION

Class	CUSIP	Ticker
Fiduciary	431123108	HMFXX

DID YOU KNOW?

A portfolio’s level of interest rate exposure is commonly indicated by the term maturity. Generally speaking, the longer a portfolio’s maturity, the greater its level of interest rate exposure and, in turn, its risk/return potential.

PROSPECTUS

13

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)*	0.00%

Annual Fund Operating Expenses
Fiduciary Shares
Investment Advisory Fees	0.30%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.50%

Total Annual Fund Operating Expenses	0.80%
Fee Waivers	0.25%
Net Expenses†	0.55%

*Does not include any wire transfer fees, if applicable.

†The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) for Fiduciary Shares from exceeding 0.55% for the period beginning December 1, 2009 and ending on November 30, 2010. In addition to the current expense limitations described above, the Adviser may also waive fees and/or reimburse expenses in excess of its current fee waiver or reimbursement commitment to the extent necessary to maintain the net yield of the Fund and/or one or more classes of shares of the Fund at a certain level as determined by the Adviser. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed pursuant to any of the foregoing until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future yield.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$56	$230	$420	$967

PROSPECTUS

HIGHMARK MONEY MARKET FUNDS

U.S. Government Money Market Fund

14

FUND SUMMARY

Investment Goal	To seek current income with liquidity and stability of principal
Investment Focus	Short-term obligations issued or guaranteed by the U.S. government and its agencies, authorities, enterprises and instrumentalities
Principal Investment Strategy	Employs top-down analysis of economic and market factors to select Fund investments
Share Price Volatility	Low
Investor Profile	Short-term or risk-averse investors seeking a money market fund investing primarily in U.S. government obligations

INVESTMENT STRATEGY

HighMark U.S. Government Money Market Fund seeks current income with liquidity and stability of principal. To pursue this goal, the Fund invests exclusively in short-term debt obligations issued or guaranteed by the U.S. government, its agencies, authorities, enterprises or instrumentalities (collectively, “government-sponsored entities”), such as the Government National Mortgage Association (“Ginnie Mae”) and Fannie Mae. Some of these debt obligations may be subject to repurchase agreements. In certain cases, securities issued by government-sponsored entities may not be guaranteed or insured by the U.S. government.

To limit the Fund’s interest rate risk, the Fund’s managers will maintain an average weighted portfolio maturity of 90 days or less. In addition, each individual security in the portfolio will have an effective maturity of no more than 397 days.

In choosing investments for the Fund, the portfolio managers consider such factors as:

•	The outlook for interest rates.

•	Buying and selling activity in the U.S. government securities market as a whole and/or for individual securities.

•	Imbalances in the supply of U.S. government securities relative to demand.

•	The appropriateness of particular securities to the Fund’s objectives.

For a more complete description of the securities in which the Fund can invest, please see “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the fund may be subject to the following risks:

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decline in interest rates. Generally, the longer the average maturity of the Fund’s investments, the greater its interest rate risk.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Credit Risk: The possibility that an issuer cannot make timely interest and principal payments on its securities. In general, the lower a security’s credit rating, the greater its credit risk.

Government-Sponsored Entities Risk: The securities in which the Fund invests that are issued by government-sponsored entities may not be guaranteed or insured by the U.S. government and may only be supported by the credit of the issuing entity.

Liquidity Risk: The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. Any or all of these limitations could hamper the management or performance of a Fund.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PROSPECTUS

15

An investment in the Fund is not a deposit or an obligation of Union Bank, N.A., its affiliates or any bank, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how it will perform in the future.

This bar chart shows changes in the performance of the Fund’s Fiduciary Shares from year to year.*

Best Quarter	Worst Quarter
1.54%	0.13%
(09/30/00)	(06/30/04)

*The performance information above is based on a calendar year. The Fund’s total return from 1/1/2009 to 9/30/2009 was 0.19%.

This table shows the Fund’s average annual total returns for periods ending 12/31/08.

	1 Year	5 Years	10 Years	Since Inception*
U.S. Government Money Market Fund
Fiduciary Shares	2.18%	3.01%	3.12%	4.32%

*Since 8/10/87.

YIELD

The income a fund generates is commonly referred to as its “yield.” For money market funds, yield is a more useful indication than total return of how a portfolio is performing. As a result, advertisements and other communications about HighMark U.S. Government Money Market Fund will typically mention the portfolio’s yield. There are various types of yield, including current or seven-day yield and effective yield. All mutual funds must use the same formulas to calculate each of these yields.

The formula for effective yield assumes that investors take advantage of compounding by reinvesting their dividends; current or seven-day yield does not make the same assumption. As a result, a portfolio’s effective yield typically will be slightly higher than its current or seven-day yield. Both types of yield will tend to fluctuate daily due to such factors as a fund’s interest rate exposure as well as the type and credit quality of its portfolio holdings.

To obtain current yield information for the Fund, please call 1-800-433-6884.

FUND INFORMATION

Class	CUSIP	Ticker
Fiduciary	431114701	HMGXX

DID YOU KNOW?

A portfolio’s level of interest rate exposure is commonly indicated by the term maturity. Generally speaking, the longer a portfolio’s maturity, the greater its level of interest rate exposure and, in turn, its risk/return potential.

PROSPECTUS

HIGHMARK MONEY MARKET FUNDS

U.S. Government Money Market Fund

16

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)*	0.00%

Annual Fund Operating Expenses
Fiduciary Shares
Investment Advisory Fees	0.30%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.50%

Total Annual Fund Operating Expenses	0.80%
Fee Waivers	0.23%
Net Expenses†	0.57%

*Does not include any wire transfer fees, if applicable.

†The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) for Fiduciary Shares from exceeding 0.57% for the period beginning December 1, 2009 and ending on November 30, 2010. In addition to the current expense limitations described above, the Adviser may also waive fees and/or reimburse expenses in excess of its current fee waiver or reimbursement commitment to the extent necessary to maintain the net yield of the Fund and/or one or more classes of shares of the Fund at a certain level as determined by the Adviser. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed pursuant to any of the foregoing until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future yield.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Fiduciary Shares	$58	$232	$422	$968

PROSPECTUS

17

SHAREOWNER GUIDE – HOW TO INVEST IN HIGHMARK FUNDS

Before you invest, we encourage you to carefully read the HighMark Fund profiles included in this prospectus and consider which Funds are appropriate for your particular financial situation, risk tolerance and goals. As always, your financial representative can provide you with valuable assistance in making this decision. He or she can also help you choose which of the Fund share classes we offer is right for you.

Choosing a Share Class

HighMark Funds offers different classes of Fund Shares, which have different expenses and other characteristics. Only one class of Fund Shares, Fiduciary Shares, is offered in this prospectus. To choose the one that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. The following are some of the main characteristics of HighMark’s Fiduciary Shares:

Fiduciary Shares

•	No sales charge.

•	No Distribution (12b-1) fees.

•	Available only to the following investors and accounts:

1	Fiduciary, advisory, agency, custodial and other similar accounts maintained with Union Bank, N.A., or its affiliates;

2	Non-fiduciary IRA accounts investing in a HighMark Equity or Fixed-Income Fund that were established with Union Bank, N.A., prior to June 20, 1994, and have remained open since then;

3	Investors who currently own Shares of a HighMark Equity or Fixed-Income Fund that they purchased prior to June 20, 1994, in an account registered in their name with the Funds;

4	Union Bank, N.A., and its affiliates, for their own accounts; HighMark Capital Management, Inc. employees (and their spouses and children under the age of 21), current and retired trustees of HighMark Funds (and their spouses and children under the age of 21), provided that they purchase the Shares directly from HighMark Funds’ Transfer Agent; current and retired trustees of HighMark Funds, directors, officers and employees (and their spouses and children under the age of 21) of Union Bank, N.A. who currently own Shares of HighMark Funds that they purchased before April 30, 1997; and directors, officers and employees (and their spouses and children under the age of 21) of HighMark Funds’ former distributors who currently own Shares of HighMark Funds that they purchased before April 30, 1997;

5	Registered investment advisers who are regulated by a federal or state governmental authority or financial planners who are buying Fiduciary Shares for an account for which they are authorized to make investment decisions (i.e., a discretionary account) and who are compensated by their clients on the basis of an ad valorem fee;

6	Qualified retirement plans; and

7.	Investors approved by HighMark Capital Management, Inc. to provide capital to a Fund.

For the actual past expenses of the Fiduciary Shares, see the individual Fund profiles earlier in this prospectus.

The Funds also offer Class A and Class S Shares, each of which has its own expense structure. The U.S. Government Money Market Fund also offers Class B and Class C Shares (Class A, Class B and Class C Shares are collectively “Retail Shares”). Retail Shares are available to non-fiduciary clients of Union Bank, N.A., who are not otherwise eligible for Fiduciary Shares. Class S Shares are available only to investors in the Union Bank, N.A., Corporate Sweep product. Call us at 1-800-433-6884 for more details.

Payments to Financial Firms

Your broker, dealer, financial adviser or other financial intermediaries may receive certain payments and compensation described below. These arrangements may apply to any or all of your Shares, including but not limited to, Shares held through retirement plans. For purposes of the following, “financial firms” means brokers, dealers, financial advisers and other financial intermediaries, including UnionBanc Investment Services LLC and other affiliates of HighMark Capital Management, Inc., through which you purchase your Shares.

A Fund may make payments under HighMark Funds’ shareholder services plans relating to the Fiduciary Shares to financial firms that agree to provide certain shareholder support services for their customers or account holders who are the beneficial or record owners of Shares of the Fund. In consideration for such services, a financial firm is compensated by the applicable Fund at a maximum annual rate of up to 0.25% of the average daily net asset value of the applicable class(es) of Shares of such Fund. The shareholder services plans are more fully described in the Statement of Additional Information (SAI). Financial firms may also receive sales charges, distribution fees, servicing fees and other compensation relating to other classes of Shares and other series of HighMark Funds not offered in this prospectus.

Marketing Support Payments. HighMark Capital Management, Inc. may also make payments from its own assets to financial firms that sell HighMark Funds. The amounts of these payments may vary from time to time. Speak with your financial adviser to learn more about these payments.

Payments for Distribution and Shareholder Services. In addition to the foregoing marketing support payments, HighMark Capital Management, Inc., directly or through an agent, also pays out of its own assets compensation to financial firms for the sale and distribution of the Shares of any of the

PROSPECTUS

HIGHMARK FUNDS

18

Funds and/or for the servicing of Shares of any of the Funds. These payments made by HighMark Capital Management, Inc. may be made to supplement commissions paid to financial firms, and may take the form of (1) due diligence payments for a financial firm’s examination of the Funds and payments for employee training and education relating to the Funds; (2) listing fees for the placement of the Funds on a financial firm’s list of mutual funds available for purchase by its clients; (3) fees for providing the Funds with “shelf space” and/or a higher profile for a financial firm’s financial consultants and their customers and/or placing the Funds on the financial firm’s preferred or recommended list; (4) marketing support fees for providing assistance in promoting the sale of Shares; (5) payments in connection with attendance at sales meetings for the promotion of the sale of Shares; (6) payments for maintaining shareholder accounts on a financial firm’s platform and (7) payments for the sale of Shares and/or the maintenance of share balances.

Payments made by HighMark Capital Management, Inc. or its agents to a financial firm also may be used by the financial firm to pay for the travel expenses, meals, lodging and entertainment of the firm’s salespersons and guests in connection with education, sales and promotional programs. These programs, which may be different for different financial firms, will not change the price an investor will pay for Shares or the amount that a Fund will receive for the sale of Shares.

A number of factors are considered in determining the amount of these additional payments, including each financial firm’s HighMark Funds sales and total assets, and the financial firm’s willingness to give HighMark Capital Management, Inc. or the Funds’ distributor access to its financial advisers for educational purposes. At times, the financial firm might include the Funds on a “select” or “preferred” list. HighMark Capital Management, Inc.’s goals include educating the investment advisers about the Funds so that they can provide suitable information and advice to prospective investors and shareholders of the Funds.

For the calendar year 2008, the financial firms that received these additional payments, which totaled approximately $3.0 million, from HighMark Capital Management, Inc. include (but are not necessarily limited to) the following:

AIG Financial Advisors, Inc.	Crown Capital Securities, LP
American Investors Co.	D A Davidson
American Portfolio Financial Services	E*Trade
Amprise Advisor Services Inc.	Emmett A Larkin
Ameriprise Financial Services, Inc.	Ensemble Financial Services, Inc.
Ameritrade Inc.	ePlanning Securities, Inc.
AXA Advisors, LLC	Express Securities Inc.
Bogacz Tax & Financial Services	Farmers Financial Solutions LLC
Brookstreet Securities Corp.	Ferris, Baker Watts, Inc.
Capital Financial Group	Financial Advisors of America LLC
Capital Financial Services	Financial Network Investment Corp.
Centaurus Financial, Inc.	Financial Services Corporation
Charles Schwab	Fintegra Financial Solutions
Citigroup Global Markets, Inc.	Fintegra LLC
Commonwealth Financial Network	First Allied Securities, Inc.
Comprehensive Financial Advisors	First Clearing LLC
Crowell, Weeden & Co.	First Southwest Company

Fitzgerald Financial Services	Pacific West Sec Inc.
Foothill Securities, Inc.	Penson Financial Services
Fortune Financial Services, Inc.	Pershing LLC
FSC Securities Corporation	Pitcarin
Geneos Wealth Management, Inc.	Portfolio Brokerage Services Inc.
Girard Securities, Inc.	Prime Vest Financial Services
Green Wealth Management	ProEquities Inc.
Gunn Allen Financial	Prudential Investment Mgmt Srvcs
H&R Block Financial Advisors, Inc.	Prudential Insurance Co of America
H. Beck, Inc.	QA3 Financial Corp.
Harvest Capital LLC	Questar Capital Corporation
Heritage Financial	Raymond James & Associates, Inc.
Independent Financial Group LLC	Raymond James Financial Services
Invest Financial Corporation	RBC Capital Markets Corporation
Investacorp, Inc.	RBC Dain Rauscher, Inc.
Investors Capital Corp.	RBC Wealth Management
Investors Security Co., Inc.	Ridge Clearing & Outsourcing
J P Turner & Co LLC	Robert W. Baird & Co.
J. W. Cole Financial, Inc.	Royal Alliance Associates
Janney Montgomery Scott	Scottrade, Inc.
Jefferson Pilot Securities Corp.	Sears Investment Services, Inc.
Legend Equities Corporation	Securities America
Legent Clearing Corp.	Securities Services Network, Inc.
Lincoln Financial Securities	SEI Investments Distribution Co.
Linsco Private Ledger	SII Investments Inc.
Managed Financial Broker Service	Silver Oaks Securities Inc.
Managed Financial Services Corp.	Southwest Securities
Mesirow Financial	Sterne Agee & Leach
Meyers Meighan Wealth Mgmt Group	Stifel, Nicolaus & Co., Inc.
MG Trust Co LLC	Sympro
Mid Atlantic Inst’I Shares, Inc.	TCAdvisors Network
Money Concepts Capital Corp.	The Musuneggi Financial Group
Morgan Keegan & Co.	UBS Financial Services, Inc.
Morgan Peabody	UnionBanc Investment Services LLC
Morgan Stanley Dean Witter	United Equity Securities Inc.
MS & Co. Inc.	United Planners Financial
Mutual Service Corp.	USA Financial Securities Corp.
National Financial Services, Corp.	VSR Financial Services
National Planning Corp.	Wachovia Securities LLC
National Securities Corporation	Wedbush Morgan Securities
Nationwide Planning Assoc., Inc.	Wells Fargo Bank
New England Securities	Wells Fargo Investments LLC
Next Financial Group, Inc.	Western International Securities
OFG Financial Services Inc.	WRP Investments, Inc.
Oppenheimer & Co. Inc.

HighMark Capital Management, Inc. may have established relationships with other financial firms since the end of 2008 in which these additional payments are made. Speak with your financial adviser to learn whether his or her firm has such a relationship.

Pursuant to the terms of an agreement between HighMark Capital Management, Inc. and HighMark Funds’ distributor, HighMark Capital Management, Inc. makes payments to the distributor for distribution services related to the Funds.

If investment advisers, administrators, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for

PROSPECTUS

19

recommending a particular Share class over other Share classes. Speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Funds, HighMark Capital Management, Inc. and by sponsors of other mutual funds he or she may recommend to you. You should also consider disclosures made by your financial adviser at the time of purchase. HighMark Capital Management, Inc. does not consider sales of Shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. However, some broker-dealers that sell Shares of the Funds may receive commissions from a Fund in connection with the execution of the Fund’s portfolio transactions.

Opening An Account

1.	Read this prospectus carefully.

2.	Determine how much money you want to invest. The minimum investments for the Fiduciary Shares of HighMark Funds are as follows:

• Initial Purchase:	$1,000 for each Fund
$100 for each Fund for Automatic Investment Plan
• Additional Purchases:	$100 for each Fund
$100 monthly minimum per HighMark Fund for Automatic Investment Plan

We may waive these initial and additional investment minimums for purchases made in connection with Individual Retirement Accounts, Keoghs, payroll deduction plans or 401(k) or similar plans, or for accounts held through a financial intermediary that has an agreement with HighMark Capital Management, Inc. or HighMark Funds’ distributor to waive these minimums. Financial intermediaries may aggregate accounts to meet investment minimum.

3.	Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. For more information, please contact your financial representative or call us at 1-800-433-6884.

4.	You and your financial representative can initiate any purchase, exchange or sale of Shares.

5.	Customer Identification and Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you, which information may include your social security number or taxpayer identification number. This information will be verified to ensure the identity of all persons opening an account.
HighMark Funds is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, HighMark Funds is required to collect documents to fulfill its legal obligations. Documents provided in connection with your application will be used solely to establish and verify customer identity, and HighMark Funds shall have no obligation with respect to the terms of any such document.

Attempts to collect the missing information required on the application will be performed by contacting either you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of HighMark Funds (e.g., 72 hours), which may change from time to time, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.

However, HighMark Funds reserves the right to close your account at the then-current day’s price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of HighMark Funds (e.g., 96 hours), which may change from time to time. If HighMark Funds is unable to verify your identity, it reserves the right to liquidate your account at the then-current day’s price and remit proceeds to you via check. HighMark Funds reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund Shares and will be subject to corresponding tax implications.

HighMark Funds and the Funds’ Adviser reserve the right, in their sole discretion, to reject any purchase order for any reason.

BUYING SHARES

By Check

Opening an account

•	Make out a check for the investment amount, payable to “HighMark Funds.”

•	Deliver the check and your completed application to your financial representative, or mail them to our Transfer Agent (see address on next page).

Adding to an account

•	Make out a check for the investment amount, payable to “HighMark Funds.”

•	Include a note specifying the Fund name, your share class, your account number and the name(s) in which the account is registered.

•	Deliver the check and your note to your financial representative, or mail them to our Transfer Agent.

PROSPECTUS

HIGHMARK FUNDS

20

Transfer Agent Address:

HighMark Funds

P.O. Box 8416

Boston, MA 02266-8416

Phone Number: 1-800-433-6884

All purchases made by check should be in U.S. dollars.

Third party checks, credit card checks, traveler’s checks, starter checks, money orders or cash will not be accepted.

By Wire

Opening an account

•	Deliver your completed application to your financial representative, or mail it to our Transfer Agent (address below).

•	Obtain your Fund account number by calling your financial representative or our Transfer Agent.

•	Instruct your bank to wire the amount of your investment to:

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02101

ABA# 011000028

DDA# 9905-194-8

Specify the Fund name, your choice of share class, the new Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

Adding to an account

•	Call our Transfer Agent before wiring any funds.

•	Instruct your bank to wire the amount of your investment to:

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02101

ABA# 011000028

DDA# 9905-194-8

Specify the Fund name, your share class, your Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

Transfer Agent Address:

HighMark Funds

P.O. Box 8416

Boston, MA 02266-8416

Phone Number: 1-800-433-6884

Through Financial Institutions

•	Call your financial institution for information on their procedures for transmitting orders to HighMark Funds.

By Exchange

•	Call us at 1-800-433-6884 or contact your financial representative to request an exchange.

Contact your financial representative for instructions and assistance.

To add to an account using the Automatic Investment Plan, see “Investor Services.”

SELLING SHARES

Through Financial Institutions

•	Contact your financial institution to find out more about their procedures for transmitting orders to HighMark Funds.

By Exchange

•	Obtain a current prospectus for the Fund into which you are exchanging by calling us or contacting your financial representative.

•	Call us or contact your financial representative to request an exchange.

Contact your financial representative for instructions and assistance.

To make systematic withdrawals from an account, see “Investor Services.”

Selling Shares in Writing. In certain circumstances, you may need to include a medallion guarantee, which protects you against fraudulent orders. You will need a medallion guarantee if:

•	you are selling more than $50,000 worth of Shares.

•

you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s) or by wire or the Automated Clearing House (ACH) to a bank account other than that on record.

•	you changed your address of record within the last 30 days.

You should be able to obtain a medallion guarantee from a bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. A notary public CANNOT provide a medallion guarantee.

Receiving Your Money. Normally, we will send you a check for your proceeds as promptly as possible, at the latest within seven calendar days of receiving your redemption order in good order. If, however, you recently purchased Shares in a Fund by check or through the Automatic Investment Plan, you may not receive your redemption proceeds from such Fund until after the check or debit clears, which may take up to 15 days following purchase. While the Fund will delay the processing of your redemption payment until after the check or debit clears, the Shares will be valued at the next determined net asset value after receipt of your redemption order in good order.

Involuntary Sales of Your Shares. Due to the relatively high costs of handling small investments, each Fund reserves the right to redeem your Shares at net asset value (less any applicable contingent deferred sales charge) if your account balance in any Fund drops below the minimum initial purchase amount for any reason other than market fluctuation. This is more likely to occur if you invest only the minimum amount in a Fund and then sell some of your Shares within a fairly short period of time. Before any Fund exercises its right to redeem

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your Shares, we will notify you in writing at least 60 days in advance to give you time to bring your account balance up to or above the minimum.

EXCHANGING SHARES

How to Exchange Your Shares. You may exchange Fiduciary Shares of one HighMark Fund for Fiduciary Shares of another HighMark Fund (the “new HighMark Fund”), provided that you:

•	Are qualified to invest in the new HighMark Fund.

•	Satisfy the initial and additional investment minimums for the new HighMark Fund.

•	Maintain the minimum account balance for each HighMark Fund in which you invest.

Your cost for buying shares in the new HighMark Fund is based on the net asset values of the shares you are exchanging. You may also exchange your Fiduciary Shares of a HighMark Fund for Class A or Class C Shares of another HighMark Fund. In that case, your cost for buying Shares in the new HighMark Fund is based on the net asset value of the Shares you are exchanging plus any applicable sales charge.

An exchange will be treated as a sale for tax purposes.

TRANSACTION POLICIES

Valuation of Shares. A Fund’s net asset value per share of a class is calculated according to the following formula:

(Total market value of the Fund’s investments and other assets allocable to the class—the class’s liabilities)

÷	Total number of the Fund’s Shares outstanding in the class

=	The class’s net asset value per share

We determine the net asset value (NAV) of each HighMark Money Market Fund as of 11:00 a.m. Pacific time (2:00 p.m. Eastern time) every business day (as defined below), based on the amortized cost of the Fund’s assets. Amortized cost does not take into account unrealized capital gains or losses. We strive to keep each money market fund’s NAV at a constant $1.00, but there is a remote possibility that you could lose money by investing in the Funds. If the amortized cost of a Fund’s assets is not available, we value its securities by using a method that HighMark Funds’ Board of Trustees believes accurately reflects fair value. HighMark Funds’ Board of Trustees reviews and approves HighMark Funds’ written fair valuation procedures in advance of their use. In addition, HighMark Funds’ Board of Trustees periodically reviews valuations to determine if any changes should be made in the fair valuation procedures. For further information about how we determine the value of the Funds’ investments, see the SAI.

Buy and Sell Prices. When you buy Shares of a Fund, the amount you pay per share is based on the net asset value per share of the applicable class of Shares next determined after we receive your order in good order. When you sell Shares of a Fund, you receive proceeds based on the net asset value per share of the applicable class of Shares next determined after we receive your order in good order.

Execution of Orders. You may buy and sell Shares of HighMark Money Market Funds on any day when both the Federal Reserve Wire System and the New York Stock Exchange are open for business (hereafter referred to as a “business day”). The New York Stock Exchange is closed on weekends and national holidays.

•

Purchasing Shares by Mail: If you mail us a purchase order, we will execute it as soon as we have received your payment. (Note: If your check does not clear, we will be forced to cancel your purchase and may hold you liable for any losses or fees incurred.)

•	Purchasing Shares by Wire: If you place a purchase order by wire on any business day, we will execute it that day, provided that we have received your order by the following times:

•	100% U.S. Treasury Money Market Fund: Before 9:00 a.m. PT (12:00 noon ET)

•	California Tax-Free Money Market Fund: Before 8:00 a.m. PT (11:00 a.m. ET)

•	Diversified Money Market Fund: Before 11:00 a.m. PT (2:00 p.m. ET)

•	Treasury Plus Money Market Fund: Before 11:00 a.m. PT (2:00 p.m. ET)

•	U.S. Government Money Market Fund: Before 11:00 a.m. PT (2:00 p.m. ET)

In addition, you must wire the money you wish to invest and it must be received by our Transfer Agent prior to 11:00 a.m. PT (2:00 p.m. ET). If we do not receive your order or the money you plan to wire by these deadlines, the trade will be canceled and you must resubmit the trade at the time the wire is sent.

•	Selling Shares: To sell Shares on any one business day, you must place your redemption order by the following times:

•	100% U.S. Treasury Money Market Fund: Before 9:00 a.m. PT (12:00 noon ET)

•	California Tax-Free Money Market Fund: Before 8:00 a.m. PT (11:00 a.m. ET)

•	Diversified Money Market Fund: Before 11:00 a.m. PT (2:00 p.m. ET)

•	Treasury Plus Money Market Fund: Before 11:00 a.m. PT (2:00 p.m. ET)

•	U.S. Government Money Market Fund: Before 11:00 a.m. PT (2:00 p.m. ET)

If we do not receive your request by the times listed above, we will execute your order the following business day.

Anti-Money Laundering Program

Customer identification and verification is part of HighMark Funds’ overall obligation to deter money laundering under Federal law. HighMark Funds has adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, HighMark Funds reserves the

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right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of HighMark Funds management, they are deemed to be in the best interest of the Funds or in other series of HighMark Funds or in cases when HighMark Funds is requested or compelled to do so by governmental or law enforcement authorities.

Frequent Purchases and Redemptions of Fund Shares

Because the Funds are money market funds offered to investors as liquid cash management vehicles, it is expected that investors will purchase and redeem Shares of the Funds at will. Therefore HighMark Funds’ Board of Trustees has not adopted policies and procedures designed to discourage frequent purchases and redemptions of Shares of the Funds or excessive or short-term trading of Shares of the Funds. The Board has determined that shareholders should be able to purchase and redeem Shares of the Funds routinely. However, purchase and redemption activity may negatively impact the yield of the Fund, and HighMark Funds reserves the right to reject a purchase or exchange order if HighMark Funds or the Adviser determines that it is not in the best interest of a Fund or its shareholders.

Orders through Financial Intermediaries

If you are investing in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or a trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan or a 529 college savings plan that maintains a master account with the Fund for trading on behalf of its customers, the financial intermediary through whom you are investing may choose to adopt different or additional conditions on purchases, redemptions and exchanges of Fund shares to discourage frequent trading and redemptions. Consult your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what conditions may be applicable to you. The Funds are not responsible for the failure of a financial intermediary to carry out its responsibilities.

Disclosure of Portfolio Holdings

The Adviser, has established a policy with respect to the disclosure of a Fund’s portfolio holdings. A description of this policy is provided in the SAI. In addition, each Fund’s complete monthly portfolio holdings are generally available to you within 10 business days after the end of the period on HighMark Funds’ web site by clicking on “Our Funds,” selecting a Fund and clicking on “Composition.”

Note that the Funds or the Adviser may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the web site until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

DISTRIBUTIONS

We declare each HighMark Money Market Fund’s net income at the close of each business day and pay any dividends to shareholders monthly. Each Fund expects to distribute substantially all of its income and capital gains annually. However, it is unlikely that the Money Market Funds will realize any capital gain.

We will automatically reinvest any income and capital gains distributions you are entitled to in additional Shares of your Fund(s), unless you notify our Transfer Agent that you want to receive your distributions in cash. If you are a shareholder of a Money Market Fund, you may also notify our Transfer Agent to reinvest any income and capital gains distributions in the same class of an Equity Fund. To make either type or notification, send a letter with your request, including your name and account number, to:

HighMark Funds

P.O. Box 8416

Boston, MA 02266-8416

Your request will become effective for distributions having record dates after our Transfer Agent receives your request. Note that the IRS treats dividends paid in additional Fund Shares the same as it treats dividends paid in cash.

TAXES

Your investments in the Funds may have a number of tax implications. We have summarized some of the main U.S. federal income tax considerations generally applicable to investments by U.S. persons in a Fund. Note, however, that the following is general information and your investment in a Fund may have other tax implications. The information below will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. You can find more information about the potential tax consequences of investments in the Funds in the SAI.

Important Note: if you have not done so already, be sure to provide us with your correct taxpayer identification number or certify that it is correct. Unless we have that information, we must, by law, withhold a portion of the distributions you would otherwise be entitled to receive from your Fund investments as well as a portion of any proceeds you would normally receive from selling Fund Shares.

End-of-Year Tax Statements

We will send you a statement each year showing the federal income tax status of all your distributions. The laws governing taxes change frequently, however, so please consult your tax adviser for the most up-to-date information and specific guidance regarding your particular tax situation including possible foreign, state and local taxes.

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Tax Treatment of the Funds

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to U.S. federal income tax at the corporate level on income and gains from investments that are distributed to shareholders. If a Fund were to fail to qualify as a regulated investment company, it would result in fund-level taxation, and consequently, a reduction in income available for distribution to shareholders.

Taxation of Shareholder Transactions

An exchange of a HighMark Fund’s shares for shares of another HighMark Fund will be treated as a sale of the shares exchanged and, as with all sales and redemptions of HighMark Fund shares, any gain resulting from the transaction (although unlikely in a Money Market Fund) generally will be subject to U.S. federal income tax, typically as capital gains.

Taxes on Fund Distributions

•

Federal Taxes: Each Fund expects to distribute substantially all of its income and gains annually. For federal income tax purposes, distributions of net investment income that you receive from a Fund are generally taxable as ordinary income. Distributions of gains from the sale of investments that a Fund owned for one year or less also will be taxable as ordinary income (regardless of how long you’ve owned Shares in the Fund).

•

Taxation of Long-Term Capital Gains: In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains (regardless of how long you’ve owned Shares in the Fund). Long-term capital gain rates have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011. Some states also tax long-term capital gain distributions at a special rate. The Funds do not expect a significant portion of Fund distributions to be derived from long-term capital gains.

•	Reinvestment: A Fund’s distributions are taxable in the manner described above, whether received in cash or reinvested in additional Shares of the Fund.

•

Special Considerations for Shareholders of HighMark California Tax-Free Money Market Fund: Distributions from the Fund that are properly designated as “exempt-interest dividends” (that is, distributions of net income from tax-exempt securities that are properly designated by the Fund) generally will be exempt from federal income tax. Distributions from the Fund will be exempt from California personal income tax if (1) at the close of each quarter of the Fund’s taxable year at least 50% of the value of its total assets consist of obligations the interest from which would be exempt from California taxation if such obligations were held by an individual and (2) such dividends are properly designated as exempt-interest dividends in a written notice mailed to shareholders no later than 60 days after the close of the Fund’s taxable year. The Fund’s portfolio managers expect that substantially all the income dividends you receive from the Fund will be exempt from federal income tax and California state personal income taxes. However, distributions from the Fund, if any, that do not constitute exempt-interest dividends (including any distributions of any short-term capital gains) generally will be taxable as ordinary income, except that any distributions of net capital gains will be taxable as long-term capital gains. Gains realized by the Fund on the sale or exchange of investments that generate tax-exempt income will be taxable to shareholders. If you receive social security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, investing in the Fund may have on the federal taxation of such benefits. In addition, some of the income from the Fund may be included in the computation of federal and state alternative minimum tax liability, for both individual and corporate shareholders.

•	State and Local Taxes: In addition to federal taxes, you may have to pay state and local taxes on the dividends or capital gains you receive from a Fund.

Special Considerations for Non-U.S. Shareholders: Special tax considerations may apply to foreign shareholders. Please consult the SAI and your tax adviser for additional information.

The tax considerations described above may or may not apply to you. See the SAI for further details. Please consult your tax adviser to help determine whether these considerations are relevant to your investments and tax situation.

INVESTOR SERVICES

Automatic Investment Plan (AIP): AIP allows you to make regular investments in the HighMark Fund(s) of your choice through automatic deductions from your checking account. The monthly minimum per HighMark Fund is $100.* AIP is available only to current shareholders who wish to make additional investments to their existing account(s).

To take part in AIP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

*There is a lower, $50 monthly minimum for current or retired trustees (as well as their spouses and children under the age of 21) of HighMark Funds and directors, officers, and employees (as well as their spouses and children under the age of 21) of Union Bank, N.A., and its affiliates who were participating in HighMark Funds’ AIP on or before December 11, 1998.

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Systematic Withdrawal Plan (SWP): HighMark Funds’ Systematic Withdrawal Plan allows you to make regular withdrawals from your account. The minimum withdrawal is $100 per HighMark Fund. You can choose to make these withdrawals on a monthly, quarterly, semi-annual or annual basis. You also have the option of receiving your withdrawals by check or by automatic deposit into your bank account.

To participate in SWP, you must:

•	Have at least $5,000 in your HighMark Fund(s) account and

•	Have your dividends automatically reinvested.

Before you sign up for SWP, please note the following important considerations:

SWP via check will only run on the 25th of each month. SWP via the Automated Clearing House (“ACH”) can be run on any date. If your automatic withdrawals through SWP exceed the income your HighMark Fund(s) normally pay, your withdrawals may, over time, deplete your original investment—or exhaust it entirely if you make large and/or frequent withdrawals. Fluctuations in the net asset value per share of your HighMark Fund(s) may also contribute to the depletion of your principal.

To take part in SWP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (which may require a medallion guarantee).

Please contact HighMark Funds at 1-800-433-6884 for more information.

Systematic Exchange Plan: HighMark Funds’ Systematic Exchange Plan allows shareholders of a class of HighMark Money Market or Fixed-Income Funds to make regular exchanges from their accounts into the same class of a HighMark Equity Fund. The minimum exchange is $100 per HighMark Equity Fund. You can choose to make these exchanges on a monthly, quarterly, semi-annual or annual basis for a fixed period of time.

To participate in the Systematic Exchange Program, you must:

•	Have at least $5,000 in your HighMark Money Market or Fixed-Income Fund(s) account and

•	Have your dividends automatically reinvested.

To take part in the Systematic Exchange Program, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

MORE ABOUT HIGHMARK FUNDS

INVESTMENT MANAGEMENT

Investment Adviser

HighMark Capital Management, Inc. serves as investment adviser of each series of HighMark Funds and manages its investment portfolios on a day-to-day basis under the supervision of HighMark Funds’ Board of Trustees. HighMark Capital Management, Inc. also serves as the administrator of each series of HighMark Funds.

HighMark Capital Management, Inc. is a subsidiary of Union Bank, N.A., which is a subsidiary of UnionBanCal Corporation. UnionBanCal Corporation is wholly-owned by The Bank of Tokyo-Mitsubishi UFJ, Ltd. (BTMU). BTMU is in turn a wholly-owned subsidiary of Mitsubishi UFJ Financial Group, Inc. As of September 30, 2009, HighMark Capital Management, Inc. had approximately $17.3 billion in assets under management. HighMark Capital Management, Inc. (and its predecessors) has been providing investment management services to individuals, institutions and large corporations since 1919.

Over the past fiscal year, the Funds paid the following advisory fees to HighMark Capital Management, Inc.:

Fund	% of Net Assets
100% U.S. Treasury Money Market Fund	0.12%
California Tax-Free Money Market Fund	0.25%
Diversified Money Market Fund	0.30%
U.S. Government Money Market Fund	0.23%

For its advisory services to the Treasury Plus Money Market Fund, HighMark Capital Management, Inc. is entitled to receive management fees at an annual rate of 0.30% of the Treasury Plus Money Market Fund’s average daily net assets.

A discussion regarding the basis for HighMark Funds’ Board of Trustees approving the advisory agreement between HighMark Capital Management, Inc. and HighMark Funds is available in HighMark Funds’ Annual Report to shareholders for the fiscal year ending July 31, 2009.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the past 5 years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Deloitte & Touche LLP, as noted in its report dated September 25, 2009. This report, along with the Funds’ financial statements, is incorporated by reference in the SAI, which is available upon request.

		Investment Activities				Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income†		Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Capital Gains	Total from Dividends and Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return*	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses	Ratio of Net Investment Income (Loss) to Average Net Assets
100% U.S. Treasury Money Market Fund
Fiduciary Shares
For the periods ended July 31,:
2009	$1.00	$0.003		$—	$0.003	$(0.003)	$—	$(0.003)	$—	$1.00	0.27%	$452,594	0.36	%††	0.80%	0.25%
2008	1.00	0.023		—	0.023	(0.023)	—	(0.023)	—	1.00	2.27	465,490	0.54		0.76	2.21
2007	1.00	0.045		—	0.045	(0.045)	—	(0.045)	—	1.00	4.56	334,211	0.53		0.78	4.47
2006	1.00	0.035		—	0.035	(0.035)	—	(0.035)	—	1.00	3.58	391,906	0.52		0.78	3.54
2005	1.00	0.016		—	0.016	(0.016)	—	(0.016)	—	1.00	1.65	406,281	0.53		0.82	1.60
California Tax-Free Money Market Fund
Fiduciary Shares
For the periods ended July 31,:
2009	$1.00	$0.011		$—	$0.011	$(0.011)	$—	$(0.011)	$—	$1.00	1.15%	$343,075	0.54	%††	0.79%	1.14%
2008	1.00	0.024		0.001	0.025	(0.025)	—	(0.025)	—	1.00	2.55	460,265	0.49		0.76	2.42
2007	1.00	0.031		—	0.031	(0.031)	—	(0.031)	—	1.00	3.13	226,583	0.48		0.79	3.08
2006	1.00	0.025		—	0.025	(0.025)	—	(0.025)	—	1.00	2.57	176,711	0.48		0.79	2.53
2005	1.00	0.014		—	0.014	(0.014)	—	(0.014)	—	1.00	1.46	188,716	0.45		0.82	1.44
Diversified Money Market Fund
Fiduciary Shares
For the periods ended July 31,:
2009	$1.00	$0.015		$—	$0.015	$(0.015)	$—	$(0.015)	$—	$1.00	1.55%	$2,415,777	0.58	%††	0.80%	1.53%
2008	1.00	0.037		—	0.037	(0.037)	—	(0.037)	—	1.00	3.81	2,193,518	0.54		0.76	3.66
2007	1.00	0.049		—	0.049	(0.049)	—	(0.049)	—	1.00	4.98	1,764,559	0.52		0.78	4.87
2006	1.00	0.039		—	0.039	(0.039)	—	(0.039)	—	1.00	4.02	1,923,511	0.52		0.79	3.93
2005	1.00	0.019		—	0.019	(0.019)	—	(0.019)	—	1.00	1.94	2,118,149	0.53		0.81	1.91
Treasury Plus Money Market Fund
Fiduciary Shares
For the period ended July 31,:
2009 (1)	$1.00	$0.004	^	$—	$0.004	$(0.004)	$—	$(0.004)	$—	$1.00	0.41%	$139,233	0.15	%**††	0.80%**	0.23%**
U.S. Government Money Market Fund
Fiduciary Shares
For the periods ended July 31,:
2009	$1.00	$0.009	^	$—	$0.009	$(0.009)	$—	$(0.009)	$—	$1.00	0.95%	$873,242	0.49	%††	0.80%	0.88%
2008	1.00	0.031		0.001	0.032	(0.032)	—	(0.032)	—	1.00	3.25	576,230	0.54		0.78	3.14
2007	1.00	0.048		—	0.048	(0.048)	—	(0.048)	—	1.00	4.90	456,802	0.53		0.79	4.80
2006	1.00	0.039		—	0.039	(0.039)	—	(0.039)	—	1.00	3.93	506,572	0.53		0.79	3.88
2005	1.00	0.018		—	0.018	(0.018)	—	(0.018)	—	1.00	1.86	437,804	0.53		0.82	1.83

Amounts designated as “—” are either $0 or have been rounded to $0.

*	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
**	Annualized.
†	Per share amounts calculated using average shares method unless otherwise indicated.
††	The effect of participating in the Money Market Government Insurance Program (the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds) for the period ended 07/31/09 was 0.04% for the California Tax-Free Money Market, the Diversified Money Market, and the 100% U.S. Treasury Money Market Funds, 0.03% for the U.S. Government Money Market Fund, and 0.00% for the Treasury Plus Money Market Fund.
^	Per share amounts calculated using SEC method.
(1)	Commenced operations on August 14, 2008.

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INSTRUMENTS, INVESTMENT TECHNIQUES AND RISKS

No Fund is a complete investment program. The investment objectives or goals of the Funds and the investment policies of the Funds can be changed without shareholder approval, except for the policies that are identified as “fundamental” in the SAI.

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Funds use, as well as the main risks they pose. Fixed-income securities are subject primarily to market, credit and prepayment risk. Following the table is a more complete discussion of risk. You may also consult the SAI for more details about the securities in which the Funds may invest.

FUND NAME	FUND CODE
100% U.S. Treasury Money Market Fund	1
California Tax-Free Money Market Fund	2
Diversified Money Market Fund	3
Treasury Plus Money Market Fund	4
U.S. Government Money Market Fund	5

INSTRUMENT	FUND CODE	RISK TYPE
Asset-Backed Securities: Securities backed by receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or assets.	2, 3	Prepayment Market Credit Regulatory
Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. They generally have maturities of six months or less.	2, 3	Credit Liquidity Market
Bonds: Interest-bearing or discounted government or corporate securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity.	2, 3, 5	Market Credit Political Liquidity Foreign Investment Prepayment
Certificates of Deposit: Negotiable instruments with a stated maturity.	2, 3	Market Credit Liquidity
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	2, 3, 5	Credit Liquidity Market
Demand Notes: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a fund.	2, 3, 5	Market Liquidity Management
Derivatives: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options (e.g., put and calls), options on futures, swap agreements, and some mortgage-backed securities.	2, 3, 5	Management Market Credit Liquidity Leverage Prepayment
Foreign Securities: Commercial paper of foreign issuers and obligations of foreign banks, overseas branches of U.S. banks and supranational entities.	3	Market Political Liquidity Foreign Investment

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INSTRUMENT	FUND CODE	RISK TYPE
Illiquid Securities: Securities that ordinarily cannot be sold within seven business days at the value the Fund has estimated for them. Each HighMark Money Market Fund may invest up to 10% of its net assets in illiquid securities.	1-5	Liquidity Market
Investment Company Securities: Shares of registered investment companies. These may include HighMark Money Market Funds and other registered investment companies for which HighMark, its sub-advisers, or any of their affiliates serves as investment adviser, administrator or distributor. As a shareholder of an investment company, a fund will indirectly bear investment management fees of that investment company, which are in addition to the management fees the fund pays its own adviser.	2, 3, 5	Market
Mortgage-Backed Securities: Securities backed by real estate loans and pools of loans. These include collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).	2, 3	Prepayment Market Credit Regulatory

Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities may include revenue bonds, certificates of participation, both taxable and tax-exempt private activity bonds and industrial development bonds, as well as general obligation bonds, tax anticipation notes, bond anticipation notes, revenue anticipation notes, project notes, other short-term obligations such as municipal leases, and obligations of municipal housing authorities (single family revenue bonds).

There are two general types of municipal bonds: General-obligation bonds, which are secured by the taxing power of the issuer (and, in California, have the approval of voters) and revenue bonds, which take many shapes and forms but are generally backed by revenue from a specific project or tax. These include, but are not limited to, certificates of participation (COPs); utility and sales tax revenues; tax increment or tax allocations; housing and special tax, including assessment district and community facilities district (Mello-Roos) issues, which are secured by specific real estate parcels; hospital revenue; and industrial development bonds that are secured by a private company.

	2, 3	Market Credit Political Tax Regulatory Prepayment
Participation Interests: Interests in municipal securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests are usually structured as some form of indirect ownership that allows a fund to treat the income from the investment as exempt from federal income tax. A fund invests in these interests to obtain credit enhancement on demand features that would be available through direct ownership of the underlying municipal securities.	2	Market Liquidity Credit Tax
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan by a fund.	2-5	Market Leverage Counterparty

PROSPECTUS

HIGHMARK FUNDS

28

INSTRUMENT	FUND CODE	RISK TYPE
Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	1-5	Liquidity Market
Reverse Repurchase Agreement: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund and may have a leveraging effect.	2-5	Market Leverage Counterparty
Securities Lending: The lending of up to 33 1/3% of a fund’s total assets. In return a fund receives cash, other securities and/or letters of credit.	2-5	Market Leverage Liquidity Credit
Tax-Exempt Commercial Paper: Commercial paper issued by governments and political sub-divisions.	2	Credit Liquidity Market Tax
Time Deposits: Non-negotiable receipts issued by a bank in exchange for a deposit of money.	2, 3	Liquidity Credit Market
Treasury Receipts: Treasury receipts, Treasury investment growth receipts and certificates of accrual of Treasury securities.	3, 5	Market
U.S. Government-Sponsored Entity Securities: Securities issued by agencies, authorities, enterprises and instrumentalities of the U.S. government. These include Ginnie Mae, Fannie Mae and Freddie Mac. Such securities may not be guaranteed or insured by the U.S. government.	2, 3, 5	Government-Sponsored Entities Market Credit Call
U.S. Treasury Obligations: Bills, notes, bonds, separately traded registered interest and principal securities, and coupons under bank entry safekeeping.	1-5	Market
Variable Amount Master Demand Notes: Unsecured demand notes that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between HighMark Funds and the issuer, they are not normally traded. Although there is no secondary market in these notes, a fund may demand payment of principal and accrued interest at specified intervals.	2, 3, 5	Credit
Variable and Floating Rate Instruments: Obligations with interest rates that are reset daily, weekly, quarterly or on some other schedule. Such instruments may be payable to a fund on demand.	2, 3, 5	Credit Liquidity Market
When-Issued Securities and Forward Commitments: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date.	1-5	Market Leverage Liquidity Credit

PROSPECTUS

29

INSTRUMENT	FUND CODE	RISK TYPE
Yankee Bonds and Similar Obligations: U.S. dollar- denominated bonds issued by foreign corporations or governments. Sovereign bonds are those issued by the government of a foreign country. Supranational bonds are those issued by supranational entities, such as the World Bank and European Investment Bank. Canadian bonds are those issued by Canadian provinces.	3	Market Credit
Zero-Coupon Debt Obligations: Bonds and other types of debt that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.	1-5	Credit Market Zero Coupon

PROSPECTUS

HIGHMARK FUNDS

30

Other Risks

HighMark Funds also offers shares of the Income Plus Allocation Fund, Growth & Income Allocation Fund, Capital Growth Allocation Fund and Diversified Equity Allocation Fund (collectively the “Asset Allocation Portfolios”). Each of the Asset Allocation Portfolios is a “fund-of-funds” that invests in other mutual funds within the HighMark Funds family. Fiduciary shares of the Diversified Money Market Fund and certain other series of HighMark Funds not offered in this prospectus (collectively with the Diversified Money Market Fund, the “Underlying Funds”) are offered to the Asset Allocation Portfolios. The Asset Allocation Portfolios, individually or collectively, may own significant amounts of shares of each Underlying Fund from time to time. The Asset Allocation Portfolios typically use asset allocation strategies pursuant to which they frequently may increase or decrease the amount of shares of any of the Underlying Funds they own, which could occur daily in volatile market conditions. Depending on a number of factors, including the cash flows into and out of an Underlying Fund as a result of the activity of other investors, an Underlying Fund’s asset levels and an Underlying Fund’s then-current liquidity, purchases and sales by an Asset Allocation Portfolio could require the Underlying Funds to purchase or sell portfolio securities, increasing the Underlying Funds’ transaction costs and possibly reducing the Underlying Funds’ performance.

Money Market Fund Risk. An investment in a Fund is not a deposit or an obligation of Union Bank, N.A., its affiliates or any bank, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although a Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Adviser or an affiliate to take actions to maintain a Fund’s $1.00 share price. The credit quality of a Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. A Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in a Fund may have a significant adverse effect on the share price of the Fund.

GLOSSARY OF INVESTMENT RISKS

This section discusses the risks associated with the securities and investment techniques listed above, as well as certain other risks. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain types of investments and Funds are more susceptible to these risks than others.

California State Specific Risk. By concentrating its investments in California, the Fund may be more susceptible to factors adversely affecting issuers of California municipal securities than a comparable fund that does not concentrate in a single state. For example, the Fund may be affected significantly by economic, regulatory, or political developments affecting the liability of California municipal issuers to pay interest or repay principal. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulation, litigation and voter initiatives could have an adverse effect on the debt obligations of California municipal issuers. By concentrating its investments in securities issued in California, the Fund’s credit risk is dependent on the ability of the state and its cities and municipalities to make timely payments on their obligations.

Call Risk. The possibility that an issuer may “call” — or repay — a bond before the bond’s maturity date. In the case of a higher yielding bond the investor may be forced to reinvest the proceeds in a security with a lower yield. This turnover may result in taxable capital gains if the security was purchased at a discount to par and, in addition, may lower a portfolio’s income. If an investor paid a premium for the security, the call may result in a capital loss. Call risk generally increases when interest rates decline, and can make a security’s yield as well as its market price more volatile. Generally speaking, the longer a security’s maturity, the greater risk the call presents.

Counterparty Risk. The risk that the counterparty to a repurchase agreement or reverse repurchase agreement may not fulfill its obligations under the repurchase agreement or reverse repurchase agreement. A fund’s income and the value of a fund’s investments could decline as a result.

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security’s credit rating, the higher its credit risk. If a security’s credit rating is downgraded, its price tends to decline sharply, especially as it becomes more probable that the issuer will default.

Foreign Investment Risk. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar-denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be seriously harmed by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental

PROSPECTUS

31

collapse. These risks are greater in the emerging markets than in the developed markets of Europe and Japan.

Government-Sponsored Entities Risk. The risk associated with securities issued by government-sponsored entities because such securities may not be guaranteed or insured by the U.S. government and may only be supported by the credit of the issuing entity.

Interest Rate Risk. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. This risk should be modest for shorter-term securities and high for longer-term securities. Interest rate risk also involves the risk that falling interest rates will cause a Fund’s income, and thus its total return, to decline. This risk is generally greater for shorter-term securities and lower for longer-term securities.

Leverage Risk. The risk associated with securities or investment practices that magnify small index or market movements into large changes in value. Leverage is often created by investing in derivatives, but may be inherent in other types of securities as well.

Liquidity Risk. The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. Any or all of these limitations could hamper the management or performance of a fund.

Management Risk. The risk that a strategy used by a Fund’s portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Market Risk. The risk that a security’s market value may decline, especially rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the investor originally paid for it. Market risk may affect a single issuer, industrial sector or the market as a whole. For fixed-income securities, market risk is largely influenced by changes in interest rates. Rising interest rates typically cause the value of bonds to decrease, while falling rates typically cause the value of bonds to increase.

Political Risk. The risk of investment losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes or even governmental collapse and war.

Prepayment Risk. The risk that an issuer will repay a security’s principal at an unexpected time. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. The investor is usually forced to reinvest the proceeds in a security with a lower yield. This turnover may result in taxable capital gains and, in addition, may decrease a portfolio’s income. If an investor paid a premium for the security, the prepayment may result in an unexpected capital loss.

Prepayment risk generally increases when interest rates decline, and can make a security’s yield as well as its market price more volatile. Generally speaking, the longer a security’s maturity, the greater the prepayment risk it poses.

Regulatory Risk. The risk that federal and state laws may restrict an investor from seeking recourse when an issuer has defaulted on the interest and/or principal payments it owes on its obligations. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses and state usury laws.

Tax Risk. The risk that the issuer of a security will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences for the issuer and potential losses for its investors.

Zero Coupon Risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically.

PROSPECTUS

HIGHMARK FUNDS

32

NOTES

HighMark Funds Service Providers:

INVESTMENT ADVISER & ADMINISTRATOR

HighMark Capital Management, Inc.

350 California Street

San Francisco, CA 94104

CUSTODIAN

Union Bank, N.A.

350 California Street

San Francisco, CA 94104

DISTRIBUTOR

HighMark Funds Distributors, Inc.

760 Moore Road

King of Prussia, PA 19406

LEGAL COUNSEL

Ropes & Gray LLP

One Embarcadero Center, Suite 2200

San Francisco, CA 94111

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

1700 Market Street

Philadelphia, PA 19103

TRANSFER AGENT

Boston Financial Data Services, Inc.

PO Box 8416

Boston, MA 02266

How to obtain more information:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

More detailed information about HighMark Funds is included in our SAI. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list the Funds’ holdings and contain information on the market conditions and investment strategies that significantly affected HighMark Funds’ performance during the last year.

To obtain the SAI, the Annual or Semi-Annual Reports free of charge, or for more information:

By Telephone:    call 1-800-433-6884

By Mail:    write to us at

HighMark Funds

c/o PNC Global Investment Servicing (U.S.) Inc.

760 Moore Road

King of Prussia, PA 19406

By Internet:    www.highmarkfunds.com

From the SEC: You can also obtain the SAI, Annual and Semi-Annual Reports, and other information about HighMark Funds from the SEC web site (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

HighMark Funds’ Investment Company Act registration number is 811-05059.

445 South Figueroa Street • Suite 306 • Los Angeles • California • 90071

www.highmarkfunds.com

HMK-PS-013-0700

84822-A (12/09)

DECEMBER 1, 2009

HighMark

The smarter approach to investing.

money market

RETAIL SHARES

■	100% U.S. Treasury Money Market Fund

■	California Tax-Free Money Market Fund

■	Diversified Money Market Fund

■	Treasury Plus Money Market Fund

■	U.S. Government Money Market Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is unlawful. As with other investments, you could lose money on your investment in a mutual fund. Your investment in the Funds is not a deposit or an obligation of Union Bank, N.A., its affiliates or any bank. It is not insured by the FDIC or any other government agency.

PROSPECTUS

1

HOW TO READ THIS PROSPECTUS

HighMark Funds is a mutual fund family that offers different classes of Shares in separate investment portfolios. The funds have individual investment goals and strategies. This prospectus gives you important information about the Class A Shares, the Class B Shares and the Class C Shares of the Money Market Funds (the “Funds”) that you should know before investing. Each Fund also offers two additional classes of Shares called Fiduciary Shares and Class S Shares, which are offered in separate prospectuses.

Please read this prospectus and keep it for future reference. The prospectus is arranged into different sections so that you can easily review this important information. The next column contains general information you should know about investing in the Funds.

Individual HighMark Fund Profiles

100% U.S. Treasury Money Market Fund	2
California Tax-Free Money Market Fund	5
Diversified Money Market Fund	8
Treasury Plus Money Market Fund	11
U.S. Government Money Market Fund	14

Shareowner Guide — How to Invest in HighMark Funds

More About HighMark Funds

Investment Management	28
Financial Highlights	29
Instruments, Investment Techniques and Risks	31
Glossary of Investment Risks	35

FOR MORE INFORMATION ABOUT HIGHMARK FUNDS, PLEASE SEE THE BACK COVER OF THE PROSPECTUS

Union Bank, N.A., is the parent company of HighMark Capital Management, Inc. (the “Adviser”), the investment adviser of the Funds.

INTRODUCTION

Each HighMark Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities such as stocks and bonds. Before you look at specific Funds, you should know a few basics about investing in mutual funds.

Each Fund is a money market fund and seeks to maintain a stable net asset value of $1.00 per share.

Each Fund has its own investment goal and strategies for reaching that goal. There is no guarantee that a Fund will achieve its goal. Before investing, make sure that the Fund’s goal matches your own.

The portfolio manager invests each Fund’s assets in a way that he or she believes will help the Fund achieve its goal. A manager’s judgments about the securities markets, economy and companies, and his or her investment selection, may cause a Fund to underperform other funds with similar objectives.

FUND SUMMARY	PERFORMANCE INFORMATION

INVESTMENT STRATEGY	DID YOU KNOW?

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?	FUND INFORMATION
FEES AND EXPENSES

PROSPECTUS

HIGHMARK MONEY MARKET FUNDS

100% U.S. Treasury Money Market Fund

2

FUND SUMMARY

Investment Goal	To seek current income with liquidity and stability of principal
Investment Focus	U.S. Treasury obligations
Principal Investment Strategy	Invests exclusively in short-term U.S. Treasury obligations
Share Price Volatility	Low
Investor Profile	Highly risk averse investors seeking current income from a money market fund that invests entirely in U.S. Treasury securities

INVESTMENT STRATEGY

HighMark 100% U.S. Treasury Money Market Fund seeks current income with liquidity and stability of principal. The Fund invests exclusively in U.S. Treasury securities and separately traded components of those securities called “STRIPs.”

To limit the Fund’s interest rate risk, the Fund’s managers will maintain an average weighted portfolio maturity of 90 days or less. In addition, each individual security in the portfolio will have an effective maturity of no more than 397 days.

In choosing investments for the Fund, the portfolio managers consider such factors as:

•	The outlook for interest rates.

•	Buying and selling activity in the Treasury market as a whole and/or for individual Treasury securities.

•	Imbalances in the supply of Treasuries relative to demand.

•	The appropriateness of particular securities to the Fund’s objectives.

For a more complete description of the securities in which the Fund can invest, please see “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decline in interest rates. Generally, the longer the average maturity of the Fund’s investments, the greater its interest rate risk. A low interest rate environment may prevent the Fund from providing a positive yield. In addition, a low interest rate environment may result in the Fund being unable to pay expenses out of its assets and may impact the Fund’s ability to maintain a stable net asset value of $1.00 per share.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

For more information about this risk and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

An investment in the Fund is not a deposit or an obligation of Union Bank, N.A., its affiliates or any bank, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PROSPECTUS

3

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how it will perform in the future.

This bar chart shows the changes in the performance of the Fund’s Class A Shares from year to year.*

Best Quarter	Worst Quarter
1.39%	0.03%
(12/31/00)	(12/31/08)

*The performance information above is based on a calendar year. The Fund’s total return from 1/1/2009 to 9/30/2009 was 0.02%.

This table shows the Fund’s average annual total returns for periods ending 12/31/08.

	1 Year	5 Years	10 Years	Since Inception
100% U.S. Treasury Money Market Fund
Class A Shares	0.82%	2.26%	2.56%	3.30	%*

*Since 12/1/90.

YIELD

The income a fund generates is commonly referred to as its “yield.” For money market funds, yield is a more useful indication than total return of how a portfolio is performing. As a result, advertisements and other communications about HighMark 100% U.S. Treasury Money Market Fund will typically mention the portfolio’s yield. There are various types of yield, including current or 7-day yield and effective yield. All mutual funds must use the same formulas to calculate each of these yields.

The formula for effective yield assumes that investors take advantage of compounding by reinvesting their dividends; current or seven-day yield does not make the same assumption. As a result, a portfolio’s effective yield typically will be slightly higher than its current or seven-day yield. Both types of yield will tend to fluctuate daily due to such factors as a fund’s interest rate exposure as well as the type and credit quality of its portfolio holdings.

To obtain current yield information for the Fund, please call 1-800-433-6884.

FUND INFORMATION

Class	CUSIP	Ticker
Class A	431114404	HMRXX

DID YOU KNOW?

A portfolio’s level of interest rate exposure is commonly indicated by the term maturity. Generally speaking, the longer a portfolio’s maturity, the greater its level of interest rate exposure and, in turn, its risk/return potential.

PROSPECTUS

HIGHMARK MONEY MARKET FUNDS

100% U.S. Treasury Money Market Fund

4

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
Class A Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)*	0.00%

Annual Fund Operating Expenses
Class A Shares
Investment Advisory Fees	0.30%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.50%

Total Annual Fund Operating Expenses	1.05%
Fee Waivers	0.25%
Net Expenses†	0.80%

*Does not include any wire transfer fees, if applicable.

†The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) for Class A Shares from exceeding 0.80% for the period beginning December 1, 2009 and ending on November 30, 2010. In addition to the current expense limitations described above, the Adviser may also waive fees and/or reimburse expenses in excess of its current fee waiver or reimbursement commitment to the extent necessary to maintain the net yield of the Fund and/or one or more classes of shares of the Fund at a certain level as determined by the Adviser. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed pursuant to any of the foregoing until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future yield.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$82	$309	$555	$1,260

PROSPECTUS

HIGHMARK MONEY MARKET FUNDS

California Tax-Free Money Market Fund

5

FUND SUMMARY

Investment Goal	To seek current income exempt from federal and California state personal income taxes with liquidity and stability of principal
Investment Focus	California tax-free money market securities
Principal Investment Strategy	Attempts to invest in high quality, short-term California tax-free securities
Share Price Volatility	Low
Investor Profile	California residents seeking income exempt from federal and California state personal income taxes

INVESTMENT STRATEGY

HighMark California Tax-Free Money Market Fund seeks as high a level of current income exempt from federal and California personal income tax as is consistent with the preservation of capital and stability of principal.

To pursue this goal, the Fund normally invests at least 80% of its total assets in short-term, high quality California municipal securities. It may also invest in non-rated securities that the portfolio managers judge to be of comparably high quality. At times, the Fund may also invest up to 10% of its assets in other mutual funds with similar objectives. The Fund may, in addition, invest up to 20% in short-term obligations that pay interest which is not exempt from California personal income taxes, federal income taxes and/or the alternative minimum tax.

To limit the Fund’s interest rate risk, the Fund’s managers will maintain an average weighted portfolio maturity of 90 days or less. In addition, each individual security in the portfolio will have an effective maturity of no more than 397 days.

In choosing investments for the Fund, the portfolio managers consider such factors as:

•	The outlook for interest rates.

•	Buying and selling activity in the California municipal securities market as a whole and/or for individual securities.

•	Imbalances in the supply of securities relative to demand.

•	The appropriateness of particular securities to the Fund’s objectives.

In an effort to preserve the value of your investment under volatile market conditions, the managers may temporarily invest a significant amount of the Fund’s assets in very short-term taxable obligations called money market securities. They may also do so when there is not a sufficient supply of California municipal securities that meet their investment criteria.

For a more complete description of the securities in which the Fund can invest, please see “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

California State Specific Risk: By concentrating its investments in California, the Fund may be more susceptible to factors adversely affecting issuers of California municipal securities than a comparable fund that does not concentrate in a single state. For example, the Fund may be affected significantly by economic, regulatory, or political developments affecting the ability of California municipal issuers to pay interest or repay principal. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulation, litigation and voter initiatives could have an adverse effect on the debt obligations of California municipal issuers. By concentrating its investments in securities issued in California, the Fund’s credit risk is dependent on the ability of the state and its cities and municipalities to make timely payments on their obligations.

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decline in interest rates. Generally, the longer the average maturity of the Fund’s investments, the greater its interest rate risk.

Market Risk: The possibility that a Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Credit Risk: The possibility that an issuer cannot make timely interest and principal payments on its obligations. In general, the lower a security’s rating, the greater its credit risk.

Liquidity Risk: The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell

PROSPECTUS

HIGHMARK MONEY MARKET FUNDS

California Tax-Free Money Market Fund

6

other securities instead, or forego a more attractive investment opportunity. Any or all of these limitations could hamper the management or performance of a Fund.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

An investment in the Fund is not a deposit or an obligation of Union Bank, N.A., its affiliates or any bank, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how it will perform in the future.

This bar chart shows the changes in the performance of the Fund’s Class A Shares from year to year.*

Best Quarter	Worst Quarter
0.82%	0.05%
(06/30/00)	(09/30/03)

*The performance information above is based on a calendar year. The Fund’s total return from 1/1/2009 to 9/30/2009 was 0.14%.
This table shows the Fund’s average annual total returns for periods ending 12/31/08.

	1 Year	5 Years	10 Years	Since Inception*
California Tax-Free Money Market Fund[1]
Class A Shares	1.92%	1.93%	1.81%	2.17%

1Performance for the Class A Shares includes the performance of Stepstone California Tax-Free Money Market Fund for the period prior to its consolidation with HighMark California Tax-Free Money Market Fund on 4/25/97.

*Since 6/25/91.

YIELD

The income a fund generates is commonly referred to as its “yield.” For money market funds, yield is a more useful indication than total return of how a portfolio is performing. As a result, advertisements and other communications about HighMark California Tax-Free Money Market Fund will typically mention the portfolio’s yield. There are various types of yield, including current or 7-day yield and effective yield. All mutual funds must use the same formulas to calculate each of these yields.

The formula for effective yield assumes that investors take advantage of compounding by reinvesting their dividends; current or seven-day yield does not make the same assumption. As a result, a portfolio’s effective yield typically will be slightly higher than its current or seven-day yield. Both types of yield will tend to fluctuate daily due to such factors as a fund’s interest rate exposure as well as the type and credit quality of its portfolio holdings.

To obtain current yield information for the Fund, please call 1-800-433-6884.

FUND INFORMATION

Class	CUSIP	Ticker
Class A	431114859	HMAXX

DID YOU KNOW?

Municipal securities are issued by states, cities and municipalities to help finance utilities, schools, public works projects and facilities, among other things.

The managers consider high quality securities to be those that at least one nationally recognized rating agency such as S&P has judged financially strong enough to be included in its highest credit-quality category for short-term securities.

A portfolio’s level of interest rate exposure is commonly indicated by the term maturity. Generally speaking, the longer a portfolio’s maturity, the greater its level of interest rate exposure and, in turn, its risk/return potential.

PROSPECTUS

7

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
Class A Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)*	0.00%

Annual Fund Operating Expenses
Class A Shares
Investment Advisory Fees	0.30%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.49%

Total Annual Fund Operating Expenses	1.04%
Fee Waivers	0.24%
Net Expenses†	0.80%

*Does not include any wire transfer fees, if applicable.

†The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) for Class A Shares from exceeding 0.80% for the period beginning December 1, 2009 and ending on November 30, 2010. In addition to the current expense limitations described above, the Adviser may also waive fees and/or reimburse expenses in excess of its current fee waiver or reimbursement commitment to the extent necessary to maintain the net yield of the Fund and/or one or more classes of shares of the Fund at a certain level as determined by the Adviser. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed pursuant to any of the foregoing until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future yield.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$82	$307	$551	$1,249

PROSPECTUS

HIGHMARK MONEY MARKET FUNDS

Diversified Money Market Fund

8

FUND SUMMARY

Investment Goal	To seek current income with liquidity and stability of principal
Investment Focus	High quality, short-term debt securities
Principal Investment Strategy	Employs top-down analysis of economic and market factors to select Fund investments
Share Price Volatility	Low
Investor Profile	Short-term or risk-averse investors seeking current income from a money market fund that invests primarily in high quality, short-term debt securities

INVESTMENT STRATEGY

HighMark Diversified Money Market Fund seeks to generate current income with liquidity and stability of principal. To pursue this goal, the Fund invests primarily in high quality, short-term debt securities. “High quality” securities are those that at least one nationally recognized rating agency such as S&P has judged financially strong enough to be included in its highest credit-quality category for short-term securities. The Fund may also invest in nonrated securities if the portfolio managers believe they are of comparably high quality.

To limit the Fund’s interest rate risk, the Fund’s managers will maintain an average weighted portfolio maturity of 90 days or less. In addition, each individual security in the portfolio will have an effective maturity of no more than 397 days.

In choosing investments for the Fund, the portfolio managers consider several factors, including:

•	The outlook for interest rates.

•	Buying and selling activity in the high quality, short-term securities market as a whole and/or for individual securities.

•	Current imbalances in the supply of high quality, short-term securities relative to demand.

•	The appropriateness of particular securities to the Fund’s objectives.

Although the portfolio managers strive to ensure that the Fund is diversified, from time to time they may concentrate the Fund’s assets in certain securities issued by U.S. banks, U.S. branches of foreign banks and foreign branches of U.S. banks, to the extent permitted under applicable SEC guidelines, if they believe it is in the best interest of the Fund’s shareholders.

For a more complete description of the securities in which the Fund can invest, please see “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decline in interest rates. Generally, the longer the average maturity of the Fund’s investments, the greater its interest rate risk.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Credit Risk: The possibility that an issuer cannot make timely interest and principal payments on its securities. In general, the lower a security’s credit rating, the greater its credit risk.

Liquidity Risk: The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. Any or all of these limitations could hamper the management or performance of a Fund.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

An investment in the Fund is not a deposit or an obligation of Union Bank, N.A., its affiliates or any bank, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PROSPECTUS

9

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how it will perform in the future.

This bar chart shows the changes in the performance of the Fund’s Class A Shares from year to year.*

Best Quarter	Worst Quarter
1.51%	0.09%
(09/30/00)	(06/30/04)

*The performance information shown above is based on a calendar year. The Fund’s total return from 1/1/2009 to 9/30/2009 was 0.42%.

This table shows the Fund’s average annual total returns for periods ending 12/31/08.

	1 Year	5 Years	10 Years	Since Inception*
Diversified Money Market Fund[1]
Class A Shares	2.49%	2.96%	3.04%	3.61%

1Performance for the Class A Shares includes the performance of Stepstone Money Market Fund for the periods prior to its consolidation with HighMark Diversified Money Market Fund on 4/25/97.

*Since 5/28/91.

YIELD

The income a fund generates is commonly referred to as its “yield.” For money market funds, yield is a more useful indication than total return of how a portfolio is performing. As a result, advertisements and other communications about HighMark Diversified Money Market Fund will typically mention the portfolio’s yield. There are various types of yield, including current or 7-day yield and effective yield. All mutual funds must use the same formulas to calculate each of these yields.

The formula for effective yield assumes that investors take advantage of compounding by reinvesting their dividends; current or seven-day yield does not make the same assumption. As a result, a portfolio’s effective yield typically will be slightly higher than its current or seven-day yield. Both types of yield will tend to fluctuate daily due to such factors as a fund’s interest rate exposure as well as the type and credit quality of its portfolio holdings.

To obtain current yield information for the Fund, please call 1-800-433-6884.

FUND INFORMATION

Class	CUSIP	Ticker
Class A	431114800	HMVXX

DID YOU KNOW?

A portfolio’s level of interest rate exposure is commonly indicated by the term maturity. Generally speaking, the longer a portfolio’s maturity, the greater its level of interest rate exposure and, in turn, its risk/return potential.

PROSPECTUS

HIGHMARK MONEY MARKET FUNDS

Diversified Money Market Fund

10

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees you would pay directly from your investment if you buy or sell Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
Class A Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)*	0.00%

Annual Fund Operating Expenses
Class A Shares
Investment Advisory Fees	0.30%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.50%

Total Annual Fund Operating Expenses	1.05%
Fee Waivers	0.23%
Net Expenses†	0.82%

*Does not include any wire transfer fees, if applicable.

†The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) for Class A Shares from exceeding 0.82% for the period beginning December 1, 2009 and ending on November 30, 2010. In addition to the current expense limitations described above, the Adviser may also waive fees and/or reimburse expenses in excess of its current fee waiver or reimbursement commitment to the extent necessary to maintain the net yield of the Fund and/or one or more classes of shares of the Fund at a certain level as determined by the Adviser. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed pursuant to any of the foregoing until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future yield.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$84	$311	$557	$1,262

PROSPECTUS

HIGHMARK MONEY MARKET FUNDS

Treasury Plus Money Market Fund

11

FUND SUMMARY

Investment Goal	To seek current income with liquidity and stability of principal
Investment Focus	U.S. Treasury obligations and repurchase agreements
Principal Investment Strategy	Invests in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements collateralized by such obligations
Share Price Volatility	Low
Investor Profile	Risk averse investors seeking current income from a money market fund that invests in U.S. Treasury securities

INVESTMENT STRATEGY

HighMark Treasury Plus Money Market Fund seeks current income with liquidity and stability of principal. To pursue its goal, the Fund primarily invests in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements collateralized by such obligations. The Fund may also invest in reverse repurchase agreements.

To limit the Fund’s interest rate risk, the Fund’s managers will maintain an average weighted portfolio maturity of 90 days or less. In addition, each individual security in the Fund will have an effective maturity of no more than 397 days.

In choosing investments for the Fund, the portfolio managers consider such factors as:

•	The outlook for interest rates,

•	Buying and selling activity in the Treasury market as a whole and/or for individual Treasury securities,

•	Imbalances in the supply of Treasuries relative to demand,

•	Liquidity, market risk and yield of various investment options, and/or

•	The appropriateness of particular securities to the Fund’s objectives.

For a more complete description of the securities in which the Fund can invest, please see “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decline in interest rates. Generally, the longer the average maturity of the Fund’s investments, the greater its interest rate risk. A low interest rate environment may prevent the Fund from providing a positive yield. In addition, a low interest rate environment may result in the Fund being unable to pay expenses out of its assets and may impact the Fund’s ability to maintain a stable net asset value of $1.00 per share.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Leverage Risk: Investments in the types of securities that create leverage are associated with the risk that such securities or investment practices may magnify small index or market movements into large changes in value.

Credit Risk: The possibility that an issuer cannot make timely interest and principal payments on its obligations. In general, the lower a security’s rating, the greater its credit risk.

Counterparty Risk: The risk that the counterparty to a repurchase agreement or reverse repurchase agreement may not fulfill its obligations under the repurchase agreement or reverse repurchase agreement. The Fund’s income and the value of the Fund’s investments could decline as a result.

Liquidity Risk: The possibility that a security may be difficult or impossible to sell at the time and price the Fund wishes. The Fund may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity, all of which could hamper the management or performance of the Fund.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PROSPECTUS

HIGHMARK MONEY MARKET FUNDS

Treasury Plus Money Market Fund

12

An investment in the Fund is not a deposit or an obligation of Union Bank, N.A., its affiliates or any bank, and it is not insured or guaranted by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE INFORMATION

This section would normally include a bar chart and a table showing how the Fund has performed and how its performance has varied from year to year. Because the Fund had less than a full calendar year of performance as of the date of this Prospectus, the bar chart and table are not shown.

YIELD

The income a fund generates is commonly referred to as its “yield.” For money market funds, yield is a more useful indication than total return of how a portfolio is performing. As a result, advertisements and other communications about HighMark Treasury Plus Money Market Fund will typically mention the portfolio’s yield. There are various types of yield, including current or 7-day yield and effective yield. All mutual funds must use the same formulas to calculate each of these yields.

The formula for effective yield assumes that investors take advantage of compounding by reinvesting their dividends; current or seven-day yield does not make the same assumption. As a result, a portfolio’s effective yield typically will be slightly higher than its current or seven-day yield. Both types of yield will tend to fluctuate daily due to such factors as a fund’s interest rate exposure as well as the type and credit quality of its portfolio holdings.

To obtain current yield information for the Fund, please call 1-800-433-6884.

FUND INFORMATION

Class	CUSIP	Ticker
Class A	431123306	HMPXX

DID YOU KNOW?

A portfolio’s level of interest rate exposure is commonly indicated by the term maturity. Generally speaking, the longer a portfolio’s maturity, the greater its level of interest rate exposure and, in turn, its risk/return potential.

PROSPECTUS

13

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
Class A Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)*	0.00%

Annual Fund Operating Expenses
Class A Shares
Investment Advisory Fees	0.30%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.50%

Total Annual Fund Operating Expenses	1.05%
Fee Waivers	0.25%
Net Expenses†	0.80%

*Does not include any wire transfer fees, if applicable.

†The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) for Class A Shares from exceeding 0.80% for the period beginning December 1, 2009 and ending on November 30, 2010. In addition to the current expense limitations described above, the Adviser may also waive fees and/or reimburse expenses in excess of its current fee waiver or reimbursement commitment to the extent necessary to maintain the net yield of the Fund and/or one or more classes of shares of the Fund at a certain level as determined by the Adviser. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed pursuant to any of the foregoing until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future yield.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$82	$309	$555	$1,260

PROSPECTUS

HIGHMARK MONEY MARKET FUNDS

U.S. Government Money Market Fund

14

FUND SUMMARY

Investment Goal	To seek current income with liquidity and stability of principal
Investment Focus	Short-term obligations issued or guaranteed by the U.S. government and its agencies, authorities, enterprises and instrumentalities
Principal Investment Strategy	Employs top-down analysis of economic and market factors to select Fund investments
Share Price Volatility	Low
Investor Profile	Short-term or risk-averse investors seeking a money market fund investing primarily in U.S. government obligations

INVESTMENT STRATEGY

HighMark U.S. Government Money Market Fund seeks current income with liquidity and stability of principal. To pursue this goal, the Fund invests exclusively in short-term debt obligations issued or guaranteed by the U.S. government, its agencies, authorities, enterprises or instrumentalities (collectively, “government-sponsored entities”), such as the Government National Mortgage Association (“Ginnie Mae”) and Fannie Mae. Some of these debt obligations may be subject to repurchase agreements. In certain cases, securities issued by government-sponsored entities may not be guaranteed or insured by the U.S. government.

To limit the Fund’s interest rate risk, the Fund’s managers will maintain an average weighted portfolio maturity of 90 days or less. In addition, each individual security in the portfolio will have an effective maturity of no more than 397 days.

In choosing investments for the Fund, the portfolio managers consider such factors as:

•	The outlook for interest rates.

•	Buying and selling activity in the U.S. government securities market as a whole and/or for individual securities.

•	Imbalances in the supply of U.S. government securities relative to demand.

•	The appropriateness of particular securities to the Fund’s objectives.

For a more complete description of the securities in which the Fund can invest, please see “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the fund may be subject to the following risks:

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decline in interest rates. Generally, the longer the average maturity of the Fund’s investments, the greater its interest rate risk.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Credit Risk: The possibility that an issuer cannot make timely interest and principal payments on its securities. In general, the lower a security’s credit rating, the greater its credit risk.

Government-Sponsored Entities Risk: The securities in which the Fund invests that are issued by government-sponsored entities may not be guaranteed or insured by the U.S. government and may only be supported by the credit of the issuing entity.

Liquidity Risk: The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. Any or all of these limitations could hamper the management or performance of a Fund. For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

An investment in the Fund is not a deposit or an obligation of Union Bank, N.A., its affiliates or any bank, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PROSPECTUS

15

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how it will perform in the future.

This bar chart shows the changes in the performance of the Fund’s Class A Shares from year to year.*

Best Quarter	Worst Quarter
1.47%	0.07%
(09/30/00)	(06/30/04)

*The performance information above is based on a calendar year. The Fund’s total return from 1/1/2009 to 9/30/2009 was 0.12%.

This table shows the Fund’s average annual total returns for periods ending 12/31/08.

	1 Year	5 Years		10 Years		Since Inception
U.S. Government Money Market Fund
Class A Shares	1.93%	2.75%		2.87%		3.51	%*
Class B Shares (with applicable Contingent Deferred Sales Charge)	-3.76%	1.70%		2.19	%(a)	3.84	%**, (a)
Class C Shares (with applicable Contingent Deferred Sales Charge)	0.47%	2.57	%(a)	2.91	%(a)	4.21	%**, (a)

*Since 12/1/90.

**Since 8/10/87.

(a) Prior to 2/2/98 for Class B Shares and 12/1/05 for Class C Shares, performance data is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 8/10/87, are not offered in this prospectus; however, because they are invested in the same portfolio of securities, the annual returns for the three classes would be substantially similar. The performance of Fiduciary Shares has been adjusted for the maximum contingent deferred sales charge applicable to Class B and Class C Shares, but does not reflect Class B and Class C Shares’ Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

PROSPECTUS

HIGHMARK MONEY MARKET FUNDS

U.S. Government Money Market Fund

16

YIELD

The income a fund generates is commonly referred to as its “yield.” For money market funds, yield is a more useful indication than total return of how a portfolio is performing. As a result, advertisements and other communications about HighMark U.S. Government Money Market Fund will typically mention the portfolio’s yield. There are various types of yield, including current or seven-day yield and effective yield. All mutual funds must use the same formulas to calculate each of these yields.

The formula for effective yield assumes that investors take advantage of compounding by reinvesting their dividends; current or seven-day yield does not make the same assumption. As a result, a portfolio’s effective yield typically will be slightly higher than its current or seven-day yield. Both types of yield will tend to fluctuate daily due to such factors as a fund’s interest rate exposure as well as the type and credit quality of its portfolio holdings.

To obtain current yield information for the Fund, please call 1-800-433-6884.

FUND INFORMATION

Class	CUSIP	Ticker
Class A	431114602	HMUXX
Class B	431114495	HGBXX
Class C	431112531	HGTXX

DID YOU KNOW?

A portfolio’s level of interest rate exposure is commonly indicated by the term maturity.

Generally speaking, the longer a portfolio’s maturity, the greater its level of interest rate exposure and, in turn, its risk/return potential.

PROSPECTUS

17

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees you would pay directly from your investment if you buy or sell Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
	Class A Shares	Class B Shares#	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	0.00%	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%	5.00%	1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)*	0.00%	0.00%	0.00%

Annual Fund Operating Expenses
	Class A Shares	Class B Shares	Class C Shares
Investment Advisory Fees	0.30%	0.30%	0.30%
Distribution (12b-1) Fees	0.25%	0.75%	0.75%
Other Expenses	0.50%	0.50%	0.25%

Total Annual Fund Operating Expenses	1.05%	1.55%	1.30%
Fee Waivers	0.23%	0.03%	0.03%
Net Expenses†	0.82%	1.52%	1.27%

#Class B Shares are only available to existing investors, either through reinvestment of dividends on previously-acquired Class B Shares or through exchange of Class B Shares of another HighMark Fund. Class B Shares automatically convert to Class A Shares 8 years after you buy them and will be subject to a lower distribution fee.

*Does not include any wire transfer fees, if applicable.

†The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) for Class A, Class B and Class C Shares from exceeding 0.82%, 1.52% and 1.27%, respectively, for the period beginning December 1, 2009 and ending on November 30, 2010. In addition to the current expense limitations described above, the Adviser may also waive fees and/or reimburse expenses in excess of its current fee waiver or reimbursement commitment to the extent necessary to maintain the net yield of the Fund and/or one or more classes of shares of the Fund at a certain level as determined by the Adviser. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed pursuant to any of the foregoing until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future yield.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund’s expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$84	$311	$557	$1,262
Class B Shares
If you do not sell your Shares	$155	$487	$842	$1,709
If you sell your Shares at the end of the period	$655	$787	$1,042	$1,709
Class C Shares
If you do not sell your Shares	$129	$409	$710	$1,565
If you sell your Shares at the end of the period	$229	$409	$710	$1,565

PROSPECTUS

HIGHMARK FUNDS

18

SHAREOWNER GUIDE – HOW TO INVEST IN HIGHMARK FUNDS

Before you invest, we encourage you to carefully read the HighMark Fund profiles included in this prospectus and consider which Funds are appropriate for your particular financial situation, risk tolerance and goals. As always, your financial representative can provide you with valuable assistance in making this decision. He or she can also help you choose which of the Fund share classes we offer is right for you.

Choosing a Share Class

HighMark Funds offers different classes of Fund Shares, which have different expenses and other characteristics. Three classes of Fund Shares, Class A, Class B and Class C, are offered in this prospectus. To choose the one that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. The following are some of the main differences between HighMark’s Class A, Class B and Class C Shares:

Class A

•	No sales charge.

•	Distribution and service (12b-1) fees of 0.25%.

•	Offered by:

100% U.S. Treasury Money Market Fund

California Tax-Free Money Market Fund

Diversified Money Market Fund

Treasury Plus Money Market Fund

U.S. Government Money Market Fund

Class B

•	Only available to existing investors, either through reinvestment of dividends on Class B Shares or through exchange of Class B Shares of another HighMark Fund.

•	Distribution and service (12b-1) fees of 0.75%.

•	A deferred sales charge, as described below.

•	Automatic conversion to Class A Shares after eight years, thus reducing future annual expenses.

•	Offered by:

U.S. Government Money Market Fund

In connection with payments a third party financing entity may have paid to your broker or financial institution at the time of purchase, HighMark Capital Management, Inc. may receive 12b-1 fees paid on Class B Shares as a result of contractual arrangements between HighMark Capital Management, Inc., HighMark Funds and such third party financing entity.

Class C

•	No front-end sales charge.

•	Distribution and service (12b-1) fees of 0.75%.

•	A deferred sales charge, as described below.
•	No automatic conversion to Class A Shares, so annual expenses continue at the Class C level throughout the life of your investment.

•	Offered by:

U.S. Government Money Market Fund

To compensate HighMark Capital Management, Inc. for the commission it may pay to your broker or financial institution at the time of purchase, HighMark Capital Management, Inc. may receive 12b-1 fees paid on Class C Shares during the first 12 months of investment.

For the actual past expenses of each share class, see the individual Fund profiles earlier in this prospectus.

Because 12b-1 fees are paid on an ongoing basis, Class B and Class C shareholders could end up paying more expenses over the long term than Class A shareholders who hold their Shares for a similar period.

The Funds also offer Class S and Fiduciary Class Shares, each of which has its own expense structure. Fiduciary Class Shares are available only to financial institutions, fiduciary clients of Union Bank, N.A., and certain other qualified investors. Class S shares are available only to investors in the Union Bank, N.A., Corporate Sweep service. Call us at 1-800-433-6884 for more details.

How Sales Charges Are Calculated

Class B and Class C Shares: Contingent Deferred Sales Charge (CDSC):

Class B Shares are only available to existing investors, either through reinvestment of dividends on Class B Shares or through exchange of Class B Shares of another HighMark Fund. Class C Shares are available at their net asset value per share, without any initial sales charge. (If you are considering an investment in the U.S. Government Money Market Fund, please see the important note below.*) However, if you (i) sell your U.S. Government Money Market Fund Class B Shares within six years of buying them, (ii) sell your U.S. Government Money Market Fund Class B Shares within six years of buying the Class B Shares of the HighMark Fund that were exchanged for your U. S. Government Money Market Fund Class B Shares, (iii) sell your U. S. Government Money Market Fund Class C Shares within one year of buying them or (iv) sell your U.S. Government Money Market Fund Class C Shares within one year of buying the Class C Shares of the HighMark Fund that were exchanged for your U. S. Government Money Market Fund Class C Shares, you must pay what is known as a “contingent deferred sales charge” (CDSC). As the table below shows, the CDSC declines over time and is based either on the original cost you paid for the Shares or their current market value, whichever is less. We do not impose a CDSC on Shares you may have acquired by reinvesting your dividends or capital gains distributions.

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The CDSCs are as follows:

Class B Shares
If sold within	CDSC on Shares being sold
1st year	5.00%
2nd year	4.00%
3rd or 4th year	3.00%
5th year	2.00%
6th year	1.00%
After 7th and 8th year	0.00%
Class C Shares
If sold within	CDSC on Shares being sold
1st year	1.00%
After 1st year	0.00%

Class B Shares will automatically convert to Class A Shares after eight years. Class C Shares do not convert to Class A Shares.

In addition, we calculate any CDSC you may owe by considering the number of Shares you are selling, not the value of your account. To keep your CDSC as low as possible, each time you ask us to sell Shares we will first sell any Shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those Shares that have the lowest CDSC next.

In connection with payments a third party financing entity may have paid to your broker or financial institution at the time of purchase, HighMark Capital Management, Inc. may receive any CDSC imposed when you sell your Class B Shares as a result of contractual arrangements between HighMark Capital Management, Inc., HighMark Funds and such third party financing entity.

On the purchase of your Class C Shares, HighMark Capital Management, Inc. may pay a commission equal to 1.00% of your purchase to your broker or financial institution. HighMark Capital Management, Inc. may also receive any CDSC imposed when you sell your Class C Shares.

*If you are considering an investment in HighMark U.S. Government Money Market Fund, please note: you may purchase Class B Shares of HighMark U.S. Government Money Market Fund only by exchanging Class B Shares of a non-money market HighMark Fund for them. You can make exchanges into HighMark U.S. Government Money Market Fund without paying a contingent deferred sales charge on your Class B Shares in the previous fund, even if you held them for six years or less.

Sales Charge Reductions and Waivers

CDSC Waivers: You may qualify for a CDSC waiver if:

•

you are selling Shares as part of a systematic withdrawal plan (SWP), provided that no more than 10% of the total market value of an account (calculated at the time the SWP is established) may be withdrawn over any 12 month period.

•	you are taking certain distributions from a retirement plan.

•	the shareholder has died or become disabled.

You must notify us that you are eligible for a waiver under these circumstances at the time you wish to sell Shares.

If you think you may be eligible for a CDSC waiver, contact your financial representative or HighMark Funds or consult the Statement of Additional Information (“SAI”) (see the back cover of this prospectus for contact information).

The Funds make sales charge and breakpoint information available, free of charge, on or through HighMark Funds’ web site at www.highmarkfunds.com through the Funds’ prospectuses and SAI, which are available for download or by request at the hyperlink “Prospectus, Applications and Literature.”

Fees for Distribution of Shares

HighMark Funds has adopted 12b-1 plans with respect to Class A, Class B and Class C Shares that allow each Fund to pay distribution and service fees. The maximum distribution and service fee for each class of Shares is as follows:

Share Class	Percentage of Average Daily Net Assets
Class A	0.25%
Class B	0.75%
Class C	0.75%

Because 12b-1 fees are paid on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

For more information about the receipt by HighMark Capital Management, Inc. of 12b-1 fees paid on Class B Shares and Class C Shares, please see “Choosing a Share  Class” earlier in this section.

Payments to Financial Firms

Some or all of the sales charges, distribution fees and servicing fees described above may be paid or “reallowed” to the broker, dealer, financial adviser or other financial intermediaries, including UnionBanc Investment Services LLC and other affiliates of HighMark Capital Management, Inc., through which you purchase your Shares. In addition to the foregoing, your broker, dealer, financial adviser or other financial intermediaries may receive certain other payments and compensation described below. These arrangements may apply to any or all of your Shares, including but not limited to, Shares held through retirement plans. For purposes of the following, “financial firms” means brokers, dealers, financial advisers and other financial intermediaries.

A Fund may make payments under HighMark Funds’ shareholder services plans relating to the Class A Shares and the Class B Shares to financial firms that agree to provide certain shareholder support services for their customers or account holders who are the beneficial or record owners of Shares of the Fund. In consideration for such services, a financial firm is compensated by the applicable Fund at a maximum annual rate of up to 0.25% of the average daily net asset value of the applicable class(es) of Shares of such Fund. The shareholder services plans are more fully described in the SAI. Financial firms may also receive sales charges, distribution fees, servicing fees and other compensation relating to other classes of Shares and other series of HighMark Funds not offered in this prospectus.

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Marketing Support Payments. HighMark Capital Management, Inc. may also make payments from its own assets to financial firms that sell HighMark Funds. The amounts of these payments may vary from time to time. Speak with your financial adviser to learn more about these payments.

Payments for Distribution and Shareholder Services. In addition to the foregoing marketing support payments, HighMark Capital Management, Inc., directly or through an agent, also pays out of its own assets compensation to financial firms for the sale and distribution of the Shares of any of the Funds and/or for the servicing of Shares of any of the Funds. These payments made by HighMark Capital Management, Inc. may be made to supplement commissions paid to financial firms, and may take the form of (1) due diligence payments for a financial firm’s examination of the Funds and payments for employee training and education relating to the Funds; (2) listing fees for the placement of the Funds on a financial firm’s list of mutual funds available for purchase by its clients; (3) fees for providing the Funds with “shelf space” and/or a higher profile for a financial firm’s financial consultants and their customers and/or placing the Funds on the financial firm’s preferred or recommended list; (4) marketing support fees for providing assistance in promoting the sale of Shares; (5) payments in connection with attendance at sales meetings for the promotion of the sale of Shares; (6) payments for maintaining shareholder accounts on a financial firm’s platform and (7) payments for the sale of Shares and/or the maintenance of share balances.

Payments made by HighMark Capital Management, Inc. or its agents to a financial firm also may be used by the financial firm to pay for the travel expenses, meals, lodging and entertainment of the firm’s salespersons and guests in connection with education, sales and promotional programs. These programs, which may be different for different financial firms, will not change the price an investor will pay for Shares or the amount that a Fund will receive for the sale of Shares.

A number of factors are considered in determining the amount of these additional payments, including each financial firm’s HighMark Funds sales and total assets, and the financial firm’s willingness to give HighMark Capital Management, Inc. or the Funds’ distributor access to its financial advisers for educational purposes. At times, the financial firm might include the Funds on a “select” or “preferred” list. HighMark Capital Management, Inc.’s goals include educating the investment advisers about the Funds so that they can provide suitable information and advice to prospective investors and shareholders of the Funds.

For the calendar year 2008, the financial firms that received these additional payments, which totaled approximately $3.0 million, from HighMark Capital Management, Inc. include (but are not necessarily limited to) the following:

AIG Financial Advisors, Inc.	Meyers Meighan Wealth Mgmt Group
American Investors Co.	MG Trust Co LLC
American Portfolio Financial Services	Mid Atlantic Inst’l Shares, Inc.
Amprise Advisor Services Inc.	Money Concepts Capital Corp.
Ameriprise Financial Services, Inc.	Morgan Keegan & Co.
Ameritrade Inc.	Morgan Peabody
AXA Advisors, LLC	Morgan Stanley Dean Witter
Bogacz Tax & Financial Services	MS & Co. Inc.
Brookstreet Securities Corp.	Mutual Service Corp.
Capital Financial Group	National Financial Services, Corp.
Capital Financial Services	National Planning Corp.
Centaurus Financial, Inc.	National Securities Corporation
Charles Schwab	Nationwide Planning Assoc., Inc.
Citigroup Global Markets, Inc.	New England Securities
Commonwealth Financial Network	Next Financial Group, Inc.
Comprehensive Financial Advisors	OFG Financial Services Inc.
Crowell, Weeden & Co	Oppenheimer & Co. Inc.
Crown Capital Securities, LP	Pacific West Sec Inc.
D A Davidson	Penson Financial Services
E*Trade	Pershing LLC
Emmett A Larkin	Pitcarin
Ensemble Financial Services, Inc	Portfolio Brokerage Services Inc.
ePlanning Securities, Inc.	Prime Vest Financial Services
Express Securities Inc.	ProEquities Inc.
Farmers Financial Solutions LLC	Prudential Investment Mgmt Srvcs
Ferris, Baker Watts, Inc.	Prudential Insurance Co of America
Financial Advisors of America LLC	QA3 Financial Corp.
Financial Network Investment Corp.	Questar Capital Corporation
Financial Services Corporation	Raymond James & Associates, Inc.
Fintegra Financial Solutions	Raymond James Financial Services
Fintegra LLC	RBC Capital Markets Corporation
First Allied Securities, Inc.	RBC Dain Rauscher, Inc.
First Clearing LLC	RBC Wealth Management
First Southwest Company	Ridge Clearing & Outsourcing
Fitzgerald Financial Services	Robert W. Baird & Co.
Foothill Securities, Inc.	Royal Alliance Associates
Fortune Financial Services, Inc.	Scottrade, Inc.
FSC Securities Corporation	Sears Investments Services, Inc.
Geneos Wealth Management, Inc.	Securities America
Girard Securities, Inc.	Securities Services Network, Inc.
Green Wealth Management	SEI Investments Distribution Co
Gunn Allen Financial	SII Investments Inc.
H&R Block Financial Advisors, Inc.	Silver Oaks Securities Inc.
H. Beck, Inc.	Southwest Securities
Harvest Capital LLC	Sterne Agee & Leach
Heritage Financial	Stifel, Nicolaus & co., Inc.
Independent Financial Group LLC	Sympro
Invest Financial Corporation	TCAdvisors Network
Investacorp, Inc.	The Musuneggi Financial Group
Investors Capital Corp.	UBS Financial Services, Inc.
Investors Security Co., Inc.	UnionBanc Investment Services LLC
J P Turner & Co LLC	United Equity Securities Inc.
J. W. Cole Financial, Inc.	United Planners Financial
Janney Montgomery Scott	USA Financial Securities Corp.
Jefferson Pilot Securities Corp.	VSR Financial Services
Legend Equities Corporation	Wachovia Securities LLC
Legent Clearing Corp.	Wedbush Morgan Securities
Lincoln Financial Securities	Wells Fargo Bank
Linsco Private Ledger	Wells Fargo Investments LLC
Managed Financial Broker Service	Western International Securities
Managed Financial Services Corp.	WRP Investments, Inc.
Mesirow Financial

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HighMark Capital Management, Inc. may have established relationships with other financial firms since the end of 2008 in which these additional payments are made. Speak with your financial adviser to learn whether his of her firm has such a relationship.

Pursuant to the terms of an agreement between HighMark Capital Management, Inc. and HighMark Funds’ distributor, HighMark Capital Management, Inc. makes payments to the distributor for distribution services related to the Funds.

If investment advisers, administrators, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular Share class over other Share classes. Speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Funds, HighMark Capital Management, Inc. and by sponsors of other mutual funds he or she may recommend to you. You should also consider disclosures made by your financial adviser at the time of purchase. HighMark Capital Management, Inc. does not consider sales of Shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. However, some broker-dealers that sell Shares of the Funds may receive commissions from a Fund in connection with the execution of the Fund’s portfolio transactions.

Opening an Account

1.	Read this prospectus carefully.

2.	Determine how much money you want to invest. The minimum investments for Class A or Class C Shares of HighMark Funds are as follows:

• Initial Purchase:	$1,000 for each Fund
$250 for each Fund for current or retired trustees (as well as their spouses and children under the age of 21) of HighMark Funds and directors, officers and employees (as well as their spouses and children under the age of 21) of Union Bank, N.A., HighMark Funds’ distributor and its affiliates, and Boston Financial Data Services
$100 for each Fund for Automatic Investment Plan
• Additional Purchases:	$100 for each Fund
$100 monthly minimum per HighMark Fund for Automatic Investment Plan

We may waive these initial and additional investment minimums for purchases made in connection with Individual Retirement Accounts, Keoghs, payroll deduction plans or 401(k) or similar plans, or for accounts held through a financial intermediary that has an agreement with HighMark Capital Management, Inc. or HighMark Funds’ distributor to waive these minimums. Financial intermediaries may aggregate accounts to meet investment minimum.

3.	Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. For more information, please contact your financial representative or call us at 1-800-433-6884.

4.	You and your financial representative can initiate any purchase, exchange or sale of Shares.

5.	Customer Identification and Verification. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you, which information may include your social security number or taxpayer identification number. This information will be verified to ensure the identity of all persons opening an account.

HighMark Funds is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, HighMark Funds is required to collect documents to fulfill its legal obligations. Documents provided in connection with your application will be used solely to establish and verify customer identity, and HighMark Funds shall have no obligation with respect to the terms of any such document.

Attempts to collect the missing information required on the application will be performed by contacting either you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of HighMark Funds (e.g., 72 hours), which may change from time to time, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next- determined after receipt of your application in proper form.

However, HighMark Funds reserves the right to close your account at the then-current day’s price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of HighMark Funds (e.g., 96 hours), which may change from time to time. If HighMark Funds is unable to verify your identity, it reserves the right to liquidate your

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account at the then-current day’s price and remit proceeds to you via check. HighMark Funds reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund Shares and will be subject to corresponding tax implications.

HighMark Funds and the Funds’ Adviser reserve the right, in their sole discretion, to reject any purchase order for any reason.

BUYING SHARES

By Check

Opening an account (Class A Shares or Class C Shares only)

•	Make out a check for the investment amount, payable to “HighMark Funds.”

•	Deliver the check and your completed application to your financial representative, or mail them to our Transfer Agent (see address below).

Adding to an account (Class A or Class C Shares only)

•	Make out a check for the investment amount, payable to “HighMark Funds.”

•	Include a note specifying the fund name, your share class, your account number and the name(s) in which the account is registered.

•	Deliver the check and your note to your financial representative, or mail them to our Transfer Agent.

Transfer Agent Address:

HighMark Funds

P.O. Box 8416

Boston, MA 02266-8416

Phone Number: 1-800-433-6884

All purchases made by check should be in U.S. dollars.

Third party checks, credit card checks, traveler’s checks, starter checks, money orders or cash will not be accepted.

By Exchange

Opening an account (Class A, B or C Shares)

•	Call your financial representative or HighMark Funds at 1-800-433-6884 to request an exchange.

Adding to an account

•	Call your financial representative or HighMark Funds at 1-800-433-6884 to request an exchange.

You may be subject to an exchange fee. See “Exchanging Shares” below.

By Wire

Opening an account (Class A Shares or Class C Shares only)

•	Deliver your completed application to your financial representative, or mail it to our Transfer Agent (address above).

•	Obtain your Fund account number by calling your financial representative or our Transfer Agent.

•	Instruct your bank to wire the amount of your investment to:

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02101

ABA# 011000028

DDA# 9905-194-8

Specify the Fund name, your choice of share class, the new Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

Adding to an account (Class A or Class C Shares only)

•	Call our transfer agent before wiring any funds.

•	Instruct your bank to wire the amount of your investment to:

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02101

ABA# 011000028

DDA# 9905-194-8

Specify the Fund name, your share class, your Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

Through Financial Institutions

Opening an account

•	Call your financial institution for information on their procedures for transmitting orders to HighMark Funds.

Adding to an account

•	Call your financial institution for information on their procedures for transmitting orders to HighMark Funds.

Contact your financial representative for instructions and assistance.

To add to an account using the Automatic Investment Plan, see “Investor Services.”

SELLING SHARES

By Letter

Designed for

•	Accounts of any type.

•	Sales of any amount.

To sell some or all of your Shares

•	Write a letter indicating the Fund name, your share class, your Fund account number, the name(s) in which the account is registered and the dollar value or number of Shares you wish to sell.

•	Include all signatures and any guarantees that may be required (see next page).

•	Mail the materials to our Transfer Agent.

Transfer Agent Address:

HighMark Funds

P.O. Box 8416

Boston, MA 02266-8416

Phone Number: 1-800-433-6884

•	We will mail a check to the name(s) and address in which the account is registered, unless you give us other written instructions.

•	If you are invested in an IRA or Roth IRA, you can contact HighMark customer service to obtain an IRA distribution

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form at 1-800-433-6884. The IRA distribution form is also downloadable at www.highmarkfunds.com.

By Phone

Designed for

•	Accounts of any type, except Individual Retirement Accounts or Roth IRAs.

•	Sales of any amount.

To sell some or all of your Shares

•	To place your order, contact your financial representative or HighMark Funds at 1-800-433-6884 between 8:30 a.m. and 6:00 p.m. Eastern Time on most business days.

By Wire or Electronic Funds Transfer (EFT)

Designed for

•	Requests by letter to sell at least $500 (accounts of any type).

•	Requests by phone to sell at least $500 (accounts of any type excluding IRA and Roth IRA accounts).

To sell some or all of your Shares

•	We will wire amounts of $500 or more on the next business day after we receive your request.

•	Shares cannot be redeemed by wire on Federal holidays restricting wire transfers.

By Exchange

Designed for

•	Accounts of any type.

•	Sales of any amount.

To sell some or all of your Shares

•	Obtain a current prospectus for the Fund into which you are exchanging by calling HighMark Funds or your financial representative.

•	Call HighMark Funds or your financial representative to request an exchange.

Through Financial Institutions

Designed for

•	Accounts set up through financial institutions.

To sell some or all of your Shares

•	Contact your financial institution for information on their procedures for transmitting orders to HighMark Funds.

By Checkwriting

Designed for

•	Accounts opened directly with the Funds (not through an investment professional).

•	Minimum amount of check is $500.

•	Maximum of five checks per month.

•	Available to Class A shareholders only.

To sell some or all of your Shares

•	Check the appropriate box on the application.

•	Obtain a signature card by calling HighMark Funds at 1-800-433-6884.
•	Mail the completed application and signature card to our Transfer Agent.

Contact your financial representative for instructions and assistance.

To make systematic withdrawals from an account, see “Investor Services.”

Selling Shares in Writing. In certain circumstances, you may need to include a medallion guarantee, which protects you against fraudulent orders. You will need a medallion guarantee if:

•	you are selling more than $50,000 worth of Shares.

•

you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s) or by wire or the Automated Clearing House (ACH) to a bank account other than that on record.

•	you changed your address of record within the last 30 days.

You should be able to obtain a medallion guarantee from a bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. A notary public CANNOT provide a medallion guarantee.

Receiving Your Money. Normally, we will send you a check for your proceeds as promptly as possible, at the latest within seven calendar days of receiving your redemption order in good order. If, however, you recently purchased Shares in a Fund by check or through the Automatic Investment Plan, you may not receive your redemption proceeds from such Fund until after the check or debit clears, which may take up to 15 days following purchase. While the Fund will delay the processing of your redemption payment until after the check or debit clears, the Shares will be valued at the next determined net asset value after receipt of your redemption order in good order.

Involuntary Sales of Your Shares. Due to the relatively high costs of handling small investments, each Fund reserves the right to redeem your Shares at net asset value (less any applicable contingent deferred sales charge) if your account balance in any Fund drops below the minimum initial purchase amount for any reason other than market fluctuation. This is more likely to occur if you invest only the minimum amount in a Fund and then sell Shares within a fairly short period of time. Before any Fund exercises its right to redeem your Shares, we will notify you in writing at least 60 days in advance to give you time to bring your account balance up to or above the minimum.

EXCHANGING SHARES

How To Exchange Your Shares. You may exchange Class A, Class B or Class C Shares of one HighMark Fund for those of another HighMark Fund (the “new HighMark Fund”), provided that you:

•	Are qualified to invest in the new HighMark Fund.

•	Satisfy the initial and additional investment minimums for the new HighMark Fund.

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•	Invest in the same share class in the new HighMark Fund as you did in the previous HighMark Fund.

•	Maintain the minimum account balance for each HighMark Fund in which you invest.

Your cost for buying shares in the new HighMark Fund is based on the relative net asset values of the shares you are exchanging plus applicable sales charge, if any.

An exchange will be treated as a sale for tax purposes.

Class A Shares. If you want to exchange Class A shares initially invested in a no-load HighMark Money Market Fund for those of another HighMark Fund with a sales charge, the applicable sales charge will be assessed.

If you exchange Class A Shares of certain non-money market HighMark Funds for Class A Shares of a HighMark Money Market Fund, you may be subject to a 2% exchange fee on the value of Class A Shares purchased and exchanged 30 days or less after purchase.

Class B Shares. To calculate the Class B Shares’ eight-year conversion period or contingent deferred sales charge payable upon redemption, we combine the period you held Class B Shares of the “old” HighMark Fund with the period you held Class B Shares of the new HighMark Fund.

Class C Shares. To calculate the Class C Shares’ contingent deferred sales charge payable upon redemption, we combine the period you held Class C Shares of the “old” HighMark Fund with the period you held Class C Shares of the new HighMark Fund.

TRANSACTION POLICIES

Valuation of Shares. A Fund’s net asset value per share of a class is calculated according to the following formula:

(Total market value of the Fund’s investments and other assets allocable to the class—the class’s liabilities)

÷	Total number of the Fund’s Shares outstanding in the class

=	The class’s net asset value per share

We determine the net asset value (NAV) of each HighMark Money Market Fund as of 11:00 a.m. Pacific time (2:00 p.m. Eastern time) every business day (as defined below), based on the amortized cost of the Fund’s assets. Amortized cost does not take into account unrealized capital gains or losses. We strive to keep each money market fund’s NAV at a constant $1.00, but there is a remote possibility that you could lose money by investing in the Funds. If the amortized cost of a Fund’s assets is not available, we value its securities by using a method that HighMark Funds’ Board of Trustees believes accurately reflects fair value. HighMark Funds’ Board of Trustees reviews and approves HighMark Funds’ written fair valuation procedures in advance of their use. In addition, HighMark Funds’ Board of Trustees periodically reviews valuations to determine if any changes should be made to the fair valuation procedures. For further information about how we determine the value of the Funds’ investments, see the SAI.

Buy and Sell Prices. When you buy Shares of a Fund, the price you will pay per share (the “offering price”) is based on the net asset value per share of the applicable class of Shares next determined after we receive your order in good order, plus any applicable sales charges. When you sell Shares of a Fund, you receive proceeds based on the net asset value per share of the applicable class of Shares next determined after we receive your order in good order, minus any applicable deferred sales charges.

Execution of Orders. You may buy and sell Shares of the HighMark Money Market Funds on any day when both the Federal Reserve Wire System and the New York Stock Exchange are open for business (hereafter referred to as a “business day”). The New York Stock Exchange is closed on weekends and national holidays.

•

Purchasing Shares By Mail: If you mail us a purchase order, we will execute it as soon as we have received your payment. (Note: If your check does not clear, we will be forced to cancel your purchase and may hold you liable for any losses or fees incurred.)

•	Purchasing Shares By Wire: If you place a purchase order by wire on any business day, we will execute it that day, provided that we have received your order by the following times:

•	100% U.S. Treasury Money Market Fund: Before 9:00 a.m. PT (12:00 noon ET).

•	California Tax-Free Money Market Fund: Before 8:00 a.m. PT (11:00 a.m. ET).

•	Diversified Money Market Fund: Before 11:00 a.m. PT (2:00 p.m. ET).

•	Treasury Plus Money Market Fund: Before 11:00 a.m. PT (2:00 p.m. ET).

•	U.S. Government Money Market Fund: Before 11:00 a.m. PT (2:00 p.m. ET).

In addition, you must wire the money you wish to invest and it must be received by our Transfer Agent prior to 11:00 a.m. PT (2:00 p.m. ET). If we do not receive your order or the money you plan to wire by these deadlines, the trade will be canceled and you must resubmit the trade at the time the wire is sent.

•	Selling Shares: To sell Shares on any one business day, you must place your redemption order by the following times:

•	100% U.S. Treasury Money Market Fund: Before 9:00 a.m. PT (12:00 noon ET).

•	California Tax-Free Money Market Fund: Before 8:00 a.m. PT (11:00 a.m. ET).

•	Diversified Money Market Fund: Before 11:00 a.m. PT (2:00 p.m. ET).

•	Treasury Plus Money Market Fund: Before 11:00 a.m. PT (2:00 p.m. ET).

•	U.S. Government Money Market Fund: Before 11:00 a.m. PT (2:00 p.m. ET).

If we do not receive your request by the times listed above, we will execute your order on the following business day.

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Anti-Money Laundering Program

Customer identification and verification is part of HighMark Funds’ overall obligation to deter money laundering under Federal law. HighMark Funds has adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, HighMark Funds reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of HighMark Funds management, they are deemed to be in the best interest of the Funds or other series of HighMark Funds or in cases when HighMark Funds is requested or compelled to do so by governmental or law enforcement authorities.

Frequent Purchases and Redemptions of Fund Shares

Because the Funds are money market funds offered to investors as liquid cash management vehicles, it is expected that investors will purchase and redeem Shares of the Funds at will. Therefore HighMark Funds’ Board of Trustees has not adopted policies and procedures designed to discourage frequent purchases and redemptions of Shares of the Funds or excessive or short-term trading of Shares of the Funds. The Board has determined that shareholders should be able to purchase and redeem Shares of the Funds routinely. However, purchase and redemption activity may negatively impact the yield of the Fund, and HighMark Funds reserves the right to reject a purchase or exchange order if HighMark Funds or the Adviser determines that it is not in the best interest of a Fund or its shareholders.

Orders through Financial Intermediaries

If you are investing in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or a trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan or a 529 college savings plan that maintains a master account with the Fund for trading on behalf of its customers, the financial intermediary through whom you are investing may choose to adopt different or additional conditions on purchases, redemptions and exchanges of Fund shares to discourage frequent trading and redemptions. Consult your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what conditions may be applicable to you. The Funds are not responsible for the failure of a financial intermediary to carry out its responsibilities.

Disclosure of Portfolio Holdings

The Adviser has established a policy with respect to the disclosure of a Fund’s portfolio holdings. A description of this policy is provided in the SAI. In addition, each Fund’s complete monthly portfolio holdings are generally available to you within

10 business days after the end of the period on HighMark Funds’ web site by clicking on “Our Funds,” selecting a Fund and clicking on “Composition.”

Note that the Funds or the Adviser may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the web site until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

DISTRIBUTIONS

We declare each HighMark Money Market Fund’s net income at the close of each business day and pay any dividends to shareholders monthly. Each Fund expects to distribute substantially all of its income and capital gains annually. However, it is unlikely that the Money Market Funds will realize any capital gain.

We will automatically reinvest any income and capital gains distributions you are entitled to in additional Shares of your Fund(s) unless you notify our Transfer Agent that you want to receive your distributions in cash. If you are a shareholder of a Money Market Fund, you may also notify our Transfer Agent to reinvest any income and capital gains distributions in the same class of an Equity Fund. To make either type of notification, send a letter with your request, including your name and account number, to:

HighMark Funds

P.O. Box 8416

Boston, MA 02266-8416

Your request will become effective for distributions having record dates after our Transfer Agent receives your request. Note that the IRS treats dividends paid in additional Fund Shares the same as it treats dividends paid in cash. In general, a Fund’s Class A Shares will pay higher dividends than Class B Shares because Class B Shares have a higher distribution fee.

TAXES

Your investments in the Funds may have a number of tax implications. We have summarized some of the main U.S. federal income tax considerations generally applicable to investments by U.S. persons in a Fund. Note, however, that the following is general information and your investment in a Fund may have other tax implications. The information below will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. You can find more information about the potential tax consequences of investments in the Funds in the SAI.

Important Note: if you have not done so already, be sure to provide us with your correct taxpayer identification number or certify that it is correct. Unless we have that information, we must, by law, withhold a portion of the distributions you would otherwise be entitled to receive

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from your Fund investments as well as a portion of any proceeds you would normally receive from selling Fund Shares.

End-of-Year Tax Statements

We will send you a statement each year showing the federal income tax status of all your distributions. The laws governing taxes change frequently, however, so please consult your tax adviser for the most up-to-date information and specific guidance regarding your particular tax situation including possible foreign, state and local taxes.

Tax Treatment of the Funds

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to U.S. federal income tax at the corporate level on income and gains from investments that are distributed to shareholders. If a Fund were to fail to qualify as a regulated investment company, it would result in fund-level taxation, and consequently, a reduction in income available for distribution to shareholders.

Taxation of Shareholder Transactions

An exchange of a HighMark Fund’s shares for shares of another HighMark Fund will be treated as a sale of the shares exchanged and, as with all sales and redemptions of HighMark Fund shares, any gain resulting from the transaction (although unlikely in a Money Market Fund) generally will be subject to U.S. federal income tax, typically as capital gains.

Taxes on Fund Distributions

•

Federal Taxes: Each Fund expects to distribute substantially all of its income and gains annually. For federal income tax purposes, distributions of net investment income that you receive from a Fund are generally taxable as ordinary income. Distributions of gains from the sale of investments that a Fund owned for one year or less also will be taxable as ordinary income (regardless of how long you’ve owned Shares in the Fund).

•

Taxation of Long-Term Capital Gains: In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains (regardless of how long you’ve owned Shares in the Fund). Long-term capital gain rates have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011. Some states also tax long-term capital gain distributions at a special rate. The Funds do not expect a significant portion of Fund distributions to be derived from long-term capital gains.

•	Reinvestment: A Fund’s distributions are taxable in the manner described above, whether received in cash or reinvested in additional Shares of the Fund.

•

Special Considerations for Shareholders of HighMark California Tax-Free Money Market Fund: Distributions from the Fund that are properly designated as “exempt-interest dividends” (that is, distributions of net income from tax-exempt securities that are properly designated by the Fund) generally will be exempt from federal income tax. Distributions from the Fund will be exempt from California personal income tax if (1) at the close of each quarter of the Fund’s taxable year at least 50% of the value of its total assets consist of obligations the interest from which would be exempt from California taxation if such obligations were held by an individual and (2) such dividends are properly designated as exempt-interest dividends in a written notice mailed to shareholders no later than 60 days after the close of the Fund’s taxable year. The Fund’s portfolio managers expect that substantially all the income dividends you receive from the Fund will be exempt from federal income tax and California state personal income taxes. However, distributions from the Fund, if any, that do not constitute exempt-interest dividends (including any distributions of any short-term capital gains) generally will be taxable as ordinary income, except that any distributions of net capital gains will be taxable as long-term capital gains. Gains realized by the Fund on the sale or exchange of investments that generate tax-exempt income will be taxable to shareholders. If you receive social security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, investing in the Fund may have on the federal taxation of such benefits. In addition, some of the income from the Fund may be included in the computation of federal and state alternative minimum tax liability, for both individual and corporate shareholders.

•	State and Local Taxes: In addition to federal taxes, you may have to pay state and local taxes on the dividends or capital gains you receive from a Fund.

Special Considerations for Non-U.S. Shareholders: Special tax considerations may apply to foreign shareholders. Please consult the SAI and your tax adviser for additional information.

The tax considerations described above may or may not apply to you. See the SAI for further details. Please consult your tax adviser to help determine whether these considerations are relevant to your investments and tax situation.

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INVESTOR SERVICES

Automatic Investment Plan (AIP): AIP allows you to make regular investments in the HighMark Fund(s) of your choice through automatic deductions from your checking account. The monthly minimum per HighMark Fund is $100.* AIP is available only to current shareholders who wish to make additional investments to their existing account(s).

To take part in AIP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

*There is a $50 monthly minimum for current or retired trustees (as well as their spouses and children under the age of 21) of HighMark Funds and directors, officers, and employees (as well as their spouses and children under the age of 21) of Union Bank, N.A., and its affiliates who were participating in HighMark Funds’ AIP on or before December 11, 1998.

Systematic Withdrawal Plan (SWP): HighMark Funds’ Systematic Withdrawal Plan allows you to make regular withdrawals from your account. The minimum withdrawal is $100 per HighMark Fund. You can choose to make these withdrawals on a monthly, quarterly, semi-annual or annual basis. You also have the option of receiving your withdrawals by check or by automatic deposit into your bank account.

To participate in SWP, you must:

•	Have at least $5,000 in your HighMark Fund(s) account and

•	Have your dividends automatically reinvested.

Before you sign up for SWP, please note the following important considerations:

SWP via check will only run on the 25th of each month. SWP via the Automated Clearing House (“ACH”) can be run on any date. If your automatic withdrawals through SWP exceed the income your HighMark Fund(s) normally pay, your withdrawals may, over time, deplete your original investment — or exhaust it entirely if you make large and/or frequent withdrawals. Fluctuations in the net asset value per share of your HighMark Fund(s) may also contribute to the depletion of your principal.

Class B shareholders should also note the following:

If you expect to withdraw more than 10% of your account’s current value in any single year, it may not be in your best interest to participate in SWP because you will have to pay a contingent deferred sales charge on Class B withdrawals of this size.

To take part in SWP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

Please contact HighMark Funds at 1-800-433-6884 for more information.

Systematic Exchange Plan: HighMark Funds’ Systematic Exchange Plan allows shareholders of a class of HighMark Money Market or Fixed-Income Funds to make regular exchanges from their accounts into the same class of a HighMark Equity Fund. The minimum exchange is $100 per HighMark Equity Fund. You can choose to make these exchanges on a monthly, quarterly, semi-annual or annual basis for a fixed period of time.

To participate in the Systematic Exchange Plan, you must:

•	Have at least $5,000 in your HighMark Money Market or Fixed-Income Fund(s) account and

•	Have your dividends automatically reinvested.

To take part in the Systematic Exchange Plan, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

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MORE ABOUT HIGHMARK FUNDS

INVESTMENT MANAGEMENT

Investment Adviser

HighMark Capital Management, Inc. serves as investment adviser of each series of HighMark Funds and manages its investment portfolios on a day-to-day basis under the supervision of HighMark Funds’ Board of Trustees. HighMark Capital Management, Inc. also serves as the administrator of each series of HighMark Funds.

HighMark Capital Management, Inc. is a subsidiary of Union Bank, N.A., which is a subsidiary of UnionBanCal Corporation. UnionBanCal Corporation is wholly-owned by The Bank of Tokyo-Mitsubishi UFJ, Ltd (BTMU). BTMU is in turn a wholly- owned subsidiary of Mitsubishi UFJ Financial Group, Inc. As of September 30, 2009, HighMark Capital Management, Inc. had approximately $17.3 billion in assets under management. HighMark Capital Management, Inc. (and its predecessors) has been providing investment Management services to individuals, institutions and large corporations since 1919.

Over the past fiscal year, the Funds paid the following advisory fees to HighMark Capital Management, Inc.:

Fund	% of Net Assets
100% U.S. Treasury Money Market Fund	0.12%
California Tax-Free Money Market Fund	0.25%
Diversified Money Market Fund	0.30%
U.S Government Money Market Fund	0.23%

For its advisory services to the Treasury Plus Money Market Fund, HighMark Capital Management, Inc. is entitled to receive management fees at an annual rate of 0.30% of the Treasury Plus Money Market Fund’s average daily net assets.

A discussion regarding the basis for HighMark Funds’ Board of Trustees approving the advisory agreement between HighMark Capital Management, Inc. and HighMark Funds is available in HighMark Funds’ Annual Report to shareholders for the fiscal year ending July 31, 2009.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the past 5 years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Deloitte & Touche LLP, as noted in its report dated September 25, 2009. This report, along with the Funds’ financial statements, is incorporated by reference in the SAI, which is available upon request.

		Investment Activities				Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income†		Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Capital Gains	Total From Dividends and Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return*	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses	Ratio of Net Investment Income (Loss) to Average Net Assets
100% U.S. Treasury Money Market Fund
Class A Shares
For the periods ended July 31,:
2009	$1.00	$0.002		$—	$0.002	$(0.002)	$—	$(0.002)	$—	$1.00	0.19%	$163,323	0.42	%††	1.05%	0.19%
2008	1.00	0.020		—	0.020	(0.020)	—	(0.020)	—	1.00	2.02	125,056	0.79		1.01	1.96
2007	1.00	0.042		—	0.042	(0.042)	—	(0.042)	—	1.00	4.30	151,880	0.78		1.03	4.22
2006	1.00	0.032		0.001	0.033	(0.033)	—	(0.033)	—	1.00	3.32	177,512	0.78		1.04	3.20
2005	1.00	0.014		—	0.014	(0.014)	—	(0.014)	—	1.00	1.40	201,034	0.78		1.07	1.39
California Tax-Free Money Market Fund
Class A Shares
For the periods ended July 31,:
2009	$1.00	$0.009		$—	$0.009	$(0.009)	$—	$(0.009)	$—	$1.00	0.93%	$604,164	0.78	%††	1.04%	0.90%
2008	1.00	0.022		0.001	0.023	(0.023)	—	(0.023)	—	1.00	2.30	674,650	0.74		1.01	2.17
2007	1.00	0.028		—	0.028	(0.028)	—	(0.028)	—	1.00	2.87	329,718	0.72		1.04	2.83
2006	1.00	0.023		—	0.023	(0.023)	—	(0.023)	—	1.00	2.32	278,442	0.73		1.03	2.30
2005	1.00	0.012		—	0.012	(0.012)	—	(0.012)	—	1.00	1.21	268,133	0.70		1.07	1.19
Diversified Money Market Fund
Class A Shares
For the periods ended July 31,:
2009	$1.00	$0.013		$—	$0.013	$(0.013)	$—	$(0.013)	$—	$1.00	1.30%	$858,653	0.83	%††	1.05%	1.28%
2008	1.00	0.034		0.001	0.035	(0.035)	—	(0.035)	—	1.00	3.55	981,601	0.79		1.01	3.41
2007	1.00	0.046		—	0.046	(0.046)	—	(0.046)	—	1.00	4.72	792,969	0.78		1.03	4.62
2006	1.00	0.037		—	0.037	(0.037)	—	(0.037)	—	1.00	3.76	724,910	0.77		1.04	3.74
2005	1.00	0.017		—	0.017	(0.017)	—	(0.017)	—	1.00	1.69	556,443	0.78		1.06	1.67
Treasury Plus Money Market Fund
Class A Shares
For the period ended July 31,:
2009 (1)	$1.00	$0.001	^	$—	$0.001	$(0.001)	$—	$(0.001)	$—	$1.00	0.10%	$13,847	0.30	%**††	1.05%**	0.08%**

Amounts designated as “—” are either $0 or have been rounded to $0.

*	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
**	Annualized.
†	Per share amounts calculated using average shares method, unless otherwise indicated.
††	The effect of participating in the Money Market Government Insurance Program (the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds) for the period ended 07/31/09 was 0.04% for the California Tax-Free Money Market, the Diversified Money Market, and the 100% U.S. Treasury Money Market Funds, 0.03% for the U.S. Government Money Market Fund, and 0.00% for the Treasury Plus Money Market Fund.
^	Per share amounts calculated using SEC method.
(1)	Commenced operations on August 14, 2008.

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		Investment Activities				Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income†		Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Capital Gains	Total From Dividends and Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return*	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses	Ratio of Net Investment Income (Loss) to Average Net Assets
U.S. Government Money Market Fund
Class A Shares
For the periods ended July 31,:
2009	$1.00	$0.008	^	$—	$0.008	$(0.008)	$—	$(0.008)	$—	$1.00	0.79%	$66,319	0.67	%††	1.05%	0.70%
2008	1.00	0.029		0.001	0.030	(0.030)	—	(0.030)	—	1.00	2.99	80,235	0.79		1.05	2.89
2007	1.00	0.045		—	0.045	(0.045)	—	(0.045)	—	1.00	4.64	33,560	0.78		1.04	4.55
2006	1.00	0.036		—	0.036	(0.036)	—	(0.036)	—	1.00	3.67	32,754	0.78		1.04	3.61
2005	1.00	0.015		0.001	0.016	(0.016)	—	(0.016)	—	1.00	1.61	33,440	0.78		1.07	1.55
Class B Shares
For the periods ended July 31,:
2009	$1.00	$0.005	^	$—	$0.005	$(0.005)	$—	$(0.005)	$—	$1.00	0.47%	$236	0.94	%††	1.55%	0.43%
2008	1.00	0.022		0.001	0.023	(0.023)	—	(0.023)	—	1.00	2.30	127	1.48		1.51	2.20
2007	1.00	0.038		—	0.038	(0.038)	—	(0.038)	—	1.00	3.91	432	1.48		1.54	3.85
2006	1.00	0.028		0.001	0.029	(0.029)	—	(0.029)	—	1.00	2.93	780	1.50		1.54	2.83
2005	1.00	0.008		0.001	0.009	(0.009)	—	(0.009)	—	1.00	0.87	1,178	1.51		1.57	0.79
Class C Shares
For the periods ended July 31,:
2009	$1.00	$0.006	^	$—	$0.006	$(0.006)	$—	$(0.006)	$—	$1.00	0.58%	$308	0.82	%††	1.30%	0.55%
2008	1.00	0.024		0.001	0.025	(0.025)	—	(0.025)	—	1.00	2.53	251	1.24		1.28	2.44
2007	1.00	0.041		—	0.041	(0.041)	—	(0.041)	—	1.00	4.16	29	1.23		1.29	4.09
2006 (1)	1.00	0.025		(0.001)	0.024	(0.024)	—	(0.024)	—	1.00	2.40	61	1.23	**	1.29 **	3.80 **

Amounts designated as “—” are either $0 or have been rounded to $0.

*	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
**	Annualized.
†	Per share amounts calculated using average shares method, unless otherwise indicated.
††	The effect of participating in the Money Market Government Insurance Program (the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds) for the period ended 07/31/09 was 0.04% for the California Tax-Free Money Market, the Diversified Money Market, and the 100% U.S. Treasury Money Market Funds, 0.03% for the U.S. Government Money Market Fund, and 0.00% for the Treasury Plus Money Market Fund.
^	Per share amounts calculated using SEC method.
(1)	Commenced operations on December 1, 2005.

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INSTRUMENTS, INVESTMENT TECHNIQUES AND RISKS

No Fund is a complete investment program. The investment objectives or goals of the Funds and the investment policies of the Funds can be changed without shareholder approval, except for the policies that are identified as “fundamental” in the SAI.

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Funds use, as well as the main risks they pose. Fixed-income securities are subject primarily to market, credit and prepayment risk. Following the table is a more complete discussion of risk. You may also consult the SAI for more details about the securities in which the Funds may invest.

FUND NAME	FUND CODE
100% U.S. Treasury Money Market Fund	1
California Tax-Free Money Market Fund	2
Diversified Money Market Fund	3
Treasury Plus Money Market Fund	4
U.S. Government Money Market Fund	5

INSTRUMENT	FUND CODE	RISK TYPE
Asset-Backed Securities: Securities backed by receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or assets.	2, 3	Prepayment Market Credit Regulatory
Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. They generally have maturities of six months or less.	2, 3	Credit Liquidity Market
Bonds: Interest-bearing or discounted government or corporate securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity.	2, 3, 5	Market Credit Political Liquidity Foreign Investment Prepayment
Certificates of Deposit: Negotiable instruments with a stated maturity.	2, 3	Market Credit Liquidity
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	2, 3, 5	Credit Liquidity Market
Demand Notes: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a fund.	2, 3, 5	Market Liquidity Management
Derivatives: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options (e.g., put and calls), options on futures, swap agreements, and some mortgage-backed securities.	2, 3, 5	Management Market Credit Liquidity Leverage Prepayment
Foreign Securities: Commercial paper of foreign issuers and obligations of foreign banks, overseas branches of U.S. banks and supranational entities.	3	Market Political Liquidity Foreign Investment

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INSTRUMENT	FUND CODE	RISK TYPE
Illiquid Securities: Securities that ordinarily cannot be sold within seven business days at the value the Fund has estimated for them. Each HighMark Money Market Fund may invest up to 10% of its net assets in illiquid securities.	1-5	Liquidity Market
Investment Company Securities: Shares of registered investment companies. These may include HighMark Money Market Funds and other registered investment companies for which HighMark, its sub-advisers, or any of their affiliates serves as investment adviser, administrator or distributor. As a shareholder of an investment company, a fund will indirectly bear investment management fees of that investment company, which are in addition to the management fees the fund pays its own adviser.	2, 3, 5	Market
Mortgage-Backed Securities: Securities backed by real estate loans and pools of loans. These include collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).	2, 3	Prepayment Market Credit Regulatory

Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities may include revenue bonds, certificates of participation, both taxable and tax-exempt private activity bonds and industrial development bonds, as well as general obligation bonds, tax anticipation notes, bond anticipation notes, revenue anticipation notes, project notes, other short-term obligations such as municipal leases, and obligations of municipal housing authorities (single family revenue bonds).

There are two general types of municipal bonds: General-obligation bonds, which are secured by the taxing power of the issuer (and, in California, have the approval of voters) and revenue bonds, which take many shapes and forms but are generally backed by revenue from a specific project or tax. These include, but are not limited to, certificates of participation (COPs); utility and sales tax revenues; tax increment or tax allocations; housing and special tax, including assessment district and community facilities district (Mello-Roos) issues, which are secured by specific real estate parcels; hospital revenue; and industrial development bonds that are secured by a private company.

	2, 3	Market Credit Political Tax Regulatory Prepayment
Participation Interests: Interests in municipal securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests are usually structured as some form of indirect ownership that allows a fund to treat the income from the investment as exempt from federal income tax. A fund invests in these interests to obtain credit enhancement on demand features that would be available through direct ownership of the underlying municipal securities.	2	Market Liquidity Credit Tax
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan by a fund.	2-5	Market Leverage Counterparty

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INSTRUMENT	FUND CODE	RISK TYPE
Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	1-5	Liquidity Market
Reverse Repurchase Agreement: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a fund and may have a leveraging effect.	2-5	Market Leverage Counterparty
Securities Lending: The lending of up to 33 1 /3% of a fund’s total assets. In return a Fund receives cash, other securities and/or letters of credit.	2-5	Market Leverage Liquidity Credit
Tax-Exempt Commercial Paper: Commercial paper issued by governments and political sub-divisions.	2	Credit Liquidity Market Tax
Time Deposits: Non-negotiable receipts issued by a bank in exchange for a deposit of money.	2, 3	Liquidity Credit Market
Treasury Receipts: Treasury receipts, Treasury investment growth receipts and certificates of accrual of Treasury securities.	3, 5	Market
U.S. Government-Sponsored Entity Securities: Securities issued by agencies, authorities, enterprises and instrumentalities of the U.S. government. These include Ginnie Mae, Fannie Mae and Freddie Mac. Such securities may not be guaranteed or insured by the U.S. government.	2, 3, 5	Government-Sponsored Entities Market Credit Call
U.S. Treasury Obligations: Bills, notes, bonds, separately traded registered interest and principal securities, and coupons under bank entry safekeeping.	1-5	Market
Variable Amount Master Demand Notes: Unsecured demand notes that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between HighMark Funds and the issuer, they are not normally traded. Although there is no secondary market in these notes, a fund may demand payment of principal and accrued interest at specified intervals.	2, 3, 5	Credit
Variable and Floating Rate Instruments: Obligations with interest rates that are reset daily, weekly, quarterly or on some other schedule. Such instruments may be payable to a fund on demand.	2, 3, 5	Credit Liquidity Market

PROSPECTUS

HIGHMARK FUNDS

34

INSTRUMENT	FUND CODE	RISK TYPE
When-Issued Securities and Forward Commitments: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date.	1-5	Market Leverage Liquidity Credit
Yankee Bonds and Similar Obligations: U.S. dollar- denominated bonds issued by foreign corporations or governments. Sovereign bonds are those issued by the government of a foreign country. Supranational bonds are those issued by supranational entities, such as the World Bank and European Investment Bank. Canadian bonds are those issued by Canadian provinces.	3	Market Credit
Zero-Coupon Debt Obligations: Bonds and other types of debt that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.	1-5	Credit Market Zero Coupon

PROSPECTUS

35

Other Risks

HighMark Funds also offers shares of the Income Plus Allocation Fund, Growth & Income Allocation Fund, Capital Growth Allocation Fund and Diversified Equity Allocation Fund (collectively the “Asset Allocation Portfolios”). Each of the Asset Allocation Portfolios is a “fund-of-funds” that invests in other mutual funds within the HighMark Funds family. Fiduciary shares of the Diversified Money Market Fund and certain other series of HighMark Funds not offered in this prospectus (collectively with the Diversified Money Market Fund, the “Underlying Funds”) are offered to the Asset Allocation Portfolios. The Asset Allocation Portfolios, individually or collectively, may own significant amounts of shares of each Underlying Fund from time to time. The Asset Allocation Portfolios typically use asset allocation strategies pursuant to which they frequently may increase or decrease the amount of shares of any of the Underlying Funds they own, which could occur daily in volatile market conditions. Depending on a number of factors, including the cash flows into and out of an Underlying Fund as a result of the activity of other investors, an Underlying Fund’s asset levels and an Underlying Fund’s then-current liquidity, purchases and sales by an Asset Allocation Portfolio could require the Underlying Funds to purchase or sell portfolio securities, increasing the Underlying Funds’ transaction costs and possibly reducing the Underlying Funds’ performance.

Money Market Fund Risk. An investment in a Fund is not a deposit or an obligation of Union Bank, N.A., its affiliates or any bank, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although a Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Adviser or an affiliate to take actions to maintain a Fund’s $1.00 share price. The credit quality of a Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. A Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in a Fund may have a significant adverse effect on the share price of the Fund.

GLOSSARY OF INVESTMENT RISKS

This section discusses the risks associated with the securities and investment techniques listed above as well as certain other risks. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain types of investments and Funds are more susceptible to these risks than others.

California State Specific Risk. By concentrating its investments in California, the Fund may be more susceptible to factors adversely affecting issuers of California municipal securities than a comparable fund that does not concentrate in a single state. For example, the Fund may be affected significantly by economic, regulatory, or political developments affecting the ability of California municipal issuers to pay interest or repay principal. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulation, litigation and voter initiatives could have an adverse effect on the debt obligations of California municipal issuers. By concentrating its investments in securities issued in California, the Fund’s credit risk is dependent on the ability of the state and its cities and municipalities to make timely payments on their obligations.

Call Risk. The possibility that an issuer may “call” — or repay — a bond before the bond’s maturity date. In the case of a higher yielding bond the investor may be forced to reinvest the proceeds in a security with a lower yield. This turnover may result in taxable capital gains if the security was purchased at a discount to par and, in addition, may lower a portfolio’s income. If an investor paid a premium for the security, the call may result in a capital loss. Call risk generally increases when interest rates decline, and can make a security’s yield as well as its market price more volatile. Generally speaking, the longer a security’s maturity, the greater risk the call presents.

Counterparty Risk. The risk that the counterparty to a repurchase agreement or reverse repurchase agreement may not fulfill its obligations under the repurchase agreement or reverse repurchase agreement. A fund’s income and the value of a fund’s investments could decline as a result.

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security’s credit rating, the higher its credit risk. If a security’s credit rating is downgraded, its price tends to decline sharply, especially as it becomes more probable that the issuer will default.

Foreign Investment Risk. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar-denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be seriously harmed by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental

PROSPECTUS

HIGHMARK FUNDS

36

collapse. These risks are greater in the emerging markets than in the developed markets of Europe and Japan.

Government-Sponsored Entities Risk. The risk associated with securities issued by government-sponsored entities because such securities may not be guaranteed or insured by the U.S. government and may only be supported by the credit of the issuing entity.

Interest Rate Risk. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. This risk should be modest for shorter-term securities and high for longer-term securities. Interest rate risk also involves the risk that falling interest rates will cause a Fund’s income, and thus its total return, to decline. This risk is generally greater for shorter-term securities and lower for longer-term securities.

Leverage Risk. The risk associated with securities or investment practices that magnify small index or market movements into large changes in value. Leverage is often created by investing in derivatives, but may be inherent in other types of securities as well.

Liquidity Risk. The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. All of this could hamper the management or performance of a fund.

Management Risk. The risk that a strategy used by a fund’s portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Market Risk. The risk that a security’s market value may decline, especially rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the investor originally paid for it. Market risk may affect a single issuer, industrial sector or the market as a whole. For fixed-income securities, market risk is largely influenced by changes in interest rates. Rising interest rates typically cause the value of bonds to decrease, while falling rates typically cause the value of bonds to increase.

Political Risk. The risk of investment losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

Prepayment Risk. The risk that a security’s principal will be repaid at an unexpected time. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. The investor is usually forced to reinvest the proceeds in a security with a lower yield. This turnover may result in taxable capital gains and, in addition, may decrease a portfolio’s income. If an investor paid a premium for the security, the prepayment may result in an unexpected capital loss.

Prepayment risk generally increases when interest rates decline, and can make a security’s yield as well as its market price more volatile. Generally speaking, the longer a security’s maturity, the greater the prepayment risk it poses.

Regulatory Risk. The risk that federal and state laws may restrict an investor from seeking recourse when an issuer has defaulted on the interest and/or principal payments it owes on its obligations. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses and state usury laws.

Tax Risk. The risk that the issuer of a security will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences for the issuer and potential losses for its investors.

Zero Coupon Risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically.

HighMark Funds Service Providers:

INVESTMENT ADVISER & ADMINISTRATOR

HighMark Capital Management, Inc.

350 California Street

San Francisco, CA 94104

CUSTODIAN

Union Bank, N.A.

350 California Street

San Francisco, CA 94104

DISTRIBUTOR

HighMark Funds Distributors, Inc.

760 Moore Road

King of Prussia, PA 19406

LEGAL COUNSEL

Ropes & Gray LLP

One Embarcadero Center, Suite 2200

San Francisco, CA 94111

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

1700 Market Street

Philadelphia, PA 19103

TRANSFER AGENT

Boston Financial Data Services, Inc.

PO Box 8416

Boston, MA 02266

How to obtain more information:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

More detailed information about HighMark Funds is included in our SAI. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list the Funds’ holdings and contain information on the market conditions and investment strategies that significantly affected HighMark Funds’ performance during the last year.

To obtain the SAI, the Annual or Semi-Annual Reports free of charge, or for more information:

By Telephone:    call 1-800-433-6884

By Mail:    write to us at

HighMark Funds

c/o PNC Global Investment Servicing (U.S.) Inc.

760 Moore Road

King of Prussia, PA 19406

By Internet:    www.highmarkfunds.com

From the SEC: You can also obtain the SAI, Annual and Semi-Annual Reports, and other information about HighMark Funds from the SEC web site (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

HighMark Funds’ Investment Company Act registration number is 811-05059.

445 South Figueroa Street • Suite 306 • Los Angeles • California • 90071

www.highmarkfunds.com	HMK-PS-014-0700 84822-B (12/09)

DECEMBER 1, 2009

HighMark

The smarter approach to investing.

money market

CLASS S SHARES

■	100% U.S. Treasury Money Market Fund

■	California Tax-Free Money Market Fund

■	Diversified Money Market Fund

■	Treasury Plus Money Market Fund

■	U.S. Government Money Market Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is unlawful. As with other investments, you could lose money on your investment in a mutual fund. Your investment in the Funds is not a deposit or an obligation of Union Bank, N.A., its affiliates or any bank. It is not insured by the FDIC or any other government agency.

PROSPECTUS

1

HOW TO READ THIS PROSPECTUS

HighMark Funds is a mutual fund family that offers different classes of Shares in separate investment portfolios. The funds have individual investment goals and strategies. This prospectus gives you important information about the Class S Shares of HighMark’s Money Market Funds (the “Funds”) that you should know before investing. Each Fund also offers two additional classes of Shares called Fiduciary Shares and Class A Shares which are offered in separate prospectuses. In addition, HighMark U.S. Government Money Market Fund offers additional classes of Shares called Class B Shares and Class C Shares.

Please read this prospectus and keep it for future reference. The prospectus is arranged into different sections so that you can easily review this important information. The next column contains general information you should know about investing in the Funds.

Individual HighMark Fund Profiles

100% U.S. Treasury Money Market Fund	2
California Tax-Free Money Market Fund	5
Diversified Money Market Fund	8
Treasury Plus Money Market Fund	11
U.S. Government Money Market Fund	14

Shareowner Guide — How to Invest in HighMark Funds

Choosing a Share Class	17
Fees for Distribution of Shares	17
Payments to Financial Firms	17
Buying and Selling Shares	18
Transaction Policies	19
Distributions	20
Taxes	20

More About HighMark Funds

Investment Management	22
Financial Highlights	23
Instruments, Investment Techniques and Risks	24
Glossary of Investment Risks	27

FOR MORE INFORMATION ABOUT HIGHMARK FUNDS, PLEASE SEE THE BACK COVER OF THE PROSPECTUS

Union Bank, N.A., is the parent company of HighMark Capital Management, Inc. (the “Adviser”), the investment adviser of the Funds.

INTRODUCTION

Each Fund is a mutual fund. A mutual fund pools shareholders’ money and, using professional investment managers, invests it in securities such as stocks and bonds. Before you look at specific Funds, you should know a few basics about investing in mutual funds.

Each Fund is a money market fund and seeks to maintain a stable net asset value of $1.00 per share.

Each Fund has its own investment goal and strategies for reaching that goal. There is no guarantee that a Fund will achieve its goal. Before investing, make sure that the Fund’s goal matches your own.

The portfolio manager invests each Fund’s assets in a way that he or she believes will help the Fund achieve its goal. A manager’s judgments about the securities markets, economy and companies, and his or her investment selection, may cause a Fund to underperform other funds with similar objectives.

FUND SUMMARY	PERFORMANCE INFORMATION

INVESTMENT STRATEGY	DID YOU KNOW?

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?	FUND INFORMATION
FEES AND EXPENSES

PROSPECTUS

HIGHMARK MONEY MARKET FUNDS

100% U.S. Treasury Money Market Fund

2

FUND SUMMARY

Investment Goal	To seek current income with liquidity and stability of principal
Investment Focus	U.S. Treasury obligations
Principal Investment Strategy	Invests exclusively in short-term U.S. Treasury obligations
Share Price Volatility	Low
Investor Profile	Highly risk averse investors seeking current income from a money market fund that invests entirely in U.S. Treasury securities

INVESTMENT STRATEGY

HighMark 100% U.S. Treasury Money Market Fund seeks current income with liquidity and stability of principal. The Fund invests exclusively in U.S. Treasury securities and separately traded components of those securities called “STRIPs.”

To limit the Fund’s interest rate risk, the Fund’s managers will maintain an average weighted portfolio maturity of 90 days or less. In addition, each individual security in the portfolio will have an effective maturity of no more than 397 days.

In choosing investments for the Fund, the portfolio managers consider such factors as:

•	The outlook for interest rates.

•	Buying and selling activity in the Treasury market as a whole and/or for individual Treasury securities.

•	Imbalances in the supply of Treasuries relative to demand.

•	The appropriateness of particular securities to the Fund’s objectives.

For a more complete description of the securities in which the Fund can invest, please see “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decline in interest rates. Generally, the longer the average maturity of the Fund’s investments, the greater its interest rate risk. A low interest rate environment may prevent the Fund from providing a positive yield. In addition, a low interest rate environment may result in the Fund being unable to pay expenses out of its assets and may impact the Fund’s ability to maintain a stable net asset value of $1.00 per share.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

For more information about this risk and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

An investment in the Fund is not a deposit or an obligation of Union Bank, N.A., its affiliates or any bank, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PROSPECTUS

3

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the changes in the performance of the Fund’s Class S Shares(a) from year to year.*

(a) See footnote (a) to performance table below.

Best Quarter	Worst Quarter
1.32%	0.01%
(12/31/00)	(12/31/08)

*The performance information shown above is based on a calendar year. The Fund’s total return from 1/1/2009 to 9/30/2009 was 0.02%.

This table shows the Fund’s average annual total returns for periods ending 12/31/08.

	1 Year	5 Years	10 Years	Since Inception*
100% U.S. Treasury Money Market Fund
Class S Shares	0.62%	2.01%	2.33%(a)	3.88%(a)

*Since 8/10/87.

(a) Prior to 9/30/99, performance for Class S Shares is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 8/10/87, are not offered in this prospectus; however, because they are invested in the same portfolio of securities, annual returns for the two classes would be substantially similar. The performance of the Fiduciary Shares does not reflect Class S Shares’ Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

YIELD

The income a fund generates is commonly referred to as its “yield.” For money market funds, yield is a more useful indication than total return of how a portfolio is performing. As a result, advertisements and other communications about HighMark 100% U.S. Treasury Money Market Fund will typically mention the portfolio’s yield. There are various types of yield, including current or 7-day yield and effective yield. All mutual funds must use the same formulas to calculate each of these yields.

The formula for effective yield assumes that investors take advantage of compounding by reinvesting their dividends; current or seven-day yield does not make the same assumption. As a result, a portfolio’s effective yield typically will be slightly higher than its current or seven-day yield. Both types of yield will tend to fluctuate daily due to such factors as a fund’s interest rate exposure as well as the type and credit quality of its portfolio holdings.

To obtain current yield information for the Fund, please call 1-800-433-6884.

FUND INFORMATION

Class	CUSIP	Ticker
Class S	431112606	HUSXX

DID YOU KNOW?

A portfolio’s level of interest rate exposure is commonly indicated by the term maturity. Generally speaking, the longer a portfolio’s maturity, the greater its level of interest rate exposure and, in turn, its risk/return potential.

PROSPECTUS

HIGHMARK MONEY MARKET FUNDS

100% U.S. Treasury Money Market Fund

4

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees you would pay directly from your investment if you buy or sell Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
Class S Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)*	0.00%

Annual Fund Operating Expenses
Class S Shares
Investment Advisory Fees	0.30%
Distribution (12b-1) Fees	0.55%
Other Expenses	0.25%

Total Annual Fund Operating Expenses	1.10%
Fee Waivers	0.05%
Net Expenses†	1.05%

*Does not include any wire transfer fees, if applicable.

†The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) for Class S Shares from exceeding 1.05% for the period beginning December 1, 2009 and ending on November 30, 2010. In addition to the current expense limitations described above, the Adviser may also waive fees and/or reimburse expenses in excess of its current fee waiver or reimbursement commitment to the extent necessary to maintain the net yield of the Fund and/or one or more classes of shares of the Fund at a certain level as determined by the Adviser. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed pursuant to any of the foregoing until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future yield.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Class S Shares	$107	$345	$601	$1,336

PROSPECTUS

HIGHMARK MONEY MARKET FUNDS

California Tax-Free Money Market Fund

5

FUND SUMMARY

Investment Goal	To seek current income exempt from federal and California state personal income taxes with liquidity and stability of principal
Investment Focus	California tax-free money market securities
Principal Investment Strategy	Attempts to invest in high quality, short-term California tax-free securities
Share Price Volatility	Low
Investor Profile	California residents seeking income exempt from federal and California state personal income taxes

INVESTMENT STRATEGY

HighMark California Tax-Free Money Market Fund seeks as high a level of current income exempt from federal and California personal income tax as is consistent with the preservation of capital and stability of principal.

To pursue this goal, the Fund normally invests at least 80% of its total assets in short-term, high quality California municipal securities. It may also invest in non-rated securities that the portfolio managers judge to be of comparably high quality. At times the Fund may also invest up to 10% of its assets in other mutual funds with similar objectives. The Fund may, in addition, invest up to 20% in short-term obligations that pay interest which is not exempt from California personal income taxes, federal income taxes and/or the alternative minimum tax.

To limit the Fund’s interest rate risk, the Fund’s managers will maintain an average weighted portfolio maturity of 90 days or less. In addition, each individual security in the portfolio will have an effective maturity of no more than 397 days.

In choosing investments for the Fund, the portfolio managers consider such factors as:

•	The outlook for interest rates.

•	Buying and selling activity in the California municipal securities market as a whole and/or for individual securities.

•	Imbalances in the supply of securities relative to demand.

•	The appropriateness of particular securities to the Fund’s objectives.

In an effort to preserve the value of your investment under volatile market conditions, the managers may temporarily invest a significant amount of the Fund’s assets in very short-term taxable obligations called money market securities. They may also do so when there is not a sufficient supply of California municipal securities that meet their investment criteria.

For a more complete description of the securities in which the Fund can invest, please see “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

California State Specific Risk: By concentrating its investments in California, the Fund may be more susceptible to factors adversely affecting issuers of California municipal securities than a comparable fund that does not concentrate in a single state. For example, the Fund may be affected significantly by economic, regulatory, or political developments affecting the ability of California municipal issuers to pay interest or repay principal. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulation, litigation and voter initiatives could have an adverse effect on the debt obligations of California municipal issuers. By concentrating its investments in securities issued in California, the Fund’s credit risk is dependent on the ability of the state and its cities and municipalities to make timely payments on their obligations.

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decline in interest rates. Generally, the longer the average maturity of the Fund’s investments, the greater its interest rate risk.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Credit Risk: The possibility that an issuer cannot make timely interest and principal payments on its obligations. In general, the lower a security’s rating, the greater its credit risk.

Liquidity Risk: The risk that a security may be difficult or impossible to sell at the time and price the seller wishes.

PROSPECTUS

HIGHMARK MONEY MARKET FUNDS

California Tax-Free Money Market Fund

6

The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. Any or all of these limitations could hamper the management or performance of a Fund. For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

An investment in the Fund is not a deposit or an obligation of Union Bank, N.A., its affiliates or any bank, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

     PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the fund will perform in the future.

This bar chart shows the changes in the performance of the Fund’s Class S Shares(a) from year to year.*

(a) See footnote (a) to performance table below.

Best Quarter	Worst Quarter
0.74%	0.01%
(06/30/00)	(03/31/04)

*The performance information above is based on a calendar year. The Fund’s total return from 1/1/2009 to 9/30/2009 was 0.05%.

This table shows the Fund’s average annual total returns for periods ending 12/31/08.

	1 Year	5 Years	10 Years		Since Inception*
California Tax-Free Money Market Fund[1]
Class S Shares	1.66%	1.66%	1.57	%(a)	2.17	%(a)

1The performance data includes the performance of Stepstone California Tax-Free Money Market Fund for the period prior to its consolidation with HighMark California Tax-Free Money Market Fund on 4/25/97.

*Since 6/10/91.

(a) Prior to 9/30/99, performance for Class S Shares is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 6/10/91, are not offered in this prospectus; however, because they are invested in the same portfolio of securities, annual returns for the two classes would be substantially similar. The performance of the Fiduciary Shares does not reflect Class S Shares’ Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

YIELD

The income a fund generates is commonly referred to as its “yield.” For money market funds, yield is a more useful indication than total return of how a portfolio is performing. As a result, advertisements and other communications about HighMark California Tax-Free Money Market Fund will typically mention the portfolio’s yield. There are various types of yield, including current or 7-day yield and effective yield. All mutual funds must use the same formulas to calculate each of these yields.

The formula for effective yield assumes that investors take advantage of compounding by reinvesting their dividends; current or seven-day yield does not make the same assumption. As a result, a portfolio’s effective yield typically will be slightly higher than its current or seven-day yield. Both types of yield will tend to fluctuate daily due to such factors as a fund’s interest rate exposure as well as the type and credit quality of its portfolio holdings.

To obtain current yield information for the Fund, please call 1-800-433-6884.

FUND INFORMATION

Class	CUSIP	Ticker
Class S	431112705	HCSXX

DID YOU KNOW?

Municipal Securities are issued by states, cities and municipalities to help finance utilities, schools, public works projects and facilities, among other things.

The managers consider high quality securities to be those that at least one nationally recognized rating agency such as S&P has judged financially strong enough to be included in its highest credit-quality category for short-term securities.

A portfolio’s level of interest rate exposure is commonly indicated by the term maturity. Generally speaking, the longer a portfolio’s maturity, the greater its level of interest rate exposure and, in turn, its risk/return potential.

PROSPECTUS

7

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold fund shares. The first table describes the fees you would pay directly from your investment if you buy or sell Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
Class S Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)*	0.00%

Annual Fund Operating Expenses
Class S Shares
Investment Advisory Fees	0.30%
Distribution (12b-1) Fees	0.55%
Other Expenses	0.24%

Total Annual Fund Operating Expenses	1.09%
Fee Waivers	0.04%
Net Expenses†	1.05%

*Does not include any wire transfer fees, if applicable.

†The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) for Class S Shares from exceeding 1.05% for the period beginning December 1, 2009 and ending on November 30, 2010. In addition to the current expense limitations described above, the Adviser may also waive fees and/or reimburse expenses in excess of its current fee waiver or reimbursement commitment to the extent necessary to maintain the net yield of the Fund and/or one or more classes of shares of the Fund at a certain level as determined by the Adviser. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed pursuant to any of the foregoing until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future yield.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Class S Shares	$107	$343	$597	$1,325

PROSPECTUS

HIGHMARK MONEY MARKET FUNDS

Diversified Money Market Fund

8

FUND SUMMARY

Investment Goal	To seek current income with liquidity and stability of principal
Investment Focus	High quality, short-term debt securities
Principal Investment Strategy	Employs top-down analysis of economic and market factors to select Fund investments
Share Price Volatility	Low
Investor Profile	Short-term or risk-averse investors seeking current income from a money market fund that invests primarily in high quality, short-term debt securities

INVESTMENT STRATEGY

HighMark Diversified Money Market Fund seeks to generate current income with liquidity and stability of principal. To pursue this goal, the Fund invests primarily in high quality, short-term debt securities. “High quality” securities are those that at least one nationally recognized rating agency such as S&P has judged financially strong enough to be included in its highest credit-quality category for short-term securities. The Fund may also invest in nonrated securities if the portfolio managers believe they are of comparably high quality.

To limit the Fund’s interest rate risk, the Fund’s managers will maintain an average weighted portfolio maturity of 90 days or less. In addition, each individual security in the portfolio will have an effective maturity of no more than 397 days.

In choosing investments for the Fund, the portfolio managers consider several factors, including:

•	The outlook for interest rates.

•	Buying and selling activity in the high quality, short-term securities market as a whole and/or for individual securities.

•	Current imbalances in the supply of high quality, short-term securities relative to demand.

•	The appropriateness of particular securities to the Fund’s objectives.

Although the portfolio managers strive to ensure that the Fund is diversified, from time to time they may concentrate the Fund’s assets in certain securities issued by U.S. banks, U.S. branches of foreign banks and foreign branches of U.S. banks, to the extent permitted under applicable SEC guidelines, if they believe it is in the best interest of the Fund’s shareholders.

For a more complete description of the securities in which the Fund can invest, please see “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decline in interest rates. Generally, the longer the average maturity of the Fund’s investments, the greater its interest rate risk.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Credit Risk: The possibility that an issuer cannot make timely interest and principal payments on its securities. In general, the lower a security’s credit rating, the greater its credit risk.

Liquidity Risk: The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. Any or all of these limitations could hamper the management or performance of a Fund.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

An investment in the Fund is not a deposit or an obligation of Union Bank, N.A., its affiliates or any bank, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PROSPECTUS

9

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the changes in the performance of the Fund’s Class S Shares(a) from year to year.*

(a) See footnote (a) to performance table below.

Best Quarter	Worst Quarter
1.43%	0.02%
(09/30/00)	(06/30/04)

*The performance information shown above is based on a calendar year. The Fund’s total return from 1/1/2009 to 9/30/2009 was 0.25%.

This table shows the Fund’s average annual total returns for periods ending 12/31/08.

	1 Year	5 Years	10 Years	Since Inception*
Diversified Money Market Fund[1]
Class S Shares	2.23%	2.69%	2.79%(a)	3.62%(a)

1Performance data includes the performance of Stepstone Money Market Fund for the period prior to its consolidation with HighMark Diversified Money Market Fund on 4/25/97.

*Since 2/1/91.

(a) Prior to 9/30/99, performance for Class S Shares is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 2/1/91, are not offered in this prospectus; however, because they are invested in the same portfolio of securities, annual returns for the two classes would be substantially similar. The performance of the Fiduciary Shares does not reflect Class S Shares’ Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

YIELD

The income a fund generates is commonly referred to as its “yield.” For money market funds, yield is a more useful indication than total return of how a portfolio is performing. As a result, advertisements and other communications about HighMark Diversified Money Market Fund will typically mention the portfolio’s yield. There are various types of yield, including current or 7-day yield and effective yield. All mutual funds must use the same formulas to calculate each of these yields.

The formula for effective yield assumes that investors take advantage of compounding by reinvesting their dividends; current or seven-day yield does not make the same assumption. As a result, a portfolio’s effective yield typically will be slightly higher than its current or seven-day yield. Both types of yield will tend to fluctuate daily due to such factors as a fund’s interest rate exposure as well as the type and credit quality of its portfolio holdings. To obtain current yield information for the Fund, please call 1-800-433-6884.

FUND INFORMATION

Class	CUSIP	Ticker
Class S	431112408	HDSXX

DID YOU KNOW?

A portfolio’s level of interest rate exposure is commonly indicated by the term maturity. Generally speaking, the longer a portfolio’s maturity, the greater its level of interest rate exposure and, in turn, its risk/return potential.

PROSPECTUS

HIGHMARK MONEY MARKET FUNDS

Diversified Money Market Fund

10

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees you would pay directly from your investment if you buy or sell Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
Class S Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)*	0.00%

Annual Fund Operating Expenses
Class S Shares
Investment Advisory Fees	0.30%
Distribution (12b-1) Fees	0.55%
Other Expenses	0.25%

Total Annual Fund Operating Expenses	1.10%
Fee Waivers	0.03%
Net Expenses†	1.07%

*Does not include any wire transfer fees, if applicable.

†The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) for Class S Shares from exceeding 1.07% for the period beginning December 1, 2009 and ending on November 30, 2010. In addition to the current expense limitations described above, the Adviser may also waive fees and/or reimburse expenses in excess of its current fee waiver or reimbursement commitment to the extent necessary to maintain the net yield of the Fund and/or one or more classes of shares of the Fund at a certain level as determined by the Adviser. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed pursuant to any of the foregoing until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future yield.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Class S Shares	$109	$347	$603	$1,338

PROSPECTUS

HIGHMARK MONEY MARKET FUNDS

Treasury Plus Money Market Fund

11

FUND SUMMARY

Investment Goal	To seek current income with liquidity and stability of principal
Investment Focus	U.S. Treasury obligations and repurchase agreements
Principal Investment Strategy	Invests in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements collateralized by such obligations.
Share Price Volatility	Low
Investor Profile	Risk averse investors seeking current income from a money market fund that invests in U.S. Treasury securities

INVESTMENT STRATEGY

HighMark Treasury Plus Money Market Fund seeks current income with liquidity and stability of principal. To pursue its goal, the Fund primarily invests in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements collateralized by such obligations. The Fund may also invest in reverse repurchase agreements.

To limit the Fund’s interest rate risk, the Fund’s managers will maintain an average weighted portfolio maturity of 90 days or less. In addition, each individual security in the Fund will have an effective maturity of no more than 397 days.

In choosing investments for the Fund, the portfolio managers consider such factors as:

•	The outlook for interest rates,

•	Buying and selling activity in the Treasury market as a whole and/or for individual Treasury securities,

•	Imbalances in the supply of Treasuries relative to demand,

•	Liquidity, market risk and yield of various investment options, and/or

•	The appropriateness of particular securities to the Fund’s objectives.

For a more complete description of the securities in which the Fund can invest, please see “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decline in interest rates. Generally, the longer the average maturity of the Fund’s investments, the greater its interest rate risk. A low interest rate environment may prevent the Fund from providing a positive yield. In addition, a low interest rate environment may result in the Fund being unable to pay expenses out of its assets and may impact the Fund’s ability to maintain a stable net asset value of $1.00 per share.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Leverage Risk: Investments in the types of securities that create leverage are associated with the risk that such securities or investment practices may magnify small index or market movements into large changes in value.

Credit Risk: The possibility that an issuer cannot make timely interest and principal payments on its obligations. In general, the lower a security’s rating, the greater its credit risk.

Counterparty Risk: The risk that the counterparty to a repurchase agreement or reverse repurchase agreement may not fulfill its obligations under the repurchase agreement or reverse repurchase agreement. The Fund’s income and the value of the Fund’s investments could decline as a result.

Liquidity Risk: The possibility that a security may be difficult or impossible to sell at the time and price the Fund wishes. The Fund may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity, all of which could hamper the management or performance of the Fund.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PROSPECTUS

HIGHMARK MONEY MARKET FUNDS

Treasury Plus Money Market Fund

12

An investment in the Fund is not a deposit or an obligation of Union Bank, N.A., its affiliates or any bank, and it is not insured or guaranted by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE INFORMATION

This section would normally include a bar chart and a table showing how the Fund has performed and how its performance has varied from year to year. Because the Fund had less than a full calendar year of performance as of the date of this Prospectus, the bar chart and table are not shown.

YIELD

The income a fund generates is commonly referred to as its “yield.” For money market funds, yield is a more useful indication than total return of how a portfolio is performing. As a result, advertisements and other communications about HighMark Treasury Plus Money Market Fund will typically mention the portfolio’s yield. There are various types of yield, including current or 7-day yield and effective yield. All mutual funds must use the same formulas to calculate each of these yields.

The formula for effective yield assumes that investors take advantage of compounding by reinvesting their dividends; current or seven-day yield does not make the same assumption. As a result, a portfolio’s effective yield typically will be slightly higher than its current or seven-day yield. Both types of yield will tend to fluctuate daily due to such factors as a fund’s interest rate exposure as well as the type and credit quality of its portfolio holdings.

To obtain current yield information for the Fund, please call 1-800-433-6884.

FUND INFORMATION

Class	CUSIP	Ticker
Class S	431123207	HMSXX

DID YOU KNOW?

A portfolio’s level of interest rate exposure is commonly indicated by the term maturity. Generally speaking, the longer a portfolio’s maturity, the greater its level of interest rate exposure and, in turn, its risk/return potential.

PROSPECTUS

13

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees you would pay directly from your investment if you buy or sell Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
Class S Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)*	0.00%

Annual Fund Operating Expenses
Class S Shares
Investment Advisory Fees	0.30%
Distribution (12b-1) Fees	0.55%
Other Expenses†	0.25%

Total Annual Fund Operating Expenses	1.10%
Fee Waivers	0.05%
Net Expenses††	1.05%

*Does not include any wire transfer fees, if applicable.

†Other Expenses are based on estimated amounts for the current fiscal year.

††The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) for Class S Shares from exceeding 1.05% for the period beginning December 1, 2009 and ending on November 30, 2010. In addition to the current expense limitations described above, the Adviser may also waive fees and/or reimburse expenses in excess of its current fee waiver or reimbursement commitment to the extent necessary to maintain the net yield of the Fund and/or one or more classes of shares of the Fund at a certain level as determined by the Adviser. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed pursuant to any of the foregoing until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future yield.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Class S Shares	$107	$345	$601	$1,336

PROSPECTUS

HIGHMARK MONEY MARKET FUNDS

U.S. Government Money Market Fund

14

FUND SUMMARY

Investment Goal	To seek current income with liquidity and stability of principal
Investment Focus	Short-term obligations issued or guaranteed by the U.S. government and its agencies, authorities, enterprises and instrumentalities
Principal Investment Strategy	Employs top-down analysis of economic and market factors to select Fund investments
Share Price Volatility	Low
Investor Profile	Short-term or risk-averse investors seeking a money market fund investing primarily in U.S. government obligations

INVESTMENT STRATEGY

HighMark U.S. Government Money Market Fund seeks current income with liquidity and stability of principal. To pursue this goal, the Fund invests exclusively in short-term debt obligations issued or guaranteed by the U.S. government, its agencies, authorities, enterprises or instrumentalities (collectively, “government-sponsored entities”), such as the Government National Mortgage Association (“Ginnie Mae”) and Fannie Mae. Some of these debt obligations may be subject to repurchase agreements. In certain cases, securities issued by government-sponsored entities may not be guaranteed or insured by the U.S. government.

To limit the Fund’s interest rate risk, the Fund’s managers will maintain an average weighted portfolio maturity of 90 days or less. In addition, each individual security in the portfolio will have an effective maturity of no more than 397 days.

In choosing investments for the Fund, the portfolio managers consider such factors as:

•	The outlook for interest rates.

•	Buying and selling activity in the U.S. government securities market as a whole and/or for individual securities.

•	Imbalances in the supply of U.S. government securities relative to demand.

•	The appropriateness of particular securities to the Fund’s objectives.

For a more complete description of the securities in which the Fund can invest, please see “Instruments, Investment Techniques and Risks.”

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

Interest Rate Risk: The possibility that the value of the Fund’s investments will decline due to an increase in interest rates or that the Fund’s yield will decrease due to a decline in interest rates. Generally, the longer the average maturity of the Fund’s investments, the greater its interest rate risk.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Credit Risk: The possibility that an issuer cannot make timely interest and principal payments on its securities. In general, the lower a security’s credit rating, the greater its credit risk.

Government-Sponsored Entities Risk: The securities in which the Fund invests that are issued by government-sponsored entities may not be guaranteed or insured by the U.S. government and may only be supported by the credit of the issuing entity.

Liquidity Risk: The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. Any or all of these limitations could hamper the management or performance of a Fund.

For more information about these risks and additional risks to which the Fund may be subject, please see “Glossary of Investment Risks” and “Instruments, Investment Techniques and Risks.”

PROSPECTUS

15

An investment in the Fund is not a deposit or an obligation of Union Bank, N.A., its affiliates or any bank, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the changes in the performance of the Fund’s Class S Shares(a) from year to year.*

(a) See footnote (a) to performance table below.

Best Quarter	Worst Quarter
1.40%	0.01%
(09/30/00)	(03/31/04)

*The performance information above is based on a calendar year. The Fund’s total return from 1/1/2009 to 9/30/2009 was 0.10%.

This table shows the Fund’s average annual total returns for periods ending 12/31/08.

	1 Year	5 Years	10 Years		Since Inception*
U.S. Government Money Market Fund
Class S Shares	1.67%	2.48%	2.62	%(a)	4.08	%(a)

*Since 8/10/87.

(a) Prior to 9/30/99, performance for Class S Shares is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 8/10/87, are not offered in this prospectus; however, because they are invested in the same portfolio of securities, annual returns for the two classes would be substantially similar. The performance of the Fiduciary Shares does not reflect Class S Shares’ Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

YIELD

The income a fund generates is commonly referred to as its “yield.” For money market funds, yield is a more useful indication than total return of how a portfolio is performing. As a result, advertisements and other communications about HighMark U.S. Government Money Market Fund will typically mention the portfolio’s yield. There are various types of yield, including current or 7-day yield and effective yield. All mutual funds must use the same formulas to calculate each of these yields.

The formula for effective yield assumes that investors take advantage of compounding by reinvesting their dividends; current or seven-day yield does not make the same assumption. As a result, a portfolio’s effective yield typically will be slightly higher than its current or seven-day yield. Both types of yield will tend to fluctuate daily due to such factors as a fund’s interest rate exposure as well as the type and credit quality of its portfolio holdings.

To obtain current yield information for the Fund, please call 1-800-433-6884.

FUND INFORMATION

Class	CUSIP	Ticker
Class S	431112507	HGSXX

DID YOU KNOW?

A portfolio’s level of interest rate exposure is commonly indicated by the term maturity. Generally speaking, the longer a portfolio’s maturity, the greater its level of interest rate exposure and, in turn, its risk/return potential.

PROSPECTUS

HIGHMARK MONEY MARKET FUNDS

U.S. Government Money Market Fund

16

FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold fund shares. The first table describes the fees you would pay directly from your investment if you buy or sell Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

Shareholder Fees
Class S Shares
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)*	0.00%

Annual Fund Operating Expenses
Class S Shares
Investment Advisory Fees	0.30%
Distribution (12b-1) Fees	0.55%
Other Expenses	0.25%

Total Annual Fund Operating Expenses	1.10%
Fee Waivers	0.03%
Net Expenses†	1.07%

*Does not include any wire transfer fees, if applicable.

†The Fund’s Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles) for Class S Shares from exceeding 1.07% for the period beginning December 1, 2009 and ending on November 30, 2010. In addition to the current expense limitations described above, the Adviser may also waive fees and/or reimburse expenses in excess of its current fee waiver or reimbursement commitment to the extent necessary to maintain the net yield of the Fund and/or one or more classes of shares of the Fund at a certain level as determined by the Adviser. The Adviser may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed pursuant to any of the foregoing until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. This recoupment could reduce the Fund’s future yield.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund’s expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Class S Shares	$109	$347	$603	$1,338

PROSPECTUS

17

SHAREOWNER GUIDE – HOW TO INVEST IN HIGHMARK FUNDS

Before you invest, we encourage you to carefully read the HighMark Fund profiles included in this prospectus and consider which Funds are appropriate for your particular financial situation, risk tolerance and goals. As always, your financial representative can provide you with valuable assistance in making this decision. He or she can also help you choose which of the Fund share classes we offer is right for you.

Choosing a Share Class

HighMark Funds offers different classes of Fund Shares, which have different expenses and other characteristics. Only one class of Fund Shares, Class S Shares, is offered in this prospectus. The following are some of the main characteristics of HighMark’s Class S Shares:

Class S Shares

•	No sales charge.

•	Distribution (12b-1) fees of 0.55%.

•	Available only to investors in Union Bank, N.A.’s Corporate Sweep service.

For the actual past expenses of the Class S Shares, see the individual Fund profiles earlier in this prospectus.

The Funds also offer Class A and Fiduciary Shares, each of which has its own expense structure. The U.S. Government Money Market Fund also offers Class B and Class C Shares (Class A, Class B and Class C Shares are collectively “Retail Shares”). Fiduciary Shares are available only to financial institutions, fiduciary clients of Union Bank, N.A. and certain other qualified investors. Retail Shares are available to non-fiduciary clients of Union Bank, N.A., who are not otherwise eligible for Fiduciary Shares. Call us at 1-800-433-6884 for more details.

Fees for Distribution of Shares

HighMark Funds has adopted a 12b-1 plan with respect to Class S Shares that allow each Fund to pay distribution and service fees. The maximum distribution and service fee for Class S Shares is as follows:

Share Class	Percentage of Average Daily Net Assets
Class S	0.55%

Because 12b-1 fees are paid on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Payments to Financial Firms

Some or all of the distribution fees and servicing fees described above may be paid or “reallowed” to the broker, dealer, financial adviser or other financial intermediaries, including UnionBanc Investment Services LLC and other affiliates of HighMark Capital Management, Inc., through which you purchase your Shares. In addition to the foregoing, your broker, dealer, financial adviser or other financial intermediaries may receive certain other payments and compensation described below. These arrangements may apply to any or all of your Shares, including but not limited to, Shares held through retirement plans. For purposes of the following, “financial firms” means brokers, dealers, financial advisers and other financial intermediaries.

Marketing Support Payments. HighMark Capital Management, Inc. may also make payments from its own assets to financial firms that sell HighMark Funds. The amounts of these payments may vary from time to time. Speak with your financial adviser to learn more about these payments.

Payments for Distribution and Shareholder Services. In addition to the foregoing marketing support payments, HighMark Capital Management, Inc., directly or through an agent, also pays out of its own assets compensation to financial firms for the sale and distribution of the Shares of any of the Funds and/or for the servicing of Shares of any of the Funds. These payments made by HighMark Capital Management, Inc. may be made to supplement commissions paid to financial firms, and may take the form of (1) due diligence payments for a financial firm’s examination of the Funds and payments for employee training and education relating to the Funds; (2) listing fees for the placement of the Funds on a financial firm’s list of mutual funds available for purchase by its clients; (3) fees for providing the Funds with “shelf space” and/or a higher profile for a financial firm’s financial consultants and their customers and/or placing the Funds on the financial firm’s preferred or recommended list; (4) marketing support fees for providing assistance in promoting the sale of Shares; (5) payments in connection with attendance at sales meetings for the promotion of the sale of Shares; (6) payments for maintaining shareholder accounts on a financial firm’s platform and (7) payments for the sale of Shares and/or the maintenance of share balances.

Payments made by HighMark Capital Management, Inc. or its agents to a financial firm also may be used by the financial firm to pay for the travel expenses, meals, lodging and entertainment of the firm’s salespersons and guests in connection with education, sales and promotional programs. These programs, which may be different for different financial firms, will not change the price an investor will pay for Shares or the amount that a Fund will receive for the sale of Shares.

A number of factors are considered in determining the amount of these additional payments, including each financial firm’s HighMark Funds sales and total assets, and the financial firm’s willingness to give HighMark Capital Management, Inc. or the Funds’ distributor access to its financial advisers for educational purposes. At times, the financial firm might include the Funds on a “select” or “preferred” list. HighMark Capital Management, Inc.’s goals include educating the investment advisers about the Funds so that they can provide suitable information and advice to prospective investors and shareholders of the Funds.

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For the calendar year 2008, the financial firms that received these additional payments, which totaled approximately $3.0 million, from HighMark Capital Management, Inc. include (but are not necessarily limited to) the following:

AIG Financial Advisors, Inc.	Lincoln Financial Securities
American Investors Co.	Linsco Private Ledger
American Portfolio Financial Services	Managed Financial Broker Service
Amprise Advisor Services Inc.	Managed Financial Services Corp.
Ameriprise Financial Services, Inc.	Mesirow Financial
Ameritrade Inc.	Meyers Meighan Wealth Mgmt Group
AXA Advisors, LLC	MG Trust Co LLC
Bogacz Tax & Financial Services	Mid Atlantic Inst’l Shares, Inc.
Brookstreet Securities Corp.	Money Concepts Capital Corp.
Capital Financial Group	Morgan Keegan & Co.
Capital Financial Services	Morgan Peabody
Centaurus Financial, Inc.	Morgan Stanley Dean Witter
Charles Schwab	MS & Co. Inc.
Citigroup Global Markets, Inc.	Mutual Service Corp.
Commonwealth Financial Network	National Financial Services, Corp.
Comprehensive Financial Advisors	National Planning Corp.
Crowell, Weeden & Co.	National Securities Corporation
Crown Capital Securities, LP	Nationwide Planning Assoc., Inc.
D A Davidson	New England Securities
E*Trade	Next Financial Group, Inc.
Emmett A Larkin	OFG Financial Services Inc.
Ensemble Financial Services, Inc.	Oppenheimer & Co. Inc.
ePlanning Securities, Inc.	Pacific West Sec Inc.
Express Securities Inc.	Penson Financial Services
Farmers Financial Solutions LLC	Pershing LLC
Ferris, Baker Watts, Inc.	Pitcarin
Financial Advisors of America LLC	Portfolio Brokerage Services Inc.
Financial Network Investment Corp.	Prime Vest Financial Services
Financial Services Corporation	ProEquities Inc.
Fintegra Financial Solutions	Prudential Investment Mgmt Srvcs
Fintegra LLC	Prudential Insurance Co of America
First Allied Securities, Inc.	QA3 Financial Corp.
First Clearing LLC	Questar Capital Corporation
First Southwest Company	Raymond James & Associates, Inc.
Fitzgerald Financial Services	Raymond James Financial Services
Foothill Securities, Inc.	RBC Capital Markets Corporation
Fortune Financial Services, Inc.	RBC Dain Rauscher, Inc.
FSC Securities Corporation	RBC Wealth Management
Geneos Wealth Management, Inc.	Ridge Clearing & Outsourcing
Girard Securities, Inc.	Robert W. Baird & Co.
Green Wealth Management	Royal Alliance Associates
Gunn Allen Financial	Scottrade, Inc.
H&R Block Financial Advisors, Inc.	Sears Investment Services, Inc.
H. Beck, Inc.	Securities America
Harvest Capital LLC	Securities Services Network, Inc.
Heritage Financial	SEI Investments Distribution Co
Independent Financial Group LLC	SII Investments Inc.
Invest Financial Corporation	Silver Oaks Securities Inc.
Investacorp, Inc.	Southwest Securities
Investors Capital Corp.	Sterne Agee & Leach
Investors Security Co., Inc.	Stifel, Nicolaus & Co., Inc.
J P Turner & Co LLC	Sympro
J. W. Cole Financial, Inc.	TCAdvisors Network
Janney Montgomery Scott	The Musuneggi Financial Group
Jefferson Pilot Securities Corp.	UBS Financial Services, Inc.
Legend Equities Corporation	UnionBanc Investment Services LLC
Legent Clearing Corp.	United Equity Securities Inc.
United Planners Financial	Wells Fargo Bank
USA Financial Securities Corp.	Wells Fargo Investments LLC
VSR Financial Services	Western International Securities

Wachovia Securities LLC	WRP Investments, Inc.
Wedbush Morgan Securities

HighMark Capital Management, Inc. may have established relationships with other financial firms since the end of 2008 in which these additional payments are made. Speak with your financial adviser to learn whether his or her firm has such a relationship.

Pursuant to the terms of an agreement between HighMark Capital Management, Inc. and HighMark Funds’ distributor, HighMark Capital Management, Inc. makes payments to the distributor for distribution services related to the Funds.

If investment advisers, administrators, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular Share class over other Share classes. Speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Funds, HighMark Capital Management, Inc. and by sponsors of other mutual funds he or she may recommend to you. You should also consider disclosures made by your financial adviser at the time of purchase. HighMark Capital Management, Inc. does not consider sales of Shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. However, some broker-dealers that sell Shares of the Funds may receive commissions from a Fund in connection with the execution of the Fund’s portfolio transactions.

Buying and Selling Shares

Class S Shares are designed to provide convenience through automatic investment of uninvested cash balances of those investors in Union Bank, N.A.’s Corporate Sweep service. If you participate in the sweep service, you may choose a Fund as your “primary fund” and uninvested cash balances in your account will be automatically invested in Class S Shares of your primary fund, according to the terms and conditions of your account agreement with Union Bank, N.A. Class S Shares of a primary fund also will be sold to cover any negative cash balance in your account, according to the terms and conditions of your account agreement.

Please contact Union Bank, N.A. for more information.

HighMark Funds and the Funds’ Adviser reserve the right, in their sole discretion, to reject any purchase order for any reason.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

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What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you, which information may include your social security number or taxpayer identification number. This information will be verified to ensure the identity of all persons opening an account.

HighMark Funds is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, HighMark Funds is required to collect documents to fulfill its legal obligations. Documents provided in connection with your application will be used solely to establish and verify customer identity, and HighMark Funds shall have no obligation with respect to the terms of any such document.

Attempts to collect the missing information required on the application will be performed by contacting either you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of HighMark Funds (e.g., 72 hours), which may change from time to time, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.

However, HighMark Funds reserves the right to close your account at the then-current day’s price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of HighMark Funds (e.g., 96 hours), which may change from time to time. If HighMark Funds is unable to verify your identity, it reserves the right to liquidate your account at the then-current day’s price and remit proceeds to you via check. HighMark Funds reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund Shares and will be subject to corresponding tax implications.

TRANSACTION POLICIES

Valuation of Shares. A Fund’s net asset value per share of a class is calculated according to the following formula: (Total market value of the Fund’s investments and other assets allocable to the class—the class’s liabilities)

÷	Total number of the Fund’s Shares outstanding in the class

=	The class’s net asset value per share

We determine the net asset value (NAV) of each HighMark Money Market Fund as of 11:00 a.m. Pacific time (2:00 p.m. Eastern time) every business day (as defined below), based on the amortized cost of the Fund’s assets. Amortized cost does not take into account unrealized capital gains or losses. We strive to keep each money market fund’s NAV at a constant $1.00, but there is a remote possibility that you could lose money by investing in the Funds. If the amortized cost of a Fund’s assets is not available, we value its securities by using a method that HighMark Funds’ Board of Trustees believes accurately reflects fair value. HighMark Funds’ Board of Trustees reviews and approves High-Mark Funds’ written fair valuation procedures in advance of their use. In addition, HighMark Funds’ Board of Trustees periodically reviews valuations to determine if any changes should be made to the fair valuation procedures. For further information about how we determine the value of the Funds’ investments, see the Statement of Additional Information (“SAI”).

Buy and Sell Prices. When you buy Shares of a Fund, the amount you pay per share is based on the net asset value per share of the applicable class of Shares next determined after we receive your order in good order. When you sell Shares of a Fund, you receive proceeds based on the net asset value per share of the applicable class of Shares next determined after we receive your order in good order.

Execution of Orders. You may buy and sell Shares of HighMark Money Market Funds on any day when both the Federal Reserve Wire System and the New York Stock Exchange are open for business (hereafter referred to as a “business day”). The New York Stock Exchange is closed on weekends and national holidays.

•

Purchasing Shares by Mail: If you mail us a purchase order, we will execute it after we have received your payment. (Note: If your check does not clear, we will be forced to cancel your purchase and may hold you liable for any losses or fees incurred.)

•	Purchasing Shares by Wire: If you place a purchase order by wire on any business day, we will execute it that day, provided that we have received your order by the following times:

•	100% U.S. Treasury Money Market Fund: Before 9:00 a.m. PT (12:00 noon ET)

•	California Tax-Free Money Market Fund: Before 8:00 a.m. PT (11:00 a.m. ET)

•	Diversified Money Market Fund: Before 11:00 a.m. PT (2:00 p.m. ET)

•	Treasury Plus Money Market Fund: Before 11:00 a.m. PT (2:00 p.m. ET)

•	U.S. Government Money Market Fund: Before 11:00 a.m. PT (2:00 p.m. ET)

In addition, you must wire the money you wish to invest and it must be received by our Transfer Agent prior to 11:00 a.m. PT (2:00 p.m. ET). If we do not receive your order or the money you plan to wire by these deadlines, the trade will be canceled and you must resubmit the trade at the time the wire is sent.

•	Selling Shares: To sell Shares on any one business day, you must place your redemption order by the following times:

•	100% U.S. Treasury Money Market Fund: Before 9:00 a.m. PT (12:00 noon ET)

•	California Tax-Free Money Market Fund: Before 8:00 a.m. PT (11:00 a.m. ET)

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•	Diversified Money Market Fund: Before 11:00 a.m. PT (2:00 p.m. ET)

•	Treasury Plus Money Market Fund: Before 11:00 a.m. PT (2:00 p.m. ET)

•	U.S. Government Money Market Fund: Before 11:00 a.m. PT (2:00 p.m. ET)

If we do not receive your request by the times listed above, we will execute your order the following business day.

Anti-Money Laundering Program

Customer identification and verification is part of HighMark Funds’ overall obligation to deter money laundering under Federal law. HighMark Funds has adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, HighMark Funds reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of HighMark Funds management, they are deemed to be in the best interest of the Funds or other series of HighMark Funds or in cases when HighMark Funds is requested or compelled to do so by governmental or law enforcement authorities.

Frequent Purchases and Redemptions of Fund Shares

Because the Funds are money market funds offered to investors as liquid cash management vehicles, it is expected that investors will purchase and redeem Shares of the Funds at will. Therefore HighMark Funds’ Board of Trustees has not adopted policies and procedures designed to discourage frequent purchases and redemptions of Shares of the Funds or excessive or short-term trading of Shares of the Funds. The Board has determined that shareholders should be able to purchase and redeem Shares of the Funds routinely. However, purchase and redemption activity may negatively impact the yield of the Fund, and HighMark Funds reserves the right to reject a purchase or exchange order if HighMark Funds or the Adviser determines that it is not in the best interest of a Fund or its shareholders.

Orders through Financial Intermediaries

If you are investing in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or a trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan or a 529 college savings plan that maintains a master account with the Fund for trading on behalf of its customers, the financial intermediary through whom you are investing may choose to adopt different or additional conditions on purchases, redemptions and exchanges of Fund shares to discourage frequent trading and redemptions. Consult your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what conditions may be applicable to you. The Funds are not responsible for the failure of a financial intermediary to carry out its responsibilities.

Disclosure of Portfolio Holdings

The Adviser has established a policy with respect to the disclosure of a Fund’s portfolio holdings. A description of this policy is provided in the SAI. In addition, each Fund’s complete monthly portfolio holdings are generally available to you within 10 business days after the end of the period on HighMark Funds’ web site by clicking on “Our Funds,” selecting a Fund and clicking on “Composition.”

Note that the Funds or the Adviser may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the web site until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

DISTRIBUTIONS

We declare each HighMark Money Market Fund’s net income at the close of each business day and pay any dividends to shareholders monthly. Each Fund expects to distribute substantially all of its income and capital gains annually. However, it is unlikely that the Money Market Funds will realize any capital gain.

We will automatically reinvest any income and capital gains distributions you are entitled to in additional Shares of your Fund(s), unless you notify our Transfer Agent that you want to receive your distributions in cash. To do so, send a letter with your request, including your name and account number, to:

HighMark Funds

P.O. Box 8416

Boston, MA 02266-8416

Your request will become effective for distributions having record dates after our Transfer Agent receives your request. Note that the IRS treats dividends paid in additional Fund Shares the same as it treats dividends paid in cash.

TAXES

Your investments in the Funds may have a number of tax implications. We have summarized some of the main U.S. federal income tax considerations generally applicable to investments by U.S. persons in a Fund. Note, however, that the following is general information and your investment in a Fund may have other tax implications. The information below will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. You can find more information about the potential tax consequences of investments in the Funds in the SAI.

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Important Note: if you have not done so already, be sure to provide us with your correct taxpayer identification number or certify that it is correct. Unless we have that information, we must, by law, withhold a portion of the distributions you would otherwise be entitled to receive from your Fund investments as well as a portion of any proceeds you would normally receive from selling Fund Shares.

End-of-Year Tax Statements

We will send you a statement each year showing the federal income tax status of all your distributions. The laws governing taxes change frequently, however, so please consult your tax adviser for the most up-to-date information and specific guidance regarding your particular tax situation including possible foreign, state and local taxes.

Tax Treatment of the Funds

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to U.S. federal income tax at the corporate level on income and gains from investments that are distributed to shareholders. If a Fund were to fail to qualify as a regulated investment company, it would result in fund-level taxation, and consequently, a reduction in income available for distribution to shareholders.

Taxation of Shareholder Transactions

An exchange of a HighMark Fund’s shares for shares of another HighMark Fund will be treated as a sale of the shares exchanged and, as with all sales and redemptions of HighMark Fund shares, any gain resulting from the transaction (although unlikely in a Money Market Fund) generally will be subject to U.S. federal income tax, typically as capital gains.

Taxes on Fund Distributions

•

Federal Taxes: Each Fund expects to distribute substantially all of its income and gains annually. For federal income tax purposes, distributions of net investment income that you receive from a Fund are generally taxable as ordinary income. Distributions of gains from the sale of investments that a Fund owned for one year or less also will be taxable as ordinary income (regardless of how long you’ve owned Shares in the Fund).

•

Taxation of Long-Term Capital Gains: In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains (regardless of how long you’ve owned Shares in the Fund). Long-term capital gain rates have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011. Some states also tax long-term capital gain distributions at a special rate. The Funds do not expect a significant portion of Fund distributions to be derived from long-term capital gains.

•	Reinvestment: A Fund’s distributions are taxable in the manner described above, whether received in cash or reinvested in additional Shares of the Fund.

•

Special Considerations for Shareholders of HighMark California Tax-Free Money Market Fund: Distributions from the Fund that are properly designated as “exempt-interest dividends” (that is, distributions of net income from tax-exempt securities that are properly designated by the Fund) generally will be exempt from federal income tax. Distributions from the Fund will be exempt from California personal income tax if (1) at the close of each quarter of the Fund’s taxable year at least 50% of the value of its total assets consist of obligations the interest from which would be exempt from California taxation if such obligations were held by an individual and (2) such dividends are properly designated as exempt-interest dividends in a written notice mailed to shareholders no later than 60 days after the close of the Fund’s taxable year. The Fund’s portfolio managers expect that substantially all the income dividends you receive from the Fund will be exempt from federal income tax and California state personal income taxes. However, distributions from the Fund, if any, that do not constitute exempt-interest dividends (including any distributions of any short-term capital gains) generally will be taxable as ordinary income, except that any distributions of net capital gains will be taxable as long-term capital gains. Gains realized by the Fund on the sale or exchange of investments that generate tax-exempt income will be taxable to shareholders. If you receive social security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, investing in the Fund may have on the federal taxation of such benefits. In addition, some of the income from the Fund may be included in the computation of federal and state alternative minimum tax liability, for both individual and corporate shareholders.

•	State and Local Taxes: In addition to federal taxes, you may have to pay state and local taxes on the dividends or capital gains you receive from a Fund.

Special Considerations for Non-U.S. Shareholders: Special tax considerations may apply to foreign shareholders. Please consult the SAI and your tax adviser for additional information.

The tax considerations described above may or may not apply to you. See the SAI for further details. Please consult your tax adviser to help determine whether these considerations are relevant to your investments and tax situation.

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MORE ABOUT HIGHMARK FUNDS

INVESTMENT MANAGEMENT

Investment Adviser

HighMark Capital Management, Inc. serves as investment adviser of each series of HighMark Funds and manages its investment portfolios on a day-to-day basis under the supervision of HighMark Funds’ Board of Trustees. HighMark Capital Management, Inc. also serves as the administrator of each series of HighMark Funds.

HighMark Capital Management, Inc. is a subsidiary of Union Bank, N.A., which is a subsidiary of UnionBanCal Corporation. UnionBanCal Corporation is wholly-owned by The Bank of Tokyo-Mitsubishi UFJ, Ltd (BTMU). BTMU is in turn a wholly-owned subsidiary of Mitsubishi UFJ Financial Group, Inc. As of September 30, 2009. HighMark Capital Management, Inc. had approximately $17.3 billion in assets under management. HighMark Capital Management, Inc. (and its predecessors) has been providing investment management services to individuals, institutions and large corporations since 1919.

Over the past fiscal year, the Funds paid the following advisory fees to HighMark Capital Management, Inc.:

Fund	% of Net Assets
100% U.S. Treasury Money Market Fund	0.12%
California Tax-Free Money Market Fund	0.25%
Diversified Money Market Fund	0.30%
U.S Government Money Market Fund	0.23%

For its advisory services to the Treasury Plus Money Market Fund, HighMark Capital Management, Inc. is entitled to receive management fees at an annual rate of 0.30% of the Treasury Plus Money Market Fund’s average daily net assets.

A discussion regarding the basis for HighMark Funds’ Board of Trustees approving the advisory agreement between HighMark Capital Management, Inc. and HighMark Funds is available in HighMark Funds’ Annual Report to shareholders for the fiscal year ending July 31, 2009.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the past 5 years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Deloitte & Touche LLP as noted in its report dated September 25, 2009. This report, along with the Funds’ financial statements, is incorporated by reference in the SAI, which is available upon request.

		Investment Activities				Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income†		Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Net Investment Income	Capital Gains	Total From Dividends and Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return*	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses	Ratio of Net Investment Income (Loss) to Average Net Assets
100% U.S. Treasury Money Market Fund
Class S Shares
For the periods ended July 31,:
2009	$1.00	$0.001		$—	$0.001	$(0.001)	$—	$(0.001)	$—	$1.00	0.14%	$120,404	0.52	%††	1.10%	0.09%
2008	1.00	0.018		—	0.018	(0.018)	—	(0.018)	—	1.00	1.77	168,509	1.04		1.06	1.71
2007	1.00	0.040		—	0.040	(0.040)	—	(0.040)	—	1.00	4.04	228,905	1.03		1.08	3.97
2006	1.00	0.030		—	0.030	(0.030)	—	(0.030)	—	1.00	3.04	231,826	1.04		1.09	3.01
2005	1.00	0.011		—	0.011	(0.011)	—	(0.011)	—	1.00	1.09	259,991	1.08		1.12	1.09
California Tax-Free Money Market Fund
Class S Shares
For the periods ended July 31,:
2009	$1.00	$0.007		$—	$0.007	$(0.007)	$—	$(0.007)	$—	$1.00	0.73%	$39,228	0.97	%††	1.09%	0.71%
2008	1.00	0.019		0.001	0.020	(0.020)	—	(0.020)	—	1.00	2.04	34,968	0.99		1.06	1.92
2007	1.00	0.026		—	0.026	(0.026)	—	(0.026)	—	1.00	2.61	56,721	0.98		1.09	2.60
2006	1.00	0.020		—	0.020	(0.020)	—	(0.020)	—	1.00	2.05	40,753	0.99		1.09	2.03
2005	1.00	0.009		—	0.009	(0.009)	—	(0.009)	—	1.00	0.90	37,543	1.00		1.12	0.92
Diversified Money Market Fund
Class S Shares
For the periods ended July 31,:
2009	$1.00	$0.010		$—	$0.010	$(0.010)	$—	$(0.010)	$—	$1.00	1.05%	$234,462	1.08	%††	1.10%	1.03%
2008	1.00	0.032		—	0.032	(0.032)	—	(0.032)	—	1.00	3.29	333,995	1.04		1.06	3.16
2007	1.00	0.044		—	0.044	(0.044)	—	(0.044)	—	1.00	4.47	372,409	1.03		1.08	4.37
2006	1.00	0.033		0.001	0.034	(0.034)	—	(0.034)	—	1.00	3.49	464,413	1.05		1.10	3.29
2005	1.00	0.014		—	0.014	(0.014)	—	(0.014)	—	1.00	1.39	645,362	1.08		1.11	1.37
Treasury Plus Money Market Fund
Class S Shares
For the period ended July 31,:
2009 (1)(2)	$1.00	$—	^	$—	$—	$—	$—	$—	$—	$1.00	0.00%	$—	0.15	%**††	0.55%**	0.23%**
U.S. Government Money Market Fund
Class S Shares
For the periods ended July 31,:
2009	$1.00	$0.007	^	$—	$0.007	$(0.007)	$—	$(0.007)	$—	$1.00	0.67%	$158,151	0.78	%††	1.10%	0.59%
2008	1.00	0.026		0.001	0.027	(0.027)	—	(0.027)	—	1.00	2.74	161,100	1.04		1.08	2.64
2007	1.00	0.043		—	0.043	(0.043)	—	(0.043)	—	1.00	4.38	128,681	1.03		1.09	4.30
2006	1.00	0.034		(0.001)	0.033	(0.033)	—	(0.033)	—	1.00	3.40	93,026	1.04		1.09	3.41
2005	1.00	0.014		(0.001)	0.013	(0.013)	—	(0.013)	—	1.00	1.31	58,602	1.08		1.12	1.38

Amounts designated as “—” are either $0 or have been rounded to $0. For Net Assets, “—” is an amount less than $1,000.

*	Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
**	Annualized.
†	Per share amounts calculated using average shares method unless otherwise indicated.
††	The effect of participating in the Money Market Government Insurance Program (the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds) for the period ended 07/31/09 was 0.04% for the California Tax-Free Money Market, the Diversified Money Market, and the 100% U.S. Treasury Money Market Funds, 0.03% for the U.S. Government Money Market Fund, and 0.00% for the Treasury Plus Money Market Fund.
^	Per share amounts calculated using SEC method.
(1)	Commenced operations on August 14, 2008.
(2)	This class had only one share outstanding throughout the period, therefore investment activities were not generated or were less than $0.001.

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INSTRUMENTS, INVESTMENT TECHNIQUES AND RISKS

No Fund is a complete investment program. The investment objectives or goals of the Funds and the investment policies of the Funds can be changed without shareholder approval, except for the policies that are identified as “fundamental” in the SAI.

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Funds use, as well as the main risks they pose. Fixed-income securities are subject primarily to market, credit and prepayment risk. Following the table is a more complete discussion of risk. You may also consult the SAI for more details about the securities in which the Funds may invest.

FUND NAME	FUND CODE
100% U.S. Treasury Money Market Fund	1
California Tax-Free Money Market Fund	2
Diversified Money Market Fund	3
Treasury Plus Money Market Fund	4
U.S. Government Money Market Fund	5

INSTRUMENT	FUND	RISK TYPE
Asset-Backed Securities: Securities backed by receivables, home equity loans, truck and auto loans, leases, credit card receivables and other securities backed by other types of receivables or assets.	2, 3	Prepayment Market Credit Regulatory
Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. They generally have maturities of six months or less.	2, 3	Credit Liquidity Market
Bonds: Interest-bearing or discounted government or corporate securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity.	2, 3, 5	Market Credit Political Liquidity Foreign Investment Prepayment
Certificates of Deposit: Negotiable instruments with a stated maturity.	2, 3	Market Credit Liquidity
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	2, 3, 5	Credit Liquidity Market
Demand Notes: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a fund.	2, 3, 5	Market Liquidity Management
Derivatives: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options (e.g., puts and calls), options on futures, swap agreements, and some mortgage-backed securities.	2, 3, 5	Management Market Credit Liquidity Leverage Prepayment
Foreign Securities: Commercial paper of foreign issuers and obligations of foreign banks, overseas branches of U.S. banks and supranational entities.	3	Market Political Liquidity Foreign Investment

PROSPECTUS

25

INSTRUMENT	FUND	RISK TYPE
Illiquid Securities: Securities that ordinarily cannot be sold within seven business days at the value the Fund has estimated for them. Each HighMark Money Market Fund may invest up to 10% of its net assets in illiquid securities.	1-5	Liquidity Market
Investment Company Securities: Shares of registered investment companies. These may include HighMark Money Market Funds and other registered investment companies for which HighMark, its sub-advisers, or any of their affiliates serves as investment adviser, administrator or distributor. As a shareholder of an investment company, a fund will indirectly bear investment management fees of that investment company, which are in addition to the management fees the fund pays its own adviser.	2, 3, 5	Market
Mortgage-Backed Securities: Securities backed by real estate loans and pools of loans. These include collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).	2, 3	Prepayment Market Credit Regulatory

Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities may include revenue bonds, certificates of participation, both taxable and tax-exempt private activity bonds and industrial development bonds, as well as general obligation bonds, tax anticipation notes, bond anticipation notes, revenue anticipation notes, project notes, other short-term obligations such as municipal leases, and obligations of municipal housing authorities (single family revenue bonds).

There are two general types of municipal bonds:
General-obligation bonds, which are secured by the taxing power of the issuer (and, in California, have the approval of voters) and revenue bonds, which take many shapes and forms but are generally backed by revenue from a specific project or tax. These include, but are not limited to, certificates of participation (COPs); utility and sales tax revenues; tax increment or tax allocations; housing and special tax, including assessment district and community facilities district (Mello-Roos) issues, which are secured by specific real estate parcels; hospital revenue; and industrial development bonds that are secured by a private company.

	2, 3	Market Credit Political Tax Regulatory Prepayment
Participation Interests: Interests in municipal securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests are usually structured as some form of indirect ownership that allows a fund to treat the income from the investment as exempt from federal income tax. A fund invests in these interests to obtain credit enhancement on demand features that would be available through direct ownership of the underlying municipal securities.	2	Market Liquidity Credit Tax
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan by a fund.	2-5	Market Leverage Counterparty
Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	1-5	Liquidity Market

PROSPECTUS

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26

INSTRUMENT	FUND	RISK TYPE
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a fund and may have a leveraging effect.	2-5	Market Leverage Counterparty
Securities Lending: The lending of up to 33 1 /3% of a fund’s total assets. In return a fund receives cash, other securities and/or letters of credit.	2-5	Market Leverage Liquidity Credit
Tax-Exempt Commercial Paper: Commercial paper issued by governments and political sub-divisions.	2	Credit Liquidity Market Tax
Time Deposits: Non-negotiable receipts issued by a bank in exchange for a deposit of money.	2, 3	Liquidity Credit Market
Treasury Receipts: Treasury receipts, Treasury investment growth receipts and certificates of accrual of Treasury securities.	3, 5	Market
U.S. Government-Sponsored Entity Securities: Securities issued by agencies, authorities, enterprises and instrumentalities of the U.S. government. These include Ginnie Mae, Fannie Mae and Freddie Mac. Such securities may not be guaranteed or insured by the U.S. government.	2, 3, 5	Government-Sponsored Entities Market Credit Call
U.S. Treasury Obligations: Bills, notes, bonds, separately traded registered interest and principal securities, and coupons under bank entry safekeeping.	1-5	Market
Variable Amount Master Demand Notes: Unsecured demand notes that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between HighMark Funds and the issuer, they are not normally traded. Although there is no secondary market in these notes, a fund may demand payment of principal and accrued interest at specified intervals.	2, 3, 5	Credit
Variable and Floating Rate Instruments: Obligations with interest rates that are reset daily, weekly, quarterly or on some other schedule. Such instruments may be payable to a fund on demand.	2, 3, 5	Credit Liquidity Market
When-Issued Securities and Forward Commitments: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date.	1-5	Market Leverage Liquidity Credit

PROSPECTUS

27

INSTRUMENT	FUND	RISK TYPE
Yankee Bonds and Similar Obligations: U.S. dollar-denominated bonds issued by foreign corporations or governments. Sovereign bonds are those issued by the government of a foreign country. Supranational bonds are those issued by supranational entities, such as the World Bank and European Investment Bank. Canadian bonds are those issued by Canadian provinces.	3	Market Credit
Zero-Coupon Debt Obligations: Bonds and other types of debt that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.	1-5	Credit Market Zero Coupon

Other Risks

HighMark Funds also offers shares of the Income Plus Allocation Fund, Growth & Income Allocation Fund, Capital Growth Allocation Fund and Diversified Equity Allocation Fund (collectively the “Asset Allocation Portfolios”). Each of the Asset Allocation Portfolios is a “fund-of-funds” that invests in other mutual funds within the HighMark Funds family. Fiduciary shares of the Diversified Money Market Fund and certain other series of HighMark Funds not offered in this prospectus (collectively with the Diversified Money Market Fund, the “Underlying Funds”) are offered to the Asset Allocation Portfolios. The Asset Allocation Portfolios, individually or collectively, may own significant amounts of shares of each Underlying Fund from time to time. The Asset Allocation Portfolios typically use asset allocation strategies pursuant to which they frequently may increase or decrease the amount of shares of any of the Underlying Funds they own, which could occur daily in volatile market conditions. Depending on a number of factors, including the cash flows into and out of an Underlying Fund as a result of the activity of other investors, an Underlying Fund’s asset levels and an Underlying Fund’s then-current liquidity, purchases and sales by an Asset Allocation Portfolio could require the Underlying Funds to purchase or sell portfolio securities, increasing the Underlying Funds’ transaction costs and possibly reducing the Underlying Funds’ performance.

Money Market Fund Risk. An investment in a Fund is not a deposit or an obligation of Union Bank, N.A., its affiliates or any bank, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although a Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Adviser or an affiliate to take actions to maintain a Fund’s $1.00 share price. The credit quality of a Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. A Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in a Fund may have a significant adverse effect on the share price of the Fund.

GLOSSARY OF INVESTMENT RISKS

This section discusses the risks associated with the securities and investment techniques listed above, as well as certain other risks. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain types of investments and Funds are more susceptible to these risks than others.

California State Specific Risk. By concentrating its investments in California, the Fund may be more susceptible to factors adversely affecting issuers of California municipal securities than a comparable fund that does not concentrate in a single state. For example, the Fund may be affected significantly by economic, regulatory, or political developments affecting the ability of California municipal issuers to pay interest or repay principal. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulation, litigation and voter initiatives could have an adverse effect on the debt obligations of California municipal issuers. By concentrating its investments in securities issued in California, the Fund’s credit risk is dependent on the ability of the state and its cities and municipalities to make timely payments on their obligations.

Call Risk. The possibility that an issuer may “call”—or repay—a bond before the bond’s maturity date. In the case of a higher yielding bond the investor may be forced to reinvest the proceeds in a security with a lower yield. This turnover may result in taxable capital gains if the security was purchased at a discount to par and, in addition, may lower a portfolio’s income. If an investor paid a premium for the security, the call may result in a capital loss. Call risk generally increases when interest rates decline, and can make security’s yield as well as its market price more volatile. Generally speaking, the longer a security’s maturity, the greater risk the call presents.

Counterparty Risk. The risk that the counterparty to a repurchase agreement or reverse repurchase agreement may not fulfill its obligations under the repurchase agreement or reverse repurchase agreement. A fund’s income and the value of a fund’s investments could decline as a result.

PROSPECTUS

HIGHMARK FUNDS

28

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security’s credit rating, the higher its credit risk. If a security’s credit rating is downgraded, its price tends to decline sharply, especially as it becomes more probable that the issuer will default.

Foreign Investment Risk. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar-denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be seriously harmed by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are greater in the emerging markets than in the developed markets of Europe and Japan.

Government-Sponsored Entities Risk. The risk associated with securities issued by government-sponsored entities because such securities may not be guaranteed or insured by the U.S. government and may only be supported by the credit of the issuing entity.

Interest Rate Risk. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. This risk should be modest for shorter-term securities and high for longer-term securities. Interest rate risk also involves the risk that falling interest rates will cause a fund’s income, and thus its total return, to decline. This risk is generally greater for shorter-term securities and lower for longer-term securities.

Leverage Risk. The risk associated with securities or investment practices that magnify small index or market movements into large changes in value. Leverage is often created by investing in derivatives, but may be inherent in other types of securities as well.

Liquidity Risk. The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. Any or all of these limitations could hamper the management or performance of a fund.

Management Risk. The risk that a strategy used by a fund’s portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Market Risk. The risk that a security’s market value may decline, especially rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the investor originally paid for it. Market risk may affect a single issuer, industrial sector or the market as a whole. For fixed-income securities, market risk is largely influenced by changes in interest rates. Rising interest rates typically cause the value of bonds to decrease, while falling rates typically cause the value of bonds to increase.

Political Risk. The risk of investment losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes or even governmental collapse and war.

Prepayment Risk. The risk that an issuer will repay a security’s principal at an unexpected time. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. The investor is usually forced to reinvest the proceeds in a security with a lower yield. This turnover may result in taxable capital gains and, in addition, may decrease a portfolio’s income. If an investor paid a premium for the security, the prepayment may result in an unexpected capital loss.

Prepayment risk generally increases when interest rates decline, and can make a security’s yield as well as its market price more volatile. Generally speaking, the longer a security’s maturity, the greater the prepayment risk it poses.

Regulatory Risk. The risk that federal and state laws may restrict an investor from seeking recourse when an issuer has defaulted on the interest and/or principal payments it owes on its obligations. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses and state usury laws.

Tax Risk. The risk that the issuer of a security will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences for the issuer and potential losses for its investors.

Zero Coupon Risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically.

HighMark Funds Service Providers:

INVESTMENT ADVISER & ADMINISTRATOR

HighMark Capital Management, Inc.

350 California Street

San Francisco, CA 94104

CUSTODIAN

Union Bank, N.A.

350 California Street

San Francisco, CA 94104

DISTRIBUTOR

HighMark Funds Distributors, Inc.

760 Moore Road

King of Prussia, PA 19406

LEGAL COUNSEL

Ropes & Gray LLP

One Embarcadero Center, Suite 2200

San Francisco, CA 94111

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

1700 Market Street

Philadelphia, PA 19103

TRANSFER AGENT

Boston Financial Data Services, Inc.

PO Box 8416

Boston, MA 02266

How to obtain more information:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

More detailed information about HighMark Funds is included in our SAI. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list the Funds’ holdings and contain information on the market conditions and investment strategies that significantly affected HighMark Funds’ performance during the last year.

To obtain the SAI, the Annual or Semi-Annual Reports free of charge, or for more information:

By Telephone:    call 1-800-433-6884

By Mail:    write to us at

HighMark Funds

c/o PNC Global Investment Servicing (U.S.) Inc.

760 Moore Road

King of Prussia, PA 19406

By Internet:    www.highmarkfunds.com

From the SEC: You can also obtain the SAI, Annual and Semi-Annual Reports, and other information about HighMark Funds from the SEC web site (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

HighMark Funds’ Investment Company Act registration number is 811-05059.

445 South Figueroa Street • Suite 306 • Los Angeles • California • 90071

www.highmarkfunds.com	HMK-PS-017-0700 84822-S (12/09)

HIGHMARK FUNDS

STATEMENT OF ADDITIONAL INFORMATION

DECEMBER 1, 2009

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectuses of the HighMark Equity, Fixed-Income and Asset Allocation Funds dated December 1, 2009, the Prospectuses of the HighMark Money Market Funds dated December 1, 2009 and the Class M Shares Prospectus of HighMark Cognitive Value Fund, HighMark Enhanced Growth Fund and HighMark International Opportunities Fund dated December 1, 2009 (collectively, the “Prospectuses”) and any of their supplements. This Statement of Additional Information is incorporated in its entirety into the Prospectuses.

Copies of the Prospectuses may be obtained by writing HighMark Funds, c/o PNC Global Investment Servicing (U.S.) Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, or by contacting HighMark Funds toll free at 1-800-433-6884. Capitalized terms used but not defined in this Statement of Additional Information have the same meanings as set forth in the Prospectuses.

Certain disclosure has been incorporated by reference into this Statement of Additional Information from the Annual Report of HighMark Funds, copies of which may be obtained, without charge, by contacting HighMark Funds toll free at 1-800-433-6884.

HMK-SX-009-0700

STATEMENT OF ADDITIONAL INFORMATION

HIGHMARK FUNDS

HighMark Funds is an open-end management investment company. All of the series of HighMark Funds, except for HighMark Enhanced Growth Fund, HighMark Cognitive Value Fund, HighMark International Opportunities Fund and HighMark Wisconsin Tax-Exempt Fund, are diversified investment companies. HighMark Funds was organized as a Massachusetts business trust on March 10, 1987 and presently consists of twenty-nine series of units of beneficial interest which represent interests in one of the following portfolios (each a “Fund” and collectively the “Funds”):

	Name	Commencement of Operations
The Equity Funds include:	HighMark Balanced Fund	November 14, 1993
	HighMark Cognitive Value Fund	April 3, 2006
	HighMark Core Equity Fund	May 31, 2000
	HighMark Enhanced Growth Fund	April 3, 2006
	HighMark Equity Income Fund	June 8, 2009
	HighMark Fundamental Equity Fund	August 1, 2008
	HighMark Geneva Mid Cap Growth Fund (formerly, HighMark Geneva Growth Fund)	June 8, 2009
	HighMark Geneva Small Cap Growth Fund	June 12, 2009
	HighMark International Opportunities Fund	April 3, 2006
	HighMark Large Cap Growth Fund (formerly, HighMark Growth Fund)	November 18, 1993
	HighMark Large Cap Value Fund (formerly, HighMark Income Equity Fund)	June 23, 1988
	HighMark NYSE Arca Tech 100 Index Fund	June 8, 2009
	HighMark Small Cap Advantage Fund	March 1, 2007
	HighMark Small Cap Value Fund	September 17, 1998
	HighMark Value Momentum Fund	April 25, 1997

The Fixed-Income Funds include:	HighMark Bond Fund	June 23, 1988
	HighMark Short Term Bond Fund	November 2, 2004
	HighMark California Intermediate Tax-Free Bond Fund	April 25, 1997
	HighMark National Intermediate Tax-Free Bond Fund	October 18, 2002
	HighMark Wisconsin Tax-Exempt Fund	June 8, 2009

The Money Market Funds include:	HighMark 100% U.S. Treasury Money Market Fund	August 10, 1987
	HighMark California Tax-Free Money Market Fund	June 10, 1991
	HighMark Diversified Money Market Fund	February 1, 1991
	HighMark Treasury Plus Money Market Fund	August 14, 2008
	HighMark U.S. Government Money Market Fund	August 10, 1987

The Asset Allocation Portfolios include:	HighMark Income Plus Allocation Fund	October 12, 2004
	HighMark Growth & Income Allocation Fund	October 12, 2004
	HighMark Capital Growth Allocation Fund	October 12, 2004
	HighMark Diversified Equity Allocation Fund	November 15, 2006

For ease of reference, this Statement of Additional Information sometimes refers to the different categories of Funds as the “Equity Funds,” the “Fixed-Income Funds,” the “Money Market Funds” and the “Asset Allocation Portfolios.”

As described in the Prospectuses, the Funds have been divided into as many as six classes of shares (designated Class A, Class B and Class C Shares (collectively “Retail Shares”), Class S Shares, Class M Shares and Fiduciary Shares) for purposes of HighMark Funds’ Distribution Plans and Shareholder Servicing Plans, which Distribution Plans apply only to such Funds’ Retail Shares and Class S Shares. Retail Shares, Class S Shares, Class M Shares and Fiduciary Shares are sometimes referred to collectively as “Shares.” Holders of Shares are sometimes referred to in this Statement of Additional Information collectively as “shareholders.”

Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectuses for the respective Funds. No investment in Shares of a Fund should be made without first reading that Fund’s Prospectus for such Shares.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

The following investment strategies supplement the investment objectives and policies of each Fund as set forth in the respective Prospectus for that Fund.

1. Equity Securities. Equity securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, which represent an ownership interest in a company, are probably the most recognized type of equity security. Equity securities have historically outperformed most other securities, although their prices can be volatile in the short term. Market conditions, political, economic and even company-specific news can cause significant changes in the price of a stock. Smaller companies (as measured by market capitalization), sometimes called small-cap companies or small-cap stocks or, for even smaller companies, microcap companies or microcap stocks, may be especially sensitive to these factors. To the extent a Fund invests in equity securities, that Fund’s Shares will fluctuate in value, and thus equity securities may be more suitable for long-term investors who can bear the risk of short-term fluctuations. Changes in interest rates may also affect the value of equity securities in market sectors that are considered interest rate sensitive, such as the finance sector.

2. Initial Public Offerings. Certain Funds may invest in initial public offerings (“IPOs”), including secondary offerings of newly public companies. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned public companies. Many IPOs are smaller firms with less experienced management, limited product lines, undeveloped markets and limited financial resources. They may also be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. In addition, the risks associated with investing in companies in the early stages of product development are greater than those associated with more established companies because the concepts involved are generally unproven, the companies have little or no track record, and they are more vulnerable to competition, technological advances and changes in market and economic conditions. For foreign IPOs, the risks may be more significant when combined with the risks of investing in developed and emerging markets.

3. Debt Securities. The Funds may invest in debt securities within the four highest rating categories assigned by a nationally recognized statistical rating organization (“NRSRO”) and comparable unrated securities. Securities rated BBB by Standard & Poor’s (“S&P”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”) are considered investment grade, but are deemed by these rating services to have some speculative characteristics, and adverse economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade bonds. Should subsequent events cause the rating of a debt security purchased by a Fund to fall below the fourth highest rating category, HighMark Capital Management, Inc. (the “Adviser” or “HCM”) will consider such an event in determining whether the Fund should continue to hold that security. In no event, however, would a Fund be required to liquidate any such portfolio security where the Fund would suffer a loss on the sale of such security.

Depending upon prevailing market conditions, a Fund may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions, the Adviser will consider many factors other than current yield, including the preservation of capital, the potential for realizing capital appreciation, maturity, and yield to maturity.

From time to time, the equity and debt markets may fluctuate independently of one another. In other words, a decline in equity markets may in certain instances be offset by a rise in debt markets, or vice versa. As a result, the Balanced Fund, with its balance of equity and debt investments, may entail less investment risk (and a potentially smaller investment return) than a mutual fund investing primarily in equity securities.

4. Convertible Securities. Consistent with its objective, policies and restrictions, each Equity Fund and each Asset Allocation Portfolio may invest in convertible securities. Convertible securities include corporate bonds, notes or preferred stocks that can be converted into common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Convertible bonds are bonds convertible into a set number of shares of another form of security (usually common stock) at a prestated price. Convertible bonds have characteristics similar to both fixed-income and equity securities. Preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Convertible preferred stock is preferred stock exchangeable for a given number of common stock shares, and has characteristics similar to both fixed-income and equity securities.

Because convertible securities can be converted into common stock, their values will normally vary in some proportion with those of the underlying common stock. Convertible securities usually provide a higher yield than the underlying common stock, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying common stock. The value of convertible securities that pay dividends or interest, like the value of all fixed-income securities, generally fluctuates inversely with changes in interest rates.

Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities for which they are exercisable, but only the right to buy such securities at a particular price.

The Funds will not purchase any convertible debt security or convertible preferred stock unless it has been rated as investment grade at the time of acquisition by an NRSRO or is not rated but is determined to be of comparable quality by the Adviser.

5. Asset-Backed Securities (non-mortgage). Consistent with their investment objectives, policies and restrictions, certain Funds may invest in asset-backed securities. Asset-backed securities are instruments secured by company receivables, truck and auto loans, leases, and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

The purchase of non-mortgage asset-backed securities raises risk considerations particular to the financing of the instruments underlying such securities. Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to substantial prepayment risk, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary as much in response to changes in interest rates, and the short-term nature of the underlying car loans or other receivables tend to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with their investment objectives and policies, the Funds may invest in other asset-backed securities that may be developed in the future.

6. Bank Instruments. Consistent with its investment objective, policies, and restrictions, each Fund (other than the U.S. Government Money Market Fund, the Treasury Plus Money Market Fund, the 100% U.S. Treasury Money Market Fund, the California Intermediate Tax-Free Bond Fund, the National Intermediate Tax-Free Bond Fund and the Wisconsin Tax-Exempt Fund) may invest in bankers’ acceptances, certificates of deposit and time deposits.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise that are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in bankers’ acceptances will be limited to those guaranteed by domestic and foreign banks having, at the time of investment, total assets of $1 billion or more (as of the date of the institution’s most recently published financial statements).

Certificates of deposit and time deposits represent funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Investments in certificates of deposit and time deposits may include Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits (“ETDs”), which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits (“CTDs”), which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian banks. All investments in certificates of deposit and time deposits will be limited to those (a) of domestic and foreign banks and savings and loan associations which, at the time of investment, have total assets of $1 billion or more (as of the date of the institution’s most recently published financial statements) or (b) the principal amount of which is insured by the Federal Deposit Insurance Corporation.

Although the Diversified Money Market Fund maintains a diversified portfolio, there are no limitations on its ability to invest in domestic certificates of deposit, bankers’ acceptances and other bank instruments. Extensive investments in such instruments may result from the Fund’s concentration of securities in the financial services industry. Domestic certificates of deposit and bankers’ acceptances include those issued by domestic branches of foreign banks to the extent permitted by the rules and regulations of the Securities and Exchange Commission (the “SEC”) staff. These rules and regulations currently permit U.S. branches of foreign banks to be considered domestic banks if it can be demonstrated that they are subject to the same regulation as U.S. banks.

7. Commercial Paper and Variable Amount Master Demand Notes. Consistent with its investment objective, policies, and restrictions, each Fund (other than the 100% U.S. Treasury Money Market Fund and the Treasury Plus Money Market Fund) may invest in commercial paper (including Section 4(2) commercial paper) and variable amount master demand notes. Commercial paper consists of unsecured promissory notes issued by corporations normally having maturities of 270 days or less. These investments may include Canadian Commercial Paper, which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. A variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

8. Lending of Portfolio Securities. In order to generate additional income, each Fund (other than the 100% U.S. Treasury Money Market Fund) may lend its portfolio securities to broker-dealers, banks or other institutions. During the time portfolio securities are on loan from a Fund, the borrower will pay the Fund any dividends or interest paid on the securities. In addition, loans will be subject to termination by the Fund or the borrower at any time. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, a Fund will receive at least 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the lending agent, with oversight by the Adviser, and, should the market value of the loaned securities increase, the borrower will be required to furnish additional collateral to the Fund. Cash collateral received by a Fund will be invested according to the guidelines approved by HighMark Funds. Current permissible investments include securities issued by or fully guaranteed as to principal and interest by the U.S. Government; securities issued by agencies, instrumentalities, sponsored agencies or enterprises of the U.S. Government; high-quality commercial paper (including asset-backed commercial paper); high quality variable rate master notes; shares of registered investment companies; and certain other high-quality investments. The cash collateral guidelines, including the list of permissible investments, may be amended from time to time by HighMark Funds.

A Fund (other than the 100% U.S. Treasury Money Market Fund) may lend portfolio securities in an amount representing up to 33 1/3% of the value of the Fund’s total assets. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and a Fund will call loans, vote proxies, or otherwise obtain rights to vote or consent if the Fund has knowledge that a material event affecting the investment is to occur and it is determined to be in the best interests of the Trust to recall the securities and vote the proxies even at the cost of foregoing the incremental revenue that could be earned by keeping the securities on loan.

9. Repurchase Agreements. Securities held by each Fund (other than the 100% U.S. Treasury Money Market Fund) may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund will deal with financial institutions such as member banks of the Federal Deposit Insurance Corporation having, at the time of investment, total assets of $100 million or more and with registered broker-dealers that the Adviser deems creditworthy under guidelines approved by HighMark Funds’ Board of Trustees. Under a repurchase agreement, the seller agrees to repurchase the securities at a mutually agreed-upon date and price, and the repurchase price will generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than 100% of the repurchase price (including accrued interest) and the custodian, with oversight by the Adviser, will monitor the collateral’s value daily and initiate calls to request that collateral be restored to appropriate levels. In addition, securities subject to repurchase agreements will be held in a segregated custodial account.

If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that either the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement or the Fund’s disposition of the underlying securities was delayed pending court action. Additionally, although there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by the seller or its receiver or trustee in bankruptcy, to retain the underlying securities, HighMark Funds’ Board of Trustees believes that, under the regular procedures normally in effect for custody of a Fund’s securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Fund if presented with the question. Securities subject to repurchase agreements will be held by HighMark Funds’ custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940, as amended (the “1940 Act”).

10. Reverse Repurchase Agreements. Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund’s investment objective, fundamental investment restrictions and non-fundamental policies. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund (other than the Treasury Plus Money Market Fund) intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high-quality debt securities consistent with the Fund’s investment objective having a value equal to 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that an equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

11. U.S. Government Obligations. With the exception of the 100% U.S. Treasury Money Market Fund, which may invest only in direct U.S. Treasury obligations, each Fund may, consistent with its investment objective, policies, and restrictions, invest in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Federal Farm Credit Banks are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

U.S. Government Securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from otherwise comparable corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will in many cases not affect interest income on existing portfolio securities, but will be reflected in the applicable Fund’s net asset value (“NAV”). Because the magnitude of these fluctuations will generally be greater at times when a Fund’s average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding, longer-term securities.

For information concerning mortgage-related securities issued by certain agencies or instrumentalities of the U.S. Government, see “Mortgage-Related Securities” below.

12. Mortgage-Related Securities. Mortgage-related securities represent interests in pools of mortgage loans assembled for sale to investors. Mortgage-related securities may be assembled and sold by certain governmental agencies and may also be assembled and sold by nongovernmental entities such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates the mortgages underlying the security are prone to prepayment. For this and other reasons, a mortgage-related security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security’s return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested. As a consequence, mortgage-related securities may be a less effective means of “locking in” interest rates than other types of debt securities having the same stated maturity, may have less potential for capital appreciation and may be considered riskier investments as a result.

Adjustable rate mortgage securities (“ARMS”) are pass-through certificates representing ownership interests in a pool of adjustable rate mortgages and the resulting cash flow from those mortgages. Unlike conventional debt securities, which provide for periodic (usually semi-annual) payments of interest and payments of principal at maturity or on specified call dates, ARMS provide for monthly payments based on a pro rata share of both periodic interest and principal payments and prepayments of principal on the underlying mortgage pool (less GNMA’s, Fannie Mae’s or Freddie Mac’s fees and any applicable loan servicing fees).

There are a number of important differences both among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities themselves. Mortgage-related securities issued by the Government National Mortgage Association (“GNMA”) include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes are guaranteed as to the timely payment of principal and interest by GNMA and GNMA’s guarantee is backed by the full faith and credit of the U.S. Treasury. In addition, Ginnie Maes are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under GNMA’s guarantee. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”). Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Until recently, Fannie Mae and Freddie Mac were government-sponsored corporations owned entirely by private stockholders. The mortgage-related securities issued by Fannie Mae and Freddie Mac contain guarantees as to timely payment of interest and principal but are not backed by the full faith and credit of the U.S. government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that Fannie Mae and Freddie Mac could purchase in certain residential areas and, until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock. More recently, in September 2008, the U.S. Treasury announced that Fannie Mae and Freddie Mac had been placed in conservatorship by the Federal Housing Finance Agency (FHFA), a newly created independent regulator. In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to Fannie Mae and Freddie Mac. First, the U.S. Treasury entered into “Preferred Stock Purchase Agreements” (PSPAs) under which, if the FHFA determines that Fannie Mae’s or Freddie Mac’s liabilities exceed its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by Fannie Mae and Freddie Mac. Second, the U.S. Treasury established a new secured lending credit facility that is available to Fannie Mae and Freddie Mac until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase Fannie Mae and Freddie Mac mortgage-backed securities, which is expected to continue until December 2009. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac will be successful.

Collateralized mortgage obligations (“CMOs”) represent securities issued by a private corporation or a U.S. Government instrumentality that are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer’s obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series that have different maturities and that may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of a CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of a CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.

One or more classes of CMOs may have coupon rates that reset periodically based on an index, such as the London Interbank Offered Rate (“LIBOR”). Each Fund may purchase fixed, adjustable, or “floating” rate CMOs that are collateralized by fixed rate or adjustable rate mortgages that are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government or are directly guaranteed as to payment of principal and interest by the issuer, which guarantee is collateralized by U.S. government securities or is collateralized by privately issued fixed rate or adjustable rate mortgages.

Securities such as zero-coupon obligations, mortgage-backed and asset-backed securities, and CMOs will have greater price volatility than other fixed-income obligations. Because declining interest rates may lead to prepayment of underlying mortgages, automobile sales contracts or credit card receivables, the prices of mortgage-related and asset-backed securities may not rise with a decline in interest rates. Mortgage-backed and asset-backed securities and CMOs are extremely sensitive to the rate of principal prepayment. Similarly, callable corporate bonds also present risk of prepayment. During periods of falling interest rates, securities that can be called or prepaid may decline in value relative to similar securities that are not subject to call or prepayment.

Real estate mortgage investment conduits (“REMICs”) are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

As indicated in the Prospectuses, the Diversified Money Market Fund, the U.S. Government Money Market Fund and the California Tax-Free Money Market Fund may each invest in Ginnie Maes. The Equity Funds, the Fixed-Income Funds and the Asset Allocation Portfolios may also, consistent with each such Fund’s investment objective and policies, invest in Ginnie Maes and in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies, or its instrumentalities or those issued by nongovernmental entities. In addition, the Fixed-Income Funds, the Asset Allocation Portfolio and the Balanced Fund may invest in CMOs and REMICs.

13. Adjustable Rate Notes. Consistent with its investment objective, policies, and restrictions, each Fund (other than the 100% U.S. Treasury Money Market Fund and the Treasury Plus Money Market Fund) may invest in “adjustable rate notes,” which include variable rate notes and floating rate notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and that, upon such readjustment, can reasonably be expected to have a market value that approximates its amortized cost; the degree to which a variable rate note’s market value approximates its amortized cost subsequent to readjustment will depend on the frequency of the readjustment of the note’s interest rate and the length of time that must elapse before the next readjustment. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and that, at any time, can reasonably be expected to have a market value that approximates its amortized cost. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may seek to resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security. Such security will be subject to a Fund’s non-fundamental 15% (10% in the case of the Money Market Funds) limitation governing investments in “illiquid” securities, unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days of the Fund’s demand. See “Investment Restrictions” below.

Maturities for variable and adjustable rate notes held in the Money Market Funds will be calculated in compliance with the provisions of Rule 2a-7, as it may be amended from time to time.

As used above, a note is “subject to a demand feature” where the Fund is entitled to receive the principal amount of the note either at any time on not more than thirty days’ notice or at specified intervals, not exceeding 397 days and upon not more than thirty days’ notice.

14. Municipal Securities. The Wisconsin Tax-Exempt Fund may acquire municipal securities. The California Intermediate Tax-Free Bond Fund and the National Intermediate Tax-Free Bond Fund invest at least 80% of their net assets in municipal securities of varying maturities, which are rated in one of the four highest rating categories by at least one NRSRO or are determined by the Adviser to be of comparable quality. The California Tax-Free Money Market Fund invests only in Municipal Securities with remaining effective maturities of 397 days or less, and which, at the time of purchase, possess one of the two highest short-term ratings from at least one NRSRO or are determined by the Adviser to be of comparable quality.

Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and public entities. In addition, private activity bonds that are issued by or on behalf of public agencies to finance privately operated facilities are included in the definition of Municipal Securities so long as they meet certain qualifications outlined in the Internal Revenue Code of 1986, as amended (the “Code”). In general, in order to qualify as a Municipal Security, a private activity bond must fall into one of the following categories: (i) exempt facility bonds (i.e., bonds issued to finance certain qualifying facilities, including airports, docks, water and sewage facilities, affordable rental housing, certain hazardous waste facilities, and certain transportation facilities); (ii) qualified mortgage bonds (i.e., bonds issued to finance single family projects and certain other residential projects, including housing for veterans); (iii) qualified small issue bonds (issuers are limited to $10,000,000 aggregate issuance); (iv) qualified student loan bonds; (v) qualified redevelopment bonds (i.e., bonds issued to finance projects for purposes of redevelopment in designated blighted areas); and (vi) qualified 501(c)(3) bonds (i.e., bonds issued for the benefit of qualified nonprofit corporations). In addition, the federal government imposes a volume cap each year that limits the aggregate amount of qualified private activity bonds other than qualified 501(c)(3) bonds that each issuing authority may issue.

As described in the Prospectuses, the two principal classifications of Municipal Securities consist of “general obligation” and “revenue” issues. In general, only general obligation bonds are backed by the full faith and credit and general taxing power of the issuer. There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer or other entity whose financial resources are supporting the Municipal Securities, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating(s) of the issue. In this regard, it should be emphasized that the ratings of any NRSRO are general and are not absolute standards of quality; Municipal Securities with the same maturity, interest rate and rating(s) may have different yields, while Municipal Securities of the same maturity and interest rate with a different rating(s) may have the same yield.

In addition, Municipal Securities may include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Certain Municipal Securities are secured by revenues from municipal leases or installment purchase agreements (referred to as “certificates of participation” or “COPs”). COPs typically provide that the public obligor has no obligation to make lease or installment payments in future years unless the public obligor has use and possession of the leased property. While the risk of non-appropriation is inherent to COP financing, this risk is mitigated by the Fund’s policy to invest in COPs that are rated at a minimum rating of Baa3 by Moody’s Service, Inc. (“Moody’s”) or BBB- by Standard & Poor’s Corporation (“S&P”), or if not rated, determined to be of comparably high quality by the Adviser.

Municipal Securities also include community facilities district (so-called “Mello-Roos”) and assessment district bonds, which are usually unrated instruments issued by or on behalf of specially-formed districts to finance the building of roads, sewers, water facilities, schools and other public works and projects that are primarily secured by special taxes or benefit assessments levied on property located in the district. Some of these bonds cannot be rated because (i) the tax or assessment is often the obligation of a single developer in a to-be-built residential or commercial project, (ii) there are a limited number of taxpayers or assesses or (iii) the issues are deemed too small to bear the additional expense of a rating. The purchase of these bonds is based upon the Adviser’s determination that it is suitable for the Fund.

Municipal Securities may also include, but are not limited to, short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, and other forms of short-term tax-exempt securities. These instruments are issued in anticipation of the public obligor’s receipt of taxes, fees, charges, revenues or subventions, the proceeds of future bond issues, or other revenues.

An issuer’s obligations with respect to its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes or otherwise raise revenues. Certain of the Municipal Securities may be revenue securities and dependent on the flow of revenue, generally in the form of fees and charges. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions, including a decline in property value or a destruction of property due to natural disasters or acts of war.

In addition, in accordance with its investment objective, each Fund may invest in private activity bonds, which may constitute Municipal Securities depending upon the federal income tax treatment of such bonds. Such bonds are usually revenue bonds because the source of payment and security for such bonds is the financial resources of the private entity involved; the full faith and credit and the taxing power, if any, of the issuer in normal circumstances will not be pledged. The payment obligations of the private entity also will be subject to bankruptcy and similar debtor’s rights, as well as other exceptions similar to those described above. Moreover, the Funds may invest in obligations secured in whole or in part by a mortgage or deed of trust on real property. Some jurisdictions may limit the remedies of a creditor secured by a deed of trust, including California, as discussed below.

Certain Municipal Securities in which the Funds may invest may be obligations that are secured in whole or in part by a mortgage or deed of trust on real property. California has certain statutory provisions, embellished by decisional law, that limit the remedies of a creditor secured by a deed of trust. Some of the provisions generally bar a creditor from obtaining a deficiency judgment for such secured obligations based either on the method of foreclosure or the type of debt secured. Other antideficiency provisions limit a creditor’s deficiency based on the value of the real property security at the time of the foreclosure sale. Another statutory provision, commonly known as the “one-action” rule, has two aspects, an “affirmative defense” aspect and a “sanction” aspect. The “affirmative defense” aspect limits creditors secured by real property to a single action to enforce the obligation (e.g., a collection lawsuit or setoff) and under the related “security-first principle,” requires the creditor to foreclose on the security before obtaining a judgment or other enforcement of the secured obligation. Under the “sanction” aspect, if the creditor secured by a lien on real property violates the one-action rule, the creditor loses its lien and, in some instances, the right to recover on the debt. Under the statutory provisions governing judicial foreclosures, the debtor has the right to redeem the title to the property for up to one year following the foreclosure sale.

Upon the default under a deed of trust with respect to California real property, a creditor’s nonjudicial foreclosure rights under the power of sale contained in the deed of trust are subject to certain procedural requirements whereby the effective minimum period for foreclosing on a deed of trust is generally 121 days after the initial default. Such foreclosure could be further delayed by bankruptcy proceedings initiated by the debtor. Such time delays could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of deeds of trust securing an issuer’s obligations. Following a creditor’s non-judicial foreclosure under a power of sale, no deficiency judgment is available. This limitation, however, does not apply to recoveries for bad faith waste, certain kinds of fraud and pursuant to environmental indemnities. This limitation also does not apply to bonds authorized or permitted to be issued by the Commissioner of Corporations, or which are made by a public utility subject to the Public Utilities Act.

Certain Municipal Securities in which the Funds invest may be obligations that finance affordable residential housing development. Continuing compliance by the owner of the project with certain tenant income and rental restrictions is generally necessary to ensure that the Municipal Securities remain tax-exempt.

Certain Municipal Securities in which the Funds invest may be obligations that finance the acquisition of mortgages for low- and moderate-income single family homebuyers. These obligations may be payable solely from revenues derived from home loans secured by deeds of trust and may be subject to state limitations applicable to obligations secured by real property. For example, under California anti-deficiency legislation, there is usually no personal recourse against a borrower of a dwelling of no more than four units, at least one of which is occupied by such a borrower, where the dwelling has been purchased with the loan that is secured by the deed of trust, regardless of whether the creditor chooses judicial or nonjudicial foreclosure. In the event that this purchase money anti-deficiency rule applies to a loan secured by a deed of trust, and the value of the property subject to that deed of trust has been substantially reduced because of market forces or by an earthquake or other event for which the borrower carried no insurance, upon default, the issuer holding that loan nevertheless would generally be entitled to collect no more on its loan than it could obtain from the foreclosure sale of the property.

The Funds, in accordance with their investment objective, may also invest indirectly in Municipal Securities by purchasing the shares of tax-exempt money market mutual funds. Such investments will be made solely for the purpose of investing short-term cash on a temporary tax-exempt basis and only in those funds with respect to which the Adviser believes with a high degree of certainty that redemption can be effected within seven days of demand. Additional limitations on investments by the Funds in the shares of other tax-exempt money market mutual funds are set forth under “Investment Restrictions” below.

The Funds may invest in municipal obligations that are payable solely from the revenues of hospitals and other health care institutions, although the obligations may be secured by the real or personal property of such institutions. Certain provisions under federal and state law may adversely affect such revenues and, consequently, payment on those Municipal Securities.

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from gross income for federal income tax purposes or from state personal income taxes are rendered at the time of issuance by legal counsel selected by the public issuer and purportedly experienced in matters relating to the validity of and tax exemption of interest payable with respect to Municipal Securities issued by states and their political sub-divisions. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

Investments in California Municipal Securities by the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund. The following information is a general summary, based on published statements of the California State Treasurer, intended to give a recent historical description, and is not a discussion of any specific factors that may affect any particular issuer of California Municipal Securities. The information is not intended to indicate continuing or future trends in the condition, financial or otherwise, of California.

Because each of these California Funds expects to invest substantially all of its assets in California Municipal Securities, it will be susceptible to a number of complex factors affecting the issuers of California Municipal Securities, including national and local political, economic, social, environmental, and regulatory policies and conditions. The Funds cannot predict whether or to what extent such factors or other factors may affect the issuers of California Municipal Securities, the market value or marketability of such securities or the ability of the respective issuers of such securities to pay interest on, or principal of, such securities. The creditworthiness of obligations issued by a local California issuer may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no responsibility on the part of the State of California to make payments on such local obligations.

General Economic Factors

California’s economy is the largest of the 50 states and one of the largest in the world. The State’s General Fund depends heavily on revenue sources that are cyclical, notably personal income and sales tax revenue. Since the start of 2008, the State has been experiencing the most significant economic downturn and financial pressure since the Great Depression of the 1930s.

Taxable sales fell sharply in the first half of 2009. This is the first year-to-year decline in the statewide total since the State began keeping records in 1933. The weak economy resulted in a dramatic reduction in State tax revenues over the last two years, and the sharp drop in revenues at the start of the 2008-09 fiscal year resulted in a significant depletion of cash resources to pay the State’s obligations, requiring the State to first defer certain payments, and then issue registered warrants in order to manage its cash resources.

The rate of unemployment in the State exceeds the national rate and is expected, according to the California Department of Finance, to increase in 2010.

Credit and Rating History

California has always paid the principal of and interest on its general obligations bonds, general obligation commercial paper notes, lease-purchase obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

The current ratings of the State’s general obligation bonds are “Baa1” from Moody’s Investor Service, “A” from Standard and Poor’s and “BBB” from Fitch. Any revisions or withdrawal of a credit rating could have an adverse effect on the market price and liquidity of bonds offered by the State of California.

Recent Financial Results and Obligations

As a result of continuing weakness in the State economy, State tax revenues have declined precipitously, resulting in large budget gaps and cash shortfalls. The Legislature and the Governor have had to adopt three major budget plans, covering both the 2008-09 and 2009-10 fiscal years, in less than 11 months, in response to continuing deterioration in the State’s fiscal condition. The State’s financial plan continues to be based on a number of assumptions which may not be realized, and further budgetary actions may be needed to maintain a positive balance for the State’s General Fund at the end of the 2009-10 fiscal year.

As part of the 2006-07 budget, the Governor introduced a Strategic Growth Plan which included $222 billion in infrastructure investments over ten years and relied heavily on general obligation bonds for funding. In 2006, voters approved $42.7 billion in general obligation bonds under this plan. There are a total of $48.1 billion of new general obligation bond measures proposed to augment the existing funds for the Strategic Growth Plan through 2016. Voters in the 2008 election approved a general obligation bond for $9.95 billion to finance a high speed rail project that was under this proposal. Additional new general obligation bonds under this proposal will be put before voters in the 2010 election.

The sharp drop in revenues over the last two fiscal years has also resulted in a significant depletion of cash resources to pay the State’s obligations. For a period of one month, in February 2009, the State deferred making certain payments from the General Fund in order to conserve cash resources for high priority obligations, such as education and debt service. Full payments resumed in March 2009, and the State was able to pay all its obligations through June 30, 2009, including repayment of $5.5 billion of 2008-09 revenue anticipation notes. However, by July 2009, the State’s cash resources had dwindled so far that, commencing July 2, 2009, the State Controller began to issue registered warrants for certain lower priority obligations in lieu of warrants which could be immediately cashed. The registered warrants, the issuance of which did not require the consent of the recipients thereof, bore interest. With enactment of the Amended 2009 Budget Act in late July 2009, and the ability to issue $1.5 billion of interim 2009-10 revenue anticipation notes, the State has been able to call all its outstanding registered warrants for redemption on September 4, 2009. The issuance of State registered warrants this year was only the second time the State has issued state registered warrants to such types of state creditors since the 1930s.

Limitations on Taxes, Other Charges and Appropriations

California’s ability to raise revenues and reduce expenditures to the extent necessary to balance the budget for any year depends upon numerous factors, including economic conditions in the State and the nation, and the accuracy of the State’s revenue predictions. Additionally, the impact of budgetary restrictions imposed by voter-passed initiatives has affected the budget process. Proposition 58, also known as the Balanced Budget Amendment, places additional constraints on the budget process and the State’s ability to raise revenue by requiring the State to enact a balanced budget and establish a special reserve and by restricting future borrowing to cover budget deficits. Additionally, Proposition 1A, approved in 2004, limits the Legislature’s power over local revenue sources, and Proposition 1A, approved in 2006, limits the Legislature’s ability to use sales taxes on motor vehicle fuels for any purpose other than transportation.

The ability of the State of California and its political subdivisions to generate revenue through real property and other taxes and to increase spending has been significantly restricted by various constitutional and statutory amendments and voter-passed initiatives. Such limitations could affect the ability of California State and municipal issuers to pay interest or repay principal on their obligations.

Certain of the securities in the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem real property taxes as a source of revenue. Article XIII A of the California Constitution, adopted by the voters in 1978, limits ad valorem taxes on real property and restricts the ability of taxing entities to increase real property and other taxes.

Article XIII B of the California Constitution, adopted in 1979, limits spending by State and local governments. Article XIII B generally limits the amount of the appropriations of the State and of local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population, and the services that the government entity is financially responsible for providing. To the extent that the “proceeds of taxes” of the State or a local government exceed its “appropriations limit,” the excess revenues must be rebated. One of the exclusions from these limitations for any entity of government is the debt service costs of bonds existing or legally authorized as of January 1, 1979 or on bonded indebtedness thereafter approved by the voters. Although Article XIII B states that it shall not “be construed to impair the ability of the State or of any local government to meet its obligations with respect to existing or future bonded indebtedness,” concern has been expressed with respect to the combined effect of such constitutionally imposed spending limits on the ability of California State and local governments to utilize bond financing.

Article XIII B was modified substantially by Propositions 98 and 111 of 1988 and 1990, respectively. These initiatives changed the State’s Article XIII B appropriations limit to require that the State set aside a prudent reserve fund for public education and guarantee a minimum level of State funding for public elementary and secondary schools as well as community colleges. Such guaranteed spending has often been cited as one of the causes of the State’s budget problems.

Articles XIII C and XIII D, each adopted in 1996, limit the ability of local governments to impose or increase taxes. Under these provisions, majority approval by the local electorate is required to impose or increase any general tax, and two-thirds approval is required to impose or increase any specific tax. Additionally, the ability of local agencies to levy taxes is restricted. The effect of these provisions is to decrease the fiscal flexibility of local governments.

The effect of Article XIII A, Article XIII B and other constitutional and statutory changes and of budget developments on the ability of California issuers to pay interest on and principal of their obligations remains unclear, and may depend on whether a particular bond is a general obligation or limited obligation bond (limited obligation bonds being generally less affected).

Other Considerations

From time to time legislation may be introduced or litigation may arise that would change the tax treatment of tax-exempt interest. Such litigation or legislation may have the effect of raising the State or other taxes payable by shareholders on such dividends. Shareholders should consult their tax advisers for the current law on tax-exempt interest. There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent.

It is not possible to predict the future impact of voter initiatives, State constitutional amendments, legislation or economic considerations described above, or of such initiatives, amendments or legislation that may be enacted in the future. Furthermore, the State is involved in certain legal proceedings that could require the State to make significant future expenditures or could substantially impair revenues if such proceedings result in unfavorable decisions for the State.

Numerous factors may adversely affect the State and municipal economies. For example, limits on federal funding could result in the loss of federal assistance otherwise available to the State. In addition, it is impossible to predict the time, magnitude, or location of a natural or other catastrophe, such as a major earthquake, fire or flood, or its effect on the California economy. The possibility exists that a natural disaster such as an earthquake could create a major dislocation of the California economy.

Legislation has been introduced from time to time regarding the California state personal income tax status of interest paid on Municipal Securities issued by the State of California and its local governments and held by investment companies such as the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund. The Funds cannot predict what legislation relating to California Municipal Securities, if any, may be proposed in the future or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially adversely affect the availability of California Municipal Securities generally, as well as the availability of California Municipal Securities issued by the State of California and its local governments specifically, for investment by the Funds and the liquidity and value of their portfolios. In such an event, each Fund would re-evaluate its investment objective and policies and consider changes in its structure or possible dissolution.

The Funds’ concentration in California Municipal Securities provides a greater level of risk than funds that are diversified across numerous states and municipal entities.

15. Wisconsin Tax-Exempt Fund – Taxable Obligations. For temporary or liquidity purposes, the Wisconsin Tax-Exempt Fund may invest in taxable obligations. Under normal market conditions, no more than 20% of the Fund’s income distributions during any year will be includable in gross income for purposes of federal income tax or Wisconsin personal income tax. However, for temporary defensive purposes, the Fund may invest without limitation in taxable obligations. Taxable obligations might include:

•	Obligations of the U.S. Government, its agencies or instrumentalities

•	Other debt securities rated within one of the two highest rating categories by either Moody’s or S&P

•	Commercial paper rated in the highest rating category by either Moody’s or S&P

•	Certificates of deposit, time deposits and bankers’ acceptances of domestic banks which have capital, surplus and undivided profits of at least $100 million

•	High-grade taxable municipal bonds

•	Repurchase agreements with respect to any of the foregoing instruments

•	Cash

While the Fund is permitted to engage in these temporary defensive strategies, it is not required to do so. Prevailing market conditions could make it impossible for the Fund to do so. Also, these defensive strategies could hamper the Fund’s ability to achieve its investment objective.

16. Tax-Exempt Obligations. As used in this Statement of Additional Information, the term “tax-exempt obligations” refers to debt obligations issued by or on behalf of a state or territory of the United States or its agencies, instrumentalities, municipalities and political subdivisions, the interest payable on which is, in the opinion of bond counsel, excludable from gross income for purposes of federal income tax (except, in certain instances, the alternative minimum tax, depending upon the shareholder’s tax status) and generally from personal income tax in the state of issuance.

Obligations of issuers of tax-exempt obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the issuer’s ability to generate tax revenues. There is also the possibility that, as a result of litigation or other conditions, the authority or ability of an issuer to pay, when due, the principal of and interest on its tax-exempt obligations may be materially affected.

From time to time, legislation has been introduced in Congress for the purpose of restricting the availability of or eliminating the federal income tax exemption for interest on tax-exempt obligations, some of which have been enacted. Additional proposals may be introduced or litigation may arise in the future which could change the tax treatment of interest on tax-exempt obligations and affect the availability of tax-exempt obligations for investment by the Fund and the value of securities held by the Fund. In such event, management of the Fund may discontinue the issuance of Shares to new investors and may re-evaluate the Fund’s investment objective and policies and adopt and implement possible changes to them and the investment program of the Fund.

Investments in Tax-Exempt Obligations of Wisconsin. The following information is a general summary intended to give a recent historical description, and is not a discussion of any specific factors that may affect any particular issuer of Wisconsin tax-exempt obligations. The information is not intended to indicate continuing or future trends in the condition, financial or otherwise, of Wisconsin.

Wisconsin’s economy, although fairly diverse, is concentrated in the manufacturing, services and trade sectors and is influenced by the vast supply of resources in the State. This diversification has traditionally helped the State’s economy to outperform the national economy. The State’s annual unemployment rate over the last 10 years has been similar to the national average. In recent years, the Wisconsin economy, like the rest of the nation, has slowed considerably, with limited or no growth in employment, personal income, consumer spending or business investment. As is the case with many states, Wisconsin faces challenges in balancing its budget. Future budgets may require additional taxes and a reduction in the amount of revenue the state allocates to local municipalities. A soft economy coupled with the prospect of lower revenue and assistance for municipalities could impact the value of the tax-exempt obligations in the Fund’s portfolio.

Investments in Tax-Exempt Obligations of Puerto Rico, Guam and U.S. Virgin Islands. From time to time the Wisconsin Tax-Exempt Fund may invest a significant portion of its assets in tax-exempt obligations issued by or on behalf of Puerto Rico, Guam or U.S. Virgin Islands or their respective agencies or instrumentalities. Accordingly, it will be susceptible to a number of complex factors affecting the issuers of Puerto Rico, Guam and U.S. Virgin Islands Securities, including political, economic, social, environmental, and regulatory policies and conditions. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of Puerto Rico, Guam and U.S. Virgin Islands Securities, the market value or marketability of such securities or the ability of the respective issuers of such securities to pay interest on, or principal of, such securities.

Puerto Rico Economy. Once primarily supported by agriculture, Puerto Rico’s economy now has a diverse manufacturing base and one of the most dynamic economies in the Caribbean region. Principal industries include pharmaceuticals, chemicals, machinery, electronics, apparel, food products and tourism. Most of Puerto Rico’s debt is issued by the major public agencies that are responsible for many of its public functions, such as water, wastewater, highways, telecommunications, education and public construction.

Guam Economy. Guam, the westernmost territory of the U.S., is located southwest of Hawaii and southeast of Japan. Tourism and, to a lesser extent, the U.S. military contribute significantly to Guam’s economy. A decrease in U.S. operations or tourism, or natural disasters, could lead to economic instability and volatility in the Guam municipal securities markets. Public sector employment in Guam is significant, with a large concentration of the labor force working for the local government or in federal jobs. The rest of the labor force works in the private sector. Major private sector employment categories include construction, trade and services.

U.S. Virgin Islands Economy. The U.S. Virgin Islands, a territory of the United States, is located in the Caribbean Sea and Atlantic Ocean. The U.S. Virgin Islands consists of dozens of islands, most notably the islands of Saint Croix, Saint John and Saint Thomas. Tourism is the primary economic activity of the U.S. Virgin Islands, followed by manufacturing which includes petroleum refining, electronics, rum distilling, watch assembly, textiles, and pharmaceuticals. The economy of the U.S. Virgin Islands is also dependent to a significant extent on grants from the federal government. International business and financial services are a small but growing component of the economy. A decrease in tourism or manufacturing, or natural disasters, could lead to economic instability and volatility in the U.S. Virgin Islands municipal securities market.

17. Puts. The California Tax-Free Money Market Fund, the California Intermediate Tax-Free Bond Fund and the National Intermediate Tax-Free Bond Fund may acquire “puts” with respect to the Municipal Securities held in their respective portfolios. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. These Funds may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.

The amount payable to a Fund upon its exercise of a “put” is normally (i) the Fund’s acquisition cost of the securities (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount (“OID”) during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

Puts may be acquired by a Fund to facilitate the liquidity of the Fund’s portfolio assets. Puts may also be used to facilitate the reinvestment of a Fund’s assets at a rate of return more favorable than that of the underlying security. Under certain circumstances, puts may be used to shorten the maturity of underlying adjustable rate notes for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of the California Tax-Free Money Market Fund’s assets pursuant to Rule 2a-7 under the 1940 Act.

A Fund will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

18. Shares of Mutual Funds. Each Fund may invest in the securities of other investment companies (including exchange traded funds) to the extent permitted by the 1940 Act or pursuant to an exemption therefrom. Currently, the 1940 Act permits a Fund to invest up to 5% of its total assets in the shares of any one investment company, but it may not own more than 3% of the securities of any one registered investment company or invest more than 10% of its assets in the securities of other investment companies (these restrictions do not apply to the Asset Allocation Portfolios or to those Funds that may sweep cash into other investment companies). Additional restrictions on the Funds’ investments in the securities of a money market mutual fund are set forth under “Investment Restrictions” below.

Investments by the California Tax-Free Money Market Fund in the shares of other tax-exempt money market mutual funds are described under “Municipal Securities” above.

Exchange-traded funds (“ETFs”) are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts (“UITs”). ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. An “index-based ETF” seeks to track the performance of an index holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

19. When-Issued Securities and Forward Commitments. Each Fund may enter into forward commitments or purchase securities on a “when-issued” basis, which means that the securities will be purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. A Fund will generally not pay for such securities and no interest accrues on the securities until they are received by the Fund. These securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Therefore, the purchase of securities on a “when-issued” basis may increase the risk of fluctuations in a Fund’s NAV.

When a Fund agrees to purchase securities on a “when-issued” basis or enter into forward commitments, HighMark Funds’ custodian will be instructed to set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. The Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund’s commitment.

The Funds expect that commitments to enter into forward commitments or purchase “when-issued” securities will not exceed 25% of the value of their respective total assets under normal market conditions; in the event any Fund exceeds this 25% threshold, the Fund’s liquidity and the Adviser’s ability to manage it might be adversely affected. In addition, the Funds do not intend to purchase “when-issued” securities or enter into forward commitments for speculative or leveraging purposes but only in furtherance of such Fund’s investment objective.

20. Zero-Coupon Securities. Consistent with its objectives, a Fund may invest in zero-coupon securities, which are debt securities that do not pay interest, but instead are issued at a deep discount from par. The value of the security increases over time to reflect the interest accrued. The value of these securities may fluctuate more than similar securities that are issued at par and pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest on these securities is reported as income to the Fund and distributed to its shareholders. These distributions must be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result. The amount included in income is determined under a constant interest rate method. In addition, if an obligation is purchased subsequent to its original issue, a holder such as the Fixed-Income Funds may elect to include market discount in income currently on a ratable accrual method or a constant interest rate method. Market discount is the difference between the obligation’s “adjusted issue price” (the original issue price plus OID accrued to date) and the holder’s purchase price. If no such election is made, gain on the disposition of a market discount obligation is treated as ordinary income (rather than capital gain) to the extent it does not exceed the accrued market discount.

21. Options (Puts and Calls) on Securities. Each Equity Fund, each Fixed-Income Fund and each Asset Allocation Portfolio may buy options (puts and calls), and write call options on a covered basis. Under a call option, the purchaser of the option has the right to purchase, and the writer (the Fund) the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to purchase, the underlying security at the exercise price during the option period.

There are risks associated with such investments, including the following: (1) the success of a hedging strategy may depend on the ability of the Adviser or sub-adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of securities held by a Fund and the price of options; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

22. Covered Call Writing. Each Equity Fund, each Fixed-Income Fund and each Asset Allocation Portfolio may write covered call options from time to time on such portion of its assets, without limit, as the Adviser determines is appropriate in seeking to obtain its investment objective. A Fund will not engage in option writing strategies for speculative purposes. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Fund, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to the Fund of writing covered calls is that the Fund receives a premium which is additional income. However, if the value of the security rises, the Fund may not fully participate in the market appreciation.

During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold, which requires the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction is one in which a Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction, depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call option expires unexercised, the Fund will realize a short term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.

The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

The Fund will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period or will own the right to acquire the underlying security at a price equal to or below the option’s strike price. Unless a closing purchase transaction is effected the Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

23. Purchasing Call Options. The Equity Funds, the Fixed-Income Funds and the Asset Allocation Portfolios may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option. The Funds may sell, exercise or close out positions as the Adviser deems appropriate.

24. Purchasing Put Options. The Equity Funds, the Fixed-Income Funds and the Asset Allocation Portfolios may purchase put options to protect their portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

25. Options and Futures

Options in Stock Indices. The Equity Funds and the Asset Allocation Portfolios may engage in options on stock indices. A stock index assigns relative values to the common stock included in the index with the index fluctuating with changes in the market values of the underlying common stock.

Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return of the premium received, to make delivery of this amount. Gain or loss to a Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, a Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index, such as the S&P 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the S&P 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following exchanges among others: The Chicago Board Options Exchange, New York Stock Exchange, American Stock Exchange and London Stock Exchange.

A Fund’s ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the Fund’s portfolio securities. Since a Fund’s portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, a Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument.

A Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

A Fund will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The aggregate premium paid on all options on stock indices will not exceed 20% of a Fund’s total assets.

Risk Factors in Options Transactions. The successful use of options strategies depends on the ability of the Adviser or, where applicable, the sub-adviser to forecast interest rate and market movements correctly.

When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when the Adviser or, where applicable, its sub-adviser deems it desirable to do so. Although a Fund will take an option position only if the Adviser or, where applicable, its sub-adviser believes there is liquid secondary market for the option, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events such as volume in excess of trading or clearing capability, were to interrupt normal market operations. A marketplace may at times find it necessary to impose restrictions on particular types of options transactions, which may limit a Fund’s ability to realize its profits or limit its losses.

Disruptions in the markets for securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation (OCC) or other options markets, such as the London Options Clearing House, may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Fund has expired, the Fund could lose the entire value of its option.

Futures Contracts and Related Options. The Equity Funds, the Fixed-Income Funds and the Asset Allocation Portfolios may invest in futures and related options based on any type of security or index traded on U.S. or foreign exchanges, or over the counter as long as the underlying security or the securities represented by the future or index are permitted investments of the Fund. Futures and options can be combined with each other in order to adjust the risk and return parameters of a Fund. The Equity Funds, the Fixed-Income Funds and the Asset Allocation Portfolios may enter into futures contracts, typically related to capital market indices or specific financial securities.

A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. Purchasing a futures contract creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. In certain cases, financial futures are settled in cash and therefore do not settle in delivery of the actual underlying commodity. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. Futures contracts are traded in the United States only on the commodity exchange or boards of trade, known as “contract markets,” approved for such trading by the Commodity Futures Trading Commission (the “CFTC”), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market. Futures traded on non-U.S. exchanges are governed by similar local agencies and approved for use by the CFTC for U.S. investors.

Although futures contracts call for actual delivery or acceptance of a commodity or security, financial contracts are usually settled in cash or closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Similarly, the closing out of a futures contract purchase is effected by the purchaser’s entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

Settlement of a futures contract does not require exchange of funds based on a price paid or received upon purchase or sale, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. Government securities or other acceptable securities as specified by the specific futures contract. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called “variation margin,” are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to market.” Gains and losses on futures contracts are therefore recognized on a daily basis.

A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate an exposure or hedge position held by the Fund. Such closing transactions involve additional commission costs.

In addition, to the extent consistent with their investment objectives and policies, the Funds may invest in currency futures contracts. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Futures contracts are designed by and traded on exchanges. A Fund would enter into futures contracts solely for hedging or other appropriate risk management purposes as defined in the controlling regulations.

At the maturity of a futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in the futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Funds intend to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin, as described below.

The Funds may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward currency contracts to protect against uncertainty in the level of future exchange rates between particular currencies or between foreign currencies in which the Funds’ securities are or may be denominated. Under normal circumstances, consideration of the prospect for changes in currency exchange rates will be incorporated into a Fund’s investment strategy.

When the Adviser believes that the currency of a particular country may suffer a significant decline against another currency, a Fund may enter into a currency contract to sell, for the appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency. A Fund may realize a gain or loss from currency transactions.

The Funds will claim an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act and, therefore, will not be subject to registration or regulation as a pool operator under that Act.

Options on Securities’ Futures Contracts. The Equity Funds, the Fixed-Income Funds and the Asset Allocation Portfolios will enter into written options on securities’ futures contracts only when, in compliance with the SEC’s requirements, cash or equivalents equal in value to the securities’ value (less any applicable margin deposits) have been deposited in a segregated account of the Fund’s custodian. A Fund may purchase and write call and put options on the futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. A Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his or her position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.

Aggregate initial margin deposits for futures contracts (including futures contracts on securities, indices and currency) and premiums paid for related options may not exceed 5% of a Fund’s total assets.

Risk of Transactions in Securities’ Futures Contracts and Related Options. Successful use of securities’ futures contracts by a Fund is subject to the ability of the Adviser or, where applicable, the sub-adviser to predict correctly movements in the direction of interest rates and other factors affecting securities markets.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the price of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events will not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by a Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Index Futures Contracts. The Equity Funds, the Fixed-Income Funds and the Asset Allocation Portfolios may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective, and may purchase and sell options on such index futures contracts. A Fund will not enter into any index futures contract for the purpose of speculation, and will only enter into contracts traded on securities exchanges with standardized maturity dates.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contracts and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract. No price is paid upon entering into index futures contracts. When a Fund purchases or sells an index futures contract, it is required to make an initial margin deposit in the name of the futures broker and to make variation margin deposits as the value of the contract fluctuates, similar to the deposits made with respect to futures contracts on securities. Positions in index futures contracts may be closed only on an exchange or board of trade providing a secondary market for such index futures contracts. The value of the contract usually will vary in direct proportion to the total face value.

A Fund’s ability to effectively utilize index futures contracts depends on several factors. First, it is possible that there will not be a perfect price correlation between the index futures contracts and their underlying index. Second, it is possible that a lack of liquidity for index futures contracts could exist in the secondary market, resulting in the Fund’s inability to close a futures position prior to its maturity date. Third, the purchase of an index futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction. In order to avoid leveraging and related risks, when a Fund purchases an index futures contract, it will collateralize its position by depositing an amount of equity securities, cash or cash equivalents, equal to the market value of the index futures positions held, less margin deposits, in a segregated account with the Fund’s custodian. Collateral equal to the current market value of the index futures position will be maintained only on a daily basis.

The extent to which a Fund may enter into transactions involving index futures contracts may be limited by tax considerations.

Options on Index Futures Contracts. Options on index futures contracts are similar to options on securities except that options on index futures contracts gives the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium.

General Characteristics of Currency Futures Contracts. When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash or U.S. Treasury bills up to 5% of the amount of the futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions.

Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming the Fund satisfies its contractual obligation.

Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin,” and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying currency rises above the delivery price, the Fund’s position declines in value. The Fund then pays a broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract. Conversely, if the price of the underlying currency falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract.

When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or gain. Such closing transactions involve additional commission costs.

Tax Considerations. Investments in futures and options may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.

26. Foreign Investment. Certain of the Funds may invest in obligations of securities of foreign issuers. Permissible investments may consist of obligations of foreign branches of U.S. banks and foreign or domestic branches of foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits and Yankee Certificates of Deposits, and investments in Canadian Commercial Paper, foreign securities and Europaper. In addition, the Equity Funds and the Asset Allocation Portfolios may invest in American Depositary Receipts. The Equity Funds, the Asset Allocation Portfolios, the Fixed-Income Funds and the Diversified Money Market Fund may also invest in securities issued or guaranteed by foreign corporations or foreign governments, their political subdivisions, agencies or instrumentalities and obligations of supranational entities such as the World Bank and the Asian Development Bank. Any investments in these securities will be in accordance with a Fund’s investment objective and policies, and are subject to special risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. To the extent that a Fund may invest in securities of foreign issuers that are not traded on any exchange, there is a further risk that these securities may not be readily marketable. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

A Fund’s investment in non-U.S. securities may be subject to foreign withholding and other taxes. See “Additional Federal Income Tax Information” below for a discussion of the U.S. federal income tax consequences of the Funds’ foreign investments.

27. Foreign Currency Transactions. To the extent consistent with their investment objectives and strategies, the Equity Funds, the Asset Allocation Portfolios, the Bond Fund and the Short Term Bond Fund may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Equity Funds, the Asset Allocation Portfolios, the Bond Fund and the Short Term Bond Fund may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities (“transaction hedging”), and to protect the value of specific portfolio positions (“position hedging”). The Equity Funds, the Asset Allocation Portfolios, the Bond Fund and the Short Term Bond Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency, and may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase or sell foreign currency futures contracts (“futures contracts”). The Equity Funds, the Asset Allocation Portfolios, the Bond Fund and the Short Term Bond Fund may also purchase domestic and foreign exchange-listed and over-the-counter call and put options on foreign currencies and futures contracts. Hedging transactions involve costs and may result in losses, and may be subject to certain special tax considerations. See “Additional Federal Income Tax Information” below for a discussion of the U.S. federal income tax consequences of the Funds’ hedging transactions.

28. Transaction Hedging. When it engages in transaction hedging, an Equity Fund, an Asset Allocation Portfolio, the Bond Fund or the Short Term Bond Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund, generally arising in connection with the purchase or sale of its portfolio securities. A Fund will engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

For transaction hedging purposes the Equity Funds, the Asset Allocation Portfolios, the Bond Fund and the Short Term Bond Fund may also purchase exchange-listed call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.

29. Position Hedging. When it engages in position hedging, an Equity Fund, an Asset Allocation Portfolio, the Bond Fund or the Short Term Bond Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Adviser or sub-adviser expects to purchase, when the Fund holds cash or short-term investments). In connection with the position hedging, an Equity Fund, an Asset Allocation Portfolio, the Bond Fund or the Short Term Bond Fund may purchase or sell foreign currency forward contracts or foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward contract or futures contract. Accordingly, it may be necessary for an Equity Fund, an Asset Allocation Portfolio, the Bond Fund or the Short Term Bond Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or expects to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

At the discretion of the Adviser or sub-adviser, the Equity Funds, the Asset Allocation Portfolios, the Bond Fund and the Short Term Bond Fund may employ the currency hedging strategy known as “cross-hedging” by using forward currency contracts, currency options or a combination of both. When engaging in cross-hedging, a Fund seeks to protect against a decline in the value of a foreign currency in which certain of its portfolio securities are denominated by selling that currency forward into a different currency for the purpose of diversifying the Fund’s total currency exposure or gaining exposure to a foreign currency that is expected to outperform.

30. Currency Forward Contracts. To the extent consistent with their investment objectives and policies, the Equity Funds, the Asset Allocation Portfolios, the Bond Fund and the Short Term Bond Fund may invest in currency forward contracts. A currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward contracts are trades in the interbank markets conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Forward contracts differ from futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The Equity Funds, the Asset Allocation Portfolios, the Bond Fund and the Short Term Bond Fund may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward currency contracts to protect against uncertainty in the level of future exchange rates between particular currencies or between foreign currencies in which the Funds’ securities are or may be denominated. Under normal circumstances, consideration of the prospect for changes in currency exchange rates will be incorporated into a Fund’s investment strategies. However, the Adviser and sub-adviser believe that it is important to have the flexibility to enter into forward currency contracts when it determines that the best interests of a Fund will be served.

When the Adviser and/or sub-adviser believe that the currency of a particular country may suffer a significant decline against another currency, an Equity Fund, an Asset Allocation Portfolio, the Bond Fund or the Short Term Bond Fund may enter into a currency contract to sell, for the appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency. A Fund may realize a gain or loss from currency transactions. See “Additional Federal Income Tax Information” below.

31. Index-Based Investments. Index-Based Investments, such as S&P Depository Receipts (“SPDRs”), NASDAQ-100 Index Tracking Stock (“NASDAQ 100s”) and Dow Jones DIAMONDS (“Diamonds”), are interests in a UIT that may be obtained from the UIT or purchased in the secondary market. SPDRs, NASDAQ 100s and DIAMONDS are listed on the American Stock Exchange.

A UIT will generally issue Index-Based Investments in aggregations of 50,000 known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the applicable index (the “Index”), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT’s portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the NAV of the Index and the NAV of a Portfolio Deposit.

Index-Based Investments are not individually redeemable, except upon termination of the UIT. To redeem, the portfolio must accumulate enough Index-Based Investments to reconstitute a Creation Unit (large aggregations of a particular Index-Based Investment). The liquidity of small holdings of Index-Based Investments, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of Index-Based Investments is derived and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of Index-Based Investments is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for Index-Based Investments is based on a basket of stocks. Disruptions in the markets for the securities underlying Index-Based Investments purchased or sold by the Portfolio could result in losses on Index-Based Investments. Trading in Index-Based Investments involves risks similar to those risks, described above under “Options,” involved in the writing of options on securities.

32. Medium Cap/Small Cap/Microcap/Special Equity Situation Securities. Certain Funds may invest in the securities of medium capitalization companies, small capitalization companies, micro capitalization companies and companies in special equity situations. The Funds consider companies to have medium capitalization if their capitalization is within the range of those companies in the Russell Mid Cap Index. The Funds consider companies to have a small market capitalization if their capitalization is within the range of those companies in the Russell 2000 Index or the S&P Small Cap 600/Citigroup Index. Companies are considered to have microcapitalizations if their capitalizations are equal to or smaller than the smallest 15% of those in the S&P SmallCap 600/Citigroup Index. Companies are considered to be experiencing special equity situations if they are experiencing unusual and possibly non-repetitive developments, such as mergers; acquisitions; spin-offs; liquidations; reorganizations; and new products, technology or management. These companies may offer greater opportunities for capital appreciation than larger, more established companies, but investment in such companies may involve certain special risks. These risks may be due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of depth in management. The securities of such companies are often traded in the over-the-counter market and may not be traded in volumes typical on a national securities exchange. Thus, the securities of such companies may be less liquid, and subject to more abrupt or erratic market movements than securities of larger, more established growth companies. Since a “special equity situation” may involve a significant change from a company’s past experiences, the uncertainties in the appraisal of the future value of the company’s equity securities and the risk of a possible decline in the value of the Funds’ investments are significant.

33. High Yield Securities. To the extent consistent with their investment objectives and policies, the Equity Funds, the Asset Allocation Portfolios and the Fixed-Income Funds may invest in lower rated securities. Fixed-income securities are subject to the risk of an issuer’s ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of the prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, HighMark Funds may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund’s NAV.

Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls an obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund’s investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the interest of its shareholders.

34. Money Market Instruments. Each Fund, subject to its own investment limitations, may invest in money market instruments which are short-term, debt instruments or deposits and may include, for example, (i) commercial paper rated within the highest rating category by a NRSRO at the time of investment, or, if not rated, determined by the Adviser to be of comparable quality; (ii) obligations (certificates of deposit, time deposits, bank master notes, and bankers’ acceptances) of thrift institutions, savings and loans, U.S. commercial banks (including foreign branches of such banks), and U.S. and foreign branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $1 billion or more as shown on their last published financial statements at the time of investment; (iii) short-term corporate obligations rated within the three highest rating categories by a NRSRO (e.g., at least A by S&P or A by Moody’s) at the time of investment, or, if not rated, determined by the Adviser to be of comparable quality; (iv) general obligations issued by the U.S.

Government and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government (e.g., obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and Federal Housing Administration); (v) receipts, including TRs, TIGRs and CATS (as defined below); (vi) repurchase agreements involving such obligations; (vii) money market funds and (viii) foreign commercial paper. Certain of the obligations in which a Fund may invest may be variable or floating rate instruments, may involve conditional or unconditional demand features and may include variable amount master demand notes.

35. Treasury Receipts. Consistent with its investment objective, policies and restrictions, each Fund may invest in Treasury receipts. Treasury receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of such receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include “Treasury Receipts” (“TRs”), “Treasury Investment Growth Receipts” (“TIGRs”), and “Certificates of Accrual on Treasury Securities” (“CATS”). TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accrued over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying securities.

36. High Quality Investments with Regard to the Money Market Funds. As noted in the Prospectuses for the Money Market Funds, each such Fund may invest only in obligations determined by the Adviser to present minimal credit risks under guidelines adopted by HighMark Funds’ Board of Trustees.

With regard to the Diversified Money Market Fund and the California Tax-Free Money Market Fund, investments will be limited to “Eligible Securities.” Eligible Securities include First Tier Securities and Second Tier Securities. First Tier Securities include those that possess at least one rating in the highest category and, if the securities do not possess a rating, those that are determined to be of comparable quality by the Adviser pursuant to guidelines adopted by the Board of Trustees. Second Tier Securities are all other Eligible Securities.

A security subject to a tender or demand feature will be considered an Eligible Security only if both the demand feature and the underlying security possess a high quality rating or, if such do not possess a rating, are determined by the Adviser to be of comparable quality; provided, however, that where the demand feature would be readily exercisable in the event of a default in payment of principal or interest on the underlying security, the obligation may be acquired based on the rating possessed by the demand feature or, if the demand feature does not possess a rating, a determination of comparable quality by the Adviser. In applying the above-described investment policies, a security that has not received a short-term rating will be deemed to possess the rating assigned to an outstanding class of the issuer’s short-term debt obligations if determined by the Adviser to be comparable in priority and security to the obligation selected for purchase by the Fund, or, if not available, the issuer’s long-term obligations, but only in accordance with the requirements of Rule 2a-7. A security that at the time of issuance had a maturity exceeding 397 days but, at the time of purchase, has a remaining maturity of 397 days or less, is considered an Eligible Security if it possesses a long-term rating, within the two highest rating categories.

Certain of the obligations in which the Funds may invest may be variable or floating rate instruments, may involve a conditional or unconditional demand feature, and may include variable amount master demand notes.

In the case of the Diversified Money Market Fund, Eligible Securities include those obligations that, at the time of purchase, possess the highest short-term rating from at least one NRSRO (the Diversified Money Market Fund may also invest up to 5% of its net assets in obligations that, at the time of purchase, possess one of the two highest short-term ratings from at least one NRSRO, and in obligations that do not possess a short-term rating (i.e., are unrated) but are determined by the Adviser to be of comparable quality to the rated instruments eligible for purchase by the Fund under guidelines adopted by the Board of Trustees). In the case of the California Tax-Free Money Market Fund, Eligible Securities include those obligations that, at the time of purchase, possess one of the two highest short-term ratings by at least one NRSRO or do not possess a short-term rating (i.e., are unrated) but are determined by the Adviser to be of comparable quality to the rated obligations eligible for purchase by the Fund under guidelines adopted by the Board of Trustees.

Specific obligations that the Diversified Money Market Fund may invest in include:

(i)	obligations issued by the U.S. Government, and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government (e.g., obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and Federal Housing Administration);

(ii)	obligations such as bankers’ acceptances, bank notes, certificates of deposit and time deposits of thrift institutions, savings and loans, U.S. commercial banks (including foreign branches of such banks), and U.S. and foreign branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $1 billion or more as shown on their last published financial statements at the time of investment;

(iii)	short-term promissory notes issued by corporations, including Canadian Commercial Paper (“CCP”), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer;

(iv)	U.S. dollar-denominated securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities, and obligations of supranational entities such as the World Bank and the Asian Development Bank (provided that the Fund invests no more than 5% of its assets in any such instrument and invests no more than 25% of its assets in such instruments in the aggregate);

(v)	readily-marketable, short-term asset-backed debt securities, repayment on which is obtained from a pool of assets. The Fund intends to invest no more than 25% of its assets (measured at time of purchase) in asset-backed securities that relate to any particular industry. For purposes of its fundamental investment restriction limiting its investments in the securities of one or more issuers conducting their principal business activities in the same industry, the Fund considers issuers of asset-backed securities backed primarily by receivables relating to any one industry (an “operating industry”) to constitute a separate industry from that operating industry, and the Fund considers asset-backed securities backed primarily by receivables relating to any one operating industry to constitute a separate industry from the asset-backed securities backed primarily by receivables relating to any other operating industry. For example, issuers of asset-backed securities backed primarily by auto loan or auto lease related receivables are considered to be in a separate industry from the automobile industry itself;

(vi)	Treasury receipts, including TRs, TIGRs and CATs;

(vii)	repurchase agreements involving such obligations; and

(viii)	short term taxable obligations issued by a state or political subdivision of the United States issued to raise funds for various public purposes.

The Diversified Money Market Fund will not invest more than 5% of its total assets in the First Tier Securities of any one issuer, except that the Fund may invest up to 25% of its total assets in First Tier Securities of a single issuer for a period of up to three business days. (This three-day “safe harbor” provision will not be applicable to the California Tax-Free Money Market Fund, because single state funds are specifically excluded from this Rule 2a-7 provision.) In addition, the Diversified Money Market Fund may not invest more than 5% of its total assets in Second Tier Securities, with investments in the Second Tier Securities of any one issuer further limited to the greater of 1% of the Fund’s total assets or $1.0 million. If a percentage limitation is satisfied at the time of purchase, a later increase in such percentage resulting from a change in the Diversified Money Market Fund’s NAV or a subsequent change in a security’s qualification as a First Tier or Second Tier Security will not constitute a violation of the limitation. In addition, there is no limit on the percentage of the Diversified Money Market Fund’s assets that may be invested in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities and repurchase agreements fully collateralized by such obligations. Under the guidelines adopted by HighMark Funds’ Board of Trustees, in accordance with Rule 2a-7 under the 1940 Act, when in the best interests of the shareholders of a Fund, the Adviser may be required to promptly take appropriate action with respect to an obligation held in a Fund’s portfolio in the event of certain developments that indicate a diminishment of the instrument’s credit quality, such as where an NRSRO downgrades an obligation below the second highest rating category, or in the event of a default relating to the financial condition of the issuer.

Appendix A to this Statement of Additional Information identifies each NRSRO that may be utilized by the Adviser or a sub-adviser with regard to portfolio investments for the Funds and provides a description of relevant ratings assigned by each such NRSRO. A rating by a NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

37. Illiquid Securities. Each Fund has adopted a non-fundamental policy (which may be changed without shareholder approval) prohibiting the Fund from investing more than 15% (in the case of each of the Money Market Funds, not more than 10%) of its total assets in “illiquid” securities, which include securities with legal or contractual restrictions on resale or for which no readily available market exists but exclude such securities if resalable pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Pursuant to this policy, the Funds may purchase Rule 144A Securities only in accordance with liquidity guidelines established by the Board of Trustees of HighMark Funds and only if the investment would be permitted under applicable state securities laws.

HighMark Enhanced Growth Fund may invest up to 5% of its assets in the convertible preferred stock, convertible debt, common stock, preferred stock, and warrants of privately held companies. These companies may present greater opportunity for growth, but there are significant risks associated with these investments. Many privately held companies are smaller firms with less experienced management, limited product lines, undeveloped markets and limited financial resources. They may also be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital.

In addition, the risks associated with investing in companies in the early stages of product development are greater than those associated with more established companies because the concepts involved are generally unproven, the companies have little or no track record, and they are more vulnerable to competition, technological advances and changes in market and economic conditions. Since privately held companies do not file periodic reports with the SEC, there is less publicly available information about them than about other companies.

HighMark Enhanced Growth Fund will likely invest in privately held companies that have already received funding from other sources. There may be significant competition for these types of investments, and the economic terms that HighMark Enhanced Growth Fund obtains from these companies may be less favorable than if HighMark Enhanced Growth Fund had invested earlier. Moreover, HighMark Enhanced Growth Fund’s ability to realize value from an investment in a privately held company is dependent upon the successful completion of the company’s IPO or the sale of the company to another company, which may not occur, if at all, for a period of several years after HighMark Enhanced Growth Fund’s investment.

Privately held companies are extremely illiquid and HighMark Enhanced Growth Fund may not be able to sell its holding in a privately held company without severe market impact. HighMark Enhanced Growth Fund will normally be unable to sell its privately held securities at all until the company’s IPO or sale to another company. In the event of a negative event that results in HighMark Enhanced Growth Fund wishing to sell the security, it may be difficult or impossible to do so quickly, or at the current trading price.

38. Restricted Securities. Each Fund has adopted a non-fundamental policy (which may be changed without shareholder approval) permitting the Fund to invest in restricted securities provided the Fund complies with the illiquid securities policy described above. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 and may be either liquid or illiquid. The Adviser will determine the liquidity of restricted securities in accordance with guidelines established by HighMark Funds’ Board of Trustees. Restricted securities purchased by the Funds may include Rule 144A securities and commercial paper issued in reliance upon the “private placement” exemption from registration under Section 4(2) of the Securities Act of 1933 (whether or not such paper is a Rule 144A security).

39. Real Estate Investment Trusts. A Fund may invest in real estate investment trusts (“REITs”), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests (such as mortgages). The real estate properties in which REITs invest typically include properties such as office buildings, retail and industrial facilities, hotels, apartment buildings and healthcare facilities. The yields available from investments in REITs depend on the amount of income and capital appreciation generated by the related properties. Investments in REITs are subject to the risks associated with direct ownership in real estate, including economic downturns that have an adverse effect on real estate markets. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. Like regulated investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are also subject to interest rate risks. By investing in a REIT, a Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund. REITs are subject to the risk of default by borrowers, self-liquidation, and the possibility that the REIT may fail to qualify for the exemption from tax for distributed income under the Code.

40. Treasury Inflation Protected Securities. Treasury inflation protected securities (“TIPs”) are fixed income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation. TIPs are structured so that inflation accrues into the principal value of the bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. TIPs have varying maturities and pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate is fixed at issuance, but over the life of the security this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. The value of TIPs and other inflation linked securities is expected to change in response to changes in real interest rates. In addition, if interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure. The periodic adjustment of U.S. inflation linked securities is currently tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. There can no assurance that the CPI-U or any other inflation index will accurately measure the real rate of inflation in the prices of goods and services.

INVESTMENT RESTRICTIONS

Unless otherwise indicated, the following investment restrictions are fundamental and, as such, may be changed with respect to a particular Fund only by a vote of a majority of the outstanding Shares of that Fund (as defined below). Except with respect to a Fund’s restriction governing the borrowing of money, if a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of the restriction.

The California Tax-Free Money Market Fund

Under normal market conditions, at least 80% of the total assets of the California Tax-Free Money Market Fund will be invested in Municipal Securities, the interest on which, in the opinion of bond counsel, is both excluded from gross income for federal income tax purposes and California personal income tax purposes, and does not constitute a preference item for individuals for purposes of the federal alternative minimum tax.

Each of the Large Cap Growth Fund, the Balanced Fund, the Bond Fund, the Diversified Money Market Fund and the 100% U.S. Treasury Money Market Fund May Not:

1. Purchase securities on margin (except that, with respect to the Large Cap Growth Fund, the Balanced Fund and the Bond Fund only, such Funds may make margin payments in connection with transactions in options and financial and currency futures contracts), sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities” acquired in accordance with the investment objectives and policies of such Fund;

2. Purchase or sell commodities, commodity contracts (excluding, with respect to the Large Cap Growth Fund, the Balanced Fund, and the Bond Fund, options and financial and currency futures contracts), oil, gas or mineral exploration leases or development programs, or real estate (although investments by the Large Cap Growth Fund, the Balanced Fund, the Bond Fund, and the Diversified Money Market Fund in marketable securities of companies engaged in such activities and investments by the Large Cap Growth Fund, the Balanced Fund, and the Bond Fund in securities secured by real estate or interests therein, are not hereby precluded to the extent the investment is appropriate to such Fund’s investment objective and policies);

3. Invest in any issuer for purposes of exercising control or management;

4. Purchase or retain securities of any issuer if the officers or Trustees of HighMark Funds or the officers or directors of its investment adviser owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities; or

5. Borrow money or issue senior securities, except that a Fund may borrow from banks or enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with permissible borrowings and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund’s total assets at the time of its borrowing. A Fund will not invest in additional securities until all its borrowings (including reverse repurchase agreements) have been repaid. For purposes of this restriction, the deposit of securities and other collateral arrangements with respect to options and financial and currency futures contracts, and payments of initial and variation margin in connection therewith, are not considered a pledge of a Fund’s assets.

The Diversified Money Market Fund May Not:

1. Buy common stocks or voting securities, or state, municipal or private activity bonds;

2. Write or purchase put or call options;

3. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, if, immediately after the purchase, more than 5% of the value of the Fund’s total assets would be invested in such issuer (except that up to 25% of the value of the Fund’s total assets may be invested without regard to the 5% limitation). (As indicated below, the Fund has adopted a non-fundamental investment policy that is more restrictive than this fundamental investment limitation);

4. Purchase any securities that would cause more than 25% of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, domestic bank certificates of deposit or bankers’ acceptances, and repurchase agreements secured by bank instruments or obligations of the U.S. Government, its agencies, or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry); or

5. Make loans, except that the Fund may purchase or hold debt instruments, lend portfolio securities, and enter into repurchase agreements as permitted by its investment objective and policies.

The Diversified Money Market Fund has adopted, in accordance with Rule 2a-7, a non-fundamental policy providing that the 5% limit noted in limitation (3) above shall apply to 100% of the Fund’s assets. Notwithstanding this policy, the Fund may invest up to 25% of its assets in First Tier qualified securities of a single issuer for up to three business days.

The 100% U.S. Treasury Money Market Fund:

1. May not purchase securities other than short-term obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury;

2. May not buy common stocks or voting securities, or state, municipal or private activity bonds;

3. May not write or purchase put or call options;

4. May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time;

5. May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations, provided that there is no limitation with respect to domestic bank certificates of deposit or bankers’ acceptances, and repurchase agreements secured by such bank instruments; and

6. May not make loans, except that the Fund may purchase or hold debt instruments, lend portfolio securities, and enter into repurchase agreements as permitted by its investment objective and policies.

Each of the Balanced Fund, the Large Cap Growth Fund, the Value Momentum Fund and the Bond Fund May Not:

1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, if, immediately after the purchase, more than 5% of the value of such Fund’s total assets would be invested in the issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the issuer’s outstanding voting securities (except that up to 25% of the value of the Fund’s total assets may be invested without regard to these limitations);

2. Purchase any securities that would cause more than 25% of such Fund’s total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. or foreign governments or their agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry); or

3. Make loans, except that a Fund may purchase or hold debt instruments, lend portfolio securities, and enter into repurchase agreements in accordance with its investment objective and policies.

Each of the Balanced Fund, the Large Cap Value Fund, the Large Cap Growth Fund, the Bond Fund, the National Intermediate Tax-Free Bond Fund, the 100% U.S. Treasury Money Market Fund, the California Tax-Free Money Market Fund, the Diversified Money Market Fund and the U.S. Government Money Market Fund May Not:

1. Purchase securities of other investment companies, except as permitted by the 1940 Act.

The Value Momentum Fund:

1. May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

2. Will not concentrate investments in a particular industry or group of industries, or within any one state, as concentration is defined under the Investment Company Act of 1940, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time.

3. May issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

4. May lend or borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

5. May purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

6. May underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

7. May pledge, mortgage or hypothecate any of its assets to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

Each of the Core Equity Fund, the Small Cap Value Fund, the California Intermediate Tax-Free Bond Fund and the National Intermediate Tax-Free Bond Fund:

1. May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

2. May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

3. May issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

4. May lend or borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

5. May purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

6. May underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

Each of the Large Cap Value Fund, the Small Cap Advantage Fund, the California Tax-Free Money Market Fund, the U.S. Government Money Market Fund, the Short Term Bond Fund and the Asset Allocation Portfolios:

1. May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

2. May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations, provided that, with respect to the California Tax-Free Money Market Fund and the U.S. Government Money Market Fund, there is no limitation with respect to domestic bank certificates of deposit or bankers’ acceptances, and repurchase agreements secured by such bank instruments.

3. May issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

4. May lend or borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

5. May purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

6. May underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

Each of the Cognitive Value Fund, the Enhanced Growth Fund, the Equity Income Fund, the Fundamental Equity Fund, the Geneva Mid Cap Growth Fund, the Geneva Small Cap Growth Fund, the International Opportunities Fund, the NYSE Arca Tech 100 Index Fund, the Treasury Plus Money Market Fund and the Wisconsin Tax-Exempt Fund:

1. May issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

2. May lend or borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

3. May purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

4. May underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

Each of the Equity Income Fund, the Fundamental Equity Fund, the Geneva Mid Cap Growth Fund, the Geneva Small Cap Growth Fund, the NYSE Arca Tech 100 Index Fund and the Treasury Plus Money Market Fund:

May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or under regulatory guidance or interpretations of such Act, rules or regulations.

Each of the Cognitive Value Fund, the Enhanced Growth Fund, the Fundamental Equity Fund, the Geneva Mid Cap Growth Fund, the Geneva Small Cap Growth Fund, the International Opportunities Fund and the Treasury Plus Money Market Fund:

May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

The Equity Income Fund:

May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations, except that the Fund may concentrate investments in the financial services sector.

The NYSE Arca Tech 100 Index Fund:

May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations, except that the Fund may concentrate investments in the technology sector.

The Wisconsin Tax-Exempt Fund:

1. May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations, except that the Fund may concentrate investments in the housing, healthcare or utilities industries.

2. Under normal market conditions, at least 80% of the total assets of the Wisconsin Tax-Exempt Fund will be invested in Municipal Securities, the interest on which, in the opinion of bond counsel, is both excluded from gross income for federal income tax purposes and Wisconsin personal income tax purposes, and does not constitute a preference item for individuals for purposes of the federal alternative minimum tax.

The fundamental investment restrictions of many of the Funds have been adopted to avoid wherever possible the necessity of shareholder meetings unless otherwise required by the 1940 Act. This recognizes the need to react quickly to changes in the law or new investment opportunities in the securities markets and the cost and time involved in obtaining shareholder approvals for diversely held investment companies. However, the Funds also have adopted non-fundamental investment restrictions, set forth below, which in some instances may be more restrictive than their fundamental investment restrictions. Any changes in a Fund’s non-fundamental investment restrictions will be communicated to the Fund’s shareholders prior to effectiveness.

1940 Act Restrictions.

Under the 1940 Act, and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or its instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer or more than 10% of the issuer’s voting securities would be held by the fund. “Concentration” is generally interpreted under the 1940 Act to be investing more than 25% of net assets in an industry or group of industries. The 1940 Act limits the ability of investment companies to borrow and lend money and to underwrite securities. The 1940 Act currently prohibits an open-end fund from issuing senior securities, as defined in the 1940 Act, except under very limited circumstances. These limitations are not applicable with respect to the Asset Allocation Portfolios’ investments in other HighMark Funds or with respect to those Funds that may sweep cash into other investment companies. The SEC rules applicable to money market funds also govern and place certain quality restrictions on these investments. The 1940 Act also limits the amount that the Funds may invest in other investment companies prohibiting each Fund from: (i) owning more than 3% of the total outstanding voting stock of a single other investment company; (ii) investing more than 5% of its total assets in the securities of a single other investment company; and (iii) investing more than 10% of its total assets in securities of all other investment companies, except in certain specific instances set forth in the 1940 Act or the rules thereunder, or certain instances where the other investment companies have obtained an exemption from the applicable provisions of the 1940 Act (e.g. ETFs).

Additionally, the 1940 Act limits the Funds’ ability to borrow money, prohibiting the Funds from issuing senior securities, except a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

The Cognitive Value Fund, the Enhanced Growth Fund, the International Opportunities Fund and the Wisconsin Tax-Exempt Fund are non-diversified funds under the 1940 Act. This means the Cognitive Value Fund, the Enhanced Growth Fund, the International Opportunities Fund and the Wisconsin Tax-Exempt Fund can invest more than 25% of their assets in issuers in which the Funds hold individual positions that are greater than 5% of the Funds’ assets. Concentrated positions in the securities of a single issuer expose the Funds to a greater risk of loss from declines in the prices of these securities.

The Wisconsin Tax-Exempt Fund may not always be able to find a sufficient number of issues of securities that meet its investment objective and criteria. As a result, the Fund from time to time may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, some of which may be subject to the same economic trends and/or be located in the same geographic area. The Fund’s securities may therefore be more susceptible to a single economic, political or regulatory occurrence than the portfolio securities of diversified investment companies.

The Wisconsin Tax-Exempt Fund also intends to comply with the diversification requirements for regulated investment companies contained in the Code. These provisions of the Code presently require that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, the securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and an amount not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined in the Code).

For purposes of this diversification test, the identification of the issuer of a tax-exempt obligation depends on the terms and conditions of the security.

Industry Concentration.

At times, the Equity Income Fund will invest a significant portion of its assets in the financial services sector. Accordingly, the Fund is subject to the risks associated with the financial services sector and, to the extent this sector or a portion thereof is considered a group of related industries, is concentrated. Therefore, from time to time the Fund may concentrate (i.e., invest more than 25% of the Fund’s assets) its investments in a single industry or group of related industries that comprise the financial services sector. Issuers in such an industry or group of related industries may be subject to the same economic trends. Securities held by this Fund may, therefore, be more susceptible to any single economic, political, regulatory or industry-specific occurrence than the portfolio securities of many other investment companies.

The NYSE Arca Tech 100 Index Fund will invest substantially all of its assets in technology-based companies because such companies make up the NYSE Arca Tech 100 Index. Accordingly, the Fund is subject to the risks associated with the technology sector and, to the extent the sector or a portion thereof is considered a group of related industries, is concentrated. Moreover, because the composition of the index changes from time to time, there may be periods in which the companies in a particular industry constitute more than 25% of one of the index. Given its investment objective and principal strategies, the NYSE Arca Tech 100 Index Fund will not take any action to avoid such concentration. As a result, a relatively high percentage (i.e., more than 25%) of the Fund’s assets may be concentrated from time to time in stocks of issuers within a single industry or group of related industries. Such issuers may be subject to the same economic trends. Securities held by the Fund may, therefore, be more susceptible to any single economic, political, regulatory or industry-specific occurrence than the portfolio securities of many other investment companies.

The Wisconsin Tax-Exempt Fund may invest 25% or more of its total assets in revenue bonds (including private activity and industrial development bonds), provided it may not invest 25% or more of its total assets in revenue bonds payable only from revenues derived from facilities or projects within a single industry. However, the Fund may invest without limitation, in circumstances in which other appropriate available investments are in limited supply, in housing, health care and/or utility obligations. In such circumstances, economic, business, political and other changes affecting one bond might also affect other bonds in the same segment, thereby potentially increasing market or credit risk. Appropriate available investments may be in limited supply, from time to time in the opinion of the Adviser, due to, among other things, the Fund’s investment policy of investing primarily in obligations of Wisconsin (and municipalities, other political subdivisions and public authorities thereof) and of investing primarily in investment grade securities. The exclusion from gross income for purposes of federal income taxes and Wisconsin personal income taxes for certain housing, health care and utility bonds depends on compliance with relevant provisions of the Code and the Wisconsin Administrative Code. The failure to comply with these provisions could cause the interest on the bonds to become includable in gross income, possibly retroactively to the date of issuance, thereby reducing the value of the bonds, subjecting shareholders to unanticipated tax liabilities and possibly requiring the Fund to sell the bonds at the reduced value. Furthermore, failure to meet these ongoing requirements may preclude the holder from accelerating payment of the bond or requiring the issuer to redeem the bond. In any event, where the Federal Housing Administration (“FHA”) or another mortgage insurer insures a mortgage that secures housing bonds, the FHA or other issuer may be required to consent before insurance proceeds would become payable to redeem the bonds.

Housing Obligations. The Wisconsin Tax-Exempt Fund may invest, from time to time, 25% or more of its total assets in obligations of public bodies, including state and municipal housing authorities, issued to finance the purchase of single-family mortgage loans or the construction of multifamily housing projects. Housing authority obligations (which are not general obligations of Wisconsin) generally are supported to a large extent by federal housing subsidy programs. The failure of a housing authority to meet the qualifications required for coverage under the federal programs, or any legal or administrative determination that the coverage of such federal program is not available to a housing authority, could result in a decrease or elimination of subsidies available for payment of principal and interest on such housing authority’s obligations. Weaknesses in federal housing subsidy programs and their administration also could result in a decrease of those subsidies. Repayment of housing loans and home improvement loans in a timely manner depends upon factors affecting the housing market generally, and upon the underwriting and management ability of the individual agencies (i.e., the initial soundness of the loan and the effective use of available remedies should there be a default in loan payments). Economic developments, including fluctuations in interest rates, failure or inability to increase rentals and increasing construction and operating costs, also could adversely affect revenues of housing authorities. Furthermore, adverse economic conditions may result in an increasing rate of default of mortgagors on the underlying mortgage loans. In the case of some housing authorities, inability to obtain additional financing also could reduce revenues available to pay existing obligations. Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par at any time in whole or in part from the proceeds derived from pre-payments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

Health Care Obligations. The Wisconsin Tax-Exempt Fund may invest, from time to time, 25% or more of its total assets in obligations issued by public bodies, including state and municipal authorities, to finance hospitals and health care facilities or equipment. The ability of a health care entity or hospital to make payments in amounts sufficient to pay maturing principal and interest obligations depends upon, among other things, the revenues, costs and occupancy levels of the facility. Some factors that could affect revenues and expenses of hospitals and health care facilities include, among others, demand for health care services at the particular type of facility, increasing costs of medical technology, utilization practices of physicians, the ability of the facilities to provide the services required by patients, employee strikes and other adverse labor actions, economic developments in the service area, demographic changes, greater longevity and the higher medical expenses of treating the elderly, increased competition from other health care providers and rates that can be charged for the services provided.

Additionally, federal and state programs such as Medicare and Medicaid, as well as private insurers, typically provide a major portion of hospital revenues. The future solvency of the Medicare trust fund is periodically subject to question. Changes in the compensation and reimbursement formulas of these governmental programs or in the rates of insurers may reduce revenues available for the payment of principal of or interest on hospital revenue bonds. Governmental legislation or regulations and other factors, such as the inability to obtain sufficient malpractice insurance, may also adversely affect the revenues or costs of hospitals. Future actions by the federal government with respect to Medicare and by the federal and state governments with respect to Medicaid, reducing the total amount of funds available for either or both of these programs or changing the reimbursement regulations or their interpretation, could adversely affect the amount of reimbursement available to hospital facilities. A number of additional legislative proposals concerning health care are typically under review by the United States Congress at any given time. These proposals span a wide range of topics, including cost controls, national health insurance, incentives for competition in the provision of health care services, tax incentives and penalties related to health care insurance premiums and promotion of prepaid health care plans. The Fund cannot predict what legislative reforms may be made in the future in the health care area and what effect, if any, they may have on the health care industry generally or on the creditworthiness of health care issuers of securities held by the Fund.

Utility Obligations. The Wisconsin Tax-Exempt Fund may invest, from time to time, 25% or more of its total assets in obligations issued by public bodies, including state and municipal utility authorities, to finance the operation or expansion of utilities. Various future economic and other conditions may adversely affect utility entities, including inflation, increases in financing requirements, increases in raw materials, construction and other operating costs, changes in the demand for services and the effects of environmental and other governmental regulations.

The Following Investment Limitations of the Core Equity Fund, the Large Cap Value Fund, the Small Cap Value Fund, the Value Momentum Fund, the Short Term Bond Fund, the California Intermediate Tax-Free Bond Fund, the National Intermediate Tax-Free Bond Fund, the California Tax-Free Money Market Fund, the U.S. Government Money Market Fund and the Asset Allocation Portfolios Are Non-Fundamental Policies. Each Fund May Not:

1. Purchase or sell real estate, real estate limited partnership interests, and commodities or commodities contracts (except that the Fund may invest in futures contracts and options on futures contracts, as disclosed in the prospectuses). However, subject to its permitted investments, the Fund may invest in companies which invest in real estate, securities or loans secured by interests in real estate, commodities or commodities contracts.

2. Borrow money or issue senior securities, except that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions and the Fund may enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 33 1/3% of the value of its total assets at the time of such borrowing.

3. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

4. Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short), however, this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments and the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions.

The Following Investment Limitations of the Cognitive Value Fund, the Enhanced Growth Fund, the Equity Income Fund, the Fundamental Equity Fund, the Geneva Mid Cap Growth Fund, the Geneva Small Cap Growth Fund, the International Opportunities Fund, the NYSE Arca Tech 100 Index Fund, the Small Cap Advantage Fund, the Treasury Plus Money Market Fund and the Wisconsin Tax-Exempt Fund Are Non-Fundamental Policies. Each Fund May Not:

1. Purchase or sell real estate, real estate limited partnership interests, and commodities or commodities contracts (except that the Fund may invest in futures contracts and options on futures contracts, as disclosed in the prospectuses). However, subject to its permitted investments, the Fund may invest in companies which invest in real estate, securities of issuers which deal in real estate, securities or loans secured by interests in real estate, securities which represent interests in real estate, commodities or commodities contracts, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of a holder of debt obligations secured by real estate or interests therein.

2. Borrow money or issue senior securities, except that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions and the Fund may enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 33 1/3% of the value of its total assets at the time of such borrowing.

3. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

4. Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short), however, this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments and the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions.

The Following Non-Fundamental Investment Policies Will Not Be Changed Without 60 Days’ Advance Notice to Shareholders:

1. Under normal circumstances, HighMark Core Equity Fund will invest at least 80% of its assets in equity securities.

2. Under normal circumstances, HighMark Fundamental Equity Fund will invest at least 80% of its assets in equity securities.

3. Under normal circumstances, HighMark Equity Income Fund will invest at least 80% of its assets in equity securities.

4. Under normal circumstances, HighMark Geneva Mid Cap Growth Fund will invest at least 80% of its assets in medium capitalization companies.

5. Under normal circumstances, HighMark Geneva Small Cap Growth Fund will invest at least 80% of its assets in small capitalization companies.

6. Under normal circumstances, HighMark Large Cap Growth Fund will invest at least 80% of its assets in large capitalization companies.

7. Under normal circumstances, HighMark Large Cap Value Fund will invest at least 80% of its assets in large capitalization companies.

8. Under normal circumstances, HighMark NYSE Arca Tech 100 Index Fund will invest at least 80% of its assets in investments that have economic characteristics similar to equity securities contained in the underlying index.

9. Under normal circumstances, HighMark Small Cap Value Fund will invest at least 80% of its assets in small capitalization companies.

10. Under normal circumstances, HighMark Small Cap Advantage Fund will invest at least 80% of its assets in small capitalization companies.

11. Under normal circumstances, HighMark Bond Fund will invest at least 80% of its assets in bonds.

12. Under normal circumstances, HighMark Short Term Bond Fund will invest at least 80% of its assets in bonds.

13. Under normal circumstances, HighMark Treasury Plus Money Market Fund will invest at least 80% of its net assets in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements collateralized by such obligations.

14. Under normal circumstances, HighMark U.S. Government Money Market Fund will invest at least 80% of its net assets plus borrowings in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.

Any notice required to be delivered to shareholders of a Fund for the purpose of announcing an intended change in one of the non-fundamental policies identified in 1 through 14 immediately above will be provided in plain English in a separate written document. Each such notice will contain, in bold-face type and placed prominently in the document, the following statement: “Important Notice Regarding Change in Investment Policy.” This statement, if delivered separately from other communications to shareholders, will also appear on the envelope in which such notice is delivered.

Additional Non-Fundamental Policies. The Diversified Money Market Fund, the U.S. Government Money Market Fund and the 100% U.S. Treasury Money Market Fund have each adopted, in accordance with Rule 2a-7, a non-fundamental policy providing that the Fund may not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after the purchase, more than 5% of the value of such Fund’s total assets would be invested in the issuer. Notwithstanding this policy, each Fund may invest up to 25% of its assets in First Tier qualified securities of a single issuer for up to three business days.

Voting Information. As used in this Statement of Additional Information, a “vote of a majority of the outstanding Shares” of HighMark Funds or a particular Fund or a particular class of Shares of HighMark Funds or a Fund means the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares of HighMark Funds or such Fund or such class, or (b) 67% or more of the Shares of HighMark Funds or such Fund or such class present at a meeting at which the holders of more than 50% of the outstanding Shares of HighMark Funds or such Fund or such class are represented in person or by proxy.

PORTFOLIO TURNOVER

A Fund’s turnover rate is calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. Thus, for regulatory purposes, the portfolio turnover rate with respect to each of the Money Market Funds was zero percent for each of the last two fiscal years, and is expected to remain zero percent.

For HighMark Funds’ fiscal years ended July 31, 2009 and July 31, 2008, each Fund’s (other than the Money Market Funds) portfolio turnover rate was as follows:

Fund*	2009		2008
Balanced Fund	48%		28%
Cognitive Value Fund	141%		109%
Core Equity Fund	42%		56%
Enhanced Growth Fund	24%		21%
Equity Income Fund	32	%(1)	83	%(2)
Fundamental Equity Fund	62%		—
Geneva Mid Cap Growth Fund	24	%(1)	22	%(2)
Geneva Small Cap Growth Fund	7%		—
International Opportunities Fund	134%		86%
Large Cap Growth Fund	60%		43%
Large Cap Value Fund	66%		65%
NYSE Arca Tech 100 Index Fund	10	%(1)	19	%(2)
Small Cap Advantage Fund	61%		87%
Small Cap Value Fund	37%		25%
Value Momentum Fund	20%		17%
Bond Fund	41%		28%
Short Term Bond Fund	54%		43%
California Intermediate Tax-Free Bond Fund	12%		14%
National Intermediate Tax-Free Bond Fund	35%		19%
Wisconsin Tax-Exempt Fund	9	%(1)	9	%(2)
Income Plus Allocation Fund(3)	75%		61%
Growth & Income Allocation Fund(3)	66%		27%
Capital Growth Allocation Fund(3)	48%		25%
Diversified Equity Allocation Fund(3)	59%		68%

*	The Fundamental Equity Fund commenced operations on August 1, 2008, each of the Equity Income Fund, the Geneva Mid Cap Growth Fund, the NYSE Arca Tech 100 Index Fund and the Wisconsin Tax-Exempt Fund commenced operations on June 8, 2009, and the Geneva Small Cap Growth Fund commenced operations on June 12, 2009, each after the end of HighMark Funds’ fiscal year ended July 31, 2008.
(1)	For the nine month period ended July 31, 2009. On June 8, 2009, HighMark Funds acquired the assets and assumed the identified liabilities of North Track Equity Income Fund, North Track Geneva Growth Fund, North Track NYSE Arca Tech 100 Index Fund and North Track Wisconsin Tax-Exempt Fund. The fiscal year end of the North Track Funds, the predecessor funds to the Equity Income Fund, the Geneva Mid Cap Growth Fund, the NYSE Arca Tech 100 Index Fund and the Wisconsin Tax-Exempt Fund was October 31. The fiscal year end of the successor HighMark Funds is July 31.
(2)	For the year ended October 31.
(3)	Portfolio turnover does not include the purchases and sales of the Diversified Money Market Fund.

The portfolio turnover rate may vary greatly from year to year, as well as within a particular year, and may also be affected by cash requirements for redemption of Shares.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Adviser has established a policy governing the disclosure of each Fund’s portfolio holdings which is designed to protect the confidentiality of a Fund’s non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. HighMark Funds’ Board of Trustees has reviewed this policy and will be asked to review it no less than annually, and recommend any changes that they deem appropriate. Exceptions to this policy may be authorized by the Adviser’s chief compliance officer or his or her designee (the “CCO”).

Neither the Adviser nor the Funds will receive any compensation or other consideration in connection with its disclosure of a Fund’s portfolio holdings.

Public Disclosure of Portfolio Holdings. In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, each Fund may make its portfolio holdings publicly available on HighMark Funds’ website in such scope and form and with such frequency as the Adviser may reasonably determine. Each Fund’s prospectus describes, to the extent applicable, the type of information that is disclosed on HighMark Funds’ website, as well as the frequency with which this information is disclosed and the lag between the date of the information and the date of its disclosure.

A Fund’s portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of portfolio holdings information in a publicly available, routine filing with the SEC that is required to include the information; (b) the day after the Fund would, in accordance with its prospectus, make such information available on HighMark Funds’ website; or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

Notwithstanding the foregoing, a Fund may disclose information relating to specific portfolio holdings from time to time on HighMark Funds’ website if such disclosure is approved in advance by the CCO, even though the Fund’s prospectus does not specifically describe such disclosure. A Fund will consider such information publicly disclosed after the information is available on HighMark Funds’ website or at such additional times and on such additional basis as determined by the SEC or its staff.

Disclosure of Non-Public Portfolio Holdings. A Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings information to third parties may be made only if the CCO determines that such disclosure is allowed under applicable law or regulation. In addition, the third party receiving the non-public portfolio holdings information may, at the discretion of the CCO, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to the Adviser and its affiliates.

The Funds periodically disclose portfolio information on a confidential basis to the Board of Trustees and to various service providers that require such information in order to assist the Funds with their day-to-day business affairs. In addition to the Adviser and its affiliates, these service providers include Aronson+Johnson+Ortiz, L.P. (sub-adviser to HighMark Large Cap Value Fund), Bailard, Inc. (sub-adviser to HighMark Cognitive Value Fund, HighMark Enhanced Growth Fund and HighMark International Opportunities Fund), Geneva Capital Management Ltd. (sub-adviser to HighMark Geneva Mid Cap Growth Fund and HighMark Geneva Small Cap Growth Fund), LSV Asset Management (sub-adviser to HighMark Small Cap Value Fund), Ziegler Capital Management, LLC (sub-adviser to HighMark Equity Income Fund, HighMark NYSE Arca Tech 100 Index Fund and HighMark Wisconsin Tax-Exempt Fund), the Funds’ custodian (Union Bank, N.A.), the Funds’ independent registered public accounting firm (Deloitte & Touche LLP), legal counsel, financial printer (RR Donnelley, Inc., Bowne/GCom2 Solutions, Inc. and Issuer Direct) and accounting agent and Sub-Administrator (PNC Global Investment Servicing (U.S.) Inc.), the Class B Shares financier (SG Constellation, LLC), the reconciling agent for a sub-adviser (SS&C Technologies, Inc.) and the Funds’ proxy voting services, currently RiskMetric Group ISS Governance Services and Glass Lewis & Co. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.

The Funds also periodically provide information about their portfolio holdings to rating and ranking organizations. Currently the Funds provide such information to Moody’s and S&P’s, in connection with those firms’ research on and classification of the Funds and in order to gather information about how the Funds’ attributes (such as volatility, turnover, and expenses) compare with those of peer funds. The Funds may also provide portfolio holdings information to consulting companies. Currently, the Funds provide such information to consulting companies including (but not limited to) the following: Callan Associates, Wilshire Associates, Mercer Investment Consulting and eVestment Alliance. These rating and ranking organizations and consulting companies are required to keep each Fund’s portfolio information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.

In all instances, the CCO will make a determination that a Fund has a legitimate business purpose for such advance disclosure, and that the recipient(s) are subject to an independent obligation not to disclose or trade on the non-public portfolio holdings information. There can be no assurance, however, that a Fund’s policies and procedures on portfolio holdings information will protect the Fund from the potential misuse of such information by individuals or entities that come into possession of the information.

General Considerations and Board Oversight. The CCO will only approve the disclosure of a Fund’s portfolio securities if the CCO determines that such disclosure is in the best interests of the Fund’s shareholders or that no potential conflict of interest exists or could arise from such disclosure. When assessing potential conflicts of interest, the CCO will consider, among other factors, potential conflicts between the interests of Fund shareholders, on the one hand, and those of the Adviser, the sub-advisers, principal underwriter, or any affiliated person of a Fund, the Adviser, its sub-adviser or its principal underwriter, on the other.

HighMark Funds’ Board of Trustees reviews the Funds’ policies and procedures relating to the disclosure of portfolio holdings on an annual basis. In addition, the CCO will report to the Audit Committee of the Board of Trustees on a quarterly basis any public or non-public disclosure of portfolio holdings that significantly deviates from a Fund’s usual scope, form and/or frequency of disclosure.

VALUATION

As disclosed in the Prospectuses, each Money Market Fund’s NAV per share for purposes of pricing purchase and redemption orders is determined by the administrator as of 11:00 a.m. Pacific Time (2:00 p.m. Eastern Time) on days on which both the New York Stock Exchange and the Federal Reserve wire system are open for business. As disclosed in the Prospectuses, the NAV per share of each Equity Fund, Fixed-Income Fund and Asset Allocation Portfolio for purposes of pricing purchase and redemption orders is determined by the Sub-Administrator as of the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern Time (1:00 p.m. Pacific Time), on days on which the New York Stock Exchange is open for business.

Valuation of the Money Market Funds

In accordance with Rule 2a-7 of the 1940 Act, the Money Market Funds within the Trust are valued daily using amortized cost. Under normal market conditions, the Money Market Funds are marked-to-market weekly using prices supplied by the Trust’s third-party pricing agents. As is common in the industry, the third-party pricing agent utilizes a pricing matrix to value many of the money market instruments. Rather than assign values to individual securities, the pricing matrix attempts to assign values to categories of securities that have similar characteristics. In assigning values, the matrix considers, among other things, security type, discount rate, coupon rate, maturity date and quality ratings. Securities whose market price varies by more than certain established percentages from the price calculated using amortized cost are validated with the pricing agent.

HighMark Funds’ Board of Trustees has undertaken to establish procedures reasonably designed, taking into account current market conditions and a Fund’s investment objective, to stabilize the NAV per Share of each Money Market Fund for purposes of sales and redemptions at $l.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the NAV per Share of each Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board of Trustees promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Fund’s $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, the Trustees will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the average portfolio maturity of a Fund, withholding or reducing dividends, reducing the number of a Fund’s outstanding Shares without monetary consideration, or utilizing a NAV per Share based on available market quotations.

Valuation of the Equity Funds and the Fixed-Income Funds

Equity securities listed on a securities exchange or an automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over-the-counter, are valued at the last quoted sale price on the principal exchange on which they are traded on the valuation date (or at approximately 4:00 PM Eastern Time if a security’s principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Debt and fixed income investments may be priced by the independent, third-party pricing agents approved by HighMark Funds’ Board of Trustees. These third-party pricing agents may employ various methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other techniques that generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from the primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to HighMark Funds’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost which approximates market value.

If an equity or fixed income security price cannot be obtained from an independent third party pricing agent as described above, the Sub-Administrator will contact the Administrator for up to two possible independent brokers to utilize as quote sources, if available. To ensure independence, the Sub-Administrator will contact these brokers directly in order to obtain quotations in writing for each day a price is needed. If the Sub-Administrator is able to obtain two quotes, the average of the two quotes will be utilized. If the Sub-Administrator is able to obtain only one quote by 3:00 PM the Sub-Administrator will utilize the single quote for that day.

The prices for foreign securities are reported in local currencies and converted to U.S. dollars using currency exchange rates. Pursuant to contracts with the Sub-Administrator, exchange rates are provided daily by recognized independent pricing agents. The exchange rates used by HighMark Funds for this conversion are captured as of the New York Stock Exchange close each day. In markets where foreign ownership of local shares is limited, foreign investors invest in local shares by holding “foreign registered shares.” If the limit of permitted foreign ownership is exceeded, foreign registered shares’ trading activity may be restricted resulting in a stale price. When there is no price on the valuation date for foreign registered shares or if the price obtained is determined to be stale, the foreign registered shares will be valued by reference to the price of the corresponding local shares.

Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable NAV, with the exception of exchange-traded open-end investment companies which are priced as equity securities as described above.

Financial futures are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

Equity and index options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Foreign currency forward contacts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

Rights and warrants are valued at the last quoted sales price. If there is no such reported sale on the valuation date, the rights will be valued at the security’s current price minus the rights’ strike price. If the security’s current price is lower than the rights’ strike price, the rights will be priced at zero value.

If the value for a security cannot be determined using the methodologies described above, the security’s value will be determined using the Fair Value Procedures established by the Board of Trustees. The Fair Value Procedures will be implemented by a Fair Value Committee (the “Committee”) designated by the Board of Trustees.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which HighMark Funds calculates NAV. The closing prices of such securities may no longer reflect their market value at the time HighMark Funds calculates NAV if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that HighMark Funds calculates NAV. A Significant Event may relate to a single issuer or to an entire market sector.

If the Adviser or a sub-adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which HighMark Funds calculates NAV, it shall immediately notify the Sub-Administrator and request that a Committee meeting be called.

HighMark Funds uses a third party fair valuation vendor (the “Vendor”) for equity securities that are traded primarily on non-U.S. exchanges. The Vendor provides a fair value for such securities based on certain factors and methods, which generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. The Vendor provides fair values if there is a movement in the U.S. market that exceeds a specific threshold (“trigger threshold”) that has been established by the Committee. The Committee also establishes a “confidence interval” – representing the correlation between the price of a specific foreign security and movements in the U.S. market – before the security will be fair valued based upon the trigger threshold being exceeded. If a trigger threshold is exceeded, HighMark Funds values its non-U.S. securities that exceed the applicable “confidence interval” using the fair values provided by the Vendor.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases and redemptions of shares of the Money Market Funds may be made on days on which both the New York Stock Exchange and the Federal Reserve wire systems are open for business. Purchases and redemptions of shares of the Equity Funds and Fixed-Income Funds may be made on days on which the New York Stock Exchange is open for business. Purchases will be made in full and fractional Shares of HighMark Funds calculated to three decimal places.

Although HighMark Funds’ policy is normally to pay redemptions in cash, HighMark Funds reserves the right to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a shareholder will at all times be entitled to aggregate cash redemptions from all Funds of HighMark Funds during any 90-day period of up to the lesser of $250,000 or 1% of HighMark Funds’ net assets.

HighMark Funds reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the applicable Fund’s securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. HighMark Funds also reserves the right to suspend sales of Shares of the Funds for any period and to reject a purchase order when the Distributor or the Adviser determines that it is not in the best interest of HighMark Funds and/or its shareholders to accept such order.

If a Fund holds portfolio securities listed on foreign exchanges that trade on Saturdays or other customary United States national business holidays, the portfolio securities will trade and the net assets of the Fund’s redeemable securities may be significantly affected on days when the investor has no access to the Fund.

Neither the transfer agent nor HighMark Funds will be responsible for any loss, liability, cost or expense for acting upon wire or telephone instructions that it reasonably believes to be genuine. HighMark Funds and the transfer agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include taping of telephone conversations.

Purchases Through Financial Institutions

Shares of the Funds may be purchased through financial institutions, including the Adviser, that provide distribution assistance or shareholder services. Shares purchased by persons (“Customers”) through financial institutions may be held of record by the financial institution. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the transfer agent for effectiveness the same day. Customers should contact their financial institution for information as to that institution’s procedures for transmitting purchase, exchange or redemption orders to HighMark Funds.

Customers who desire to transfer the registration of Shares beneficially owned by them but held of record by a financial institution should contact the institution to accomplish such change.

Depending upon the terms of a particular Customer account, a financial institution may charge Customer account fees. Information concerning these services and any charges will be provided to the Customer by the financial institution. Additionally, certain entities (including Participating Organizations and Union Bank, N.A. and its affiliates), may charge customers a fee with respect to exchanges made on the customer’s behalf. Information about these charges, if any, can be obtained by the entity effecting the exchange.

The Funds participate in fund “supermarket” arrangements. In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Funds through the sponsor of the fund supermarket. In connection with these supermarket arrangements, each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. In turn, the brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. As such, the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order. The customer order will be priced at the Fund’s NAV next computed after acceptance by an authorized broker or the broker’s authorized designee. In addition, a broker may charge transaction fees on the purchase and/or sale of Fund shares.

Redemption by Checkwriting

Checkwriting is available to shareholders of the Money Market Funds who have purchased Retail Shares directly from the Funds. HighMark Funds will provide shareholders of record, upon request and without charge, with checks drawn on the Fund in which they have an account. Shareholders will be required to sign signature cards and will be subject to any applicable rules and regulations of the clearing bank relating to check redemption privileges.

Checks drawn on the Money Market Funds may be made payable to the order of any payee in an amount of $500 or more. Shareholders should be aware that, as is the case with bank checks, certain banks may not provide cash at the time of deposit, but will wait until they have received payment from the clearing bank. When a check is presented to the clearing bank for payment, subject to the Fund’s acceptance of the check, the clearing bank, as agent, causes the Fund to redeem, at the NAV next determined after such presentation, a sufficient number of full and fractional shares in the shareholder’s account to cover the amount of the check. Checks will be returned by the clearing bank if there are insufficient shares to meet the withdrawal amount. Shareholders of record wishing to use this method of redemption should check the appropriate box on the Account Application, obtain a signature card by calling 1-800-433-6884, and mail the completed form and signature card to the transfer agent at P.O. Box 8416, Boston, Massachusetts 02266-8416. There is no charge for the clearance of any checks, although the clearing bank will impose its customary overdraft fee in connection with returning any checks as to which there are insufficient shares to meet the withdrawal amount. Shareholders may not use a check to close their account.

Sales Charges

Front-End Sales Charges. The commissions shown in the Prospectuses and below apply to sales through authorized dealers and brokers. Under certain circumstances, HCM may use its own funds to compensate financial institutions and intermediaries in amounts that are additional to the commissions shown in the Prospectuses. In addition, HCM may, from time to time and at its own expense, provide promotional incentives in the form of cash or other compensation to certain financial institutions and intermediaries whose registered representatives have sold or are expected to sell significant amounts of the Class A Shares of a Fund. Such other compensation may take the form of payments for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives to attend due diligence meetings to increase their knowledge of HighMark Funds. Under certain circumstances, commissions up to the amount of the entire sales charge may be reallowed to dealers or brokers, who might then be deemed to be “underwriters” under the Securities Act of 1933. Commission rates may vary among the Funds.

EQUITY FUNDS, GROWTH & INCOME ALLOCATION FUND,

CAPITAL GROWTH ALLOCATION FUND AND DIVERSIFIED EQUITY ALLOCATION FUND

CLASS A SHARES

Amount of Purchase	Sales Charge as Percentage of Offering Price	Sales Charge as Appropriate Percentage of Net Amount Invested	Commission as Percentage of Offering Price
0 - $49,999	5.50%	5.82%	4.95%
$50,000 - $99,999	4.50%	4.71%	4.05%
$100,000 - $249,999	3.75%	3.90%	3.38%
$250,000 - $499,999	2.50%	2.56%	2.25%
$500,000 - $999,999	2.00%	2.04%	1.80%
$1,000,000 and Over*	0.00%	0.00%	0.00%

*	A contingent deferred sales charge of 1.00% will be assessed against any proceeds of any redemption of such Class A Shares prior to one year from date of purchase.

FIXED-INCOME FUNDS

CLASS A SHARES

Amount of Purchase	Sales Charge As Percentage of Offering Price	Sales Charge as Appropriate Percentage of Net Amount Invested	Commission as Percentage of Offering Price
$0 - $99,999	2.25%	2.30%	2.03%
$100,000 - $249,999	1.75%	1.78%	1.58%
$250,000 - $499,999	1.25%	1.27%	1.13%
$500,000 - $999,999	1.00%	1.01%	0.90%
$1,000,000 and Over*	0.00%	0.00%	0.00%

*	A contingent deferred sales charge of 0.50% will be assessed against any proceeds of any redemption of such Class A Shares prior to one year from date of purchase.

INCOME PLUS ALLOCATION FUND

CLASS A SHARES

Amount of Purchase	Sales Charge As Percentage of Offering Price	Sales Charge as Appropriate Percentage of Net Amount Invested	Commission as Percentage of Offering Price
0 - $49,999	4.50%	4.71%	4.05%
$50,000 - $99,999	4.00%	4.17%	3.60%
$100,000 - $249,999	3.50%	3.63%	3.15%
$250,000 - $499,999	2.25%	2.30%	2.03%
$500,000 - $999,999	2.00%	2.04%	1.80%
$1,000,000 and Over*	0.00%	0.00%	0.00%

*	A contingent deferred sales charge of 0.50% will be assessed against any proceeds of any redemption of such Class A Shares prior to one year from date of purchase.

Contingent Deferred Sales Charges (“CDSC”). In determining whether a particular redemption is subject to a contingent deferred sales charge, calculations consider the number of Shares a shareholder is selling, not the value of the shareholder’s account. To keep the CDSC as low as possible, each time a shareholder asks to sell Shares, the Funds will first sell any Shares in the shareholder’s account that carry no CDSC. If there are not enough of these Shares to meet the shareholder’s request, the Funds will then sell those Shares that have the lowest CDSC next. This method should result in the lowest possible sales charge.

Sales Charge Reductions and Waivers

In calculating the sales charge rates applicable to current purchases of a Fund’s Class A Shares, a “single purchaser” is entitled to cumulate current purchases with the net purchase of previously purchased Class A Shares of series of HighMark Funds, including the Funds (the “Eligible Funds”), which are sold subject to a comparable sales charge.

The term “single purchaser” refers to (i) an individual, (ii) an individual and spouse purchasing Shares of a Fund for their own account or for trust or custodial accounts for their minor children, or (iii) a fiduciary purchasing for any one trust, estate or fiduciary account including employee benefit plans created under Sections 401, 403(b) or 457 of the Code, including related plans of the same employer. To be entitled to a reduced sales charge based upon Class A Shares already owned, the investor must ask HighMark Funds for such entitlement at the time of purchase and provide the account number(s) of the investor, the investor and spouse, and their minor children, and give the age of such children. A Fund may amend or terminate this right of accumulation at any time as to subsequent purchases.

Letter of Intent. By initially investing at least $1,000 and submitting a Letter of Intent (the “Letter”) to HighMark Funds, a “single purchaser” may purchase Class A Shares of a Fund and the other Eligible Funds during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. To receive credit for such prior purchases and later purchases benefiting from the Letter, the shareholder must notify HighMark Funds at the time the Letter is submitted that there are prior purchases that may apply, and, at the time of later purchases, notify HighMark Funds that such purchases are applicable under the Letter.

Rights of Accumulation. In calculating the sales charge rates applicable to current purchases of Class A Shares, a “single purchaser” is entitled to cumulate current purchases with the current market value of previously purchased Class A, Class B and Class C Shares of the Funds.

To exercise your right of accumulation based upon Shares you already own, you must ask HighMark Funds for this reduced sales charge at the time of your additional purchase and provide the account number(s) of the investor, as applicable, the investor and spouse, and their minor children. The Funds may amend or terminate this right of accumulation at any time as to subsequent purchases.

Reductions for Qualified Groups. Reductions in sales charges also apply to purchases by individual members of a “qualified group.” The reductions are based on the aggregate dollar amount of Class A Shares purchased by all members of the qualified group. For purposes of this paragraph, a qualified group consists of a “company,” as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring Shares of a Fund at a reduced sales charge, and the “related parties” of such company. For purposes of this paragraph, a “related party” of a company is (i) any individual or other company who directly or indirectly owns, controls or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls or has the power to vote five percent or more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner. Investors seeking to rely on their membership in a qualified group to purchase Shares at a reduced sales load must provide evidence satisfactory to the transfer agent of the existence of a bona fide qualified group and their membership therein.

All orders from a qualified group will have to be placed through a single source and identified at the time of purchase as originating from the same qualified group, although such orders may be placed into more than one discrete account that identifies HighMark Funds.

Reductions for Automatic Investment Plan (“AIP”) Participants. Any shareholders of the Balanced Fund, the Large Cap Growth Fund, the Large Cap Value Fund, the Small Cap Value Fund, the Value Momentum Fund, the Bond Fund and the California Intermediate Tax-Free Bond Fund that have established an AIP on or before November 30, 1999 may be eligible for a reduced sales charge with respect to the purchase of Retail Shares of such Funds through automatic deductions from their checking or savings account as described in the tables below:

BALANCED FUND, LARGE CAP GROWTH FUND, LARGE CAP VALUE FUND,

SMALL CAP VALUE FUND AND VALUE MOMENTUM FUND

Amount of Purchase	Sales Charge as Percentage of Offering Price	Sales Charge as Appropriate Percentage of Net Amount Invested	Commission as Percentage of Offering Price
$0 - $49,999	4.50%	4.71%	4.05%
$50,000 - $99,999	4.00%	4.17%	3.60%
$100,000 - $249,999	3.50%	3.63%	3.15%
$250,000 - $499,999	2.50%	2.56%	2.25%
$500,000 - $999,999	1.50%	1.52%	1.35%
$1,000,000 and Over*	0.00%	0.00%	0.00%

*	A contingent deferred sales charge of 1.00% will be assessed against any proceeds of any redemption of such Retail Shares prior to one year from date of purchase.

BOND FUND AND CALIFORNIA INTERMEDIATE TAX FREE BOND FUND

Amount of Purchase	Sales Charge as Percentage of Offering Price	Sales Charge as Appropriate Percentage of Net Amount Invested	Commission as Percentage of Offering Price
$0 - $24,999	3.00%	3.09%	2.70%
$25,000 - $49,999	2.50%	2.56%	2.25%
$50,000 - $99,999	2.00%	2.04%	1.80%
$100,000 - $249,999	1.50%	1.52%	1.35%
$250,000 - $999,999	1.00%	1.01%	0.90%
$1,000,000 and Over*	0.00%	0.00%	0.00%

*	A contingent deferred sales charge of 0.50% will be assessed against any proceeds of any redemption of such Retail Shares prior to one year from date of purchase.

CDSC Waivers. The contingent deferred sales charge is waived on redemption of Shares (i) following the death or disability (as defined in the Code) of a shareholder, or (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70 1/2. A shareholder, or his or her representative, must notify the Transfer Agent prior to the time of redemption if such circumstances exist and the shareholder is eligible for a waiver.

The contingent deferred sales charge is waived on redemption of Class C Shares, where such redemptions are in connection with withdrawals from a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code, Section 403(b) of the Code, or eligible government retirement plan including a 457 plan, even if more than one beneficiary or participant is involved.

Additional Federal Income Tax Information

General. The following discussion of U.S. federal income tax consequences of investment in a Fund is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this Statement of Additional Information. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in a Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of federal, state, local and non-U.S. tax laws.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their own tax advisers to determine the suitability of Shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Qualification as a Regulated Investment Company. Each Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and its net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If a Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible (i) to be treated as “qualified dividend income” in the case of shareholders taxed as individuals (see discussion below) and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Distributions. Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net realized capital gain. Investment company taxable income (which is retained by a Fund) will be subject to fund-level tax at regular corporate rates. A Fund may also retain for investment its net capital gain. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of Shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain for Capital Gain Dividend (defined below) purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury regulations permit a regulated investment company, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

If a Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for the year and 98% of its capital gain net income for the one-year period ending October 31 of such year (or later if the Fund is permitted to so elect and so elects) and any retained amount from the prior year, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts. For these purposes, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders by a Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Distributions of taxable income or capital gains are taxable to Fund shareholders in the same manner whether received in cash or in additional Fund Shares through automatic reinvestment. Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment in that Fund (and thus were likely included in the price the shareholder paid).

Dividends and distributions on a Fund’s Shares generally are subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of Shares purchased at a time when the Fund’s NAV reflects either gains that are unrealized, or income or gains that are realized but not yet distributed. Such realized income or gains may be required to be distributed even when a Fund’s NAV also reflects unrealized losses.

If a Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in its Fund Shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder’s tax basis in its Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those Shares.

For federal income tax purposes, distributions of any net investment income (other than qualified dividend income and exempt-interest dividends, as discussed below) are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gain are determined by how long the Fund owned the investments that generated the capital gain, rather than how long a shareholder has owned his or her Shares. Distributions of each Fund’s net capital gain (i.e., the excess of a Fund’s net long-term capital gain over net short-term capital loss) that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”), if any, are taxable as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Long-term capital gain rates applicable to individuals have been temporarily reduced – in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets – for taxable years beginning before January 1, 2011.

It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011. Distributions of net short-term capital gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income to the extent they exceed the Fund’s net long-term capital losses (if any).

For taxable years before January 1, 2011, distributions of investment income properly designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of an individual at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s Shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Additionally, dividends of an Asset Allocation Portfolio may not be eligible for treatment as qualified dividend income unless the holding period and other requirements for such treatment are met by both the Asset Allocation Portfolio and the underlying funds as well as the shareholder. The Fixed-Income Funds and Money Market Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s Shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund’s dividends (other than properly designated Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, “gross income” includes a Fund’s gain on dispositions of stock and securities only to the extent net short-term capital gain exceeds net long-term capital loss.

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, such distribution will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Dividends of net investment income received by corporate shareholders of a Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its Shares of a Fund or (2) by application of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Issuer Deductibility of Interest. A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. This may affect the cash flow of the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

Original Issue Discount, Payment-in-Kind Securities, Market Discount and Acquisition Discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the OID is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt obligation, even though payment of that amount is not received until a later time, usually when the debt obligation matures. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year. Interest paid on debt obligations owned by a Fund that are considered for tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation over the purchase price of such obligation (or in the case of an obligation issued with

OID, its “revised issue price”). Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, a Fund may elect to accrue market discount currently, in which case the discount accrues (as ordinary income) ratably in equal daily installments or, if the Fund so elects, at a constant (compound) interest rate. Either election will affect the character and timing of recognition of income by a Fund.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The OID or acquisition discount accrues ratably in equal daily installments or, if the Fund so elects, at a constant (compound) interest rate. If a Fund elects the constant interest rate method, the character and timing of recognition of income by the Fund will differ from what they would have been under the default pro rata method.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of a Fund or by liquidation of portfolio securities, if necessary. A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Higher-Risk Securities. A Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether and to what extent the Fund should recognize market discount on a debt obligation and, if so, the amount of market discount the Fund should recognize, when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Derivatives and Hedging Transactions. A Fund’s transactions in derivative instruments (e.g., options, futures contracts, forward contracts, swap agreements, straddles, and foreign currencies), as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. In addition, the tax treatment of certain derivative investments may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

Certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), any distribution of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient’s basis in the Shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Certain Investments in REITs. A Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

A Fund may invest directly or indirectly in residual interests in REMICs or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in the fall of 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a U.S. federal income tax return, to file such a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a Share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made.

Under current law, a Fund serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if Shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund). Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a charitable remainder trust, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in the fall of 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income” (which is described earlier). Rather, as described above, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a Share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs are urged to consult their tax advisers concerning the consequences of investing in a Fund.

Sale or Redemption of Fund Shares. Shareholders who sell, exchange or redeem Fund Shares will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Fund Shares and the amount received (although such a gain or loss is unlikely in a Money Market Fund). In general, any gain or loss realized upon a taxable disposition of Fund Shares will be treated as long-term capital gain or loss if the Shares have been held for more than 12 months, and as short-term capital gain or loss if the Shares have been held for 12 months or less. Any loss realized upon a taxable disposition of Fund Shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to those Fund Shares. For purposes of determining whether Fund Shares have been held for six months or less, the holding period is suspended for any periods during which a shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. In addition, all or a portion of any loss realized on a taxable disposition of Fund Shares will be disallowed to the extent that a Fund shareholder replaces the disposed of Fund Shares with other substantially identical Fund Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition, which could, for example, occur as a result of automatic dividend reinvestment. In such an event, the Fund shareholder’s basis in the replacement Fund Shares will be adjusted to reflect the disallowed loss.

Foreign Taxes, Foreign Currency-Denominated Securities and Related Hedging Transactions. Income received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Shareholders of all Funds except the HighMark International Opportunities Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes. However, if at the end of a Fund’s fiscal year more than 50% of the value of its total assets represents securities of foreign corporations, the Fund will be eligible to make an election permitted by the Code to treat any foreign taxes paid by the Fund on securities it has held for at least the minimum period specified in the Code as having been paid directly by the Fund’s shareholders in connection with the Fund’s dividends received by them. Under normal circumstances, more than 50% of the value of HighMark International Opportunities Fund’s total assets will consist of securities of foreign corporations and it will be eligible to make the election. If the election is made, shareholders generally will be required to include in U.S. taxable income their pro rata share of such taxes, and those shareholders who are U.S. citizens, U.S. corporations and, in some cases, U.S. residents will be entitled to deduct their share of such taxes. Alternatively, such shareholders who hold Fund Shares (without protection from risk of loss) on the ex-dividend date and for at least 15 other days during the 30-day period surrounding the ex-dividend date may be entitled to claim a foreign tax credit for their share of these taxes. If a Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. The Asset Allocation Portfolios will not be able to pass any such credit or deduction through to their shareholders. (See “Additional Tax Information Concerning the Asset Allocation Portfolios” below.) Shareholders should consult their tax advisers for further information with respect to the foregoing, including further information relating to foreign tax credits and deductions, which are subject to certain restrictions and limitations (including holding period requirements applied at both the Fund and shareholder level).

Foreign Currency Transactions. A Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. A Fund’s use of foreign currency transactions may accelerate or increase the amount of ordinary income recognized by shareholders or, alternatively, may constitute a return of capital.

Passive Foreign Investment Companies. Equity investment by a Fund in certain “passive foreign investment companies” (“PFICs”) could subject a Fund to a U.S. federal income tax or other charge on distributions received from such a company or on the proceeds from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders; however, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund may alternatively make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. Such elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections, therefore, may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

A PFIC is generally defined as any foreign corporation: (i) that has an passive income equal to 75% or more of gross income for the taxable year, or (ii) that has an average amount of assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income equal to at least 50% of total assets. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Back-up Withholding. A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. The back-up withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

Back-up withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations. Under Treasury regulations, if a shareholder recognizes a loss on disposition of Fund Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Special Considerations for Non-U.S. Shareholders. Distributions properly designated as Capital Gain Dividends and exempt-interest dividends (discussed below) generally will not be subject to withholding of federal income tax. However, exempt-interest dividends may be subject to backup withholding. In general, dividends other than Capital Gain Dividends and exempt-interest dividends, paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding. However, effective for taxable years of the Fund beginning before January 1, 2010, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly designated by the Fund (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests, as described below) of net short-term capital gains in excess of net long- term capital losses to the extent such distributions are properly designated by the Fund (“short-term capital gain dividends”). Absent legislation extending these exemptions for taxable years beginning on or after January 1, 2010, these special withholding exemptions for interest-related and short-term capital gain dividends will expire and these dividends generally will be subject to withholding as described above. It is currently unclear whether Congress will extend the exemptions for tax years beginning on or after January 1, 2010.

A beneficial holder of Shares who is a foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of Fund Shares or on Capital Gain Dividends or exempt-interest dividends unless (i) such gain or dividend is effectively connected with the conduct by the shareholder of a trade or business in the United States, (ii) in the case of an individual shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend (provided certain other conditions are met), or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend it received (as described below).

Special rules apply to distributions to foreign shareholders from a Fund that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of the exceptions to the definition thereof described below. Additionally, special rules apply to the redemption of Shares in a Fund that is a USRPHC or former USRPHC. Very generally, a USRPHC is a domestic corporation that holds U.S. real property interests (“USRPIs”) – USRPIs are defined as any interest in U.S. real property or any equity interest in a USRPHC or former USRPHC – the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. A Fund that holds (directly or indirectly) significant interests in REITs may be a USRPHC. The special rules discussed in the next paragraph will also apply to distributions from a Fund that would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs or regulated investment companies and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies.

In the case of a Fund that is a USRPHC or would be a USRPHC but for the exceptions from the definition of USRPI (described immediately above), any distributions by the Fund (including, in certain cases, distributions made by the Fund in redemption of its Shares) that are attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders. (However, absent legislation, after December 31, 2009, this “look-through” treatment for distributions by the Fund to foreign shareholders will apply only to such distributions that, in turn, are attributable to distributions received by the Fund from a lower-tier REIT and required to be treated as USRPI gain in the Fund’s hands.) If the foreign shareholder holds (or has held in the prior year) more than a 5% interest in the Fund, such distributions generally will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholders generally will be required to file a U.S. income tax return for the year in which the gain was recognized and the Fund will be required to withhold 35% of the amount of such distribution. In the case of all other foreign shareholders (i.e., those whose interest in the Fund did not exceed 5% at any time during the prior year), the USRPI distribution generally will be treated as ordinary income (regardless of any designation by the Fund that such distribution is a short-term capital gain dividend or a Capital Gain Dividend), and the Fund generally must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign shareholder. Foreign shareholders of the Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund Shares.

In addition, a Fund that is a USRPHC or former USRPHC must typically withhold 10% of the amount realized in a redemption by a greater-than-5% foreign shareholder, and that shareholder must typically file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the sale. On or before December 31, 2009, such withholding is generally not required with respect to amounts paid in redemption of Shares of a Fund if the Fund is a domestically controlled USRPHC or, in certain limited cases, if the Fund (whether or not domestically controlled) holds substantial investments in regulated investment companies that are domestically controlled USRPHCs. Absent legislation extending this exemption from withholding beyond December 31, 2009, it will expire at that time and any previously exempt Fund will be required to withhold with respect to amounts paid in redemption of its Shares as described above. It is currently unclear whether Congress will extend this exemption from withholding beyond December 31, 2009. Foreign shareholders should consult their tax advisers concerning the application of these rules to their investment in the Fund.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign person must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should consult their tax advisers in this regard.

If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

A beneficial holder of Shares who is a foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

General. The foregoing discussion and the one below regarding the California Tax-Free Money Market Fund, the California Intermediate Tax-Free Bond Fund, the National Intermediate Tax-Free Bond Fund and the Wisconsin Tax-Exempt Fund under “Federal Taxation,” and the Asset Allocation Portfolios under “Additional Tax Information Concerning the Asset Allocation Portfolios,” is for general information only. Accordingly, potential purchasers of a Fund’s Shares are urged to consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

Additional Tax Information Concerning the California Tax-Free Money Market Fund, the California Intermediate Tax-Free Bond Fund, the National Intermediate Tax-Free Bond Fund and the Wisconsin Tax-Exempt Fund

Federal Taxation. As indicated in their respective Prospectuses, the California Tax-Free Money Market Fund, the California Intermediate Tax-Free Bond Fund and the National Intermediate Tax-Free Bond Fund and the Wisconsin Tax-Exempt Fund are designed to provide individual shareholders with current tax-exempt interest income. None of these Funds is intended to constitute a balanced investment program or is designed for investors seeking capital appreciation. Nor are these Funds designed for investors seeking maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Funds may not be suitable for tax-exempt institutions, retirement plans qualified under Section 401 of the Code, H.R.10 plans, and individual retirement accounts because such institutions, plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Funds’ dividends being tax-exempt, and such dividends would ultimately be taxable to the plan and account beneficiaries when distributed to them.

The Funds intend to pay dividends that pass through to shareholders the tax-exempt character of exempt interest earned by a Fund (“exempt-interest dividends”) for U.S. federal income tax purposes. A Fund is eligible to pay exempt-interest dividends only for taxable years in which, at the end of each quarter, at least 50% of the value of its total assets consists of securities generating interest that is exempt from federal tax under section 103(a) of the Code. The Funds intend to satisfy this requirement. Fund distributions designated as exempt-interest dividends are not generally taxable to Fund shareholders for U.S. federal income tax purposes, but they may be subject to state and local taxes. In addition, an investment in a Fund may result in liability for the federal alternative minimum tax, both for individual and corporate shareholders. For example, if a Fund invests in “private activity bonds,” certain shareholders may become subject to alternative minimum tax on the part of the Fund’s distributions derived from interest on such bonds.

If a shareholder receives an exempt-interest dividend with respect to any Share and such Share is held by the shareholder for six months or less, any loss on the sale or exchange of such Share will be disallowed to the extent of the amount of such exempt-interest dividend. A shareholder who receives Social Security or railroad retirement benefits should consult his or her tax adviser to determine what effect, if any, an investment in the Fund may have on the federal taxation of such benefits. If you receive social security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, an investment in the Funds may have on the federal taxation of your benefits.

If a Fund intends to be qualified to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets. The policy of each of the California Tax-Free Money Market Fund, the California Intermediate Tax-Free Bond Fund, the National Intermediate Tax-Free Bond Fund and the Wisconsin Tax-Exempt Fund is to pay each year as dividends substantially all of such Fund’s Municipal Securities interest income net of certain deductions.

Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry Shares of a Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is generally equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund’s total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of Shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of Shares.

In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are “substantial users” of the facilities financed by such obligations or bonds or who are “related persons” of such substantial users. A “substantial user” includes any non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

A Fund which is qualified to pay exempt-interest dividends will inform investors within 60 days following the end of the Fund’s fiscal year of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund’s income that was tax-exempt during the period covered by the distribution. Thus, a shareholder who holds Shares for only part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.

If a tax exempt Fund makes a distribution in excess of its net investment income and net realized capital gains, if any, in any taxable year, the excess distribution will be treated as ordinary dividend income (not eligible for tax-exempt treatment) to the extent of the Fund’s current and accumulated “earnings and profits” (including earnings and profits arising from tax-exempt income, and also specifically including the amount of any non-deductible expenses arising in connection with such tax-exempt income).

Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are generally taxable to shareholders as ordinary income. Any distributions of long-term capital gains will in general be taxable to shareholders as long-term capital gains regardless of the length of time Fund Shares are held by the shareholder. (See “Distributions” above)

If a Fund purchases tax-exempt securities at a discount, some or all of this discount may be included in the Fund’s ordinary income and will be taxable when distributed. See discussion of OID and market discount at “Original Issue Discount, Payment-in-Kind Securities, Market Discount and Acquisition Discount,” above.

Depending upon the extent of their activities in states and localities in which their offices are maintained, in which their agents or independent contractors are located or in which they are otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities. Shareholders are advised to consult their tax advisers about state and local tax matters. For a summary of certain California tax considerations affecting the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund, see “California Taxation” below.

As indicated in their Prospectuses, the California Tax-Free Money Market Fund, the California Intermediate Tax-Free Bond Fund and the National Intermediate Tax-Free Bond Fund may acquire rights regarding specified portfolio securities under puts. See “Investment Objectives And Policies – Additional Information on Portfolio Instruments – Puts” in this Statement of Additional Information. The policy of each Fund is to limit its acquisition of puts to those under which the Fund will be treated for federal income tax purposes as the owner of the Municipal Securities acquired subject to the put and the interest on such Municipal Securities will be tax-exempt to the Fund. There is currently no guidance available from the IRS that definitively establishes the tax consequences that may result from the acquisition of many of the types of puts that the California Tax-Free Money Market Fund or the California Intermediate Tax-Free Bond Fund could acquire under the 1940 Act. Therefore, although they will only acquire a put after concluding that it will have the tax consequences described above, the IRS could reach a different conclusion from that of the relevant Fund.

Additional Federal Income Tax Information Concerning the Asset Allocation Portfolios

Because the Asset Allocation Portfolios invest all or a portion of their assets in shares of underlying funds, their distributable income and gains will normally consist, at least in part, of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, an Asset Allocation Portfolio will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains realized by another underlying fund in which it invests) until it disposes of shares of the underlying fund or those losses reduce distributions required to be made by the underlying fund. Moreover, even when an Asset Allocation Portfolio does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, an Asset Allocation Portfolio will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund).

In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to an Asset Allocation Portfolio’s sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by the Asset Allocation Portfolio at a loss and the Asset Allocation Portfolio acquires additional shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the Asset Allocation Portfolio’s hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time. In addition to the wash-sale rules, certain related-party transaction rules may cause any losses generated by an Asset Allocation Portfolio on the sale of an underlying fund’s shares to be deferred (or, in some cases, permanently disallowed) if the Asset Allocation Portfolio and the underlying fund are part of the same “controlled group” (as defined in Section 267(f) of the Code) at the time the loss is recognized. For instance, for these purposes, the Asset Allocation Portfolio and an underlying fund will be part of the same controlled group if the Asset Allocation Portfolio owns more than 50% of the total outstanding voting securities of the underlying fund.

As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that an Asset Allocation Portfolio will be required to distribute to shareholders may be greater than such amounts would have been had the Asset Allocation Portfolio invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from an Asset Allocation Portfolio (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Asset Allocation Portfolio invested directly in the securities held by the underlying funds. The use of a fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders.

Redemption of underlying fund shares. Depending on an Asset Allocation Portfolio’s percentage ownership in an underlying fund both before and after a redemption of shares of the underlying fund, the Asset Allocation Portfolio’s redemption of shares of such underlying fund may cause the Asset Allocation Portfolio to be treated as receiving a dividend on the full amount of the distribution instead of receiving a capital gain or loss on the shares of the underlying fund. This would be the case where the Asset Allocation Portfolio holds a significant interest in an underlying fund and redeems only a small portion of such interest. Such a distribution may be treated as qualified dividend income and thus eligible to be taxed at the rates applicable to long-term capital gain (see discussion of qualified dividend income under “Distributions,” above). However, dividends of an Asset Allocation Portfolio may not be eligible for treatment as qualified dividend income unless the holding period and other requirements for such treatment are met by both the Asset Allocation Portfolio and the underlying funds, as well as by the shareholder. If qualified dividend income treatment is not available, the distribution may be taxed at ordinary income rates. This could cause shareholders of the Asset Allocation Portfolio to recognize higher amounts of ordinary income than if the shareholders had held the shares of the underlying funds directly.

If an Asset Allocation Portfolio receives dividends from an underlying fund, and the underlying fund designates such dividends as eligible for the dividends-received deduction or as qualified dividend income, then the fund is permitted, in turn, to designate a portion of its distributions as eligible for the dividends-received deduction or qualified dividend income, respectively, provided the Asset Allocation Portfolio meets the holding period and other requirements with respect to shares of the underlying fund. See “Distributions,” above.

Although each Asset Allocation Portfolio may itself be entitled to a deduction for foreign taxes paid by an underlying fund in which such Asset Allocation Portfolio invests, it will not be able to pass any such credit or deduction through to its own shareholders.

The fact that an Asset Allocation Portfolio achieves its investment objectives by investing in underlying funds generally will not adversely affect the Asset Allocation Portfolio’s ability to pass on to foreign shareholders the benefit of any properly designated interest-related dividends and short-term capital gain dividends that it receives from its investments in the underlying funds, except possibly to the extent that (1) interest-related dividends received by the Asset Allocation Portfolio are offset by deductions allocable to the Asset Allocation Portfolio’s qualified interest income or (2) short-term capital gain dividends received by the Asset Allocation Portfolio are offset by the Asset Allocation Portfolio’s net short- or long-term capital losses, in which case the amount of a distribution from the Asset Allocation Portfolio to a foreign shareholder that is properly designated as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds.

The foregoing is only a general description of the federal tax consequences of a fund-of-funds structure. Accordingly, prospective purchasers of Shares of an Asset Allocation Portfolio are urged to consult their tax advisers with specific reference to their own tax situation, including the potential application of state, local and foreign taxes.

California Taxation. Under existing California law, if the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund continue to qualify for the special federal income tax treatment afforded regulated investment companies and if at the end of each quarter of each such Fund’s taxable year at least 50% of the value of that Fund’s assets consists of obligations that, if held by an individual, would pay interest exempt from California taxation (“California Exempt-Interest Securities”), shareholders of that Fund will be able to exclude from income, for California personal income tax purposes, “California exempt-interest dividends” received from that Fund during that taxable year. A “California exempt-interest dividend” is any dividend or portion thereof of the California Tax-Free Money Market Fund or the California Intermediate Tax-Free Bond Fund not exceeding the amount of interest received by the fund during its taxable year that would be tax-exempt interest if such obligations were held by an individual less the amount that would be considered non-deductible expenses related to such interest and so designated by written notice to shareholders within 60 days after the close of that taxable year. California has an alternative minimum tax similar to the federal alternative minimum tax. However, the California alternative minimum tax does not include interest from private activity municipal obligations as an item of tax preference.

Distributions, other than of “California exempt-interest dividends,” by the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund to California residents will be subject to California personal income taxation. Gains realized by California residents from a redemption or sale of Shares of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund will also be subject to California personal income taxation. In general, California nonresidents will not be subject to California personal income taxation on distributions by, or on gains from the redemption or sale of, Shares of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund

unless (1) those Shares have acquired a California “business situs” or a nonresident buys or sells such Shares with California brokers with such regularity as to constitute doing business in California and (2) no exception applies. (Such California nonresidents may, however, be subject to other state or local income taxes on such distributions or gains, depending on their residence). Short-term capital losses realized by shareholders from a redemption of Shares of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund within six months from the date of their purchase will not be allowed for California personal income tax purposes to the extent of any tax-exempt dividends received with respect to such Shares during such period. No deduction will be allowed for California personal income tax purposes for interest on indebtedness incurred or continued in order to purchase or carry Shares of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund for any taxable year of a shareholder during which the Fund distributes “California exempt-interest dividends.”

A statement setting forth the amount of “California exempt-interest dividends” distributed during each calendar year will be sent to shareholders annually.

The foregoing is only a summary of some of the important California personal income tax considerations generally affecting the shareholders of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund. This summary does not describe the California tax treatment of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund. In addition, no attempt has been made to present a detailed explanation of the California personal income tax treatment of the Fund’s shareholders.

Accordingly, this discussion is not intended as a substitute for careful planning. Further, “California exempt-interest dividends” are excludable from income for California personal income tax purposes only. Any dividends paid to shareholders subject to California corporate franchise tax will be taxed as ordinary dividends to such shareholders, notwithstanding that all or a portion of such dividends is exempt from California personal income tax. Accordingly, potential investors in the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their tax advisers with respect to the application of such taxes to the receipt of Fund dividends and as to their own California tax situation, in general.

Wisconsin Taxation. Under existing Wisconsin law, if the Wisconsin Tax-Exempt Fund continues to qualify for the special federal income tax treatment afforded regulated investment companies and if at the end of each quarter of the Fund’s taxable year at least 50% of the value of the Fund’s assets consists of obligations that, if held by an individual, would pay interest exempt from Wisconsin taxation (“Wisconsin Exempt-Interest Securities”), shareholders of the Fund will be able to exclude from income, for Wisconsin personal income tax purposes, “Wisconsin exempt-interest dividends” received from the Fund during that taxable year. A “Wisconsin exempt-interest dividend” is any dividend or portion thereof of the Wisconsin Tax-Exempt Fund not exceeding the amount of interest received by the fund that would be tax-exempt interest if such obligations were held by an individual less the amount that would be considered non-deductible expenses related to such interest and so designated by written notice to shareholders within 60 days after the close of that taxable year. Wisconsin has an alternative minimum tax similar to the federal alternative minimum tax. However, the Wisconsin alternative minimum tax does not include interest from private activity municipal obligations as an item of tax preference.

Distributions, other than of “Wisconsin exempt-interest dividends,” by the Wisconsin Tax-Exempt Fund to Wisconsin residents will be subject to Wisconsin personal income taxation. Gains realized by Wisconsin residents from a redemption or sale of Shares of the Wisconsin Tax-Exempt Fund will also be subject to Wisconsin personal income taxation. In general, Wisconsin nonresidents will not be subject to Wisconsin personal income taxation on distributions by, or on gains from the redemption or sale of, Shares of the Wisconsin Tax-Exempt Fund unless those Shares have acquired a Wisconsin “business situs.” (Such Wisconsin nonresidents may, however, be subject to other state or local income taxes on such distributions or gains, depending on their residence). Short-term capital losses realized by shareholders from a redemption of Shares of the Wisconsin Tax-Exempt Fund within six months from the date of their purchase will not be allowed for Wisconsin personal income tax purposes to the extent of any tax-exempt dividends received with respect to such Shares during such period. No deduction will be allowed for Wisconsin personal income tax purposes for interest on indebtedness incurred or continued in order to purchase or carry Shares of the Wisconsin Tax-Exempt Fund for any taxable year of a shareholder during which the Fund distributes “Wisconsin exempt-interest dividends.”

A statement setting forth the amount of “Wisconsin exempt-interest dividends” distributed during each calendar year will be sent to shareholders annually.

The foregoing is only a summary of some of the important Wisconsin personal income tax considerations generally affecting the shareholders of the Wisconsin Tax-Exempt Fund. This summary does not describe the Wisconsin tax treatment of the Wisconsin Tax-Exempt Fund. In addition, no attempt has been made to present a detailed explanation of the Wisconsin personal income tax treatment of the Fund’s shareholders.

Accordingly, this discussion is not intended as a substitute for careful planning. Further, “Wisconsin exempt-interest dividends” are excludable from income for Wisconsin personal income tax purposes only. Any dividends paid to shareholders subject to Wisconsin corporate franchise tax will be taxed as ordinary dividends to such shareholders, notwithstanding that all or a portion of such dividends is exempt from Wisconsin personal income tax. Accordingly, potential investors in the Wisconsin Tax-Exempt Fund including, in particular, corporate investors which may be subject to either Wisconsin franchise tax or Wisconsin corporate income tax, should consult their tax advisers with respect to the application of such taxes to the receipt of Fund dividends and as to their own Wisconsin tax situation, in general.

MANAGEMENT OF HIGHMARK FUNDS

Trustees and Officers

Information pertaining to the trustees and officers of HighMark Funds is set forth below. The members of the Board of Trustees are elected by HighMark Funds’ shareholders and have overall responsibility for the management of the Funds. The Trustees, in turn, elect the officers of HighMark Funds to supervise actively its day-to-day operations. Trustees who are not deemed to be “interested persons” of HighMark Funds as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of HighMark Funds are referred to as “Interested Board Members.” Currently, HighMark Funds has six Independent Trustees and one Interested Board Member. The Board of Trustees met seven times during the last fiscal year.

Standing Committees. There are two standing committees of the Board of Trustees, an Audit Committee and a Governance Committee. The functions of the Audit Committee are: (a) to oversee HighMark Funds’ accounting and financial reporting policies and practices; (b) to oversee the quality and objectivity of HighMark Funds’ financial statements and the independent registered public accounting firm therefor; and (c) to act as a liaison between HighMark Funds’ independent registered public accounting firm and the full Board of Trustees. The members of the Audit Committee are David Goldfarb (Chair), Thomas Braje, Evelyn Dilsaver and David Benkert (Ex Officio). The Audit Committee met four times during the last fiscal year. The functions of the Governance Committee are: (a) to identify candidates to fill vacancies on the Board of Trustees; and (b) to review and make recommendations to the Board of Trustees regarding certain matters relating to the operation of the Board of Trustees and its committees, including Board size, composition and chairmanship; policies regarding Trustee independence, ownership of Fund shares, compensation and retirement; and the structure, responsibilities, membership and chairmanship of Board committees. The members of the Governance Committee are Robert Whitler (Chair), Michael Noel, Earle Malm and David Benkert (Ex Officio). The Governance Committee met four times during the last fiscal year. The Governance Committee does not currently have procedures in place for the consideration of nominees recommended by shareholders.

The following table sets forth certain information concerning each Board member and executive officer of HighMark Funds.

Name, Address,[1] and Age	Position(s) Held with HighMark Funds	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in HighMark Funds Complex Overseen by Board Member[3]	Other Directorships Held by Board Member[4]
INDEPENDENT TRUSTEES

DAVID BENKERT Age: 52	Trustee, Chairman	Since 03/04	From April 1, 1992 to present, Director, Navigant Consulting, Inc. (Financial Consulting – Disputes and Investigations).	29	None

THOMAS L. BRAJE Age: 66	Trustee, Vice Chairman	Since 06/87	Prior to retirement in October 1996, Vice President and Chief Financial Officer of Bio Rad Laboratories, Inc.	29	None

Name, Address,[1] and Age	Position(s) Held with HighMark Funds	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in HighMark Funds Complex Overseen by Board Member[3]	Other Directorships Held by Board Member[4]
EVELYN DILSAVER Age: 54	Trustee	Since 01/08	Formerly Executive Vice President for The Charles Schwab Corporation, and President and Chief Executive Officer of Charles Schwab Investment Management. Prior to July 2004, Senior Vice President, Asset Management Products and Services. Prior to July 2003, Executive Vice President - Chief Financial Officer and Chief Administrative Officer for U.S. Trust Company, a subsidiary of The Charles Schwab Corporation.	29	Longs Drug Corporation (LDG); Aeropostale, Inc. (ARO); Tamalpais Bancorp (TAMB)

DAVID A. GOLDFARB Age: 67	Trustee, Audit Committee Chairman	Since 06/87	Partner, Goldfarb & Simens, Certified Public Accountants.	29	None

MICHAEL L. NOEL Age: 68	Trustee	Since 12/98	President, Noel Consulting Company since 1998. Member, Saber Partners (financial advisory firm) since 2002. Member, Board of Directors, Avista Corp. (utility company), since January 2004. Member, Board of Directors, SCAN Health Plan, since 1997. From April 1997 to December 1998, Member of HighMark Funds Advisory Board.	29	Avista Corp. (AVA)

ROBERT M. WHITLER Age: 71	Trustee, Governance Committee Chairman	Since 12/98	From April 1997 to December 1998, Member of HighMark Funds Advisory Board. Prior to retirement in 1996, Executive Vice President and Chief Trust Officer of Union Bank, N.A. (formerly, Union Bank of California, N.A.).	29	None

Name, Address,[1] and Age	Position(s) Held with HighMark Funds	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in HighMark Funds Complex Overseen by Board Member[3]	Other Directorships Held by Board Member[4]
INTERESTED BOARD MEMBERS AND OFFICERS

EARLE A. MALM II* 350 California Street San Francisco, CA 94104 Age: 60	Trustee; President	Since 12/05 (President) Since 01/08 (Trustee)	President, Chief Executive Officer and Director of the Adviser since October 2002. Chairman of the Board of the Adviser since February 2005.	29	N/A

COLLEEN CUMMINGS 4400 Computer Drive Westborough, MA 01581 Age: 38	Controller and Chief Financial Officer	Since 12/07	Vice President and Director, Client Services Administration, PNC Global Investment Servicing (U.S.) Inc. since 2004. Senior Manager, Fund Administration, PNC Global Investment Servicing (U.S.) Inc. from 1998 to 2004.	N/A	N/A

PAMELA O’DONNELL 350 California Street San Francisco, CA 94104 Age: 45	Vice President and Treasurer	Since 12/05 (Treasurer) Since 03/09 (Vice President)	Vice President and Director of Mutual Fund Administration of the Adviser since 2005. Vice President of Operations and Client Service of the Adviser from 2003 to 2005. Vice President of Finance and Administration of MiFund, Inc. from March 2000 to May 2002.	N/A	N/A

CATHERINE M. VACCA 350 California Street San Francisco, CA 94104 Age: 52	Chief Compliance Officer	Since 09/04	Senior Vice President and Chief Compliance Officer of the Adviser since July 2004. From December 2002 to July 2004, Vice President and Chief Compliance Officer, Wells Fargo Funds Management, LLC. From November 2000 to February 2002, Vice President and Head of Fund Administration, Charles Schwab & Co., Inc.	N/A	N/A

Name, Address,[1] and Age	Position(s) Held with HighMark Funds	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in HighMark Funds Complex Overseen by Board Member[3]	Other Directorships Held by Board Member[4]
R. GREGORY KNOPF 445 S. Figueroa Street Suite #306 Los Angeles, CA 90071 Age: 59	Vice President and Assistant Secretary	Since 09/04	Managing Director of the Adviser since 1998.	N/A	N/A

CAROL GOULD 99 High Street, 27th Floor Boston, MA 02110 Age: 48	Vice President and Assistant Secretary	Since 09/08	Assistant Vice President and Manager of PNC Global Investment Servicing (U.S.) Inc. since November 2004. Self-employed consultant from September 2002 to November 2004.	N/A	N/A

[1]	Each Trustee may be contacted by writing to the Trustee c/o HighMark Funds, 350 California Street, Suite 1600, San Francisco, CA 94104.
[2]

Each Trustee shall hold office during the lifetime of HighMark Funds until the election and qualification of his or her successor, or until he or she sooner dies, resigns, retires or is removed in accordance with HighMark Funds’ Declaration of Trust.

[3]	The “HighMark Funds Complex” consists of all registered investment companies for which HighMark Capital Management, Inc. serves as investment adviser.
[4]	Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
*	Earle Malm is an “interested person” under the 1940 Act by virtue of his position with HighMark Capital Management, Inc.

The following table discloses the dollar range of equity securities beneficially owned by each Trustee (i) in each Fund and (ii) on an aggregate basis in any registered investment companies overseen by the Trustee within the same family of investment companies as HighMark Funds as of December 31, 2008.

Name of Trustee		Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
David Benkert

HighMark Large Cap Growth Fund

HighMark Large Cap Value Fund

HighMark Small Cap Value Fund

HighMark Value Momentum Fund

HighMark Capital Growth Allocation Fund

HighMark California Intermediate Tax-Free Bond Fund

		$0 - $10,000 $0 - $10,000 $0 - $10,000 $0 - $10,000 $0 - $10,000 $0 - $10,000	$10,001 - $50,000

Thomas L. Braje	HighMark Small Cap Value Fund HighMark California Intermediate Tax-Free Bond Fund	>$100,000 >$100,000	>$100,000

Evelyn Dilsaver	—		None

David A. Goldfarb

HighMark Balanced Fund

HighMark Core Equity Fund

HighMark International Opportunities Fund

HighMark Large Cap Growth Fund

HighMark Large Cap Value Fund

HighMark Small Cap Value Fund

HighMark Value Momentum Fund

HighMark Capital Growth Allocation Fund

HighMark Diversified Money Market Fund

		$10,0001 - $50,000 $10,0001 - $50,000 $50,001 - $100,000 $10,0001 - $50,000 >$100,000 $10,0001 - $50,000 $10,0001 - $50,000 $10,0001 - $50,000 $10,0001 - $50,000	>$100,000[1]

Earle A. Malm II	HighMark Value Momentum Fund HighMark Diversified Money Market Fund HighMark California Tax Free Money Market Fund HighMark Geneva Small Cap Growth Fund	>$100,000 $10,0001 - $50,000 >$100,000 >$100,000	>$100,000

Michael L. Noel	HighMark Diversified Money Market Fund	>$100,000	>$100,000[1]

Robert M. Whitler

HighMark Growth & Income Allocation Fund

HighMark Capital Growth Allocation Fund

HighMark Diversified Money Market Fund

HighMark Large Cap Growth Fund

HighMark Value Momentum Fund

HighMark Capital Growth Allocation Fund

		$10,0001 - $50,000 $10,0001 - $50,000 >$100,000 $10,0001 - $50,000 $10,0001 - $50,000 $10,0001 - $50,000	>$100,000[1]

[1]    Separate from the amounts disclosed in the table, pursuant to the deferred payment arrangements described below, as of December 31, 2008, the market value of fees deferred by Mr. Goldfarb invested in HighMark Bond Fund, HighMark International Opportunities Fund and HighMark Growth & Income Allocation Fund totaled approximately $66,000; the market value of fees deferred by Mr. Noel invested in HighMark Bond Fund, HighMark Capital Growth Allocation Fund, HighMark Growth and Income Allocation Fund and HighMark Value Momentum Fund totaled approximately $80,000 and the market value of fees deferred by Mr. Whitler invested in HighMark Capital Growth Allocation Fund, HighMark Growth & Income Allocation Fund, HighMark Large Cap Growth Fund and HighMark Value Momentum Fund totaled approximately $119,000.

As of December 31, 2008, none of the Independent Trustees or their immediate family members beneficially owned any securities in any investment adviser or principal underwriter of HighMark Funds, or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of HighMark Funds. Mr. Goldfarb has an unsecured line of credit with Union Bank, N.A. (“UB”) the parent company of the Funds’ investment adviser, HCM, with a limit of $100,000 and an interest rate of 1% over the prime rate. As of December 31, 2008, the amount outstanding was approximately $5,000. The largest amount outstanding at any time during the two most recently completed calendar years was approximately $70,000. Goldfarb & Simens, an accounting firm of which Mr. Goldfarb is a partner, has an unsecured line of credit with UB with a limit of $600,000 and an interest rate of 1% over the prime rate. The line of credit was obtained in 1987 and the largest amount outstanding at any time was $575,000. As of December 31, 2008, the amount outstanding was approximately $425,000. Mr. Whitler is paid an annual stipend from a deferred compensation plan that he elected to participate in while an employee of UB prior to his retirement in 1996. As of December 31, 2008, the amount outstanding in the deferred compensation account was approximately $164,000. Mr. Whitler received payments from the deferred compensation account totaling approximately $73,790, $74,088 and $72,859 for the years ended December 31, 2008, 2007 and 2006, respectively. Mr. Whitler expects to receive annual payments from the account of approximately $61,380 for 2009, $59,000 for 2010 and $46,000 for 2011.

The Trustees of HighMark Funds receive quarterly retainer fees and fees and expenses for each meeting of the Board of Trustees attended. No employee, officer or stockholder of HCM, PNC Global Investment Servicing (U.S.) Inc. (“PNC”) and/or HighMark Funds Distributors, Inc. (“HMFD”) other than the Trust’s Chief Compliance Officer, receives any compensation directly from HighMark Funds for serving as a Trustee and/or officer. HCM, PNC and HMFD receive administration, sub-administration, shareholder servicing and/or distribution fees directly or indirectly from each of the Funds. See “Administrator and Sub-Administrator” and “Distributor” below.

The following table lists the officers of HighMark Funds who hold positions with affiliated persons or the principal underwriter of HighMark Funds:

Name	Position Held with Affiliated Person or Principal Underwriter
Earle A. Malm II	HighMark Capital Management, Member of the Board of Directors, Chairman of the Board, President and Chief Executive Officer
Pamela O’Donnell	HighMark Capital Management, Vice President and Director of Mutual Funds Administration
Catherine Vacca	HighMark Capital Management, Senior Vice President, Chief Compliance Officer and Assistant Secretary
Colleen Cummings	PNC Global Investment Servicing (U.S.) Inc., Vice President and Director, Client Service Administration
R. Gregory Knopf	HighMark Capital Management, Senior Vice President and Managing Director
Carol Gould	PNC Global Investment Servicing (U.S.) Inc., Assistant Vice President and Manager

During the fiscal year ended July 31, 2009, aggregate fees paid (or deferred in lieu of current payment) to the Independent Trustees for their services as Trustees totaled $394,050. Earle Malm, as an Interested Board Member, is not paid compensation by HighMark Funds. The following table sets forth information concerning amounts paid and retirement benefits accrued during the fiscal year ended July 31, 2009:

Name and Position	Aggregate Compensation from HighMark Funds[1]		Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustee or Officer
David Benkert, Trustee	$72,550		None	None	$72,550
Thomas L. Braje, Trustee	$63,500		None	None	$63,500
Evelyn Dilsaver, Trustee	$63,500		None	None	$63,500
David A. Goldfarb, Trustee	$68,000		None	None	$68,000
Michael L. Noel, Trustee	$61,500		None	None	$61,500
Robert M. Whitler, Trustee	$65,000		None	None	$65,000
Catherine Vacca, Chief Compliance Officer	$231,062	[2]	None	None	$231,062	[2]

[1]	David A. Goldfarb, Michael L. Noel and Robert M. Whitler deferred receipt of $24,000, $25,000 and $37,950, respectively, of such compensation pursuant to the fee deferral arrangements described below.
[2]	Reflects only the portion of Ms. Vacca’s compensation and benefits reimbursed by HighMark Funds to HighMark Capital Management, Inc.

HighMark Funds provides no pension or retirement benefits to the Trustees but has adopted a deferred payment arrangement under which each Trustee who is to receive fees from HighMark Funds may elect not to receive such fees on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have if they had been invested in one or more of the Funds on the normal payment date for such fees. For a summary of the Funds chosen by the Trustees electing to defer payment, please see the first footnote to the table above describing the dollar range of equity securities in the Funds owned by each Trustee.

Codes of Ethics

HighMark Funds, HCM, Aronson+Johnson+Ortiz, L.P., Bailard, Inc., Geneva Capital Management Ltd., LSV Asset Management, Zeigler Capital Management, LLC and HMFD have each adopted a code of ethics (“Codes of Ethics”) pursuant to Rule 17j-1 of the 1940 Act, and these Codes of Ethics permit personnel covered by the Codes of Ethics to invest in securities, including securities that may be purchased or held by each Fund, subject to certain restrictions.

Investment Adviser

Investment advisory and management services are provided to each of the Funds by HCM, pursuant to an investment advisory agreement between the Adviser and HighMark Funds dated September 1, 1998 (the “Investment Advisory Agreement”). The Adviser is a subsidiary of UB, a subsidiary of UnionBanCal Corporation. UnionBanCal Corporation is wholly-owned by the Bank of Tokyo-Mitsubishi UFJ Ltd. (BTMU). BTMU is in turn a wholly-owned subsidiary of Mitsubishi UFJ Financial Group, Inc. The Adviser is a California corporation registered under the Investment Advisers Act of 1940. UB serves as custodian for each of the Funds. See “Transfer Agent, Custodian and Fund Accounting Services” below. HCM also serves as administrator to each of the Funds. See “Administrator and Sub-Administrator” below.

Unless sooner terminated, the Investment Advisory Agreement will continue in effect as to each particular Fund from year to year if such continuance is approved at least annually by HighMark Funds’ Board of Trustees or by vote of a majority of the outstanding Shares of such Fund (as defined above under “INVESTMENT RESTRICTIONS – Voting Information”), and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to a particular Fund at any time on 60 days’ written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Adviser. The Investment Advisory Agreement terminates automatically in the event of any assignment thereof, as defined in the 1940 Act.

Depending on the size of the Fund, fees payable under the Investment Advisory Agreement may be higher than the advisory fee paid by most mutual funds, although the Board of Trustees believes it will be comparable to advisory fees paid by many funds having similar objectives and policies. The Adviser may from time to time agree to voluntarily reduce its advisory fee. While there can be no assurance that the Adviser will choose to make such an agreement, any voluntary reductions in the Adviser’s advisory fee will lower the Fund’s expenses, and thus increase the Fund’s yield and total return, during the period such voluntary reductions are in effect.

The Investment Advisory Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by HighMark Funds in connection with the Adviser’s services under the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

For the services provided and expenses assumed by the Adviser pursuant to the Investment Advisory Agreement, the Adviser is entitled to receive fees from each Fund as described in that Fund’s Prospectuses.

For the fiscal years ended July 31, 2009, July 31, 2008 and July 31, 2007, the Adviser received the following investment advisory fees:

	Fiscal Year Ended
	July 31, 2009			July 31, 2008			July 31, 2007
Fund*	Net Fees Paid	Additional Amount Waived		Net Fees Paid	Additional Amount Waived		Net Fees Paid	Additional Amount Waived
Balanced Fund	$27,456	$109,688		$173,799	$55,689		$261,833	$19,587
Cognitive Value Fund	495,066	42,250		748,983	—		809,422	—
Core Equity Fund	316,606	91,880		669,687	56,864		812,191	6,095
Enhanced Growth Fund	584,140	42,426		1,023,270	—		990,894	1,037
Equity Income Fund	—	37,885	**	—	—		—	—
Fundamental Equity Fund	—	53,789	**	—	—		—	—
Geneva Mid Cap Growth Fund	181,111	—		—	—		—	—
Geneva Small Cap Growth Fund	—	27,306	**	—	—		—	—
International Opportunities Fund	1,927,106	53,516		3,587,397	—		2,671,651	9,953
Large Cap Growth Fund	408,490	69,663		741,513	24,209		796,899	6,987
Large Cap Value Fund	920,781	86,098		1,828,313	170,498		2,008,661	175,661
NYSE Arca Tech 100 Index Fund	84,001	10,647		—	—		—	—
Small Cap Advantage Fund	110,605	85,390		198,946	63,662		87,555	8,631
Small Cap Value Fund	645,383	173,892		1,736,329	42,921		2,947,579	10,190
Value Momentum Fund	1,501,492	36,905		2,594,868	—		3,010,255	8,499
Bond Fund	1,589,287	102,377		1,897,023	69,255		1,914,438	97,373
Short Term Bond Fund	114,367	87,042		173,445	45,012		180,617	9,443
California Intermediate Tax-Free Bond Fund	275,708	391,385		262,466	336,932		295,607	350,651
National Intermediate Tax-Free Bond Fund	55,294	332,464		—	364,984	**	3,999	370,869
Wisconsin Tax-Exempt Fund	96,499	14,461		—	—		—	—
100% U.S. Treasury Money Market Fund	941,713	1,379,249		2,567,478	40,767		2,101,223	145,469
California Tax-Free Money Market Fund	3,106,980	651,294		2,097,561	425,258		1,282,638	433,981
Diversified Money Market Fund	10,131,660	—		10,095,926	—		8,083,383	577,065
Treasury Plus Money Market Fund	—	372,479	**	—	—		—	—
U.S. Government Money Market Fund	2,284,176	692,821		2,224,642	102,964		1,569,198	161,636
Income Plus Allocation Fund	—	75,551	**	—	42,737	**	6,903	9,126
Growth & Income Allocation Fund	—	113,313	**	15,746	106,123		34,322	86,340
Capital Growth Allocation Fund	—	104,610	**	28,192	107,235		48,422	86,032
Diversified Equity Allocation Fund	—	73,387	**	—	62,751	**	46,265	51,986

*	The Diversified Equity Allocation Fund commenced operations on November 15, 2006 and the Small Cap Advantage Fund commenced operations on March 1, 2007, each after the end of HighMark Funds’ fiscal year ended July 31, 2006. The Fundamental Equity Fund commenced operations on August 1, 2008, the Treasury Plus Money Market Fund commenced operations on August 14, 2008, each of the Equity Income Fund, the Geneva Mid Cap Growth Fund, the NYSE Arca Tech 100 Index Fund and the Wisconsin Tax-Exempt Fund commenced operations on June 8, 2009 and the Geneva Small Cap Growth Fund commenced operations on June 12, 2009, each after the end of HighMark Funds’ fiscal year ended July 31, 2008.
**	Amount includes expenses reimbursed by the Adviser pursuant to a contractual agreement.

Sub-Advisers

Large Cap Growth Fund. For HighMark Funds’ fiscal year ended July 31, 2007, Waddell & Reed Investment Management Company (“WRIMCO”) provided investment advisory services to the Large Cap Growth Fund from August 1, 2006 through December 28, 2006, under a sub-advisory agreement effective October 1, 2001, and the Adviser paid WRIMCO under WRIMCO’s sub-advisory agreement fees of $281,484.

Large Cap Value Fund. Pursuant to a sub-advisory agreement effective March 31, 2003 between the Adviser and Aronson+Johnson+Ortiz, L.P. (“AJO”), AJO provides investment advisory services to the Large Cap Value Fund. Under its sub-advisory agreement, AJO is entitled to an annual fee, paid monthly, of 0.30% of the average daily net assets of the Fund. Such fee is paid by the Adviser, and AJO receives no fees directly from the Large Cap Value Fund. For HighMark Funds’ fiscal years ended July 31, 2009, July 31, 2008 and July 31, 2007, the Adviser paid AJO under AJO’s sub-advisory agreement $502,813, $914,178 and $978,114, respectively.

Small Cap Value Fund. Pursuant to a sub-advisory agreement effective October 1, 2001, between the Adviser and LSV Asset Management (“LSV”), LSV provides investment advisory services to the Small Cap Value Fund. Under its sub-advisory agreement, LSV is entitled to an annual fee, paid monthly, based on the average daily net assets of the Fund allocated to LSV as follows:

Fund Assets	Rate as a Percentage of Average Net Assets
Up to $50 million	0.65%
Over $50 million and not greater than $100 million	0.55%
Over $100 million	0.50%

Such fee is paid by the Adviser, and LSV receives no fees directly from the Small Cap Value Fund. For HighMark Funds’ fiscal years ended July 31, 2009, July 31, 2008 and July 31, 2007, the Adviser paid LSV under LSV’s sub-advisory agreement $406,387, $980,198 and $1,578,899, respectively.

SEI Funds, Inc., a minority general partner of LSV, is an affiliate of HighMark Funds’ former sub-administrator, SEI Investments Global Funds Services, and former distributor, SEI Investments Distribution Co. No Trustee of HighMark Funds has owned any securities, or has had any material interest in, or a material interest in a material transaction with, LSV or its affiliates since the beginning of the Fund’s most recent fiscal year. No officer or Trustee of HighMark Funds is an officer, employee, director, general partner or shareholder of LSV.

Cognitive Value Fund, Enhanced Growth Fund and International Opportunities Fund. Pursuant to sub-advisory agreements, effective as of April 3, 2006, between the Adviser and Bailard, Inc. (“Bailard”), Bailard provides investment advisory services to the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund. Under these sub-advisory agreements, Bailard is entitled to receive an amount equal to 50% of the total gross investment advisory fee for each of the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund. Under the sub-advisory agreement relating to HighMark Cognitive Value Fund, Bailard is entitled to an annual fee, paid monthly, based on the average daily net assets of the Fund as follows:

Fund Assets	Rate as a Percentage of Average Net Assets
Up to $500 million	0.375%
Over $500	0.350%

Under the sub-advisory agreement relating to HighMark Enhanced Growth Fund, Bailard is entitled to an annual fee, paid monthly, based on the average daily net assets of the Fund as follows:

Fund Assets	Rate as a Percentage of Average Net Assets
Up to $500 million	0.375%
Over $500 million and not greater than $1 billion	0.350%
Over $1 billion	0.325%

Under the sub-advisory agreement relating to HighMark International Opportunities Fund, Bailard is entitled to an annual fee, paid monthly, based on the average daily net assets of the Fund as follows:

Fund Assets	Rate as a Percentage of Average Net Assets
Up to $250 million	0.475%
Over $250 million and not greater than $500 million	0.450%
Over $500 million and not greater than $1 billion	0.425%
Over $1 billion	0.400%

All such fees are paid by the Adviser, and Bailard receives no fees directly from the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund. For HighMark Funds’ fiscal years ended July 31, 2009, July 31, 2008 and July 31, 2007, the Adviser paid Bailard under Bailard’s sub-advisory agreement relating to the Cognitive Value Fund $268,310, $374,583 and $404,767, respectively. For HighMark Funds’ fiscal years ended July 31, 2009, July 31, 2008 and July 31, 2007, the Adviser paid Bailard under Bailard’s sub-advisory agreement relating to the Enhanced Growth Fund $312,862, $511,765 and $496,012, respectively. For HighMark Funds’ fiscal years ended July 31, 2009, July 31, 2008 and July 31, 2007, the Adviser paid Bailard under Bailard’s sub-advisory agreement relating to the International Opportunities Fund $988,953, $1,794,157 and $1,341,128, respectively.

Equity Income Fund, NYSE Arca Tech 100 Index Fund and Wisconsin Tax-Exempt Fund. Pursuant to three sub-advisory agreements effective as of June 8, 2009, between the Adviser and Ziegler Capital Management, LLC (“ZCM”), ZCM provides investment sub-advisory services to the Equity Income Fund, the NYSE Arca Tech 100 Fund and the Wisconsin Tax-Exempt Fund.

The sub-advisory agreement with ZCM relating to the Wisconsin Tax-Exempt Fund provides that ZCM shall be paid monthly a fee equal with respect to any particular month to 50% of the total of (i) the gross advisory fee payable to the Adviser by the Fund with respect to such month, minus (ii) the lesser of (1) the amount waived or reimbursed to the Fund by the Adviser with respect to such month pursuant to any contractual commitments of the Adviser in effect on the date the Fund commenced operations and (2) the amount waived or reimbursed to the Fund by the Adviser with respect to such month, minus (iii) all payments made by the Adviser to financial intermediaries (including broker-dealers) relating to the Fund with respect to such month.

The sub-advisory agreement with ZCM relating to the Equity Income Fund provides that ZCM shall be paid monthly a fee equal with respect to any particular month to 50% of the total of (i) the gross advisory fee payable to the Adviser by the Fund with respect to such month, minus (ii) all payments made by the Adviser to financial intermediaries (including broker-dealers) relating to the Fund with respect to such month.

The sub-advisory agreement with ZCM relating to the NYSE Arca Tech 100 Index Fund provides that ZCM shall be paid monthly a fee equal with respect to any particular month to 50% of the total of (i) the gross advisory fee payable to the Adviser by the Fund with respect to such month, minus (ii) all payments made by the Adviser to financial intermediaries (including broker-dealers) relating to the Fund with respect to such month, minus (iii) all amounts paid by the Fund and/or the Adviser with respect to such month pursuant to any license agreement relating to the Fund’s use of the NYSE Arca Tech 100 Index and/or any marks Archipelago Holdings, Inc. or any successor thereto owns or to which it has rights.

All such fees are paid by the Adviser, and ZCM receives no such fees directly from the Equity Income Fund, the NYSE Arca Tech 100 Index Fund and the Wisconsin Tax-Exempt Fund.

For HighMark Funds’ fiscal year ended July 31, 2009, the Adviser paid ZCM under ZCM’s sub-advisory agreement relating to the Equity Income Fund $6,592. For HighMark Funds’ fiscal year ended July 31, 2009, the Adviser paid ZCM under ZCM’s sub-advisory agreement relating to the NYSE Arca Tech 100 Index Fund $42,935. For HighMark Funds’ fiscal year ended July 31, 2009, the Advisor paid ZCM under ZCM’s sub-advisory agreement relating to the Wisconsin Tax-Exempt Fund $55,480.

Geneva Mid Cap Growth Fund and Geneva Small Cap Growth Fund. Pursuant to two sub-advisory agreements effective as of June 8, 2009, between the Adviser and Geneva Capital Management Ltd. (“Geneva Capital”), Geneva Capital provides investment sub-advisory services to the Geneva Mid Cap Growth Fund and the Geneva Small Cap Growth Fund.

The sub-advisory agreements with Geneva Capital relating to the Geneva Mid Cap Growth Fund and the Geneva Small Cap Growth Fund provide that Geneva Capital shall be paid monthly a fee equal, with respect to any particular month, to 50% of the total of (i) the gross advisory fee payable to the Adviser by the applicable Fund with respect to such month, minus (ii) all payments made by the Adviser to certain financial intermediaries (including broker-dealers) relating to such Fund with respect to such month up to an amount not to exceed 0.10% of the average daily net assets of such Fund with respect to such month.

All such fees are paid by the Adviser, and Geneva Capital receives no such fees directly from the Geneva Mid Cap Growth Fund and the Geneva Small Cap Growth Fund.

For HighMark Funds’ fiscal year ended July 31, 2009, the Adviser paid Geneva Capital under Geneva Capital’s sub-advisory agreement relating to the Geneva Mid Cap Growth Fund $90,545. For HighMark Funds’ fiscal year ended July 31, 2009, the Adviser paid Geneva Capital und Geneva Capital’s sub-advisory agreement relating to the Geneva Small Cap Growth Fund $1,994.

Portfolio Managers

Other Accounts Managed by the Portfolio Managers

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that each Fund’s portfolio managers managed as of July 31, 2009 as provided by the Adviser and the sub-advisers.

	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
Portfolio Manager	Number of accounts	Assets (in thousands)	Number of accounts	Assets (in thousands)	Number of accounts	Assets (in thousands)
Mikhail Alkhazov (1)	1	$192,033	0	$0	77	$134,053
Mikhail Alkhazov (2)	1	$17,083	0	$0	77	$134,053
Flavia Araujo (3)	2	$108,293	0	$0	10	$53,645
Flavia Araujo (4)	2	$26,232	0	$0	10	$53,645
Theodore R. Aronson (5)	17	$4,368,820	21	$2,827,530	103	$11,098,560
Robert Bigelow (6)	1	$94,118	0	$0	11	$31,815
Robert Bigelow (7)	1	$151,475	0	$0	11	$31,815
Anthony Craddock (8)	0	$0	0	$0	1	$140
Stefani Cranston (5)	17	$4,368,820	21	$2,827,530	103	$11,098,560
Amy S. Croen (9)	2	$121,622	0	$0	372	$884,300
Amy S. Croen (10)	2	$290,110	0	$0	372	$884,300
David Dillon (3)	2	$108,293	0	$0	8	$53,520
David Dillon (4)	2	$26,232	0	$0	8	$53,520
Richard Earnest (11)	0	$0	2	$108,560	22	$721,877
David J. Goerz III (12)	6	$178,887	0	$0	10	$47,047
David J. Goerz III (13)	6	$131,408	0	$0	10	$47,047
David J. Goerz III (14)	6	$185,496	0	$0	10	$47,047
David J. Goerz III (15)	6	$156,414	0	$0	10	$47,047
David J. Goerz III (16)	6	$157,181	0	$0	10	$47,047
David J. Goerz III (17)	6	$189,495	0	$0	10	$47,047
David J. Goerz III (18)	6	$172,918	0	$0	10	$47,047
Peter M. Hill (8)	0	$0	0	$0	3	$774
Paula Horn (19)	0	$0	0	$0	42	$498,411
Derek Izuel (13)	1	$22,382	0	$0	6	$15,252
Derek Izuel (18)	1	$63,892	0	$0	6	$15,252
Robert Kang (3)	2	$108,293	0	$0	4	$53,378
Robert Kang (4)	2	$26,232	0	$0	4	$53,378
Josef Lakonishok (20)	25	$5,138,221	33	$8,892,148	444	$32,960,829
Eric P. Leve (8)	0	$0	0	$0	11	$155,643
Todd Lowenstein (11)	0	$0	2	$108,560	21	$721,378
Gregory Lugosi (21)	2	$69,809	3	$921,622	32	$740,390
Gregory Lugosi (22)	2	$339,645	3	$921,622	32	$740,390
Puneet Mansharamani (20)	25	$5,138,221	33	$8,892,148	444	$32,960,829
E. Jack Montgomery (12)	2	$397,901	3	$921,622	30	$741,375
E. Jack Montgomery (21)	2	$69,809	3	$921,622	30	$741,375
E. Jack Montgomery (22)	2	$339,645	3	$921,622	30	$741,375
Gina Marie N. Moore (5)	17	$4,368,820	21	$2,827,530	103	$11,098,560
Raymond Mow (6)	2	$1,080,574	0	$0	8	$574
Raymond Mow (7)	2	$1,137,931	0	$0	8	$574
Thomas J. Mudge (23)	0	$0	0	$0	21	$2,800
Donald Nesbitt (1)	1	$192,033	0	$0	77	$134,053
Donald Nesbitt (2)	1	$17,083	0	$0	77	$134,053
Martha E Ortiz (5)	17	$4,368,820	21	$2,827,530	103	$11,098,560
Michelle J. Picard (9)	2	$121,622	0	$0	369	$877,700
Michelle J. Picard (10)	2	$290,110	0	$0	369	$877,700
William A. Priebe (9)	2	$121,622	0	$0	360	$879,800
William A. Priebe (10)	2	$290,110	0	$0	360	$879,800
William Scott Priebe (9)	2	$121,622	0	$0	362	$877,000
William Scott Priebe (10)	2	$290,110	0	$0	362	$877,000
George Rokas (3)	2	$108,293	0	$0	7	$53,555
George Rokas (4)	2	$26,232	0	$0	7	$53,555
Richard Scargill (19)	0	$0	0	$0	42	$498,411
Michael Sanders (19)	0	$0	0	$0	296	$850,482
George Y. Sokoloff (23)	0	$0	1	$52,231	2	$256,856
Keith Stribling (11)	0	$0	2	$108,560	16	$716,553
Sonya Thadhani (24)	0	$0	0	$0	4	$541,305
Menno Vermeulen (20)	25	$5,138,221	33	$8,892,148	444	$32,960,829
Kenneth Wemer (12)	2	$104,847	0	$0	12	$54,604
Kenneth Wemer (3)	2	$108,293	0	$0	12	$54,604
Kenneth Wemer (4)	2	$26,232	0	$0	12	$54,604
R. Brian Wenzinger (5)	17	$4,368,820	21	$2,827,530	103	$11,098,560
Eric Zenner (19)	0	$0	0	$0	42	$498,411

(1)	“Other SEC-registered open-end and closed-end funds” represents funds other than HighMark Equity Income Fund.

(2)	“Other SEC-registered open-end and closed-end funds” represents funds other than HighMark NYSE Arca Tech Fund.
(3)	“Other SEC-registered open-end and closed-end funds” represents funds other than HighMark Fundamental Equity Fund.
(4)	“Other SEC-registered open-end and closed-end funds” represents funds other than HighMark Large Cap Growth Fund.
(5)	“Other SEC-registered open-end and closed-end funds” represents funds other than HighMark Large Cap Value Fund.
(6)	“Other SEC-registered open-end and closed-end funds” represents funds other than HighMark California Intermediate Tax-Free Bond Fund.
(7)	“Other SEC-registered open-end and closed-end funds” represents funds other than HighMark National Intermediate Tax-Free Bond Fund.
(8)	“Other SEC-registered open-end and closed-end funds” represents funds other than HighMark International Opportunities Fund.
(9)	“Other SEC-registered open-end and closed-end funds” represents funds other than HighMark Geneva Mid Cap Growth Fund.
(10)	“Other SEC-registered open-end and closed-end funds” represents funds other than HighMark Geneva Small Cap Growth Fund.
(11)	“Other SEC-registered open-end and closed-end funds” represents funds other than HighMark Value Momentum Fund.
(12)	“Other SEC-registered open-end and closed-end funds” represents funds other than HighMark Balanced Fund.
(13)	“Other SEC-registered open-end and closed-end funds” represents funds other than HighMark Core Equity Fund.
(14)	“Other SEC-registered open-end and closed-end funds” represents funds other than HighMark Income Plus Allocation Fund.
(15)	“Other SEC-registered open-end and closed-end funds” represents funds other than HighMark Growth & Income Allocation Fund.
(16)	“Other SEC-registered open-end and closed-end funds” represents funds other than HighMark Capital Growth Allocation Fund.
(17)	“Other SEC-registered open-end and closed-end funds” represents funds other than HighMark Diversified Equity Allocation Fund.
(18)	“Other SEC-registered open-end and closed-end funds” represents funds other than HighMark Small Cap Advantage Fund.
(19)	“Other SEC-registered open-end and closed-end funds” represents funds other than HighMark Wisconsin Tax-Exempt Fund.
(20)	“Other SEC-registered open-end and closed-end funds” represents funds other than HighMark Small Cap Value Fund.
(21)	“Other SEC-registered open-end and closed-end funds” represents funds other than HighMark Bond Fund.
(22)	“Other SEC-registered open-end and closed-end funds” represents funds other than HighMark Short Term Bond Fund.
(23)	“Other SEC-registered open-end and closed-end funds” represents funds other than HighMark Cognitive Value Fund.
(24)	“Other SEC-registered open-end and closed-end funds” represents funds other than HighMark Enhanced Growth Fund.

Accounts and Assets for which Advisory Fee is Based on Performance

	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts
Portfolio Manager*	Number of accounts	Assets (in thousands)	Number of accounts	Assets (in thousands)	Number of accounts	Assets (in thousands)
Theodore R. Aronson	2	$77,060	5	$212,960	46	$3,954,330
Stefani Cranston	2	$77,060	5	$212,960	46	$3,954,330
Josef Lakonishok	0	$0	0	$0	27	$3,113,963
Puneet Mansharamani	0	$0	0	$0	27	$3,113,963
Gina Marie N. Moore	2	$77,060	5	$212,960	46	$3,954,330
Martha E Ortiz	2	$77,060	5	$212,960	46	$3,954,330
George Y. Sokoloff	0	$0	1	$52,231	0	$0
Menno Vermeulen	0	$0	0	$0	27	$3,113,963
R. Brian Wenzinger	2	$77,060	5	$212,960	46	$3,954,330

*	Portfolio managers not listed do not manage accounts for which the advisory fee is based on performance.

Ownership of Securities

The table below shows the dollar ranges of shares of a Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio managers listed above as of July 31, 2009

Portfolio Manager	Funds Managed	Dollar Range of Equity Securities in the Fund Beneficially Owned
Mikhail Alkazov	HighMark Equity Income Fund	$1 - $10,000
	HighMark NYSE Arca Tech 100 Index Fund	$1 - $10,000
Flavia Araujo	HighMark Fundamental Equity Fund	None
	HighMark Large Cap Growth Fund	None
Theodore R. Aronson	HighMark Large Cap Value Fund	None
Robert Bigelow	HighMark California Intermediate Tax-Free Bond Fund	None
	HighMark National Intermediate Tax-Free Bond Fund	None
Anthony Craddock	HighMark International Opportunities Fund	$50,001 - $100,000
Stefani Cranston	HighMark Large Cap Value Fund	None
Amy S. Croen	HighMark Geneva Mid Cap Growth Fund	Over $1,000,000
	HighMark Geneva Small Cap Growth Fund	$100,001 - $500,000
David Dillon	HighMark Fundamental Equity Fund	None
	HighMark Large Cap Growth Fund	None
Richard Earnest	HighMark Value Momentum Fund	$500,001 - $1,000,000
David J. Goerz III	HighMark Balanced Fund	None
	HighMark Core Equity Fund	None
	HighMark Small Cap Advantage Fund	None
	HighMark Income Plus Allocation Fund	None
	HighMark Growth & Income Allocation Fund	None
	HighMark Capital Growth Allocation Fund	$1 - $10,000
	HighMark Diversified Equity Allocation Fund	None
Peter M. Hill	HighMark International Opportunities Fund	$100,001 - $500,000
Paula Horn	HighMark Wisconsin Tax-Exempt Fund	None
Derek Izuel	HighMark Core Equity Fund	None
	HighMark Small Cap Advantage Fund	None
Robert Kang	HighMark Fundamental Equity Fund	None
	HighMark Large Cap Growth Fund	None
Josef Lakonishok	HighMark Small Cap Value Fund	None
Eric P. Leve	HighMark International Opportunities Fund	$50,001 - $100,000
Todd Lowenstein	HighMark Value Momentum Fund	$50,001 - $100,000
Gregory Lugosi	HighMark Bond Fund	None
	HighMark Short Term Bond Fund	None
Puneet Mansharamani	HighMark Small Cap Value Fund	None
E. Jack Montgomery	HighMark Bond Fund	None
	HighMark Short Term Bond Fund	None
	HighMark Balanced Fund	None
Gina Marie N. Moore	HighMark Large Cap Value Fund	None
Raymond Mow	HighMark California Intermediate Tax-Free Bond Fund	None
	HighMark National Intermediate Tax-Free Bond Fund	None
Thomas J. Mudge	HighMark Cognitive Value Fund	$100,001 - $500,000
Donald Nesbitt	HighMark Equity Income Fund	$10,001 - $50,000
	HighMark NYSE Arca Tech 100 index Fund	$10,001 - $50,000
Martha E Ortiz	HighMark Large Cap Value Fund	None
Michelle J. Picard	HighMark Geneva Mid Cap Growth Fund	$100,001 - $500,000
	HighMark Geneva Small Cap Growth Fund	None
William A. Priebe	HighMark Geneva Mid Cap Growth Fund	Over $1,000,000
	HighMark Geneva Small Cap Growth Fund	$100,001 - $500,000
William Scott Priebe	HighMark Geneva Mid Cap Growth Fund	$50,001 - $100,000
	HighMark Geneva Small Cap Growth Fund	None
George Rokas	HighMark Large Cap Growth Fund	None
	HighMark Fundamental Equity Fund	None
Richard Scargill	HighMark Wisconsin Tax-Exempt Fund	None
Michael Sanders	HighMark Wisconsin Tax-Exempt Fund	None
George Y. Sokoloff	HighMark Cognitive Value Fund	None
Keith Stribling	HighMark Value Momentum Fund	$100,001 - $500,000
Sonya Thadhani	HighMark Enhanced Growth Fund	$10,001 - $50,000
Menno Vermeulen	HighMark Small Cap Value Fund	None
Kenneth Wemer	HighMark Balanced Fund	None
	HighMark Large Cap Growth Fund	None
	HighMark Fundamental Equity Fund	None
R. Brian Wenzinger	HighMark Large Cap Value Fund	None
Eric Zenner	HighMark Wisconsin Tax-Exempt Fund	None

Compensation

Depending on the Fund, a portfolio manager’s compensation is paid by the Adviser or one of the Sub-Advisers. The Adviser and each of the Sub-Advisers have provided HighMark Funds with a description of how a portfolio manager’s compensation is determined.

HighMark Capital Management, Inc.

Each of the portfolio managers for each Fund (except for HighMark Cognitive Value Fund, HighMark Enhanced Growth Fund, HighMark Equity Income Fund, HighMark Geneva Mid Cap Growth Fund, HighMark Geneva Small Cap Growth Fund, HighMark International Opportunities Fund, HighMark Large Cap Value Fund, HighMark NYSE Arca Tech 100 Index Fund, HighMark Small Cap Value Fund, and HighMark Wisconsin Tax-Exempt Fund) receives a salary from the Adviser and participates in the Adviser’s incentive compensation plan, which is an annual plan that pays a cash bonus. The portfolio managers are also eligible to participate in the Adviser’s long-term incentive compensation plan. A portfolio manager’s bonus is generally a percentage of his or her salary and is based on (1) an evaluation of the manager’s investment performance, (2) achievement of budgeted financial goals and (3) meeting of business objectives determined by a portfolio manager’s direct supervisor. In evaluating investment performance, the Adviser generally considers the one-, two- and three-year performance of mutual funds and other accounts under a portfolio manager’s oversight relative, solely or in part, to the peer groups and/or market indices noted below. To encourage exchange of information and support, a part of a portfolio manager’s investment performance evaluation is also based on the performance of other HighMark Funds or other accounts that the portfolio manager does not manage. A portfolio manager may also be compensated for providing securities/quantitative analysis for certain HighMark Funds, where applicable.

Portfolio Manager	Peer Group
Flavia Araujo	Morningstar Large Cap Blend Category and S&P 500 Index (with respect to HighMark Core Equity Fund, HighMark Fundamental Equity Fund (since 1/1/09) and the equity portion of HighMark Balanced Fund (prior to 1/1/09)); Morningstar Large Cap Value Category and S&P 500 Index (with respect to HighMark Value Momentum Fund); Morningstar Large Cap Growth Category and the Russell 1000 Growth Index (with respect to HighMark Large Cap Growth Fund) and Morningstar Small Cap Blend Category and Russell 2000 Index (with respect to HighMark Small Cap Advantage Fund)

Robert Bigelow	Morningstar Muni California Intermediate Category and Barclays Capital 7 Year Municipal Bond Index (with respect to HighMark California Intermediate Tax-Free Bond Fund); Morningstar Muni National Intermediate Category and Barclays Capital 7 Year Municipal Bond Index (with respect to HighMark National Intermediate Tax-Free Bond Fund); iMoneyNet Tax-Free California Retail (with respect to HighMark California Tax-Free Money Market Fund); Morningstar General Intermediate Term Bond Category and Barclays Capital U.S. Aggregate Bond Index (with respect to HighMark Bond Fund and the fixed income portion of HighMark Balanced Fund); Morningstar Short Duration Bond Category and Barclays Capital 1-3 Year U.S. Government/Credit Index (with respect to HighMark Short Term Bond Fund); iMoneyNet 100% Treasury (with respect to HighMark Treasury Plus Money Market Fund); iMoneyNet U.S. Government & Agency (with respect to HighMark U.S. Government Money Market Fund) and iMoneyNet First Tier (with respect to HighMark Diversified Money Market Fund)

David Dillon	Morningstar Large Cap Blend Category and S&P 500 Index (with respect to HighMark Core Equity Fund, HighMark Fundamental Equity Fund (since 1/1/09) and the equity portion of HighMark Balanced Fund (prior to 1/1/09)); Morningstar Large Cap Value Category and S&P 500 Index (with respect to HighMark Value Momentum Fund); Morningstar Large Cap Growth Category and the Russell 1000 Growth Index (with respect to HighMark Large Cap Growth Fund) and Morningstar Small Cap Blend Category and Russell 2000 Index (with respect to HighMark Small Cap Advantage Fund)

Richard Earnest	Morningstar Large Cap Value Category and S&P 500 Index (with respect to HighMark Value Momentum Fund); Morningstar Large Cap Growth Category and Russell 1000 Growth Index (with respect to HighMark Large Cap Growth Fund); Morningstar Large Cap Blend Category and S&P 500 Index (with respect to HighMark Core Equity Fund, HighMark Fundamental Equity Fund (since 1/1/09) and the equity portion of HighMark Balanced Fund (prior to 1/1/09)) and Morningstar Small Cap Blend Category and Russell 2000 Index (with respect to HighMark Small Cap Advantage Fund)

David J. Goerz III	Morningstar Large Cap Blend Category and S&P 500 Index (with respect to HighMark Core Equity Fund, HighMark Fundamental Equity Fund (since 1/1/09) and the equity portion of HighMark Balanced Fund (prior to 1/1/09)); Morningstar General Intermediate Term Bond Category and Barclays Capital U.S. Aggregate Bond Index (with respect to HighMark Bond Fund and the fixed income portion of HighMark Balanced Fund); Morningstar Large Cap Growth Category and Russell 1000 Growth Index (with respect to HighMark Large Cap Growth Fund); Morningstar Small Cap Blend Category and Russell 2000 Index (with respect to HighMark Small Cap Advantage Fund); Morningstar Large Value Category and S&P 500 Index (with respect to HighMark Value Momentum Fund); Morningstar Muni California Intermediate Category and Barclays Capital 7 Year Municipal Bond Index (with respect to HighMark California Intermediate Tax-Free Bond Fund); Morningstar Muni National Intermediate Category and Barclays Capital 7 Year Municipal Bond Index (with respect to HighMark National Intermediate Tax-Free Bond Fund); Morningstar Short Duration Bond Category and Barclays Capital 1-3 Year U.S. Government/Credit Index (with respect to HighMark Short Term Bond Fund); a blended index of 30% S&P 500, 60% Barclays Capital U.S. Aggregate Bond and 10% 90-Day T-Bill (with respect to HighMark Income Plus Allocation Fund); Morningstar Moderate Allocation Category and a blended index of 60% S&P 500, 35% Barclays Capital U.S. Aggregate Bond and 5% 90-Day T-Bill (with respect to HighMark Growth & Income Allocation Fund); a blended index of 80% S&P 500, 15% Barclays Capital U.S. Aggregate Bond and 5% 90-Day T-Bill (with respect to HighMark Capital Growth Allocation Fund); a blended index of 70% S&P 500, 15% Russell 2000 and 15% MSCI EAFE (with respect to HighMark Diversified Equity Allocation Fund); iMoneyNet 100% Treasury (with respect to HighMark Treasury Plus Money Market Fund); iMoneyNet Tax-Free California Retail (with respect to HighMark California Tax-Free Money Market Fund); iMoneyNet First Tier (with respect to HighMark Diversified Money Market Fund) and iMoneyNet U.S. Government and Agency (with respect to HighMark U.S. Government Money Market Fund)

Derek Izuel	Morningstar Large Cap Blend Category and S&P 500 Index (with respect to HighMark Core Equity Fund, HighMark Fundamental Equity Fund (since 1/1/09) and the equity portion of HighMark Balanced Fund (prior to 1/1/09)); Morningstar Small Cap Blend Category and Russell 2000 Index (with respect to HighMark Small Cap Advantage Fund); Morningstar Large Cap Value Category and S&P 500 Index (with respect to HighMark Value Momentum Fund) and Morningstar Large Cap Growth Category and Russell 1000 Growth Index (with respect to HighMark Large Cap Growth Fund)

Robert Kang	Morningstar Large Cap Blend Category and S&P 500 Index (with respect to HighMark Core Equity Fund, HighMark Fundamental Equity Fund (since 1/1/09) and the equity portion of HighMark Balanced Fund (prior to 1/1/09)); Morningstar Large Cap Value Category and S&P 500 Index (with respect to HighMark Value Momentum Fund); Morningstar Large Cap Growth Category and the Russell 1000 Growth Index (with respect to HighMark Large Cap Growth Fund) and Morningstar Small Cap Blend Category and Russell 2000 Index (with respect to HighMark Small Cap Advantage Fund)

Todd Lowenstein	Morningstar Large Cap Value Category and S&P 500 Index (with respect to HighMark Value Momentum Fund); Morningstar Large Cap Growth Category and Russell 1000 Growth Index (with respect to HighMark Large Cap Growth Fund); Morningstar Large Cap Blend Category and S&P 500 Index (with respect to HighMark Core Equity Fund, HighMark Fundamental Equity Fund (since 1/1/09) and the equity portion of HighMark Balanced Fund (prior to 1/1/09)) and Morningstar Small Cap Blend Category and Russell 2000 Index (with respect to HighMark Small Cap Advantage Fund)

Gregory Lugosi	Morningstar General Intermediate Term Bond Category and Barclays Capital U.S. Aggregate Bond Index (with respect to HighMark Bond Fund and the fixed income portion of HighMark Balanced Fund); Morningstar Short Duration Bond Category and Barclays Capital 1-3 Year U.S. Government/ Credit Index (with respect to HighMark Short Term Bond Fund); Morningstar Muni California Intermediate Category and Barclays Capital 7 Year Municipal Bond Index (with respect to HighMark California Intermediate Tax-Free Bond Fund); Morningstar Muni National Intermediate Category and Barclays Capital 7 Year Municipal Bond Index (with respect to HighMark National Intermediate Tax-Free Bond Fund); iMoneyNet Tax-Free California Retail (with respect to HighMark California Tax-Free Money Market Fund); iMoneyNet 100% Treasury (with respect to HighMark Treasury Plus Money Market Fund); iMoneyNet U.S. Government & Agency (with respect to HighMark U.S. Government Money Market Fund) and iMoneyNet First Tier (with respect to HighMark Diversified Money Market Fund)

E. Jack Montgomery	Morningstar General Intermediate Term Bond Category and Barclays Capital U.S. Aggregate Bond Index (with respect to HighMark Bond Fund and the fixed income portion of HighMark Balanced Fund); Morningstar Short Duration Bond Category and Barclays Capital 1-3 Year U.S. Government/ Credit Index (with respect to HighMark Short Term Bond Fund); Morningstar Muni California Intermediate Category and Barclays Capital 7 Year Municipal Bond Index (with respect to HighMark California Intermediate Tax-Free Bond Fund); Morningstar Muni National Intermediate Category and Barclays Capital 7 Year Municipal Bond Index (with respect to HighMark National Intermediate Tax-Free Bond Fund); iMoneyNet Tax-Free California Retail (with respect to HighMark California Tax-Free Money Market Fund); iMoneyNet 100% Treasury (with respect to HighMark Treasury Plus Money Market Fund); iMoneyNet U.S. Government & Agency (with respect to HighMark U.S. Government Money Market Fund) and iMoneyNet First Tier (with respect to HighMark Diversified Money Market Fund)

Raymond Mow	Morningstar Muni California Intermediate Category and Barclays Capital 7 Year Municipal Bond Index (with respect to HighMark California Intermediate Tax-Free Bond Fund); Morningstar Muni National Intermediate Category and Barclays Capital 7 Year Municipal Bond Index (with respect to HighMark National Intermediate Tax-Free Bond Fund) ; iMoneyNet Tax-Free California Retail (with respect to HighMark California Tax-Free Money Market Fund); Morningstar General Intermediate Term Bond Category and Barclays Capital U.S. Aggregate Bond Index (with respect to HighMark Bond Fund and the fixed income portion of HighMark Balanced Fund); Morningstar Short Duration Bond Category and Barclays Capital 1-3 Year U.S. Government/Credit Index (with respect to HighMark Short Term Bond Fund); iMoneyNet 100% Treasury (with respect to HighMark Treasury Plus Money Market Fund); iMoneyNet U.S. Government & Agency (with respect to HighMark U.S. Government Money Market Fund) and iMoneyNet First Tier (with respect to HighMark Diversified Money Market Fund)

George Rokas	Morningstar Large Cap Blend Category and S&P 500 Index (with respect to HighMark Core Equity Fund, HighMark Fundamental Equity Fund (since 1/1/09) and the equity portion of HighMark Balanced Fund (prior to 1/1/09)); Morningstar Large Cap Value Category and S&P 500 Index (with respect to HighMark Value Momentum Fund); Morningstar Large Cap Growth Category and the Russell 1000 Growth Index (with respect to HighMark Large Cap Growth Fund) and Morningstar Small Cap Blend Category and Russell 2000 Index (with respect to HighMark Small Cap Advantage Fund)

Keith Stribling	Morningstar Large Cap Value Category and S&P 500 Index (with respect to HighMark Value Momentum Fund); Morningstar Large Cap Growth Category and Russell 1000 Growth Index (with respect to HighMark Large Cap Growth Fund); Morningstar Large Cap Blend Category and S&P 500 Index (with respect to HighMark Core Equity Fund, HighMark Fundamental Equity Fund (since 1/1/09) and the equity portion of HighMark Balanced Fund (prior to 1/1/09)) and Morningstar Small Cap Blend Category and Russell 2000 Index (with respect to HighMark Small Cap Advantage Fund)

Kenneth Wemer	Morningstar Large Blend Category and S&P 500 Index (with respect to HighMark Core Equity Fund and the HighMark Fundamental Equity Fund (since 1/1/09) and the equity portion of HighMark Balanced Fund (prior to 1/1/09)); Morningstar Large Cap Value Category and S&P 500 Index (with respect to HighMark Value Momentum Fund); Morningstar Large Cap Growth Category and the Russell 1000 Growth Index (with respect to HighMark Large Cap Growth Fund) and Morningstar Small Cap Blend Category and Russell 2000 Index (with respect to HighMark Small Cap Advantage Fund)

Aronson+Johnson+Ortiz, L.P.

Each of AJO’s portfolio managers is a principal of the firm. All principals are compensated through a fixed salary, equity-based cash distributions and merit-based cash bonuses that are awarded entirely for contributions to the firm. Each calendar year-end, the managing principal of AJO, in consultation with the other senior partners, determines the bonus amounts for each portfolio manager. Bonuses can be a significant portion of a portfolio manager’s overall compensation. Bonus amounts are generally based on the following factors: net revenues and cash position of AJO, ownership percentage of the portfolio manager and overall contributions of the portfolio manager to the operations of AJO. Portfolio managers may also be awarded non-cash compensation in the form of increased ownership in the firm. Although many of the firm’s fee arrangements are performance-based, no individual’s compensation is directly tied to account performance or to the value of the assets held in particular funds, or even to firm-wide assets.

Bailard, Inc.

Mr. Mudge, Mr. Craddock, Mr. Leve and Dr. Sokoloff are each paid a base salary, an “investment performance” bonus relating to the Fund each manages and, potentially, an additional discretionary bonus. The investment performance bonus is designed to be significant but not so significant that it would encourage extreme risk taking. It is based on the relevant Fund’s return ranking relative to a dynamic subset of that Fund’s peer group: Morningstar Small Cap Value Category (for HighMark Cognitive Value Fund) and Morningstar Foreign Large Blend Category (for HighMark International Opportunities Fund). The discretionary bonus, if any, reflects the portfolio manager’s contribution to meeting Bailard’s general corporate goals.

Mr. Hill and Ms. Thadhani’s compensation consists primarily of a base salary, a significant discretionary cash bonus and a stock bonus. The cash bonus reflects Bailard’s profitability and Mr. Hill and Ms. Thadhani’s contribution to Bailard’s corporate goals. The stock bonus is linked by formula to the revenue and profitability growth of Bailard, Inc. None of Mr. Hill’s compensation is based directly on the performance of HighMark International Opportunities Fund. None of Ms. Thadhani’s compensation is based directly on the performance of HighMark Enhanced Growth Fund.

LSV Asset Management

Each LSV portfolio manager’s compensation consists of a salary and a discretionary bonus. Each of the portfolio managers is also a partner in LSV and as such receives a portion of the overall profit of the firm as part of the portfolio manager’s ownership interests. The bonus is based on the profitability of LSV and individual performance. Individual performance is subjective and may be based on a number of factors, such as an individual’s leadership and contribution to the strategic planning and development of the investment group.

Ziegler Capital Management, LLC (ZCM)

The ZCM portfolio managers receive a base salary plus incentive compensation. The incentive compensation generally ranges from 15% to 100% of the portfolio manager’s base pay. The amount of incentive compensation potentially available to a portfolio manager is a function of ZCM’s annual return on equity compared to its peer group and the asset management division’s achievement of its profit goal for the year. Thus, if ZCM’s annual return on equity matches its peer group and the asset management division achieves its annual profit goal, a portfolio manager will be eligible to receive his applicable incentive compensation percentage. ZCM’s peer group is constructed by the Securities Industry and Financial Markets Association each year and it includes small-firm financial services companies. The actual amount of incentive compensation payable to a portfolio manager is then determined by comparing the performance of the portfolios/accounts managed by the portfolio manager to their benchmark indices over one-, two- and three-year periods, with 50% of the incentive compensation tied to the performance over the one-year period and 25% tied to the performance over each of the two- and three-year periods.

Geneva Capital Management Ltd. (Geneva Capital)

The members of the portfolio management team for the Geneva Mid Cap Growth Fund and Geneva Small Cap Growth Fund consist of Amy S. Croen, William A. Priebe, Michelle J. Picard and William Scott Priebe, all of whom are associated with Geneva Capital.

The Geneva Mid Cap Growth Fund’s and Geneva Small Cap Growth Fund’s investment professionals are all current principals of Geneva Capital. Total compensation for all portfolio managers includes fixed salary plus a fixed share in the profits of Geneva Capital. Geneva Capital believes that its compensation plan allows for the investment professionals to focus on delivering long-term above average performance for their clients.

Potential Conflicts of Interest in Managing Multiple Accounts

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Adviser believes are faced by investment professionals at most major financial firms. The Adviser, the sub-advisers and the Board of Trustees of HighMark Funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.

These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The trading of other accounts could be used to benefit higher-fee accounts (front-running).

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Adviser’s or a sub-adviser’s trading desk, as applicable, may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one Adviser or sub-adviser account, as applicable, sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Adviser and HighMark Funds’ Board of Trustees have adopted compliance procedures that provide that any transactions between a Fund and another Adviser or sub-adviser-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The Adviser or a sub-adviser, as applicable, or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the Adviser or a sub-adviser, as applicable, and its affiliates.

A Fund’s portfolio manager may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel of the Adviser and the sub-advisers, including a Fund’s portfolio manager(s), are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the Adviser, HighMark Funds and the sub-advisers that contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.

Portfolio Transactions

Pursuant to the Investment Advisory Agreement, the Adviser, and, with respect to the Funds that have sub-advisers, pursuant to the sub-advisory agreements, the sub-advisers, determine, subject to the general supervision of the Board of Trustees of HighMark Funds and in accordance with each Fund’s investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases and sales of portfolio securities for the Bond Fund, the Short Term Bond Fund, the California Intermediate Tax-Free Bond Fund, the National Intermediate Tax-Free Bond Fund, the Wisconsin Tax-Exempt Fund, the Diversified Money Market Fund, the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund, the California Tax-Free Money Market Fund and the Treasury Plus Money Market Fund usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Securities purchased by the Cognitive Value Fund, the Core Equity Fund, the Enhanced Growth Fund, the Equity Income Fund, the Fundamental Equity Fund, the Geneva Mid Cap Growth Fund, the Geneva Small Cap Growth Fund, the International Opportunities Fund, the Large Cap Growth Fund, the Large Cap Value Fund, the NYSE Arca Tech 100 Index Fund, the Small Cap Advantage Fund, the Small Cap Value Fund and the Value Momentum Fund will generally involve the payment of a brokerage fee. Portfolio transactions for the Balanced Fund may be principal transactions or involve the payment of brokerage commissions. While the Adviser and sub-advisers generally seek competitive spreads or commissions on behalf of each of the Funds, the Funds may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

Allocation of transactions, including their frequency, to various dealers is determined by the Adviser or the sub-advisers in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokerage will at times be allocated to firms that supply research, statistical data and other services when the terms of the transaction and the capabilities of different broker/dealers are consistent with the guidelines set forth in Section 28(e) of the Securities Exchange Act of 1934. Information so received is in addition to and not in lieu of services required to be performed by the Adviser or the sub-advisers and does not reduce the advisory fees payable to the Adviser by HighMark Funds. Such information may be useful to the Adviser or the sub-advisers in serving both HighMark Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser or sub-advisers in carrying out their obligations to HighMark Funds.

To the extent permitted by applicable rules and regulations, the Adviser or sub-advisers may execute portfolio transactions involving the payment of a brokerage fee through the Adviser and its affiliates. As required by Rule 17e-1 under the 1940 Act, the Funds have adopted procedures that provide that commissions paid to such affiliates must be fair and reasonable compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions. The procedures also provide that the Board of Trustees will review reports of such affiliated brokerage transactions in connection with the foregoing standard. HighMark Funds will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with, UB, or its affiliates, and will not give preference to correspondents of UB with respect to such securities, savings deposits, repurchase agreements and reverse repurchase agreements.

Investment decisions for each Fund are made independently from those for the other Funds or any other investment company, investment portfolio or account managed by the Adviser or the sub-advisers. However, any such other investment company, investment portfolio or account may invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund, investment company, investment portfolio or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner that the Adviser or the sub-advisers believe to be equitable to the Fund(s) and such other investment company, investment portfolio or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser or the sub-advisers may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other investment companies, investment portfolios or accounts in order to obtain best execution. As provided in the Investment Advisory Agreement and the sub-advisory agreements between the Adviser and the sub-advisers, in making investment recommendations for HighMark Funds, the Adviser or the sub-advisers will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by HighMark Funds is a customer of the Adviser, the sub-advisers, their parent or its subsidiaries or affiliates and, in dealing with its commercial customers, the Adviser and the sub-advisers, their parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by HighMark Funds.

During the following fiscal years, the Funds listed below paid the following aggregate brokerage commissions:

Fiscal Year Ended

Fund*	July 31, 2009	July 31, 2008	July 31, 2007
Balanced Fund	$40,861	$27,311	$30,107
Cognitive Value Fund	455,869	505,506	487,424
Core Equity Fund	177,691	261,491	367,715
Enhanced Growth Fund	119,387	98,786	200,086
Equity Income Fund	8,410	—	—
Fundamental Equity Fund	39,483	—	—
Geneva Mid Cap Growth Fund	15,239	—	—
Geneva Small Cap Growth Fund	4,958	—	—
International Opportunities Fund	1,333,833	1,762,107	676,723
Large Cap Growth Fund	168,895	126,293	250,293
Large Cap Value Fund	127,262	195,545	209,652
NYSE Arca Tech 100 Index Fund	7,000	—	—
Small Cap Advantage Fund	75,580	104,845	94,087
Small Cap Value Fund	76,691	110,111	143,659
Value Momentum Fund	199,582	271,572	303,962

*	The Small Cap Advantage Fund commenced operations on March 1, 2007, after the end of HighMark Funds’ fiscal year ended July 31, 2006. The Fundamental Equity Fund commenced operations on August 1, 2008, after the end of HighMark Funds’ fiscal year ended July 31, 2008. Each of the Equity Income Fund, the Geneva Mid Cap Growth Fund and the NYSE Arca Tech 100 Index Fund commenced operations on June 8, 2009, after the end of HighMark Funds’ fiscal year ended July 31, 2008. The Geneva Small Cap Growth Fund commenced operations on June 12, 2009, after the end of HighMark Funds’ fiscal year ended July 31, 2008.

The table below lists the amount of brokerage transactions of the Funds directed to brokers during the fiscal year ended July 31, 2009 because of research and other services provided, and the commissions related to these transactions:

Fund*	Amount of Transactions	Amount of Commissions
Balanced Fund	$18,999,155	$40,801
Cognitive Value Fund	151,329,000	314,164
Core Equity Fund	74,728,037	176,503
Enhanced Growth Fund	60,694,384	104,861
Equity Income Fund	4,203,608	8,410
Fundamental Equity Fund	22,614,342	39,453
Geneva Mid Cap Growth Fund	13,398,518	15,239
Geneva Small Cap Growth Fund	3,887,174	4,958
International Opportunities Fund	583,616,317	1,323,411
Large Cap Growth Fund	97,371,309	164,094
NYSE Arca Tech 100 Index Fund	4,452,823	7,000
Small Cap Advantage Fund	25,371,652	72,150
Value Momentum Fund	128,405,184	197,222

*	The Fundamental Equity Fund commenced operations on August 1, 2008, after the end of HighMark Funds’ fiscal year ended July 31, 2008. Each of the Equity Income Fund, the Geneva Mid Cap Growth Fund and the NYSE Arca Tech 100 Index Fund commenced operations on June 8, 2009, after the end of HighMark Funds’ fiscal year ended July 31, 2008. The Geneva Small Cap Growth Fund commenced operations on June 12, 2009, after the end of HighMark Funds’ fiscal year ended July 31, 2008.

Certain Funds acquired during the fiscal year ended July 31, 2009 securities issued by “regular broker-dealers” of such Funds or their parents, as that term is defined in Rule 10b-1 under the 1940 Act. The value of such securities of each issuer held by each such Fund as of July 31, 2009 is set forth in the table below.

Fund	Broker	Value of Broker’s Securities Held as of 7/31/09 (in thousands)
Balanced Fund	Bank of America	$95
	Goldman Sachs	381
	Wells Fargo	344
	Lehman Brothers Holdings	22
	Merrill Lynch	—
	Wachovia	—

Cognitive Value Fund	Investment Technology Group Inc.	—

Core Equity Fund	Bank of America	331
	Goldman Sachs	1,765
	JP Morgan Chase	1,075
	Wells Fargo	707

Equity Income Fund	U.S. Bancorp	319

Fundamental Equity Fund	Goldman Sachs	306
	Wells Fargo	256
	Bank of America	—
	Morgan Stanley	—

International Opportunities Fund	Credit Agricole	500
	Nomura Holdings	438
	Mizuho Financial Group	454
	Banco Santander	2,896
	Deutsche Bank	647
	Credit Suisse Group	968
	Barclays	1,010

Large Cap Growth Fund	Goldman Sachs	1,782
	Morgan Stanley	—

Large Cap Value Fund	Goldman Sachs	1,780
	Wells Fargo	2,064
	Bank of America	—

Value Momentum Fund	Bank of America	6,492
	Wells Fargo	5,171
	Goldman Sachs	4,086
	Bank of New York Mellon	4,231

Bond Fund	Wells Fargo	4,126
	Morgan Stanley	5,818
	Bank of America	2,861
	Merrill Lynch	2,054
	JP Morgan Chase	10,348
	JP Morgan Chase Bank	4,364
	Morgan Stanley Capital	—
	Morgan Stanley Dean Witter	—
	Citigroup	—
	Wachovia	—
	Chase Manhattan Bank	—

Short Term Bond Fund	Wells Fargo	1,040
	Goldman Sachs	500
	Wachovia	—
	Morgan Stanley Dean Witter	—
	Morgan Stanley Capital	—
	Bank of America	—
	Citigroup	—

Diversified Money Market Fund	Citigroup Funding	50,000
	Bank of America	—
	Citibank NA Nassau	—
	Citibank AG	—
	JP Morgan Chase & Co	—
	Chase Manhattan Bank	—
	Merrill Lynch	—

Treasury Plus Money Market Fund	Goldman Sachs Group	—

U.S. Government Money Market Fund	Goldman Sachs Group	—
	Merrill Lynch & Co	—

Administrator and Sub-Administrator

HCM, in addition to serving as investment adviser, serves as administrator (the “Administrator”) to each of the Funds pursuant to the administrative services agreement dated as of December 10, 2007 between HighMark Funds and HCM (the “Administration Agreement”). Prior to December 10, 2007 HighMark Funds and HCM were party to an administrative services agreement dated December 1, 2005 (the “Prior Administration Agreement”). Prior to December 1, 2005, HCM served as sub-administrator to each of the Funds pursuant to an agreement with SEI Investments Global Funds Services (formerly, “SEI Investments Mutual Funds Services”).

Pursuant to the Administration Agreement, HCM provides the Funds with all administrative services necessary or appropriate for the operation of HighMark Funds, including recordkeeping and regulatory reporting, regulatory compliance, blue sky, tax reporting, transmission of regular shareholder communications, supervision of third party service providers and fund accounting services, all suitable office space for HighMark Funds, all necessary administrative facilities and equipment, and all personnel necessary for the efficient conduct of the affairs of HighMark Funds. As described below, HCM has delegated part of its responsibilities under the Administration Agreement to PNC.

HCM is entitled to a fee, which is calculated daily and paid monthly in arrears, at an annual rate of 0.15% of the first $8 billion of the average daily net assets of HighMark Funds and 0.14% of such average daily net assets in excess of $8 billion. Under the Prior Administration Agreement, HCM was entitled to a fee, which was calculated daily and paid monthly in arrears, at an annual rate of 0.15% of the first $10 billion of the average daily net assets of HighMark Funds and 0.145% of such average daily net assets in excess of $10 billion.

Unless sooner terminated as provided in the Administration Agreement (and as described below), the Administration Agreement will continue in effect until December 31, 2009. The Administration Agreement thereafter shall be renewed automatically for successive annual terms unless written notice not to renew is given by either party at least 120 days prior to the expiration of the then-current term. The Administration Agreement is terminable prior to the expiration of the current term by either party, in the event of a material breach of the Administration Agreement, upon the giving of written notice, specifying the date of termination, provided such notice is given at least 45 days prior to the specified date of termination and the breaching party has not remedied such breach by the specified date.

The Administration Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of HCM, or the reckless disregard by HCM of its obligations and duties under the Administration Agreement, HCM shall not be subject to any liability to HighMark Funds, for any act or omission in the course of, or connected with, the rendering of services under the Administration Agreement. So long as HCM acts with good faith and due diligence, HighMark Funds will indemnify HCM from and against any and all actions, suits and claims, and all losses, fees and expenses arising directly or indirectly from its administration relationship with HighMark Funds or other services rendered to HighMark Funds. HighMark Funds is not obligated to indemnify HCM for any liability to which it would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

PNC Global Investment Servicing (U.S.) Inc., formerly known as PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as sub-administrator (the “Sub-Administrator”) and accounting agent pursuant to a sub-administration agreement dated as of December 3, 2007, between HCM and PNC (the “Sub-Administration Agreement”). Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Funds’ operations except those performed by the Administrator or Adviser; (b) supplies the Funds with office facilities (which may be in the Sub-Administrator’s own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including but not limited to the calculation of the NAV of each class of the Funds and regulatory administration services and administrative services; (c) prepares and distributes materials for all meetings of the Board of Trustees, including the mailing of all materials for the Board of Trustees, collates the same materials into the books for the Board of Trustees and assists in the drafting of minutes of the meetings of the Board of Trustees; (d) prepares reports to Funds’ shareholders, tax returns and reports to and filings with the SEC and state “Blue Sky” authorities; (e) maintains the Funds’ accounting books and records; (f) provides compliance testing of all the Trust’s activities against applicable requirements of the 1940 Act and the rules thereunder, the Code and the Trust’s investment restrictions; (g) furnishes to the Adviser certain statistical and other factual information and (h) generally provides all administrative services that may be required for the ongoing operation of the Trust in a manner consistent with the requirements of the 1940 Act.

The Administrator pays PNC for the services it provides at the annual rate of .025% of the first $8 billion of the Trust’s aggregate average net assets and .015% of the Trust’s aggregate average net assets in excess of $8 billion. The Sub-Administration Agreement further provides that PNC will be paid certain compliance support and filing service fees, as well as blue sky registration filing fees and out of pocket expenses.

PNC is an indirect, wholly-owned subsidiary of The PNC Financial Services Group, Inc. The PNC Financial Services Group’s major businesses include regional community banking, corporate banking, real estate finance, asset-based lending, wealth management, asset management and global fund processing services.

For its services as administrator and expenses assumed pursuant to the Administration Agreement dated December 10, 2007 and the Prior Administration Agreement dated December 1, 2005, HCM was paid the following fees:

	Fiscal Year Ended
	July 31, 2009		July 31, 2008		July 31, 2007
Fund*	Net Fees Paid	Additional Amount Waived	Net Fees Paid	Additional Amount Waived	Net Fees Paid	Additional Amount Waived
Balanced Fund	$34,185	$—	$53,613	$3,574	$58,630	$11,725
Cognitive Value Fund	107,145	—	142,965	6,340	134,909	26,980
Core Equity Fund	101,813	—	169,627	11,433	170,478	34,094
Enhanced Growth Fund	124,935	—	186,261	17,717	165,326	33,063
Equity Income Fund	3,574	—	—	—	—	—
Fundamental Equity Fund	11,071	—	—	—	—	—
Geneva Mid Cap Growth Fund	35,999	—	—	—	—	—
Geneva Small Cap Growth Fund	595	—	—	—	—	—
International Opportunities Fund	312,729	—	542,263	32,801	355,419	71,080
Large Cap Growth Fund	119,165	—	179,555	11,416	167,478	33,494
Large Cap Value Fund	250,952	—	465,787	32,326	455,072	91,009
NYSE Arca Tech 100 Index Fund	39,680	—	—	—	—	—
Small Cap Advantage Fund	30,852	—	49,502	2,413	28,907	2,531
Small Cap Value Fund	122,514	—	246,012	20,132	369,725	73,941
Value Momentum Fund	383,386	—	606,964	39,977	628,913	125,775
Bond Fund	506,014	—	554,902	32,940	502,960	100,586
Short Term Bond Fund	75,301	—	76,904	4,740	59,395	11,878
California Intermediate Tax-Free Bond Fund	199,539	—	169,003	10,202	161,567	32,312
National Intermediate Tax-Free Bond Fund	115,983	—	96,316	5,778	93,718	18,743
Wisconsin Tax-Exempt Fund	33,083	—	—	—	—	—
Treasury Plus Money Market Fund	102,312	83,540	—	—	—	—
100% U.S. Treasury Money Market Fund	988,787	168,395	1,230,885	69,464	936,130	187,215
California Tax-Free Money Market Fund	1,873,723	—	1,201,562	54,170	715,265	143,045
Diversified Money Market Fund	5,050,938	—	4,773,735	253,920	3,608,555	721,669
U.S. Government Money Market Fund	1,417,176	66,890	1,098,147	60,578	721,188	144,229
Income Plus Allocation Fund	12,150	—	15,219	1,018	10,493	2,004
Growth & Income Allocation Fund	61,571	—	93,080	5,950	75,415	15,082
Capital Growth Allocation Fund	59,380	—	103,281	6,698	84,034	16,806
Diversified Equity Allocation Fund	6,648	—	30,396	496	52,299	715

*	The Diversified Equity Allocation Fund commenced operations on November 15, 2006 and the Small Cap Advantage Fund commenced operations on March 1, 2007, each after the end of HighMark Funds’ fiscal year ended July 31, 2006. The Fundamental Equity Fund commenced operations on August 1, 2008, and the Treasury Plus Money Market Fund commenced operations on August 14, 2008, each of the Equity Income Fund, the Geneva Mid Cap Growth Fund, the NYSE Arca Tech 100 Index Fund and the Wisconsin Tax-Exempt Fund commenced operations on June 8, 2009 and the Geneva Small Cap Growth Fund commenced operations on June 12, 2009, each after the end of HighMark Funds’ fiscal year ended July 31, 2008.

Glass-Steagall Act

The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, the Adviser’s activities remain subject to, and may be limited by, applicable federal banking law and regulations. The Adviser and the sub-advisers believe that they possess the legal authority to perform the services for the Funds contemplated by the Investment Advisory Agreement and the sub-advisory agreements between the Adviser and the sub-advisers and described in the Prospectuses and this Statement of Additional Information and has so represented in the Investment Advisory Agreement and the sub-advisory agreements. HCM also believes that it may perform administration services on behalf of each Fund, for which it receives compensation from HighMark Funds without a violation of applicable banking laws and regulations. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could prevent or restrict the Adviser from continuing to perform such services for HighMark Funds. Depending upon the nature of any changes in the services that could be provided by the Adviser, or the sub-advisers, the Board of Trustees of HighMark Funds would review HighMark Funds’ relationship with the Adviser and the sub-advisers and consider taking all action necessary in the circumstances.

Should further legislative, judicial or administrative action prohibit or restrict the activities of UB, the Adviser, its affiliates, and its correspondent banks in connection with Customer purchases of Shares of HighMark Funds, such Banks might be required to alter materially or discontinue the services offered by them to Customers. It is not anticipated, however, that any change in HighMark Funds’ method of operations would affect its NAV per Share or result in financial losses to any Customer.

Shareholder Servicing Plans

HighMark Funds has adopted three Shareholder Servicing Plans, one for Fiduciary Shares, one for Class A Shares, and one for Class B Shares (collectively, the “Servicing Plans”) pursuant to which a Fund is authorized to pay compensation to financial institutions (each a “Service Provider”), which may include HMFD, Bank of Tokyo-Mitsubishi UFJ Trust Company, UB, HCM or their respective affiliates, that agree to provide or to compensate other service providers to provide certain shareholder support services for their customers or account holders who are the beneficial or record owners of Shares of a Fund. In the case of Fiduciary Shares, HCM has been designated a “Master Service Provider” who, in consideration for such services, is compensated by a Fund at a maximum annual rate of up to 0.25% of the average daily NAV of the Fiduciary Shares of such Fund. The Master Service Provider in turn compensates any other Service Provider providing shareholder services pursuant to the Fiduciary Shares Servicing Plan, as applicable. Such compensation is the sole obligation of the Master Service Provider. The amount payable to a Master Service Provider is not limited by the amount of expenses incurred by the Master Service Provider or any other Service Provider engaged by the Master Service Provider. In the case of Class A Shares and Class B Shares, in consideration for such services, a Service Provider is compensated by a Fund at a maximum annual rate of up to 0.25% of the average daily NAV of the applicable class of Shares of such Fund.

The servicing agreements adopted under the Services Plans (the “Servicing Agreements”) require the Service Provider receiving such compensation to perform certain shareholder support services as set forth in the Servicing Agreements with respect to the beneficial or record owners of Shares of one or more of the Funds. Such shareholder support services may include, but are not limited to, (i) maintaining shareholder accounts; (ii) providing information periodically to shareholders showing their positions in Shares; (iii) arranging for bank wires; (iv) responding to shareholder inquiries relating to the services performed by the Service Provider; (v) responding to inquiries from shareholders concerning their investments in Shares; (vi) forwarding shareholder communications from HighMark Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (vii) processing purchase, exchange and redemption requests from shareholders and placing such orders with HighMark Funds or its service providers; (viii) assisting shareholders in changing dividend options, account designations, and addresses; (ix) providing subaccounting with respect to Shares beneficially owned by shareholders; (x) processing dividend payments from HighMark Funds on behalf of the shareholders; (xi) providing information regarding fund performance, market trends and other information to shareholders through the internet and/or through written and oral communications, hosting fund websites for shareholder access and information and providing data feeds; (xii) providing assistance to shareholders and financial intermediaries, including affiliates, regarding shareholder accounts, as needed; and (xiii) providing such other similar services as HighMark Funds may reasonably request to the extent that the service provider is permitted to do so under applicable laws or regulations.

Expenses

HighMark Funds’ service providers bear all expenses in connection with the performance of their respective services, except that each Fund will bear expenses including, but not limited to, the following, relating to its operations: taxes, interest, brokerage fees and commissions, if any, fees and travel expenses of Trustees who are not partners, officers, directors, shareholders or employees of HCM, UB, PNC or HMFD, a percentage of the compensation, benefits, travel and entertainment expenses of the Chief Compliance Officer, SEC fees and state fees and expenses, NSCC trading charges, certain insurance premiums, outside and, to the extent authorized by HighMark Funds, inside auditing and legal fees and expenses, expenses in connection with the review and signing of HighMark Funds’ tax returns, local tax agent fees, fees charged by rating agencies in having the Fund’s Shares rated, advisory and administration fees, fees and reasonable out-of-pocket expenses of the custodian, administrator and transfer agent, fees paid to Lipper (an independent fund expenses analysis provided to the Trustees), expenses incurred for pricing securities owned by the Fund, costs of maintenance of corporate existence, typesetting and printing reports and prospectuses for regulatory purposes and for distribution to current shareholders, costs and expenses of shareholders’ and Trustees’ reports and meetings and any extraordinary expenses.

Distributor

HighMark Funds Distributors, Inc. (the “Distributor”) is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. The Distributor serves as the principal underwriter of the Funds’ shares pursuant to an underwriting agreement (the “Underwriting Agreement”) with the Trust. Pursuant to the terms of the Underwriting Agreement, the Distributor is granted the right to sell the shares of the Trust as agent for the Trust. Shares of the Trust are offered continuously. From January 1, 2008 through November 30, 2008, PFPC Distributors, Inc. (“PFPC”) served as the distributor of HighMark Funds. The Distributor is a wholly-owned subsidiary of PFPC.

Under the terms of the Underwriting Agreement, the Distributor agrees to use efforts deemed appropriate by the Distributor to solicit orders for the sale of shares of the Trust and will undertake such advertising and promotions as it believes reasonable in connection with such solicitation.

To the extent that the Distributor receives fees under the distribution plan of a Fund adopted under Rule 12b-1 under the 1940 Act (a “Distribution Plan”), the Distributor will furnish or enter into arrangements with financial intermediaries for the furnishing of marketing or sales services or for providing services to shareholders of the Funds, pursuant to such plan. Moreover, to the extent that the Distributor receives shareholder services fees under any Shareholder Servicing Plan adopted by the Trust, the Distributor will furnish or enter into arrangements with others for the furnishing of shareholder support services with respect to the relevant shareholders of the Trust as may be required pursuant to such plan.

Shares of HighMark Funds are sold by the Distributor on behalf of the Trust. The Underwriting Agreement may continue in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Underwriting Agreement provides that the Distributor, in the absence of willful misfeasance, bad faith or negligence in the performance of its duties or of reckless disregard of its obligations and duties under the agreement, will not be liable to the Trust or the Funds’ shareholders for losses arising in connection with the sale of the Funds’ shares.

The Underwriting Agreement terminates automatically in the event of an assignment. The Underwriting Agreement is also terminable without payment of any penalty with respect to the Funds (i) by vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of a Fund’s Distribution Plan or in the Underwriting Agreement or by vote of a majority of the outstanding voting securities of the Funds on sixty (60) days’ written notice to the Distributor or (ii) by the Distributor on sixty (60) days’ written notice to the Funds.

From December 1, 2008 through July 31, 2009, Shares of HighMark Funds were sold on a continuous basis by the Distributor. For HighMark Funds’ fiscal year ended July 31, 2009, the Trust paid on behalf of the Funds the following amount of underwriting commissions to the Distributor:

	Fiscal Year Ended July 31, 2009
Fund*	Aggregate Amount of Underwriting Commissions	Amount Retained by Principal Underwriter
Balanced Fund	$3,648	$339
Cognitive Value Fund	6,958	556
Core Equity Fund	2,608	224
Enhanced Growth Fund	3,985	472
Equity Income Fund	2,430	170
Fundamental Equity Fund	0	0
Geneva Mid Cap Growth Fund	19,751	1,475
Geneva Small Cap Growth Fund	144	1
International Opportunities Fund	6,256	470
Large Cap Growth Fund	4,089	243
Large Cap Value Fund	15,121	1,234
NYSE Arca Tech 100 Index Fund	20,305	1,699
Small Cap Advantage Fund	3,496	389
Small Cap Value Fund	7,534	572
Value Momentum Fund	7,760	754
Bond Fund	26,735	1,862
Short Term Bond Fund	97,958	3,961
California Intermediate Tax-Free Bond Fund	159,428	9,722
National Intermediate Tax-Free Bond Fund	84,765	7,388
Wisconsin Tax-Exempt Fund	7,398	567
100% U.S. Treasury Money Market Fund	0	0
California Tax-Free Money Market Fund	0	0
Diversified Money Market Fund	0	0
Treasury Plus Money Market Fund	0	0
U.S. Government Money Market Fund	570	0
Income Plus Allocation Fund	30,757	2,888
Growth & Income Allocation Fund	63,285	5,778
Capital Growth Allocation Fund	62,260	5,747
Diversified Equity Allocation Fund	27,544	1,997

*	The Fundamental Equity Fund commenced operations on August 1, 2008, the Treasury Plus Money Market Fund commenced operations on August 14, 2008, each of the Equity Income Fund, the Geneva Mid Cap Growth Fund, the NYSE Arca Tech 100 Index Fund and the Wisconsin Tax-Exempt Fund commenced operations on June 8, 2009 and the Geneva Small Cap Growth Fund commenced operations on June 12, 2009, each after the end of HighMark Funds’ fiscal year ended July 31, 2008.

From January 1, 2008 through November 30, 2008, Shares of HighMark Funds were sold on a continuous basis by PFPC. For HighMark Funds’ fiscal years ended July 31, 2009 and July 31, 2008, the Trust paid on behalf of the Funds the following amount of underwriting commissions to PFPC:

	Fiscal Year Ended July 31, 2009		Fiscal Year Ended July 31, 2008
Fund*	Aggregate Amount of Underwriting Commissions	Amount Retained by Principal Underwriter	Aggregate Amount of Underwriting Commissions	Amount Retained by Principal Underwriter
Balanced Fund	$1,182	$121	$4,619	$266
Cognitive Value Fund	710	25	609	64
Core Equity Fund	21,562	1,096	1,884	112
Enhanced Growth Fund	460	54	1,950	178
Equity Income Fund	—	—	—	—
Fundamental Equity Fund	0	0	—	—
Geneva Mid Cap Growth Fund	—	—	—	—
Geneva Small Cap Growth Fund	—	—	—	—
International Opportunities Fund	14,649	1,336	67,765	6,322
Large Cap Growth Fund	1,788	62	5,713	261
Large Cap Value Fund	15,927	1,281	10,812	361
NYSE Arca Tech 100 Index Fund	—	—	—	—
Small Cap Advantage Fund	8,969	990	80	2
Small Cap Value Fund	9,814	881	28,316	1,446
Value Momentum Fund	3,993	325	11,567	768
Bond Fund	2,769	62	3,690	63
Short Term Bond Fund	1,568	6	810	0
California Intermediate Tax-Free Bond Fund	36,070	862	32,920	1,788
National Intermediate Tax-Free Bond Fund	7,875	818	3,672	334
Wisconsin Tax-Exempt Fund	—	—	—	—
100% U.S. Treasury Money Market Fund	0	0	0	0
California Tax-Free Money Market Fund	0	0	0	0
Diversified Money Market Fund	0	0	6,416	0
Treasury Plus Money Market Fund	0	0	—	—
U.S. Government Money Market Fund	2,055	0	31	0
Income Plus Allocation Fund	6,252	328	10,394	789
Growth & Income Allocation Fund	34,369	2,880	104,930	8,480
Capital Growth Allocation Fund	25,878	2,377	89,171	6,683
Diversified Equity Allocation Fund	9,063	882	27,406	2,419

*	The Fundamental Equity Fund commenced operations on August 1, 2008, the Treasury Plus Money Market Fund commenced operations on August 14, 2008, each of the Equity Income Fund, the Geneva Mid Cap Growth Fund, the NYSE Arca Tech 100 Index Fund and the Wisconsin Tax-Exempt Fund commenced operations on June 8, 2009 and the Geneva Small Cap Growth Fund commenced operations on June 12, 2009, each after the end of HighMark Funds’ fiscal year ended July 31, 2008.

Prior Distributor. Prior to January 1, 2008, SEI Investments Distribution Co., a wholly owned subsidiary of SEI Investments Company, served as distributor to the Funds pursuant to a distribution agreement dated February 15, 1997, as re-executed on January 30, 1998, between HighMark Funds and SEI Investments Distribution Co. (the “Prior Distribution Agreement”).

From February 15, 1997 through December 31, 2007, Shares of HighMark Funds were sold on a continuous basis by SEI Investments Distribution Co. For HighMark Funds’ fiscal years ended July 31, 2008 and July 31, 2007, the Trust paid on behalf of the Funds the following amount of underwriting commissions relating to SEI Investments Distribution Co.:

Fiscal Year Ended

	July 31, 2008		July 31, 2007
Fund*	Aggregate Amount of Underwriting Commissions	Amount Retained by Principal Underwriter	Aggregate Amount of Underwriting Commissions	Amount Retained by Principal Underwriter
Balanced Fund	$8,481	$824	$22,579	$2,115
Cognitive Value Fund	2,300	181	48,003	1,967
Core Equity Fund	3,303	79	63,010	2,653
Enhanced Growth Fund	3,764	295	2,491	259
Equity Income Fund	—	—	—	—
Fundamental Equity Fund	—	—	—	—
Geneva Mid Cap Growth Fund	—	—	—	—
Geneva Small Cap Growth Fund	—	—	—	—
International Opportunities Fund	56,800	5,113	143,359	12,927
Large Cap Growth Fund	3,453	168	18,200	979
Large Cap Value Fund	19,794	1,021	87,094	7,030
NYSE Arca Tech 100 Index Fund	—	—	—	—
Small Cap Advantage Fund	329	2	36,431	3,279
Small Cap Value Fund	40,303	1,897	175,973	9,626
Value Momentum Fund	7,290	435	43,984	3,171
Bond Fund	9,270	50	21,233	199
Short Term Bond Fund	0	0	844	3
California Intermediate Tax-Free Bond Fund	8,572	131	11,760	218
National Intermediate Tax-Free Bond Fund	5,929	1	1,607	155
Wisconsin Tax-Exempt Fund	—	—	—	—
100% U.S. Treasury Money Market Fund	0	0	0	0
California Tax-Free Money Market Fund	0	0	0	0
Diversified Money Market Fund	0	0	0	0
Treasury Plus Money Market Fund	—	—	—	—
U.S. Government Money Market Fund	332	0	560	0
Income Plus Allocation Fund	22,978	2,132	78,538	6,880
Growth & Income Allocation Fund	161,723	14,795	660,021	58,432
Capital Growth Allocation Fund	191,191	17,455	770,079	69,850
Diversified Equity Allocation Fund	27,244	1,926	103,117	7,824

*	The Diversified Equity Allocation Fund commenced operations on November 15, 2006 and the Small Cap Advantage Fund commenced operations on March 1, 2007, each after the end of HighMark Funds’ fiscal year ended July 31, 2006. The Fundamental Equity Fund commenced operations on August 1, 2008, the Treasury Plus Money Market Fund commenced operations on August 14, 2008, each of the Equity Income Fund, the Geneva Mid Cap Growth Fund, the NYSE Arca Tech 100 Index Fund and the Wisconsin Tax-Exempt Fund commenced operations on June 8, 2009 and the Geneva Small Cap Growth Fund commenced operations on June 12, 2009, each after the end of HighMark Funds’ fiscal year ended July 31, 2008.

The Distribution Plans. Pursuant to the Distribution Plans adopted by HighMark Funds, each Fund pays the Distributor as compensation for its services in connection with the Distribution Plans a distribution fee, computed daily and paid monthly, equal to twenty-five one-hundredths of one percent (0.25%) of the average daily net assets attributable to that Fund’s Class A Shares, pursuant to the Class A Distribution Plan; seventy-five one-hundredths of one percent (0.75%) of the average daily net assets attributable to that Fund’s Class B Shares, pursuant to the Class B Distribution Plan; and fifty-five one-hundredths of one percent (0.55%) of the average daily net assets attributable to that Fund’s Class S Shares, pursuant to the Class S Distribution Plan. Each of the Equity Funds and the Asset Allocation Portfolios pays a distribution fee equal to one percent (1.00%) of the average daily net assets attributable to that Fund’s Class C Shares, and each of the Fixed-Income Funds and the U.S. Government Money Market Fund pays a distribution fee equal to seventy-five one-hundredths of one percent (0.75%) of the average daily net assets attributable to that Fund’s Class C Shares, pursuant to the Class C Distribution Plan. Effective December 1, 2008, HMFD is compensated pursuant to HighMark Funds’ Distribution Plans as described herein. From January 1, 2008 through November 30, 2008, PFPC was compensated pursuant to HighMark Funds’ Distribution Plan as described herein.

For the fiscal year ended July 31, 2009, HMFD received the following distribution fees with respect to the sale of Class A Shares, Class B Shares, Class C Shares and Class S Shares from the following Funds:

	Class A Shares		Class B Shares		Class C Shares		Class S Shares
Fund*	Net Fees Paid	Additional Amount Waived	Net Fees Paid	Additional Amount Waived	Net Fees Paid	Additional Amount Waived	Net Fees Paid	Additional Amount Waived
Balanced Fund	$6,966	$—	$3,192	$—	$2,055	$—	$—	$—
Cognitive Value Fund	380	—	—	—	1,337	—	—	—
Core Equity Fund	3,415	—	4,787	—	3,514	—	—	—
Enhanced Growth Fund	756	—	—	—	762	—	—	—
Equity Income Fund	4,100	—	2,615	—	4,076	—	—	—
Fundamental Equity Fund	3	—	—	—	—	—	—	—
Geneva Mid Cap Growth Fund	52,558	—	7,907	—	20,423	—	—	—
Geneva Small Cap Growth	597	—	—	—	26	—	—	—
International Opportunities Fund	14,333	—	—	—	13,942	—	—	—
Large Cap Growth Fund	15,578	—	11,774	—	6,933	—	—	—
Large Cap Value Fund	38,083	—	4,636	—	20,096	—	—	—
NYSE Arca Tech 100 Index Fund	57,675	—	15,400	—	14,926	—	—	—
Small Cap Advantage Fund	414	—	—	—	526	—	—	—
Small Cap Value Fund	47,064	—	13,535	—	28,868	—	—	—
Value Momentum Fund	44,080	—	12,882	—	8,741	—	—	—
Bond Fund	44,113	—	16,787	—	2,663	—	—	—
Short Term Bond Fund	6,915	—	—	—	5,714	—	—	—
California Intermediate Tax-Free Bond Fund	65,862	—	11,004	—	14,840	—	—	—
National Intermediate Tax-Free Bond Fund	22,202	—	—	—	—	—	—	—
Wisconsin Tax-Exempt Fund	51,953	—	3,477	—	7,105	—	—	—
100% U.S. Treasury Money Market Fund	67	333,148	—	—	—	—	801	494,668
California Tax-Free Money Market Fund	1,049,736	152,836	—	—	—	—	117,596	26,878
Diversified Money Market Fund	1,636,913	—	—	—	—	—	1,044,207	4,024
Treasury Plus Money Market Fund	12,215	15,858	—	—	—	—	—	—
U.S. Government Money Market Fund	73,362	76,201	257	1,042	523	1,329	246,296	398,303
Income Plus Allocation Fund	8,483	—	—	—	20,095	—	—	—
Growth & Income Allocation Fund	37,279	—	—	—	95,303	—	—	—
Capital Growth Allocation Fund	36,664	—	—	—	83,294	—	—	—
Diversified Equity Allocation Fund	2,947	—	—	—	18,668	—	—	—

*	The Fundamental Equity Fund commenced operations on August 1, 2008, the Treasury Plus Money Market Fund commenced operations on August 14, 2008, each of the Equity Income Fund, the Geneva Mid Cap Growth Fund, the NYSE Arca Tech 100 Index Fund and the Wisconsin Tax-Exempt Fund commenced operations on June 8, 2009 and the Geneva Small Cap Growth Fund commenced operations on June 12, 2009, each after the end of HighMark Funds’ fiscal year ended July 31, 2008.

For the fiscal year ended July 31, 2009, PFPC received the following distribution fees with respect to the sale of Class A Shares, Class B Shares, Class C Shares and Class S Shares from the following Funds:

	Class A Shares		Class B Shares		Class C Shares		Class S Shares
Fund*	Net Fees Paid	Additional Amount Waived	Net Fees Paid	Additional Amount Waived	Net Fees Paid	Additional Amount Waived	Net Fees Paid	Additional Amount Waived
Balanced Fund	$3,422	$—	$2,598	$—	$1,105	$—	$—	$—
Cognitive Value Fund	342	—	—	—	296	—	—	—
Core Equity Fund	2,459	—	3,736	—	1,988	—	—	—
Enhanced Growth Fund	366	—	—	—	679	—	—	—
Equity Income Fund	—	—	—	—	—	—	—	—
Fundamental Equity Fund	—	—	—	—	—	—	—	—
Geneva Mid Cap Growth Fund	—	—	—	—	—	—	—	—
Geneva Small Cap Growth	—	—	—	—	—	—	—	—
International Opportunities Fund	10,738	—	—	—	11,507	—	—	—
Large Cap Growth Fund	8,220	—	6,525	—	2,252	—	—	—
Large Cap Value Fund	28,629	—	2,633	—	14,809	—	—	—
NYSE Arca Tech 100 Index Fund	—	—	—	—	—	—	—	—
Small Cap Advantage Fund	211	—	—	—	393	—	—	—
Small Cap Value Fund	26,397	—	11,678	—	23,126	—	—	—
Value Momentum Fund	17,167	—	7,692	—	4,159	—	—	—
Bond Fund	24,882	—	10,176	—	487	—	—	—
Short Term Bond Fund	330	—	—	—	1,060	—	—	—
California Intermediate Tax-Free Bond Fund	25,216	—	7,155	—	4,132	—	—	—
National Intermediate Tax-Free Bond Fund	6,391	—	—	—	—	—	—	—
Wisconsin Tax-Exempt Fund	—	—	—	—	—	—	—	—
100% U.S. Treasury Money Market Fund	125,077	15,707	—	—	—	—	267,648	72,246
California Tax-Free Money Market Fund	612,908	—	—	—	—	—	76,543	—
Diversified Money Market Fund	766,187	—	—	—	—	—	649,439	—
Treasury Plus Money Market Fund	12,361	—	—	—	—	—	—	—
U.S. Government Money Market Fund	88,147	—	492	4	747	—	320,226	—
Income Plus Allocation Fund	3,994	—	—	—	10,210	—	—	—
Growth & Income Allocation Fund	26,936	—	—	—	58,545	—	—	—
Capital Growth Allocation Fund	27,134	—	—	—	57,085	—	—	—
Diversified Equity Allocation Fund	1,783	—	—	—	6,690	—	—	—

*	The Fundamental Equity Fund commenced operations on August 1, 2008, the Treasury Plus Money Market Fund commenced operations on August 14, 2008, each of the Equity Income Fund, the Geneva Mid Cap Growth Fund, the NYSE Arca Tech 100 Index Fund and the Wisconsin Tax-Exempt Fund commenced operations on June 8, 2009 and the Geneva Small Cap Growth Fund commenced operations on June 12, 2009, each after the end of HighMark Funds’ fiscal year ended July 31, 2008.

The Distributor may use the distribution fee applicable to a Fund’s Class A, Class B, Class C and Class S Shares to provide distribution assistance with respect to the sale of the Fund’s Class A, Class B, Class C and Class S Shares or to provide shareholder services to the holders of the Fund’s Class A, Class B, Class C and Class S Shares. The Distributor may also use the distribution fee (i) to pay financial institutions and intermediaries (such as insurance companies and investment counselors but not including banks and savings and loan associations), broker-dealers, and the Distributor’s affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the distribution of a Fund’s Class A, Class B, Class C and Class S Shares to their customers or (ii) to pay banks, savings and loan associations, other financial institutions and intermediaries, broker-dealers, and the Distributor’s affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the provision of shareholder services to their customers owning a Fund’s Class A, Class B, Class C and Class S Shares. In addition, the Distributor may use the distribution fee on Class A Shares to pay (i) compensation to its registered representatives and to sales personnel who are involved in the distribution of a Fund’s Shares or the provision of shareholder services with respect to a Fund’s Shares and (ii) expenses, including overhead, allocable to the activities of such representatives and personnel (including, in instances in which such representatives and personnel are employees of entities other than the Distributor, reimbursement by the Distributor to such entities of amounts paid as such compensation by such entities and related expenses, including overhead, incurred by such entities in connection with the employment and activities of such persons). All payments by the Distributor for distribution assistance or shareholder services under the Distribution Plans will be made pursuant to an agreement between the Distributor and such bank, savings and loan association, other financial institution or intermediary, broker-dealer, or affiliate or subsidiary of the Distributor (a “Servicing Agreement”; banks, savings and loan associations, other financial institutions and intermediaries, broker-dealers, or the Distributor’s affiliates and subsidiaries that may enter into a Servicing Agreement are hereinafter referred to individually as a “Participating Organization”). A Participating Organization may include UB, its subsidiaries and its affiliates.

Participating Organizations may charge customers fees in connection with investments in a Fund on their customers’ behalf. Such fees would be in addition to any amounts the Participating Organization may receive pursuant to its Servicing Agreement. Under the terms of the Servicing Agreements, Participating Organizations are required to provide their customers with a schedule of fees charged directly to such customers in connection with investments in a Fund. Customers of Participating Organizations should read this Prospectus in light of the terms governing their accounts with the Participating Organization.

The distribution fees under the Distribution Plans will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular year by the Distributor in connection with distribution assistance or shareholder services rendered by the Distributor itself or incurred by the Distributor pursuant to the Servicing Agreements entered into under the Distribution Plans. The Distributor may from time to time voluntarily reduce its distribution fees with respect to a Fund in significant amounts for substantial periods of time pursuant to an agreement with HighMark Funds. While there can be no assurance that the Distributor will choose to make such an agreement, any voluntary reduction in the Distributor’s distribution fees would lower such Fund’s expenses, and thus increase such Fund’s yield and total returns, during the period such voluntary reductions were in effect.

In accordance with Rule 12b-1 under the 1940 Act, the Distribution Plans may be terminated with respect to any Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Class A, Class B, Class C or Class S Shares of that Fund. The Distribution Plans may be amended by vote of HighMark Funds’ Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in a Distribution Plan that would materially increase the distribution fee with respect to a class of Shares of a Fund requires the approval of the shareholders of such class of Shares of the Fund. HighMark Funds’ Board of Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Distribution Plans (including amounts expended by the Distributor to Participating Organizations pursuant to the Servicing Agreements entered into under the Distribution Plans) indicating the purposes for which such expenditures were made.

Each Distribution Plan provides that it will continue in effect with respect to each Fund for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of the entire Board of Trustees, cast in person at a meeting called for such purpose. For so long as each of the Distribution Plans remains in effect, the selection and nomination of those trustees who are not “interested persons” of HighMark Funds (as defined in the 1940 Act) shall be committed to the discretion of the Independent Trustees.

Transfer Agent and Custodian Services

Boston Financial Data Services, Inc. (“BFDS”) 30 Dan Road, Canton, MA, 02021, performs transfer agency services for the Funds pursuant to a transfer agency and shareholder service agreement with HighMark Funds dated as of August 1, 2009, (the “Transfer Agency Agreement”). Pursuant to the Transfer Agency Agreement, BFDS processes purchases and redemptions of each Fund’s Shares and maintains each Fund’s shareholder transfer and accounting records, such as the history of purchases, redemptions, dividend distributions, and similar transactions in a shareholder’s account.

Under the Transfer Agency Agreement, HighMark Funds has agreed to pay BFDS the following Annual Account Service Fees:

a)	Basis point fee – at an annual rate of 0.0075% on the first $6 billion in assets, 0.0065% on the next $2 billion in assets and 0.0055% on assets over $8 billion.

b)	CUSIP base fee – $1,500.00 per CUSIP.

c)	Open account maintenance fee – $12.00 per direct account and $4.75 per broker controlled account.

d)	Closed account maintenance fee – $1.95 per account.

The Annual Account Service Fee is subject to an annual complex minimum fee. HighMark Funds has also agreed to pay BFDS automated work distributor license and remote processing fees, plus certain reimbursable expenses. In addition, there is an annual IRA custodial fee of $10.00 per social security number paid by the shareholder. Effective January 1, 2010, the annual IRA custodial fee will increase to $15.00 per social security number.

UB, 350 California Street, San Francisco, CA, 94104, serves as custodian to the Funds pursuant to a custodian agreement with HighMark Funds dated as of December 5, 2001 (the “Custodian Agreement”). Under the Custodian Agreement, UB’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on each Fund’s investments.

Under the Custodian Agreement effective August 1, 2009, HighMark Funds has agreed to pay UB a domestic custodian fee with respect to each Fund at an annual rate of 0.00625% of the Fund’s average daily net assets. UB is also entitled to be reimbursed by HighMark Funds for its reasonable out-of-pocket expenses incurred in the performance of its duties under the Custodian Agreement. Global custody fees shall be determined on an asset and transaction basis, based on a security’s country of domicile. Prior to August 1, 2009, HighMark Funds paid UB a domestic custodian fee at an annual rate of 0.01% of the Fund’s average daily net assets. Global custody fees were determined on an assets and transaction basis, based on a security’s country of domicile, and were at the same or higher rates.

Independent Registered Public Accounting Firm

The Funds’ independent registered public accounting firm, Deloitte & Touche LLP, 1700 Market Street, Philadelphia, PA 19103 provides audit and tax services to the Funds.

Legal Counsel

Ropes & Gray LLP, One Embarcadero Center, Suite 2200, San Francisco, CA 94111 is legal counsel to HighMark Funds.

ADDITIONAL INFORMATION

Proxy Voting Policies and Procedures

The Board of Trustees of HighMark Funds has delegated the authority to vote proxies on behalf of the Funds that own voting securities to HCM. The Board of Trustees has authorized HCM to delegate proxy voting authority with respect to a Fund to that Fund’s sub-adviser. Descriptions of the proxy voting policies and procedures of HCM and each of the sub-advisers are attached as Appendix B. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 will be available as of August 31 of each year (1) without charge, upon request, by calling toll free, 1-800-433-6884 or on or through HighMark Funds’ website at www.highmarkfunds.com and (2) on the SEC’s website at http://www.sec.gov.

Description of Shares

HighMark Funds is a Massachusetts business trust. HighMark Funds’ Declaration of Trust was originally filed with the Secretary of State of The Commonwealth of Massachusetts on March 10, 1987. The Declaration of Trust, as amended, authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest, without par value. HighMark Funds’ Declaration of Trust, as amended, further authorizes the Board of Trustees to establish one or more series of Shares of HighMark Funds, and to classify or reclassify the Shares of any series into one or more classes by setting or changing in any one or more respects the preferences, designations, conversion or other rights, restrictions, limitations as to dividends, conditions of redemption, qualifications or other terms applicable to the Shares of such class, subject to those matters expressly provided for in the Declaration of Trust, as amended, with respect to the Shares of each series of HighMark Funds. HighMark Funds presently consists of twenty-nine series of Shares, representing units of beneficial interest in the Balanced Fund, the Cognitive Value Fund, the Core Equity Fund, the Enhanced Growth Fund, the Equity Income Fund, the Fundamental Equity Fund, the Geneva Mid Cap Growth Fund, the Geneva Small Cap Growth Fund, the International Opportunities Fund, the Large Cap Growth Fund, the Large Cap Value Fund, the NYSE Arca Tech 100 Index Fund, the Small Cap Advantage Fund, the Small Cap Value Fund, the Value Momentum Fund, the Bond Fund, the Short Term Bond Fund, the California Intermediate Tax-Free Bond Fund, the National Intermediate Tax-Free Bond Fund, the Wisconsin Tax-Exempt Fund, the 100% U.S. Treasury Money Market Fund, the California Tax-Free Money Market Fund, the Diversified Money Market Fund, the Treasury Plus Money Market Fund, the U.S. Government Money Market Fund, the Income Plus Allocation Fund, the Growth & Income Allocation Fund, the Capital Growth Allocation Fund and the Diversified Equity Allocation Fund. Pursuant to a Multiple Class Plan on file with the SEC permitting the issuance and sale of six classes of Shares in selected Funds, Shares of such Funds may, from time to time, be divided into as many as six classes of Shares, designated Class A, Class B, Class C, Class M, Class S and Fiduciary Shares. Effective January 31, 2004, the Class B Shares are not being offered for purchase except to existing investors in connection with the reinvestment of dividends on previously acquired Class B Shares or the exchange of Class B Shares of one Fund for Class B Shares of another Fund. The Trustees of HighMark Funds have determined that currently no conflict of interest exists among the Class A, Class B, Class C, Class M, Class S and Fiduciary Shares. On an ongoing basis, the Trustees of HighMark Funds, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this Statement of Additional Information, HighMark Funds’ Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of HighMark Funds, shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund that are available for distribution. Upon liquidation or dissolution of HighMark Funds, shareholders of each class of a Fund are entitled to receive the net assets of the Fund attributable to such class.

As used in the Prospectuses and in this Statement of Additional Information, “assets belonging to a Fund” means the consideration received by HighMark Funds upon the issuance or sale of Shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of HighMark Funds not readily identified as belonging to a particular

Fund that are allocated to that Fund by HighMark Funds’ Board of Trustees. Such allocations of general assets may be made in any manner deemed fair and equitable, and it is anticipated that the Board of Trustees will use the relative NAVs of the respective Funds at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses of that Fund, and with a share of the general liabilities and expenses of HighMark Funds not readily identified as belonging to a particular Fund that are allocated to that Fund in proportion to the relative NAVs of the respective Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of HighMark Funds to particular Funds will be determined by the Board of Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as HighMark Funds shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund.

Under Rule 18f-2, the approval of an investment advisory agreement or any change in fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent registered public accounting firms, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of HighMark Funds voting without regard to series.

Although not governed by Rule 18f-2, Retail Shares and Class S Shares of a Fund have exclusive voting rights with respect to matters pertaining to the Fund’s Distribution Plans.

Shareholder and Trustee Liability

Under Massachusetts law, holders of units of interest in a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, HighMark Funds’ Declaration of Trust, as amended, provides that shareholders shall not be subject to any personal liability for the obligations of HighMark Funds, and that every written agreement, obligation, instrument, or undertaking made by HighMark Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust, as amended, provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Declaration of Trust, as amended, also provides that HighMark Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of HighMark Funds, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which HighMark Funds itself would be unable to meet its obligations.

The Declaration of Trust, as amended, states further that no Trustee, officer, or agent of HighMark Funds shall be personally liable in connection with the administration or preservation of the assets of the trust or the conduct of HighMark Funds’ business, nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust, as amended, also provides that all persons having any claim against the Trustees or HighMark Funds shall look solely to the assets of the trust for payment.

Miscellaneous

Shareholders are entitled to one vote for each Share held in a Fund as determined on the record date for any action requiring a vote by the shareholders, and a proportionate fractional vote for each fractional Share held. Shareholders of HighMark Funds will vote in the aggregate and not by series or class except (i) as otherwise expressly required by law or when HighMark Funds’ Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or particular class, and (ii) only the Retail Shares or Class S Shares covered under a particular Distribution Plan will be entitled to vote on matters submitted to a shareholder vote relating to such Distribution Plan. HighMark Funds is not required to hold regular annual meetings of shareholders, but may hold special meetings from time to time.

HighMark Funds’ Trustees are elected by HighMark Funds’ shareholders, except that vacancies may be filled by vote of the Board of Trustees. HighMark Funds is not required to hold meetings of shareholders for the purpose of electing Trustees except that (i) HighMark Funds is required to hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of Shares representing two-thirds of the outstanding Shares of HighMark Funds at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of Shares representing not less than 10% of the outstanding Shares of HighMark Funds. Upon written request by the holders of Shares representing 1% of the outstanding Shares of HighMark Funds stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, HighMark Funds will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

HighMark Funds is registered with the SEC as a management investment company. Such registration does not involve supervision by the SEC of the management or policies of HighMark Funds.

The Prospectuses and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC’s website at www.sec.gov.

The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made.

No salesperson, dealer, or other person is authorized to give any information or make any representation regarding the securities described herein other than information or representations contained in the Prospectus and this Statement of Additional Information.

License Information. “Archipelago®”, “ARCA®”, “ARCAEX®”, “NYSE® “, “NYSE ARCASM” and “NYSE Arca Tech 100SM” are trademarks of the NYSE Group, Inc. and Archipelago Holdings, Inc. and have been licensed for use by HighMark Funds. The NYSE Arca Tech 100 Index Fund is not sponsored, endorsed, sold or promoted by Archipelago Holdings, Inc. or by NYSE Group, Inc. Neither Archipelago Holdings, Inc. nor NYSE Group, Inc. makes any representation or warranty regarding the advisability of investing in securities generally, the NYSE Arca Tech 100 Index Fund particularly or the ability of the NYSE Arca Tech 100 Index to track general stock market performance.

ARCHIPELAGO HOLDINGS, INC. (“ARCA”) MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE NYSE ARCA TECH 100 INDEX OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL ARCA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The July 31, 2009 Annual Report to Shareholders of HighMark Funds is incorporated herein by reference. This Report includes audited financial statements for the fiscal year ended July 31, 2009. Upon the incorporation by reference herein of such Annual Report, the opinion in such Annual Report of independent accountants is incorporated herein by reference and such Annual Report’s financial statements are incorporated by reference herein in reliance upon the authority of such accountants as experts in auditing and accounting.

The Prospectuses and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made.

No salesperson, dealer, or other person is authorized to give any information or make any representation regarding the securities described herein other than information or representations contained in the Prospectuses and this Statement of Additional Information.

As of October 31, 2009, HighMark Funds believes that the Trustees and officers of HighMark Funds, as a group, owned less than one percent of the Shares of each of the Funds of HighMark Funds, except HighMark Geneva Small Cap Growth Fund. The following table sets forth, as of October 31, 2009, the beneficial ownership of outstanding Shares of any class of Shares of HighMark Geneva Small Cap Growth Fund of (1) each Trustee and executive officer of HighMark Funds and (2) all of the Trustees and officers of HighMark Funds as a group.

NAME OF BENEFICIAL OWNER	SHARE CLASS	NUMBER OF SHARES OWNED	PERCENT OF CLASS
David Benkert		NONE	0
Thomas L. Braje		NONE	0
Colleen Cummings		NONE	0
Evelyn Dilsaver		NONE	0
David A. Goldfarb		NONE	0
Carol Gould		NONE	0
R. Gregory Knopf		NONE	0
Earle A. Malm II	Fiduciary	25,354.970	18.93%
Michael L. Noel		NONE	0
Pamela O’Donnell	C Fiduciary	60.428 84.474	1.8% 0.06%
Catherine M. Vacca		NONE	0
Robert M. Whitler		NONE	0
All Trustees and officers as a group	Fiduciary C	25,439.444 60.428	18.99% 1.8%

As of October 29, 2009, HighMark Cap Growth Allocation CU owned 26.35% of the outstanding voting securities of the HighMark Fundamental Equity Fund, the PAS Small Cap FOF owned 28.85% of the outstanding voting securities of the HighMark Small Cap Value Fund and the Union Bank 401 (K) Plan owned 26.27% of the outstanding voting securities of the HighMark Value Momentum Fund.

The following table indicates the percentage of Fiduciary Shares of each Fund for which HighMark Funds believes UB was the shareholder of record and the percentage of Fiduciary Shares of each Fund over which HighMark Funds believes UB and/or HCM had investment authority as of October 29, 2009:

Fund	UB’s shareholder of record % of Fiduciary Shares	UB and/or HCM’s investment authority with respect to % of Fiduciary Shares
Balanced Fund	0.00%	0.00%
Cognitive Value Fund	0.00%	98.91%
Core Equity Fund	0.00%	99.74%
Enhanced Growth Fund	0.00%	91.41%
Equity Income Fund	0.00%	0.00%
Fundamental Equity Fund	0.00%	100.00%
Geneva Mid Cap Growth Fund	0.00%	75.50%
Geneva Small Cap Growth Fund	0.00%	81.01%
International Opportunities Fund	0.00%	87.09%
Large Cap Growth Fund	0.00%	72.75%
Large Cap Value Fund	0.00%	30.40%
NYSE Arca Tech 100 Index Fund	0.00%	0.00%
Small Cap Advantage Fund	0.00%	99.84%
Small Cap Value Fund	0.00%	42.21%
Value Momentum Fund	0.00%	32.56%
Bond Fund	0.00%	72.50%
California Intermediate Tax-Free Bond Fund	0.00%	77.70%
National Intermediate Tax-Free Bond Fund	0.00%	76.51%
Short Term Bond Fund	0.00%	75.71%
Wisconsin Tax Exempt Fund	0.00%	0.00%
100% U.S. Treasury Money Market Fund	96.14%	13.80%
California Tax-Free Money Market Fund	99.56%	52.87%
Diversified Money Market Fund	84.00%	34.07%
Treasury Plus Money Market Fund	100.00%	2.60%
U.S. Government Money Market Fund	96.87%	29.54%
Income Plus Allocation Fund	0.00%	0.00%
Growth & Income Allocation Fund	0.00%	0.00%
Capital Growth Allocation Fund	0.00%	0.00%
Diversified Equity Allocation Fund	0.00%	0.00%

The table below indicates each additional person known by HighMark Funds to own of record or beneficially 5% or more of the Shares of the following Funds of HighMark Funds as of October 29, 2009.

5% OR MORE OWNERS

BALANCED FUND – CLASS B SHARES

Name and Address	Percentage of Ownership of Record
NFS LLC FEBO	8.56%
Union Bank Cust
IRA Rollover
FBO Joseph J Bremm
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

NFS LLC FEBO	8.77%
Union Bank Cust
IRA Rollover
FBO Waichiro Miki
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

BALANCED FUND – CLASS C SHARES

Name and Address	Percentage of Ownership of Record
Robert J Boyce &	5.42%
Karen Boyce JTWROS
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

State Street Bank & Trust Co Cust	5.26%
Roth Contribution IRA
Christine Dreesen
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

NFS LLC FEBO	7.87%
NFS/FMTC IRA
FBO Arthur J Furtney Jr
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

Janney Montgomery Scott LLC	5.45%
Gertrude Kimball (IRA-Roll)
1801 Market Street
Philadelphia, PA 19103-1628
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

Stan Mandell TTEE	38.10%
UTD FBO
Isaac Rodriguez Spec Needs Tr
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

Janney Montgomery Scott LLC	5.63%
Carol G. Hood (IRA)
1801 Market Street
Philadelphia, PA 19103-1628

LPL Financial Services	10.45%
9785 Towne Centre Drive
San Diego, CA 92121-1968

BALANCED FUND – FIDUCIARY SHARES

Name and Address	Percentage of Ownership of Record
PIMS/Prudential Retirement	19.93%
As Nominee for the TTEE/Cust PL 820
Makita U.S.A., Inc.
14930 Northam St
La Mirada, CA 90638-5749

PIMS/Prudential Retirement	24.61%
As Nominee for the TTEE/Cust PL 820
Bank of Tokyo-Mitsubishi UFJ
1251 Avenue of The Americas
New York, NY 10020-1104

PIMS/Prudential Retirement	5.37%
As Nominee for the TTEE/Cust PL 820
Bk of Tokyo-Mitsubishi UFJ Ltd
111 Huntington Ave Ste 400
Boston MA 02199-7610

SEI Private Trust	7.34%
c/o Union Bank ID 797
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks PA 19456-9989

COGNITIVE VALUE FUND – CLASS A SHARES

Name and Address	Percentage of Ownership of Record
Pershing LLC	7.34%
(5-2)
P O Box 2052
Jersey City, NJ 07303-2052

Raymond James & Assoc Inc	5.28%
FBO Barbara Bruno-McLaughlin
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

Pershing LLC	6.38%
(8-3)
P O Box 2052
Jersey City, NJ 07303-2052

Pershing LLC	6.44%
(0-6)
P O Box 2052
Jersey City, NJ 07303-2052

Pershing LLC	6.80%
(2-2)
P O Box 2052
Jersey City, NJ 07303-2052

COGNITIVE VALUE FUND – CLASS C SHARES

Name and Address	Percentage of Ownership of Record
Raymond James & Assoc Inc CSDN	5.27%
FBO M. Kaye Whatley IRA
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

Raymond James & Assoc Inc CSDN	13.82%
FBO James A Whatley IRA
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

Ridge Clearing and Outsourcing	8.87%
FBO XXX-XXXXX-16
2 Journal Sq. Plaza
Jersey City NJ 07306-4001

Ridge Clearing and Outsourcing	6.21%
FBO XXX-XXXXX-13
2 Journal Sq. Plaza
Jersey City NJ 07306-4001

LPL Financial Services	19.68%
9785 Towne Centre Drive
San Diego, CA 92121-1968

COGNITIVE VALUE FUND – CLASS M SHARES

Name and Address	Percentage of Ownership of Record
Charles Schwab & Co Inc	16.66%
Special Custody Acct FBO Customers
Attn Mutual Funds
101 Montgomery St
San Francisco CA 94104-4151

SEI Private Trust Company	6.01%
c/o Union Bank of Calif ID797 R/R
FBO
Attn: Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456-9989

Name and Address	Percentage of Beneficial Ownership
Arlin Trust TA/I	6.01%
SEI Private Trust Company
c/o Union Bank of Calif ID 797 R/R
Attn: Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456-9989

COGNITIVE VALUE FUND – FIDUCIARY SHARES

Name and Address	Percentage of Ownership of Record
SEI Private Trust Company	12.64%
(0-9)
c/o Union Bank ID 797
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks, PA 19456-9989

SEI Private Trust Company	25.35%
c/o Union Bank ID 797
FBO XXXXXXXX70
One Freedom Valley Drive
Oaks, PA 19456-9989

SEI Private Trust Company	30.24%
c/o Union Bank ID 797
FBO XXXXXXXX80
One Freedom Valley Drive
Oaks, PA 19456-9989

SEI Private Trust Company	5.31%
c/o Union Bank ID 797
FBO XXXXXXXX20
One Freedom Valley Drive
Oaks, PA 19456-9989

SEI Private Trust Company	21.63%
(0-6)
c/o Union Bank ID 797
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks, PA 19456-9989

Name and Address	Percentage of Beneficial Ownership
HighMark Cap Growth Allocation CU	30.24%
SEI Private Trust Company
c/o Union Bank ID 797
One Freedom Valley Drive
Oaks, PA 19456-9989

HighMark Grth Inc Allocation CU	25.35%
SEI Private Trust Company
c/o Union Bank ID 797
One Freedom Valley Drive
Oaks, PA 19456-9989

Foley, Edward T Trust B – Irrev Tr.	21.63%
SEI Private Trust Company
c/o Union Bank ID 797
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks, PA 19456-9989

HighMark Div Equity Allocation Fund	5.31%
SEI Private Trust Company
c/o Union Bank ID 797
One Freedom Valley Drive
Oaks, PA 19456-9989

CORE EQUITY FUND – CLASS A SHARES

Name and Address	Percentage of Ownership of Record
State Street Bank & Trust Co	13.26%
Cust for the IRA of Earl Lowery
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

CORE EQUITY FUND – CLASS B SHARES

Name and Address	Percentage of Ownership of Record
NFS LLC FEBO	6.75%
Anthony Thomas Urban
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

NFS LLC FEBO	5.15%
Union Bank Cust
IRA Sepp
FBO Nourollah B Ghorbani
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

NFS LLC FEBO	7.17%
Job York Pok Chan
Lily Chau Hung Chan
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

CORE EQUITY FUND – CLASS C SHARES

Name and Address	Percentage of Ownership of Record
State Street Bank & Trust Co Cust	5.26%
Roth Contribution IRA
FBO Kristy M Lamb
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

Marilyn Paller TTEE
Marilyn & Leonard Paller	12.35%
B Q-Tip Tr UA DTD
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

Raymond James & Assoc Inc CSDN	5.34%
FBO David Gaither Sr IRA
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

Raymond James & Assoc Inc	6.85%
FBO Mary N Denny
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

CORE EQUITY FUND – FIDUCIARY SHARES

Name and Address	Percentage of Ownership of Record
SEI Private Trust Company	52.48%
(1-7)
c/o Union Bank ID 797
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks PA 19456-9989

SEI Private Trust Company	6.30%
(2-0)
c/o Union Bank ID 797
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks PA 19456-9989

SEI Private Trust Company	16.59%
(3-3)
c/o Union Bank ID 797
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks PA 19456-9989

SEI Private Trust Company	8.70%
c/o Union Bank ID 797
FBO XXXXXXXX70
One Freedom Valley Drive
Oaks PA 19456-9989

SEI Private Trust Company	11.65%
c/o Union Bank ID 797
FBO XXXXXXXX80
One Freedom Valley Drive
Oaks PA 19456-9989

Name and Address	Percentage of Beneficial Ownership
HighMark Cap Growth Allocation CU	11.65%
SEI Private Trust Company
c/o Union Bank ID 797
One Freedom Valley Drive
Oaks, PA 19456-9989

HighMark Grth Inc Allocation CU	8.70%
SEI Private Trust Company
c/o Union Bank ID 797
One Freedom Valley Drive
Oaks, PA 19456-9989

The Swall Foundation	6.18%
SEI Private Trust Company
c/o Union Bank ID 797
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks PA 19456-9989

Epson America, Inc.	5.15%
SEI Private Trust Company
c/o Union Bank ID 797
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks PA 19456-9989

ENHANCED GROWTH FUND – CLASS A SHARES

Name and Address	Percentage of Ownership of Record
Pershing LLC	5.35%
P O Box 2052
Jersey City, NJ 07303-2052

ENHANCED GROWTH FUND – CLASS C SHARES

Name and Address	Percentage of Ownership of Record
Ronald D Kouchi	11.04%
Beneficiary on File
Subject to BFDS TOD Rules
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

State Street Bank & Trust Co	9.06%
Cust for the IRA of
Janice Risseeuw DCD
FBO Cynthia Strange
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

State Street Bank & Trust Co	9.37%
Cust for the Rollover IRA
Vicki Ball
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

State Street Bank & Trust Co	5.31%
Cust for the Rollover IRA
FBO Matthew Ball
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

State Street Bank & Trust Co	8.48%
Cust for the IRA R/O
Rhonda Brown
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

LPL Financial Services	13.63%
9785 Towne Centre Drive
San Diego, CA 92121-1968

Pershing LLC	7.25%
P. O. Box 2052
Jersey City, NJ 07303-2052

RBC Capital Markets Corp FBO	28.49%
Sylvan Leabman TTEE
Jewish Family Servic
U/A DTD
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

ENHANCED GROWTH FUND – CLASS M SHARES

Name and Address	Percentage of Ownership of Record
Charles Schwab & Co Inc	16.93%
Special Custody Acct FBO Customers
101 Montgomery St
San Francisco CA 94104-4151

SEI Private Trust Company	5.46%
c/o Union Bank of Calif ID797 R/R
FBO
Attn: Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

Name and Address	Percentage of Beneficial Ownership
Arlin Trust TA/I	5.46%
SEI Private Trust Company
c/o Union Bank of Calif ID797 R/R
Attn: Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

ENHANCED GROWTH FUND – FIDUCIARY SHARES

Name and Address	Percentage of Ownership of Record
SEI Private Trust Company	33.76%
c/o Union Bank ID 797
FBO XXXXXXXX70
One Freedom Valley Drive
Oaks, PA 19456-9989

SEI Private Trust Company	44.20%
c/o Union Bank ID 797
FBO XXXXXXXX80
One Freedom Valley Drive
Oaks, PA 19456-9989

SEI Private Trust Company	8.83%
c/o Union Bank ID 797
FBO XXXXXXXX20
One Freedom Valley Drive
Oaks, PA 19456-9989

Name and Address	Percentage of Beneficial Ownership
HighMark Cap Growth Allocation CU	44.20%
SEI Private Trust Company
c/o Union Bank ID 797
One Freedom Valley Drive
Oaks, PA 19456-9989

HighMark Grth Inc Allocation CU	33.76%
SEI Private Trust Company
c/o Union Bank ID 797
One Freedom Valley Drive
Oaks, PA 19456-9989

HighMark Div Equity Allocation Fund	8.83%
SEI Private Trust Company
c/o Union Bank ID 797
One Freedom Valley Drive
Oaks, PA 19456-9989

EQUITY INCOME FUND – CLASS A SHARES

Name and Address	Percentage of Ownership of Record
NFS LLC FEBO	5.45%
Marshall & Ilsley Trust Co. NA
FBO Bank 98 Dly Rcrdkpg
Attn: Mut Funds 11270 W Park Pl Ste 400
Milwaukee, WI 53224-3638

EQUITY INCOME FUND – FIDUCIARY SHARES

Name and Address	Percentage of Ownership of Record
Raymond James & Assoc Inc	100.00%
FBO Sharon Desande TTEE U/A DTD
Desande Family Trust
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

FUNDAMENTAL EQUITY FUND – CLASS A SHARES

Name and Address	Percentage of Ownership of Record
Pershing LLC	51.83%
P O Box 2052
Jersey City NJ 07303-2052

NFS LLC FBO	47.84%
Virginia & Jonathan Wright TTEE
Barbara Mae Cook 1992 Rev
Living Tr U/A
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

FUNDAMENTAL EQUITY FUND – CLASS C SHARES

Name and Address	Percentage of Ownership of Record
NFS LLC FBO	69.48%
JPMorgan Chase Bank N A as Cu
IRA Rollover
FBO Frederick Johnson
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

Edward D Jones & Co Custodian	29.42%
FBO Larry L Morrison SR IRA
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

FUNDAMENTAL EQUITY FUND – FIDUCIARY SHARES

Name and Address	Percentage of Ownership of Record
SEI Private Trust Company	38.45%
c/o Union Bank ID 797
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks PA 19456-9989

SEI Private Trust Company	19.78%
c/o Union Bank ID 797
FBO XXXXXXXX70
One Freedom Valley Drive
Oaks PA 19456-9989

SEI Private Trust Company	26.37%
c/o Union Bank ID 797
FBO XXXXXXXX80
One Freedom Valley Drive
Oaks PA 19456-9989

SEI Private Trust Company	5.07%
c/o Union Bank ID 797
FBO XXXXXXXX20
One Freedom Valley Drive
Oaks PA 19456-9989

Name and Address	Percentage of Beneficial Ownership
HighMark Cap Growth Allocation CU	26.37%
SEI Private Trust Company
c/o Union Bank ID 797
One Freedom Valley Drive
Oaks, PA 19456-9989

HighMark Grth Inc Allocation CU	19.78%
SEI Private Trust Company
c/o Union Bank ID 797
One Freedom Valley Drive
Oaks, PA 19456-9989

HighMark Div Equity Allocation Fund	5.07%
SEI Private Trust Company
c/o Union Bank ID 797
One Freedom Valley Drive
Oaks, PA 19456-9989

GENEVA MID CAP GROWTH FUND – CLASS A SHARES

Name and Address	Percentage of Ownership of Record
Charles Schwab & Co Inc	17.59%
Special Custody Account For The
Benefit of Customers – Attn Mutual Funds
101 Montgomery Street
San Francisco, CA 94101-4151

Prudential Investment Management	18.21%
Services FBO Mutual Fund Clients
100 Mulberry Street
3 Gateway Center FL 11
Mail Stop NJ 05-11-20
Newark, NJ 07102-4000

GENEVA MID CAP GROWTH FUND – FIDUCIARY SHARES

Name and Address	Percentage of Ownership of Record
NFS LLC FEBO	6.87%
Michael A Fonzo
Michael A Fonzo TTEE
U/A
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

c/o Union Bank ID 797	11.57%
SEI Private Trust Co
One Freedom Valley Drive
Oaks PA 19456-9989

Attn Mutual Funds Administrator	10.41%
c/o Union Bank ID 797
SEI Private Trust Company
One Freedom Valley Drive
Oaks PA 19456-9989

SEI Private Trust Company	23.58%
c/o Union Bank ID 797
One Freedom Valley Drive
Oaks PA 19456-9989

c/o Union Bank ID 797 SEI Private Trust Company	12.62%
FBO HighMark Tr AC XXXXXXXX70
One Freedom Valley Dr
Oaks PA 19456-9989

c/o Union Bank ID 797 SEI Private Trust Company	13.78%
FBO HighMark Tr AC XXXXXXXX80
One Freedom Valley Dr
Oaks PA 19456-9989

Name and Address	Percentage of Beneficial Ownership
HighMark Cap Growth Allocation CU	13.78%
SEI Private Trust Company
c/o Union Bank ID 797
One Freedom Valley Drive
Oaks, PA 19456-9989

Van Nuys, Emily – TW/CRT	13.53%
SEI Private Trust Company
c/o Union Bank ID 797
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks PA 19456-9989

HighMark Grth Inc Allocation CU	12.62%
SEI Private Trust Company
c/o Union Bank ID 797
One Freedom Valley Drive
Oaks, PA 19456-9989

Fresno Community Hosp CU	9.84%
SEI Private Trust Company
c/o Union Bank ID 797
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks PA 19456-9989

The Swall Foundation	6.32%
SEI Private Trust Company
c/o Union Bank ID 797
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks PA 19456-9989

GENEVA SMALL CAP GROWTH FUND – CLASS A SHARES

Name and Address	Percentage of Ownership of Record
Charles Schwab & Co Inc	97.40%
FBO Exclusive Customers
101 Montgomery St
San Francisco CA 94104-4151

GENEVA SMALL CAP GROWTH FUND – CLASS C SHARES

Name and Address	Percentage of Ownership of Record
State Street Bank and Trust Co	6.87%
Lynn Holl Sep IRA
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

Janet M Exner TTEE of	6.16%
Janet Mary Brown Exner
Rev Tr Agreement DTD
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

Robert W Baird & Co. Inc.	18.54%
A/C XXXX-XX39
777 East Wisconsin Avenue
Milwaukee WI 53202-5300

Robert W Baird & Co. Inc.	7.84%
A/C XXXX-XX88
777 East Wisconsin Avenue
Milwaukee WI 53202-5300

NFS LLC FEBO	8.91%
NFS/FMTC IRA
FBO Maria A Ahearn
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

Pershing LLC	14.74%
P O Box 2052
Jersey City NJ 07303-2052

State Street Bank and Trust Co	9.14%
Sherry L Berend
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

Robert W Baird & Co. Inc.	15.80%
A/C XXXX-XX13
777 East Wisconsin Avenue
Milwaukee WI 53202-5300

LPL Financial	7.11%
9785 Towne Centre Drive
San Diego CA 92121-1968

GENEVA SMALL CAP GROWTH FUND – FIDUCIARY SHARES

Name and Address	Percentage of Ownership of Record
First Clearing, LLC	18.93%
Earle A Malm II
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

SEI Private Trust Company	44.87%
(1-6)
c/o Union Bank ID 797
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks PA 19456-9989

SEI Private Trust Company	34.63%
(2-9)
c/o Union Bank ID 797
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks PA 19456-9989

Name and Address	Percentage of Beneficial Ownership
Van Nuys, Emily – TW/CRT	23.24%
SEI Private Trust Company
c/o Union Bank ID 797
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks PA 19456-9989

The Swall Foundation	11.99%
SEI Private Trust Company
c/o Union Bank ID 797
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks PA 19456-9989

Fuchs, G & M Fdn TA/I	11.19%
SEI Private Trust Company
c/o Union Bank ID 797
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks PA 19456-9989

Benz, Leslie S. 1979 TA/R AG	8.45%
SEI Private Trust Company
c/o Union Bank ID 797
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks PA 19456-9989

INTERNATIONAL OPPORTUNITIES FUND – CLASS A SHARES

Name and Address	Percentage of Ownership of Record
Charles Schwab & Co Inc	8.77%
FBO Exclusive Customers
101 Montgomery St
San Francisco CA 94104-4151

INTERNATIONAL OPPORTUNITIES FUND – CLASS M SHARES

Name and Address	Percentage of Ownership of Record
Charles Schwab Company Inc	16.42%
Funds Dept 8th FL
Reinvestment Account
101 Montgomery St
San Francisco CA 94104-4151

INTERNATIONAL OPPORTUNITIES FUND – FIDUCIARY SHARES

Name and Address	Percentage of Ownership of Record
SEI Private Trust Company	40.58%
(1-1)
c/o Union Bank ID 797
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks PA 19456-9989

SEI Private Trust Company	15.65%
(2-4)
c/o Union Bank ID 797
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks PA 19456-9989

SEI Private Trust Company	15.39%
(3-7)
c/o Union Bank ID 797
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks PA 19456-9989

SEI Private Trust Company	5.68%
c/o Union Bank ID 797
FBO XXXXXXXX80
One Freedom Valley Drive
Oaks PA 19456-9989

Name and Address	Percentage of Beneficial Ownership
HighMark Cap Growth Allocation CU	5.68%
SEI Private Trust Company
c/o Union Bank ID 797
One Freedom Valley Drive
Oaks PA 19456-9989

LARGE CAP GROWTH FUND – CLASS A SHARES

Name and Address	Percentage of Ownership of Record
NFS LLC FEBO	16.06%
Marshall & Ilsley Trust Co NA
FBO Bank 98 Dly Rcrdkpg
Attn: Mutual Funds 11270 W Park Pl Ste 400
Milwaukee WI 53224-3638

LARGE CAP GROWTH FUND – FIDUCIARY SHARES

Name and Address	Percentage of Ownership of Record
PIMS/Prudentail retirement	9.44%
As Nominee For The TTEE/Cust Pl 820
Bank of Tokyo-Mitsubshi UFJ
1251 Avenue of The Americas
New York NY 10020-1104

SEI Private Trust Company	41.63%
(7-2)
c/o Union Bank ID 797
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks PA 19456-9989

SEI Private Trust Company	19.41%
(9-8)
c/o Union Bank ID 797
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks PA 19456-9989

SEI Private Trust Company	5.01%
c/o Union Bank ID 797
FBO XXXXXXXX80
One Freedom Valley Drive
Oaks PA 19456-9989

Name and Address	Percentage of Beneficial Ownership
HighMark Cap Growth Allocation CU	5.01%
SEI Private Trust Company
c/o Union Bank ID 797
One Freedom Valley Drive
Oaks PA 19456-9989

LARGE CAP VALUE FUND – CLASS A SHARES

Name and Address	Percentage of Ownership of Record
Charles Schwab & Co Inc	6.11%
FBO Exclusive Customers
101 Montgomery St
San Francisco, CA 94104-4151

LARGE CAP VALUE FUND – FIDUCIARY SHARES

Name and Address	Percentage of Ownership of Record
Charles Schwab & Co Inc	33.28%
Attn: Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4151

Mitra & Co FBO 98	5.54%
c/o M&I Trust Co NA-Attn: MF
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

PIMS/Prudential Retirement	6.69%
As Nominee for the TTEE/Cust PL 820
Komatsu America Corp.
One Continental Towers
1701 W Golf Road
Rolling Meadows, IL 60008-4227

SEI Private Trust Company	11.17%
c/o UBOC ID 797 C/R
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks PA 19456-9989

SEI Private Trust Company	10.94%
c/o UBOC ID 797 R/R
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks PA 19456-9989

National City Bank TTEE	6.02%
Plumbers, Pipefitters & Mes Loc 392
Trust Mutual Funds
PO Box 94984
Cleveland OH 44101-4984

NYSE ARCA TECH 100 INDEX FUND – CLASS A SHARES

Name and Address	Percentage of Ownership of Record
Charles Schwab & Co, Inc.	27.79%
Special Custody Account For The
Benefit of Customers – Attn Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151

NYSE ARCA TECH 100 INDEX FUND – FIDUCIARY SHARES

Name and Address	Percentage of Ownership of Record
SEI Private Trust Company	100.00%
c/o Union Bank ID 797
Attn: Mutual Funds Administrator
1 Freedom Valley Dr
Oaks PA 19456-9989

Name and Address	Percentage of Beneficial Ownership
Bailey Harold	100.00%
SEI Private Trust Company
c/o Union Bank ID 797
Attn: Mutual Funds Administrator
1 Freedom Valley Dr
Oaks PA 19456-9989

SMALL CAP ADVANTAGE FUND – CLASS A SHARES

Name and Address	Percentage of Ownership of Record
Pershing LLC	5.20%
P O Box 2052
Jersey City NJ 07303-2052

Wells Fargo Investments LLC	7.82%
625 Marquette Ave S 13th Floor
Minneapolis, MN 55402-2323

LPL Financial Services	11.66%
A/C XXXX-XX42
9785 Towne Centre Drive
San Diego, CA 92121-1968

LPL Financial Services	16.67%
A/C XXXX-XX12
9785 Towne Centre Drive
San Diego, CA 92121-1968

LPL Financial Services	19.30%
A/C XXXX-XX50
9785 Towne Centre Drive
San Diego, CA 92121-1968

LPL Financial Services	13.29%
A/C XXXX-XX07
9785 Towne Centre Drive
San Diego, CA 92121-1968

SMALL CAP ADVANTAGE FUND – CLASS C SHARES

Name and Address	Percentage of Ownership of Record
State Street Bank & Trust Co	5.13%
Cust For The Sep IRA A/C
Stephen W Jahn
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

NFS LLC FEBO	16.86%
NFS/FMTC IRA
FBO Barney Wisdom
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

NFS LLC FEBO	21.78%
NFS/FMTC Rollover IRA
FBO Charles S Taes
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

NFS LLC FEBO	23.24%
NFS/FMTC Rollover IRA
FBO Sharon L Jayne
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

NFS LLC FEBO	17.55%
NFS/FMTC IRA
FBO Darlene T Compton
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

SMALL CAP ADVANTAGE FUND – FIDUCIARY SHARES

Name and Address	Percentage of Ownership of Record
SEI Private Trust Company	49.47%
(6-9)
c/o Union Bank ID 797
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks PA 19456-9989

SEI Private Trust Company	5.49%
(7-2)
c/o Union Bank ID 797
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks PA 19456-9989

SEI Private Trust Company	7.81%
(8-5)
c/o Union Bank ID 797
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks PA 19456-9989

SEI Private Trust Company	14.29%
c/o Union Bank ID 797
FBO XXXXXXXX70
One Freedom Valley Drive
Oaks PA 19456-9989

SEI Private Trust Company	17.27%
c/o Union Bank ID 797
FBO XXXXXXXX80
One Freedom Valley Drive
Oaks PA 19456-9989

Name and Address	Percentage of Beneficial Ownership
HighMark Cap Growth Allocation CU	17.27%
SEI Private Trust Company
c/o Union Bank ID 797
One Freedom Valley Drive
Oaks, PA 19456-9989

HighMark Grth Inc Allocation CU	14.29%
SEI Private Trust Company
c/o Union Bank ID 797
One Freedom Valley Drive
Oaks, PA 19456-9989

SMALL CAP VALUE FUND – CLASS A SHARES

Name and Address	Percentage of Ownership of Record
NFSC FBO # CTN	59.00%
BONY Cust For PAS Small Cap FOF
Anthony Cirelli
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

SMALL CAP VALUE FUND – FIDUCIARY SHARES

Name and Address	Percentage of Ownership of Record
Charles Schwab & Co Inc	5.75%
Attn: Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4151

Patterson & Co	8.14%
Omnibus R/R/R
1525 West W.T. Harris Blvd
Charlotte NC 28288

SEI Private Trust Company	22.93%
(5-0)
c/o Union Bank ID 797
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks PA 19456-9989

SEI Private Trust Company	6.01%
(6-3)
c/o Union Bank ID 797
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks PA 19456-9989

SEI Private Trust Company	9.98%
(7-6)
c/o Union Bank ID 797
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks PA 19456-9989

VALUE MOMENTUM FUND – FIDUCIARY SHARES

Name and Address	Percentage of Ownership of Record
PIMS/Prudential Retirement	35.75%
As Nominee For the TTEE/Cust PL 720
Union Bank 401 (K) Plan
400 California St FL10
San Francisco, CA 94104-1318

PIMS/Prudential Retirement	5.88%
As Nominee For the TTEE/Cust PL 880
Bio-Rad Laboratories, Inc.
1000 Alfred Nobel Dr
Hercules, CA 94547-1811

SEI Private Trust Company	19.43%
(8-9)
c/o Union Bank ID 797
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks PA 19456-9989

SEI Private Trust Company	10.15%
(0-2)
c/o Union Bank ID 797
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks PA 19456-9989

BOND FUND – CLASS C SHARES

Name and Address	Percentage of Ownership of Record
Pershing LLC	10.27%
P O Box 2052
Jersey City NJ 07303-2052

BOND FUND – FIDUCIARY SHARES

Name and Address	Percentage of Ownership of Record
SEI Private Trust Company	38.16%
(5-2)
c/o Union Bank ID 797
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks PA 19456-9989

SEI Private Trust Company	8.03%
(6-5)
c/o Union Bank ID 797
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks PA 19456-9989

SEI Private Trust Company	23.54%
(7-8)
c/o Union Bank ID 797
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks PA 19456-9989

SEI Private Trust Company	11.20%
c/o Union Bank of Calif ID 797 R/R
FBO: XXXXXXXXX-01
Attn: Mutual Funds
One Freedom Valley Drive
Oaks PA 19456-9989

Name and Address	Percentage of Beneficial Ownership
BTM UFJ, Ltd DB Plan	11.20%
SEI Private Trust Company
c/o Union Bank of Calif ID 797 R/R
Attn: Mutual Funds
One Freedom Valley Drive
Oaks PA 19456-9989

CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND – CLASS B SHARES

Name and Address	Percentage of Ownership of Record
NFS LLC FBO	15.07%
Ingeborg Samsinger
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

NFS LLC FEBO	11.45%
Alice Oku
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

NFS LLC FEBO	5.72%
Charles Lane
Mary D Lane
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

NFS LLC FEBO	5.86%
Atsuko Sawada
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

NFS LLC FEBO	6.86%
Masaru & Kiyoko Matsuura TTEE
Masaru Matsuura & Kiyoko
Matsuura Rev Tr, U/A
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND – FIDUCIARY SHARES

Name and Address	Percentage of Ownership of Record
SEI Private Trust Company	61.16%
(0-5)
c/o Union Bank ID 797
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks PA 19456-9989

SEI Private Trust Company	14.25%
(1-8)
c/o Union Bank ID 797
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks PA 19456-9989

NATIONAL INTERMEDIATE TAX-FREE BOND FUND – CLASS A SHARES

Name and Address	Percentage of Ownership of Record
NFS LLC FEBO	8.09%
Naomi L Smith TTEE
The Naomi L Smith Separate Prprty U/A
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

UBS Financial Services Inc. FBO	5.16%
Douglas Crow and Jill Crow
Community Property
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

Ridge Clearing and Outsourcing	8.12%
2 Journal Sq. Plaza
Jersey City N 07306-4001

NFS LLC FEBO	5.10%
Kenneth E Becker TTEE
Kenneth E Becker 1987 Rev Tr U/A
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

NFS LLC FEBO	5.15%
Tim Lawin
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

NATIONAL INTERMEDIATE TAX-FREE BOND FUND – FIDUCIARY SHARES

Name and Address	Percentage of Ownership of Record
SEI Private Trust Company	59.71%
(0-6)
c/o Union Bank ID 797
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks PA 19456-9989

SEI Private Trust Company	16.09%
(1-9)
c/o Union Bank ID 797
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks PA 19456-9989

SHORT TERM BOND FUND – CLASS A SHARES

Name and Address	Percentage of Ownership of Record
NFS LLC FEBO	5.29%
Robert G Knopf
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

Ridge Clearing and Outsourcing	16.49%
2 Journal Sq. Plaza
Jersey City N 07306-4001

NFS LLC FEBO	19.46%
Tim Lawin
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

U S Bancorp Investments LLC FBO	6.48%
60 Livingston Avenue
St Paul MN 55107-2292

SHORT TERM BOND FUND – FIDUCIARY SHARES

Name and Address	Percentage of Ownership of Record
SEI Private Trust Company	35.41%
(0-6)
c/o Union Bank ID 797
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks PA 19456-9989

SEI Private Trust Company	6.63%
(1-9)
c/o Union Bank ID 797
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks PA 19456-9989

SEI Private Trust Company	25.95%
(2-2)
c/o Union Bank ID 797
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks PA 19456-9989

SEI Private Trust Company	5.61%
c/o Union Bank ID 797
FBO XXXXXXXX60
One Freedom Valley Drive
Oaks PA 19456-9989

SEI Private Trust Company	9.33%
c/o Union Bank ID 797
FBO XXXXXXXX70
One Freedom Valley Drive
Oaks PA 19456-9989

Name and Address	Percentage of Beneficial Ownership
Legacy Health System CU	15.55%
SEI Private Trust Company
c/o Union Bank ID 797
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks PA 19456-9989

HighMark Grth Inc Allocation CU	9.33%
SEI Private Trust Company
c/o Union Bank ID 797
One Freedom Valley Drive
Oaks PA 19456-9989

Isuzu Companies Retirement Plan	7.63%
SEI Private Trust Company
c/o Union Bank ID 797
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks PA 19456-9989

HighMark Income Plus Allocation CU	5.61%
SEI Private Trust Company
c/o Union Bank ID 797
One Freedom Valley Drive
Oaks PA 19456-9989

WISCONSIN TAX EXEMPT FUND – CLASS B SHARES

Name and Address	Percentage of Ownership of Record
Pershing LLC	16.80%
(1-3)
P. O. Box 2052
Jersey City, NJ 07303-9998

Penson Financial Services, Inc.	8.01%
FBO
1700 Pacific Ave.
Suite 1400
Dallas, TX 75201

Pershing LLC	7.56%
(1-1)
P. O. Box 2052
Jersey City, NJ
07303-9998

WISCONSIN TAX EXEMPT FUND – CLASS C SHARES

Name and Address	Percentage of Ownership of Record
First Business Bank Milwaukee	7.53%
FBO Peter Bethke &
Alex Leykin Ten Com
Loan Collateral Account
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

100% U.S. TREASURY MONEY MARKET FUND – CLASS A SHARES

Name and Address	Percentage of Ownership of Record
National Financial Services Corp	99.86%
For The Benefit of Our Customers
Attn Earl Tyrel
One World Financial Centre
200 Liberty St 5FL
New York, NY 10281-5598

100% U.S. TREASURY MONEY MARKET FUND – FIDUCIARY SHARES

Name and Address	Percentage of Ownership of Record
Union Bank	96.11%
Lane & Co Cash
Attn Fund Accounting
P O Box 85602
San Diego, CA 92186-5602

Name and Address	Percentage of Beneficial Ownership
PARS/LA USD Lad Treas	7.46%
Lane & Co Cash
Attn Fund Accounting
P O Box 85602
San Diego, CA 92186-5602

PARS/ARS	5.23%
Lane & Co Cash
Attn Fund Accounting
P O Box 85602
San Diego, CA 92186-5602

100% U.S. TREASURY MONEY MARKET FUND – CLASS S SHARES

Name and Address	Percentage of Ownership of Record
National Financial Services Corp	100.00%
For The Benefit of Our Customers
Attn Earl Tyrel
One World Financial Centre
200 Liberty St 5FL
New York, NY 10281-5598

CALIFORNIA TAX-FREE MONEY MARKET FUND – CLASS A SHARES

Name and Address	Percentage of Ownership of Record
National Financial Services Corp	99.93%
For The Benefit of Our Customers
Attn Earl Tyrel
One World Financial Centre
200 Liberty St # 5FL
New York, NY 10281-5598

CALIFORNIA TAX-FREE MONEY MARKET FUND – FIDUCIARY SHARES

Name and Address	Percentage of Ownership of Record
Union Bank	99.56%
Lane & Co Cash
Attn Fund Accounting
P O Box 85602
San Diego, CA 92186-5602

Name and Address	Percentage of Beneficial Ownership
Wendy Jordan Trust TA/R	6.26%
Lane & Co Cash
Attn Fund Accounting
P O Box 85602
San Diego, CA 92186-5602

Jonathan B Eager Family Tr. TA/R	6.24%
Lane & Co Cash
Attn Fund Accounting
P O Box 85602
San Diego, CA 92186-5602

CALIFORNIA TAX-FREE MONEY MARKET FUND – CLASS S SHARES

Name and Address	Percentage of Ownership of Record
National Financial Services Corp	100.00%
For The Benefit of Our Customers
Attn Earl Tyrel
One World Financial Centre
200 Liberty St 5FL
New York, NY 10281-5598

DIVERSIFIED MONEY MARKET FUND – CLASS A SHARES

Name and Address	Percentage of Ownership of Record
National Financial Services Corp	99.57%
For The Benefit of Our Customers
Attn Earl Tyrel
One World Financial Centre
200 Liberty St 5FL
New York, NY 10281-5598

DIVERSIFIED MONEY MARKET FUND – FIDUCIARY SHARES

Name and Address	Percentage of Ownership of Record
Union Bank	83.82%
Lane & Co Cash
Attn Fund Accounting
P O Box 85602
San Diego, CA 92186-5602

PIMS/Prudential Retirement	6.04%
As Nominee for the TTEE/Cust PL 720
Union Bank 401 (K) Plan
400 California St FL 10
San Francisco, CA 94104-1318

DIVERSIFIED MONEY MARKET FUND – CLASS S SHARES

Name and Address	Percentage of Ownership of Record
National Financial Services Corp	100.00%
For The Benefit of Our Customers
Attn Earl Tyrel
One World Financial Centre
200 Liberty St 5FL
New York, NY 10281-5598

TREASURY PLUS MONEY MARKET FUND – CLASS A SHARES

Name and Address	Percentage of Ownership of Record
National Financial Services Corp	100.00%
For The Benefit of Our Customers
Attn Mutual Funds Department
One World Financial Centre
200 Liberty St 5FL
New York, NY 10281-5598

TREASURY PLUS MONEY MARKET FUND – FIDUCIARY SHARES

Name and Address	Percentage of Ownership of Record
Union Bank	100.00%
Lane & Co Cash
Attn Fund Accounting
P O Box 85602
San Diego, CA 92186-5602

Name and Address	Percentage of Beneficial Ownership
Ins Co West CU	12.71%
Lane & Co Cash
Attn Fund Accounting
P O Box 85602
San Diego, CA 92186-5602

US Smokeless Settlement Escrow	8.38%
Lane & Co Cash
Attn Fund Accounting
P O Box 85602
San Diego, CA 92186-5602

Coherent Inc. – Brown Brothers Harr	6.06%
Lane & Co Cash
Attn Fund Accounting
P O Box 85602
San Diego, CA 92186-5602

Northern Lights Arrow Alt Solutions	5.68%
Lane & Co Cash
Attn Fund Accounting
P O Box 85602
San Diego, CA 92186-5602

TREASURY PLUS MONEY MARKET FUND – CLASS S SHARES

Name and Address	Percentage of Ownership of Record
PFPC Distributors Inc	100.00%
Seed Account
760 Moore Rd
Mail Stop F 4 F 760 2B1
Kng of Prussia, PA 19406

U.S. GOVERNMENT MONEY MARKET FUND – CLASS A SHARES

Name and Address	Percentage of Ownership of Record
National Financial Services Corp	97.97%
For The Benefit of Our Customers
Attn Earl Tyrel
One World Financial Centre
200 Liberty St 5FL
New York, NY 10281-5598

U.S. GOVERNMENT MONEY MARKET FUND – CLASS B SHARES

Name and Address	Percentage of Ownership of Record
NFS LLC FEBO	8.78%
Union Bank Cust
IRA Rollover
FBO Margarita Omana
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

NFS LLC FEBO	24.40%
Evelina V Tan
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

NFS LLC FEBO	10.65%
Jacqueline J Fuhrmann
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

NFS LLC FEBO	6.29%
Union Bank Cust
Regular IRA
FBO Linda Ramos
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

NFS LLC FEBO	7.57%
Union Bank Cust
IRA Rollover
FBO Rodolfo C Gutierrez
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

NFS LLC FEBO	5.09%
Union Bank Cust
IRA Rollover
FBO Charles Meachum c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

NFS LLC FEBO	6.31%
Joanna Fields TTEE
Joanna Fields Trust
U/A c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

NFS LLC FEBO	14.10%
Union Bank Cust
IRA Rollover
FBO Michael M Bautista c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

U.S. GOVERNMENT MONEY MARKET FUND – CLASS C SHARES

Name and Address	Percentage of Ownership of Record
State Street Bank & Trust Co Trust	7.28%
Roth Contribution IRA
Betty J Conley c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

State Street Bank & Trust Co	9.24%
Cust For The IRA R/O
FBO Cheryl A Pittenger c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

State Street Bank & Trust Co	7.86%
Cust For The IRA R/O
Lucia A Hnath c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

State Street Bank & Trust Co	10.58%
Cust For The IRA R/O
FBO Scott Fisher c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

David O Scott &	6.17%
Lois J Scott JTWROS c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

Bruce Anderson FBO	6.23%
Dr Bruce W Anderson PA 401 K
Profit Sharing Plan & Trust c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

U.S. GOVERNMENT MONEY MARKET FUND – FIDUCIARY SHARES

Name and Address	Percentage of Ownership of Record
Union Bank	96.81%
Lane & Co Cash
Attn Fund Accounting
P O Box 85602
San Diego, CA 92186-5602

Name and Address	Percentage of Beneficial Ownership
ION Media Netwks **Pledged** CU	15.10%
Lane & Co Cash
Attn Fund Accounting
P O Box 85602
San Diego, CA 92186-5602

U.S. GOVERNMENT MONEY MARKET FUND – CLASS S SHARES

Name and Address	Percentage of Ownership of Record
National Financial Services Corp	100.00%
For The Benefit of Our Customers
Attn Earl Tyrel
One World Financial Centre
200 Liberty St 5FL
New York, NY 10281-5598

INCOME PLUS ALLOCATION FUND – CLASS A SHARES

Name and Address	Percentage of Ownership of Record
Pershing LLC	8.25%
P O Box 2052
Jersey City NJ 07303-2052

INCOME PLUS ALLOCATION FUND – CLASS C SHARES

Name and Address	Percentage of Ownership of Record
UBS Financial Services Inc FBO	5.49%
Mark A Marsing TTEE DTD
David B & Victoria A Marsing
Irrev Trust FBO Elliot Marsing c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

INCOME PLUS ALLOCATION FUND – FIDUCIARY SHARES

Name and Address	Percentage of Ownership of Record
Raymond James & Assoc Inc	25.96%
FBO Nancy Thompson &
Sherri L Mannino TTEE
Nancy S Thompson Living c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

SEI Private Trust Company	45.66%
c/o Union Bank ID 797
Attn: Mutual Funds Administrator
One Freedom valley Drive
Oaks PA 19456-9989

Raymond James & Assoc Inc	25.96%
FBO Barbara A Pitkus &
Edward D Pitkus TTEE
Pitkus Living Trust c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

Name and Address	Percentage of Beneficial Ownership
Conrad Building DB Plan	45.66%
SEI Private Trust Company c/o Union Bank ID 797
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks PA 19456-9989

GROWTH & INCOME ALLOCATION FUND – CLASS A SHARES

Name & Address	Percentage of Ownership of Record
Oppenheimer & Co Inc Custodian	5.24%
FBO Douglas R Murray IRA c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

GROWTH & INCOME ALLOCATION FUND – FIDUCIARY SHARES

Name & Address	Percentage of Ownership of Record
LPL Financial	23.55%
9785 Towne Centre Drive
San Diego, CA 92121-1968

SEI Private Trust Company	71.50%
c/o Union Bank ID 797
Attn: Mutual Funds Administration
One Freedom Valley Drive
Oaks PA 19456-9989

Name & Address	Percentage of Beneficial Ownership
Conrad Building DB Plan	71.50%
SEI Private Trust Company c/o Union Bank ID 797
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks PA 19456-9989

CAPITAL GROWTH ALLOCATION FUND – FIDUCIARY SHARES

Name and Address	Percentage of Ownership of Record
State Street Bank & Trust Co	5.21%
Custodian For Non DFI Simple IRA
Jane S Elliott c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

State Street Bank & Trust Co	22.34%
Cust For The IRA Rollover
FBO Louis J Nagy c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

NFS LLC FEBO	7.33%
Leigh Friedman c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

LPL Financial Services	16.97%
9785 Towne Centre Drive
San Diego CA 92121-1968

Wells Fargo Investment LLC	42.98%
625 Marquette Ave S 13th Floor
Minneapolis, MN 55402-2323

DIVERSIFIED EQUITY ALLOCATION FUND – CLASS A SHARES

Name and Address	Percentage of Ownership of Record
Ridge Clearing and Outsourcing	6.02%
FBO
2 Journal Sq. Plaza
Jersey City, NJ 07306-4001

DIVERSIFIED EQUITY ALLOCATION FUND – CLASS C SHARES

Name and Address	Percentage of Ownership of Record
Chester G Fossum &	10.50%
Elizabeth V Dunne Comm Prop c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

DIVERSIFIED EQUITY ALLOCATION FUND – FIDUCIARY SHARES

Name and Address	Percentage of Ownership of Record
Meagan H McDaries	37.61%
c/o HighMark Funds
Attn: Fund Administration
350 California Street
San Francisco, CA 94104

Pershing LLC	21.07%
P O Box 2052
Jersey City, NJ 07303-2052

Ameritrade Inc FBO	16.60%
PO Box 2226
Omaha NE 68103-2226

SEI Private Trust Company	24.72%
c/o Union Bank ID 797
Attn: Mutual Funds Administrator
One Freedom Valley Drive
Oaks PA 19456-9989
Name and Address	Percentage of Beneficial Ownership
CWGH & P – Sargent	24.72%
SEI Private Trust Company c/o Union Bank ID 797
Attn: Mutual Funds Administration
One Freedom Valley Drive
Oaks PA 19456-9989

APPENDIX A

The nationally recognized statistical rating organizations (individually, an “NRSRO”) that may be utilized by the Funds with regard to portfolio investments for the Funds include Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”), and Fitch Ratings (“Fitch”). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Funds and the description of each NRSRO’s ratings is as of the date of this Statement of Additional Information, and may subsequently change.

Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds)

Description of the five highest long-term debt ratings by Moody’s (Moody’s applies numerical modifiers (1, 2 and 3) in each rating category to indicate the security’s ranking within the category):

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered as upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

Description of the three highest long-term debt ratings by Fitch:

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

Moody’s description of its three highest short-term debt ratings:

P-1	Issuers rated P-1 (or supporting institutions) have a superior ability to repay short-term debt obligations.

P-2	Issuers rated P-2 (or supporting institutions) have a strong ability to repay short-term debt obligations.

P-3	Issuers rated P-3 (or supporting institutions) have an acceptable ability to repay short-term obligations.

S & P’s description of its three highest short-term debt ratings:

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Fitch’s description of its three highest short-term debt ratings:

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

Short-Term Loan/Municipal Note Ratings

Moody’s description of its two highest short-term loan/municipal note ratings:

MIG 1/VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

APPENDIX B

Proxy Voting Policies and Procedures

The proxy voting policies and procedures of the Adviser and each of the sub-advisers are summarized below.

HighMark Capital Management, Inc.

It is HighMark Capital Management, Inc.’s (“HCM”) policy that proxies be voted in a manner that is consistent with the interests of its clients, including each HighMark Fund. A copy of HCM’s Proxy Voting Policies and Procedures may be obtained, without charge, by calling 1-800-582-4734.

For all Funds managed by a sub-adviser pursuant to an agreement with the Adviser, HCM delegates proxy voting to the respective sub-adviser. HCM expects the sub-adviser to vote such proxies, as well as to maintain and make available appropriate proxy voting records, according to policies adopted by the sub-adviser which are in compliance with applicable law. As part of its sub-adviser review process, HCM will at least annually review the sub-adviser’s voting policies and compliance with such policies, and will periodically monitor its proxy voting. HCM will require the sub-adviser to promptly notify HCM of any material changes to its voting policies or practices.

For proxies to be voted by the Adviser, HCM utilizes the services of an outside third party, RiskMetrics Group ISS Governance Services (“RiskMetrics”), to vote its proxies pursuant to guidelines set by RiskMetrics and approved by HCM. RiskMetrics’ corporate governance policy guiding principals establish a framework to examine all issues with the goal to maximize shareholder value, promote accountability, and mitigate risk. To achieve this goal: 1) RiskMetrics supports strong boards that demonstrate a commitment to creating shareholder value and prefers to see mechanisms that promote independence, accountability, responsiveness, and competence. 2) RiskMetrics evaluates auditors with the goal of ensuring auditor independence from the firm being audited as it is essential to ensure objectivity and reduce the potential for abuse thereby enabling accurate and reliable financial reporting. 3) RiskMetrics protects shareholder interests by examining the adoption of anti-takeover defense proposals or shareholder calls for their removal based on: the right of shareholder approval, the fairness of the voting process, protection of shareholders’ right to act, and the ability to evaluate and vote effectively on the aggregate impact of the proposal. 4) RiskMetrics evaluates merger and restructuring transactions giving consideration to economic, operational, and governance factors based on: current shareholders’ viewpoints, enhancing shareholder value, independent evaluation, and shareholder approval process. 5) RiskMetrics evaluates executive and director compensation proposals with the overall goal of aligning compensation practices with shareholders’ interests. 6) RiskMetrics evaluation of corporate social responsibility issues focuses on the financial aspects of social and environmental proposals.

RiskMetrics is an agent of HCM and HCM retains the fiduciary duty to vote the proxies in the best interest of clients. HCM expects RiskMetrics to vote such proxies, as well as to maintain and make available appropriate proxy voting records, according to policies adopted by

RiskMetrics which are in compliance with applicable law. HCM will at least annually review RiskMetrics’ voting policies and compliance with such policies, and will periodically monitor its proxy voting. HCM will require RiskMetrics to promptly notify HCM of any material changes to its voting policies or practices.

For proxies to be voted by the Adviser, HCM, through its Investment Policy Committee (IPC), reserves the right to withdraw any proxy from RiskMetrics and to vote such proxy according to guidelines established by the IPC. HCM shall withdraw any proposed proxy vote from RiskMetrics in the event that HCM determines that the proposed vote by RiskMetrics would not be consistent with HCM’s fiduciary duty to a Fund. Before deciding to vote any proxy the IPC shall determine whether HCM or any of its affiliates have a significant business, personal or family relationship that could give rise to a material conflict of interest with regard to the proxy vote. If a conflict of interest exists, HCM will retain an independent fiduciary to vote the proxy. To determine whether a material conflict exists, the IPC shall perform a reasonable investigation of information relating to possible conflicts of interest by relying on information about HCM and its affiliates that is publicly available or is generally known by HCM’s employees, and on other information actually known by any IPC member. IPC members have a duty to disclose to the IPC conflicts of interest of which the member has actual knowledge but which have not been identified by the IPC in its investigation. The IPC cannot pursue investigation of possible conflicts when the information it would need is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the IPC.

With respect to securities on loan, HCM recognizes that, although voting rights or rights to consent with respect to the loaned securities pass to the borrower, HCM retains the right to call the loans at any time on reasonable notice and will call the loans, vote proxies or otherwise obtain the rights to vote or consent if HCM has knowledge that a material event (as determined by IPC) affecting the investment is to occur and it is determined to be in the best interests of the account and its customers to recall the securities and vote the proxies even at the cost of forgoing the incremental revenue that could be earned by keeping the securities on loan. HCM deems a material event to include proposed transactions the outcome of which would have a significant effect on the value of the investment. Matters such as uncontested Board elections, routine appointments of accountants and shareholder-initiated advisory proposals are generally not considered material events.

If a director, officer or employee of HCM, not involved in the proxy voting process, contacts any IPC member for the purpose of influencing how a proxy is voted, the member has a duty to immediately disclose such contact to the IPC and the IPC shall contact legal counsel who will be asked to recommend an appropriate course of action. All appropriate records regarding proxy-voting activities are maintained by RiskMetrics. HCM makes its proxy voting records available to each Fund and its shareholders, as required by law. HCM complies with the requirements of the Advisers Act and the Investment Company Act, and rules thereunder, and the fiduciary requirements of ERISA and the Department of Labor (DOL) guidelines with respect to voting proxies.

In some instances HCM may abstain from voting a client proxy, particularly when the effect on the client’s economic interest or the value to the portfolio is insignificant or the cost of voting the proxy outweighs the benefit to the portfolio.

Aronson+Johnson+Ortiz

(Sub-Adviser to the Large Cap Value Fund)

AJO exercises proxy voting responsibilities on behalf of many of its clients, including the Large Cap Value Fund, pursuant to express or implied authorization in the client’s investment management agreement, though some clients retain this authority. In the case of ERISA accounts, AJO, as adviser to the plan, must vote all proxies for the securities managed by AJO, unless the authority to vote proxies is retained by another plan fiduciary.

Each client account is voted by the firm’s Proxy Manager, and AJO’s proxy voting is overseen by the firm’s Proxy Oversight Committee. AJO has adopted and implemented policies and procedures reasonably designed to ensure proxies are voted in the best interests of clients, in accordance with its fiduciary duties and the requirements of ERISA and of SEC Rule 206(4)-6 under the Investment Advisers Act of 1940.

AJO uses a quantitative approach to investment management, using publicly available data and a proprietary investment model. Its quantitative model does not include subjective analysis of companies and their officers and directors. For detailed analyses of proxy issues, AJO relies primarily on one or more independent third party proxy voting services, and it will generally vote proxies in accordance with the recommendations it receives from these services. AJO has procedures in place to ensure the advice it receives is impartial and in the best interest of its clients. AJO votes each proxy individually and on rare occasions will not follow the third party recommendation. AJO will only vote against the recommendation where it is in the portfolio’s best interests to do so and where AJO has no material conflict of interest. AJO relies solely on the third party recommendations in situations where AJO has a material conflict of interest (see “Conflicts of Interest,” below).

In some instances AJO may abstain from voting a client proxy, particularly when the effect on the client’s economic interest or the value to the portfolio is insignificant or the cost of voting the proxy outweighs the benefit to the portfolio.

Conflicts of Interest. Actual and potential conflicts of interest, including conflicts of interest of a third party proxy service, are monitored by AJO’s Proxy Oversight Committee. When a conflict is identified, the Committee first makes a determination as to whether the conflict is material. The Committee defines a material conflict as one reasonably likely to be viewed as important by the average shareholder. In the case of a material AJO conflict, AJO will vote the proxy in accordance with the third party recommendation, unless the client directs otherwise or, in the case of an ERISA client, revokes AJO’s proxy voting authority in writing. In the case where AJO and its primary proxy voting service each has a conflict of interest, the Committee will vote the proxy in accordance with the recommendation of AJO’s secondary proxy service.

Record-Keeping. AJO will maintain all required proxy voting records for five years or for such longer time as applicable law or client guidelines require. AJO may satisfy some of its record-keeping obligations by utilizing third party service providers or by relying on records available on EDGAR, the SEC’s online document filing and retention system.

Vote Disclosure. Each proxy voted by AJO for a client account is disclosed to the client quarterly. Clients may receive additional reports of proxies voted on their behalf on request. AJO treats proxy votes as the property of the client and will not disclose proxy votes to third parties.

Bailard, Inc.

(Sub-Adviser to the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund)

Bailard, Inc. has adopted policies and procedures that are reasonably designed to ensure that securities held by certain of its clients, including the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund, are voted in the best interests of these clients. In seeking to avoid material conflicts of interest, the Bailard, Inc. has engaged Glass Lewis & Co. (“Glass Lewis”), a third-party service provider, to vote the Cognitive Value Fund’s, the Enhanced Growth Fund’s, the International Opportunities Fund’s and certain of its other clients’ proxies in accordance with Glass Lewis’s standard U.S. and international proxy voting guidelines (the “Guidelines”).

These Guidelines generally:

1. Seek to support Boards of Directors that serve the interests of shareholders by voting for Boards that possess independence, a record of positive performance and members with a breadth and depth of experience;

2. Seek transparency and integrity in financial reporting by voting for management’s recommendations for auditor unless the independence of a returning auditor or the integrity of the audit has been compromised;

3. Seek to incentivize employees and executives to engage in conduct that will improve the performance of their companies by voting for non-abusive compensation plans (including equity based compensation plans, performance based executive compensation plans and director compensation plans);

4. Seek to protect shareholders’ rights by voting for changes in corporate governance structure only if they are consistent with the shareholders’ interests;

5. Vote against shareholder proposals affecting the day-to-day management of a company or policy decisions related to political, social or environmental issues.

Bailard, Inc. reserves the right to vote a proxy in the event that a conflict of interest arises such that Glass Lewis’ recommendations under the Guidelines with respect to a particular issuer’s proxy are no longer impartial. Should a circumstance arise where Bailard, Inc. would have to vote a proxy that poses a material conflict of interest for Bailard, Inc., Bailard, Inc. would not vote the proxy because it believes the cost of voting would be larger than any benefit to its clients.

Proxies will not be voted when the shareholder would be blocked from trading while the vote is pending (in certain foreign countries), when Bailard, Inc. determines that the cost of voting outweighs the benefit, when proxies are received too late to be properly processed and when proxies have not been translated into English. In the case of certain investment company shares held by the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund, proxies may be voted in the same proportion as the other holders of those investment companies.

Geneva Capital Management Ltd.

(Sub-Adviser to the Geneva Mid Cap Growth Fund and the Geneva Small Cap Growth Fund)

Guiding Principles

The purpose of this Statement of Policy Regarding Proxy Voting is to set forth the policies and procedures followed by Geneva Capital Management Ltd. (“Geneva Capital”) in connection with voting on proxy proposals on behalf of Geneva Capital’s clients. Geneva Capital does not have authority to vote proxies for every client; when it exercises such authority, this policy statement will apply. The guiding principle of this policy statement is that proxies should be voted consistent with the best interests of the client. Geneva Capital views proxy voting as a mechanism for shareholders to protect and promote shareholder wealth. Accordingly, Geneva Capital will vote proxies in a manner designed to maximize the economic value of the clients’ investment. In addition, Geneva Capital will abide by specific voting guidelines on certain policy issues as requested by particular Clients on a case by case basis.

Recognizing that guidance with respect to proxy voting is not static, it is intended that this Statement be reviewed periodically. The policies and procedures set forth in this Statement are monitored, discussed and updated as necessary by Geneva Capital at the recommendation of its managing principals or officers.

Statement of Policy

Because of the increasing complexity in administering policies in this area, Geneva Capital has engaged the firm of Glass-Lewis & Co., of San Francisco, California (“Glass-Lewis”), a nationally recognized proxy voting agent, to assist in researching proxy proposals, providing voting recommendations on each ballot issue, and administering client proxy votes. This policy describes the general voting guidelines to be applied; the procedure to be followed if a vote is to be cast contrary to the Glass-Lewis recommendation; the procedure to be followed in case of a conflict of interest between Geneva Capital and its clients with respect to how a ballot issue will be voted; the general voting procedures; and proxy voting record retention.

General Voting Guidelines

Geneva Capital has adopted Glass-Lewis’ Proxy Paper Voting Guidelines (“Guidelines”) to determine how each issue on proxy ballots is to be voted. The Guidelines are incorporated herein by this reference, and a copy of the Guidelines, as revised from time to time, is maintained with Geneva Capital’s proxy voting records. Geneva Capital has determined that the Guidelines are consistent with the Guiding Principles described above, and has instructed Glass-Lewis to vote in accordance with the Guidelines unless the following conditions apply: 1) Geneva Capital’s Investment Strategy Group has decided to override the Glass-Lewis vote recommendation for a client based on its own determination that the client would best be served with a vote contrary to the Glass-Lewis recommendation. Such decision will be documented by Geneva Capital and communicated to Glass-Lewis; or 2) Glass-Lewis does not provide a vote recommendation, in which case Geneva Capital will independently determine how a particular issue should be voted. In these instances, Geneva Capital, through its Investment Strategy Group, will document the reason(s) used in determining a vote and communicate Geneva Capital’s voting instruction to Glass-Lewis.

As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Investment Strategy Group is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon is so significant that it materially outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition that may have a significant impact on the value of the security or some other similarly significant matter), Geneva Capital will attempt to recall the security for voting.

Conflicts of Interest

Unless Geneva Capital votes a proxy proposal pursuant to paragraph 1 or 2 under the section entitled “General Voting Guidelines,” Geneva Capital does not address material conflicts of interest that could arise between Geneva Capital and its clients. Since Geneva Capital relies on Glass-Lewis to cast proxy votes independently, pursuant to the Guidelines, Geneva Capital has determined that any potential conflict of interest between Geneva Capital and its clients is adequately mitigated.

However, when Geneva Capital is involved in making the determination as to how a particular proxy ballot will be voted pursuant to paragraph 1 or 2 under General Voting Guidelines above, the analyst for the company in question will refer the matter to the Investment Strategy Group. The Investment Strategy Group will consider any applicable business conflicts between Geneva Capital and the company or other facts and circumstances that may give rise to a conflict of interest on the part of Geneva Capital, because of a business relationship between Geneva Capital and the company, or otherwise. The Investment Strategy Group will determine whether the proxy may be voted by Geneva Capital, whether to seek legal advice, or whether to refer the proxy to the Client (or another fiduciary of the Client) for voting purposes.

Additionally, Glass-Lewis monitors its conflicts of interest in voting proxies and has provided the firm a written summary report of its due diligence compliance process. Geneva Capital has reviewed such report and will review updates from time to time to determine whether Glass-Lewis conflicts of interest may materially and adversely affect Geneva Capital’s clients and, if so, whether any action should be taken as a result.

Record Retention

Geneva Capital shall maintain the following records for a period of at least five years, to comply with Rule 204-2(c)(2) under the Investment Advisers Act of 1940:

•	Current and historical proxy voting polices and procedures, including Glass-Lewis Proxy Paper Voting Guidelines.

•

Proxy statements received regarding client securities. Geneva Capital may rely on Glass-Lewis to make and retain a copy of each proxy statement, provided that Geneva Capital obtains an undertaking from Glass-Lewis to provide a copy of the proxy statement promptly upon request. Geneva Capital may also rely on obtaining electronic statements from the SEC’s EDGAR system.

•

Records of proxy votes cast on behalf of each client. Geneva Capital may rely on Glass-Lewis to make and retain records of the votes cast, provided that Geneva Capital obtains an undertaking from Glass- Lewis to provide a copy of the record promptly upon request.

•	Records of client requests for proxy voting information, including a record of the information provided by Geneva Capital;

•

Upon request, Clients shall be provided a copy of the voting record for their account and a copy of Geneva Capital’s proxy voting policies and procedures, including the Glass-Lewis Proxy Paper Voting Guidelines.

LSV Asset Management

(Sub-Adviser to the Small Cap Value Fund)

LSV’s standard investment management agreement expressly authorizes LSV to vote proxies on behalf of a client’s account, including the account of the Small Cap Value Fund. Therefore, unless the client expressly reserves proxy voting responsibility, it is LSV’s responsibility to vote proxies relating to securities held for the client’s account.

ERISA Accounts. Unless proxy voting responsibility has been expressly reserved and is being exercised by another fiduciary for an ERISA plan client, LSV, as the investment adviser for the account, must vote all proxies relating to securities held for the plan’s account. If LSV is responsible for voting, LSV shall make appropriate arrangements with each account custodian to have proxies forwarded, on a timely basis to the appropriate person, and shall endeavor to correct delays or other problems relating to timely delivery of proxies and proxy materials.

Fiduciary obligations of prudence and loyalty require an investment adviser with proxy voting responsibility to vote proxies on issues that affect the value of the client’s investment. Proxy voting decisions must be made solely in the best interests of the client’s account. In voting proxies, LSV is required to consider those factors that may affect the value of the client’s investment and may not subordinate the interests of the client to unrelated objectives.

LSV has adopted proxy voting guidelines that provide direction in determining how various types of proxy issues are to be voted. LSV will engage an expert independent third party to design guidelines for client accounts that are updated for current corporate governance issues, helping to ensure that clients’ best interests are served by voting decisions. Clients are sent a copy of their respective guidelines on an annual basis.

LSV’s purely quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues. LSV therefore will retain an independent, expert third party, currently RiskMetrics Group ISS Governance Services (“RiskMetrics”). RiskMetrics will implement LSV’s proxy voting process, provide assistance in developing guidelines and provide analysis of proxy issues on a case-by-case basis. LSV is responsible for monitoring RiskMetrics to ensure that proxies are adequately voted. LSV will vote issues contrary to, or issues not covered by, the guidelines only when LSV believes it is in the best interest of the client. Where the client has provided proxy voting guidelines to LSV, those guidelines will be followed, unless it is determined that a different vote would add more value to the client’s holding of the security in question. Direction from a client on a particular proxy vote will take precedence over the guidelines. LSV’s use of RiskMetrics is not a delegation of LSV’s fiduciary obligation to vote proxies for clients.

Should a material conflict arise between LSV’s interest and that of its clients (e.g., a client bringing a shareholder action has solicited LSV’s support; LSV manages a pension plan for a company whose management is soliciting proxies; or an LSV employee has a relative involved in management at an investee company), LSV will vote the proxies in accordance with the recommendation of the independent third party proxy voting service. A written record will be maintained describing the conflict of interest, and an explanation of how the vote taken was in the client’s best interest.

LSV may refrain from voting a proxy if the cost of voting the proxy exceeds the expected benefit to the client, for example in the case of voting a foreign security when the proxy must be translated into English or the vote must be cast in person.

Clients may receive a copy of LSV’s voting record for their account by request. LSV will additionally provide any mutual fund for which LSV acts as adviser or sub-adviser, a copy of LSV’s voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders.

Recordkeeping. In accordance with the recordkeeping rules, LSV will retain:

(i)	Copies of its proxy voting policies and procedures.

(ii)	A copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR).

(iii)	A record of each vote cast on behalf of a client (maintained by the proxy voting service).

(iv)	A copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service).

(v)	A copy of clients’ written requests for proxy voting information and a copy of LSV’s written response to a client’s request for proxy voting information for the client’s account.

(vi)	LSV will ensure that it may obtain access to the proxy voting service’s records promptly upon LSV’s request.

LSV will maintain required materials in an easily accessible place for not less than five years from the end of the fiscal year during which the last entry took place, the first two years in LSV’s principal office.

Ziegler Capital Management, LLC

(Sub-Adviser to the Equity Income Fund, the NYSE Arca Tech 100 Index Fund and the Wisconsin Tax-Exempt Fund)

Ziegler Capital Management, LLC (“ZCM”) has adopted these Proxy Voting Policies and Procedures pursuant the 1940 Act Release IC-25922 (“Disclosure of Proxy Voting Policies and Proxy Voting Records by Registered Management Investment Companies”). The portfolio manager(s) of each Fund (who are employees of ZCM) decide on how votes should be cast by the Fund, given their knowledge of the companies in which the Fund is invested and practices common in the companies’ relevant industries. ZCM and portfolio manager(s) are required to cast vote on behalf of the Funds in accordance with these Proxy Voting Policies and Procedures.

Proxies of the Funds may be solicited by a company at times in which ZCM or one of its affiliates has, or is seeking, a business relationships with such company or in which some other conflict of interest may be present. For example, ZCM or an affiliate of ZCM may manage the assets of an executive officer or a pension plan of the subject company, administer the subject company’s employee benefit plan, or provide brokerage, investment, trust, consulting or other services to the subject company. Personal relationships may also exist between a representative of ZCM and a representative of the company. By the same token a conflict of interest may be present between ZCM or one of its affiliates and other persons, whether or not associated with the subject company, who may have a stake in the outcome of the vote.

Under these circumstances ZCM may be inclined to vote in a certain way to avoid possible damage to ZCM’s (or affiliate’s) relationship or potential relationship, which could be inconsistent with ZCM’s responsibilities to the Funds and their shareholders. Accordingly, when ZCM or one of is affiliates believes that a particular vote to be cast by ZCM on behalf of the Funds presents a material conflict of interest, ZCM will inform outside legal counsel and explain the conflict and seek guidance from outside legal counsel on how the vote should be cast. The guidance provided by outside legal counsel shall be binding on ZCM.

Miscellaneous

These Proxy Voting Policies and Procedures are guidelines to be followed by ZCM who is delegated the responsibility for voting proxies on behalf of the Funds. They are not hard and fast rules. Each matter on which the Fund is entitled to vote will be considered on a case-by-case basis and votes will be cast in a manner believed in good faith to be in the best interest of the Fund and its shareholders.

These Proxy Voting Policies and Procedures may be amended at any time by ZCM.

FINANCIAL STATEMENTS

The audited Financial Statements for HighMark Funds for the fiscal year ended July 31, 2009 and the Independent Registered Public Accounting Firm’s Report thereon, included in the Annual Report of HighMark Funds, dated as of such date, which have been sent to shareholders of each Fund pursuant to the 1940 Act and filed with the SEC electronically on Form N-CSR on October 8, 2009 (File No. 811-05059; Accession No. 0001354488-09-001862), are incorporated herein by reference. A copy of each such report may be obtained without charge by contacting HighMark Funds, c/o PNC Global Investment Servicing (U.S.) Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, or by contacting HighMark Funds toll free at 1-800-433-6884.

PART C. OTHER INFORMATION

Item 23.	Exhibits

(a)	(1)	Declaration of Trust, dated March 10, 1987, is incorporated by reference to Exhibit (1)(a) of Pre-Effective Amendment No. 1 (filed May 15, 1987) to Registrant’s Registration Statement on Form N-1A.

	(2)	Amendment to Declaration of Trust, dated April 13, 1987, is incorporated by reference to Exhibit (1)(b) of Pre-Effective Amendment No. 1 (filed May 15, 1987) to Registrant’s Registration Statement on Form N-1A.

	(3)	Amendment to Declaration of Trust, dated July 13, 1987, is incorporated by reference to Exhibit (1)(c) of Pre-Effective Amendment No. 2 (filed July 24, 1987) to Registrant’s Registration Statement on Form N-1A.

	(4)	Amendment to Declaration of Trust, dated July 30, 1987, is incorporated by reference to Exhibit (1)(d) of Pre-Effective Amendment No. 3 (filed July 31, 1987) to Registrant’s Registration Statement on Form N-1A.

	(5)	Amendment to Declaration of Trust, dated October 18, 1996, is incorporated by reference to Exhibit (1)(e) of Post-Effective Amendment No. 18 (filed November 8, 1996) to Registrant’s Registration Statement on Form N-1A.

	(6)	Amendment to Declaration of Trust, dated December 4, 1996, is incorporated by reference to Exhibit (1)(f) of Post-Effective Amendment No. 19 (filed December 13, 1996) to Registrant’s Registration Statement on Form N-1A.

(b)	(1)	Form of Amended and Restated Code of Regulations, effective as of December 10, 2009, is filed herewith.

(c)	Rights of Shareholders

The following portions of Registrant’s Declaration of Trust incorporated as Exhibit (a) hereto, define the rights of shareholders:

5.1 Shares in the Series of the Trust.

A. The Trustees shall have full power and authority, in their sole discretion, without obtaining the prior approval of the Shareholders (either with respect to the Trust as a whole or with respect to any series of the Trust) by vote or otherwise, to establish one or more series of Shares of the Trust. The establishment of any such series shall be effective upon the adoption by a majority of the Trustees then in office of a resolution establishing such series and setting the voting rights, preferences, designations, conversion or other rights, restrictions, limitations as to distributions, conditions of redemption, qualifications, or other terms of the Shares of such series. The beneficial interest in each series of the Trust shall at all times be divided into full and fractional transferable Shares without par value. There is no numerical limitation on the number of Shares of a series that may be issued. The investment objective, policies, and restrictions governing the management and operations of each series of the Trust, including the management of assets belonging to any particular series, may from time to time be changed or supplemented by the Trustees, subject to the requirements of the Act. The Trustees may from time to time divide or combine the outstanding Shares of any one or more series of the Trust into a greater or lesser number without thereby changing their proportionate beneficial interests in the Trust assets allocated or belonging to such series.

Subject to the respective voting rights, preferences, participating or other special rights and qualifications, restrictions, and limitations expressly provided for in this Declaration of Trust or the Code of Regulations with respect to Shares of each series of the Trust, the Trustees have the power to classify or reclassify Shares of any series of the Trust into one or more classes by setting or changing in any one or more respects, from time to time, the preferences, designations, conversion or other rights, restrictions, limitations as to dividends, conditions of redemption, qualifications, or other terms applicable to Shares of such class. All references in this Declaration of Trust to Shares of any series of the Trust shall include and refer to the Shares of any class thereof.

B. Shares of each series of the Trust shall have the following preferences, participating or other special rights, qualifications, restrictions and limitations:

(1) Assets Belonging to a Series. All consideration received by the Trust for the issue or sale of Shares of any series, together with all assets in which such consideration is invested or reinvested, including any proceeds derived from the sale, exchange, or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be referred to as “assets belonging to” that series. In addition, any assets, income, earnings, profits or proceeds thereof, or funds or payments which are not readily identifiable as belonging to a particular series shall be allocated by the Trustees to one or more series (such allocation to be conclusive and binding upon the Shareholders of all series for all purposes) in such manner as they, in their sole discretion, deem fair and equitable, and shall also be referred to as “assets belonging to” such series. Such assets belonging to a particular series shall irrevocably belong for all purposes to the Shares of the series, and shall be so handled upon the books of account of the Trust. Such assets and the income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form, are herein referred to as “assets belonging to” such a series. Shareholders of any series shall have no right, title or interest in or to the assets belonging to any other series.

(2) Liabilities Belonging to a Series. The assets belonging to any series of the Trust shall be charged with the direct liabilities in respect of such series and with all expenses, costs, charges, and reserves attributable to such series, and shall also be charged with the share of such series of the general liabilities, expenses, costs, charges, and reserves of the Trust which are not readily identifiable as belonging to a particular series in proportion to the relative net assets of the respective series, as determined at such time or times as may be authorized by the Trustees. Any such determination by the Trustees shall be conclusive and binding upon the Shareholders of all series for all purposes; provided, however, that under no circumstances shall the assets allocated or belonging to any series of the Trust be charged with liabilities directly attributable to any other series. The liabilities so charged to a series are herein referred to as “liabilities belonging to” such series. All persons who may have extended credit to a particular series or who have contracts or claims with respect to a particular series shall look only to the assets of that particular series for payment of such contracts or claims.

(3) Liquidating Distributions. In the event of the termination of the Trust or a particular series thereof and the winding up of its affairs, the Shareholders of the Trust or such particular series shall be entitled to receive out of the assets of the Trust or belonging to the particular series, as the case may be, available for distribution to Shareholders, but other than general assets not belonging to any particular series of the Trust, the assets belonging to such series; and the assets so distributable to the Shareholders of any series shall be distributed among such Shareholders in proportion to the number of Shares of such series held by them and recorded in their names on the books of the Trust. In the event that there are any general assets not belonging to any particular series of the Trust available for distribution, such distribution shall be made to the Shareholders of all series subject to such termination and winding up in proportion to the relative net assets of the respective series determined as hereinafter provided and the number of Shares of such series held by them and recorded in their names on the books of the Trust.
(4) Dividends and Distributions. Shares of each series shall be entitled to such dividends and distributions in Shares or in cash or both, as may be declared from time to time by the Trustees, acting in their sole discretion, with respect to such series, provided, however, that dividends and distributions on Shares of a particular series shall be paid only out of the lawfully available “assets belonging to” such series as such term is defined in this Declaration of Trust.

5.2 Purchase of Shares. The Trustees may accept investments in each series of the Trust from such Persons for such consideration and on such other terms as they may from time to time authorize. The Trust may reject any order for, or refuse to give effect on the books of the Trust to the transfer of, any Shares as permitted under the Act. Each such investment shall be credited to the Shareholder’s account in the form of full and fractional Shares of the appropriate series of the Trust, at the net asset value per Share next computed after receipt of the investment.

5.3 Net Asset Value Per Share. The net asset value per Share of each series of the Trust shall be computed at such time or times as the Trustees may specify pursuant to the Act. Assets shall be valued and net asset value per Share shall be determined by such Person or Persons as the Trustees may appoint under the supervision of the Trustees in such manner not inconsistent with the Act and any orders of the Securities and Exchange Commission received by the Trust, as the Trustees may determine.

5.4 Ownership of Shares. The ownership of Shares shall be recorded separately with respect to each series on the record books of the Trust. Certificates for Shares shall be issued to holders of such Shares only upon the authorization of the Trustees, in their discretion, to issue such certificates, and shall be issued, if at all, subject to such rules and regulations as the Trustees may determine. The Trustees may make such rules as they consider appropriate for the transfer of Shares and similar matters. The record books of the Trust shall be conclusive as to the identity of holders of Shares and as to the number of Shares of each series held by each Shareholder.

5.5 Preemptive Rights. Shareholders shall have no preemptive or other rights to subscribe to any additional Shares or other securities issued by the Trust or by the Trustees.

5.6 Redemption of Shares. To the extent of the assets of the Trust legally available for such redemption, a Shareholder of any series of the Trust shall have the right, subject to the provisions of Section 5.7 hereof, to require the Trust to redeem his full and fractional Shares of any series out of assets belonging to such series at a redemption price equal to the net asset value per Share next determined after receipt of a request to redeem in proper form as determined by the Trustees. The Trustees shall establish such rules and procedures as they deem appropriate for redemption of Shares; provided, however, that all redemptions shall be in accordance with the Act. Without limiting the generality of the foregoing, the Trust shall, to the extent permitted by applicable law, have the right at any time to redeem the Shares owned by any holder thereof (i) if the value of such Shares in an account maintained by the Trust or its transfer agent for any Shareholder with respect to any series of the Trust is less than the amount specified by resolution of the Trustees; provided, however, that any such Shareholder shall be notified that the value of his account is less than such amount, and shall be allowed such period of time as specified by resolution of the Trustees to make additional purchases of Shares of the appropriate series so that the value of his account may be increased before any such involuntary redemption is processed by the Trust; or (ii) if the net income with respect to any particular series of the Trust should be negative or it should otherwise be appropriate to carry out the Trust’s responsibilities under the Act, in each case subject to such further terms and conditions as the Board of Trustees of the Trust may from time to time adopt. The redemption price of Shares of any series of the Trust shall, except as otherwise provided in this section, be the net asset value thereof as determined by the Board of Trustees of the Trust from time to time in accordance with the provisions of applicable law, less such redemption fee or other charge, if any, as may be fixed by resolution of the Board of Trustees of the Trust. When the net income with respect to any particular series of the Trust is negative or whenever deemed appropriate by the Board of Trustees of the Trust in order to carry out the Trust’s responsibilities under the Act, any series of the Trust may, without payment of compensation but in consideration of the interests of the Trust or a particular series thereof and of the Shareholders of the Trust or of such series in maintaining a constant net asset value per Share with respect to such series, redeem pro rata from each holder of record on such day, such number of full and fractional Shares of such series as may be necessary to reduce the aggregate number of outstanding Shares of such series in order to permit the net asset value thereof to remain constant. Payment of the redemption price, if any, shall be made in cash by the appropriate series of the Trust at such time and in such manner as may be determined from time to time by the Board of Trustees of the Trust unless, in the opinion of the Board of Trustees, which shall be conclusive and binding upon the Shareholders for all purposes, conditions exist which make payment wholly in cash unwise or undesirable; in such event the appropriate series of the Trust may make payment in the assets belonging or allocable to such series, the value of which shall be determined as provided herein.

5.7 Suspension of Right of Redemption. The Trustees may suspend the right of redemption by Shareholders or postpone the date of payment or the recordation of transfer of Shares of any series, as permitted under the Act or applicable law. Such suspension or postponement shall take effect at such time as the Trustees shall specify but not later than the close of business of the business day following the declaration of suspension or postponement, and thereafter there shall be no right of redemption or payment or transfer until the Trustees shall declare the suspension at an end. In case of suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the net asset value existing after the termination of the suspension.

5.8 Conversion Rights. The Trustees shall have the authority to provide from time to time that the holders of Shares of any series shall have the right to convert or exchange said Shares for or into Shares of one or more other series in accordance with such requirements and procedures as may be established from time to time by the Trustees.

8. Shareholder’s Voting Powers and Meetings. Shareholders shall have such power to vote as is provided in, and may hold meetings and take actions pursuant to the provisions of this Declaration of Trust or the Code of Regulations.

9.4 Limitation of Shareholder Liability. Shareholders shall not be subject to any personal liability in connection with the assets of the Trust for the acts or obligations of the Trust. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time, personally agree to pay by way of subscription to any Share or otherwise. Every obligation, contract, instrument, certificate, Share, other security or undertaking of the Trust, and every other act whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacities as Trustees under this Declaration of Trust or in their capacity as officers, employees, or agents of the Trust, and not individually. Every note, bond, contract, order, or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust or to any series of the Trust, and the stationery used by the Trust, shall include a recitation limiting the obligation represented thereby to the Trust and its assets (but the omission of such a recitation shall not operate to bind any Shareholder), as follows:

“The names ‘HighMark Funds’ and ‘Trustees of HighMark Funds’ refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under this Declaration of Trust, dated March 10, 1987 to which reference is hereby made and a copy of which is on file at the office of the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of ‘The Merus Group’ entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, Shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series of Shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.”

The rights accruing to a Shareholder under this Section 9.4 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided for herein provided, however, that a Shareholder of any series of the Trust shall be indemnified only from assets belonging to that series.

9.5 Indemnification of Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators, or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the Trust estate to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligations of the Trust, and shall satisfy any judgment thereon.

9.6 Liabilities of a Series. Liabilities belonging to any series of the Trust, including, without limitation, expenses, fees, charges, taxes, and liabilities incurred or arising in connection with a particular series, or in connection with the management thereof, shall be paid only from the assets belonging to that series.

10.3 Termination of Trust. This Trust shall continue without limitation of time; provided, however, that:

A. The Trustees, with the vote of a majority of the outstanding Shares of any series of the Trust, may sell and convey the assets belonging to such series to another trust or corporation organized under the laws of any state of the United States, which is a management investment company as defined in the Act, for an adequate consideration which may include the assumption of all outstanding obligations, taxes, and other liabilities, accrued or contingent, of the series and which may include beneficial interests of such trust or stock of such corporation. Upon making provision for the payment of all such liabilities, by such assumption or otherwise, the Trustees shall distribute the remaining proceeds ratably among the holders of the Shares of the series then outstanding.

B. The Trustees, with the vote of a majority, of the outstanding Shares of any series of the Trust, may sell and convert into money all the assets belonging to such series. Upon making provision for the payment of all outstanding obligations, taxes, and other liabilities, accrued or contingent, of the series, the Trustees shall distribute the remaining assets belonging to such series ratably among the holders of the outstanding Shares of the series.

C. Without the vote of a majority of the outstanding Shares of any series of the Trust (unless Shareholder approval is otherwise required by applicable law), the Trustees may combine the assets belonging to any two or more series into a single series if the Trustees reasonably determine that such combination will not have a material adverse effect on the Shareholders of each series affected thereby.

D. After the effective date of the determination of the Trustees under paragraph A or B above,

(1) The Trust shall carry on no business relating to the assets of such series except for the purpose of winding up the affairs of such series.

(2) The Trustees shall proceed to wind up the affairs of such series and all of the powers of the Trustees under this Declaration of Trust shall continue until the affairs of such series shall have been wound up, including the power to fulfill or discharge the contracts of the Trust relating to such series, to collect assets of such series, to sell, convey, assign, exchange, transfer, or otherwise dispose of all or any part of the remaining assets of such class to one or more Persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind, to discharge or pay its liabilities, and to do all other acts appropriate to liquidate the business of such series.

Upon completion of the distribution of the remaining proceeds or the remaining assets as provided in paragraphs A and B of this section, the Trustees may authorize the termination of that series of the Trust. Such termination shall be effective upon filing with the State Secretary of the Commonwealth of Massachusetts of an instrument setting forth such termination, at which time the Trustees shall be discharged of any and all further liabilities and duties hereunder relating to such series and the right, title and interest of all parties shall be cancelled and discharged with respect to such series. Such instrument shall constitute an amendment to this Declaration of Trust when filed with the State Secretary of the Commonwealth of Massachusetts as provided in this Title X.

10.8 Amendment Procedure.

A. Subject to the provisions of subsections B and C of this Section 10.8, this Declaration of Trust may be amended by the affirmative vote of the holders of not less than a majority of the outstanding Shares (except that an amendment which shall affect the holders of one or more series of Shares but not the holders of all outstanding series shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series affected and no vote of Shareholders of a series not affected shall be required) or by any larger vote as may be required by any provisions of applicable law.

B. Notwithstanding any other provisions hereof, until such time as a Registration Statement under the Securities Act of 1933, as amended, covering the first public offering of securities of the Trust shall have become effective, this Declaration of Trust may be terminated or amended in any respect by the affirmative vote of a majority of the Trustees.

C. The Trustees may also amend this Declaration without the vote of Shareholders to cure any error or ambiguity or to change the name of the Trust or, if they deem it necessary, to conform this Declaration of Trust to the requirements of applicable state or federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code of 1986, but the Trustees shall not be liable for failing to do so.

The following portions of Registrant’s Code of Regulations, effective as of December 10, 2009, incorporated as Exhibit (b) hereto, define the rights of shareholders:

1.1 Voting Powers. The Shareholders shall have power to vote (a) for the election of Trustees as provided in Section 6.2 and Section 6.5 of the Declaration of Trust; (b) with respect to any amendment of the Declaration of Trust to the extent and as provided in Section 10.8 of the Declaration of Trust; (c) with respect to any restrictions, or amendments thereto, upon the investment of the assets of the Trust to the extent and as provided in Article V of these Regulations; (d) with respect to the approval of investment advisory agreements (as provided in Section 7.1 of the Declaration of Trust), and with respect to distribution agreements entered into on behalf of the Trust or one or more series thereof, to the extent required by the Investment Company Act of 1940; (e) with respect to matters relating to any termination of the Trust or to incorporation to the extent and as provided in Section 10.3 and Section 10.4, respectively, of the Declaration of Trust; (f) with respect to such additional matters relating to the Trust as may be required by law, the Declaration of Trust, these Regulations, or by any requirements applicable to or agreement of the Trust, or as the Trustees may consider desirable; and (g) to the same extent as the stockholders of a Massachusetts business corporation, when considering whether a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders; provided, however, that no Shareholder of a particular series shall be entitled to bring, or to vote in respect of, any class or derivative action not on behalf of the series of the Trust in respect of which the Shareholder owns Shares. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting. Shares may be voted in person or by proxy. The authorization for a proxy to act may be obtained by written authorization or by telephone, facsimile or any electronic means or any other alternative transmission. On any matter submitted to a vote of the Shareholders, all Shares shall be voted in the aggregate and not by individual series or class, except (i) where required by law, Shares shall be voted by individual series or class of a series, and (ii) if the Trustees shall have determined that a matter affects the interests only of one or more series or classes of a series, then only the Shareholders of such affected series or classes of a series shall be entitled to vote thereon. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, the Declaration of Trust, or these Regulations to be taken by Shareholders.

1.2 Meetings. Meetings of Shareholders of the Trust may be called by the Trustees, and shall be called by the Trustees whenever required by law or upon the written request of holders of at least twenty percent of all the outstanding Shares entitled to vote.

1.3 Quorum and Required Vote. At any meeting of the Shareholders, a quorum for the transaction of business shall consist of a majority represented in person or by proxy of the outstanding Shares (without regard to individual series or class) entitled to vote with respect to a matter; provided, however, that at any meeting at which the only actions to be taken are actions required by law, to be taken by vote of the Shareholders of an individual series or class of Shares of a series, a quorum shall consist of a majority of the outstanding Shares of such individual series or class of Shares of a series entitled to vote thereon, and that at any meeting at which the only actions to be taken shall have been determined by the Board of Trustees to affect the rights and interests of one or more but not all series or classes of a series of the Trust, a quorum shall consist of a majority of the outstanding Shares of the series or classes of a series so affected; and provided, further, that any reasonable adjournments of such meeting until a quorum is obtained may be made by a vote of the Shares present in person or by proxy. The vote of a majority of the outstanding Shares shall decide any question and a plurality of Shares shall elect a Trustee, subject to any applicable requirements of law or of the Declaration of Trust or these Regulations; provided, however, that when any provision of law or of the Declaration of Trust or these Regulations requires the holders of Shares of any particular series or class of a series to vote by series or class of a series and not in the aggregate with respect to a matter, then a majority of the outstanding Shares of that series or class of a series shall decide such matter insofar as that particular series or class of a series shall be concerned. As used in these Regulations, the term “vote of a majority of the outstanding Shares” (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the Investment Company Act of 1940) shall have the same meaning given such term in the Investment Company Act of 1940; provided, however, that such term may be used herein with respect to Shares of the Trust as a whole, or with respect to Shares of a particular series or class of a series of the Trust, as the context may require.

1.4 Notice. Written notice, stating the place, day, and hour of each meeting of Shareholders and the general nature of the business to be transacted, shall be given by, or at the direction of, the person calling the meeting to each Shareholder of record entitled to vote at the meeting at least ten days prior to the day named for the meeting, unless in a particular case a longer period of notice is required by law. Any adjournments of a meeting of Shareholders may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice.

1.6 Record Date. The Trustees may fix a time (during which they may close the Share transfer books of the Trust) not more than ninety (90) days prior to the date of any meeting of Shareholders as a record date for the determination of the Shareholders entitled to notice of, or to vote at, any such meeting; only such Shareholders as shall be Shareholders of record at the close of business on the date so fixed shall be entitled to notice of, or to vote at, such meeting, notwithstanding any transfer of any Shares on the books of the Trust after any record date fixed, as aforesaid. The Trustees may also fix a time (during which they may close the Share transfer books of the Trust) not more than fifty (50) days prior to the payment of any dividend, or the date of the allotment of rights or the date when any change or conversion or exchange of Shares shall go into effect, as a record date for the determination of the Shareholders entitled to receive payment of any such dividend, or to receive any such allotment of rights, or to exercise such rights, as the case may be; only such Shareholders as shall be Shareholders of record at the close of business on the date so fixed shall be entitled to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any record date fixed, as aforesaid.

1.7 Shareholder Action by Written Consent. Any action taken by Shareholders may be taken without a meeting if a majority of Shareholders entitled to vote on the matter (or such larger proportion thereof as shall be required by any express provision of law or the Declaration of Trust or these Regulations) consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

3.1 Form. Notices to Shareholders shall be in writing and delivered personally or mailed to the Shareholders at their addresses appearing on the books of the Trust. Notices to Trustees shall be oral or by telephone, telegram, electronic mail, or in writing delivered personally or mailed to the trustees at their addresses (in the case of electronic transmission, email addresses) appearing on the books of the Trust. Oral notice shall be deemed to be given when given directly to the person required to be notified, notice by mail shall be deemed to be given when deposited in the United States mail or with a telegraph office or courier service for transmission and notice by electronic mail shall be deemed to be given at the time of transmission. Notices to Trustees need not state the purpose of a Regular or Special Meeting.

3.2 Waiver. Whenever any notice of the time, place, or purpose of any meeting of Shareholders, Trustees, or committee is required to be given under the provisions of Massachusetts law or under the provisions of the Declaration of Trust or these Regulations, a waiver thereof in writing, signed by the person or persons entitled to such notice and filed with the records of the meeting, whether before or after the holding thereof, or actual attendance at the meeting of Shareholders in person or by proxy, or at the meeting of Trustees or committee in person, shall be deemed equivalent to the giving of such notice to such persons.

(d) (1)	Investment Advisory Agreement between Registrant and HighMark Capital Management, Inc., dated as of September 1, 1998 (the “Investment Advisory Agreement”), is incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 25 (filed November 30, 1998) to Registrant’s Registration Statement on Form N-1A.

(2)	Amendment No. 1 to the Investment Advisory Agreement, dated and made effective as of April 9, 2009, is incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 59 (filed May 29, 2009) to Registrant’s Registration Statement on Form N-1A.

(3)	Amended and Restated Schedule A to the Investment Advisory Agreement, effective as of June 8, 2009, is incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 60 (filed September 29, 2009) to Registrant’s Registration Statement on Form N-1A.

(4)	Sub-Advisory Agreement between HighMark Capital Management, Inc. and LSV Asset Management, effective October 1, 2001, is incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 37 (filed September 27, 2002) to Registrant’s Registration Statement on Form N-1A.

(5)	Amendment No. 1, dated as of October 27, 2005, to Investment Sub-Advisory Agreement between HighMark Capital Management, Inc. and LSV Asset Management is incorporated by reference to Exhibit (d)(6) of Post-Effective Amendment No. 47 (filed November 29, 2005) to Registrant’s Registration Statement on Form N-1A.

(6)	Amendment No. 2, dated as of December 26, 2007, to Investment Sub-Advisory Agreement between HighMark Capital Management, Inc. and LSV Asset Management is incorporated by reference to Exhibit (d)(6) of Post-Effective Amendment No. 55 (filed July 9, 2008) to Registrant’s Registration Statement on Form N-1A.

(7)	Sub-Advisory Agreement between HighMark Capital Management, Inc. and Aronson+Johnson+Ortiz, LP effective March 31, 2003, is incorporated by reference to Exhibit (d)(5) of Post-Effective Amendment No. 39 (filed November 25, 2003) to Registrant’s Registration Statement on Form N-1A.

(8)	Amendment No. 1, dated as of October 27, 2005, to Sub-Advisory Agreement between HighMark Capital Management, Inc. and Aronson+Johnson+Ortiz, LP is incorporated by reference to Exhibit (d)(8) of Post-Effective Amendment No. 47 (filed November 29, 2005) to Registrant’s Registration Statement on Form N-1A.

(9)	Amendment No. 2, dated as of December 13, 2007, to Sub-Advisory Agreement between HighMark Capital Management, Inc. and Aronson+Johnson+Ortiz, LP is incorporated by reference to Exhibit (d)(9) of Post-Effective Amendment No. 55 (filed July 9, 2008) to Registrant’s Registration Statement on Form N-1A.

(10)	Sub-Advisory Agreement between HighMark Capital Management, Inc. and Bailard, Inc., relating to HighMark Enhanced Growth Fund, dated and made effective as of April 3, 2006, is incorporated by reference to Exhibit (d)(10) of Post-Effective Amendment No. 50 (filed August 23, 2006) to Registrant’s Registration Statement on Form N-1A.

(11)	Amendment No. 1, dated as of December 13, 2007, to Sub-Advisory Agreement between HighMark Capital Management, Inc. and Bailard, Inc., relating to HighMark Enhanced Growth Fund, is incorporated by reference to Exhibit (d)(11) of Post-Effective Amendment No. 55 (filed July 9, 2008) to Registrant’s Registration Statement on Form N-1A.

(12)	Sub-Advisory Agreement between HighMark Capital Management, Inc. and Bailard, Inc., relating to HighMark Cognitive Value Fund, dated and made effective as of April 3, 2006, is incorporated by reference to Exhibit (d)(11) of Post-Effective Amendment No. 50 (filed August 23, 2006) to Registrant’s Registration Statement on Form N-1A.

(13)	Amendment No. 1, dated as of December 13, 2007, to Sub-Advisory Agreement between HighMark Capital Management, Inc. and Bailard, Inc., relating to HighMark Cognitive Value Fund, is incorporated by reference to Exhibit (d)(13) of Post-Effective Amendment No. 55 (filed July 9, 2008) to Registrant’s Registration Statement on Form N-1A.

(14)	Sub-Advisory Agreement between HighMark Capital Management, Inc. and Bailard, Inc., relating to HighMark International Opportunities Fund, dated and made effective as of April 3, 2006, is incorporated by reference to Exhibit (d)(12) of Post-Effective Amendment No. 50 (filed August 23, 2006) to Registrant’s Registration Statement on Form N-1A.

(15)	Amendment No.1, dated as of December 13, 2007, to Sub-Advisory Agreement between HighMark Capital Management, Inc. and Bailard, Inc., relating to HighMark International Opportunities Fund, is incorporated by reference to Exhibit (d)(15) of Post-Effective Amendment No. 55 (filed July 9, 2008) to Registrant’s Registration Statement on Form N-1A.

(16)	Sub-Advisory Agreement between HighMark Capital Management, Inc. and Ziegler Capital Management, LLC, relating to HighMark Equity Income Fund, effective as of June 8, 2009, is incorporated by reference to Exhibit (d)(16) to Post-Effective Amendment No. 60 (filed September 29, 2009) to Registrant’s Registration Statement on Form N-1A.

(17)	Sub-Advisory Agreement between HighMark Capital Management, Inc. and Ziegler Capital Management, LLC, relating to HighMark NYSE Arca Tech 100 Index Fund, effective as of June 8, 2009, is incorporated by reference to Exhibit (d)(17) to Post-Effective Amendment No. 60 (filed September 29, 2009) to Registrant’s Registration Statement on Form N-1A.

(18)	Sub-Advisory Agreement between HighMark Capital Management, Inc. and Ziegler Capital Management, LLC, relating to HighMark Wisconsin Tax-Exempt Fund, effective as of June 8, 2009, is incorporated by reference to Exhibit (d)(18) to Post-Effective Amendment No. 60 (filed September 29, 2009) to Registrant’s Registration Statement on Form N-1A.

(19)	Sub-Advisory Agreement between HighMark Capital Management, Inc. and Geneva Capital Management Ltd., relating to HighMark Geneva Mid Cap Growth Fund (formerly known as HighMark Geneva Growth Fund), effective as of June 8, 2009, is incorporated by reference to Exhibit (d)(19) to Post-Effective Amendment No. 60 (filed September 29, 2009) to Registrant’s Registration Statement on Form N-1A.

(20)	Sub-Advisory Agreement between HighMark Capital Management, Inc. and Geneva Capital Management Ltd., relating to HighMark Geneva Small Cap Growth Fund, effective as of June 8, 2009, is incorporated by reference to Exhibit (d)(20) to Post-Effective Amendment No. 60 (filed September 29, 2009) to Registrant’s Registration Statement on Form N-1A.

(e)	(1)	Underwriting Agreement between the Registrant and HighMark Distributors, Inc., effective as of December 1, 2008 (the “Underwriting Agreement”), is incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 58 (filed February 24, 2009) to Registrant’s Registration Statement on Form N-1A.

(2)	Amended and Restated Exhibit A to the Underwriting Agreement, dated as of June 8, 2009, is incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 60 (filed September 29, 2009) to Registrant’s Registration Statement on Form N-1A.

(f)		None.

(g)	(1)	Custodian Agreement between Registrant and Union Bank, N.A. (formerly Union Bank of California, N.A.), dated as of December 5, 2001 (the “Custodian Agreement”), is incorporated by reference to Exhibit (g)(1) of Post-Effective Amendment No. 37 (filed September 27, 2002) to Registrant’s Registration Statement on Form N-1A.

(2)

Amended and Restated Appendix B to the Custodian Agreement, effective as of June 8, 2009, is incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 60 (filed September 29, 2009) to Registrant’s Registration Statement on Form N-1A.

(3)	Amendment Number 1 to the Custodian Agreement, dated as of October 8, 2009, is filed herewith.

(h)	(1)	Amended and Restated Administrative Services Agreement between Registrant and HighMark Capital Management, Inc., effective as of December 10, 2007 (the “Administrative Services Agreement”), is incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 53 (filed November 21, 2007) to Registrant’s Registration Statement on Form N-1A.

(2)

Amended and Restated Schedule A to the Administrative Services Agreement, effective as of June 8, 2009, is incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 60 (filed September 29, 2009) to Registrant’s Registration Statement on Form N-1A.

(3)	Amended and Restated Schedule B to the Administrative Services Agreement, effective as of December 1, 2009, is filed herewith.

(4)	Sub-Administration and Accounting Services Agreement between HighMark Capital Management, Inc. and PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.), effective as of December 3, 2007 (the “Sub-Administration and Accounting Services Agreement”), is incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 54 (filed April 25, 2008) to Registrant’s Registration Statement on Form N-1A.

(5)	Amended and Restated Exhibit A to the Sub- Administration and Accounting Services Agreement, dated as of June 8, 2009, is incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 60 (filed September 29, 2009) to Registrant’s Registration Statement on Form N-1A.

(6)	Transfer Agency and Service Agreement between the Registrant and Boston Financial Data Services, Inc., dated as of August 1, 2009 (the “Transfer Agency and Service Agreement”), is incorporated by reference to Exhibit (h)(6) to Post-Effective Amendment No. 60 (filed September 29, 2009) to Registrant’s Registration Statement on Form N-1A.

(7)	Shareholder Servicing Plan with respect to Class A Shares, effective as of December 11, 2008, is incorporated by reference to Exhibit (h)(7) to Post-Effective Amendment No. 60 (filed September 29, 2009) to Registrant’s Registration Statement on Form N-1A.

(8)	Shareholder Service Plan with respect to Class B Shares, effective December 8, 1999, is incorporated by reference to Exhibit (h)(9) of Post-Effective Amendment No. 34 (filed September 28, 2001) to Registrant’s Registration Statement on Form N-1A.

(9)	Shareholder Service Plan and Agreement with respect to Fiduciary Shares, effective July 1, 2006, is incorporated by reference to Exhibit (h)(10) of Post-Effective Amendment No. 50 (filed August 23, 2006) to Registrant’s Registration Statement on Form N-1A.

	(10)	First Amendment to Shareholder Service Plan and Agreement with respect to Fiduciary Shares, effective as of July 1, 2006, is incorporated by reference to Exhibit (h)(13) of Post-Effective Amendment No. 52 (filed September 27, 2007) to Registrant’s Registration Statement on Form N-1A.

(i)	(1)	Opinion and Consent of Counsel as to shares registered is incorporated by reference to Exhibit (i) of Post-Effective Amendment No.43 (filed September 29, 2004) to Registrant’s Registration Statement on Form N-1A.

	(2)	Opinion and Consent of Counsel, dated January 14, 2005, as to shares registered is incorporated by reference to Exhibit (i)(2) of Post-Effective Amendment No.45 (filed January 14, 2005) to Registrant’s Registration Statement on Form N-1A.

	(3)	Opinion and Consent of Counsel as to shares registered is incorporated by reference to Exhibit (i)(3) of Post-Effective Amendment No.48 (filed December 23, 2005) to Registrant’s Registration Statement on Form N-1A.

	(4)	Opinion and Consent of Counsel as to shares registered is incorporated by reference to Exhibit (i)(4) of Post-Effective Amendment No. 51 (filed November 2, 2006) to Registrant’s Registration Statement on Form N-1A.

	(5)	Opinion and Consent of Counsel as to shares registered is incorporated by reference to Exhibit (i)(5) of Post-Effective Amendment No. 55 (filed July 9, 2008) to Registrant’s Registration Statement on Form N-1A.

	(6)	Opinion and Consent of Counsel as to shares registered is incorporated by reference to Exhibit (i)(6) of Post-Effective Amendment No. 58 (filed February 24, 2009) to Registrant’s Registration Statement on Form N-1A.

(j)	Consent of Deloitte & Touche LLP is filed herewith.

(k)	None.

(l)	None.

(m)	(1)	Restated Distribution Plan with respect to Class A Shares, dated December 13, 2007, is incorporated by reference to Exhibit (m)(1) of Post-Effective Amendment No. 34 (filed September 28, 2001) to Registrant’s Registration Statement on Form N-1A.

	(2)	Amended Class B Distribution Plan, dated June 18, 2003, is incorporated by reference to Exhibit (m)(2) of Post-Effective Amendment No. 39 (filed November 25, 2003) to Registrant’s Registration Statement on Form N-1A.

	(3)	Distribution and Shareholder Services Plan with respect to Class C Shares, effective as of January 1, 2008, is incorporated by reference to Exhibit (m)(4) of Post-Effective Amendment No. 53 (filed November 21, 2007) to Registrant’s Registration Statement on Form N-1A.

	(4)	Distribution Plan with respect to Class S Shares, dated December 11, 2008, is incorporated by reference to Exhibit (m)(5) of Post-Effective Amendment No. 28 (filed September 20, 1999) to Registrant’s Registration Statement on Form N-1A.

(n)	(1)	Amended Multiple Class Plan for HighMark Funds modified by the Board of Trustees on June 26, 2008 (the “Multiple Class Plan”), is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 55 (filed July 9, 2008) to Registrant’s Registration Statement on Form N-1A.

(2)	Amended Schedule A to the Multiple Class Plan, as amended January 23, 2009, is incorporated by reference to Exhibit (n)(2) to Post-Effective Amendment No. 60 (filed September 29, 2009) to Registrant’s Registration Statement on Form N-1A.

(p)	(1)	Code of Ethics of HighMark Funds, dated March 24, 2005 and amended on December 12, 2007, is incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 56 (filed September 29, 2008) to Registrant’s Registration Statement on Form N-1A.

(2)	Code of Ethics of HighMark Capital Management, Inc., dated as of June 24, 2009, is incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 60 (filed September 29, 2009) to Registrant’s Registration Statement on Form N-1A.

(3)	Code of Ethics of LSV Asset Management, dated as of February 19, 2009, is incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 60 (filed September 29, 2009) to Registrant’s Registration Statement on Form N-1A.

(4)	Code of Ethics of Aronson+Johnson+Ortiz, LP, dated January 2, 2009, is incorporated by reference to Exhibit (p)(4) to Post-Effective Amendment No. 60 (filed September 29, 2009) to Registrant’s Registration Statement on
Form N-1A.

(5)	Code of Ethics of Bailard, Inc., dated January 29, 2008 and amended March 23, 2009, is incorporated by reference to Exhibit (p)(5) to Post-Effective Amendment No. 60 (filed September 29, 2009) to Registrant’s Registration Statement on Form N-1A.

(6)	Code of Ethics of Ziegler Capital Management, LLC, dated July 23, 2009, is incorporated by reference to
Exhibit (p)(6) to Post-Effective Amendment No. 60 (filed September 29, 2009) to Registrant’s Registration Statement on Form N-1A.

(7)	Code of Ethics and Personal Trading Policy of Geneva Capital Management Ltd., dated as of November 30, 2007, is incorporated by reference to Exhibit (p)(8) of Post-Effective Amendment No. 59 (filed May 29, 2009) to Registrant’s Registration Statement on Form N-1A.

(8)	Code of Business Conduct and Ethics of HighMark Funds Distributors, Inc., effective as of December 2008, is incorporated by reference to Exhibit (p)(8) to Post-Effective Amendment No. 60 (filed September 29, 2009) to Registrant’s Registration Statement on Form N-1A.

Item 24.	Persons Controlled by or Under Common Control with Registrant

As of the effective date of this Registration Statement, there are no persons controlled by or under common control with the Registrant.

Item 25.	Indemnification

Article IX, Section 9.2 of the Registrant’s Declaration of Trust, filed or incorporated by reference as Exhibit (a) hereto, provides for the indemnification of Registrant’s trustees and officers. Indemnification of the Registrant’s principal underwriter, custodian, investment adviser, administrator and transfer agent is provided for, respectively, in Section 6 of the Distribution Agreement, filed or incorporated by reference as Exhibit (e) hereto, Section 16 of the Custodian Agreement, filed or incorporated by reference as Exhibit (g) hereto, Section 8 of the Investment Advisory Agreement, filed or incorporated by reference as Exhibit (d)(1) hereto, Section 4 of the Administrative Services Agreement, filed or incorporated by reference as Exhibit (h)(1) hereto and Section 6 of the Transfer Agency and Service Agreement, filed or incorporated by reference as Exhibit (h)(3) hereto. Registrant has obtained from a major insurance carrier a trustees and officers’ liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release 11330 under the Investment Company Act of 1940 in connection with any indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.	Business and Other Connections of Investment Adviser and Sub-advisers

HighMark Capital Management, Inc. (the “Adviser”) performs investment advisory services for Registrant. The Adviser offers a wide range of investment management services to its clients in California, Oregon, and Washington and around the world. The Adviser is a subsidiary of Union Bank, N.A., which is a subsidiary of UnionBanCal Corporation. UnionBanCal Corporation is wholly-owned by The Bank of Tokyo-Mitsubishi UFJ, Ltd., a wholly-owned subsidiary of Mitsubishi UFJ Financial Group, Inc.

To the knowledge of Registrant, none of the directors or officers of the Adviser, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of the Adviser may also hold positions with Union Bank, N.A., UnionBanCal Corporation, The Bank of Tokyo-Mitsubishi UFJ, Ltd. and/or their other subsidiaries.

Listed below are the directors and certain principal executive officers of the Adviser, their principal occupations and, for the prior two fiscal years, any other business, profession, vocation, or employment of a substantial nature engaged in by such directors and officers:

Name	Position with the Adviser	Principal Occupation
Jeffrey L. Boyle	Senior Vice President and Sales Manager	Senior Vice President, Sales Union Bank 350 California Street San Francisco, CA 94104

Brian W. Smith	Vice President and Assistant Treasurer	Vice President Union Bank 400 California Street San Francisco, CA 94104

Catherine Vacca	Senior Vice President, Chief Compliance Officer and Assistant Secretary	Chief Compliance Officer HighMark Capital Management 350 California Street San Francisco, CA 94104

Earle A. Malm II	Member of the Board of Directors, Chairman of the Board, President and Chief Executive Officer	President and Chief Executive Officer HighMark Capital Management 350 California Street San Francisco, CA 94104

David J. Goerz III	Member of the Board of Directors, Senior Vice President and Chief Investment Officer	Chief Investment Officer HighMark Capital Management 350 California Street San Francisco, CA 94104

R. Gregory Knopf	Senior Vice President and Managing Director	Managing Director HighMark Capital Management 445 S. Figueroa Street Los Angeles, CA 90071

Kevin A. Rogers	Senior Vice President and Managing Director	Managing Director HighMark Capital Management 18300 Von Karman Avenue Irvine, CA 92612

Douglas Foreman*	Senior Vice President and Director of Equities	Director of Equities HighMark Capital Management 350 California Street San Francisco, CA 94104

Name	Position with the Adviser	Principal Occupation
Richard Earnest	Senior Vice President and Director of Value Momentum	Director of Value Momentum HighMark Capital Management 445 S. Figueroa Street Los Angeles, CA 90071

Laurence Reed	Member of the Board of Directors, Senior Vice President, Chief Financial Officer, Treasurer and Corporate Secretary	Chief Financial Officer HighMark Capital Management 350 California Street San Francisco, CA 94104

John M. Flynn**	Senior Vice President and Head of Institutional Distribution	Head of Institutional Distribution HighMark Capital Management 350 California Street San Francisco, CA 94104

*	Douglas Foreman joined HighMark Capital Management in April 2009. From January 2007 to April 2009, Douglas Foreman was a member of DPFG Inc. board of directors, a real estate consulting firm and a private investor. From 1994 through 2006, Douglas Foreman was the Group Managing Director and Chief Investment Officer of U.S. Equities at Trust Company of the West.
**	John Flynn joined HighMark Capital Management in August 2009. From 2007 to 2009, John Flynn was the Director of Marketing at Ten Asset Management. From 2005 to 2007, John Flynn was a partner at Olympic Investment Group.

LSV Asset Management (“LSV”) is a sub-adviser of HighMark Small Cap Value Fund. LSV is a registered investment adviser organized as a Delaware partnership. The principal business address of LSV is 1 N. Wacker Drive, Chicago, Illinois 60606.

To the knowledge of Registrant, none of the directors or officers of LSV, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Listed below are the directors and certain principal executive officers of LSV, their principal occupations and, for the prior two fiscal years, any other business, profession, vocation, or employment of a substantial nature engaged in by such directors and officers:

Name	Position with LSV	Principal Occupation
Josef Lakonishok	Partner, Chief Executive Officer, Chief Investment Officer and Portfolio Manager	Same

Menno Vermuelen	Partner, Portfolio Manager and Senior Quantitative Analyst	Same

Tremaine Atkinson	Partner, Chief Operating Officer and Chief Compliance Officer	Same

SEI Funds, Inc. 1 Freedom Valley Drive Oaks, PA 19456	General Partner	N/A

Aronson+Johnson+Ortiz, LP (“AJO”) is a sub-adviser of HighMark Large Cap Value Fund. AJO is a registered investment adviser organized as a Delaware limited partnership. The principal address of AJO is 230 South Broad Street, Twentieth Floor Philadelphia, PA 19102.

To the knowledge of Registrant, none of the directors or officers of AJO, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Listed below are the directors and certain principal executive officers of AJO, their principal occupations and, for the prior two fiscal years, any other business, profession, vocation, or employment of a substantial nature engaged in by such directors and officers:

Name	Position with AJO	Principal Occupation
Theodore R. Aronson	Managing Principal, Portfolio Manager	Same. Mr. Aronson also serves as Trustee and Investment Committee Member at Spelman College.

Stefani Cranston	Principal, Portfolio Manager	Same

Douglas D. Dixon	Principal, Trader	Same

Paul Dodge	Principal, Operations	Same

Kevin M. Johnson	Principal, Portfolio Manager	Same

Stuart P. Kaye	Principal, Portfolio Manager	Same. Prior to joining AJO in March 2008, Mr. Kaye was head of research in the U.S. Structured Products Group at Invesco.

Gina Marie N. Moore	Principal, Portfolio Manager	Same

Name	Position with AJO	Principal Occupation
Martha E. Ortiz	Principal, Portfolio Manager	Same

Gregory J. Rogers	Principal, Trader	Same

R. Brian Wenzinger	Principal, Portfolio Manager	Same

Joseph F. Dietrick	Principal, Chief Compliance Officer	Same

Christopher J. Whitehead	Principal, Research	Same

Bailard, Inc. (“Bailard”) is a sub-adviser of HighMark Cognitive Value Fund, HighMark Enhanced Growth Fund and HighMark International Opportunities Fund. Bailard is a registered investment adviser organized as a California corporation. The principal business address of Bailard is 950 Tower Lane, Suite 1900, Foster City, CA 94404.

To the knowledge of Registrant, none of the directors or officers of Bailard, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Listed below are the directors and certain principal executive officers of Bailard, their principal occupations and, for the prior two fiscal years, any other business, profession, vocation, or employment of a substantial nature engaged in by such directors and officers:

Name	Position with Bailard	Principal Occupation*
Thomas E. Bailard	Director and Chairman	Director and Chairman of Bailard Fund Services, Inc.; Director, Chairman and CEO of Bailard REIT I, Inc. (“REIT I”) and Bailard REIT II, Inc.(“REIT II”); Director and President of Bailard Long/Short Offshore Fund, Ltd (“Offshore Fund”); Director and Chairman of BB&K Holdings, Inc.; Director and Chairman of Bailard General Partners I, Inc. (“General Partners I”); CEO of Bailard Emerging Life Sciences I GP, L.P. Previously CEO of Bailard and BB&K Holdings, Inc. Previously Chairman and Director of Bailard Technology Exchange Fund, LLC (the “Tech Fund”).

Peter M. Hill	Director and CEO	Director and CEO of BB&K Holdings, Inc.; Director of Bailard Fund Services, Inc.; Director of General Partners I; Director and Vice President of Offshore Fund. Previously Chief Investment Officer of Bailard. Previously President and Director of the Tech Fund.

Sonya Thadhani	Chief Investment Officer and Portfolio Manager	Portfolio Manager for HighMark Enhanced Growth Fund. Previously Senior Vice President of Equity Research at Bailard.

Burnice E. Sparks, Jr.	Director and President	Chief Executive Officer, Chief Compliance Officer and Director of Bailard Fund Services, Inc.; Director of General Partners I. Previously President of Client Group at Bailard.

Barbara V. Bailey	Treasurer/Secretary, Executive Vice President and Chief Financial Officer	Treasurer and Secretary of BB&K Holdings, Inc.; Treasurer and Secretary of Bailard Fund Services, Inc.; Treasurer and Secretary of REIT I.; Treasurer and Secretary of REIT II; Treasurer/Assistant Secretary of Offshore Fund; Treasurer/ Secretary of General Partners I; Treasurer/ Secretary of Bailard Emerging Life Sciences I GP, L.P. Previously Treasurer/CFO of the Tech Fund.

Name	Position with Bailard	Principal Occupation*
Diana L. Dessonville	Executive Vice President and Director of the Business Development Group	Vice President of REIT I and REIT II.

*	The principal business address of each entity listed is 950 Tower Lane, Suite 1900, Foster City, CA 94404.

Ziegler Capital Management, LLC (“ZCM”) is a sub-adviser of HighMark Equity Income Fund, HighMark NYSE Arca Tech 100 Index Fund and HighMark Wisconsin Tax-Exempt Fund. ZCM is a registered investment adviser organized as a Wisconsin limited liability company. The principal business address of ZCM is 200 South Wacker Drive, Suite 2000, Chicago, IL 60606.

To the knowledge of Registrant, none of the directors or officers of ZCM, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Listed below are the directors and certain principal executive officers of ZCM, their principal occupations and, for the prior two fiscal years, any other business, profession, vocation, or employment of a substantial nature engaged in by such directors and officers:

Name	Position with ZCM(1)	Principal Occupation*
John J. Mulherin	Director	Chief Executive Officer of the Ziegler Companies.

Scott Roberts	Director and President	Senior Managing Director of the Ziegler Companies since 2009; Director and President of Ziegler Capital Management, LLC since 2009; Chief Executive Officer of DeSari Capital from 2007 to 2008; President of Deerfield Capital Management from 2000 to 2007.

Elizabeth A. Watkins	Director and Chief Compliance Officer	Senior Managing Director, Chief Risk and Compliance Officer of the Ziegler Companies.

Benjamin H. DeBerry	Director and Secretary	Managing Director – General Counsel of the Ziegler Companies.

Jeff Vredenbregt	Treasurer	Managing Director – Chief Financial Officer of the Ziegler Companies.

Name	Position with ZCM(1)	Principal Occupation*
Paula M. Horn	Chief Investment Officer – Fixed Income.	Chief Investment Officer – Fixed Income; associated with Ziegler Capital Management, LLC since 2009; President of DeSari Capital from 2007 to 2008; associated with Deerfield Capital Management from 2000 to 2007.

Donald J. Nesbitt	Chief Investment Officer – Equities	Same

Craig S. Vanucci	Senior Vice President, Chief Portfolio Strategist	Same

Linda Matza	Institutional Sales	Same

Charles Self	Senior Vice President, Institutional Sales/Portfolio Strategist	Senior Vice President, Institutional Sales/Portfolio Strategist; associated with Ziegler Capital Management LLC since 2009. Institutional Sales at Deerfield Capital Management from 2004 – 2009.

*	The principal business address of each entity listed is 200 South Wacker Drive, Suite 2000, Chicago, IL 60606.
(1)	Certain of the indicated persons are officers or directors of Ziegler Capital Management, LLC’s parent, The Ziegler Companies, Inc., of Ziegler Capital Management, LLC’s affiliate, B.C. Ziegler and Company, and of other subsidiaries of its parent.

Geneva Capital Management Ltd. (“Geneva Capital”) is a sub-adviser of HighMark Geneva Mid Cap Growth Fund and HighMark Geneva Small Cap Growth Fund. Geneva Capital is a registered investment adviser organized as a Wisconsin corporation. The principal business address of Geneva Capital is 250 E. Wisconsin Ave, Suite 1050, Milwaukee, WI 53202.

To the knowledge of Registrant, none of the directors or officers of Geneva Capital, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Listed below are the directors and certain principal executive officers of Geneva Capital, their principal occupations and, for the prior two fiscal years, any other business, profession, vocation, or employment of a substantial nature engaged in by such directors and officers:

Name	Position with Geneva	Principal Occupation*
Amy S. Croen	Director, Co-President and Portfolio Manager	Director and Co-President of Geneva Capital Management Ltd.; Served as Chief Compliance Officer of Geneva Capital Management Ltd. from 2004 to 2008.

Michelle J. Picard	Director, Vice President and Portfolio Manager	Same

William A. Priebe	Director, Co-President and Portfolio Manager	Same

William Scott Priebe	Director, Vice President and Portfolio Manager	Director and Vice President of Geneva Capital Management Ltd. since 2008; Portfolio Manager of Geneva Capital Management Ltd. from 2006 to 2008.

Kris Amborn	Vice President – Operations and Chief Compliance Officer	Chief Compliance Officer of Geneva Capital Management Ltd. since 2008; Vice President – Operations since 2004.

William F. Schneider, M.D.	Director	Same

*	The principal business address of each entity listed is 250 E. Wisconsin Ave, Suite 1050, Milwaukee, WI 53202.

Item 27.	Principal Underwriter

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

HighMark Funds Distributors, Inc. (“the Distributor”), a wholly-owned subsidiary of PFPC Distributors, Inc., is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). As of December 1, 2008, the Distributor acted as principal underwriter for the following investment companies:

HighMark Funds

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 19 of Part B.

The Distributor is a Delaware corporation located at 760 Moore Road, King of Prussia, PA 19406. The Distributor is a wholly-owned subsidiary of PFPC Distributors, Inc. PFPC Distributors, Inc. is a wholly-owned subsidiary of PNC Global Investment Servicing (U.S.) Inc. and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., a publicly traded company.

The following is a list of the directors and executive officers of the Distributor. Unless otherwise noted, the business address of each director or officer is 760 Moore Road, King of Prussia, PA 19406.

Name	Position and Office with Underwriter	Positions and Offices with Registrant
Nicholas M. Marsini, Jr.*	Director	None

Michael DeNofrio**	Director	None

Steven Turowski*	Director	None

Dennis J. Westley*	Director	None

T. Thomas Deck	Director, President and Chief Executive Officer	None

Bruno DiStefano	Vice President	None

Susan K. Moscaritolo**	Vice President	None

Matthew O. Tierney	Treasurer and Chief Financial Officer	None

Rita G. Adler*	Chief Compliance Officer	None

Jodi L. Jamison*	Chief Legal Officer	None

Maria C. Schaffer*	Controller and Assistant Treasurer	None

John Munera*	Anti-Money Laundering Officer	None

Ronald Berge	Assistant Vice President	None

Scott A. Thornton***	Assistant Secretary and Assistant Clerk	None

Dianna A. Stone*	Assistant Secretary and Assistant Clerk	None

Mark Pinocci	Vice President	None

Ellen Krause	Chief Risk Officer	None

*	Located in Wilmington, DE
**	Located in Westborough, MA
***	Located in Pittsburg, PA

(c) Provide the information required by the following table for all commissions and other compensation received, directly or indirectly, from the Registrant during the last fiscal year by each principal underwriter who is not an affiliated person of the Registrant or any affiliated person of an affiliated person:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption and Repurchases	Brokerage Commissions	Other Compensation
HighMark Funds Distributors, Inc.(1)	$690,407.55	$22,883.16	—	—

PFPC Distributors, Inc. (2)	$204,026.87	$15,313.94	—	—

(1)	HighMark Funds Distributors, Inc. became principal underwriter effective December 1, 2008.
(2)	PFPC Distributors, Inc. served as principal underwriter from January 1, 2008 through November 30, 2008.

Item 28.	Location of Accounts and Records

(1) HighMark Capital Management, Inc., 350 California Street, San Francisco, CA 94104 (records relating to its function as investment adviser and administrator).

(2) Union Bank, N.A., 350 California Street, San Francisco, CA 94104 (records relating to its functions as custodian).

(5) PNC Global Investment Servicing (U.S.) Inc., 4400 Computer Drive, Westborough, MA 01581 (records relating to its function as sub-administrator).

(6) PNC Global Investment Servicing (U.S.) Inc., 99 High Street, 27th Floor, Boston, MA 02110 (records relating to its function as sub-administrator).

(7) HighMark Funds Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406 (records relating to its function as distributor).

(8) Boston Financial Data Services, Inc., 2000 Crown Colony Drive, Quincy, MA 02169 (records relating to its function as transfer agent).

(9) Ropes & Gray LLP, One Embarcadero Center, Suite 2200, San Francisco, California 94111, One Metro Center, 700 12th Street, N.W., Suite 900, Washington, DC 20005 and One International Place, Boston, MA 02110 (the Registrant’s Declaration of Trust, Code of Regulations and Minute Books).

Item 29.	Management Services

None.

Item 30.	Undertakings

Registrant hereby undertakes to call a meeting of the shareholders for the purpose of voting upon the question of removal of one or more trustees when requested to do so by the holders of at least 10% of the outstanding shares of Registrant and to comply with the provisions of Section 16(c) of the Investment Company Act of 1940, as amended, relating to shareholder communication.

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant’s latest annual report to shareholders, upon request and without charge.

The names “HighMark Funds” and “Trustees of HighMark Funds” refers respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated March 10, 1987 to which reference is hereby made and a copy of which is on file at the office of the Secretary of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the Trust entered into in the name or on behalf thereof by any of the Trustees, or its representatives or agents, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust and all persons dealing with any series of shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, HighMark Funds, certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of San Francisco and State of California, on the 25th day of November, 2009.

HighMark Funds

By:	/s/ EARLE A. MALM II
Earle A. Malm II
President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement of HighMark Funds has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ EARLE A. MALM II	President (Principal Executive	November 25, 2009
Earle A. Malm II	Officer), Trustee

/s/ COLLEEN CUMMINGS	Controller and Chief Financial Officer (Principal Financial and Accounting Officer)	November 25, 2009
Colleen Cummings

*/s/ DAVID BENKERT	Trustee	November 25, 2009
David Benkert

*/s/ THOMAS L. BRAJE	Trustee	November 25, 2009
Thomas L. Braje

*/s/ DAVID A. GOLDFARB	Trustee	November 25, 2009
David A. Goldfarb

*/s/ EVELYN DILSAVER	Trustee	November 25, 2009
Evelyn Dilsaver

*/s/ MICHAEL L. NOEL	Trustee	November 25, 2009
Michael L. Noel

*/s/ ROBERT M. WHITLER	Trustee	November 25, 2009
Robert M. Whitler

*By:	/s/ EARLE A. MALM II
Earle A. Malm II

Attorney-In-Fact, pursuant to powers of attorney incorporated by reference to Post-Effective Amendment No. 55 (filed July 9, 2008) to Registrant’s Registration Statement on Form N-1A.

Exhibit Index

Exhibit No.	Description

(b)(1)	Form of Amended and Restated Code of Regulations.

(g)(3)	Amendment Number 1 to the Custodian Agreement.

(h)(3)	Amended and Restated Schedule B to the Administrative Services Agreement.

(j)	Consent of Deloitte & Touche LLP.